UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza

4th Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 to December 31, 2015

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Annual Report

December 31, 2015

AQR Diversified Arbitrage Fund

AQR Equity Market Neutral Fund

AQR Global Macro Fund

AQR Long-Short Equity Fund

AQR Managed Futures Strategy Fund

AQR Managed Futures Strategy HV Fund

AQR Multi-Strategy Alternative Fund

AQR Risk-Balanced Commodities Strategy Fund

AQR Risk Parity Fund

AQR Risk Parity II HV Fund

AQR Risk Parity II MV Fund

AQR Style Premia Alternative Fund

AQR Style Premia Alternative LV Fund

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Diversified Arbitrage Fund (the “Fund”) invests in merger arbitrage, convertible arbitrage, and event-driven strategies. The investment process seeks to capture liquidity premia around corporate events and is implemented using corporate securities. Over the 2015 calendar year, the Fund returned -4.87%, for Class I. As described below, this loss was driven by negative contributions from investments in the Fund’s event-driven segment a result of the continued decline in commodity prices and increases in regulatory scrutiny around corporate restructurings. The negative contribution from event-driven investments was partially offset by a positive contribution from merger arbitrage. The Fund’s correlation with overall equity markets continues to be low. Based on monthly return data since its inception on January 15, 2009 through December 31, 2015, the Fund’s equity market beta (relative to the S&P 500®) is 0.06, its annualized volatility is 2.7% and its sharpe ratio is 0.5.

Fund Description

Unlike textbook arbitrage where identical securities can simultaneously be bought and sold for different prices, corporate arbitrage investments involve the purchase and sale of similar but not identical securities at advantageous prices. For example, in merger arbitrage, the target stock can often be purchased for a price that is less than the merger consideration offered by the acquiring company. Arbitrageurs attempt to capture this difference by buying the target stock, and in the case of a stock merger, short-selling the acquirer’s stock. Similarly, in the case of convertible arbitrage, investors typically purchase a convertible bond at a price below fundamental value, and through short selling of the issuer’s common stock, effectively hedging the risk of the call option that is embedded in the convertible bond. Profits are generated when the market price of the bond increases relative to fundamental value.

Like merger arbitrage and convertible arbitrage, other strategies employed by the Fund involve the purchase of securities around corporate events at what we believe are discounts to their fundamental values. For every investment, an attempt is made to hedge the embedded systematic risk. Where there is no direct hedge for a purchased security, highly correlated indirect hedges are employed. For example, systematic equity market risk is hedged by shorting S&P futures. Similarly, credit market risk and interest rate risk are hedged using derivative contracts (credit default swap indices and Treasury futures). Although indirect hedges effectively mitigate systematic risk (e.g. beta), they expose the Fund to basis risk – the basket of securities purchased around corporate events do not necessarily move in lockstep with the hedging instruments.

Performance Attribution

The Fund’s 2015 performance was caused by a negative contribution from event-driven investments (-5.8%) partially offset by a positive contribution from merger arbitrage (+1.0%). Convertible arbitrage did not contribute, positively or negatively, to the Fund’s 2015 return. There were two underlying causes for the negative contribution from event-driven investments. The first involves commodity prices. For event-driven trades that focus on corporate bankruptcies and restructurings in commodity-focused industries, the significant and continuous decline in prices of the underlying commodities caused deterioration in recovery values. As a result, even secured corporate bonds that would normally receive a full recovery in a corporate restructuring suffered significant losses. This was especially true in the energy industry, but it was also true in other industries such as chemicals and paper. Large losses are not uncommon in event-driven investments. However, they are typically idiosyncratic in nature and are offset by idiosyncratic gains. In the global environment that has existed since the fourth quarter of 2014, the distribution of returns has been skewed to the downside with few positive outcomes.

The second underlying cause of the negative contribution from event-driven investments is related to regulatory developments. In 2014, the Obama administration announced that it was considering new regulations to dissuade companies from undertaking tax-inversion mergers whereby merging companies reduce their overall tax liabilities by incorporating in foreign countries with lower corporate tax rates. Beginning in late 2014, a number of mergers were adversely affected by the new

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

regulations. Along a similar vein, in 2015 the government signalled a possible change in the tax treatment of corporate spinoffs. Historically, corporations were able to separate lines of business without incurring taxes at the corporate level. However, in response to Yahoo!’s announced spinoff of its holdings in Alibaba Group, the government indicated that it may take a more aggressive view of the taxability of these types of corporate restructurings. This aggressive response by the government had a direct and significant effect on the Fund. One of the Fund’s largest positions is comprised of a long position in Yahoo! and short positions in Alibaba and Yahoo! Japan. However, when the government refused to grant Yahoo! a favorable tax ruling, Yahoo! cancelled the Alibaba spinoff causing the effective market price of the core internet assets to decline generating losses for the Fund. Ultimately we think that Yahoo! will successfully separate its core internet business from its holdings in Alibaba and Yahoo! Japan in a tax-efficient way, and when it does, the Fund’s position should appreciate.

Over 2015, merger arbitrage contributed +1.0% to the Fund’s return. Throughout the year, merger deal flow remained strong, nearly matching pre-financial-crisis levels, and merger spreads were wide. One might think that with strong deal flow and wide spreads, merger profits would be unusually strong. However, wide deal spreads often reflect heightened risk that announced mergers will fail to be consummated. There were two primary sources of deal failure risk in 2015, both related to government regulations. As suggested above, one involves tax inversion mergers where the government continues to modify rules in an attempt to make it less economically attractive for U.S. corporations to change their domiciles through mergers. The second source of risk is related to a more aggressive stance taken by U.S. anti-trust regulators. In a number of cases, the government filed suit to prevent parties from consummating mergers. Merging parties responded by either cancelling their mergers or opting to fight anti-trust authorities in court. As a result of the increase in regulatory risk, the median merger spread widened throughout 2015. At the beginning of the year, the median annualized merger spread was 5.5%. By the end of 2015, the median annualized spread had increased to 8.5%. Although a portion of the spread increase may have been caused by the combination of robust merger deal flow and insufficient arbitrage capital, a majority of the increase was likely caused by investors’ reactions to more aggressive merger regulation.

Unlike merger arbitrage, new deal flow in the convertible market was slow in 2015. Approximately $39 billion was issued in the domestic convertible market, a decrease from approximately $49 billion in each of the two prior years. On a net basis (new issues less retirements), the convertible market grew by approximately $10 billion in 2015, similar to the growth in 2014.

During 2015, we estimated the median difference between the market price and fundamental value (we refer to this difference as “cheapness”) for equity-sensitive convertible bonds increased from approximately 1.0% to 1.6%. Although it is difficult to know with certainty the underlying cause of convertible cheapening, it is likely related to activity in the high yield market. Convertible bonds richened moderately between January and May when high-yield corporate debt generated positive returns and then cheapened considerably between June and December when the high yield market generated negative returns. However, even with the net cheapening, other sources of value in the convertible strategy, namely dynamic hedging, portfolio rebalancing, and portfolio hedging offset the cheapening such that losses from convertible arbitrage were not realized over the year.

Looking Forward

2015 was a difficult year across corporate arbitrage strategies, particularly in the restructuring space. The Altman-Kuehne Defaulted Bond Index returned -39.5%, its second-worst year ever (2008 was the worst year). As a consequence, redemptions from event-driven funds were high and a number of hedge funds and mutual funds that follow event/restructuring strategies announced that they were ceasing operations. Although the selling associated with the cessation of operations put further pressure on prices and has amplified losses, it has produced two positive effects. First, price pressure caused by sellers’ demand for liquidity should revert causing a partial rebound in prices. More importantly, with fewer investors going forward, securities issued by companies involved in restructurings will be more attractively priced. In addition, given the copious amount of high-yield debt issued over the past several years, we expect the volume of restructuring opportunities to increase, particularly if the market volatility experienced during the first few weeks of 2016 continues. Recent market volatility is also creating opportunities in other strategies. Closed-end fund discounts have widened significantly as have yields on Special Purpose Acquisition Companies (SPACs). The increase in SPAC spreads is a particularly strong indication that the price of liquidity has increased.

The price of liquidity noted in the event-driven space is also affecting prices in the merger and convertible markets. As noted above, merger spreads widened significantly in 2015 and remain wide relative to recent history. Although merger spreads reflect heightened regulatory risk, currently wide spreads can be partially attributed to strong deal flow and reduced investor willingness to provide liquidity. Similarly, in the convertible market, the fundamental cheapness of convertible bonds has increased despite the extraordinarily slow new-issue market. This too is an indication that the price of liquidity has increased.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Opportunities in corporate arbitrage will be particularly attractive if deal flow remains robust. In the current environment, the convertible new-issue market is slow, but merger deal flow continues to be strong and we expect distressed opportunities across industries to be plentiful. Relative to prior years, we expect investment opportunities to be above average in 2016. Irrespective of where the Fund deploys capital in 2016, we will continue to hedge systematic equity, credit, and interest rate risk, with the intention of delivering uncorrelated positive returns.1

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year		3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ADAIX	-4.87%	*	-2.78%	-0.87%	1.31%	1/15/2009
Fund - Class N: ADANX	-5.04%	*	-3.00%	-1.11%	1.05%	1/15/2009
Fund - Class R6: QDARX	-4.74%	*	na	na	-7.90%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.96%, 2.20% and 2.02%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2015 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

[1]	Note that the Fund utilizes various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFIED ARBITRAGE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Lars Nielsen

Principal

Dear Shareholder:

The AQR Equity Market Neutral Fund (the “Fund”) seeks to provide investors with returns from potential gains of its long and short equity positions. The Fund is designed to be market- or beta-neutral, meaning the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Fund, on average, intends to target a portfolio beta of zero over a normal business cycle.

Since the Fund targets a beta of zero, an appropriate benchmark is U.S. Treasury returns, which remain at near-zero levels. Since inception, the Fund handily outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, its benchmark, with the Class I shares returning 19.51% vs the benchmark return of 0.05% during this period.

Fund returns were driven by strong performance of most of our investment themes. Investor Sentiment, Stability, Country-Industry Pairs, and all of our Momentum-related themes (within industry, across industry and indirect Momentum) worked particularly well in 2015, with the exposure gained through the use of Total Return basket swaps. Valuation signals within and across industries underperformed slightly. These valuation themes tend to be negatively correlated with momentum signals. Geographically, stocks in the U.S. and Canada contributed the most to overall returns, while in Spain and the Netherlands stock selection detracted most from returns. At the sector level, the stock selection strategy worked best in industrials and energy in 2015.

The Fund ended the year with a highly diversified stock portfolio. Securities remained globally diversified with nearly 40% of the Fund invested outside of the U.S. The Fund does take small industry views. As of the end of the year, our largest sector overweights were in healthcare and information technology, while our largest underweights were in energy and utilities.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR EQUITY MARKET NEUTRAL FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QMNIX	17.60%	19.51%	10/7/2014
Fund - Class N: QMNNX	17.43%	19.31%	10/7/2014
Fund - Class R6: QMNRX	17.72%	19.63%	10/7/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 4.61%, 4.87% and 4.53%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

AQR EQUITY MARKET NEUTRAL FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/07/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

John Liew

Founding Principal

Michael Katz

Principal

Lars Nielsen

Principal

Jordan Brooks

Managing Director

David Kupersmith

Managing Director

Dear Shareholders:

The AQR Global Macro Fund (the “Fund”) invests across four liquid asset classes: fixed income, currencies, commodities and equities. Within each asset class, we take both relative value and directional positions. The strategy is long-term market-neutral, but can take directional views over the short term. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on attractiveness of opportunities within the different asset classes we trade. The Fund’s strategy trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals.

Our investment philosophy is rooted in the insight that financial markets tend to underreact to macroeconomic news. This implies that macroeconomic news tends to have a persistent effect on asset prices. Our strategy seeks to take advantage of this tendency by investing across liquid markets on the basis of macroeconomic news and trends, an investment approach we call macro momentum. We form macro momentum views by evaluating both quantitative and discretionary indicators across a variety of dimensions, from growth and inflation to monetary policy and international trade. By integrating both quantitative and discretionary indicators of macro momentum in a bottom-up, risk-controlled portfolio construction, we capture the best features of both approaches while maintaining the benefits of a systematic and disciplined process.

With macro momentum at the core of our investment philosophy, we also consider price momentum, value and carry indicators. This multifactor approach provides a more holistic picture of each asset’s attractiveness than trading on macro momentum alone does. Macro momentum tends to drive asset positioning (long or short) in our portfolio, but the degree of agreement between macro momentum, on the one hand, and price momentum, value and carry, on the other, determines ultimate position sizing. Our bottom-up portfolio construction – in which we evaluate the attractiveness of each asset across a large number of dimensions – allows us to build a highly diversified portfolio.

The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, was up +0.05% over the course of 2015. The Fund outperformed this benchmark, with the Class I shares returning +1.71% net of fees on the year. The low, positive benchmark performance can be attributed to the general low rate environment over the course of 2015. The Fund performance across asset classes was mixed. The Fund experienced gains in commodities (up +2.93%) and currencies (developed currencies up +1.50% and emerging currencies up +0.63%). The Fund had losses in equities (developed equities down -1.81% and emerging equities down -0.01%) and fixed income (developed interest rates down -1.70%, yield curve -1.54% although somewhat offset by developed bonds that were up +1.65%). U.S. tactical asset allocation also contributed to returns, as the strategy was up +0.07% on the year.

Commodities

The Fund’s directional commodities strategies were the top contributor on the year. Gains were seen in the first, third and fourth quarters, largely driven by short positions in energy and agricultural commodity futures. The Fund held short Brent and WTI crude oil positions over the year based on downward revisions to growth and industrial production forecasts in commodity consuming countries such as China, U.S. dollar appreciation, unattractive carry, and negative price momentum. The Fund was short agricultural commodities also on downward revisions to growth forecasts in key commodity consuming countries, U.S. dollar appreciation, and negative longer-term price momentum. The sizing of our short views across these commodity markets was slightly reduced by attractive value. Short positions in Brent and WTI crude oil performed well, as global oil production remained elevated despite the drastic decline in crude prices from over $100 per barrel in mid-2014 to below $40 per barrel in 2015. Shale oil operations in the U.S., a segment of global production once thought to be highly dependent on elevated crude prices, managed to maintain production near peak levels. OPEC members not only failed to boost prices by cutting production quotas, but actually pushed their output further above previously agreed limits, adding to the glut of crude in global markets. Short positions in agricultural commodities performed well as weather was favorable in key growing regions, production was elevated and a stronger U.S. dollar weighed on export prospects.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

Developed Bonds

Both directional and relative value bond strategies added to returns. Directional long views in U.K. gilts and Canadian government bonds performed well. The Fund was long U.K. gilts during the third quarter based on poor equity market performance and positive price momentum. Concerns over slower growth in China and other emerging markets boosted gilt prices during the period. The Fund was long Canadian government bonds over the year on negative earnings revisions, poor equity market performance, downward revisions to inflation and positive price momentum. This position performed well as the Bank of Canada responded to lower oil prices and related growth concerns by cutting its key policy rate twice, once in January and again in July. Short Australian and Japanese government bonds were top contributors within the relative value strategy. The Fund was short Australian bonds on poor carry and positive growth surprises. The Fund’s short in Japanese government bonds was driven by unattractive carry and valuation as well as equity market outperformance. Australian bonds underperformed over the fourth quarter on stronger than expected employment data released by the Australian Bureau of Statistics and a less dovish than expected Reserve Bank of Australia (RBA). The RBA kept its key policy rate unchanged at its November meeting, despite nearly half of surveyed economists expecting a rate cut. Japanese government bonds underperformed the cross section over the year as the Bank of Japan remained optimistic on reaching its inflation target without taking further easing measures.

Developed Currencies

The developed currency strategy was another meaningful contributor. Gains were seen in a long Japanese Yen position in the third quarter and a long Euro position in the second quarter. The Fund was long the Yen and Euro on improvements in terms of trade, aided by the fall in oil prices, positive twelve month equity market performance and attractive valuation. The Japanese Yen outperformed, with large gains seen in the third quarter. In addition to the Bank of Japan remaining optimistic on reaching its inflation target, worries over global growth during the third quarter led low-yielding currencies to outperform their high-yielding counterparts. After depreciating over the first quarter on the European Central Bank’s announcement of a larger than expected asset purchase program, the Euro rebounded in the second quarter as European growth data improved and inflation exceeded consensus forecasts.

Developed Equities

The largest detractor over the year was the developed equity strategies, with losses concentrated in the Fund’s relative value strategy. During the second quarter the Fund was long the German DAX Index and short the S&P 500 Index. The German DAX position was based on positive growth surprises and improved international trade, helped by a weaker Euro. The short S&P 500 view was driven by deteriorating exports, partially the result of a strengthening U.S. dollar, as well as elevated valuations. The overweight position in the German DAX detracted from performance due to uncertainty over Greek bailout negotiations and a rebound in the value of the Euro currency, which dampened the outlook for exporters which make up a meaningful portion of the index. The short position in the S&P 500 was also unprofitable, as a depreciating U.S. dollar and dovish guidance from the Federal Reserve (“Fed”) led to outperformance relative to other developed markets.

Developed Interest Rates

Another detractor was the developed interest rates strategy, with losses concentrated in the first and fourth quarters and mainly in the Fund’s relative value strategy. In the first quarter, a short view on Canadian interest rate futures was a large detractor. The short position was driven by equity market outperformance and unattractive value. Canadian interest rate futures outperformed over the quarter as the Bank of Canada surprised markets in January by cutting its key policy rate despite consensus forecasts for the central bank to remain on hold. Losses over the first quarter were partially offset by a long Swiss interest rate futures position. The Swiss National Bank surprised markets on January 15th by removing its 1.20 Euro-Swiss franc FX floor and cutting its deposit rate to -0.75%. In the fourth quarter the Fund was long U.S. and U.K. interest rate futures. The U.S. view was supported by inflation forecasts being revised lower and negative inflation surprises, U.S. dollar appreciation and attractive value. The U.K. view was based on equity market underperformance, negative growth revisions and attractive value. The Fund’s long U.S. interest rate futures position detracted as the Fed came across more hawkish than expected at its October meeting, shifting market pricing to expect higher odds the Fed would hike at its December meeting. In line with these revised expectations, at its December meeting, the Fed hiked its key policy rate for the first time since 2006. U.K. interest rate futures also underperformed. Despite Bank of England (BOE) Governor Mark Carney signaling that the BOE was unlikely to follow the Fed in hiking rates due to low inflation in the U.K., Canadian and European interest rate futures outperformed the U.K. contracts. Lower oil prices helped to support Canadian interest rate futures and a more accommodative European Central Bank aided European interest rate futures.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR GLOBAL MACRO FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QGMIX	1.71%	0.74%	4/8/2014
Fund - Class N: QGMNX	1.41%	0.45%	4/8/2014
Fund - Class R6: QGMRX	1.71%	3.15%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.30%, 2.55% and 2.08%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL MACRO FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 04/08/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder:

The AQR Long-Short Equity Fund (the “Fund”) seeks to provide higher risk-adjusted returns with lower volatility relative to global equity markets. It does so using three different sources of return: 1) the potential gains from its long/short equity positions by entering into Total Return Basket Swaps, 2) overall exposure to equity markets, through the use of futures contracts, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long/short (market-neutral) stock portfolio. It also manages its beta relative to the MSCI World Index** (“MSCI World”) to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7, depending on our market views.

Global developed equity markets performed negatively in 2015, driven primarily by expectations of slower growth in China and the underperformance of the energy sector. The Fund’s custom benchmark (0.5* MSCI World + 0.5* Bofa Merrill Lynch 3-Month U.S. Treasury Bill IndexSM) delivered slightly negative returns of -0.19% over this period. The Fund handily outperformed this benchmark, with the Class I shares returning 17.04%.

The stock selection strategy, through the use of Total Return basket swaps, contributed to the majority of the outperformance and returned 16.90% for the year. Returns were driven by the strong performance of nearly all of our investment themes. In particular, investor sentiment, stability, and all of our momentum investment themes contributed the most to positive returns. Conversely, valuation signals within and across industries underperformed. These valuation themes tend to be negatively correlated to momentum signals. Geographically, stocks in the U.S. and Canada contributed the most to overall returns, while Spanish and Italian stocks detracted slightly from performance. At the sector level, the stock selection strategy worked best in industrials and energy in 2015.

The Fund did not benefit from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s negative performance. Our tactical market exposure (the desired deviation from a beta of 0.5) slightly contributed to outperformance.

The Fund ended the year with a highly diversified stock portfolio. Securities remained globally diversified, with nearly 40% of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the year, our largest sector overweights were in healthcare and information technology, while our largest underweights were in energy and utilities.

Our tactical market view was positive at the end of the year and as a consequence, our ex-ante beta to the MSCI World was 0.6. This was mostly driven by favorable valuation and fundamental momentum indicators.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR LONG-SHORT EQUITY FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QLEIX	17.04%	17.76%	7/16/2013
Fund - Class N: QLENX	16.79%	17.45%	7/16/2013
Fund - Class R6: QLERX	17.16%	17.86%	9/2/2014

50% MSCI World Index**/50% BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	-0.19%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.40%, 2.52% and 2.05%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR LONG-SHORT EQUITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Managing Director

Dear Shareholder:

The AQR Managed Futures Strategy Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

The strategy had another year of positive performance in 2015, with the Class I shares returning 2.00% versus a 0.05% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. The strategy outperformed the SG Trend Index, formerly the Newedge Trend Index, which returned +0.04% in 2015. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, on a gross basis, equities detracted -2.06%, fixed income contributed +0.28%, commodities contributed +5.05%, and currencies were roughly flat at +0.02%.

Several market themes that emerged in 2014 continued to shape the path markets took in 2015. One in particular was the divergence of central bank policy across various countries, which continued throughout 2015.

Most notably, the Federal Reserve (“Fed”) ended its quantitative easing program in late 2014, and in subsequent communications throughout 2015, reiterated the readiness of the U.S. economy for a rate hike sometime within the year. While acknowledging certain headwinds to the global economy, the Fed raised interest rates in December for the first time since 2006, justifying its action on the back of strong improvements in the U.S. labor market. In sharp contrast, the European Central Bank (“ECB”) took the opposite path, announcing a new and larger than expected 60 billion Euro per month asset purchase program in early 2015. Also early in the year, the Bank of Canada preemptively cut interest rates due to concerns regarding the impact of falling commodity prices on its economy. Other central banks joined the easing bias in 2015 including Australia, New Zealand, Singapore, India, Korea and China. In Japan, the government remained committed to continuing aggressive monetary policy and fiscal stimulus, as well as implementing structural reforms.

These divergent policy responses had significant influence on markets during the year. The Fed’s aim of hiking interest rates versus other countries’ easing bias fueled a continuation of 2014’s bullish trend in the U.S. dollar, which was among the strongest performing trends in 2015. Related to U.S. dollar strength, commodity prices continued to suffer significant declines in 2015, most notably in the energy sector. This was partially a U.S. dollar story, but perhaps more importantly global oil producers largely maintained, and in some cases increased, production despite falling prices, causing prices to fall further. Falling energy prices were in fact among the most consistent trends in 2015 and the strongest contributors to overall performance for the year.

In contrast to these key trends, most other markets responded to inherently unstable sentiment throughout 2015. In the first quarter for example, European equities and fixed income experienced strong rallies, only to give back some of their gains as issues concerning Greece took center stage, and as the prospect for rising rates in the U.S. became tangible in the second quarter. Additionally, the consistent path of monetary policy in Japan meant that at times the Yen depreciated due to monetary stimulus, while at others, it appreciated on safe-haven demand. The Euro exhibited similar dynamics, as

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

markets debated the degree of commitment to additional stimulus by the ECB. These shifts prompted reversals and generally hurt the strategy.

In the third quarter, global equities suffered their worst drawdown since 2011 due to fears that slowing growth in China and other large emerging markets might drag down global growth. These concerns intensified following the Chinese leadership’s surprise decision to allow the Renminbi to depreciate against the dollar on August 11th, which caused large sell-offs in higher-yielding currencies, and risk assets more broadly. In the major risk-off episode of August, and the third quarter more generally, the strategy demonstrated its strong diversification potential with positive performance.

Transitioning into the fourth quarter, sentiment shifted again. As the Fed did not hike in September and the People’s Bank of China eased, riskier assets globally rallied strongly as markets entered a more accommodative environment. However, with the Fed raising interest rates in December for the first time since 2006, and the ECB disappointing markets with the pace of its stimulus measures in December, equities, fixed income and currencies experienced reversals yet again, creating a difficult environment for trend following.

Long-term trend-following signals outperformed short-term signals, contributing mainly due to short commodities positioning, and also from long positions in the U.S. dollar and in global fixed income markets. Short-term signals detracted however, performing negatively in every asset class as every asset class exhibited reversals at various points throughout the year. Over-extended signals contributed, as they helped the strategy navigate reversals in fixed income during the second quarter and in commodities in February and at the end of August.

The strategy’s average annualized volatility target is 10.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 8.4% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a similar volatility level of 8.2% as the trend environment continued to be varied for the assets the Fund trades at the end of the year.

Overall, given the degree to which market sentiment changed direction in 2015 across various asset classes, our strategy weathered a difficult environment for trend following and markets more broadly. The Fund notably outperformed the SG Trend Index. There are several factors we can point to which were likely helpful in 2015. First, unlike some competitors, we maintain a trend-following focused approach and avoid adding non-trend strategies, which can exhibit positive correlation to risky assets in weak market environments. Some of these non-trend strategies performed poorly in 2015. Second, our over-extended signals helped navigate certain periods of reversals, such as in fixed income in late-April and early-May. Some aspects of our approach did not help, such as trading non-U.S. dollar currency crosses, but we will continue to emphasize diversification as we believe it allows for better risk management and an improved long-run investor experience.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQMIX	2.00%	6.97%	3.37%	3.71%	1/5/2010
Fund - Class N: AQMNX	1.75%	6.68%	3.10%	3.44%	1/5/2010
Fund - Class R6: AQMRX	2.16%	na	na	11.40%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.26%, 1.53% and 1.19%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/05/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Managing Director

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

The Fund had another year of positive performance in 2015, with the Class I shares returning +2.48% versus a +0.05% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. By asset class, on a gross basis, equities detracted -3.15%, fixed income contributed +0.29%, commodities contributed +7.43%, and currencies detracted -0.37%. The strategy outperformed the SG Trend Index, formerly the Newedge Trend Index, which returned +0.04% in 2015. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds.

Overall, given the degree to which market sentiment changed direction in 2015 across various asset classes, our strategy weathered a difficult environment for trend following and markets more broadly. There are several factors we can point to for the positive results. We continually maintain a trend-following focused approach and avoid adding non-trend strategies, which can exhibit positive correlation to risky assets in weak market environments. Second, our over-extended signals helped navigate certain periods of reversals, such as in fixed income in late-April and early-May. Some aspects of our approach did not help, such as trading non-U.S. dollar currency crosses, however we will continue to emphasize diversification as we believe it allows for better risk management and an improved long-run investor experience.

Several market themes that emerged in 2014 continued to shape the path markets took in 2015. One in particular was the divergence of central bank policy across various countries, which continued throughout 2015.

Most notably, the Federal Reserve (“Fed”) ended its quantitative easing program in late 2014, and in subsequent communications throughout 2015, reiterated the readiness of the U.S. economy for a rate hike sometime within the year. While acknowledging certain headwinds to the global economy, the Fed raised interest rates in December for the first time since 2006, justifying its action on the back of strong improvements in the U.S. labor market. In sharp contrast, the European Central Bank (“ECB”) took the opposite path, announcing a new and larger than expected 60 billion Euro per month asset purchase program in early-2015. Also early in the year, the Bank of Canada preemptively cut interest rates due to concerns regarding the impact of falling commodity prices on its economy. Other central banks joined the easing bias in 2015 including Australia, New Zealand, Singapore, India, Korea and China. In Japan, the government remained committed to continuing aggressive monetary policy and fiscal stimulus, as well as implementing structural reforms.

These divergent policy responses had significant influence on markets during the year. The Fed’s aim of hiking interest rates versus other countries’ easing bias fueled a continuation of 2014’s bullish trend in the U.S. dollar, which was among the strongest performing trends in 2015. Related to U.S. dollar strength, commodity prices continued to suffer significant declines in 2015, most notably in the energy sector. This was partially a U.S. dollar story, but perhaps more importantly global oil producers largely maintained, and in some cases increased, production despite falling prices, causing prices to fall further. Falling energy prices were in fact among the most consistent trends in 2015 and the strongest contributors to overall performance for the year.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

In contrast to these key trends, most other markets responded to inherently unstable sentiment throughout 2015. In the first quarter for example, European equities and fixed income experienced strong rallies, only to give back some of their gains as issues concerning Greece took center stage, and as the prospect for rising rates in the U.S. became tangible in the second quarter. Additionally, the consistent path of monetary policy in Japan meant that at times the Yen depreciated due to monetary stimulus, while at others, it appreciated on safe-haven demand. The Euro exhibited similar dynamics, as markets debated the degree of commitment to additional stimulus by the ECB. These shifts prompted reversals and generally hurt the strategy.

In the third quarter, global equities suffered their worst drawdown since 2011 due to fears that slowing growth in China and other large emerging markets might drag down global growth. These concerns intensified following the Chinese leadership’s surprise decision to allow the Renminbi to depreciate against the dollar on August 11th, which caused large sell-offs in higher-yielding currencies, and risk assets more broadly. In the major risk-off episode of August, and the third quarter more generally, the strategy demonstrated its strong diversification potential with positive performance.

Transitioning into the fourth quarter, sentiment shifted again. As the Fed did not hike in September and the People’s Bank of China eased, riskier assets globally rallied strongly as markets entered a more accommodative environment. However, with the Fed raising interest rates in December for the first time since 2006, and the ECB disappointing markets with the pace of its stimulus measures in December, equities, fixed income and currencies experienced reversals yet again, creating a difficult environment for trend following.

Long-term trend-following signals outperformed short-term signals, contributing mainly due to short commodities positioning, and also from long positions in the U.S. dollar and in global fixed income markets. Short-term signals detracted however, performing negatively in every asset class as every asset class exhibited reversals at various points throughout the year. Over-extended signals contributed, as they helped the strategy navigate reversals in fixed income during the second quarter and in commodities in February and at the end of August.

The strategy’s average annualized volatility target is 15.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 12.5% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a similar volatility level of 11.8% as the trend environment continued to be varied for the assets the Fund trades at the end of the year.

Overall, given the degree to which market sentiment changed direction in 2015 across various asset classes, our strategy weathered a difficult environment for trend following and markets more broadly. The Fund notably outperformed the SG Trend Index. There are several factors we can point to which were likely helpful in 2015. First, unlike some competitors, we maintain a trend-following focused approach and avoid adding non-trend strategies, which can exhibit positive correlation to risky assets in weak market environments. Some of these non-trend strategies performed poorly in 2015. Second, our over-extended signals helped navigate certain periods of reversals, such as in fixed income in late-April and early-May. Some aspects of our approach did not help, such as trading non-U.S. dollar currency crosses, but we will continue to emphasize diversification as we believe it allows for better risk management and an improved long-run investor experience.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR MANAGED FUTURES STRATEGY HV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QMHIX	2.48%	10.24%	7/16/2013
Fund - Class N: QMHNX	2.19%	9.94%	7/16/2013
Fund - Class R6: QMHRX	2.54%	16.85%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.79%, 2.15% and 1.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MANAGED FUTURES STRATEGY HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund’s (the “Fund”) Class I shares returned 9.25% in 2015. For the year, the Fund realized 7.9% annualized daily volatility and a 0.0 correlation to equities. The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, had a slight positive return of 0.05%. The hedge fund industry, as measured by its representative indices, also posted modest losses, with the Credit Suisse Hedge Fund IndexSM (“CS Index”) gaining -0.70% and the HFRITM Fund Weighted Composite Index (“HFRI Index”) gaining -1.02% net of fees for the year. These indices had monthly correlations to global equities, as represented by the MSCI World Index**, of 0.7 and 0.9, respectively in the past 24 months.

Eight of the Fund’s nine strategies had positive results for the year. Stock selection strategies in aggregate were the largest source of profits, particularly the Dedicated Short Bias strategy. The Arbitrage and Macro strategy groups also contributed positively.

Following is a more detailed review of the performance of the categories with notable contributions.

Stock Selection Strategies – Dedicated Short Bias (+5.1%), Equity Market Neutral (+1.7%) and Long/Short Equity (+0.7%) were all strong contributors. The net effect of the directional components of Long/Short Equity and Dedicated Short Bias was slightly down (-0.2%), with the remaining stock selection gains all coming from market neutral themes within the three strategies. Nearly all of the underlying themes produced gains for the year. The largest thematic contributions, in descending order of magnitude, were investor sentiment, growth, high-risk, and valuation.

Event Driven (+1.0%) – Gains from mergers were not concentrated in any particular deal but rather were the product of numerous relatively small gains. In fact, the largest profit from any deal (Lorillard/Reynolds) was less than +0.2%. Gains from mergers were a function of a low rate of deal cancellations (10 of 237) and healthy median annualized spreads in the portfolio throughout the year, averaging about 8%. Relatively wide spreads were partially explained by the perception of increased regulatory risk. In this past year, deal volume increased 81% to a total volume of $880 billion, led by a number of “mega-deals”. These deals may have contributed to larger spreads as the arbitrage community may not have had the capacity or willingness to totally absorb their impact. Due to the low rate of deal cancellations, there were very few portfolio holdings that produced meaningful losses. In fact, Office Depot/Staples, a not-quite-dead-yet deal that was announced in February, lost -0.3% in 2015 and no other deal even lost half as much.

Managed Futures (+0.6%) – Trend following was profitable across asset classes with the exception of equity indices but short positioning across commodities, the result of both longer- and shorter-term trend signals, was virtually the sole driver of performance. Within commodities, energy contracts themselves produced +1.4% in gains, as WTI and Brent crude oil declined -30% and -35%, respectively, while industrial metals led by copper (-26.1%) produced smaller gains, and grains produced small losses while precious metals, softs and livestock were all relatively flat on the year. Equity indices lessened strategy gains by -0.5%, driven by fourth quarter losses as shorter-term trend signals struggled with indices that had dropped sharply in the third quarter and reversed course in October and November. Fixed income and currencies produced very modest gains.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year		3 Year	Since Inception	Date of Inception
Fund - Class I: ASAIX	9.25%		6.99%	4.59%	7/18/2011
Fund - Class N: ASANX	9.02%		6.72%	4.34%	7/18/2011
Fund - Class R6: QSARX	9.33%	*	na	11.97%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 3.68%, 3.97% and 3.23%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2015 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Managing Director

Dear Shareholder:

The AQR Risk Balanced Commodities Fund’s (the “Fund”) Class I shares returned -19.48% in 2015, as commodities across the board experienced extreme sell-offs. Energies, in particular, exhibited significant declines, as West Texas Intermediate (“WTI”) and Brent crude fell -44% and -45%, respectively. The protracted decline was driven primarily by continued supply concerns as OPEC maintained its current production quota, U.S. inventory levels increased more than expected, and Russian production rose to a multi-decade high. Natural gas dropped -39% mainly on warmer weather. In addition, concerns about weaker demand, particularly in China, also fueled the decline in energies. Grains fell throughout 2015 on beneficial weather, diminishing export estimates, and a stronger dollar. Base metals also sold off, as copper and aluminum fell -25% and -22%, respectively. Continued demand weakness in China (the biggest user of industrial metals), which saw volatile financial markets and bearish economic data, contributed to losses in the sector. Precious metals declined in 2015 on US interest rate hikes by the Federal Reserve and a stronger dollar.

While the Class I shares declined -19.48% in 2015, the Fund’s benchmark, the Bloomberg Commodity IndexSM (“BCOM”) declined -24.66%, for an outperformance of 5.18% relative to the benchmark. This brings our three-year outperformance to 0.17% annualized, and our since inception underperformance to -0.07% annualized. We expect the Fund to outperform traditional passive indices over the long term, but in any given year we expect the Fund to average a sizable tracking error of about 10% per year to its benchmark.

The outperformance in 2015 relative to the passive BCOM benchmark was due to a number of fund features. The largest source of outperformance was our drawdown control process, which reduced the Fund’s long-run risk target throughout 2015 as all sectors declined. Although the Fund’s risk-targeted allocation detracted from relative performance since an average net exposure of greater than 100% is entailed in order to target steady volatility, this effect was mitigated by the Fund’s drawdown control process. Tactical models also contributed to relative performance, with gains driven primarily by bearish views on commodities as a whole. Another source of outperformance is the Fund’s risk-balanced strategic allocation, which is less exposed to energies than the passive benchmark. Given the significant declines in energies in 2015, the Fund’s sector allocation contributed significantly to relative outperformance.

The Fund began the year at a volatility target of 9.6%, reflecting a lowered strategic risk target due to drawdown control. Ultimately, at year-end, the volatility target of the Fund was 11.4%, reflecting both drawdown control and bearish tactical views on commodities.

The strategic portion of the portfolio returned -21.2% while tactical tilts added +1.8%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and an annual volatility target of 18%. The tactical returns are the active returns to commodity over- and underweights relative to this strategic portfolio.

The main contributors to tactical performance were our bearish views across most sectors. Generally, fundamental and technical signals were bearish on commodities throughout 2015, when the asset class declined significantly across the board. In addition, within agricultural commodities, value and risk-premia metrics underweighted wheat, contributing meaningfully to performance, particularly in January, as wheat underperformed the sector.

At year-end, the Fund’s tactical positioning reflected bearish views on commodities as a whole due to technical and fundamental weakness. Specifically, trend-following signals contributed to underweights given the poor performance of the asset class in 2015. The Fund finished its third full year with unfortunately poor absolute returns. However, the Fund’s risk-balanced and active approach helped it to outperform the BCOM benchmark. While short term results can be noisy, in the long term we believe the Fund’s broader diversification, strong risk management and active commodity selection can ultimately deliver more steady volatility and strong returns across market environments.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: ARCIX	-19.48%	-17.12%	-15.26%	7/9/2012
Fund - Class N: ARCNX	-19.74%	-17.33%	-15.48%	7/9/2012
Fund - Class R6: QRCRX	-19.46%	na	-27.30%	9/2/2014

Bloomberg Commodity IndexSM	-24.66%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.40%, 1.65% and 1.38%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. BLOOMBERG COMMODITY INDEXSM VALUE OF $10,000 INVESTED ON 07/09/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, nominal and inflation-linked government bonds, commodities, global credit, and emerging currencies – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year at slightly above the 10% long-term average as bullish tactical views in equities and fixed income were not fully offset by bearish views in inflation-sensitive assets. By the end of the year the Fund’s volatility was below its long-term target due to bearish tactical views in fixed income, credit, and inflation-sensitive assets coupled with a fund-wide reduction in portfolio volatility as a result of risk management policies.

Total exposures ended the year lower than they began the year, primarily driven by a shift to bearish tactical tilts and the Fund’s risk management policies. Equity volatility rose on the year, peaking in August, causing a reduction in exposures required to target the same level of risk. Volatility in credit rose slightly while volatility in global bonds and commodities remained relatively flat on the year. Despite these changes, the Fund’s beta to the S&P 500® at the end of 2014 and at the end of 2015 was 0.36. For the year ended December 31, 2015, the Fund’s Class I shares returned 8.10% and realized an annualized volatility of 9.1%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned 0.05% and a “60/40 benchmark” consisting of 60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index returned 1.28% at an average realized volatility of 9.1%. The Fund’s net assets across all share classes were over $510 million at the end of 2015. The Fund experienced gains in one of the four major asset class buckets for the full year. To the net total return of -8.10% for 2015, fixed income contributed +0.9%, credit assets detracted -1.0%, equities detracted –1.8%, and inflation-sensitive assets detracted -6.2%. Tactical tilts contributed positively to performance in all asset classes except equities.

Equity risk detracted as markets fell sharply in August and September on concerns over slower Chinese growth and subsequently rebounded as fears eased in the fourth quarter on accommodative European Central Bank (ECB) rhetoric and better than expected economic data. Emerging markets significantly underperformed developed markets as Chinese growth slowed, commodity prices fell, and political uncertainty increased. Nominal bonds contributed over the year. Bond yields were up in most markets on the year, but returns were generally positive due to roll down and carry. Inflation-sensitive assets detracted significantly from the Fund, with losses coming from both commodities and inflation-linked bonds. Commodity markets were down substantially during the period, driven by excess production, weak demand, and a stronger U.S. dollar. Inflation-linked bonds detracted somewhat as inflation expectations fell in tandem with commodities. Credit spreads contributed and emerging currencies detracted on the year. European credit spreads held on to large gains from early in the year when the ECB was more accommodative than expected with its asset purchase program and economic data improved despite a less dovish ECB at the end of the year. U.S. credit spreads eked out small

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

gains despite widening spreads. Emerging currencies fell against the dollar, especially the Brazilian Real, which was hurt by lower commodity prices, worse than expected economic data and political uncertainty.

Tactical tilts in equities detracted from performance, driven mostly from trend reversals in the second half of the year. Fixed income active views contributed positively, driven by asset class timing underweights in the second quarter which offset strategic losses, as global bond prices fell. Tactical views in inflation-sensitive assets added significant value as trend-following and fundamental momentum timing signals kept commodities underweight throughout the year. Active tilts in credit assets contributed as bearish asset class timing views in the third quarter helped to mitigate loses. Going forward, the portfolio is tactically underweight in fixed income, credit assets, and inflation-sensitive assets and relatively neutral in equities.

Despite a disappointing year, we stand by our conviction in the Fund’s underlying premises and believe that it is a better long-term asset allocation strategy than a traditional equity-risk-centric allocation. It is inevitable that painful periods of underperformance such as the recent one can occur in a strategy that has a high tracking error to traditional allocations with only a modest (but valuable) edge. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is still a sound one. Nothing about the past year (or past few years) would lead us to change our long-term beliefs and going forward, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR RISK PARITY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQRIX	-8.10%	-0.51%	3.46%	4.04%	9/29/2010
Fund - Class N: AQRNX	-8.20%	-0.77%	3.21%	3.78%	9/29/2010
Fund - Class R6: AQRRX	-8.00%	na	na	-8.89%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index	1.28%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 0.93%, 1.23% and 0.89%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 09/29/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II HV Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.7 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 15%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year close to the 15% long-term average as bullish tactical views in equities and fixed income were offset by bearish views in inflation-sensitive assets. By the end of the year the Fund’s volatility was below its long-term target due to bearish tactical views in fixed income and inflation-sensitive assets coupled with a fund-wide reduction in portfolio volatility as a result of risk management policies.

Total exposures ended the year lower than they began the year, primarily driven by a shift to bearish tactical tilts and the Fund’s risk management policies. Equity volatility rose on the year, peaking in August, causing a reduction in exposures required to target the same level of risk. Volatility in global bonds and commodities remained relatively flat on the year. With these changes, the Fund went from a 0.42 beta versus the S&P 500 Index at the end of 2014 to a 0.35 beta at the end of 2015. For the year ended December 31, 2015, the Fund’s Class I shares returned -13.33% and realized an annualized volatility of 12.7%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned 0.05% and a “60/40 benchmark” consisting of 60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index returned 1.28% at an average realized volatility of 9.1%. The Fund’s net assets across all share classes were over $48 million at the end of 2015. The Fund experienced gains in one of the three major asset class buckets for the full year. To the net total return of -13.33% for 2015, fixed income contributed 1.3%, equities detracted –4.0%, and inflation-sensitive assets detracted -10.6%. Tactical tilts contributed positively to performance in all asset classes except equities.

Equity risk detracted as markets fell sharply in August and September on concerns over slower Chinese growth and subsequently rebounded as fears eased in the fourth quarter on accommodative European Central Bank (ECB) rhetoric and better than expected economic data. Emerging markets significantly underperformed developed markets as Chinese growth slowed, commodity prices fell, and political uncertainty increased. Nominal bonds contributed over the year. Bond yields were up in most markets on the year, but returns were generally positive due to roll down and carry. Inflation-sensitive assets detracted significantly from the Fund, with losses coming from both commodities and inflation-linked bonds. Commodity markets were down substantially during the period, driven by excess production, weak demand, and a stronger U.S. dollar. Inflation-linked bonds detracted somewhat as inflation expectations fell in tandem with commodities.

Tactical tilts in equities detracted from performance, driven mostly from trend reversals in the second half of the year. Fixed income active views contributed positively, driven by asset class timing underweights in the second quarter which offset strategic losses, as global bond prices fell. Tactical

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

views in inflation-sensitive assets added significant value as trend-following and fundamental momentum timing signals kept commodities underweight throughout the year. Going forward, the portfolio is tactically underweight in fixed income and inflation-sensitive assets and relatively neutral in equities.

Despite a disappointing year, we stand by our conviction in the Fund’s underlying premises and believe that it is a better long-term asset allocation strategy than a traditional equity-risk-centric allocation. It is inevitable that painful periods of underperformance such as the recent one can occur in a strategy that has a high tracking error to traditional allocations with only a modest (but valuable) edge. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is still a sound one. Nothing about the past year (or past few years) would lead us to change our long-term beliefs and going forward, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR RISK PARITY II HV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QRHIX	-13.33%	-2.74%	-1.86%	11/5/2012
Fund - Class N: QRHNX	-13.64%	-3.02%	-2.15%	11/5/2012
Fund - Class R6: QRHRX	-13.42%	na	-13.74%	9/2/2014

BofA Merrill Lynch U.S. 3-Month Treasury Bill IndexSM	0.05%

60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index	1.28%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.57%, 1.89% and 1.50%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AQR RISK PARITY II HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II MV Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year close to the 10% long-term average as bullish tactical views in equities and fixed income were offset by bearish views in inflation-sensitive assets. By the end of the year the Fund’s volatility was below its long-term target due to bearish tactical views in fixed income and inflation-sensitive assets coupled with a fund-wide reduction in portfolio volatility as a result of risk management policies.

Total exposures ended the year lower than they began the year, primarily driven by a shift to bearish tactical tilts and the Fund’s risk management policies. Equity volatility rose on the year, peaking in August, causing a reduction in exposures required to target the same level of risk. Volatility in global bonds and commodities remained relatively flat on the year. Despite these changes, the Fund’s beta to the S&P 500® at the end of 2014 and at the end of 2015 was 0.27. For the year ended December 31, 2015, the Fund’s Class I shares returned -8.77% and realized an annualized volatility of 8.6%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned 0.05% and a “60/40 benchmark” consisting of 60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index returned 1.28% at an average realized volatility of 9.1%. The Fund’s net assets across all share classes were over $90 million at the end of 2015. The Fund experienced gains in one of the three major asset class buckets for the full year. To the net total return of -8.77% for 2015, fixed income contributed +0.9%, equities detracted –2.5%, and inflation-sensitive assets detracted -7.2%. Tactical tilts contributed positively to performance in all asset classes except equities.

Equity risk detracted as markets fell sharply in August and September on concerns over slower Chinese growth and subsequently rebounded as fears eased in the fourth quarter on accommodative European Central Bank (ECB) rhetoric and better than expected economic data. Emerging markets significantly underperformed developed markets as Chinese growth slowed, commodity prices fell, and political uncertainty increased. Nominal bonds contributed over the year. Bond yields were up in most markets on the year, but returns were generally positive due to roll down and carry. Inflation-sensitive assets detracted significantly from the Fund, with losses coming from both commodities and inflation-linked bonds. Commodity markets were down substantially during the period, driven by excess production, weak demand, and a stronger U.S. dollar. Inflation-linked bonds detracted somewhat as inflation expectations fell in tandem with commodities.

Tactical tilts in equities detracted from performance, driven mostly from trend reversals in the second half of the year. Fixed income active views contributed positively, driven by asset class timing underweights in the second quarter which offset strategic losses, as global bond prices fell. Tactical views in inflation-sensitive assets added significant value as trend-following and fundamental

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

momentum timing signals kept commodities underweight throughout the year. Going forward, the portfolio is tactically underweight in fixed income and inflation-sensitive assets and relatively neutral in equities.

Despite a disappointing year, we stand by our conviction in the Fund’s underlying premises and believe that it is a better long-term asset allocation strategy than a traditional equity-risk-centric allocation. It is inevitable that painful periods of underperformance such as the recent one can occur in a strategy that has a high tracking error to traditional allocations with only a modest (but valuable) edge. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is still a sound one. Nothing about the past year (or past few years) would lead us to change our long-term beliefs and going forward, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR RISK PARITY II MV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QRMIX	-8.77%	-1.51%	-0.88%	11/5/2012
Fund - Class N: QRMNX	-8.94%	-1.75%	-1.14%	11/5/2012
Fund - Class R6: QRMRX	-8.59%	na	-8.97%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index	1.28%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.15%, 1.47% and 1.06%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AQR RISK PARITY II MV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund (the “Fund”), which targets 10% annual volatility, returned 8.76% (Class I shares) in 2015. The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, had a slight positive return of 0.05% over this period. We invest long and short across six different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies and commodities. We employ market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – the tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Each of these styles have historically had low correlations to one another, so we expect them to be profitable at different times for different reasons. Thus, a portfolio combining all four of them seeks to benefit from their expected low correlations to one another and could help provide a more robust, dependable stream of returns.

Two of the Fund’s four styles had positive results for the period. Defensive was the top contributor, with gains coming primarily from stock & industry selection. Value also contributed with profits in equity indices, commodities, and fixed income. Momentum and Carry detracted from performance. Momentum detracted in fixed income, equity indices, and commodities but produced partially offsetting gains from stocks & industry selection. Carry detracted in commodities and currencies.

Positive performance was almost entirely driven by stocks and industries while commodities also contributed meaningfully. Currencies, fixed income, and to a lesser degree equity indices detracted, offsetting some of the gains. Gains in stocks & industries were largely driven by gains from Defensive but Momentum also contributed. Offsetting some of these gains were losses from Value. Commodity gains were solely due to Value as Momentum and Carry both detracted. Losses in currencies came from Carry and Value while Momentum was flat. Conversely, losses in fixed income came from Momentum which were offset by gains in Carry, Value and Defensive.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR STYLE PREMIA ALTERNATIVE FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QSPIX	8.76%	11.23%	10/30/2013
Fund - Class N: QSPNX	8.50%	10.99%	10/30/2013
Fund - Class R6: QSPRX	8.80%	12.65%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.61%, 2.97% and 2.62%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

AQR STYLE PREMIA ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative LV Fund (the “Fund”), which targets 5% annual volatility, returned 4.02% (Class I shares) in 2015. The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S Treasury Bill IndexSM, had a slight positive return of 0.05% over this period. We invest long and short across six different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies and commodities. We employ market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – the tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Each of these styles have historically had low correlations to one another, so we expect them to be profitable at different times for different reasons. Thus, a portfolio combining all four of them seeks to benefit from their expected low correlations to one another and could help provide a more robust, dependable stream of returns.

Two of the Fund’s four styles had positive results for the period. Defensive was the top contributor, with gains coming primarily from stock & industry selection. Value also contributed with profits in equity indices, commodities, and fixed income. Momentum and Carry detracted from performance. Momentum detracted in fixed income, equity indices, and commodities but produced partially offsetting gains from stocks & industry selection. Carry detracted in commodities and currencies.

Positive performance was almost entirely driven by stocks and industries while commodities also contributed. Currencies and fixed income detracted, offsetting some of the gains. Gains in stocks & industries were largely driven by gains from Defensive but Momentum also contributed meaningfully. Offsetting some of these gains were losses from Value. Commodity gains were solely due to Value as Momentum and Carry both detracted. Losses in currencies came from Carry and Value while Momentum was flat. Conversely, losses in fixed income came from Momentum which were offset by gains in Carry, Value and Defensive.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2015 AQR STYLE PREMIA ALTERNATIVE LV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QSLIX	4.02%	5.56%	9/17/2014
Fund - Class N: QSLNX	3.85%	5.32%	9/17/2014
Fund - Class R6: QSLRX	4.23%	5.65%	9/17/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.05%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.54%, 1.97% and 1.80%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

AQR STYLE PREMIA ALTERNATIVE LV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 09/17/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

RISK FACTORS:

AQR Diversified Arbitrage Fund: As the Fund employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunites do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The use of derivatives, including forward and futures contracts and swap agreements, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser or Sub-Adviser. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. The Fund may invest in securities rated below investment grade which are high risk investments that may cause income and principal losses for the Fund. The Fund may invest in illiquid instruments which may be difficult to sell in a timely manner at the price that it believes the investments are worth. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Global Macro Fund: The use of derivatives, including forward and futures contracts, options and swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. The Fund may have exposure to the securities of small and mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Long-Short Equity Fund and AQR Equity Market Neutral Fund: The use of derivatives, including futures and forward contracts, options and swap agreements, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. A Fund may also take a short position in a derivative instrument, which involved the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of small or mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations,

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Risk-Balanced Commodities Strategy Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. A Fund may have exposure to the securities of small and mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Multi-Strategy Alternative Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets, exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund employs arbitrage and alternative strategies, which carry the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. When investing in or gaining exposure to bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser or Sub-Adviser. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund: The use of derivatives, including futures and forward contracts, options and swap agreements and exposure to the commodities markets, exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. A Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. A Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Funds may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. When investing in or gaining exposure to bonds,

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

yield and share price will vary with changes in interest rates and market conditions. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Adviser. There is also a chance that some of a Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

An investment in any of the AQR Funds listed above (the ”Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad.

The Funds (other than the AQR Diversified Arbitrage Fund, the AQR Long-Short Equity Fund and the AQR Equity Market Neutral Fund) are each a non-diversified fund. Because these Funds may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may therefore have a greater impact on the Fund’s performance. The Funds (other than the AQR Diversified Arbitrage Fund, the AQR Long-Short Equity Fund and the AQR Equity Market Neutral Fund) also invest in a wholly-owned and controlled subsidiary and are indirectly exposed to the risks associated with the subsidiary’s investments. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding the principal risks associated with the Funds.

DEFINITIONS:

Accommodative Monetary Policy: An accommodative monetary policy is one where the central bank increases the money supply, typically by lowering interest rates and/or purchasing financial assets, in an attempt to stimulate the economy.

Alpha: is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Barclays® U.S. Aggregate Bond Index: is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bloomberg Commodity IndexSM: is a broad-based index used to represent the most frequently-traded global commodity futures. It was formally known as the Dow Jones – UBS Commodity Index. Indexes are unmanaged and one cannot invest directly in an index.

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Bullish: A belief that a particular security, sector or the overall market will rise.

Bund: Is the German equivalent of a U.S. Treasury Bond.

AQR Funds	Annual Report	December 2015

Shareholder Letter (Unaudited)

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Contagion: The likelihood that significant economic changes in one country will spread to other countries.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Default Swap contracts: is designed to transfer the credit exposure of fixed income products between parties.

Credit Suisse Hedge Fund IndexSM: is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Gilt: Is the U.K. equivalent of a U.S. Treasury Bond.

HFRITM Fund Weighted Composite Index: is a global, equal-weighted index of over 2,000 single-manager funds.

Macroeconomics: is focused on the movement and trends of the whole economy as a whole, including changes such as unemployment, national income, rate of growth, GDP, inflation and price levels.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index**: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

NASDAQ Index: is a capitalization weighted index designed to measure performance of the more than 3,000 common stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Profitability: An investment style wherein an asset as certain identifiable characteristics including, profit margin, asset efficiency, leverage and earnings variability.

S&P 500®: is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

SG CTA Index: The Societe General (SG) CTA index follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the net daily rate of return for a pool of commodity trading advisors (CTAs) selected from the larger managers open to new investment. Indexes are unmanaged and one cannot invest directly in an index.

Sharpe Ratio: is a ratio which measures risk-adjusted performance.

Tail Risk: The risk of larger or more frequent losses than would be expected if returns to an asset or portfolio followed a normal distribution.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 136.0%	SHARES	VALUE (Note 5)
COMMON STOCKS - 31.4%

Communications - 0.0% (a)
FriendFinder Networks, Inc. (3)†(b)	6,483	$177,657

Consumer Discretionary - 1.4%
Barnes & Noble Education, Inc. †(c)	55,476	551,986
China Networks International Holdings Ltd. (2)†	2,287,278	114,364
DEMC Ltd., Class A (3)†(b)	13,027	130,269
DEMC Ltd., Class B (3)†(b)	10,488	—
Education Management Corp. (3)†(b)	26,919,323	1,766,446
Exide Technologies (3)†(b)	198,814	31,383
Expedia, Inc.	16	1,989
General Motors Co. (n)	165	5,612
MSG Networks, Inc., Class A †(c)	27,418	570,294
News Corp., Class A (c)	39,762	531,220
Pep Boys - Manny Moe & Jack/The †	5,550	102,176
Sequential Brands Group, Inc. †(c)	200,229	1,583,809
Time Warner Cable, Inc.	25,524	4,736,999
Twenty-First Century Fox, Inc., Class A (c)	116,821	3,172,858

		13,299,405

Consumer Staples - 0.1%
Herbalife Ltd. †(c)	12,094	648,480

Energy - 0.0% (a)
Energy Fuels, Inc. (Canada) †	14,400	42,668

Financials - 20.8%
1347 Capital Corp. †*(c)	420,504	4,141,964
Acasta Enterprises, Inc., Class A (Canada) (2)†	733,170	5,033,689
Alignvest Acquisition Corp., Class A (Canada) †	890,000	6,303,390
AR Capital Acquisition Corp. †	905,000	8,805,650
Arowana, Inc. (Australia) †*	787,920	7,737,374
Atlantic Alliance Partnership Corp. (2)†	450,000	4,549,500
Bank of Cyprus PCL (Cyprus) (2)†	64,254,993	10,261,179
Barington/Hilco Acquisition Corp. (2)†*	487,260	4,775,148
Boulevard Acquisition Corp. II †	1,047,480	10,370,052
Capitol Acquisition Corp. III †	125,000	1,195,000
Care Capital Properties, Inc. REIT (c)	19,569	598,224
CB Pharma Acquisition Corp. †*	325,500	3,238,725
Deutsche Wohnen AG (Germany) (2)	49,778	1,376,452
DT Asia Investments Ltd. (Hong Kong) (2)†	209,241	2,090,318
Dundee Acquisition Ltd., Class A (Canada) (2)†*	1,260,000	8,769,097
Easterly Acquisition Corp. †	1,146,500	11,350,350
Federal Home Loan Mortgage Corp. †	160,324	259,725
Federal National Mortgage Association †	56,433	92,550
FinTech Acquisition Corp. (2)†*	810,000	7,703,100
Garnero Group Acquisition Co. (Brazil) †*	1,800,200	17,659,962
Gibraltar Growth Corp., Class A (Canada) (2)†*	1,274,000	8,756,045
Global Partner Acquisition Corp. †(c)	757,142	7,495,706
Gores Holdings, Inc., Class A (2)†(c)	215,000	2,150,000
GP Investments Acquisition Corp. (2)†*(c)	2,130,000	20,448,000
Harmony Merger Corp. (2)†*(c)	1,375,100	13,407,225
Hennessy Capital Acquisition Corp. II †(c)	609,837	5,878,829

	SHARES	VALUE (Note 5)
Financials - 20.8% (continued)
Hydra Industries Acquisition Corp. (2)†*(c)	1,620,000	$15,649,200
Pacific Special Acquisition Corp. (China) (3)†(b)(c)	373,500	3,678,975
PNBK Holdings LLC, Class A (3)†(b)	2,090,900	1,403,705
PNBK Holdings LLC, Class B (3)†(b)	3,218	—
Pinecrest Resources Ltd. (Canada) (2)†	79,820	2,884
PJT Partners, Inc., Class A †(c)	23,789	672,991
Rescap Liquidating Trust †(c)	294,219	2,412,596
TPT Acquisition, Inc. (3)†(b)	20,730	—
Wilshire Bancorp, Inc.	4,113	47,505

		198,315,110

Health Care - 0.1%
China Medical Technologies, Inc. ADR (China) (3)†(b)(c)	4,931	49
Ocata Therapeutics, Inc. †	145,427	1,224,496
Rotech Healthcare, Inc. (3)†(b)	16,828	186,220

		1,410,765

Industrials - 0.1%
Pangaea Logistics Solutions Ltd. †(c)	56,508	150,311
SPX Corp. (c)	63,409	591,606
USG People NV (Netherlands) (2)	3,139	58,398

		800,315

Information Technology - 8.5%
Akamai Technologies, Inc. †	4,823	253,834
Alcatel-Lucent ADR (France) †	3,538	13,551
Alphabet, Inc., Class C †	5,794	4,396,951
Citrix Systems, Inc. †	60,958	4,611,473
Fairchild Semiconductor International, Inc. †	112,058	2,320,721
Hewlett Packard Enterprise Co. (c)	177,025	2,690,780
Red Hat, Inc. †	124,896	10,342,638
SunEdison, Inc. †	194,237	988,666
Telestone Technologies Corp. (China) †	115,818	116
Yahoo!, Inc. †(c)	1,659,320	55,188,983

		80,807,713

Materials - 0.3%
Chemours Co./The	79,167	424,335
Dow Chemical Co./The	3,612	185,946
Jaguar Mining, Inc. (3)†(b)	142,136	8,640
Jaguar Mining, Inc. (Canada) (2)†(c)	25,812	2,798
Momentive Performance Materials, Inc. (3)†(b)	288,707	2,539,415
Southern Arc Minerals, Inc. (Canada) †(c)	24,848	5,747

		3,166,881

Telecommunication Services - 0.1%
Cleveland Unlimited (3)†(b)	1	1,473,412
XO holdings, Inc. O Shares (3)†(b)	1,366,340	—

		1,473,412

TOTAL COMMON STOCKS (cost $330,140,540)		300,142,406

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 19.5%			SHARES	VALUE (Note 5)
Consumer Discretionary - 4.3%
Fiat Chrysler Automobiles NV, Series FCAU (Netherlands), $100.00 par, 7.875%, 12/15/16 (2)(c)			12,355,000	$14,354,966
Sealy Corp., $25.00 par, 8.000%, 07/15/16 (3)†(b)(d)			299,636	27,392,207

				41,747,173

Consumer Staples - 3.9%
Bunge Ltd., Perpetual Preferred Stock, $100.00 par, 4.875%, 12/31/49 (c)(e)			96,625	8,989,990
Post Holdings, Inc., Perpetual Preferred Stock, Series C, $100.00 par, 2.500%, 12/31/49 (2)(c)(e)			22,897	2,734,761
Tyson Foods, Inc., $50.00 par, 4.750%, 07/15/17 (c)			232,550	14,111,134
Universal Corp., Perpetual Preferred Stock, $1,000.00 par, 6.750%, 03/15/18 (2)(c)(e)			9,125	11,508,906

				37,344,791

Energy - 1.6%
Energy XXI Ltd., Perpetual Preferred Stock, $250.00 par, 5.625% , 12/31/49 (2)(c)(e)			4,610	76,353
Sanchez Energy Corp., Perpetual Preferred Stock, Series A, $50.00 par, 4.875%, 10/05/17 (2)(c)(e)			411,250	4,125,331
Sanchez Energy Corp., Perpetual Preferred Stock, Series B, $50.00 par, 6.500%, 04/06/18 (2)(c)(e)			140,250	1,412,318
Southwestern Energy Co., Series B, $50.00 par, 6.250%, 01/15/18 (c)			488,875	9,068,631

				14,682,633

Financials - 3.3%
Cowen Group, Inc., Perpetual Preferred Stock, Series A 144A, $1,000.00 par, 5.625%, 12/31/49 (2)(c)(e)(f)			5,700	4,275,000
Crown Castle International Corp., Series A, $100.00 par, 4.500%, 11/01/16 (2)(c)			40,550	4,330,334
iStar, Inc., Perpetual Preferred Stock, Series J, $50.00 par, 4.500%, 03/15/18 (2)(c)(e)			125,175	6,221,198
Maiden Holdings Ltd., Series B, $50.00 par, 7.250%, 09/15/16 (c)			83,593	4,399,082
Welltower, Inc., Perpetual Preferred Stock, Series I, $50.00 par, 6.500%, 12/31/49 (c)(e)			205,600	12,523,096

				31,748,710

Health Care - 2.0%
Allergan PLC, Series A, $1,000.00 par, 5.500% , 03/01/18 (c)			13,075	13,469,603
Amsurg Corp., Series A-1, $100.00 par, 5.250%, 07/01/17 (2)(c)			41,475	5,956,847

				19,426,450

Industrials - 0.0% (a)
Timberjack Corp., $188,000.00 par, 8.000% ,12/31/16 (3)†(b)(g)			188,000	917

Materials - 0.4%
A Schulman, Inc., Perpetual Preferred Stock, $1,000.00 par, 6.000% ,12/31/49 (c)(e)			4,625	3,838,750

Telecommunication Services - 2.0%
T-Mobile US, Inc., $50.00 par, 5.500% ,12/15/17 (c)			281,925	19,089,142

Utilities - 2.0%
Dominion Resources, Inc., Series A, $49.00 par, 6.125% , 04/01/16 (c)			118,650	6,297,942
Dominion Resources, Inc., Series B, $49.00 par, 6.000%, 07/01/16 (c)			242,350	13,006,924

				19,304,866

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $244,883,311)				187,183,432

CORPORATE BONDS - 1.7%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)
Communications - 0.0% (a)
Interactive Network, Inc./FriendFinder Networks, Inc. (2)(c)	14.000%	12/20/18	$838	439,932

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Consumer Discretionary - 0.3%
Brookstone Holdings Corp. (3)(b)(d)	10.000%	07/07/21	$59	$17,636
Caesars Entertainment Operating Co., Inc. (2)(c)(g)	10.750%	02/01/16	10,125	2,581,875
Exide Technologies (3)(b)(g)	8.625%	02/01/18	33,550	—
Quiksilver, Inc. / QS Wholesale, Inc. (2)(g)	10.000%	08/01/20	6,325	300,438
RS Legacy Corp. (3)(b)(c)(g)	6.750%	05/15/19	6,230	5,607

				2,905,556

Consumer Staples - 0.1%
Rite Aid Corp. (2)	9.250%	03/15/20	1,175	1,242,563

Energy - 0.7%
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp. (3)(b)(g)	13.750%	12/01/15	5,800	406,000
Endeavour International Corp. (3)(b)(c)(g)	12.000%	06/01/18	7,600	38,000
Endeavour International Corp., Series WI (3)(b)(g)	12.000%	03/01/18	16,850	842,500
Gold Point Energy Corp. (3)(b)(g)	4.500%	05/01/15	1,140	—
NSA Bondco Ltd. (Cayman Islands) (3)(b)(d)	12.000%	08/31/20	4,223	2,111,456
Quicksilver Resources, Inc. (2)(g)	9.125%	08/15/19	4,425	121,687
Sabine Oil & Gas Corp. (2)(g)	7.250%	06/15/19	17,830	1,114,375
Sabine Oil & Gas Corp. (2)(g)	7.500%	09/15/20	10,750	623,500
Songa Offshore (Cyprus) (2)	7.500%	12/11/18	15,000	1,118,436
ZaZa Energy Corp. (3)(b)(c)(g)	9.000%	08/01/17	3,550	355,000

				6,730,954

Financials - 0.1%
Washington Mutual Bank, Bank Note (3)(b)(g)	0.000%	05/01/09	5,000	950,000

Materials - 0.5%
Momentive Performance Materials, Inc. (2)(c)	3.880%	10/24/21	6,175	4,260,750
Momentive Performance Materials, Inc. (3)(b)(g)	8.875%	10/15/20	13,550	—
Verso Paper Holdings LLC / Verso Paper, Inc. (2)(c)(g)	13.000%	08/01/20	12,680	63,402

				4,324,152

TOTAL CORPORATE BONDS (cost $85,280,202)				16,593,157

CONVERTIBLE BONDS - 26.6%

Consumer Discretionary - 1.4%
Cenveo Corp. (2)(c)	7.000%	05/15/17	1,800	1,326,375
Exide Technologies (3)(b)(g)(h)	0.000%	09/18/13	650	1
JAKKS Pacific, Inc. 144A (2)(c)(f)	4.250%	08/01/18	5,775	5,839,969
JAKKS Pacific, Inc. 144A (2)(c)(f)	4.875%	06/01/20	6,250	6,046,875
Palm Harbor Homes, Inc. (3)(b)(g)	3.250%	05/15/24	70	4,552

				13,217,772

Consumer Staples - 0.5%
Herbalife Ltd. (2)(c)	2.000%	08/15/19	5,475	4,581,891

Energy - 5.2%
Aegean Marine Petroleum Network, Inc. (Greece) (2)(c)	4.000%	11/01/18	6,175	5,360,672
Alon USA Energy, Inc. (2)(c)	3.000%	09/15/18	3,900	4,611,750
Alpha Natural Resources, Inc. (2)(c)(g)	4.875%	12/15/20	800	1,000
Amyris, Inc. 144A (2)(c)(f)	9.500%	04/15/19	8,400	8,925,000
Cal Dive International, Inc. (3)(b)(c)(g)	5.000%	07/15/17	2,275	11,375
Cheniere Energy, Inc. (2)(c)	4.250%	03/15/45	13,475	7,007,000
Emerald Oil, Inc. 144A (3)(b)(c)(f)	2.000%	04/01/19	1,600	512,000
Endeavour International Corp. (3)(b)(c)(g)	5.500%	07/15/16	8,229	41,145
James River Coal Co. (3)(b)(c)(g)	10.000%	06/01/18	310	31
Renewable Energy Group, Inc. (2)(c)	2.750%	06/15/19	3,650	3,081,969

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Energy - 5.2% (continued)
SandRidge Energy, Inc. (2)	7.500%	02/16/23	$4,200	$766,500
SandRidge Energy, Inc. (2)	8.125%	10/16/22	1,400	268,625
Scorpio Tankers, Inc. 144A (2)(c)(f)	2.375%	07/01/19	3,125	2,888,672
Ship Finance International Ltd. (Norway) (2)(c)	3.250%	02/01/18	14,850	15,787,406

				49,263,145

Financials - 2.1%
Cowen Group, Inc. (2)(c)	3.000%	03/15/19	4,550	4,370,844
Encore Capital Group, Inc. (2)(c)	3.000%	07/01/20	1,300	1,108,250
Ezcorp, Inc. (2)(c)	2.625%	06/15/19	2,475	1,703,109
GAIN Capital Holdings, Inc. (2)(c)	4.125%	12/01/18	3,325	3,327,078
Lexington Realty Trust 144A (2)(c)(f)	6.000%	01/15/30	7,550	8,894,844
MBF Healthcare Acquisition Corp. (2)(g)	3.375%	08/01/18	1,609	358,002
NorthStar Realty Finance LP 144A (2)(f)	5.375%	06/15/33	300	373,849

				20,135,976

Health Care - 5.1%
Accuray, Inc., Series A (2)(c)	3.500%	02/01/18	3,025	4,104,547
Acorda Therapeutics, Inc. (2)(c)	1.750%	06/15/21	875	1,006,250
Albany Molecular Research, Inc. (2)(c)	2.250%	11/15/18	1,525	2,051,125
Anthem, Inc. (2)(c)	2.750%	10/15/42	6,429	12,271,354
China Medical Technologies, Inc. (China) 144A (3)(b)(c)(f)(g)	6.250%	12/15/16	2,625	262
China Medical Technologies, Inc., Series CMT (China) (2)(c)(g)	4.000%	08/15/13	250	2
Healthways, Inc. (2)(c)	1.500%	07/01/18	6,775	6,402,375
Medicines Co./The (2)(c)	1.375%	06/01/17	2,300	3,273,187
Medicines Co./The (2)(c)	2.500%	01/15/22	6,325	8,016,938
PDL BioPharma, Inc. (2)(c)	4.000%	02/01/18	1,250	1,000,781
Sequenom, Inc. (2)(c)	5.000%	01/01/18	7,325	5,548,688
Spectrum Pharmaceuticals, Inc. (2)(c)	2.750%	12/15/18	5,600	4,907,000

				48,582,509

Industrials - 3.2%
China Linen Textile Industry Ltd. (Cayman Islands) (3)(b)(g)	7.500%	12/31/15	1,850	18
General Cable Corp. (2)(c)(i)	4.500%	11/15/29	1,270	778,669
Meritor, Inc. (2)(c)	7.875%	03/01/26	10,015	11,942,888
Titan International, Inc. 144A (2)(c)(f)	5.625%	01/15/17	7,575	6,983,203
UTi Worldwide, Inc. (2)(c)	4.500%	03/01/19	11,075	10,922,719

				30,627,497

Information Technology - 8.2%
Avid Technology, Inc. 144A (2)(c)(f)	2.000%	06/15/20	1,725	1,085,672
Convergys Corp. (2)(c)	5.750%	09/15/29	4,250	9,578,438
GT Advanced Technologies, Inc. (2)(c)(g)	3.000%	10/01/17	2,650	6,625
Microchip Technology, Inc. (2)(c)	2.125%	12/15/37	6,065	11,542,453
Micron Technology, Inc., Series F (2)(c)	2.125%	02/15/33	1,375	2,021,250
ModusLink Global Solutions, Inc. (2)(c)	5.250%	03/01/19	7,600	5,861,500
Nortel Networks Corp. (Canada) (2)(c)(g)	1.750%	04/15/12	3,000	2,535,000
Powerwave Technologies, Inc. 144A (3)(b)(c)(f)(g)	2.750%	07/15/41	3,900	4,875
Powerwave Technologies, Inc. (3)(b)(g)	3.875%	10/01/27	4,104	410
Quantum Corp. (2)(c)	4.500%	11/15/17	1,650	1,509,750
SunEdison, Inc. 144A (2)(c)(f)	0.250%	01/15/20	575	221,375
SunEdison, Inc. (2)(c)	2.000%	10/01/18	19,350	10,557,844
SunEdison, Inc. (2)(c)	2.750%	01/01/21	4,400	2,202,750
TTM Technologies, Inc. (2)(c)	1.750%	12/15/20	6,150	5,542,688
VeriSign, Inc. (2)(c)	4.297%	08/15/37	4,135	10,588,184
Vishay Intertechnology, Inc. (2)(c)	2.250%	11/15/40	15,402	14,901,435

				78,160,249

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Materials - 0.2%
A.M. Castle & Co. (2)(c)	7.000%	12/15/17	$925	$343,984
Cereplast, Inc. (3)(b)(g)	7.000%	06/01/16	3,516	35
ShengdaTech, Inc. 144A (3)(b)(f)(g)	6.000%	06/01/18	300	3
ShengdaTech, Inc. 144A (3)(b)(f)(g)	6.500%	12/15/15	1,200	12
Stillwater Mining Co. (2)(c)	1.750%	10/15/32	2,125	2,017,422

				2,361,456

Utilities - 0.7%
NRG Yield, Inc. 144A (2)(c)(f)	3.500%	02/01/19	7,500	6,871,875

TOTAL CONVERTIBLE BONDS (cost $322,810,222)				253,802,370

SECURITIES IN LITIGATION – 0.0% (a)	NUMBER OF UNITS	VALUE (Note 5)
Information Technology - 0.0% (a)
Timegate (3)†(b)	4,993,399	$90,995

TOTAL SECURITIES IN LITIGATION (cost $3,586,539)		90,995

CLOSED END FUNDS - 10.9%	SHARES
Aberdeen Global Income Fund, Inc.	7,286	56,029
Adams Diversified Equity Fund, Inc.	5,820	74,671
Advent Claymore Convertible Securities and Income Fund (c)	20,090	271,617
Advent Claymore Convertible Securities and Income Fund II (c)	165,776	920,057
Advent Claymore Enhanced Growth & Income Fund (c)	32,894	272,033
AllianceBernstein Global High Income Fund, Inc.	83,549	900,658
AllianzGI Convertible & Income Fund	30,728	170,233
AllianzGI Convertible & Income Fund II	29,935	151,172
AllianzGI Equity & Convertible Income Fund	17,055	306,308
Alpine Global Dynamic Dividend Fund (c)	66,960	592,596
Alpine Global Premier Properties Fund (c)	371,239	2,142,049
Alpine Total Dynamic Dividend Fund	50,776	389,960
Apollo Senior Floating Rate Fund, Inc. (c)	13,260	200,889
Apollo Tactical Income Fund, Inc.	31,192	433,257
Ares Dynamic Credit Allocation Fund, Inc.	73,763	985,474
Avenue Income Credit Strategies Fund	33,128	376,003
Babson Capital Global Short Duration High Yield Fund	23,475	387,103
BlackRock Core Bond Trust	252,951	3,197,301
BlackRock Corporate High Yield Fund, Inc.	306,535	2,997,912
BlackRock Credit Allocation Income Trust	278,877	3,441,342
BlackRock Enhanced Equity Dividend Trust	9,800	74,578
BlackRock Floating Rate Income Strategies Fund, Inc.	91,244	1,177,048
BlackRock Floating Rate Income Trust	22,992	287,400

CLOSED END FUNDS - 10.9% (continued)	SHARES	VALUE (Note 5)
BlackRock Limited Duration Income Trust	87,097	$1,269,874
BlackRock Long-Term Municipal Advantage Trust	14,664	168,636
BlackRock Multi-Sector Income Trust	50,853	803,986
BlackRock Muni Intermediate Duration Fund, Inc.	44,115	625,110
BlackRock Municipal Income Investment Quality Trust	2,062	30,476
BlackRock Municipal Target Term Trust	82,057	1,769,969
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	32,373	467,142
BlackRock MuniYield Investment Quality Fund	834	11,759
BlackRock MuniYield Michigan Quality Fund, Inc.	63,612	888,024
BlackRock MuniYield Pennsylvania Quality Fund	5,198	75,579
BlackRock Resources & Commodities Strategy Trust	354,350	2,519,428
BlackRock Utility and Infrastructure Trust	1,400	23,492
Blackstone/GSO Long-Short Credit Income Fund	56,559	762,415
Blackstone/GSO Strategic Credit Fund	164,836	2,203,857
Boulder Growth & Income Fund, Inc. (c)	11,875	91,912
Brookfield Global Listed Infrastructure Income Fund, Inc.	46,982	552,038
Brookfield High Income Fund, Inc.	27,898	191,938
Calamos Convertible Opportunities and Income Fund	2,556	25,330
Calamos Global Dynamic Income Fund	23,400	167,544
Calamos Strategic Total Return Fund	12,254	121,315
CBRE Clarion Global Real Estate Income Fund (c)	309,637	2,365,627
Central Securities Corp.	47,685	906,969
Clough Global Allocation Fund	2,950	39,736
Clough Global Equity Fund	7,198	90,192
Clough Global Opportunities Fund	25,329	264,435
Cohen & Steers Quality Income Realty Fund, Inc.	277,677	3,393,213
Cohen & Steers REIT and Preferred Income Fund, Inc.	116,494	2,148,149

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 10.9% (continued)	SHARES	VALUE (Note 5)
Cushing Renaissance Fund/The	9,004	$128,487
Delaware Enhanced Global Dividend & Income Fund	51,440	480,964
Deutsche High Income Trust	21,623	171,903
Dividend and Income Fund	6,525	71,840
Eaton Vance Floating-Rate Income Plus Fund	6,642	93,984
Eaton Vance Floating-Rate Income Trust	26,831	339,144
Eaton Vance Limited Duration Income Fund (c)	268,707	3,428,701
Eaton Vance Senior Income Trust	91,965	530,638
Eaton Vance Short Duration Diversified Income Fund	62,780	841,880
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	18,569	233,412
First Trust Aberdeen Global Opportunity Income Fund	112,237	1,136,961
First Trust High Income Long/Short Fund	159,985	2,252,589
First Trust Senior Floating Rate Income Fund II	17,430	215,261
First Trust Strategic High Income Fund II	20,769	231,159
Franklin Limited Duration Income Trust	85,296	914,373
Gabelli Dividend & Income Trust/The	33,308	614,866
Gabelli Healthcare & WellnessRx Trust/The	36,476	373,879
GAMCO Natural Resources Gold & Income Trust	6,616	37,910
General American Investors Co., Inc.	29,675	947,820
Invesco Bond Fund (c)	1,872	32,891
Invesco Dynamic Credit Opportunities Fund (c)	121,120	1,277,816
Invesco High Income Trust II (c)	28,675	368,474
Invesco Municipal Trust (c)	9,424	120,344
Invesco Pennsylvania Value Municipal Income Trust (c)	27,911	357,819
Invesco Quality Municipal Income Trust (c)	67,809	860,496
Ivy High Income Opportunities Fund (c)	33,166	410,595
John Hancock Hedged Equity & Income Fund (c)	1,691	24,452
John Hancock Income Securities Trust (c)	2,128	28,579
KKR Income Opportunities Fund (c)	22,799	316,222
Lazard Global Total Return and Income Fund, Inc. (c)	10,604	138,700
Liberty All Star Equity Fund	431,844	2,310,365
Liberty All Star Growth Fund, Inc.	13,172	60,328
LMP Capital and Income Fund, Inc. (c)	35,486	438,962
LMP Corporate Loan Fund, Inc. (c)	4,527	44,727
Macquarie Global Infrastructure Total Return Fund, Inc. (c)	25,906	493,509
Madison Covered Call & Equity Strategy Fund (c)	2,629	19,402
MFS Investment Grade Municipal Trust (c)	2,598	25,642
MFS Municipal Income Trust (c)	57,207	389,008
Morgan Stanley Emerging Markets Fund, Inc. (c)	531	6,807
Morgan Stanley Income Securities, Inc. (c)	17,929	302,462
Neuberger Berman High Yield Strategies Fund, Inc. (c)	64,878	654,619

CLOSED END FUNDS - 10.9% (continued)	SHARES	VALUE (Note 5)
New America High Income Fund, Inc./The	21,183	$162,262
Nuveen Connecticut Premium Income Municipal Fund (c)	25,223	321,845
Nuveen Credit Strategies Income Fund (c)	361,008	2,830,303
Nuveen Diversified Dividend & Income Fund (c)	44,311	479,888
Nuveen Dividend Advantage Municipal Fund 2	81,753	1,157,622
Nuveen Dividend Advantage Municipal Fund 3	28,689	411,974
Nuveen Dividend Advantage Municipal Income Fund (c)	4,633	67,086
Nuveen Floating Rate Income Opportunity Fund (c)	2,769	27,136
Nuveen Global Equity Income Fund (c)	64,168	700,715
Nuveen Maryland Premium Income Municipal Fund (c)	72,572	920,939
Nuveen Michigan Quality Income Municipal Fund (c)	14,708	201,353
Nuveen Municipal Advantage Fund, Inc.	52,080	721,308
Nuveen Municipal Market Opportunity Fund, Inc. (c)	64,942	895,550
Nuveen New Jersey Dividend Advantage Municipal Fund (c)	107,761	1,454,774
Nuveen New York AMT-Free Municipal Income Fund (c)	90,486	1,188,081
Nuveen North Carolina Premium Income Municipal Fund (c)	48,664	637,498
Nuveen Ohio Quality Income Municipal Fund (c)	13,491	205,873
Nuveen Pennsylvania Investment Quality Municipal Fund (c)	61,098	837,043
Nuveen Performance Plus Municipal Fund, Inc. (c)	13,387	200,270
Nuveen Premier Municipal Income Fund, Inc. (c)	34,499	471,256
Nuveen Premium Income Municipal Fund 2, Inc. (c)	25,260	365,260
Nuveen Premium Income Municipal Fund, Inc. (c)	100,028	1,410,395
Nuveen Quality Income Municipal Fund, Inc.	66,789	947,068
Nuveen Quality Municipal Fund, Inc.	91,442	1,247,269
Nuveen Select Quality Municipal Fund, Inc. (c)	67,446	947,616
Nuveen Senior Income Fund (c)	36,490	210,547
Nuveen Short Duration Credit Opportunities Fund (c)	33,092	490,754
PIMCO Dynamic Credit Income Fund (c)	163,053	2,939,846
PIMCO Income Strategy Fund (c)	490	4,773
PIMCO Income Strategy Fund II (c)	549	4,815
Pioneer Diversified High Income Trust	10,931	159,483
Pioneer Floating Rate Trust	52,178	566,131
Prudential Global Short Duration High Yield Fund, Inc. (c)	60,675	858,551
Prudential Short Duration High Yield Fund, Inc.	48,225	704,085
Putnam High Income Securities Fund (c)	55,292	404,185

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 10.9% (continued)	SHARES	VALUE (Note 5)
Putnam Managed Municipal Income Trust (c)	39,324	$289,425
Putnam Municipal Opportunities Trust (c)	32,565	399,898
RMR Real Estate Income Fund (c)	40,121	773,132
Royce Micro-Cap Trust, Inc.	31,598	229,401
Royce Value Trust, Inc.	55,611	654,541
Sprott Focus Trust, Inc.	52,540	304,732
Stone Harbor Emerging Markets Total Income Fund (c)	26,011	295,745
Swiss Helvetia Fund, Inc./The (c)	35,998	380,139
Templeton Emerging Markets Fund (c)	4,387	43,738
Templeton Global Income Fund (c)	253,134	1,607,401
THL Credit Senior Loan Fund (c)	4,125	65,423
Tortoise Energy Independence Fund, Inc. (c)	1,900	21,432
Tortoise Pipeline & Energy Fund, Inc. (c)	451	6,544
Tri-Continental Corp. (c)	36,283	726,386
Voya Emerging Markets High Income Dividend Equity Fund	8,072	59,733
Voya Global Equity Dividend and Premium Opportunity Fund	8,673	60,711
Voya Infrastructure Industrials and Materials Fund	9,263	113,564
Voya Natural Resources Equity Income Fund	3,919	21,398
Voya Prime Rate Trust	51,080	258,465
Wells Fargo Global Dividend Opportunity Fund	42,245	250,090

CLOSED END FUNDS - 10.9% (continued)	SHARES	VALUE (Note 5)
Wells Fargo Income Opportunities Fund	101,774	$758,216
Wells Fargo Multi-Sector Income Fund	138,115	1,563,462
Western Asset Global Corporate Defined Opportunity Fund, Inc. (c)	47,967	757,879
Western Asset Global High Income Fund, Inc. (c)	77,541	676,158
Western Asset Global Partners Income Fund, Inc. (c)	51,455	397,747
Western Asset High Income Fund II, Inc. (c)	62,939	397,145
Western Asset High Income Opportunity Fund, Inc. (c)	325,386	1,526,060
Western Asset High Yield Defined Opportunity Fund, Inc. (c)	23,599	332,746
Western Asset Managed High Income Fund, Inc.	189,489	856,490
Western Asset Worldwide Income Fund, Inc. (c)	62,760	632,621
Zweig Total Return Fund, Inc./The	37,480	456,506

TOTAL CLOSED END FUNDS (cost $110,457,423)		103,582,307

OPEN END FUND - 0.0% (a)
Transamerica Flexible Income Fund (cost $278,043)	32,684	295,133

LOAN PARTICIPATIONS - 0.3%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Consumer Discretionary - 0.1%
RH Donnelley, Inc. (2)(h)	6.000%	12/31/16	$1,950	$809,397

Financials - 0.1%
J.G. Wentworth LLC (3)(b)(h)	7.500%	02/08/19	1,876	1,385,235

Information Technology - 0.1%
GT Advanced Techonologies, Inc. (3)(b)(h)	9.500%	07/27/16	841	839,289

TOTAL LOAN PARTICIPATIONS (cost $4,418,548)				3,033,921

PREFERRED STOCKS - 0.3%	SHARES	VALUE (Note 5)
Financials - 0.3%
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series V (2)†(e)	119,409	$311,657
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series W (2)†(e)	56,025	168,075
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series X (2)†(e)	50,343	133,409
Federal Home Loan Mortgage Corp., Perpetual Preferred Stock, Series Z (2)†(e)(h)	158,730	539,682
Federal National Mortgage Association, Perpetual Preferred Stock, 8.250%, Series S (2)†(e)(h)	158,730	555,555

	SHARES	VALUE (Note 5)
Financials - 0.3% (continued)
First Banks, Inc. (3)†(b)	2,458	$817,262

TOTAL PREFERRED STOCKS (cost $6,095,927)		2,525,640

RIGHTS - 0.2%
Financials - 0.1%
1347 Capital Corp. (2)†*(c)	420,504	12,615
Arowana, Inc. (Australia) †*	720,000	144,000
Barington/Hilco Acquisition Corp.†*	487,260	97,745
CB Pharma Acquisition Corp. (2)†*	325,500	41,501
DT Asia Investments Ltd. (Hong Kong) (2)†	209,241	20,924
Garnero Group Acquisition Co. (Brazil) †*	2,430,200	583,248

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)

Financials - 0.1% (continued)
Hydra Industries Acquisition Corp. (2)†*(c)	1,720,000	$399,040
Pacific Special Acquisition Corp. (China) (2)†(c)	373,500	56,025

		1,355,098

Health Care - 0.1%
Ambit Biosciences Corp. (3)†(b)	146,272	119,171
American Medical Alert Corp. (3)†(b)	283,523	2,835
Chelsea Therapeutics International Ltd. (3)†(b)	4,668,137	197,135
Community Health Systems, Inc. †	7,762,436	69,862
Durata Therapeutics, Inc. (3)†(b)	261,441	270,657
Forest Laboratories, Inc. (3)†(b)	335,833	—
Furiex Pharmaceuticals, Inc. (3)†(b)	251,398	2
Prosensa Holding NV (Netherlands) (3)†(b)	197,426	126,100

		785,762

Information Technology - 0.0% (a)
Gerber Scientific, Inc. (3)†(b)	879,944	—

TOTAL RIGHTS (cost $284,220)		2,140,860

SHORT-TERM INVESTMENTS - 8.7%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.327%, 5/19/2016 (c)(j)	$80,647	80,545,143
U.S. Treasury Bill, 0.515%, 6/23/2016 (c)(j)	2,164	2,159,189

TOTAL SHORT-TERM INVESTMENTS (cost $82,703,851)		82,704,332

WARRANTS - 1.9%	SHARES
Consumer Discretionary - 0.4%
Del Taco Restaurants, Inc. †	733,262	2,126,460
Education Management Corp. (3)†(b)	16,528,497	98,840
Global Eagle Entertainment, Inc. (2)†	367,857	1,434,642
IVS Group SA (Luxembourg) (2)†	590,301	7,057
KBS Fashion Group Ltd. (China) (2)†(c)	763,024	22,891

		3,689,890

Energy - 0.0% (a)
Glori Energy, Inc.(2) †	287,100	5,742

Financials - 0.9%
1347 Capital Corp. (2)†*(c)	420,504	59,291
Acasta Enterprises, Inc. (Canada) †	579,085	188,327
Alignvest Acquisition Corp. (Canada) †	445,000	112,561
AR Capital Acquisition Corp. †	697,500	125,550
Arowana, Inc. (Australia) (2)†*	720,000	61,200
Associated Banc-Corp. (2)†	20,065	58,188
Barington/Hilco Acquisition Corp. (2)†*	487,260	60,908
Boston Private Financial Holdings, Inc. †	97,674	468,835
Boulevard Acquisition Corp. II (2)†	1,698,740	679,496
Capitol Acquisition Corp. III (2)†	1,575,000	661,500

	SHARES	VALUE (Note 5)

Financials - 0.9% (continued)
CB Pharma Acquisition Corp. (2)†*	325,500	$48,825
Comerica, Inc. (2)†	9,708	30,580
Double Eagle Acquisition Corp. (2)†	2,047,500	532,350
DT Asia Investments Ltd. (Hong Kong) (2)†	209,241	20,924
Dundee Acquisition Ltd. (Canada) (2)†*	630,000	97,890
Easterly Acquisition Corp. (2)†	823,250	271,673
Electrum Special Acquisition Corp. (2)†	990,000	158,400
FinTech Acquisition Corp. (2)†*	810,000	202,500
Garnero Group Acquisition Co. (Brazil) †*	2,430,200	291,624
Gibraltar Growth Corp. (Canada) (2)†*	1,274,000	119,694
Global Partner Acquisition Corp. †(c)	1,068,000	305,448
Gores Holdings, Inc. (3)†(b)(c)	3,115,000	841,050
GP Investments Acquisition Corp. (3)†*(b)(c)	1,237,500	495,000
Harmony Merger Corp. †*(c)	1,475,100	516,285
Hennessy Capital Acquisition Corp. II †(c)	1,028,837	195,479
Hydra Industries Acquisition Corp. (2)†*(c)	1,720,000	321,640
Neostem (3)†(b)	243,000	2
Pace Holdings Corp. (2)†(c)	455,000	61,561
Pacific Special Acquisition Corp. (China) (2)†(c)	373,500	33,615
Quinpario Acquisition Corp. 2 †(c)	2,880,708	590,545
ROI Acquisition Corp. II (3)†(b)	882,000	—
Terrapin 3 Acquisition Corp. (2)†(c)	1,428,000	357,000
Valley National Bancorp †	49,509	7,426
WL Ross Holding Corp. †(c)	2,898,000	956,340

		8,931,707

Health Care - 0.0% (a)
Mast Therapeutics, Inc. (3)†(b)	103,750	249
Pluristem Therapeutics, Inc. (Israel) (3)†(b)	63,750	6,375
Venaxis, Inc. (3)†(b)	24,000	1,080

		7,704

Industrials - 0.3%
Ability, Inc. (Israel) †	1,454,787	2,036,702
Blue Bird Corp. (2)†	756,000	680,400
Jack Cooper Holdings Corp. (2)†	2,223	255,645
Jason Industries, Inc. †(c)	1,933,070	115,984
Pingtan Marine Enterprise Ltd. (China) (2)†(c)	395,000	790
Tempus Applied Solutions Holdings, Inc. (3)†(b)	614,551	122,910

		3,212,431

Information Technology - 0.0% (a)
exceet Group SE (Germany) (2)†	72,000	3,443
Net Element International, Inc. (Bulgaria) (3)†(b)	319,668	32
RMG Networks Holding Corp. (3)†(b)(c)	631,210	6,312

		9,787

Materials - 0.3%
AgroFresh Solutions, Inc. †(c)	504,000	473,760
Delta Technology Holdings Ltd. (China) (2)†	818,832	49,130
Tecnoglass, Inc. †	330,838	1,968,486

		2,491,376

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)
Utilities - 0.0% (a)
Electrawinds SE (Germany) (3)†(b)	621,000	$1,350

TOTAL WARRANTS (cost $1,910,911)		18,349,987

MONEY MARKET FUNDS - 34.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% (2)(k)	11,153,760	11,153,760
Dreyfus Treasury Cash Management, Class I, 0.090% (2)(k)	44,615,040	44,615,040
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% (2)(k)	168,920,927	168,920,927
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% (2)(k)(l)	49,486,880	49,486,880
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% (2)(k)	55,768,800	55,768,800

TOTAL MONEY MARKET FUNDS (cost $329,945,407)		329,945,407

PURCHASED OPTIONS - 0.0% (a)	CONTRACTS/ NOTIONAL
Call – Charter Communication, Inc., Expires 03/18/2016, Strike $210.00 (cost $36,922)	67	15,276

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $1,522,832,066)		1,300,405,223

SECURITIES SOLD SHORT - (36.2)%	SHARES
COMMON STOCKS - (33.2)%
Consumer Discretionary - (3.2)%
Charter Communications, Inc., Class A †	(26,456)	(4,844,094)
Comcast Corp., Class A	(37)	(2,088)
Ferrari NV (Italy) †	(9,587)	(460,176)
Fiat Chrysler Automobiles NV (United Kingdom) †	(853,617)	(11,942,102)
Global Eagle Entertainment, Inc. †	(234,566)	(2,315,166)
JAKKS Pacific, Inc. †	(942,106)	(7,499,164)
News Corp., Class B	(39,972)	(558,009)
Twenty-First Century Fox, Inc., Class B	(116,863)	(3,182,179)

		(30,802,978)

Consumer Staples - (2.5)%
Bunge Ltd.	(64,597)	(4,410,683)
Post Holdings, Inc. †	(39,345)	(2,427,587)
Tyson Foods, Inc., Class A	(206,477)	(11,011,418)
Universal Corp.	(113,419)	(6,360,538)

		(24,210,226)

	SHARES	VALUE (Note 5)
Energy - (3.3)%
Aegean Marine Petroleum Network, Inc. (Greece)	(195,257)	$(1,632,349)
Alon USA Energy, Inc.	(196,108)	(2,910,243)
Amyris, Inc. †	(274,863)	(445,278)
Cheniere Energy, Inc. †	(52,584)	(1,958,754)
Renewable Energy Group, Inc. †	(176,126)	(1,636,210)
Sanchez Energy Corp. †	(1,030,071)	(4,439,606)
SandRidge Energy, Inc. †	(2,036,364)	(407,273)
Scorpio Tankers, Inc. (Monaco)	(146,875)	(1,177,937)
Ship Finance International Ltd. (Norway)	(574,072)	(9,512,373)
Southwestern Energy Co. †	(1,030,887)	(7,329,607)

		(31,449,630)

Financials - (3.6)%
Associated Banc-Corp.	(11,343)	(212,681)
Boston Private Financial Holdings, Inc.	(87,311)	(990,107)
CareTrust REIT, Inc.	(62,239)	(681,517)
Cowen Group, Inc., Class A †	(1,207,435)	(4,624,476)
Crown Castle International Corp. REIT	(29,515)	(2,551,572)
Encore Capital Group, Inc. †	(16,065)	(467,170)
Ezcorp, Inc., Class A †	(37,745)	(188,347)
GAIN Capital Holdings, Inc.	(116,375)	(943,801)
iStar, Inc. REIT †	(410,988)	(4,820,889)
Lexington Realty Trust REIT	(975,782)	(7,806,256)
Maiden Holdings Ltd.	(185,868)	(2,771,292)
NorthStar Realty Finance Corp. REIT	(21,952)	(373,843)
Penson Worldwide, Inc. (3)†(b)	(217,523)	—
Valley National Bancorp	(1,322)	(13,022)
Vonovia SE (Germany) (2)	(31,659)	(978,044)
Welltower, Inc. REIT	(98,099)	(6,673,675)

		(34,096,692)

Health Care - (4.7)%
Accuray, Inc. †	(476,914)	(3,219,169)
Acorda Therapeutics, Inc. †	(15,214)	(650,855)
Albany Molecular Research, Inc. †	(82,452)	(1,636,672)
Allergan PLC †	(34,112)	(10,660,000)
Amsurg Corp. †	(70,046)	(5,323,496)
Anthem, Inc.	(78,046)	(10,882,734)
China Medical Technologies, Inc. ADR (China) (3)†(b)	(45,264)	(453)
Healthways, Inc. †	(174,039)	(2,239,882)
Medicines Co./The †	(221,781)	(8,281,303)
PDL BioPharma, Inc.	(2,728)	(9,657)
Sequenom, Inc. †	(332,361)	(545,072)
Spectrum Pharmaceuticals, Inc. †	(287,312)	(1,732,491)

		(45,181,784)

Industrials - (0.6)%
Cenveo, Inc. †	(10,868)	(9,470)
General Cable Corp.	(31,961)	(429,236)
Meritor, Inc. †	(542,479)	(4,529,700)
Titan International, Inc.	(151,356)	(596,343)

		(5,564,749)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 5)
Information Technology - (11.8)%
Alibaba Group Holding Ltd. ADR (China) †	(678,163)	$(55,114,307)
Alphabet, Inc., Class A †	(5,794)	(4,507,790)
Avid Technology, Inc. †	(34,598)	(252,219)
Convergys Corp.	(346,247)	(8,618,088)
Microchip Technology, Inc.	(235,015)	(10,937,598)
Micron Technology, Inc. †	(105,031)	(1,487,239)
ModusLink Global Solutions, Inc. †	(398,025)	(987,102)
Nokia OYJ ADR (Finland)	(1,947)	(13,668)
Quantum Corp. †	(470,856)	(437,896)
SunEdison, Inc. †	(850,690)	(4,330,012)
TTM Technologies, Inc. †	(420,700)	(2,738,757)
VeriSign, Inc. †	(120,315)	(10,510,718)
Vishay Intertechnology, Inc.	(1,024,090)	(12,340,285)

		(112,275,679)

Materials - (0.3)%
A Schulman, Inc.	(62,757)	(1,922,874)
A.M. Castle & Co. †	(10,793)	(17,161)

	SHARES	VALUE (Note 5)
Materials - (0.3)% (continued)
EI du Pont de Nemours & Co.	(2,821)	$(187,879)
Stillwater Mining Co. †	(88,877)	(761,676)

		(2,889,590)

Telecommunication Services - (1.7)%
T-Mobile US, Inc. †	(419,880)	(16,425,706)

Utilities - (1.5)%
Dominion Resources, Inc.	(190,626)	(12,893,943)
NRG Yield, Inc., Class A	(91,757)	(1,276,340)

		(14,170,283)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $414,197,935)		(317,067,317)

CONVERTIBLE BONDS - (2.9)%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Information Technology - (2.9)%
Akamai Technologies, Inc. (2)	0.000%	02/15/19	$(1,600)	$(1,534,000)
Citrix Systems, Inc. (2)	0.500%	04/15/19	(9,975)	(10,847,812)
Red Hat, Inc. (2)	0.250%	10/01/19	(12,225)	(15,915,422)

TOTAL CONVERTIBLE BONDS SOLD SHORT (proceeds $25,463,623)				(28,297,234)

EXCHANGE-TRADED FUND (ETF) -(0.1)%	SHARES	VALUE (Note 5)
SPDR S&P Oil & Gas Exploration & Production ETF
(proceeds $837,819)	(22,494)	$(679,769)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $440,499,377)		(346,044,320)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 99.8% (cost $1,082,332,689)		954,360,903

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2% (m)		1,928,342

NET ASSETS - 100.0%		$956,289,245

†	Non-income producing security.
*	Affiliated company as defined under the Investment Company Act of 1940.
(a)	Represents less than 0.05% of net assets.
(b)	Security fair valued as of December 31, 2015 using procedures approved by the Board of Trustees. The total value of positions fair valued was $49,511,641 or 5.2% of total net assets.
(c)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $684,668,763.
(d)	Represents a Pay-in-Kind. Income may be received in additional securities and/or cash.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date. The rate shown represents the variable dividend rate in effect as of the close of the reporting period.
(f)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(g)	Defaulted security.
(h)	Indicates a variable rate security. The interest rate shown represents the rate as of the close of the reporting period.
(i)	Represents a step bond. The rate shown reflects the rate as of close of the reporting period.
(j)	The rate shown is the effective yield at the date of purchase.
(k)	Represents annualized seven-day yield as of the close of the reporting period.
(l)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(m)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures, swap contracts and call options written.
(n)	All or a portion of this security has been segregated for covered call option written.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts buy protection as of December 31, 2015:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	Markit CDX North America High Yield Index Series 25	5.000%	USD	4.726%	97,000,000	$395,173	12/20/2020	$(1,639,756)
CitiBank	Markit CDX North America Investment Grade Index Series 25	1.000%	USD	0.885%	575,000	(5,026)	12/20/2020	1,751

						$390,147		$(1,638,005)

Open written options contracts outstanding at December 31, 2015:

Exchange Traded

Call options written

NUMBER OF CONTRACTS	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
4,000	General Motors Co. (Exercise price $42)	J.P. Morgan	01/15/2016	$(2,203,697)	$(4,000)	$2,199,697
796	King Digital Entertainment PLC (Exercise price $18)	J.P. Morgan	02/19/2016	(12,683)	(7,960)	4,723

				$(2,216,380)	$(11,960)	$2,204,420

Put options written

NUMBER OF CONTRACTS	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
67	Charter Communication, Inc. (Exercise price $210)	J.P. Morgan	03/18/2016	$(172,051)	$(189,476)	$(17,425)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
284	Barclays Capital	Euro Stoxx 50 Index	03/2016	$(9,986,931)	$(10,129,466)	$(142,535)
352	Barclays Capital	S&P 500 E-Mini Futures	03/2016	(35,430,596)	(35,823,040)	(392,444)
441	Barclays Capital	U.S. Treasury 10-Year Note Futures	03/2016	(55,680,133)	(55,524,656)	155,477
399	J.P. Morgan	U.S. Treasury 2-Year Note Futures	03/2016	(86,805,361)	(86,676,516)	128,845
198	J.P. Morgan	U.S. Treasury 5-Year Note Futures	03/2016	(23,480,976)	(23,427,422)	53,554

				$(211,383,997)	$(211,581,100)	$(197,103)

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	8,130,000	$5,843,706	$5,876,683	$32,977
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	7,457,082	5,458,158	5,390,272	(67,886)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	1,424,338	1,552,627	1,550,744	(1,883)
Euro, Expiring 04/05/16	Credit Suisse International	EUR	21,000	22,913	22,877	(36)
Euro, Expiring 04/05/17	Credit Suisse International	EUR	21,000	23,363	23,237	(126)

				$12,900,767	$12,863,813	$(36,954)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(28,664,391)	$(21,432,232)	$(20,719,749)	$712,483
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(28,664,391)	(21,432,233)	(20,719,748)	712,485
Euro, Expiring 03/16/16	CitiBank	EUR	(5,699,458)	(6,066,810)	(6,205,267)	(138,457)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(6,573,466)	(7,000,841)	(7,156,841)	(156,000)
Euro, Expiring 04/05/16	Credit Suisse International	EUR	(21,000)	(27,886)	(22,876)	5,010
Euro, Expiring 04/05/17	Credit Suisse International	EUR	(21,000)	(28,010)	(23,237)	4,773

				(55,988,012)	(54,847,718)	1,140,294

				$(43,087,245)	$(41,983,905)	$1,103,340

CAD - Canadian Dollar

EUR - Euro

USD - United States Dollar

Total Return Basket Swaps* Outstanding at December 31, 2015

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Bank of America	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	66 to 67 months maturity 08/12/2019	$126,482

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions
Common Stock

United States
Herbalife Ltd.	(48,266)	$(2,714,480)	$126,457

Net Cash and Other Receivables/(Payables) (b)			25

Swaps, at Value			$126,482

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds floating rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	25 months maturity 11/10/2016	$189,085

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United States
CareTrust REIT, Inc.	62,239	$—	$681,517

	PRINCIPAL
Corporate Bonds
United Kingdom
Virgin Media Finance PLC	$11,400,000	10,771,328	(230,291)

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Convertible Bonds
United States
HomeAway, Inc.	$2,375,000	$2,457,258	$(84,482)

Total of Long Equity and Bond Positions			366,744

Net Cash and Other Receivables/ (Payables) (b)			(177,659)

Swaps, at Value			$189,085

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	25 months maturity 10/19/2016	$(1,971,221)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Japan
Yahoo Japan Corp.	(3,591,338)	$(13,645,986)	$(952,461)

Net Cash and Other Receivables/ (Payables) (b)			(1,018,760)

Swaps, at Value			$(1,971,221)

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12 months maturity 12/19/2016	$978

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Italy
Telecom Italia SpA	471,432	$469,174	$14,669

Short Positions

Common Stocks
Italy
Telecom Italia SpA	(471,432)	(583,973)	(13,480)

Total of Long and Short Equity Positions			1,189

Net Cash and Other Receivables/ (Payables) (b)			(211)

Swaps, at Value			$978

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds floating rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	25 months maturity 08/31/2016	$(1,030,621)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Alcatel-Lucent	1,450,477	$5,482,803	$72,524

Ireland
Avolon Holdings Ltd.	99,567	3,036,793	45,801
King Digital Entertainment PLC	196,994	3,528,163	(5,910)

			39,891

Israel
EZchip Semiconductor Ltd.	132,237	3,221,293	47,605

Netherlands
NXP Semiconductors NV	384	35,652	(3,300)

Taiwan
Inotera Memories, Inc.	1,022,676	878,593	(15,966)

United States
AGL Resources, Inc.	64,904	4,031,346	110,178
Airgas, Inc.	12,960	1,796,386	(3,758)
Allergan PLC	10,769	3,280,916	84,397
American Residential Properties, Inc.	63,321	1,179,670	17,097
Ark Restaurants Corp.	16,640	388,045	(3,661)
Astoria Financial Corp.	138,948	2,235,673	(33,348)
Atmel Corp.	158,201	1,365,275	(3,164)
Avangrid, Inc.	919	36,650	(1,360)
Baker Hughes, Inc.	122,219	6,517,939	(877,532)
Baxalta, Inc.	35,261	1,165,729	210,508
BioMed Realty Trust, Inc.	222,279	5,252,453	13,337
Blount International, Inc.	186,112	1,833,203	(7,444)
Boulder Brands, Inc.	176,082	1,933,160	220
Broadcom Corp.	74,114	3,819,836	465,436
Cablevision Systems Corp.	103,795	3,422,121	(111,061)
Cameron International Corp.	35,465	2,317,283	(75,895)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Chubb Corp./The	28,323	$3,606,084	$150,678
Cigna Corp.	26,565	3,750,932	136,324
Cleco Corp.	96,676	5,152,831	(105,377)
Community Bank System, Inc.	5,282	201,362	9,601
Constant Contact, Inc.	93,789	2,672,986	69,404
Diamond Foods, Inc.	32,898	1,306,051	(37,833)
Dyax Corp.	50,988	1,921,738	(3,569)
EMC Corp.	61,859	1,610,808	(22,269)
Fidelity & Guaranty Life	113,992	2,904,691	(12,714)
First Niagara Financial Group, Inc.	405,156	4,421,175	(25,233)
Hawaiian Electric Industries, Inc.	167,188	4,955,452	(115,360)
Health Net, Inc.	61,760	3,996,440	231,650
Heartland Payment Systems, Inc.	15,837	1,519,243	(17,579)
Humana, Inc.	29,858	5,573,593	(243,641)
Inland Real Estate Corp.	210,426	2,287,331	(52,607)
Jarden Corp.	79,859	4,541,581	19,965
Journal Media Group, Inc.	131,965	1,603,351	(17,132)
Keurig Green Mountain, Inc.	34,943	3,135,435	8,736
KLA-Tencor Corp.	53,117	3,677,343	6,321
MedAssets, Inc.	90,884	2,804,250	7,701
Media General, Inc.	126,912	1,902,714	146,915
Metro Bancorp, Inc.	96,143	2,888,136	128,832
National Penn Bancshares, Inc.	304,417	3,652,780	100,682
NewBridge BanCorp.	30,865	378,544	(2,608)
Norfolk Southern Corp.	10,525	914,096	(23,787)
Office Depot, Inc.	1,378,912	9,845,432	(2,068,368)
PartnerRe Ltd.	23,723	3,301,767	13,285
Pep Boys-Manny Moe & Jack/The	112,537	1,958,144	113,662
Pepco Holdings, Inc.	270,850	7,158,565	(113,757)
Phoenix Cos., Inc.	36,312	1,319,172	25,825
Piedmont Natural Gas Co., Inc.	43,541	2,488,897	(6,189)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Pinnacle Entertainment, Inc.	5,923	$216,486	$(32,162)
Plum Creek Timber Co., Inc.	64,713	3,121,755	(33,651)
PMC-Sierra, Inc.	361,693	4,218,395	(15,522)
Precision Castparts Corp.	25,161	5,824,017	13,587
RealD, Inc.	226,553	2,367,479	22,655
Rentrak Corp.	5,840	282,195	(4,619)
Rite Aid Corp.	361,231	2,850,113	(18,062)
SanDisk Corp.	62,592	4,731,329	25,037
Sirona Dental Systems, Inc.	4,697	519,622	(4,972)
SolarWinds, Inc.	44,549	2,601,259	22,677
Solera Holdings, Inc.	79,487	4,314,554	43,718
StanCorp Financial Group, Inc.	36,699	4,206,439	(27,157)
Starwood Hotels & Resorts Worldwide, Inc.	16,661	1,168,936	(14,662)
Symetra Financial Corp.	147,810	4,692,967	2,956
TECO Energy, Inc.	113,820	3,069,725	(36,422)
TeleCommunication Systems, Inc.	421,275	2,097,949	(4,213)
Time Warner Cable, Inc.	7,025	1,315,993	(12,224)
Vivint Solar, Inc.	201,310	2,455,982	(531,458)
Wausau Paper Corp.	139,680	1,430,323	(1,397)
Wilshire Bancorp, Inc.	86,652	1,061,487	(60,656)

			(2,581,039)

Total of Long Equity Positions			(2,440,285)

Rights
Netherlands
Prosensa Holding NV (3)	7,998	—	5,108

United States
Durata Therapeutics, Inc. (3)	89,246	87,949	4,443
Safeway, Inc. (3)	351,185	—	16,952
Safeway, Inc. (3)	351,185	—	51,874

			73,269

Total Rights			78,377

Total of Long Equity Positions and Rights			(2,361,908)

Short Positions

Common Stocks
Finland
Nokia OYJ	(753,960)	(5,285,260)	(7,540)

Ireland
Shire PLC	(5,949)	(1,274,276)	54,731

Singapore
Avago Technologies Ltd.	(12,696)	(1,510,316)	(332,508)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
ACE Ltd.	(17,160)	$(1,879,192)	$(125,954)

United Kingdom
Liberty Global PLC	(204)	(7,963)	(678)
Liberty Global PLC	(494)	(18,534)	(1,607)

			(2,285)

United States
Aetna, Inc.	(25,006)	(2,743,016)	39,367
American Homes 4 Rent	(71,870)	(1,178,668)	(18,686)
Anthem, Inc.	(13,687)	(2,020,304)	111,789
ARRIS Group, Inc.	(150,113)	(4,318,963)	(269,992)
Ball Corp.	(34,881)	(2,362,770)	(174,125)
BB&T Corp.	(67,829)	(2,476,849)	(87,766)
Centene Corp.	(38,415)	(2,353,830)	(174,262)
comScore, Inc.	(5,839)	(246,050)	5,775
DENTSPLY International, Inc.	(9,456)	(580,375)	4,978
Diebold, Inc.	(17,451)	(551,626)	26,526
Equinix, Inc.	(7,888)	(2,248,446)	(136,885)
Expedia, Inc.	(116)	(16,122)	1,703
FNB Corp.	(228,148)	(2,984,300)	(59,195)
Gaming and Leisure Properties, Inc.	(5,035)	(151,352)	11,379
Global Payments, Inc.	(10,571)	(693,669)	11,734
Gramercy Property Trust	(2,943)	(21,366)	(1,354)
Halliburton Co.	(136,886)	(5,092,851)	433,252
Iron Mountain, Inc.	(55,244)	(1,750,130)	257,989
KeyCorp.	(275,506)	(3,672,581)	38,657
Lam Research Corp.	(26,559)	(2,135,203)	25,887
Microsemi Corp.	(27,895)	(917,136)	8,038
New York Community Bancorp, Inc.	(138,948)	(2,307,926)	40,295
Newell Rubbermaid, Inc.	(68,800)	(3,045,776)	13,072
Nexstar Broadcasting Group, Inc.	(12,996)	(704,224)	(58,641)
NextEra Energy, Inc.	(40,343)	(4,186,393)	(4,841)
Pfizer, Inc.	(121,689)	(3,807,965)	(120,156)
Schlumberger Ltd.	(25,393)	(1,873,574)	102,412
Snyder’s-Lance, Inc.	(25,484)	(913,601)	39,500
Staples, Inc.	(296,041)	(3,722,716)	919,207
STERIS PLC	(3)	(202)	(24)
Western Digital Corp.	(1,028)	(62,009)	278
Weyerhaeuser Co.	(103,629)	(3,173,120)	66,323
Yadkin Financial Corp.	(15,386)	(387,258)	(8)

			1,052,226

Total of Short Equity Positions			638,670

Total of Long and Short Equity Positions and Rights			(1,723,238)

Net Cash and Other Receivables/ (Payables) (b)			692,617

Swaps, at Value			$(1,030,621)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	24 months maturity 08/19/2016	$2,447,770

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United Kingdom
Amlin PLC	344,979	$3,346,624	$26,537
BG Group PLC	323,580	5,136,039	(445,475)
Cable & Wireless Communications PLC	61,218	66,627	346
Pace PLC	1,032,212	5,805,629	515,459
Rexam PLC	570,443	4,438,916	649,152
SABMiller PLC	82,367	4,917,751	9,775
Telecity Group PLC	234,758	3,821,689	516,695

			1,272,489

Total of Long Equity Positions			1,272,489

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Netherlands
Royal Dutch Shell PLC	(144,123)	$(3,841,694)	$556,997
Royal Dutch Shell PLC	(3,269)	691	(74,731)

			482,266

Total of Long and Short Equity Positions			1,754,755

Net Cash and Other Receivables/ (Payables) (b)			693,015

Swaps, at Value			$2,447,770

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Canadian Offered Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	25 months maturity 08/31/2016	$18,568

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Canexus Corp.	1,391,565	$1,307,435	$50,239

Short Positions

Common Stocks
Canada
Canadian Pacific Railway Ltd.	(5,870)	(750,763)	1,030
Superior Plus Corp.	(212,934)	(1,646,588)	(9,240)

			(8,210)

Total of Short Equity Positions			(8,210)

Total of Long and Short Equity Positions			42,029

Net Cash and Other Receivables/ (Payables) (b)			(23,461)

Swaps, at Value			$18,568

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12-24 months maturity ranging from 04/20/2016 - 09/26/2016	$1,094,341

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Belgium
Delhaize Group	40,639	$3,516,810	$438,445

Germany
Wincor Nixdorf AG	40,208	2,018,748	(2,862)

Italy
Ansaldo STS SpA	360,382	3,801,730	59,706
Enel Green Power SpA	332,829	716,352	(39,854)
Italcementi SpA	234,156	2,568,268	37,956

			57,808

Netherlands
TNT Express NV	431,580	3,200,820	449,844
USG People NV	40,260	751,110	(2,115)

			447,729

Total of Long Equity Positions			941,120

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Germany
Dialog Semiconductor PLC	(17,719)	$(594,622)	$3,363

Italy
Enel SpA	(161,755)	(725,481)	47,193

Netherlands
Koninklijke Ahold NV	(206,572)	(3,948,455)	(408,861)

Total of Short Equity Positions			(358,305)

Total of Long and Short Equity Positions			582,815

Net Cash and Other Receivables/ (Payables) (b)			511,526

Swaps, at Value			$1,094,341

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	24 months maturity 08/22/2016	$(108,771)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Asciano Ltd.	194,096	$1,243,040	$(9,036)
Recall Holdings Ltd.	320,814	1,773,033	(159,149)
Veda Group Ltd.	1,162,074	2,283,420	75,631

			(92,554)

Total of Long Equity Positions			(92,554)

Net Cash and Other Receivables/ (Payables) (b)			(16,217)

Swaps, at Value			$(108,771)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12 months maturity 04/20/2016	$561,243

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Private Placements
United States
Penson Technologies LLC	9,326,216	$9	$561,243

Net Cash and Other Receivables/ (Payables) (b)			—

Swaps, at Value			$561,243

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$800,647	$—	$800,647

Barclays Capital
Cash	—	3,774,535	3,774,535

CitiBank
Cash	—	5,261,637	5,261,637

Credit Suisse International
Cash	(430,000)	—	(430,000)

Deutsche Bank
Money Market Funds	48,686,226	—	48,686,226

J.P. Morgan
Cash	—	209,514	209,514

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

LONG INVESTMENTS - 113.0%	SHARES	VALUE (Note 5)
COMMON STOCKS - 28.1%

Belgium - 0.9%
Ageas (a)	20,691	$960,350
bpost SA (a)	26,832	658,387
Colruyt SA (a)	2,202	113,278
KBC Groep NV (a)	9,197	575,053
Proximus (a)	5,554	180,732

		2,487,800

Canada - 5.4%
Aimia, Inc. (1)(a)	16,076	109,327
Air Canada (1)†(a)	162,289	1,197,493
Alimentation Couche-Tard, Inc., Class B (1)(a)	6,872	302,503
Atco Ltd., Class I (1)	6,227	160,659
Bank of Montreal (1)(a)	2,298	129,672
Bank of Nova Scotia/The (1)(a)	1,657	67,025
Baytex Energy Corp. (1)	120,004	388,536
BlackBerry Ltd. (1)†(a)	30,285	281,029
Bombardier, Inc., Class B (1)†	346,920	335,964
Canadian Imperial Bank of Commerce (1)(a)	4,076	268,621
Canadian Tire Corp. Ltd., Class A (1)(a)	7,261	620,048
Canfor Corp. (1)†(a)	27,701	404,194
CCL Industries, Inc., Class B (1)(a)	2,546	412,839
CGI Group, Inc., Class A (1)†(a)	7,711	308,730
CI Financial Corp. (1)(a)	8,692	192,220
Constellation Software, Inc. (1)(a)	965	402,319
Dollarama, Inc. (1)(a)	6,191	357,670
Element Financial Corp. (1)	6,604	79,704
Empire Co., Ltd., Class A (1)(a)	40,918	761,169
Encana Corp. (1)	43,001	218,470
Enerplus Corp. (1)	53,101	182,286
Fairfax Financial Holdings Ltd. (1)(a)	181	85,930
George Weston Ltd. (1)(a)	6,973	538,912
IGM Financial, Inc. (1)(a)	3,269	83,491
Industrial Alliance Insurance & Financial Services, Inc. (1)	6,606	210,684
Intact Financial Corp. (1)(a)	2,701	173,104
Kinross Gold Corp. (1)†	75,943	137,759
Linamar Corp. (1)(a)	14,649	791,154
Magna International, Inc. (1)(a)	31,573	1,280,535
MEG Energy Corp. (1)†	15,300	88,680
Metro, Inc. (1)(a)	21,313	596,709
National Bank of Canada (1)(a)	1,538	44,805
Onex Corp. (1)(a)	4,531	277,748
Open Text Corp. (1)(a)	4,520	216,707
Progressive Waste Solutions Ltd. (1)(a)	17,850	420,546
Ritchie Bros Auctioneers, Inc. (1)(a)	30,950	745,735
Royal Bank of Canada (1)(a)	5,084	272,442
Saputo, Inc. (1)(a)	2,167	51,838
Shaw Communications, Inc., Class B (1)(a)	22,917	394,178
SNC-Lavalin Group, Inc. (1)(a)	17,188	510,783
Sun Life Financial, Inc. (1)(a)	3,610	112,576
West Fraser Timber Co., Ltd. (1)(a)	9,613	364,942

		14,579,736

	SHARES	VALUE (Note 5)
China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	503,500	$388,994

Denmark - 2.0%
Chr Hansen Holding A/S (a)	739	46,225
Danske Bank A/S	3,590	96,328
DSV A/S (a)	23,937	942,248
Genmab A/S †(a)	4,083	542,892
GN Store Nord A/S (a)	2,555	46,369
ISS A/S (a)	14,458	521,164
Novo Nordisk A/S, Class B (a)	21,546	1,247,475
Pandora A/S (a)	6,286	792,563
TDC A/S	98,234	489,111
Vestas Wind Systems A/S (a)	6,480	452,556
William Demant Holding A/S †	684	65,154

		5,242,085

Finland - 1.1%
Amer Sports OYJ (a)	18,182	530,839
Cargotec OYJ, B Shares	17,436	650,450
Elisa OYJ (a)	11,913	448,225
Kesko OYJ, B Shares (a)	16,874	591,467
Metso OYJ (a)	17,533	392,743
Neste OYJ (a)	2,090	62,378
Orion OYJ, Class B (a)	9,306	321,971

		2,998,073

Germany - 5.1%
Allianz SE (a)	3,843	677,437
Aurubis AG (a)	14,199	718,983
Bayer AG (a)	2,727	340,576
Brenntag AG (a)	6,527	340,107
Deutsche Lufthansa AG †(a)	50,641	797,650
Evonik Industries AG (a)	19,379	640,999
Freenet AG (a)	32,687	1,103,018
Hannover Rueck SE (a)	2,765	315,734
HeidelbergCement AG (a)	554	45,150
Hella KGaA Hueck & Co. (a)	3,551	147,467
HOCHTIEF AG (a)	15,383	1,426,735
HUGO BOSS AG (a)	1,547	127,642
K+S AG (a)	7,211	183,817
KION Group AG †(a)	15,062	746,890
Krones AG (a)	3,764	448,189
LANXESS AG (a)	4,930	226,865
Merck KGaA (a)	8,239	797,707
MTU Aero Engines AG (a)	1,343	130,895
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	2,695	536,944
OSRAM Licht AG (a)	20,074	838,672
ProSiebenSat.1 Media SE (a)	8,840	445,990
Rheinmetall AG (a)	11,319	752,395
RHOEN-KLINIKUM AG	1,507	45,208
Salzgitter AG (a)	7,895	192,932
Software AG (a)	14,335	408,572
STADA Arzneimittel AG (a)	9,734	392,527
Symrise AG (a)	1,129	74,738
Talanx AG (a)	12,114	372,560
United Internet AG (a)	1,951	107,264
Zalando SE 144A †(a)(b)	6,730	265,798

		13,649,461

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

	SHARES	VALUE (Note 5)
Hong Kong - 0.3%
Hongkong Land Holdings Ltd. (1)	77,800	$532,930
Jardine Matheson Holdings Ltd.	5,000	242,650

		775,580

Italy - 2.3%
A2A SpA	347,329	470,303
Assicurazioni Generali SpA (a)	4,963	90,658
Atlantia SpA (a)	1,690	44,715
Autogrill SpA †	12,056	114,898
Banca Generali SpA	3,447	108,429
Banca Popolare di Milano Scarl	150,504	149,068
Buzzi Unicem SpA	11,428	204,850
Davide Campari-Milano SpA (a)	29,823	257,844
Enel SpA	64,714	271,365
Eni SpA (a)	24,946	370,653
FinecoBank Banca Fineco SpA	32,588	267,968
Finmeccanica SpA †(a)	15,275	212,388
Luxottica Group SpA (a)	693	45,159
Mediobanca SpA (a)	26,269	251,816
Moncler SpA	7,170	99,777
Prysmian SpA (a)	79,303	1,732,702
Recordati SpA	25,143	656,002
Snam SpA (a)	8,722	45,520
Unipol Gruppo Finanziario SpA	83,521	429,598
UnipolSai SpA	142,004	361,273

		6,184,986

Netherlands - 2.3%
Akzo Nobel NV (a)	4,440	296,675
ASM International NV (a)	1,692	66,333
Boskalis Westminster (a)	13,914	567,583
Delta Lloyd NV	10,439	61,537
Fugro NV CVA †	20,217	331,600
Heineken NV (a)	8,532	727,071
Koninklijke Ahold NV (a)	35,067	739,684
Koninklijke KPN NV	22,319	84,419
Koninklijke Vopak NV (a)	2,945	126,826
NN Group NV (a)	51,191	1,806,167
Randstad Holding NV (a)	13,926	867,192
Wolters Kluwer NV (a)	11,037	370,661

		6,045,748

Norway - 0.2%
Orkla ASA (a)	5,698	44,951
Yara International ASA (a)	12,282	528,227

		573,178

Portugal - 0.2%
Galp Energia SGPS SA (a)	16,653	194,318
Jeronimo Martins SGPS SA (a)	28,021	364,620
NOS SGPS SA	5,688	44,753

		603,691

Singapore - 0.5%
ComfortDelGro Corp. Ltd.	84,300	180,509
Genting Singapore PLC	443,400	239,248
Singapore Airlines Ltd.	106,200	836,801
United Overseas Bank Ltd.	3,800	52,390
Wilmar International Ltd.	23,000	47,457

		1,356,405

	SHARES	VALUE (Note 5)
Spain - 1.9%
Abengoa SA, B Shares	366,501	$77,431
ACS Actividades de Construccion y Servicios SA (a)	8,822	258,110
Almirall SA	33,263	672,282
Ebro Foods SA	10,978	215,946
Enagas SA (a)	1,603	45,217
Endesa SA (a)	45,890	921,914
Gamesa Corp. Tecnologica SA (a)	22,976	393,348
Gas Natural SDG SA (a)	49,446	1,008,315
Iberdrola SA (a)	35,639	252,644
Industria de Diseno Textil SA (a)	13,979	480,237
Mediaset Espana Comunicacion SA (a)	43,365	471,803
Tecnicas Reunidas SA	9,417	356,055

		5,153,302

Sweden - 2.3%
BillerudKorsnas AB	46,755	865,276
Boliden AB (a)	21,125	353,932
Electrolux AB, Series B (a)	42,418	1,023,437
Hexpol AB	11,327	121,451
Husqvarna AB, B Shares	43,060	284,170
Securitas AB, B Shares (a)	24,801	379,230
Skanska AB, B Shares (a)	17,122	332,057
SKF AB, B Shares	12,546	202,634
Svenska Cellulosa AB SCA, Class B (a)	14,332	415,343
Swedish Match AB (a)	17,569	620,843
Swedish Orphan Biovitrum AB †	43,780	694,437
Tele2 AB, B Shares (a)	35,658	355,599
TeliaSonera AB (a)	130,329	647,199

		6,295,608

Switzerland - 2.8%
Actelion Ltd. †(a)	10,771	1,496,562
Adecco SA †(a)	13,258	907,414
Baloise Holding AG (a)	353	44,739
Clariant AG †(a)	11,564	219,264
DKSH Holding AG †(a)	1,571	98,807
EMS-Chemie Holding AG	102	44,890
Flughafen Zuerich AG (a)	1,428	1,071,446
Galenica AG (a)	120	187,746
GAM Holding AG †(a)	2,740	45,354
Helvetia Holding AG (a)	80	45,065
Julius Baer Group Ltd. †(a)	1,238	59,891
Kuehne + Nagel International AG (a)	2,012	275,642
Lonza Group AG †(a)	4,173	678,675
Partners Group Holding AG (a)	361	129,828
Sika AG (a)	61	220,441
Sonova Holding AG (a)	358	45,485
Straumann Holding AG	210	63,737
Sunrise Communications Group AG 144A †(a)(b)	1,066	62,839
Swiss Life Holding AG †(a)	2,532	681,994
Swiss Re AG (a)	10,646	1,039,755
Zurich Insurance Group AG †(a)	818	210,144

		7,629,718

United Kingdom - 0.6%
Dialog Semiconductor PLC †(a)	19,271	643,047
Fiat Chrysler Automobiles NV †(a)	17,761	246,662

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

	SHARES		VALUE (Note 5)
United Kingdom - 0.6% (continued)
Subsea 7 SA †	14,150		$100,154
Unilever NV CVA (a)	11,414		497,174

			1,487,037

United States - 0.1%
Thomson Reuters Corp. (1)(a)	6,873		260,327

TOTAL COMMON STOCKS (cost $75,484,557)			75,711,729

MONEY MARKET FUNDS - 66.2%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% (c)(d)	133,521,947		133,521,947
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% (c)(d)	44,640,000		44,640,000

TOTAL MONEY MARKET FUNDS (cost $178,161,947)			178,161,947

SHORT-TERM INVESTMENTS - 18.7%	PRINCIPAL AMOUNT (000’s	)
U.S. Treasury Bill, 0.343%, 5/12/2016 (e)	$1,120		1,118,702
U.S. Treasury Bill, 0.113%, 3/24/2016 (e)	1,435		1,434,435
U.S. Treasury Bill, 0.327%, 5/19/2016 (e)	11,695		11,680,229
U.S. Treasury Bill, 0.582%, 6/16/2016 (e)	3,531		3,523,553
U.S. Treasury Bill, 0.536%, 6/9/2016 (e)	3,785		3,777,578
U.S. Treasury Bill, 0.259%, 3/17/2016 (e)	3,354		3,353,319
U.S. Treasury Bill, 0.145%, 4/28/2016 (e)	17,475		17,460,356
U.S. Treasury Bill, 0.264%, 3/3/2016 (e)	1,714		1,713,698
U.S. Treasury Bill, 0.241%, 2/11/2016 (e)	3,790		3,789,473
U.S. Treasury Bill, 0.345%, 5/26/2016 (e)	1,434		1,431,786
U.S. Treasury Bill, 0.516%, 6/23/2016 (e)	1,242		1,239,239

TOTAL SHORT-TERM INVESTMENTS (cost $50,522,922)			50,522,368

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $304,169,426)			304,396,044

SECURITIES SOLD SHORT - (23.6)%	SHARES
COMMON STOCKS - (23.2)%

Austria - 0.0% (f)
ams AG	(1,415)		(47,301)

	SHARES	VALUE (Note 5)
Belgium - (0.6)%
Anheuser-Busch InBev SA/NV	(7,849)	$(976,786)
Telenet Group Holding NV †	(1,277)	(69,015)
UCB SA	(5,739)	(518,020)

		(1,563,821)

Canada - (6.0)%
Agnico Eagle Mines Ltd. (1)	(36,660)	(963,593)
Agrium, Inc. (1)	(4,058)	(362,689)
ARC Resources Ltd. (1)	(11,112)	(134,112)
Barrick Gold Corp. (1)	(19,825)	(146,714)
Canadian National Railway Co. (1)	(13,333)	(745,326)
Canadian Natural Resources Ltd. (1)	(9,459)	(206,585)
Canadian Utilities Ltd., Class A (1)	(49,135)	(1,134,185)
Eldorado Gold Corp. (1)	(81,289)	(240,865)
Enbridge, Inc. (1)	(31,477)	(1,046,428)
First Quantum Minerals Ltd. (1)	(115,631)	(432,875)
Franco-Nevada Corp. (1)	(20,549)	(940,053)
Gildan Activewear, Inc. (1)	(26,744)	(760,359)
Goldcorp, Inc. (1)	(34,335)	(396,774)
Hudson’s Bay Co. (1)	(6,079)	(79,519)
Husky Energy, Inc. (1)	(13,714)	(141,828)
Imperial Oil Ltd. (1)	(37,181)	(1,211,332)
Inter Pipeline Ltd. (1)	(14,804)	(237,622)
Keyera Corp. (1)	(9,794)	(284,965)
Loblaw Cos., Ltd. (1)	(2,544)	(120,131)
Manulife Financial Corp. (1)	(5,233)	(78,436)
Methanex Corp. (1)	(20,351)	(672,140)
Pembina Pipeline Corp. (1)	(22,995)	(501,047)
Potash Corp of Saskatchewan, Inc. (1)	(6,221)	(106,553)
PrairieSky Royalty Ltd. (1)	(11,658)	(184,681)
Precision Drilling Corp. (1)	(114,766)	(453,689)
Restaurant Brands International, Inc. (1)	(17,057)	(637,927)
Rogers Communications, Inc., Class B (1)	(15,606)	(538,208)
Silver Wheaton Corp. (1)	(25,565)	(317,784)
Suncor Energy, Inc. (1)	(31,264)	(807,075)
Toronto-Dominion Bank/The (1)	(5,269)	(206,541)
Tourmaline Oil Corp. (1)†	(17,615)	(284,524)
TransAlta Corp. (1)	(101,688)	(360,836)
TransCanada Corp. (1)	(39,134)	(1,278,070)
Vermilion Energy, Inc. (1)	(8,159)	(221,768)
Yamana Gold, Inc. (1)	(38,922)	(72,291)

		(16,307,525)

Denmark - (0.5)%
Carlsberg A/S, Class B	(3,704)	(328,144)
H Lundbeck A/S †	(1,736)	(59,276)
Novozymes A/S, B Shares	(9,926)	(475,246)
Tryg A/S	(19,971)	(396,855)

		(1,259,521)

Finland - (1.0)%
Kone OYJ, Class B	(2,071)	(87,688)
Nokia OYJ	(262,121)	(1,854,381)
Nokian Renkaat OYJ	(14,868)	(530,806)
Wartsila OYJ Abp	(6,897)	(314,903)

		(2,787,778)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

	SHARES	VALUE (Note 5)
Germany - (4.0)%
adidas AG	(2,259)	$(219,257)
BASF SE	(2,429)	(185,037)
Bayerische Motoren Werke AG	(13,758)	(1,449,426)
Beiersdorf AG	(6,140)	(558,073)
Bilfinger SE	(4,214)	(198,035)
Commerzbank AG †	(5,158)	(53,223)
Continental AG	(2,266)	(548,168)
Daimler AG	(5,205)	(434,899)
Deutsche Post AG	(14,590)	(407,904)
Deutsche Telekom AG	(36,384)	(653,480)
Duerr AG	(4,474)	(355,067)
E.ON SE	(43,633)	(418,964)
Fresenius Medical Care AG & Co. KGaA	(2,818)	(236,809)
Infineon Technologies AG	(30,076)	(438,469)
Linde AG	(1,103)	(159,338)
MAN SE	(542)	(54,467)
Rocket Internet SE 144A †(b)	(21,109)	(643,056)
RWE AG	(122,853)	(1,548,855)
SAP SE	(7,270)	(576,898)
Siemens AG	(5,969)	(577,476)
Telefonica Deutschland Holding AG	(30,003)	(158,256)
ThyssenKrupp AG	(3,550)	(70,373)
Wirecard AG	(15,919)	(795,712)

		(10,741,242)

Italy - (0.3)%
Banca Popolare dell’Emilia Romagna SC	(5,819)	(44,138)
Banco Popolare SC †	(3,204)	(44,152)
Mediaset SpA	(46,697)	(193,507)
Salvatore Ferragamo SpA	(14,852)	(348,103)
UniCredit SpA	(29,557)	(163,412)

		(793,312)

Luxembourg - (0.6)%
APERAM SA †	(1,278)	(45,439)
ArcelorMittal	(167,236)	(705,603)
Tenaris SA	(73,674)	(872,400)

		(1,623,442)

Netherlands - (1.5)%
Aalberts Industries NV	(2,910)	(100,266)
Altice NV, Class A †	(10,155)	(145,900)
ASML Holding NV	(11,549)	(1,026,146)
Gemalto NV	(9,973)	(598,400)
Koninklijke Philips NV	(59,785)	(1,525,969)
QIAGEN NV †	(2,128)	(57,678)
SBM Offshore NV †	(46,037)	(581,573)

		(4,035,932)

Norway - (0.5)%
Gjensidige Forsikring ASA	(30,068)	(481,242)
Marine Harvest ASA †	(13,077)	(175,949)
Norsk Hydro ASA	(11,917)	(44,297)
Schibsted ASA, Class A	(15,435)	(507,451)
Telenor ASA	(3,424)	(57,073)

		(1,266,012)

	SHARES	VALUE (Note 5)
Portugal - (0.4)%
Banco Comercial Portugues SA †	(4,112,113)	$(217,914)
EDP - Energias de Portugal SA	(266,546)	(960,456)

		(1,178,370)

Singapore - (1.4)%
CapitaLand Ltd.	(180,100)	(423,323)
City Developments Ltd.	(26,700)	(143,636)
DBS Group Holdings Ltd.	(11,400)	(133,602)
Global Logistic Properties Ltd.	(245,400)	(370,594)
Golden Agri-Resources Ltd.	(874,800)	(208,957)
Hutchison Port Holdings Trust (1)	(544,600)	(283,192)
Keppel Corp. Ltd.	(142,000)	(648,681)
Oversea-Chinese Banking Corp. Ltd.	(89,800)	(555,182)
Singapore Post Ltd.	(394,200)	(455,096)
Singapore Press Holdings Ltd.	(61,800)	(171,297)
Singapore Telecommunications Ltd.	(98,600)	(254,217)
UOL Group Ltd.	(10,300)	(45,141)

		(3,692,918)

Spain - (1.6)%
Acerinox SA	(4,260)	(43,452)
Amadeus IT Holding SA, A Shares	(13,926)	(613,784)
Atresmedia Corp. de Medios de Comunicacion SA	(17,820)	(189,821)
Banco de Sabadell SA	(146,975)	(260,482)
Banco Popular Espanol SA	(158,260)	(521,449)
Bankia SA	(229,042)	(266,540)
Bankinter SA	(35,508)	(251,799)
CaixaBank SA	(108,278)	(376,874)
Cellnex Telecom SAU 144A (b)	(41,422)	(774,466)
Distribuidora Internacional de Alimentacion SA †	(23,044)	(135,916)
Grifols SA	(975)	(45,066)
Obrascon Huarte Lain SA	(75,915)	(433,221)
Repsol SA	(4,654)	(51,237)
Telefonica SA	(23,775)	(263,758)
Zardoya Otis SA	(6,205)	(72,570)

		(4,300,435)

Sweden - (1.3)%
Assa Abloy AB, Class B	(21,838)	(457,128)
Atlas Copco AB, A Shares	(5,363)	(131,527)
Getinge AB, B Shares	(17,162)	(449,563)
Hennes & Mauritz AB, B Shares	(16,717)	(594,628)
Hexagon AB, B Shares	(16,214)	(599,802)
Meda AB, A Shares	(6,818)	(85,954)
Nordea Bank AB	(10,736)	(117,793)
Skandinaviska Enskilda Banken AB, Class A	(6,390)	(67,200)
Svenska Handelsbanken AB, A Shares	(30,041)	(398,989)
Swedbank AB, A Shares	(9,831)	(216,514)
Telefonaktiebolaget LM Ericsson, B Shares	(24,458)	(235,807)
Trelleborg AB, B Shares	(4,659)	(90,421)

		(3,445,326)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

	SHARES	VALUE (Note 5)
Switzerland - (2.4)%
Aryzta AG †	(7,992)	$(404,306)
Barry Callebaut AG †	(189)	(205,296)
Chocoladefabriken Lindt & Spruengli AG	(34)	(212,320)
Cie Financiere Richemont SA	(15,798)	(1,130,709)
Dufry AG †	(11,618)	(1,382,336)
Geberit AG	(561)	(190,012)
LafargeHolcim Ltd. †	(21,153)	(1,059,233)
OC Oerlikon Corp. AG †	(7,342)	(65,354)
Roche Holding AG	(1,177)	(326,157)
SGS SA	(40)	(76,020)
Swatch Group AG/The	(1,747)	(606,672)
Swisscom AG	(1,328)	(664,537)
UBS Group AG	(9,606)	(186,351)

		(6,509,303)

United Kingdom - (0.8)%
CNH Industrial NV	(270,743)	(1,854,304)
RELX NV	(18,527)	(312,037)

		(2,166,341)

United States - (0.3)%
Valeant Pharmaceuticals International, Inc. (1)†	(6,892)	(700,108)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $64,743,449)		(62,418,687)

PREFERRED STOCKS - (0.4)%
Germany - (0.4)%
Henkel AG & Co. KGaA	(4,674)	(521,628)
Volkswagen AG	(4,601)	(664,290)

TOTAL PREFERRED STOCKS SOLD SHORT (proceeds $1,164,117)		(1,185,918)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $65,907,566)		(63,604,605)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 89.4% (cost $238,261,860)		240,791,439

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.6% (g)		28,423,836

NET ASSETS - 100.0%		$269,215,275

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(1,431,785)	(0.5)%
Consumer Staples	3,039,303	1.1
Energy	(6,078,979)	(2.3)
Financials	5,879,650	2.2
Health Care	5,816,176	2.2
Industrials	12,254,627	4.6
Information Technology	(4,995,756)	(1.9)
Materials	(1,135,899)	(0.4)
Telecommunication Services	7,146	0.0 (f)
Utilities	(1,247,359)	(0.5)
Money Market Funds	178,161,947	66.2
Short-Term Investments	50,522,368	18.7

Total Investments In Securities, At Value	240,791,439	89.4
Other Assets in Excess of Liabilities (g)	28,423,836	10.6

Net Assets	$269,215,275	100.0%

†	Non-income producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $54,149,034. In addition, $10,693,408 of cash collateral was pledged.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(c)	Represents annualized seven-day yield as of the close of the reporting period.
(d)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	The rate shown is the effective yield at the date of purchase.
(f)	Represents less than 0.05% of net assets.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

CVA - Dutch Certification

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	3,363,353	$2,451,347	$2,431,164	$(20,183)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	444,353	332,240	321,195	(11,045)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	423,000	424,115	423,634	(481)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	423,000	424,115	423,634	(481)
Euro, Expiring 03/16/16	CitiBank	EUR	12,000	13,177	13,065	(112)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	5,118,500	587,503	577,850	(9,653)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	359,500	41,417	40,585	(832)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	2,352,500	1,663,909	1,655,220	(8,689)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	745,500	528,151	524,535	(3,616)

				$6,465,974	$6,410,882	$(55,092)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(1,388,000)	$(1,018,839)	$(1,003,301)	$15,538
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(1,388,000)	(1,407,329)	(1,390,080)	17,249
Danish Krone, Expiring 03/16/16	CitiBank	DKK	(16,027,000)	(2,347,370)	(2,339,000)	8,370
Danish Krone, Expiring 03/16/16	Credit Suisse International	DKK	(8,845,000)	(1,288,255)	(1,290,850)	(2,595)
Euro, Expiring 03/16/16	CitiBank	EUR	(6,292,500)	(6,861,229)	(6,850,940)	10,289
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(1,018,500)	(1,084,141)	(1,108,889)	(24,748)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	(5,332,000)	(688,230)	(688,390)	(160)
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(181,000)	(23,364)	(23,368)	(4)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(1,077,000)	(124,101)	(121,587)	2,514
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(17,027,000)	(2,001,530)	(2,021,278)	(19,748)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(6,471,000)	(746,442)	(768,174)	(21,732)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(92,000)	(65,112)	(64,731)	381

				(17,655,942)	(17,670,588)	(14,646)

				$(11,189,968)	$(11,259,706)	$(69,738)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Total Return Basket Swaps* Outstanding at December 31, 2015

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	10-25 months maturity 10/14/2016	$432,864

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
ABC-Mart, Inc.	800	$45,229	$(1,439)
Ajinomoto Co., Inc.	5,000	107,466	10,912
Alfresa Holdings Corp.	8,100	146,568	13,409
Alps Electric Co., Ltd.	15,200	418,857	(6,663)
Amada Holdings Co., Ltd.	68,400	661,171	(8,451)
Aozora Bank Ltd.	26,000	101,216	(10,480)
Asahi Kasei Corp.	8,000	68,150	(14,053)
Astellas Pharma, Inc.	16,400	237,197	(3,730)
Bandai Namco Holdings, Inc.	41,600	952,880	(73,991)
Bank of Yokohama Ltd./The	32,000	195,143	1,005
Bridgestone Corp.	19,900	729,555	(46,957)
Central Japan Railway Co.	700	104,916	19,357
Chiba Bank Ltd./The	13,000	95,317	(3,066)
Chubu Electric Power Co., Inc.	93,500	1,357,806	(77,442)
Chugoku Bank Ltd./The	7,300	103,886	(6,476)
Dai Nippon Printing Co., Ltd.	5,000	50,376	(933)
Daicel Corp.	18,200	229,627	41,224
Dai-ichi Life Insurance Co., Ltd./The	57,400	945,086	9,917
Daiichi Sankyo Co., Ltd.	11,900	237,139	8,473
DeNA Co., Ltd.	47,600	781,893	(37,603)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Disco Corp.	1,400	$121,564	$10,276
Don Quijote Holdings Co., Ltd.	9,300	357,080	(30,476)
Ezaki Glico Co., Ltd.	1,600	73,860	12,578
Fuji Electric Co., Ltd.	17,000	71,836	(541)
Fuji Heavy Industries Ltd.	36,300	1,323,037	172,388
FUJIFILM Holdings Corp.	11,500	458,064	21,859
Fujitsu Ltd.	27,000	150,664	(15,903)
Fukuoka Financial Group, Inc.	9,000	41,901	2,727
Gunma Bank Ltd./The	26,000	161,345	(10,175)
Hachijuni Bank Ltd./The	23,000	159,786	(19,026)
Hakuhodo DY Holdings, Inc.	43,000	432,072	33,169
Haseko Corp.	100,600	1,124,981	(12,710)
Hikari Tsushin, Inc.	700	46,714	955
Hiroshima Bank Ltd./The	8,000	44,823	647
Hitachi Chemical Co., Ltd.	12,200	197,603	(4,054)
Hitachi High-Technologies Corp.	15,000	366,011	39,636
Hitachi Metals Ltd.	6,600	99,479	(18,047)
Hokuhoku Financial Group, Inc.	111,000	247,462	(21,183)
Hoshizaki Electric Co., Ltd.	1,100	73,459	(5,077)
Hoya Corp.	29,300	1,060,661	137,491
Ibiden Co., Ltd.	2,700	43,470	(4,762)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Idemitsu Kosan Co., Ltd.	4,100	$63,492	$1,973
Iida Group Holdings Co., Ltd.	6,800	108,179	17,852
Inpex Corp.	21,200	210,793	(4,116)
Isuzu Motors Ltd.	78,300	856,350	(12,853)
ITOCHU Corp.	13,800	168,716	(5,483)
Itochu Techno-Solutions Corp.	32,100	682,469	(42,897)
Iyo Bank Ltd./The	5,300	59,028	(7,535)
Izumi Co., Ltd.	9,600	383,817	(11,122)
Japan Airlines Co., Ltd.	33,000	1,129,337	51,829
Japan Petroleum Exploration Co., Ltd.	26,000	708,107	(9,815)
JSR Corp.	6,200	109,440	(12,817)
JTEKT Corp.	24,800	411,437	(5,508)
JX Holdings, Inc.	136,400	560,426	12,056
Kaken Pharmaceutical Co., Ltd.	13,000	915,508	(27,177)
Kamigumi Co., Ltd.	34,000	282,855	9,879
Kaneka Corp.	36,000	357,861	16,332
Kansai Electric Power Co., Inc./The	7,700	91,580	741
KDDI Corp.	5,900	139,806	13,419
Kewpie Corp.	5,600	133,933	4,397
Kobayashi Pharmaceutical Co., Ltd.	600	45,537	3,741
Koito Manufacturing Co., Ltd.	7,600	300,775	10,881
Konami Corp.	39,600	914,999	27,661
Konica Minolta, Inc.	73,500	800,523	(64,407)
Kurita Water Industries Ltd.	2,200	50,110	(4,039)
Lawson, Inc.	600	44,321	4,382
LIXIL Group Corp.	8,300	173,532	10,808
M3, Inc.	3,700	74,202	2,515
Mazda Motor Corp.	32,600	671,177	1,516
Medipal Holdings Corp.	45,200	740,676	29,712
MEIJI Holdings Co., Ltd.	2,100	159,591	13,868
Miraca Holdings, Inc.	4,000	179,645	(3,639)
MISUMI Group, Inc.	13,100	138,479	42,480
Mitsubishi Chemical Holdings Corp.	27,300	176,475	(3,264)
Mitsubishi Electric Corp.	144,000	1,505,232	6,314
Mitsubishi Motors Corp.	231,500	2,005,258	(46,644)
Mitsubishi Tanabe Pharma Corp.	53,300	932,315	(14,029)
Mitsubishi UFJ Financial Group, Inc.	24,200	172,450	(22,550)
Mitsui Chemicals, Inc.	119,000	521,943	5,823
Mixi, Inc.	22,600	829,239	16,078
Mizuho Financial Group, Inc.	85,400	185,940	(15,140)
MS&AD Insurance Group Holdings, Inc.	28,300	820,220	9,669
Murata Manufacturing Co., Ltd.	2,200	295,185	21,354
Nexon Co., Ltd.	49,300	745,153	56,847
NHK Spring Co., Ltd.	81,300	800,506	14,631

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nintendo Co., Ltd.	2,000	$338,677	$(63,657)
Nippon Express Co., Ltd.	154,000	770,624	(46,943)
Nippon Shokubai Co., Ltd.	4,700	343,854	(16,805)
Nippon Telegraph & Telephone Corp.	45,700	1,718,226	100,548
Nippon Yusen KK	64,000	158,258	(3,142)
Nisshin Seifun Group, Inc.	13,000	212,185	163
Nitori Holdings Co., Ltd.	600	38,937	11,452
Nitto Denko Corp.	4,400	300,515	20,710
NOK Corp.	30,700	827,989	(110,811)
Nomura Research Institute Ltd.	5,540	208,860	3,897
NSK Ltd.	28,700	317,696	(5,844)
NTN Corp.	85,000	370,745	(12,329)
Obic Co., Ltd.	5,800	272,799	34,222
Omron Corp.	1,500	63,096	(13,076)
Oracle Corp. Japan	10,900	489,887	17,618
ORIX Corp.	25,500	351,577	6,149
Osaka Gas Co., Ltd.	13,000	49,310	(2,355)
Otsuka Corp.	15,300	741,737	9,857
Otsuka Holdings Co., Ltd.	14,200	467,355	37,156
Panasonic Corp.	61,000	655,839	(37,451)
Park24 Co., Ltd.	3,500	63,244	21,552
Pola Orbis Holdings, Inc.	23,100	1,442,994	79,495
Recruit Holdings Co., Ltd.	1,500	47,109	(3,018)
Resona Holdings, Inc.	20,600	111,021	(10,983)
Rohm Co., Ltd.	7,800	393,659	1,418
Sankyo Co., Ltd.	17,300	654,268	(8,498)
Santen Pharmaceutical Co., Ltd.	33,600	517,892	35,279
Sega Sammy Holdings, Inc.	16,500	168,322	(13,991)
Sekisui Chemical Co., Ltd.	41,800	492,682	53,070
Shimadzu Corp.	30,000	449,680	52,518
Shimamura Co., Ltd.	2,300	225,870	43,481
Shimizu Corp.	7,000	48,460	8,619
Shinsei Bank Ltd.	25,000	49,953	(3,945)
Shionogi & Co., Ltd.	10,600	470,012	9,428
Sojitz Corp.	480,300	1,031,547	(23,599)
Sompo Japan Nipponkoa Holdings, Inc.	18,300	605,957	(5,082)
Sony Corp.	14,000	377,277	(33,201)
Sony Financial Holdings, Inc.	2,500	44,536	183
Sugi Holdings Co., Ltd.	5,000	226,888	48,976
Sumitomo Chemical Co., Ltd.	110,000	619,187	12,553
Sumitomo Mitsui Financial Group, Inc.	2,900	128,746	(19,297)
Sumitomo Rubber Industries Ltd.	8,200	141,047	(34,420)
Sundrug Co., Ltd.	8,200	527,683	(450)
Suruga Bank Ltd.	2,600	50,787	2,796
Suzuken Co., Ltd./Aichi Japan	25,300	920,547	40,908

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Suzuki Motor Corp.	2,300	$63,073	$6,810
T&D Holdings, Inc.	45,800	575,423	28,841
Taiheiyo Cement Corp.	52,000	159,867	(8,011)
TDK Corp.	1,400	94,232	(4,571)
Teijin Ltd.	178,000	621,593	(14,992)
Toho Gas Co., Ltd.	67,000	420,458	12,243
Tohoku Electric Power Co., Inc.	62,500	814,373	(33,041)
Tokio Marine Holdings, Inc.	9,600	369,027	1,769
Tokyo Broadcasting System Holdings, Inc.	2,900	41,491	4,425
Tokyo Electric Power Co., Inc.	196,800	1,219,663	(86,438)
Tokyo Gas Co., Ltd.	136,000	646,150	(7,114)
Toppan Printing Co., Ltd.	22,000	198,810	3,880
Tosoh Corp.	85,000	445,968	(8,727)
Toyo Suisan Kaisha Ltd.	6,100	219,080	(6,480)
Toyoda Gosei Co., Ltd.	4,700	108,200	(1,430)
Toyota Boshoku Corp.	26,300	547,432	(18,081)
Trend Micro, Inc.	1,200	45,613	3,079
Tsuruha Holdings, Inc.	6,100	516,986	11,555
West Japan Railway Co.	2,300	134,089	24,894
Yamaguchi Financial Group, Inc.	10,000	121,897	(3,425)

			284,845

Total of Long Equity Positions			284,845

Short Positions

Common Stocks
Japan
Advantest Corp.	(16,600)	(140,713)	3,012
Aeon Co., Ltd.	(42,800)	(606,661)	(52,784)
AEON Financial Service Co., Ltd.	(12,200)	(262,438)	(10,095)
Aisin Seiki Co., Ltd.	(4,000)	(173,937)	1,784
ANA Holdings, Inc.	(117,000)	(336,829)	(729)
Asahi Glass Co., Ltd.	(84,000)	(488,659)	7,436
Asahi Group Holdings Ltd.	(21,600)	(682,124)	5,948
Asics Corp.	(31,300)	(709,344)	59,947
Brother Industries Ltd.	(13,000)	(152,107)	2,766
Calbee, Inc.	(15,000)	(607,164)	(26,272)
Canon, Inc.	(21,000)	(639,057)	3,806
Century Tokyo Leasing Corp.	(1,900)	(67,762)	(109)
Chugai Pharmaceutical Co., Ltd.	(21,200)	(729,257)	(9,703)
Chugoku Electric Power Co., Inc./The	(24,700)	(318,075)	(8,049)
Citizen Holdings Co., Ltd.	(6,300)	(44,409)	(871)
Credit Saison Co., Ltd.	(25,100)	(475,758)	(18,767)
Daihatsu Motor Co., Ltd.	(17,700)	(241,198)	2,425
Daikin Industries Ltd.	(6,900)	(469,991)	(32,478)
Daiwa Securities Group, Inc.	(11,000)	(75,812)	8,561

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Denso Corp.	(25,300)	$(1,158,355)	$(50,618)
Eisai Co., Ltd.	(3,300)	(182,303)	(35,995)
Electric Power Development Co., Ltd.	(10,000)	(354,285)	(1,881)
FamilyMart Co., Ltd.	(5,400)	(251,784)	495
Fast Retailing Co., Ltd.	(1,800)	(661,406)	31,745
Hamamatsu Photonics KK	(25,400)	(685,669)	(10,678)
Hirose Electric Co., Ltd.	(1,400)	(169,052)	(449)
Hitachi Construction Machinery Co., Ltd.	(27,100)	(418,268)	(3,200)
Hitachi Ltd.	(56,000)	(324,300)	6,983
Hokkaido Electric Power Co., Inc.	(2,700)	(17,428)	(10,313)
Honda Motor Co., Ltd.	(26,600)	(816,568)	(33,609)
IHI Corp.	(386,000)	(1,193,563)	128,010
Isetan Mitsukoshi Holdings Ltd.	(9,500)	(128,946)	5,056
J Front Retailing Co., Ltd.	(13,700)	(215,880)	16,714
Japan Airport Terminal Co., Ltd.	(15,900)	(745,144)	41,266
Japan Tobacco, Inc.	(33,900)	(1,206,613)	(37,983)
JFE Holdings, Inc.	(26,600)	(429,170)	11,486
JGC Corp.	(24,000)	(409,912)	42,563
Kajima Corp.	(14,000)	(83,385)	65
Kakaku.com, Inc.	(22,600)	(409,387)	(35,146)
Kao Corp.	(10,600)	(499,968)	(44,753)
Kawasaki Heavy Industries Ltd.	(47,000)	(175,744)	1,849
Keihan Electric Railway Co., Ltd.	(34,000)	(224,929)	(2,777)
Keikyu Corp.	(28,000)	(229,456)	(1,915)
Keio Corp.	(75,000)	(589,472)	(58,207)
Keyence Corp.	(200)	(99,148)	(10,773)
Kikkoman Corp.	(8,000)	(247,242)	(29,937)
Kintetsu Group Holdings Co., Ltd.	(73,000)	(265,838)	(30,964)
Kirin Holdings Co., Ltd.	(35,400)	(485,585)	4,954
Kobe Steel Ltd.	(90,000)	(101,656)	3,870
Komatsu Ltd.	(18,100)	(316,574)	20,413
Kubota Corp.	(30,000)	(473,476)	10,017
Kyocera Corp.	(1,800)	(98,123)	14,530
Kyushu Electric Power Co., Inc.	(133,000)	(1,451,814)	2,232
Mabuchi Motor Co., Ltd.	(3,200)	(177,081)	3,658
Makita Corp.	(9,700)	(553,278)	(5,701)
Marubeni Corp.	(66,700)	(349,024)	6,113
Marui Group Co., Ltd.	(72,100)	(862,228)	(311,027)
Maruichi Steel Tube Ltd.	(4,000)	(118,903)	816
Minebea Co., Ltd.	(58,000)	(759,509)	262,915
Mitsubishi Heavy Industries Ltd.	(103,000)	(506,150)	55,782
Mitsubishi Logistics Corp.	(65,000)	(845,740)	(10,711)
Mitsui OSK Lines Ltd.	(255,000)	(713,326)	70,145
Nagoya Railroad Co., Ltd.	(35,000)	(145,390)	(284)
NGK Insulators Ltd.	(11,000)	(259,608)	11,666

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
NGK Spark Plug Co., Ltd.	(55,200)	$(1,438,199)	$(15,133)
Nidec Corp.	(13,300)	(983,411)	18,949
Nippon Electric Glass Co., Ltd.	(65,000)	(325,670)	(1,941)
Nippon Paint Holdings Co., Ltd.	(53,900)	(1,209,883)	(94,607)
Nippon Steel & Sumitomo Metal Corp.	(25,500)	(513,368)	8,917
Nissan Chemical Industries Ltd.	(2,000)	(45,433)	30
Nissan Motor Co., Ltd.	(23,200)	(230,375)	(12,546)
Nomura Holdings, Inc.	(45,900)	(272,107)	16,442
Obayashi Corp.	(6,000)	(41,173)	(14,191)
Odakyu Electric Railway Co., Ltd.	(90,000)	(865,244)	(103,769)
Oji Holdings Corp.	(11,000)	(44,840)	631
Olympus Corp.	(9,000)	(326,410)	(27,908)
Ono Pharmaceutical Co., Ltd.	(2,700)	(315,291)	(166,150)
Oriental Land Co., Ltd.	(23,800)	(1,351,586)	(88,230)
Pigeon Corp.	(17,600)	(421,556)	(5,422)
Rakuten, Inc.	(24,400)	(332,055)	51,022
Ricoh Co., Ltd.	(136,900)	(1,385,835)	(23,798)
Rinnai Corp.	(3,800)	(333,888)	(2,806)
Ryohin Keikaku Co., Ltd.	(400)	(79,621)	(1,384)
Secom Co., Ltd.	(4,500)	(305,718)	754
Seibu Holdings, Inc.	(8,300)	(202,328)	32,823
Seiko Epson Corp.	(31,800)	(503,111)	13,418
Seven & i Holdings Co., Ltd.	(7,200)	(329,682)	33
Shikoku Electric Power Co., Inc.	(36,700)	(571,460)	(1,840)
Shimano, Inc.	(8,200)	(1,243,159)	(16,022)
Shiseido Co., Ltd.	(15,700)	(346,108)	20,355
SoftBank Group Corp.	(30,100)	(1,604,136)	84,977
Sohgo Security Services Co., Ltd.	(8,800)	(394,893)	(17,817)
Stanley Electric Co., Ltd.	(32,000)	(692,294)	(9,708)
Sumco Corp.	(160,100)	(1,744,172)	536,298
Sumitomo Corp.	(9,800)	(98,368)	(1,546)
Sumitomo Dainippon Pharma Co., Ltd.	(13,000)	(154,419)	1,260
Sumitomo Metal Mining Co., Ltd.	(29,000)	(351,522)	(507)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	(12,000)	$(48,115)	$2,667
Suntory Beverage & Food Ltd.	(3,600)	(154,850)	(2,744)
Sysmex Corp.	(700)	(45,587)	686
Taisei Corp.	(79,000)	(523,266)	2,896
Taiyo Nippon Sanso Corp.	(15,800)	(154,948)	12,057
Takashimaya Co., Ltd.	(27,000)	(219,598)	(23,550)
Terumo Corp.	(18,500)	(498,262)	(75,116)
THK Co., Ltd.	(11,400)	(215,016)	3,727
Tobu Railway Co., Ltd.	(71,000)	(338,460)	(11,742)
Tokyo Electron Ltd.	(1,600)	(102,765)	5,830
Toray Industries, Inc.	(7,000)	(58,911)	(6,136)
Toshiba Corp.	(831,000)	(2,152,127)	444,235
Toyo Seikan Group Holdings Ltd.	(84,300)	(1,448,086)	(115,607)
Toyota Industries Corp.	(11,400)	(603,973)	(5,624)
Toyota Motor Corp.	(5,200)	(321,878)	1,667
Unicharm Corp.	(98,100)	(1,978,082)	(25,284)
Yahoo Japan Corp.	(52,800)	(202,271)	(12,356)
Yakult Honsha Co., Ltd.	(20,400)	(1,048,704)	50,232
Yamaha Motor Co., Ltd.	(10,500)	(235,246)	(114)
Yamato Holdings Co., Ltd.	(88,700)	(1,807,178)	(72,209)
Yaskawa Electric Corp.	(63,500)	(712,296)	(151,729)
Yokohama Rubber Co., Ltd./The	(16,600)	(262,035)	7,095

			171,715

Total of Short Equity Positions			171,715

Total of Long and Short Equity Positions			456,560

Net Cash and Other Receivables/ (Payables) (b)			(23,696)

Swaps, at Value			$432,864

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	10-12 months maturity 10/13/2016	$4,004,019

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Domtar Corp.	15,307	$608,496	$(42,902)

Ireland
Accenture PLC	7,244	774,515	(17,517)
Jazz Pharmaceuticals PLC	1,428	203,978	(3,258)
XL Group PLC	8,741	325,314	17,159

			(3,616)

Puerto Rico
Popular, Inc.	6,256	199,905	(22,610)

Singapore
Flextronics International Ltd.	56,854	631,557	5,776

Switzerland
ACE Ltd.	481	51,265	4,940
Allied World Assurance Co. Holdings AG	4,448	170,106	(4,685)
TE Connectivity Ltd.	4,456	291,883	(3,981)

			(3,726)

United Kingdom
Michael Kors Holdings Ltd.	12,174	510,437	(22,746)

United States
3M Co.	7,530	1,139,062	(4,743)
Aaron’s, Inc.	3,471	79,416	(1,700)
Abbott Laboratories	33,006	1,381,892	100,408
AbbVie, Inc.	17,448	1,009,025	24,594
Activision Blizzard, Inc.	3,659	118,164	23,476
Adobe Systems, Inc.	1,459	139,228	(2,170)
Aetna, Inc.	13,854	1,484,828	13,066
Aflac, Inc.	22,756	1,399,123	(36,039)
AGCO Corp.	8,155	385,296	(15,140)
Agilent Technologies, Inc.	36,859	1,332,983	208,092
Akamai Technologies, Inc.	16,686	1,004,340	(126,156)
Alleghany Corp.	291	140,160	(1,082)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Allscripts Healthcare Solutions, Inc.	19,550	$292,508	$8,171
Allstate Corp./The	22,464	1,382,310	12,479
Alphabet, Inc.	1,970	1,408,976	123,704
Altria Group, Inc.	41,196	2,353,179	44,840
Amazon.com, Inc.	1,449	865,827	113,538
Amdocs Ltd.	25,844	1,479,630	(69,323)
AMERCO	249	99,824	(2,839)
Ameren Corp.	37,862	1,658,089	(21,315)
American Eagle Outfitters, Inc.	15,432	238,087	1,109
American Electric Power Co., Inc.	4,109	233,679	5,753
American Express Co.	1,094	83,863	(7,775)
American Financial Group, Inc.	6,110	444,709	(4,300)
American International Group, Inc.	20,799	1,258,400	30,514
American Water Works Co., Inc.	3,591	210,678	3,884
Ameriprise Financial, Inc.	5,795	646,785	(30,081)
AmerisourceBergen Corp.	19,921	1,935,395	130,612
Amgen, Inc.	12,595	1,935,466	109,081
Analog Devices, Inc.	10,487	619,941	(39,800)
ANSYS, Inc.	483	44,081	597
Anthem, Inc.	11,572	1,548,866	64,734
AO Smith Corp.	19,692	1,477,370	31,234
Apollo Education Group, Inc.	48,024	514,890	(146,546)
Apple, Inc.	12,843	1,434,576	(82,722)
AptarGroup, Inc.	1,163	80,990	3,502
Arch Capital Group Ltd.	642	47,648	(2,868)
Archer-Daniels-Midland Co.	21,388	914,987	(130,476)
Armstrong World Industries, Inc.	7,880	381,170	(20,818)
Arrow Electronics, Inc.	16,890	982,005	(66,905)
Aspen Insurance Holdings Ltd.	4,189	204,629	(2,300)
Assurant, Inc.	9,074	741,648	(10,828)
Assured Guaranty Ltd.	51,134	1,402,241	(50,769)
Atwood Oceanics, Inc.	37,911	599,408	(211,579)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Automatic Data Processing, Inc.	954	$81,204	$(382)
AutoZone, Inc.	326	248,227	(6,364)
Avery Dennison Corp.	16,931	1,047,235	13,662
Avnet, Inc.	35,391	1,608,110	(91,959)
Avon Products, Inc.	208,679	761,484	83,666
Axis Capital Holdings Ltd.	8,670	486,535	893
Bank of New York Mellon Corp./The	2,613	109,005	(1,297)
Baxalta, Inc.	15,819	619,227	(1,811)
Baxter International, Inc.	34,088	1,246,816	53,641
BB&T Corp.	1,197	44,766	493
Bed Bath & Beyond, Inc.	5,242	293,298	(40,372)
Bemis Co., Inc.	31,890	1,396,919	28,245
Best Buy Co., Inc.	33,102	1,167,767	(159,811)
Big Lots, Inc.	21,622	923,613	(90,301)
Biogen, Inc.	5,026	1,417,666	122,049
Bio-Rad Laboratories, Inc.	2,718	379,483	(2,606)
BlackRock, Inc.	601	206,400	(1,748)
Boeing Co./The	11,329	1,602,819	35,241
Boston Beer Co., Inc./The	224	47,689	(2,461)
Brinker International, Inc.	6,989	345,506	(10,384)
Bristol-Myers Squibb Co.	8,313	543,536	28,315
Broadridge Financial Solutions, Inc.	14,081	784,066	(27,494)
Brocade Communications Systems, Inc.	226,282	2,297,662	(220,394)
Bruker Corp.	6,666	164,892	(3,108)
Brunswick Corp.	12,925	658,490	(5,648)
Bunge Ltd.	13,396	982,077	(67,398)
BWX Technologies, Inc.	31,151	892,325	97,342
CA, Inc.	24,812	703,550	5,080
Cabot Corp.	4,852	203,494	(5,144)
Cadence Design Systems, Inc.	38,528	837,937	(36,170)
California Resources Corp.	216,385	530,048	(25,871)
Campbell Soup Co.	3,243	174,451	(4,032)
Capital One Financial Corp.	7,345	560,739	(30,577)
Cardinal Health, Inc.	9,590	770,169	85,930
Carlisle Cos., Inc.	15,542	1,339,782	38,638
Carnival Corp.	15,378	773,582	64,212
Carter’s, Inc.	12,363	1,112,599	(11,921)
CDW Corp.	12,727	548,282	(13,238)
CEB, Inc.	8,472	564,233	(44,136)
Celgene Corp.	3,195	386,319	(3,685)
CenterPoint Energy, Inc.	2,507	45,429	600
CH Robinson Worldwide, Inc.	3,725	230,603	421
Charles River Laboratories International, Inc.	16,120	1,097,833	198,054
Cheesecake Factory, Inc./The	13,037	656,524	(55,388)
Chemours Co./The	22,689	144,771	(23,158)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Chico’s FAS, Inc.	32,810	$395,967	$(45,885)
Church & Dwight Co., Inc.	7,227	618,953	(5,525)
Cintas Corp.	8,170	747,187	(3,309)
Cisco Systems, Inc.	73,173	2,026,460	(39,447)
CIT Group, Inc.	1,131	47,340	(2,440)
Citigroup, Inc.	16,381	845,563	2,154
Citizens Financial Group, Inc.	10,054	254,747	8,567
Citrix Systems, Inc.	12,053	914,225	(2,415)
Clorox Co./The	5,506	680,857	17,469
Coach, Inc.	13,673	416,402	31,116
Coca-Cola Co./The	21,785	918,421	17,463
Cognizant Technology Solutions Corp.	1,417	93,076	(8,028)
Colgate-Palmolive Co.	15,716	1,037,595	9,405
Comcast Corp.	9,737	587,144	(37,685)
Commerce Bancshares, Inc.	9,002	387,927	(4,982)
Commercial Metals Co.	16,358	233,453	(9,512)
Community Health Systems, Inc.	27,410	1,081,009	(353,822)
Computer Sciences Corp.	40,440	1,306,593	14,986
Consolidated Edison, Inc.	17,140	1,102,843	(1,255)
Convergys Corp.	16,927	423,554	(2,241)
CoreLogic, Inc.	10,819	401,535	(35,203)
Corning, Inc.	10,587	189,854	3,676
CR Bard, Inc.	5,914	1,090,654	29,694
Cracker Barrel Old Country Store, Inc.	1,098	151,024	(11,765)
Crane Co.	10,317	503,672	(10,107)
Crown Holdings, Inc.	11,606	591,741	(3,317)
CSX Corp.	14,854	430,413	(44,952)
Cummins, Inc.	9,837	1,010,017	(144,263)
CVR Energy, Inc.	1,477	59,077	(957)
CVS Health Corp.	6,346	648,371	(27,922)
Dana Holding Corp.	14,924	214,459	(8,508)
Darden Restaurants, Inc.	12,729	730,632	79,441
Dean Foods Co.	26,475	472,536	(18,490)
Delta Air Lines, Inc.	15,049	691,652	71,182
Deluxe Corp.	6,086	352,258	(20,328)
DENTSPLY International, Inc.	10,877	649,661	12,205
Dick’s Sporting Goods, Inc.	4,389	205,511	(50,360)
Discover Financial Services	26,559	1,481,385	(57,291)
Domino’s Pizza, Inc.	1,122	115,162	9,660
Dover Corp.	728	46,184	(1,550)
Dow Chemical Co./The	6,818	349,579	1,412
DR Horton, Inc.	9,885	321,728	(5,112)
Dr. Pepper Snapple Group, Inc.	18,300	1,618,619	86,941
Dril-Quip, Inc.	753	45,991	(1,391)
DST Systems, Inc.	2,427	276,465	359
DTE Energy Co.	7,078	576,169	(8,584)
Dun & Bradstreet Corp./The	6,134	659,918	(22,412)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Eaton Corp PLC	13,309	$709,382	$(16,781)
eBay, Inc.	59,354	1,498,428	132,620
Edison International	3,267	208,173	(14,734)
Edwards Lifesciences Corp.	4,196	307,831	23,569
Electronic Arts, Inc.	7,608	527,575	(4,753)
Eli Lilly & Co.	10,581	882,795	8,760
Emerson Electric Co.	13,975	662,741	5,683
Entergy Corp.	7,533	510,084	4,872
EP Energy Corp.	96,552	612,116	(189,218)
Equifax, Inc.	14,912	1,578,445	82,304
Estee Lauder Cos., Inc./The	6,798	574,072	24,559
Esterline Technologies Corp.	5,950	496,478	(14,528)
Everest Re Group Ltd.	3,956	721,709	2,595
Exelon Corp.	38,600	1,169,522	(97,600)
Expedia, Inc.	6,911	856,523	2,515
Expeditors International of Washington, Inc.	2,564	126,467	(10,831)
Express Scripts Holding Co.	4,202	364,551	2,746
F5 Networks, Inc.	8,157	928,215	(137,312)
Facebook, Inc.	1,340	143,103	(2,859)
FactSet Research Systems, Inc.	5,432	906,565	(23,485)
FedEx Corp.	2,462	382,964	(16,151)
Fidelity National Information Services, Inc.	4,327	266,493	(4,277)
Fifth Third BanCorp.	2,838	56,067	977
First Solar, Inc.	25,064	1,324,488	329,485
FLIR Systems, Inc.	4,471	128,019	(2,518)
Flowers Foods, Inc.	15,175	337,191	(11,081)
Fluor Corp.	2,916	140,649	(2,956)
Foot Locker, Inc.	10,693	701,744	(5,737)
Ford Motor Co.	29,603	411,594	5,512
Franklin Resources, Inc.	24,989	953,553	(33,458)
FTI Consulting, Inc.	1,298	52,043	(7,055)
GameStop Corp.	5,333	218,484	(68,947)
Gap, Inc./The	13,796	381,195	(40,434)
General Dynamics Corp.	12,083	1,710,988	(51,267)
General Mills, Inc.	12,060	700,838	(5,459)
General Motors Co.	67,389	2,325,115	(33,215)
Genpact Ltd.	25,321	631,760	759
Gilead Sciences, Inc.	17,288	1,767,096	(17,724)
Global Payments, Inc.	1,920	127,524	(3,665)
GNC Holdings, Inc.	9,142	360,713	(77,128)
Goldman Sachs Group, Inc./The	6,357	1,159,332	(13,610)
Goodyear Tire & Rubber Co./The	31,294	1,013,395	8,980
Graham Holdings Co.	1,050	599,297	(90,078)
Groupon, Inc.	185,032	674,715	(106,667)
Guess?, Inc.	8,203	159,983	(5,111)
H&R Block, Inc.	3,495	120,305	(3,886)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hanover Insurance Group, Inc./The	4,380	$359,304	$(3,035)
Hartford Financial Services Group, Inc./The	7,226	339,162	(25,120)
HCA Holdings, Inc.	17,867	1,296,388	(88,042)
HD Supply Holdings, Inc.	15,850	478,212	(2,236)
Herman Miller, Inc.	35,526	1,081,891	(62,294)
HNI Corp.	2,413	89,775	(2,762)
HollyFrontier Corp.	27,244	1,300,434	(213,671)
Hologic, Inc.	9,367	358,462	3,948
Home Depot, Inc./The	3,435	416,034	38,245
Honeywell International, Inc.	2,656	279,953	(4,871)
Hormel Foods Corp.	2,550	194,819	6,835
HP, Inc.	131,506	1,730,871	(173,840)
HSN, Inc.	8,961	457,363	(3,309)
Hubbell, Inc.	983	91,870	7,452
Huntington Ingalls Industries, Inc.	18,473	2,157,603	185,697
Huntsman Corp.	20,087	232,965	(4,576)
IAC/InterActiveCorp.	20,871	1,356,912	(103,609)
IHS, Inc.	380	45,549	(546)
Illinois Tool Works, Inc.	484	43,537	1,320
IMS Health Holdings, Inc.	13,091	342,888	(9,461)
Ingram Micro, Inc.	56,840	1,695,828	30,971
Ingredion, Inc.	7,561	721,558	3,088
Integrated Device Technology, Inc.	19,142	438,003	66,389
Intel Corp.	26,919	904,886	22,474
InterDigital, Inc.	4,879	247,491	(8,225)
International Business Machines Corp.	9,585	1,384,731	(65,643)
International Paper Co.	24,129	1,008,501	(98,837)
Interpublic Group of Cos., Inc./The	29,586	632,268	56,494
Intuit, Inc.	4,856	448,216	20,388
Invesco Ltd.	13,301	444,040	1,278
ITT Corp.	11,467	427,139	(10,658)
Jabil Circuit, Inc.	11,968	284,203	(5,469)
Jack Henry & Associates, Inc.	6,118	483,338	(5,767)
Jack in the Box, Inc.	9,717	727,656	17,735
Janus Capital Group, Inc.	7,631	110,614	(3,093)
JetBlue Airways Corp.	20,284	474,469	(15,037)
John Wiley & Sons, Inc.	13,312	642,176	(42,736)
Johnson & Johnson	12,596	1,226,585	67,276
Joy Global, Inc.	8,513	110,107	(2,758)
JPMorgan Chase & Co.	9,289	581,092	32,261
Juniper Networks, Inc.	32,956	973,261	(63,676)
Kellogg Co.	945	65,079	3,217
KeyCorp.	7,107	94,882	(1,141)
Keysight Technologies, Inc.	1,581	48,712	(3,922)
Kimberly-Clark Corp.	14,154	1,690,339	111,466
Kohl’s Corp.	1,115	51,785	1,323
Kroger Co./The	7,475	283,430	29,249
L Brands, Inc.	5,876	547,704	15,335

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
L-3 Communications Holdings, Inc.	5,858	$688,920	$11,169
Lam Research Corp.	7,823	591,313	29,990
Lancaster Colony Corp.	3,566	392,332	19,398
Landstar System, Inc.	2,157	127,296	(788)
Lear Corp.	6,244	748,673	18,278
Legg Mason, Inc.	14,043	607,824	(56,917)
Leggett & Platt, Inc.	3,430	148,826	(4,698)
Leidos Holdings, Inc.	23,357	1,198,210	115,855
Lennox International, Inc.	2,697	346,554	(9,698)
Liberty Interactive Corp. QVC Group	32,262	865,273	16,125
LifePoint Health, Inc.	4,182	306,335	624
Lincoln Electric Holdings, Inc.	6,731	385,112	(35,840)
Lincoln National Corp.	18,001	894,222	10,508
Linear Technology Corp.	7,519	330,511	(11,179)
Lockheed Martin Corp.	1,062	230,389	224
Lowe’s Cos., Inc.	12,056	883,466	33,273
LyondellBasell Industries NV	12,673	1,173,712	(72,428)
Macy’s, Inc.	23,689	1,142,724	(314,082)
Mallinckrodt PLC	9,030	613,785	60,124
Manhattan Associates, Inc.	6,663	458,703	(17,812)
ManpowerGroup, Inc.	17,133	1,457,648	(13,507)
Marathon Petroleum Corp.	30,210	1,521,482	44,605
Marvell Technology Group Ltd.	163,823	1,484,956	(40,037)
Masco Corp.	69,030	1,890,498	63,051
Maxim Integrated Products, Inc.	20,960	807,681	(11,201)
McDonald’s Corp.	7,016	734,413	94,457
McGraw Hill Financial, Inc.	1,096	104,540	3,504
McKesson Corp.	9,455	1,757,178	107,632
Mead Johnson Nutrition Co.	5,492	396,138	37,455
Medivation, Inc.	26,694	1,100,939	189,449
Mentor Graphics Corp.	42,897	864,860	(74,697)
Merck & Co., Inc.	22,169	1,145,645	25,322
MetLife, Inc.	20,905	1,018,009	(10,179)
Mettler-Toledo International, Inc.	1,434	489,912	(3,600)
Micron Technology, Inc.	53,059	958,663	(207,348)
Microsoft Corp.	17,593	852,933	123,127
Minerals Technologies, Inc.	973	51,011	(6,390)
Molina Healthcare, Inc.	21,250	1,253,624	24,139
Mondelez International, Inc.	23,603	1,048,604	9,754
Moody’s Corp.	811	79,786	1,590
Mosaic Co./The	10,287	349,897	(66,078)
Motorola Solutions, Inc.	1,917	137,401	(6,182)
MSCI, Inc.	22,064	1,374,808	216,668
MSG Networks, Inc.	43,282	884,955	15,310

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Murphy USA, Inc.	5,080	$296,630	$11,929
Nasdaq Inc	24,109	1,345,458	56,963
Navient Corp.	23,284	291,040	(24,438)
NCR Corp.	14,190	358,959	(11,872)
NetApp, Inc.	30,928	865,925	(45,405)
NeuStar, Inc.	10,222	255,537	(10,516)
News Corp.	25,288	345,620	(7,772)
NIKE, Inc.	20,114	1,262,214	(5,089)
NiSource, Inc.	12,006	235,895	(1,658)
Nordstrom, Inc.	21,587	1,199,451	(124,203)
Northrop Grumman Corp.	7,921	1,410,967	84,597
Nu Skin Enterprises, Inc.	17,202	590,491	61,292
Nuance Communications, Inc.	15,026	280,914	17,953
Nucor Corp.	1,332	56,781	(3,101)
NVIDIA Corp.	11,481	331,369	47,045
NVR, Inc.	91	150,131	(618)
Oil States International, Inc.	26,434	798,331	(78,005)
Old Republic International Corp.	8,374	149,700	6,308
Omnicom Group, Inc.	2,604	196,676	342
ON Semiconductor Corp.	83,183	851,628	(36,434)
OneMain Holdings, Inc.	8,459	373,939	(22,552)
Oracle Corp.	23,349	882,038	(29,099)
Orbital ATK, Inc.	2,613	208,738	24,707
O’Reilly Automotive, Inc.	703	179,260	(1,106)
Owens Corning	42,694	1,936,374	71,525
Panera Bread Co.	540	105,969	(788)
Parker-Hannifin Corp.	592	61,956	(4,544)
PepsiCo, Inc.	44,911	4,452,155	35,352
Pfizer, Inc.	50,171	1,651,537	(32,017)
PG&E Corp.	18,795	997,827	1,879
Philip Morris International, Inc.	8,362	703,662	31,441
Phillips 66	7,990	657,241	(3,659)
Pinnacle West Capital Corp.	3,183	206,728	(1,488)
Pitney Bowes, Inc.	12,237	255,128	(2,434)
Plantronics, Inc.	7,574	379,672	(20,513)
PNC Financial Services Group, Inc./The	4,047	377,985	7,735
Polycom, Inc.	69,207	917,682	(46,366)
Priceline Group, Inc./The	751	969,605	(12,118)
Principal Financial Group, Inc.	5,622	262,355	(9,477)
ProAssurance Corp.	3,751	186,121	(4,085)
Procter & Gamble Co./The	22,227	1,664,426	100,620
Progressive Corp./The	1,646	53,100	(757)
Prudential Financial, Inc.	6,956	575,495	(9,207)
PTC, Inc.	2,914	99,081	1,831
Public Service Enterprise Group, Inc.	89,257	3,680,020	(226,667)
PVH Corp.	5,016	414,967	(45,539)
QEP Resources, Inc.	21,743	347,624	(56,268)
QUALCOMM, Inc.	8,793	446,937	(7,419)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Quanta Services, Inc.	29,854	$652,086	$(47,542)
Quest Diagnostics, Inc.	14,473	959,605	70,004
Quintiles Transnational Holdings, Inc.	26,090	1,794,075	(2,736)
Rackspace Hosting, Inc.	45,973	1,168,701	(4,665)
Ralph Lauren Corp.	4,883	576,642	(32,285)
Raymond James Financial, Inc.	6,116	360,702	(6,157)
Raytheon Co.	8,589	1,060,941	8,647
Red Hat, Inc.	3,447	282,107	3,339
Regions Financial Corp.	21,850	211,730	(1,970)
Reinsurance Group of America, Inc.	11,276	1,026,949	(62,287)
Reliance Steel & Aluminum Co.	6,203	363,748	(4,532)
RenaissanceRe Holdings Ltd.	398	43,796	1,253
Rent-A-Center, Inc.	2,997	57,498	(12,633)
Republic Services, Inc.	5,054	218,307	4,019
ResMed, Inc.	3,939	214,860	(3,375)
Reynolds American, Inc.	3,203	149,145	(1,327)
Robert Half International, Inc.	34,495	1,715,237	(89,142)
Rockwell Automation, Inc.	13,279	1,405,513	(42,955)
Ross Stores, Inc.	4,071	197,185	21,876
Rovi Corp.	25,095	268,415	149,668
Sally Beauty Holdings, Inc.	5,836	146,204	16,562
Santander Consumer USA Holdings, Inc.	13,811	286,190	(67,285)
Seagate Technology PLC	10,191	421,087	(47,485)
Sealed Air Corp.	7,467	328,945	4,083
SEI Investments Co.	4,855	254,309	93
Service Corp. International	8,960	242,064	(8,925)
Sherwin-Williams Co./The	672	175,128	(677)
Skechers U.S.A., Inc.	14,282	480,655	(49,196)
Skyworks Solutions, Inc.	4,407	356,378	(17,789)
Snap-on, Inc.	461	76,683	2,346
Sonoco Products Co.	20,818	860,191	(9,359)
Southwest Airlines Co.	12,154	473,659	49,692
Spirit AeroSystems Holdings, Inc.	40,324	2,015,633	3,390
SPX Corp.	43,178	437,242	(34,391)
St. Jude Medical, Inc.	13,817	868,367	(14,891)
Stanley Black & Decker, Inc.	4,533	487,371	(3,564)
Staples, Inc.	51,084	541,299	(57,534)
Starbucks Corp.	6,191	377,931	(6,286)
State Street Corp.	810	56,290	(2,538)
Steel Dynamics, Inc.	9,544	180,396	(9,845)
Stryker Corp.	1,965	188,337	(5,710)
SunTrust Banks, Inc.	5,038	220,439	(4,611)
Superior Energy Services, Inc.	7,714	115,567	(11,660)
SUPERVALU, Inc.	121,176	860,090	(38,517)
Synchrony Financial	30,601	912,682	17,894

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Synopsys, Inc.	7,666	$377,091	$(27,444)
T Rowe Price Group, Inc.	4,766	348,583	(7,862)
Talen Energy Corp.	29,476	297,070	(113,434)
Target Corp.	23,643	1,770,144	(53,425)
Tech Data Corp.	18,621	1,380,556	(144,494)
Teekay Corp.	10,463	104,091	(821)
Teledyne Technologies, Inc.	991	88,594	(692)
Telephone & Data Systems, Inc.	14,265	385,965	(16,644)
Teradata Corp.	17,310	482,668	(25,338)
Teradyne, Inc.	36,330	720,389	30,552
Tesoro Corp.	8,394	879,836	4,640
Texas Instruments, Inc.	15,089	859,398	(32,370)
Textron, Inc.	7,566	320,500	(2,652)
Thermo Fisher Scientific, Inc.	3,178	399,951	50,848
Thomson Reuters Corp.	2,442	96,664	(4,235)
Thor Industries, Inc.	9,417	531,075	(2,310)
Time Warner, Inc.	3,210	220,411	(12,820)
Timken Co./The	5,037	150,908	(6,900)
TJX Cos., Inc./The	9,157	639,971	9,352
Total System Services, Inc.	21,210	1,121,829	(65,571)
Travelers Cos., Inc./The	8,976	946,519	66,513
Trinity Industries, Inc.	1,973	51,786	(4,395)
Triumph Group, Inc.	6,887	308,057	(34,299)
Tupperware Brands Corp.	3,206	175,982	2,432
Tyson Foods, Inc.	11,528	604,271	10,517
Union Pacific Corp.	6,413	540,864	(39,368)
United Continental Holdings, Inc.	24,078	1,355,979	23,690
United Technologies Corp.	3,439	324,401	5,984
United Therapeutics Corp.	14,538	1,953,430	323,366
UnitedHealth Group, Inc.	10,556	1,210,747	31,061
Universal Health Services, Inc.	4,023	483,971	(3,262)
Unum Group	18,453	615,743	(1,443)
Urban Outfitters, Inc.	7,789	178,497	(1,297)
US Bancorp.	7,642	327,648	(1,564)
Valero Energy Corp.	18,190	1,198,456	87,759
Validus Holdings Ltd.	13,902	633,560	9,964
Varian Medical Systems, Inc.	6,816	528,634	22,099
Vectren Corp.	1,503	64,869	(1,112)
VeriSign, Inc.	5,415	424,707	48,348
Verizon Communications, Inc.	15,574	704,886	14,944
VF Corp.	8,570	610,948	(77,466)
Viacom, Inc.	21,765	1,028,359	(132,512)
Vishay Intertechnology, Inc.	27,495	317,349	13,966
Visteon Corp.	8,751	971,540	30,450
VMware, Inc.	5,580	375,322	(59,661)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Voya Financial, Inc.	1,351	$54,270	$(4,404)
VWR Corp.	4,419	120,611	4,491
Waddell & Reed Financial, Inc.	15,289	456,968	(18,785)
Wal-Mart Stores, Inc.	29,573	1,896,960	(84,135)
Walt Disney Co./The	2,575	276,002	(5,421)
Waste Management, Inc.	13,961	738,206	6,892
Waters Corp.	1,873	235,583	16,485
Watsco, Inc.	1,975	236,249	(4,917)
WellCare Health Plans, Inc.	3,357	272,109	(9,558)
Wells Fargo & Co.	10,507	562,379	8,781
Werner Enterprises, Inc.	30,595	762,887	(47,270)
WESCO International, Inc.	6,168	290,618	(21,199)
Western Digital Corp.	20,310	1,589,248	(369,632)
Western Refining, Inc.	10,279	473,831	(107,693)
Western Union Co./The	32,345	619,061	(39,762)
Westlake Chemical Corp.	12,054	692,687	(37,914)
WGL Holdings, Inc.	709	42,171	2,489
Whirlpool Corp.	1,403	218,953	(12,894)
World Fuel Services Corp.	16,282	653,745	(27,539)
Worthington Industries, Inc.	6,381	195,003	(2,680)
Wyndham Worldwide Corp.	1,344	101,803	(4,162)
Xerox Corp.	65,415	685,813	9,548
Xilinx, Inc.	15,701	744,254	(6,778)
Yelp, Inc.	8,069	196,915	35,472
Yum! Brands, Inc.	11,740	823,077	34,530
Zoetis, Inc.	12,219	559,863	25,671
Zynga, Inc.	134,502	331,005	29,460

			(2,618,630)

Total of Long Equity Positions			(2,708,454)

Short Positions

Common Stocks
Canada
lululemon athletica, Inc.	(10,665)	(558,883)	(709)

Ireland
Alkermes PLC	(1,223)	(73,258)	(23,824)
Allegion PLC	(6,214)	(413,509)	3,882
Endo International PLC	(27,245)	(1,637,512)	(30,427)
Medtronic PLC	(2,668)	(199,595)	(5,627)
Perrigo Co. PLC	(5,442)	(807,016)	19,559

			(36,437)

Netherlands
Chicago Bridge & Iron Co. NV	(11,952)	(477,243)	11,235
Core Laboratories NV	(10,894)	(1,186,263)	1,649
Frank’s International NV	(29,072)	(486,952)	1,741
QIAGEN NV	(36,049)	(926,736)	(70,019)
Sensata Technologies Holding NV	(50,564)	(2,307,177)	(21,801)

			(77,195)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Panama
Copa Holdings SA	(1,714)	$(83,966)	$1,248

Singapore
Avago Technologies Ltd.	(1,046)	(122,058)	(29,769)

Switzerland
Weatherford International PLC	(107,312)	(1,094,574)	194,226

United Kingdom
Aon PLC	(9,830)	(909,782)	3,357
Delphi Automotive PLC	(6,338)	(524,178)	(19,179)
Ensco PLC	(10,669)	(169,053)	4,857
Liberty Global PLC	(19,631)	(838,736)	7,167
Pentair PLC	(21,205)	(1,176,081)	125,797
Willis Group Holdings PLC	(4,234)	(178,844)	(26,801)

			95,198

United States
3D Systems Corp.	(53,401)	(485,650)	21,595
Acadia Healthcare Co., Inc.	(24,546)	(1,553,064)	19,921
ACI Worldwide, Inc.	(3,122)	(70,432)	3,622
Acuity Brands, Inc.	(1,808)	(419,824)	(2,887)
Acxiom Corp.	(20,512)	(445,957)	16,846
ADT Corp./The	(1,452)	(49,484)	1,597
Advance Auto Parts, Inc.	(1,252)	(234,562)	46,124
AECOM	(31,163)	(935,188)	(637)
AES Corp.	(10,179)	(90,042)	(7,371)
Agios Pharmaceuticals, Inc.	(5,431)	(355,462)	2,882
Air Lease Corp.	(14,057)	(474,380)	3,752
Air Products & Chemicals, Inc.	(1,430)	(190,401)	4,343
Akorn, Inc.	(46,155)	(1,327,198)	(394,845)
Alaska Air Group, Inc.	(2,918)	(238,362)	3,434
Albemarle Corp.	(26,919)	(1,342,096)	(165,638)
Alcoa, Inc.	(49,109)	(441,736)	(42,970)
Alere, Inc.	(9,748)	(387,096)	6,046
Alexion Pharmaceuticals, Inc.	(15,512)	(2,667,229)	(291,685)
Align Technology, Inc.	(9,344)	(536,084)	(79,218)
Allegheny Technologies, Inc.	(27,031)	(409,084)	104,985
Alliance Data Systems Corp.	(7,033)	(1,974,784)	29,667
Alliant Energy Corp.	(11,243)	(714,110)	11,985
Ally Financial, Inc.	(49,865)	(956,408)	26,924
Alnylam Pharmaceuticals, Inc.	(7,445)	(639,133)	(61,739)
AMC Networks, Inc.	(1,679)	(131,707)	6,319
American Airlines Group, Inc.	(13,954)	(598,971)	8,019
AMETEK, Inc.	(14,234)	(795,432)	32,632
Amphenol Corp.	(19,123)	(1,006,135)	7,340
Anadarko Petroleum Corp.	(13,300)	(832,598)	186,484
Apache Corp.	(20,359)	(962,214)	56,850
Applied Materials, Inc.	(2,779)	(53,641)	1,757

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Aqua America, Inc.	(25,335)	$(738,781)	$(16,202)
ARRIS Group, Inc.	(53,565)	(1,508,566)	(128,916)
Arista Networks, Inc.	(19,944)	(1,429,450)	(122,991)
Arthur J Gallagher & Co.	(2,749)	(116,764)	4,220
Artisan Partners Asset Management, Inc.	(7,125)	(258,568)	1,641
Ascena Retail Group, Inc.	(47,697)	(494,389)	24,573
Ashland, Inc.	(3,277)	(341,344)	4,796
AT&T, Inc.	(14,697)	(497,998)	(7,726)
athenahealth, Inc.	(297)	(49,309)	1,501
Autodesk, Inc.	(6,124)	(344,254)	(28,881)
Avis Budget Group, Inc.	(58,472)	(2,486,830)	364,881
B/E Aerospace, Inc.	(1,701)	(80,457)	8,386
Ball Corp.	(15,708)	(1,089,013)	(53,430)
Bank of America Corp.	(10,957)	(194,376)	9,970
Bank of the Ozarks, Inc.	(9,174)	(457,523)	3,777
Becton Dickinson and Co.	(4,385)	(639,645)	(36,040)
Belden, Inc.	(1,034)	(53,642)	4,341
BioMarin Pharmaceutical, Inc.	(433)	(43,641)	(1,720)
Bio-Techne Corp.	(10,339)	(960,684)	30,174
Black Hills Corp.	(13,178)	(590,238)	(21,617)
Black Knight Financial Services, Inc.	(18,896)	(624,060)	(642)
Bluebird Bio, Inc.	(11,795)	(817,608)	60,133
Booz Allen Hamilton Holding Corp.	(1,467)	(43,327)	(1,930)
BorgWarner, Inc.	(52,040)	(2,245,884)	(3,805)
Boston Scientific Corp.	(22,335)	(401,336)	(10,521)
Brookdale Senior Living, Inc.	(16,402)	(357,035)	54,254
Brown & Brown, Inc.	(12,321)	(396,735)	1,231
Brown-Forman Corp.	(10,939)	(1,135,903)	49,879
Buffalo Wild Wings, Inc.	(3,644)	(578,975)	(2,790)
Cabela’s, Inc.	(20,424)	(923,534)	(30,880)
Cable One, Inc.	(609)	(271,197)	7,098
Cabot Oil & Gas Corp.	(37,717)	(759,643)	92,429
CalAtlantic Group, Inc.	(12,084)	(487,951)	29,725
CarMax, Inc.	(18,453)	(1,077,068)	81,160
Casey’s General Stores, Inc.	(1,285)	(141,680)	(13,098)
Catalent, Inc.	(14,358)	(383,565)	24,184
Caterpillar, Inc.	(2,664)	(179,931)	(1,115)
CBOE Holdings, Inc.	(10,464)	(707,877)	28,764
CBS Corp.	(5,127)	(251,708)	10,073
CDK Global, Inc.	(5,279)	(262,577)	11,983
Celanese Corp.	(1,537)	(106,502)	3,016
Centene Corp.	(688)	(45,872)	595
CenturyLink, Inc.	(3,023)	(80,140)	4,081
Cerner Corp.	(3,135)	(199,455)	10,822
CF Industries Holdings, Inc.	(9,795)	(405,298)	5,564
Charles Schwab Corp./The	(50,114)	(1,506,686)	(143,568)
Cheniere Energy, Inc.	(30,939)	(1,452,572)	300,095
Chevron Corp.	(6,945)	(626,803)	2,030
Chipotle Mexican Grill, Inc.	(1,445)	(916,778)	223,395

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ciena Corp.	(40,548)	$(884,349)	$45,411
Cimarex Energy Co.	(12,359)	(1,422,587)	317,940
Clean Harbors, Inc.	(5,736)	(271,878)	32,974
CME Group, Inc.	(6,594)	(625,604)	28,188
CMS Energy Corp.	(27,711)	(997,544)	(2,268)
Cobalt International Energy, Inc.	(37,764)	(292,504)	88,579
Cognex Corp.	(8,043)	(281,101)	9,489
Colfax Corp.	(17,341)	(489,041)	84,129
Columbia Pipeline Group, Inc.	(19,266)	(373,973)	(11,347)
CommScope Holding Co., Inc.	(58,821)	(1,594,490)	71,614
Compass Minerals International, Inc.	(6,586)	(519,198)	23,470
ConAgra Foods, Inc.	(2,273)	(94,943)	(886)
Concho Resources, Inc.	(9,022)	(968,349)	130,566
ConocoPhillips	(9,337)	(506,348)	70,403
CONSOL Energy, Inc.	(56,411)	(587,410)	141,763
Constellation Brands, Inc.	(6,894)	(942,341)	(39,641)
Cooper Cos., Inc./The	(4,602)	(644,471)	26,883
Copart, Inc.	(15,758)	(608,747)	9,786
CoStar Group, Inc.	(3,739)	(714,557)	(58,257)
Costco Wholesale Corp.	(6,103)	(975,169)	(10,466)
Covanta Holding Corp.	(77,940)	(1,326,579)	119,289
CST Brands, Inc.	(10,210)	(359,416)	(40,203)
Cullen/Frost Bankers, Inc.	(2,301)	(155,548)	17,488
Cypress Semiconductor Corp.	(100,144)	(958,959)	(23,453)
Danaher Corp.	(3,565)	(340,929)	9,812
DaVita HealthCare Partners, Inc.	(10,070)	(724,104)	22,125
Deckers Outdoor Corp.	(7,191)	(352,846)	13,431
Deere & Co.	(8,145)	(641,206)	19,987
Devon Energy Corp.	(4,858)	(205,653)	50,197
DeVry Education Group, Inc.	(16,852)	(433,450)	6,926
DexCom, Inc.	(9,023)	(727,800)	(11,183)
Diamond Offshore Drilling, Inc.	(5,051)	(107,057)	481
Diebold, Inc.	(21,130)	(709,113)	73,312
Discovery Communications, Inc.	(24,101)	(699,376)	56,361
DISH Network Corp.	(2,605)	(152,920)	3,967
Dolby Laboratories, Inc.	(9,728)	(333,679)	6,332
Dollar General Corp.	(4,049)	(293,672)	2,670
Dollar Tree, Inc.	(51,626)	(3,330,979)	(655,580)
Dominion Resources, Inc.	(66,664)	(4,642,974)	133,821
Donaldson Co., Inc.	(16,449)	(487,139)	15,711
DreamWorks Animation SKG, Inc.	(6,735)	(177,646)	4,085
DSW, Inc.	(6,859)	(161,594)	(2,061)
Duke Energy Corp.	(4,653)	(316,229)	(15,949)
Dunkin’ Brands Group, Inc.	(12,495)	(523,471)	(8,691)
E*TRADE Financial Corp.	(16,981)	(484,529)	(18,788)
Eagle Materials, Inc.	(13,765)	(987,100)	155,281
Eastman Chemical Co.	(3,057)	(209,367)	2,989

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
EchoStar Corp.	(4,047)	$(176,891)	$18,613
Ecolab, Inc.	(4,762)	(574,010)	29,332
Energen Corp.	(11,889)	(535,729)	48,399
Envision Healthcare Holdings Inc	(40,855)	(1,246,750)	185,745
EOG Resources, Inc.	(12,467)	(971,198)	88,659
EQT Corp.	(7,863)	(491,518)	81,620
Eversource Energy	(14,799)	(751,976)	(3,809)
Exxon Mobil Corp.	(9,374)	(747,791)	17,087
Federated Investors, Inc.	(2,006)	(60,219)	2,747
FEI Co.	(4,863)	(381,856)	(6,163)
FireEye, Inc.	(17,149)	(364,089)	8,418
First Horizon National Corp.	(14,674)	(215,070)	2,004
First Republic Bank	(5,779)	(381,427)	(334)
FirstEnergy Corp.	(2,100)	(65,814)	(819)
FleetCor Technologies, Inc.	(5,863)	(864,572)	26,573
Flowserve Corp.	(2,017)	(86,198)	1,322
FMC Corp.	(29,452)	(1,144,287)	(8,170)
FMC Technologies, Inc.	(2,017)	(69,724)	11,211
FNF Group	(12,969)	(447,104)	(2,531)
Forest City Enterprises, Inc.	(34,146)	(728,757)	(20,065)
Fortinet, Inc.	(7,387)	(253,669)	23,416
Fortune Brands Home & Security, Inc.	(13,281)	(722,076)	(15,020)
Freeport-McMoRan, Inc.	(18,399)	(247,644)	123,083
Frontier Communications Corp.	(62,040)	(323,746)	34,019
GATX Corp.	(2,606)	(114,587)	3,702
General Electric Co.	(72,967)	(2,219,386)	(53,536)
Genesee & Wyoming, Inc.	(15,210)	(1,017,802)	201,177
Gentex Corp.	(37,615)	(605,741)	3,525
Genworth Financial, Inc.	(14,287)	(66,635)	13,344
Graco, Inc.	(2,943)	(215,839)	3,737
Granite Construction, Inc.	(8,531)	(352,942)	(13,123)
Graphic Packaging Holding Co.	(37,711)	(500,425)	16,593
Greif, Inc.	(21,724)	(758,646)	89,330
Hain Celestial Group, Inc./The	(9,134)	(448,713)	79,790
Halliburton Co.	(52,384)	(2,033,267)	250,116
Halyard Health, Inc.	(1,336)	(38,998)	(5,637)
Hanesbrands, Inc.	(15,796)	(460,336)	(4,540)
Harley-Davidson, Inc.	(34,294)	(1,750,480)	193,876
Harman International Industries, Inc.	(6,342)	(612,485)	15,005
Harris Corp.	(13,251)	(1,021,225)	(130,287)
Hasbro, Inc.	(1,267)	(95,872)	10,526
Helmerich & Payne, Inc.	(9,053)	(487,248)	2,460
Henry Schein, Inc.	(590)	(92,508)	(824)
Hershey Co./The	(503)	(48,774)	3,871
Hertz Global Holdings, Inc.	(77,488)	(1,525,351)	422,696
Hess Corp.	(2,179)	(113,649)	8,012

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hexcel Corp.	(25,306)	$(1,197,504)	$22,041
Hill-Rom Holdings, Inc.	(5,589)	(275,767)	7,160
Hilton Worldwide Holdings, Inc.	(13,529)	(310,046)	20,525
Howard Hughes Corp./The	(7,843)	(958,485)	70,971
IDEX Corp.	(1,201)	(93,200)	1,191
IDEXX Laboratories, Inc.	(23,187)	(1,651,383)	(39,413)
Illumina, Inc.	(19,449)	(3,051,034)	(682,105)
Incyte Corp.	(6,529)	(682,337)	(25,733)
Ingersoll-Rand PLC	(883)	(49,476)	655
International Flavors & Fragrances, Inc.	(3,271)	(388,506)	(2,837)
Intersil Corp.	(7,790)	(97,141)	(2,259)
Ionis Pharmaceuticals, Inc.	(7,608)	(429,763)	(41,401)
IPG Photonics Corp.	(497)	(41,489)	(2,823)
ITC Holdings Corp.	(43,012)	(1,588,192)	(100,029)
JB Hunt Transport Services, Inc.	(4,172)	(312,434)	6,376
JC Penney Co., Inc.	(12,431)	(85,192)	2,402
JM Smucker Co./The	(1,591)	(186,107)	(10,127)
Kansas City Southern	(29,424)	(2,689,782)	492,692
KAR Auction Services, Inc.	(10,793)	(403,686)	4,021
Kate Spade & Co.	(33,230)	(620,763)	30,266
KBR, Inc.	(13,190)	(248,628)	25,453
Kinder Morgan, Inc.	(67,541)	(1,698,691)	690,980
Kirby Corp.	(2,210)	(148,662)	32,372
KLX, Inc.	(17,688)	(651,048)	106,435
Knowles Corp.	(21,992)	(302,179)	9,025
Kosmos Energy Ltd.	(113,124)	(713,489)	125,245
Laboratory Corp. of America Holdings	(4,518)	(504,706)	(53,900)
Las Vegas Sands Corp.	(13,654)	(629,172)	30,581
Lennar Corp.	(16,602)	(832,843)	20,839
Leucadia National Corp.	(72,162)	(1,428,164)	173,267
Level 3 Communications, Inc.	(60,265)	(2,848,999)	(427,006)
Lexmark International, Inc.	(3,572)	(119,887)	3,976
Liberty Broadband Corp.	(14,642)	(785,350)	26,016
LinkedIn Corp.	(2,181)	(475,583)	(15,317)
Lions Gate Entertainment Corp.	(16,973)	(614,535)	64,780
Live Nation Entertainment, Inc.	(24,449)	(635,494)	34,782
Loews Corp.	(30,149)	(1,113,395)	(44,327)
Louisiana-Pacific Corp.	(95,653)	(1,635,706)	(87,005)
M&T Bank Corp.	(2,822)	(352,898)	10,928
Macquarie Infrastructure Corp.	(15,680)	(1,168,672)	30,304
Manitowoc Co., Inc./The	(40,285)	(604,311)	(14,063)
Marathon Oil Corp.	(9,061)	(182,851)	68,773
Markel Corp.	(254)	(224,315)	(56)
Marsh & McLennan Cos., Inc.	(7,871)	(437,655)	1,208

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Martin Marietta Materials, Inc.	(8,057)	$(1,294,604)	$194,179
MasterCard, Inc.	(4,344)	(427,002)	4,071
Mattel, Inc.	(47,105)	(1,059,961)	(219,882)
MAXIMUS, Inc.	(12,413)	(703,981)	5,749
MDC Holdings, Inc.	(4,249)	(109,582)	1,105
MDU Resources Group, Inc.	(94,957)	(1,766,575)	26,963
MEDNAX, Inc.	(4,242)	(332,149)	28,167
Memorial Resource Development Corp.	(56,318)	(1,019,227)	109,691
MGM Resorts International	(46,000)	(1,003,229)	(41,891)
Microchip Technology, Inc.	(6,990)	(328,341)	3,026
Middleby Corp./The	(11,593)	(1,272,085)	21,548
Mohawk Industries, Inc.	(1,108)	(215,516)	5,672
Molson Coors Brewing Co.	(12,170)	(1,112,450)	(30,556)
Monsanto Co.	(4,469)	(422,818)	(17,468)
Monster Beverage Corp.	(14,247)	(1,993,898)	(128,336)
MSC Industrial Direct Co., Inc.	(2,515)	(163,450)	21,931
Murphy Oil Corp.	(2,172)	(48,844)	83
Mylan NV	(16,028)	(676,591)	(190,043)
Nabors Industries Ltd.	(19,223)	(168,266)	4,678
National Fuel Gas Co.	(19,209)	(899,107)	77,922
National Oilwell Varco, Inc.	(21,904)	(819,070)	85,505
Netflix, Inc.	(4,172)	(486,322)	9,129
NetScout Systems, Inc.	(25,654)	(820,047)	32,469
NetSuite, Inc.	(16,907)	(1,456,227)	25,557
Newell Rubbermaid, Inc.	(15,924)	(685,267)	(16,663)
Newfield Exploration Co.	(17,625)	(602,187)	28,317
Nielsen Holdings PLC	(30,286)	(1,419,479)	8,151
Noble Energy, Inc.	(22,691)	(779,336)	32,121
Nordson Corp.	(7,650)	(521,394)	30,646
Northern Trust Corp.	(3,815)	(263,693)	(11,331)
NorthStar Asset Management Group, Inc.	(74,426)	(958,966)	55,434
Norwegian Cruise Line Holdings Ltd.	(5,867)	(348,762)	4,955
NOW, Inc.	(22,794)	(361,080)	479
NRG Energy, Inc.	(69,796)	(888,178)	66,680
Occidental Petroleum Corp.	(17,387)	(1,258,838)	83,303
Oceaneering International, Inc.	(3,162)	(129,228)	10,590
OGE Energy Corp.	(14,995)	(404,957)	10,738
Old Dominion Freight Line, Inc.	(5,078)	(300,225)	268
Olin Corp.	(3,833)	(73,833)	7,675
ONE Gas, Inc.	(6,835)	(338,078)	(4,834)
ONEOK, Inc.	(43,293)	(1,183,148)	115,543
Oshkosh Corp.	(6,600)	(271,936)	14,272
Owens-Illinois, Inc.	(56,299)	(1,051,534)	70,805

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Packaging Corp. of America	(3,060)	$(195,769)	$2,836
PacWest Bancorp	(12,412)	(559,496)	24,539
Palo Alto Networks, Inc.	(6,183)	(1,073,531)	(15,543)
Pandora Media, Inc.	(29,641)	(383,015)	(14,471)
PAREXEL International Corp.	(3,868)	(247,444)	(16,045)
Patterson Cos., Inc.	(4,924)	(224,006)	1,392
Patterson-UTI Energy, Inc.	(59,424)	(963,383)	67,269
PayPal Holdings, Inc.	(15,855)	(562,904)	(11,047)
Penske Automotive Group, Inc.	(2,005)	(97,454)	12,562
PerkinElmer, Inc.	(5,703)	(273,060)	(32,450)
Platform Specialty Products Corp.	(87,188)	(1,106,974)	(11,648)
Polaris Industries, Inc.	(3,120)	(377,520)	109,356
PolyOne Corp.	(8,135)	(262,355)	3,988
Post Holdings, Inc.	(6,855)	(422,307)	(646)
PPL Corp.	(1,696)	(55,335)	(2,549)
Praxair, Inc.	(4,522)	(487,871)	24,818
Premier, Inc.	(13,719)	(468,463)	(15,406)
PulteGroup, Inc.	(3,814)	(77,081)	9,115
Qorvo, Inc.	(3,734)	(182,457)	(7,603)
Questar Corp.	(64,950)	(1,287,754)	22,528
Range Resources Corp.	(29,738)	(977,621)	245,769
Regal Beloit Corp.	(1,481)	(86,616)	(52)
Regeneron Pharmaceuticals, Inc.	(2,716)	(1,350,219)	(124,216)
Rice Energy, Inc.	(51,041)	(769,244)	212,897
Rockwell Collins, Inc.	(491)	(43,486)	(1,834)
Rollins, Inc.	(12,363)	(329,338)	9,137
Roper Technologies, Inc.	(4,237)	(761,246)	(42,894)
Rowan Cos. PLC	(4,911)	(98,760)	15,519
Royal Caribbean Cruises Ltd.	(3,138)	(295,756)	(21,841)
RPC, Inc.	(22,509)	(275,208)	6,225
RPM International, Inc.	(4,152)	(181,484)	(1,453)
Ryder System, Inc.	(7,747)	(458,315)	18,053
Sabre Corp.	(12,447)	(355,911)	7,769
salesforce.com, Inc.	(4,108)	(311,847)	(10,220)
SBA Communications Corp.	(17,131)	(1,897,546)	97,592
Schlumberger Ltd.	(9,789)	(751,630)	68,847
Scripps Networks Interactive, Inc.	(1,264)	(70,468)	683
Seattle Genetics, Inc.	(5,582)	(214,963)	(35,557)
Sempra Energy	(11,331)	(1,146,465)	81,238
ServiceMaster Global Holdings, Inc.	(15,295)	(545,242)	(54,934)
ServiceNow, Inc.	(11,130)	(854,649)	(108,764)
Signature Bank/New York NY	(2,382)	(351,981)	(13,347)
Signet Jewelers Ltd.	(2,317)	(302,625)	16,036
Silgan Holdings, Inc.	(7,220)	(388,299)	440
Silicon Laboratories, Inc.	(3,144)	(138,713)	(13,896)
Sirius XM Holdings, Inc.	(251,740)	(996,052)	(28,530)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Six Flags Entertainment Corp.	(3,520)	$(177,543)	$(15,845)
SLM Corp.	(24,107)	(171,106)	13,928
SM Energy Co.	(15,486)	(297,608)	(6,847)
Sotheby’s	(22,562)	(766,054)	184,857
Southern Co./The	(4,702)	(213,794)	(6,212)
Southwestern Energy Co.	(113,247)	(905,922)	100,736
Spectra Energy Corp.	(40,959)	(1,118,319)	137,761
Spectrum Brands Holdings, Inc.	(19,720)	(1,887,906)	(119,590)
Spirit Airlines, Inc.	(14,303)	(609,948)	39,973
Splunk, Inc.	(24,534)	(1,393,713)	(49,132)
Sprint Corp.	(164,739)	(749,562)	153,207
Sprouts Farmers Market, Inc.	(79,558)	(1,863,626)	(251,821)
SS&C Technologies Holdings, Inc.	(8,401)	(591,322)	17,786
Stericycle, Inc.	(10,692)	(1,421,518)	132,062
STERIS PLC	(3,493)	(269,997)	6,834
SunPower Corp.	(14,620)	(444,474)	5,728
SVB Financial Group	(1,376)	(169,883)	6,277
Synaptics, Inc.	(900)	(76,119)	3,813
Synovus Financial Corp.	(3,048)	(91,958)	(6,736)
Tableau Software, Inc.	(2,186)	(201,750)	(4,215)
Targa Resources Corp.	(21,679)	(1,160,501)	573,867
TEGNA, Inc.	(1,762)	(46,037)	1,070
Teleflex, Inc.	(867)	(116,396)	2,429
Tempur Sealy International, Inc.	(13,097)	(1,000,618)	77,804
Tenet Healthcare Corp.	(56,670)	(1,736,977)	19,876
TerraForm Power, Inc.	(45,083)	(401,311)	(165,833)
Tesla Motors, Inc.	(13,706)	(3,044,776)	(244,801)
Tiffany & Co.	(4,746)	(363,348)	1,275
Time, Inc.	(7,696)	(118,926)	(1,670)
T-Mobile US, Inc.	(28,256)	(1,098,360)	(7,015)
Toll Brothers, Inc.	(9,359)	(322,217)	10,562
TransDigm Group, Inc.	(7,776)	(1,732,864)	(43,563)
TreeHouse Foods, Inc.	(3,987)	(331,150)	18,330
TRI Pointe Group, Inc.	(54,817)	(721,680)	27,149
Trimble Navigation Ltd.	(18,514)	(348,897)	(48,228)
TripAdvisor, Inc.	(9,814)	(710,934)	(125,710)
Twenty-First Century Fox, Inc.	(4,170)	(115,260)	2,003
Twitter, Inc.	(72,451)	(2,060,893)	384,377
Tyco International PLC	(4,297)	(156,517)	19,485
UGI Corp.	(5,808)	(206,320)	10,242
Ulta Salon Cosmetics & Fragrance, Inc.	(694)	(124,553)	(3,837)
Ultimate Software Group, Inc./The	(1,654)	(316,377)	(6,996)
Umpqua Holdings Corp.	(9,961)	(170,473)	12,093
Under Armour, Inc.	(23,995)	(2,233,454)	299,217
United Natural Foods, Inc.	(4,580)	(205,378)	25,109
United Parcel Service, Inc.	(3,746)	(389,753)	29,275

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Rentals, Inc.	(7,039)	$(512,287)	$1,678
USG Corp.	(77,024)	(2,033,700)	162,787
Valley National Bancorp	(26,705)	(269,873)	6,828
Valspar Corp./The	(4,702)	(374,617)	(15,414)
Vantiv, Inc.	(2,100)	(98,721)	(861)
Veeva Systems, Inc.	(12,905)	(342,390)	(29,919)
VeriFone Systems, Inc.	(5,920)	(176,324)	10,446
Verisk Analytics, Inc.	(38,734)	(2,948,525)	(29,345)
Vertex Pharmaceuticals, Inc.	(4,476)	(499,855)	(63,360)
Viavi Solutions, Inc.	(7,433)	(43,719)	(1,548)
Visa, Inc.	(20,094)	(1,560,898)	2,608
Vista Outdoor, Inc.	(15,570)	(680,019)	(13,001)
Vulcan Materials Co.	(2,653)	(252,822)	867
WABCO Holdings, Inc.	(2,636)	(297,649)	28,092
Wabtec Corp.	(3,034)	(220,859)	5,081
Walgreens Boots Alliance, Inc.	(8,817)	(735,231)	(15,580)
Waste Connections, Inc.	(2,923)	(150,276)	(14,347)
WEC Energy Group, Inc.	(63,469)	(3,262,050)	5,455
WestRock Co.	(38,172)	(1,816,754)	75,348
WEX, Inc.	(1,148)	(107,267)	5,784
WhiteWave Foods Co./The	(38,707)	(1,516,060)	9,971
Whiting Petroleum Corp.	(30,033)	(322,410)	38,899
Whole Foods Market, Inc.	(10,329)	(337,884)	(8,138)
Williams-Sonoma, Inc.	(3,407)	(202,919)	3,916
WisdomTree Investments, Inc.	(81,288)	(1,366,882)	92,286
Workday, Inc.	(18,058)	(1,433,339)	(5,522)
WPX Energy, Inc.	(8,693)	(45,145)	(4,752)
WR Grace & Co.	(5,714)	(562,996)	(6,062)
Wynn Resorts Ltd.	(9,859)	(693,747)	11,603
Zebra Technologies Corp.	(12,320)	(951,751)	93,663
Zimmer Biomet Holdings, Inc.	(17,378)	(1,720,492)	(62,318)
Zions Bancorporation	(13,112)	(382,260)	24,302

			6,134,334

Total of Short Equity Positions			6,280,896

Total of Long and Short Equity Positions			3,572,442

Net Cash and Other Receivables/ (Payables) (b)			431,577

Swaps, at Value			$4,004,019

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Sterling Overnight Index Average plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	10-25 months maturity 10/12/2016	$1,059,005

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
BHP Billiton PLC	20,518	$282,648	$(53,835)

Ireland
DCC PLC	10,884	794,189	115,082
Shire PLC	4,586	314,993	(360)

			114,722

Luxembourg
Regus PLC	72,671	342,276	14,798

South Africa
Mondi PLC	34,356	696,014	(22,611)

Switzerland
Coca-Cola HBC AG	21,950	468,796	(1,357)
Glencore PLC	302,507	442,267	(41,406)
Wolseley PLC	6,542	360,636	(5,321)

			(48,084)

United Kingdom
AA PLC	51,695	228,502	10,306
Aggreko PLC	17,957	254,809	(13,077)
Amec Foster Wheeler PLC	36,612	235,646	(4,527)
ASOS PLC	11,364	535,181	42,220
AstraZeneca PLC	4,923	328,143	4,392
Barratt Developments PLC	85,588	744,252	44,417
Bellway PLC	15,889	599,145	65,229
Berkeley Group Holdings PLC	21,086	1,059,158	87,151
Britvic PLC	29,410	297,411	17,694
BT Group PLC	20,611	125,407	17,707
Burberry Group PLC	15,738	310,463	(33,569)
Centrica PLC	390,597	1,240,741	13,455
Close Brothers Group PLC	5,481	114,880	(6,797)
Compass Group PLC	2,966	44,886	6,509
Direct Line Insurance Group PLC	6,178	33,755	3,276
Direct Line Insurance Group PLC	1,224	7,425	(88)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Dixons Carphone PLC	6,108	$40,739	$4,210
DS Smith PLC	86,642	493,031	13,787
GKN PLC	90,329	381,913	27,988
Hays PLC	48,647	104,813	(336)
Howden Joinery Group PLC	53,715	385,588	30,598
Imperial Tobacco Group PLC	6,603	321,105	27,650
Indivior PLC	105,609	327,431	(35,587)
Informa PLC	15,864	139,070	4,300
Intermediate Capital Group PLC	29,207	234,697	34,549
John Wood Group PLC	85,725	749,630	22,428
Jupiter Fund Management PLC	6,781	44,228	837
Just Eat PLC	72,350	418,699	106,631
Kingfisher PLC	116,990	596,384	(29,745)
Man Group PLC	251,946	644,503	3,630
Marks & Spencer Group PLC	85,918	613,626	(41,568)
Meggitt PLC	120,595	673,235	(7,399)
National Grid PLC	12,359	164,265	6,185
Pearson PLC	3,958	55,443	(12,655)
Persimmon PLC	22,231	609,524	53,701
Playtech PLC	6,182	77,798	(2,112)
Reckitt Benckiser Group PLC	488	45,200	(47)
Rentokil Initial PLC	224,592	499,897	27,050
Rio Tinto PLC	4,413	158,878	(30,392)
Royal Mail PLC	182,448	1,258,584	(63,571)
Severn Trent PLC	1,654	53,659	(786)
Sky PLC	2,766	41,267	4,075
Smith & Nephew PLC	13,363	230,431	7,725
Smiths Group PLC	74,529	1,081,125	(50,470)
Stagecoach Group PLC	95,466	470,249	(53,128)
Tate & Lyle PLC	5,182	45,535	110
Taylor Wimpey PLC	449,375	1,230,722	112,623
Thomas Cook Group PLC	188,138	334,175	1,518
Travis Perkins PLC	1,539	40,303	4,344
UBM PLC	6,875	50,739	2,545
United Utilities Group PLC	3,246	45,979	(1,283)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Vedanta Resources PLC	29,312	$182,915	$(64,840)
Vodafone Group PLC	97,585	306,750	9,695
William Hill PLC	81,540	430,381	45,494
WPP PLC	8,113	183,570	3,044

			415,096

Total of Long Equity Positions			420,086

Short Positions

Common Stocks
Chile
Antofagasta PLC	(165,908)	(1,324,352)	183,103

Luxembourg
B&M European Value Retail SA	(27,390)	(125,591)	10,858

United Kingdom
Aberdeen Asset Management PLC	(158,257)	(736,653)	62,284
Admiral Group PLC	(38,177)	(874,319)	(58,560)
Anglo American PLC	(53,905)	(340,450)	103,958
ARM Holdings PLC	(120,850)	(1,795,430)	(46,569)
Ashtead Group PLC	(20,536)	(334,311)	(3,668)
Associated British Foods PLC	(24,667)	(1,206,534)	(7,258)
Aviva PLC	(57,239)	(429,950)	(4,522)
Babcock International Group PLC	(25,554)	(372,717)	(9,703)
Balfour Beatty PLC	(11,293)	(43,436)	(1,544)
Booker Group PLC	(36,603)	(97,046)	(643)
BP PLC	(134,547)	(712,753)	13,554
British American Tobacco PLC	(32,210)	(1,755,007)	(33,744)
BTG PLC	(54,945)	(523,440)	(33,313)
Bunzl PLC	(11,953)	(330,570)	(1,058)
Cable & Wireless Communications PLC	(71,539)	(65,069)	(13,196)
Capita PLC	(31,371)	(568,844)	10,675
Cobham PLC	(167,401)	(699,653)	607
Croda International PLC	(1,624)	(73,286)	522
Diageo PLC	(21,717)	(592,295)	(747)
easyJet PLC	(8,936)	(230,900)	1,718
Essentra PLC	(24,790)	(298,587)	(3,605)
G4S PLC	(41,840)	(164,758)	25,775
GlaxoSmithKline PLC	(7,074)	(142,047)	(819)
Halma PLC	(13,763)	(175,316)	62
Hargreaves Lansdown PLC	(42,822)	(716,740)	(233,935)
HSBC Holdings PLC	(13,550)	(108,264)	1,298
IMI PLC	(13,943)	(180,096)	3,170
Inmarsat PLC	(28,502)	(436,797)	(41,023)
International Consolidated Airlines Group SA	(14,515)	(125,133)	(5,372)
Intertek Group PLC	(3,759)	(141,938)	(11,829)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
ITV PLC	(106,946)	$(436,872)	$1,457
J Sainsbury PLC	(190,206)	(718,060)	(6,283)
Legal & General Group PLC	(91,582)	(359,882)	(1,492)
Lloyds Banking Group PLC	(568,724)	(612,555)	611
Melrose Industries PLC	(16,627)	(72,148)	927
Merlin Entertainments PLC	(19,889)	(132,766)	(591)
Micro Focus International PLC	(3,723)	(75,045)	(12,387)
Ocado Group PLC	(128,441)	(629,688)	55,848
Old Mutual PLC	(108,675)	(319,279)	33,392
Pennon Group PLC	(8,562)	(110,073)	1,452
Petrofac Ltd.	(8,066)	(115,912)	21,301
Provident Financial PLC	(12,676)	(636,045)	7,536
Prudential PLC	(20,504)	(452,590)	(9,355)
Rolls-Royce Holdings PLC (3)	(5,165,522)	337	(7,952)
Rolls-Royce Holdings PLC	(109,335)	(1,099,369)	173,256
Rotork PLC	(38,372)	(110,980)	7,715
Royal Bank of Scotland Group PLC	(45,668)	(213,305)	10,308
RSA Insurance Group PLC	(92,863)	(548,158)	(34,683)
Schroders PLC	(2,064)	(91,186)	785
Serco Group PLC	(242,148)	(433,743)	96,782
Spectris PLC	(5,447)	(144,579)	22
Spirax-Sarco Engineering PLC	(1,330)	(64,589)	266
Sports Direct International PLC	(5,385)	(55,576)	9,814
SSE PLC	(12,237)	(282,917)	8,150
St. James’s Place PLC	(61,646)	(870,476)	(43,220)
Standard Chartered PLC	(5,161)	(57,161)	14,339
Standard Life PLC	(183,108)	(1,084,920)	36,350
Tesco PLC	(911,547)	(2,327,251)	324,331
Weir Group PLC/The	(4,873)	(130,422)	58,844

			460,038

Total of Short Equity Positions			653,999

Total of Long and Short Equity Positions			1,074,085

Net Cash and Other Receivables/ (Payables) (b)			(15,080)

Swaps, at Value			$1,059,005

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Reserve Bank of Australia Cash rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	10-25 months maturity 10/13/2016	$(328,206)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Amcor Ltd.	18,880	$179,993	$3,431
Ansell Ltd.	41,552	616,666	27,274
Aurizon Holdings Ltd.	208,953	689,315	(25,973)
Boral Ltd.	299,517	1,196,128	84,473
Caltex Australia Ltd.	15,942	387,140	48,614
CIMIC Group Ltd.	37,780	655,777	6,952
Coca-Cola Amatil Ltd.	70,295	471,861	2,134
Cochlear Ltd.	1,375	90,883	4,269
Flight Centre Travel Group Ltd.	6,163	168,293	9,453
Harvey Norman Holdings Ltd.	167,444	478,783	27,389
Iluka Resources Ltd.	80,851	377,603	(19,964)
Incitec Pivot Ltd.	38,894	106,490	4,647
Macquarie Group Ltd.	782	31,435	15,346
Newcrest Mining Ltd.	37,897	321,122	37,468
Orica Ltd.	9,683	114,965	(6,480)
Qantas Airways Ltd.	348,811	1,011,656	22,245
Sonic Healthcare Ltd.	3,506	47,458	(2,065)
Star Entertainment Grp Ltd./The	260,979	908,640	49,007
Tabcorp Holdings Ltd.	122,905	411,003	7,467
Tatts Group Ltd.	87,503	267,158	10,654
Telstra Corp. Ltd.	88,681	348,235	12,138
TPG Telecom Ltd.	30,700	220,832	(1,031)
Treasury Wine Estates Ltd.	214,417	1,079,234	208,157
Woodside Petroleum Ltd.	83,437	1,841,751	(103,428)

			422,177

New Zealand
Fletcher Building Ltd.	96,220	442,755	37,029
Spark New Zealand Ltd.	163,550	336,529	32,794

			69,823

Total of Long Equity Positions			492,000

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Australia
ALS Ltd.	(17,050)	$(46,983)	$582
Alumina Ltd.	(682,151)	(590,249)	20,966
AMP Ltd.	(20,461)	(91,719)	5,507
APA Group	(232,467)	(1,450,698)	(12,069)
AusNet Services	(379,814)	(375,976)	(32,914)
Bank of Queensland Ltd.	(28,314)	(282,305)	(3,316)
Brambles Ltd.	(62,675)	(514,497)	(10,400)
Commonwealth Bank of Australia	(7,549)	(430,084)	(36,629)
Computershare Ltd.	(43,492)	(361,788)	(4,178)
Crown Resorts Ltd.	(65,967)	(586,869)	(9,356)
CSL Ltd.	(14,806)	(1,059,165)	(69,640)
Healthscope Ltd.	(199,450)	(378,828)	(5,520)
Insurance Australia Group Ltd.	(253,040)	(969,086)	(47,125)
Medibank Pvt Ltd.	(192,825)	(301,324)	650
Origin Energy Ltd.	(13,028)	(51,386)	7,316
QBE Insurance Group Ltd.	(7,910)	(69,992)	(1,951)
Ramsay Health Care Ltd.	(14,211)	(653,405)	(45,382)
REA Group Ltd.	(13,529)	(444,113)	(94,178)
Santos Ltd.	(32,375)	(79,440)	(6,790)
Seek Ltd.	(295,168)	(3,019,405)	(265,862)
South32 Ltd.	(141,585)	(123,261)	14,495
Transurban Group	(21,978)	(164,960)	(1,633)
Westpac Banking Corp.	(15,781)	(370,175)	(12,353)

			(609,780)

Total of Short Equity Positions			(609,780)

Total of Long and Short Equity Positions			(117,780)

Net Cash and Other Receivables/ (Payables) (b)			(210,426)

Swaps, at Value			$(328,206)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Overnight Index Average plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	10-25 months maturity 10/12/2016	$580,612

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Accor SA	1,040	$42,770	$2,272
Aeroports de Paris	1,937	214,799	10,607
Atos SE	1,902	149,724	9,954
AXA SA	15,028	387,246	23,373
Cap Gemini SA	7,108	615,407	44,113
Christian Dior SE	263	46,204	(1,530)
Cie Generale des Etablissements Michelin	3,226	308,908	(1,849)
CNP Assurances	12,956	176,088	(1,320)
Dassault Systemes	566	38,749	6,492
Eiffage SA	8,934	548,425	28,963
Eutelsat Communications SA	9,918	307,762	(10,813)
Faurecia	12,337	492,313	2,027
Groupe Eurotunnel SE	3,719	48,203	(1,935)
Hermes International	236	80,752	(979)
Imerys SA	1,162	79,936	1,231
Ingenico Group	2,277	262,659	24,747
Ipsen SA	10,337	666,918	17,987
Lagardere SCA	3,556	103,569	2,547
Numericable-SFR SAS	9,292	381,857	(44,297)
Peugeot SA	134,518	2,141,243	216,712
Safran SA	7,011	512,066	(30,391)
Sanofi	13,551	1,213,671	(58,831)
SCOR SE	17,809	652,264	14,109
SEB SA	6,857	635,464	68,484
Societe BIC SA	2,307	362,103	17,526
Societe Generale SA	7,070	339,724	(13,923)
Societe Television Francaise 1	30,966	401,740	(57,899)
Sodexo SA	6,600	647,770	(2,970)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Teleperformance	4,535	$356,583	$24,754
Thales SA	13,759	932,807	97,050
TOTAL SA	8,219	374,818	(6,349)
Valeo SA	3,456	482,655	50,172
Veolia Environnement SA	23,825	564,410	857
Vinci SA	7,263	465,488	32
Vivendi SA	35,369	845,750	(86,129)

			344,794

Luxembourg
SES SA	2,472	87,613	(19,115)

Total of Long Equity Positions			325,679

Short Positions

Common Stocks
France
Airbus Group SE	(9,100)	(651,297)	38,072
Alstom SA	(7,496)	(227,580)	(1,384)
Arkema SA	(645)	(46,678)	1,529
Bollore SA	(140,177)	(704,334)	51,161
Carrefour SA	(3,023)	(96,330)	9,087
Cie de Saint-Gobain	(2,757)	(120,295)	819
Credit Agricole SA	(8,372)	(98,326)	(331)
Danone SA	(3,237)	(220,329)	1,593
Edenred	(58,309)	(1,072,007)	(30,211)
Electricite de France SA	(76,842)	(1,182,187)	50,498
Engie	(36,745)	(591,481)	(59,391)
Essilor International SA	(1,310)	(140,338)	(22,935)
Iliad SA	(1,005)	(239,903)	333
Kering	(2,590)	(454,996)	12,171
L’Oreal SA	(268)	(48,090)	3,011
Natixis SA	(45,700)	(260,325)	1,796
Orange SA	(7,246)	(122,382)	1,187

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Orpea	(1,149)	$(91,765)	$(231)
Pernod Ricard SA	(7,707)	(902,640)	23,699
Plastic Omnium SA	(16,558)	(398,495)	(127,831)
Remy Cointreau SA	(4,923)	(308,592)	(44,020)
Renault SA	(953)	(94,994)	(397)
Rexel SA	(19,525)	(260,670)	679
Schneider Electric SE	(7,085)	(441,811)	39,355
Suez Environnement Co.	(13,902)	(257,766)	(2,248)
Technip SA	(18,975)	(910,993)	(32,639)
Vallourec SA	(10,380)	(100,891)	4,256
Zodiac Aerospace	(79,101)	(2,032,587)	149,167

			66,795

Total of Short Equity Positions			66,795

Total of Long and Short Equity Positions			392,474

Net Cash and Other Receivables/ (Payables) (b)			188,138

Swaps, at Value			$580,612

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Hong Kong Overnight Index Average plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	10-25 months maturity 10/14/2016	$(48,131)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Hong Kong
CK Hutchison Holdings Ltd.	15,000	$198,916	$2,712
CLP Holdings Ltd.	135,500	1,151,647	(3,148)
Hang Seng Bank Ltd.	2,600	48,778	501
Henderson Land Development Co., Ltd.	7,000	44,697	(1,997)
Kerry Properties Ltd.	143,500	423,986	(33,470)
New World Development Co., Ltd.	506,817	538,002	(40,339)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Orient Overseas International Ltd.	85,500	$414,738	$(5,494)
Sino Land Co., Ltd.	386,000	590,801	(28,493)
Sun Hung Kai Properties Ltd.	31,000	410,731	(38,123)
Swire Pacific Ltd.	17,500	196,207	(730)
Techtronic Industries Co., Ltd.	15,000	57,894	2,830
WH Group Ltd.	1,481,000	816,163	8,117
Wheelock & Co., Ltd.	17,000	72,220	(885)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	162,000	$578,594	$(29,816)

			(168,335)

Total of Long Equity Positions			(168,335)

Short Positions

Common Stocks
Hong Kong
AIA Group Ltd.	(43,800)	(260,363)	(1,345)
ASM Pacific Technology Ltd.	(54,400)	(389,465)	(35,263)
Bank of East Asia Ltd./The	(29,000)	(104,543)	(3,032)
Cathay Pacific Airways Ltd.	(53,000)	(91,136)	(59)
Cheung Kong Property Holdings Ltd.	(175,000)	(1,196,139)	64,067
Esprit Holdings Ltd.	(268,800)	(266,976)	(28,915)
Galaxy Entertainment Group Ltd.	(127,000)	(361,974)	(35,958)
Hang Lung Properties Ltd.	(28,000)	(64,940)	1,496
HKT Trust & HKT Ltd.	(193,000)	(236,600)	(9,785)
Hong Kong & China Gas Co., Ltd.	(834,300)	(1,641,512)	8,753
Hysan Development Co., Ltd.	(52,000)	(214,749)	2,295

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
MGM China Holdings Ltd.	(411,600)	$(621,485)	$109,919
MTR Corp. Ltd.	(39,500)	(193,558)	(1,486)
Sands China Ltd.	(73,200)	(243,289)	(4,873)
Swire Properties Ltd.	(81,000)	(240,636)	7,733
Value Partners Group Ltd.	(373,000)	(425,664)	(7,892)
Wharf Holdings Ltd./The	(24,000)	(133,680)	1,357
Wynn Macau Ltd.	(190,000)	(221,745)	1,005

			68,017

United States
Samsonite International SA	(139,200)	(457,448)	40,268

Total of Short Equity Positions			108,285

Total of Long and Short Equity Positions			(60,050)

Net Cash and Other Receivables/ (Payables) (b)			11,919

Swaps, at Value			$(48,131)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$260,000	$—	$260,000

Morgan Stanley Capital Services, Inc.
Money Market Funds	44,640,000	—	44,640,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

MONEY MARKET FUNDS - 32.3%	SHARES		VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)(b)	16,864,870		$16,864,870
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)	60,001		60,001

TOTAL MONEY MARKET FUNDS (cost $16,924,871)			16,924,871

SHORT-TERM INVESTMENTS - 57.0%	PRINCIPAL AMOUNT (000’s	)
U.S. Treasury Bill, 0.327%, 5/19/2016 ^(c)	$29,914		29,876,219

TOTAL SHORT-TERM INVESTMENTS (cost $29,876,250)			29,876,219

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 89.3% (cost $46,801,121)			46,801,090

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.7% (d)			5,594,253

NET ASSETS - 100.0%			$52,395,343

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Forward effective interest rate swap contracts outstanding as of December 31, 2015:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
Credit Suisse International	2.000%	(1)	AUD	2,890,000	$561	03/08/2018	$6,597
Credit Suisse International	2.000%	(1)	AUD	9,630,000	5,403	03/08/2018	18,451
Credit Suisse International	2.000%	(1)	AUD	6,400,000	(1,015)	03/08/2018	16,868
Credit Suisse International	2.000%	(1)	AUD	2,900,000	953	03/08/2018	6,230
Credit Suisse International	2.000%	(1)	AUD	10,300,000	(5,420)	03/08/2018	30,934
Credit Suisse International	2.000%	(1)	AUD	3,090,000	1,697	03/08/2018	5,957
Credit Suisse International	2.000%	(1)	AUD	7,950,000	(2,226)	03/08/2018	21,919
Credit Suisse International	2.000%	(1)	AUD	2,940,000	(509)	03/08/2018	7,791
Credit Suisse International	(1)	2.000%	AUD	3,100,000	(6,699)	03/08/2018	(980)
Credit Suisse International	(1)	2.000%	AUD	2,800,000	(7,691)	03/08/2018	755
Credit Suisse International	(1)	2.000%	AUD	8,300,000	(181)	03/08/2018	(20,378)
Credit Suisse International	3.000%	(2)	AUD	1,870,000	9,874	03/12/2026	(541)
Credit Suisse International	3.000%	(2)	AUD	700,000	1,314	03/12/2026	2,179

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(2)	3.000%	AUD	2,300,000	$ 5,083	03/12/2026	$ (16,562)
Credit Suisse International	(2)	3.000%	AUD	1,800,000	(1,654)	03/12/2026	(7,329)
Credit Suisse International	(2)	3.000%	AUD	2,210,000	(5,417)	03/12/2026	(5,613)
Credit Suisse International	(2)	3.000%	AUD	670,000	(6,594)	03/12/2026	3,250
Credit Suisse International	(2)	3.000%	AUD	660,000	2,715	03/12/2026	(6,009)
Credit Suisse International	(2)	3.000%	AUD	660,000	(7,008)	03/12/2026	3,714
Credit Suisse International	(2)	3.000%	AUD	1,500,000	57	03/12/2026	(7,544)
Credit Suisse International	1.000%	(4)	CAD	3,090,000	(7,903)	03/19/2018	1,222
Credit Suisse International	1.000%	(4)	CAD	3,080,000	(7,911)	03/19/2018	1,252
Credit Suisse International	1.000%	(4)	CAD	2,700,000	(6,939)	03/19/2018	1,102
Credit Suisse International	2.000%	(4)	CAD	590,000	5,214	03/16/2026	(8,232)
Credit Suisse International	2.000%	(4)	CAD	600,000	(2,594)	03/16/2026	(476)
Credit Suisse International	2.000%	(4)	CAD	160,000	52	03/16/2026	(870)
Credit Suisse International	2.000%	(4)	CAD	590,000	3,133	03/16/2026	(6,152)
Credit Suisse International	2.000%	(4)	CAD	600,000	1,135	03/16/2026	(4,205)
Credit Suisse International	2.000%	(4)	CAD	2,000,000	10,969	03/16/2026	(21,202)
Credit Suisse International	2.000%	(4)	CAD	600,000	(3,193)	03/16/2026	122
Credit Suisse International	2.000%	(4)	CAD	600,000	(1,104)	03/16/2026	(1,966)
Credit Suisse International	(4)	1.000%	CAD	700,000	1,296	03/19/2018	217
Credit Suisse International	(4)	1.000%	CAD	2,670,000	4,411	03/19/2018	1,362
Credit Suisse International	(4)	1.000%	CAD	2,700,000	5,367	03/19/2018	470
Credit Suisse International	(4)	1.000%	CAD	2,800,000	5,996	03/19/2018	57
Credit Suisse International	(4)	1.000%	CAD	2,700,000	4,589	03/19/2018	1,248
Credit Suisse International	(4)	1.000%	CAD	2,700,000	3,920	03/19/2018	1,917
Credit Suisse International	(4)	1.000%	CAD	12,100,000	6,125	03/19/2018	20,034
Credit Suisse International	(4)	1.000%	CAD	2,600,000	4,027	03/19/2018	1,594
Credit Suisse International	(4)	2.000%	CAD	670,000	(2,337)	03/16/2026	5,765

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(4)	2.000%	CAD	670,000	$ (2,032)	03/16/2026	$ 5,460
Credit Suisse International	0.250%	(6)	CHF	17,420,000	140,101	03/18/2026	(92,493)
Credit Suisse International	0.250%	(6)	CHF	11,620,000	91,763	03/18/2026	(60,006)
Credit Suisse International	0.500%	(6)	CHF	9,300,000	(27,407)	03/21/2018	2,193
Credit Suisse International	0.500%	(6)	CHF	11,700,000	(47,294)	03/21/2018	15,572
Credit Suisse International	0.500%	(6)	CHF	2,500,000	(3,677)	03/21/2018	(3,101)
Credit Suisse International	0.500%	(6)	CHF	2,290,000	(5,105)	03/21/2018	(1,104)
Credit Suisse International	0.500%	(6)	CHF	3,720,000	(6,478)	03/21/2018	(3,608)
Credit Suisse International	0.750%	(6)	CHF	3,500,000	(4,532)	03/21/2018	13,053
Credit Suisse International	0.750%	(6)	CHF	3,300,000	3,847	03/21/2018	4,187
Credit Suisse International	(6)	0.250%	CHF	1,800,000	(5,884)	03/18/2026	965
Credit Suisse International	(6)	0.250%	CHF	470,000	2,175	03/18/2026	(3,460)
Credit Suisse International	(6)	0.250%	CHF	400,000	6,212	03/18/2026	(7,305)
Credit Suisse International	(6)	0.250%	CHF	620,000	(2,285)	03/18/2026	591
Credit Suisse International	(6)	0.250%	CHF	400,000	(8,685)	03/18/2026	7,592
Credit Suisse International	(6)	0.250%	CHF	2,600,000	(229)	03/18/2026	(6,877)
Credit Suisse International	(6)	0.250%	CHF	600,000	14,484	03/18/2026	(16,124)
Credit Suisse International	(6)	0.500%	CHF	86,290,000	152,099	03/21/2018	81,855
Credit Suisse International	(6)	0.500%	CHF	57,520,000	99,514	03/21/2018	56,437
Credit Suisse International	0.500%	(5)	EUR	144,030,000	(936,108)	03/21/2018	(697,939)
Credit Suisse International	1.000%	(5)	EUR	600,000	(3,437)	03/18/2026	6,683
Credit Suisse International	1.000%	(5)	EUR	500,000	(6,118)	03/18/2026	8,823
Credit Suisse International	1.000%	(5)	EUR	400,000	7,950	03/18/2026	(5,786)
Credit Suisse International	1.000%	(5)	EUR	400,000	2,595	03/18/2026	(431)
Credit Suisse International	1.000%	(5)	EUR	500,000	1,904	03/18/2026	802
Credit Suisse International	1.000%	(5)	EUR	500,000	3,425	03/18/2026	(720)
Credit Suisse International	1.000%	(5)	EUR	200,000	(2,139)	03/18/2026	3,221
Credit Suisse International	1.000%	(5)	EUR	380,000	2,606	03/18/2026	(550)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	1.000%	(5)	EUR	2,030,000	$ 12,795	03/18/2026	$ (1,811)
Credit Suisse International	1.000%	(5)	EUR	370,000	2,978	03/18/2026	(976)
Credit Suisse International	1.000%	(5)	EUR	200,000	(2,093)	03/18/2026	3,175
Credit Suisse International	1.000%	(5)	EUR	700,000	4,552	03/18/2026	(765)
Credit Suisse International	1.000%	(5)	EUR	1,200,000	(4,888)	03/18/2026	11,381
Credit Suisse International	(5)	0.500%	EUR	1,860,000	15,808	03/21/2018	5,294
Credit Suisse International	(5)	0.500%	EUR	1,500,000	15,079	03/21/2018	1,939
Credit Suisse International	(5)	0.500%	EUR	2,490,000	20,612	03/21/2018	7,637
Credit Suisse International	(5)	0.500%	EUR	1,300,000	17,251	03/21/2018	(2,502)
Credit Suisse International	(5)	0.500%	EUR	8,400,000	75,244	03/21/2018	20,055
Credit Suisse International	(5)	0.500%	EUR	2,600,000	27,399	03/21/2018	2,099
Credit Suisse International	(5)	0.500%	EUR	3,410,000	24,761	03/21/2018	13,926
Credit Suisse International	(5)	0.500%	EUR	1,900,000	15,638	03/21/2018	5,918
Credit Suisse International	(5)	0.500%	EUR	4,500,000	50,001	03/21/2018	1,052
Credit Suisse International	(5)	0.500%	EUR	1,800,000	15,304	03/21/2018	5,117
Credit Suisse International	(5)	0.500%	EUR	1,900,000	24,699	03/21/2018	(3,143)
Credit Suisse International	(5)	0.500%	EUR	6,000,000	70,792	03/21/2018	(2,721)
Credit Suisse International	(5)	0.500%	EUR	1,000,000	10,118	03/21/2018	1,227
Credit Suisse International	(5)	0.500%	EUR	1,780,000	12,850	03/21/2018	7,344
Credit Suisse International	(5)	1.000%	EUR	30,330,000	(482,532)	03/18/2026	318,433
Credit Suisse International	1.500%	(6)	GBP	2,100,000	(22,779)	03/21/2018	3,204
Credit Suisse International	1.500%	(6)	GBP	1,700,000	(14,839)	03/21/2018	(1,008)
Credit Suisse International	2.000%	(6)	GBP	120,000	(1,489)	03/18/2026	2,161
Credit Suisse International	2.000%	(6)	GBP	15,090,000	220,329	03/18/2026	(135,861)
Credit Suisse International	2.000%	(6)	GBP	170,000	(2,127)	03/18/2026	3,079
Credit Suisse International	2.000%	(6)	GBP	300,000	(2,931)	03/18/2026	4,610
Credit Suisse International	2.000%	(6)	GBP	440,000	989	03/18/2026	1,474
Credit Suisse International	2.000%	(6)	GBP	370,000	(2,842)	03/18/2026	4,913

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	2.000%	(6)	GBP	710,000	$ 5,163	03/18/2026	$ (1,189)
Credit Suisse International	(6)	1.500%	GBP	1,310,000	9,406	03/21/2018	2,805
Credit Suisse International	(6)	1.500%	GBP	2,960,000	22,068	03/21/2018	5,524
Credit Suisse International	(6)	1.500%	GBP	1,300,000	14,224	03/21/2018	(2,106)
Credit Suisse International	(6)	1.500%	GBP	1,230,000	13,392	03/21/2018	(1,926)
Credit Suisse International	(6)	1.500%	GBP	810,000	8,884	03/21/2018	(1,333)
Credit Suisse International	(6)	1.500%	GBP	1,310,000	15,166	03/21/2018	(2,955)
Credit Suisse International	(6)	1.500%	GBP	69,190,000	406,719	03/21/2018	238,237
Credit Suisse International	(6)	2.000%	GBP	500,000	2,719	03/18/2026	(5,518)
Credit Suisse International	(6)	2.000%	GBP	400,000	9,022	03/18/2026	(11,261)
Credit Suisse International	(6)	2.000%	GBP	300,000	(1,371)	03/18/2026	(308)
Credit Suisse International	0.250%	(6)	JPY	30,000,000	(775)	03/22/2018	51
Credit Suisse International	0.250%	(6)	JPY	16,015,700,000	(268,547)	03/22/2018	(122,311)
Credit Suisse International	0.250%	(6)	JPY	329,740,000	(6,370)	03/22/2018	(1,677)
Credit Suisse International	0.250%	(6)	JPY	239,670,000	(4,565)	03/22/2018	(1,284)
Credit Suisse International	0.250%	(6)	JPY	238,790,000	(5,173)	03/22/2018	(655)
Credit Suisse International	0.500%	(6)	JPY	60,000,000	(1,211)	03/18/2026	(1,530)
Credit Suisse International	0.500%	(6)	JPY	50,000,000	(128)	03/18/2026	(2,156)
Credit Suisse International	0.750%	(6)	JPY	60,000,000	(10,929)	03/18/2026	(4,885)
Credit Suisse International	0.750%	(6)	JPY	480,000,000	(91,128)	03/18/2026	(35,385)
Credit Suisse International	(6)	0.250%	JPY	2,340,000,000	54,747	03/22/2018	1,728
Credit Suisse International	(6)	0.250%	JPY	240,000,000	5,632	03/22/2018	160
Credit Suisse International	(6)	0.250%	JPY	250,000,000	5,687	03/22/2018	346
Credit Suisse International	(6)	0.250%	JPY	22,170,000	489	03/22/2018	46
Credit Suisse International	(6)	0.250%	JPY	240,000,000	5,316	03/22/2018	476
Credit Suisse International	(6)	0.750%	JPY	49,400,000	6,540	03/18/2026	6,480
Credit Suisse International	(6)	0.750%	JPY	53,670,000	5,551	03/18/2026	8,595
Credit Suisse International	(6)	0.750%	JPY	3,310,350,000	303,094	03/18/2026	569,410

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(6)	0.750%	JPY	33,250,000	$ 5,324	03/18/2026	$ 3,440
Credit Suisse International	1.000%	(7)	NOK	16,850,000	2,301	03/21/2018	(4,946)
Credit Suisse International	1.000%	(7)	NOK	16,650,000	2,164	03/21/2018	(4,777)
Credit Suisse International	1.000%	(7)	NOK	29,000,000	(4,123)	03/21/2018	(428)
Credit Suisse International	1.000%	(7)	NOK	50,750,000	3,281	03/21/2018	(11,246)
Credit Suisse International	1.000%	(7)	NOK	17,510,000	(1,072)	03/21/2018	(1,676)
Credit Suisse International	1.000%	(7)	NOK	50,750,000	652	03/21/2018	(8,617)
Credit Suisse International	1.000%	(7)	NOK	19,100,000	(1,864)	03/21/2018	(1,134)
Credit Suisse International	1.000%	(7)	NOK	1,370,000	(252)	03/21/2018	37
Credit Suisse International	1.000%	(7)	NOK	32,900,000	(276)	03/21/2018	(4,888)
Credit Suisse International	1.000%	(7)	NOK	16,500,000	1,857	03/21/2018	(4,447)
Credit Suisse International	1.000%	(7)	NOK	16,730,000	2,406	03/21/2018	(5,032)
Credit Suisse International	2.000%	(7)	NOK	4,400,000	(1,551)	03/18/2026	(2,968)
Credit Suisse International	2.000%	(7)	NOK	800,000	(1,652)	03/18/2026	830
Credit Suisse International	(7)	2.000%	NOK	3,960,000	(5,930)	03/18/2026	9,997
Credit Suisse International	(7)	2.000%	NOK	11,060,000	(19,040)	03/18/2026	30,398
Credit Suisse International	(7)	2.000%	NOK	11,060,000	(5,863)	03/18/2026	17,221
Credit Suisse International	(7)	2.000%	NOK	4,100,000	195	03/18/2026	4,016
Credit Suisse International	(7)	2.000%	NOK	3,700,000	(6,816)	03/18/2026	10,616
Credit Suisse International	(7)	2.000%	NOK	3,700,000	3,335	03/18/2026	465
Credit Suisse International	(7)	2.000%	NOK	10,000,000	10,460	03/18/2026	(190)
Credit Suisse International	(7)	2.000%	NOK	4,110,000	(5,166)	03/18/2026	9,387
Credit Suisse International	(7)	2.000%	NOK	4,000,000	878	03/18/2026	3,230
Credit Suisse International	(7)	2.000%	NOK	3,900,000	(1,251)	03/18/2026	5,256
Credit Suisse International	(1)	3.000%	NZD	3,100,000	10,614	03/14/2018	(6,845)
Credit Suisse International	(1)	3.000%	NZD	6,720,000	19,984	03/14/2018	(11,813)
Credit Suisse International	(1)	3.000%	NZD	3,200,000	7,889	03/14/2018	(3,998)
Credit Suisse International	(1)	3.000%	NZD	4,100,000	14,006	03/14/2018	(9,021)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(1)	3.000%	NZD	49,420,000	$ 71,466	03/14/2018	$ (11,376)
Credit Suisse International	(1)	3.000%	NZD	160,000	453	03/14/2018	(258)
Credit Suisse International	(1)	3.000%	NZD	4,400,000	12,207	03/14/2018	(6,857)
Credit Suisse International	(1)	3.000%	NZD	21,460,000	21,342	03/14/2018	4,752
Credit Suisse International	(1)	3.000%	NZD	49,420,000	103,842	03/14/2018	(43,752)
Credit Suisse International	(1)	3.000%	NZD	3,630,000	11,798	03/14/2018	(7,384)
Credit Suisse International	(1)	3.500%	NZD	700,000	(11,760)	03/11/2026	(383)
Credit Suisse International	3.500%	(1)	NZD	700,000	2,704	03/11/2026	9,439
Credit Suisse International	3.500%	(1)	NZD	900,000	9,915	03/11/2026	5,698
Credit Suisse International	3.500%	(1)	NZD	5,600,000	73,611	03/11/2026	23,536
Credit Suisse International	3.500%	(1)	NZD	770,000	3,934	03/11/2026	9,424
Credit Suisse International	3.500%	(1)	NZD	1,710,000	18,721	03/11/2026	10,943
Credit Suisse International	3.500%	(1)	NZD	11,340,000	80,896	03/11/2026	115,827
Credit Suisse International	3.500%	(1)	NZD	1,000,000	5,418	03/11/2026	11,930
Credit Suisse International	3.500%	(1)	NZD	900,000	6,952	03/11/2026	8,661
Credit Suisse International	3.500%	(1)	NZD	11,340,000	118,499	03/11/2026	78,224
Credit Suisse International	0.500%	(8)	SEK	15,490,000	(16,764)	03/21/2018	(3,937)
Credit Suisse International	0.500%	(8)	SEK	17,730,000	(18,912)	03/21/2018	(4,783)
Credit Suisse International	0.500%	(8)	SEK	26,200,000	(36,267)	03/21/2018	1,253
Credit Suisse International	0.500%	(8)	SEK	16,770,000	(19,000)	03/21/2018	(3,412)
Credit Suisse International	0.500%	(8)	SEK	119,900,000	(189,495)	03/21/2018	29,257
Credit Suisse International	0.500%	(8)	SEK	16,500,000	(18,250)	03/21/2018	(3,801)
Credit Suisse International	0.500%	(8)	SEK	17,300,000	(23,312)	03/21/2018	192
Credit Suisse International	0.500%	(8)	SEK	16,900,000	(23,628)	03/21/2018	1,042
Credit Suisse International	0.500%	(8)	SEK	34,100,000	(46,415)	03/21/2018	843
Credit Suisse International	0.500%	(8)	SEK	16,200,000	(18,716)	03/21/2018	(2,934)
Credit Suisse International	1.500%	(8)	SEK	7,000,000	(3,024)	03/18/2026	18,421
Credit Suisse International	(8)	0.500%	SEK	32,960,000	37,160	03/21/2018	6,888

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(8)	1.500%	SEK	26,100,000	$ 15,224	03/18/2026	$ (72,632)
Credit Suisse International	(8)	1.500%	SEK	4,800,000	(6,565)	03/18/2026	(3,993)
Credit Suisse International	(8)	1.500%	SEK	3,600,000	415	03/18/2026	(8,334)
Credit Suisse International	(8)	1.500%	SEK	3,640,000	2,599	03/18/2026	(10,606)
Credit Suisse International	(8)	1.500%	SEK	3,420,000	(1,101)	03/18/2026	(6,421)
Credit Suisse International	(8)	1.500%	SEK	9,700,000	(1,485)	03/18/2026	(19,851)
Credit Suisse International	(8)	1.500%	SEK	3,650,000	1,315	03/18/2026	(9,343)
Credit Suisse International	(8)	1.500%	SEK	30,000	14	03/18/2026	(80)
Credit Suisse International	(8)	1.500%	SEK	3,800,000	429	03/18/2026	(8,787)
Credit Suisse International	(8)	1.500%	SEK	3,700,000	7,657	03/18/2026	(15,795)
Credit Suisse International	(8)	1.500%	SEK	3,600,000	(745)	03/18/2026	(7,173)
Credit Suisse International	1.000%	(3)	USD	2,000,000	(921)	03/16/2018	12,236
Credit Suisse International	1.500%	(3)	USD	2,150,000	(12,078)	03/16/2018	2,995
Credit Suisse International	1.500%	(3)	USD	2,030,000	(15,887)	03/16/2018	7,311
Credit Suisse International	1.500%	(3)	USD	270,000	(1,375)	03/16/2018	234
Credit Suisse International	1.500%	(3)	USD	10,000,000	(51,653)	03/16/2018	9,406
CitiBank	2.000%	(3)	USD	11,560,000	(184,045)	03/16/2020	31,589
CitiBank	2.000%	(3)	USD	23,270,000	(279,938)	03/16/2020	(26,953)
CitiBank	2.000%	(3)	USD	8,900,000	(130,889)	03/16/2021	45,108
Credit Suisse International	2.500%	(3)	USD	300,000	(9,180)	03/16/2026	1,813
Credit Suisse International	2.500%	(3)	USD	520,000	(19,335)	03/16/2026	6,565
Credit Suisse International	2.500%	(3)	USD	10,000	(326)	03/16/2026	80
Credit Suisse International	2.500%	(3)	USD	510,000	(6,101)	03/16/2026	(6,423)
Credit Suisse International	(3)	1.500%	USD	2,420,000	14,085	03/16/2018	(3,861)
Credit Suisse International	(3)	1.500%	USD	2,000,000	12,813	03/16/2018	(4,363)
Credit Suisse International	(3)	1.500%	USD	500,000	3,198	03/16/2018	(1,085)
Credit Suisse International	(3)	1.500%	USD	800,000	4,814	03/16/2018	(1,434)
CitiBank	(3)	2.000%	USD	8,900,000	133,539	03/16/2021	(47,758)
CitiBank	(3)	2.000%	USD	11,000,000	200,586	03/16/2020	(55,515)
CitiBank	(3)	2.000%	USD	7,400,000	127,069	03/16/2020	(29,475)
CitiBank	(3)	2.000%	USD	9,300,000	190,721	03/16/2020	(68,070)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International	(3)	2.500%	USD	450,000	$ 9,017	03/16/2026	$ 2,033
Credit Suisse International	(3)	2.500%	USD	450,000	4,487	03/16/2026	6,564
Credit Suisse International	(3)	2.500%	USD	60,000	270	03/16/2026	1,203
Credit Suisse International	(3)	2.500%	USD	500,000	14,524	03/16/2026	(2,245)
Credit Suisse International	(3)	2.500%	USD	2,200,000	53,873	03/16/2026	153

					$337,952		$250,921

(1)	3 Month Australian Bank-Bill Reference Rate
(2)	6 Month Australian Bank-Bill Reference Rate
(3)	3 Month London Interbank Offered Rate
(4)	3 Month Canadian Bankers’ Acceptance Rate
(5)	6 Month Euro Interbank Offered Rate
(6)	6 Month London Interbank Offered Rate
(7)	6 Month Norwegian Interbank Offered Rate
(8)	3 Month Stockholm Interbank Offered Rate

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	BIST 30 February Futures	02/2016	TRY	91,886	$(963)
Bank of America	Bovespa Index February Futures	02/2016	BRL	(2,528,314)	29,214
Bank of America	H-SHARES Index January Futures	01/2016	HKD	4,460,451	(12,024)
Bank of America	KOSPI Index 200 March Futures	03/2016	KRW	119,235,200	835
CitiBank	Soybean March Futures^	02/2016	USD	(440,233)	8,108
Deutsche Bank	Soybean March Futures^	02/2016	USD	(133,482)	3,844
Macquarie Capital	Soybean March Futures^	02/2016	USD	(87,901)	1,476
Bank of America	Swiss Market Index March Futures	03/2016	CHF	2,633,648	78,183
Bank of America	Taiwan Stock Exchange January Futures	01/2016	TWD	(3,184,070)	(3,843)
Bank of America	Tel Aviv 25 Index January Futures	01/2016	ILS	753,027	2,922
Bank of America	WIG20 Index March Futures	03/2016	PLN	(106,527)	(1,270)

					$106,482

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	$107,932	$106,020	$(1,912)
4	J.P. Morgan	LME Aluminum Futures^	01/2016	162,597	150,270	(12,327)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	39,611	37,585	(2,026)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,398	37,706	308
3	J.P. Morgan	LME Aluminum Futures^	02/2016	110,640	113,171	2,531
8	J.P. Morgan	LME Aluminum Futures^	02/2016	296,980	301,826	4,846
2	J.P. Morgan	LME Aluminum Futures^	03/2016	73,715	75,569	1,854
1	J.P. Morgan	LME Aluminum Futures^	03/2016	36,852	37,768	916
1	J.P. Morgan	LME Aluminum Futures^	03/2016	37,227	37,756	529
10	J.P. Morgan	LME Aluminum Futures^	03/2016	371,988	376,937	4,949
3	J.P. Morgan	LME Aluminum Futures^	03/2016	113,557	113,031	(526)
1	J.P. Morgan	LME Copper Futures^	01/2016	131,075	117,745	(13,330)
1	J.P. Morgan	LME Copper Futures^	02/2016	123,019	117,781	(5,238)
2	J.P. Morgan	LME Copper Futures^	02/2016	232,051	235,555	3,504
1	J.P. Morgan	LME Copper Futures^	03/2016	113,752	117,743	3,991
1	J.P. Morgan	LME Copper Futures^	03/2016	114,302	117,706	3,404
1	J.P. Morgan	LME Nickel Futures^	02/2016	52,843	52,838	(5)
2	J.P. Morgan	LME Nickel Futures^	03/2016	103,481	105,768	2,287
7	Barclays Capital	Amsterdam Index Futures	01/2016	657,838	672,253	14,415
37	Barclays Capital	BIST 30 Futures	02/2016	116,731	113,009	(3,722)
170	Barclays Capital	Euro Stoxx 50 Index	03/2016	5,991,407	6,063,413	72,006
1	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	01/2016	19,481	19,663	182
2	Barclays Capital	H-SHARES Index Futures	01/2016	127,285	125,225	(2,060)
9	Barclays Capital	IBEX 35 Index Futures	01/2016	939,179	931,744	(7,435)
2	Barclays Capital	KOSPI Index 200 Futures	03/2016	203,614	205,066	1,452
127	Barclays Capital	OMXS30 Index Futures	01/2016	2,124,886	2,178,488	53,602
13	Barclays Capital	SET50 Index Futures	03/2016	57,623	57,411	(212)
7	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	110,955	111,272	317
53	Barclays Capital	SPI 200 Index Futures	03/2016	4,741,035	5,075,778	334,743
431	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	117,282,010	117,313,940	31,930
11	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	2,994,142	2,993,792	(350)
129	J.P. Morgan	90-Day EURODollar Futures	06/2016	32,009,871	31,959,750	(50,121)
32	J.P. Morgan	90-Day EURODollar Futures	09/2016	7,921,445	7,914,800	(6,645)
63	J.P. Morgan	90-Day Sterling Futures	03/2016	11,520,936	11,535,026	14,090
284	J.P. Morgan	90-Day Sterling Futures	06/2016	51,844,081	51,946,827	102,746
383	J.P. Morgan	90-Day Sterling Futures	09/2016	69,934,190	69,963,302	29,112
349	J.P. Morgan	90-Day Sterling Futures	12/2016	63,728,028	63,655,992	(72,036)
7	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	702,400	713,255	10,855
6	Goldman Sachs	Euro-Bund Futures	03/2016	1,031,282	1,029,717	(1,565)
27	Goldman Sachs	Long Gilt Futures	03/2016	4,679,888	4,647,843	(32,045)
279	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	35,255,472	35,127,844	(127,628)

				416,252,799	416,608,185	355,386

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
19	Goldman Sachs	Brent Crude Futures^	01/2016	$(712,486)	$(715,730)	$(3,244)
61	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	(1,136,806)	(1,094,188)	42,618
4	J.P. Morgan	LME Aluminum Futures^	01/2016	(162,013)	(150,270)	11,743
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(39,687)	(37,584)	2,103
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,391)	(37,705)	(314)
3	J.P. Morgan	LME Aluminum Futures^	02/2016	(110,243)	(113,171)	(2,928)
8	J.P. Morgan	LME Aluminum Futures^	02/2016	(297,480)	(301,826)	(4,346)
2	J.P. Morgan	LME Aluminum Futures^	03/2016	(73,994)	(75,569)	(1,575)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(37,090)	(37,769)	(679)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(37,261)	(37,756)	(495)
16	J.P. Morgan	LME Aluminum Futures^	03/2016	(585,461)	(603,099)	(17,638)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(114,309)	(113,031)	1,278
1	J.P. Morgan	LME Copper Futures^	01/2016	(131,804)	(117,745)	14,059
1	J.P. Morgan	LME Copper Futures^	02/2016	(123,122)	(117,781)	5,341
2	J.P. Morgan	LME Copper Futures^	02/2016	(231,328)	(235,556)	(4,228)
1	J.P. Morgan	LME Copper Futures^	03/2016	(113,952)	(117,744)	(3,792)
2	J.P. Morgan	LME Copper Futures^	03/2016	(228,574)	(235,412)	(6,838)
1	J.P. Morgan	LME Lead Futures^	03/2016	(39,697)	(44,918)	(5,221)
1	J.P. Morgan	LME Nickel Futures^	02/2016	(52,828)	(52,839)	(11)
4	J.P. Morgan	LME Zinc Futures^	03/2016	(157,157)	(160,900)	(3,743)
23	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(484,750)	(537,510)	(52,760)
1	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	(70,448)	(69,015)	1,433
17	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	(767,032)	(734,612)	32,420
31	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	(861,893)	(823,050)	38,843
47	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	(907,008)	(867,150)	39,858
32	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	(813,468)	(752,000)	61,468
15	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	(580,184)	(555,600)	24,584
4	Barclays Capital	DAX Index Futures	03/2016	(1,125,023)	(1,170,647)	(45,624)
58	Barclays Capital	FTSE 100 Index Futures	03/2016	(5,097,704)	(5,299,513)	(201,809)
5	Barclays Capital	FTSE/JSE Top 40 Index Futures	03/2016	(143,013)	(149,603)	(6,590)
3	Barclays Capital	FTSE/MIB Index Futures	03/2016	(343,294)	(349,532)	(6,238)
2	Barclays Capital	Hang Seng Index Futures	01/2016	(283,890)	(282,708)	1,182
5	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	03/2016	(123,845)	(125,153)	(1,308)
19	Barclays Capital	MSCI Singapore Index Futures	01/2016	(432,056)	(433,627)	(1,571)
1	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	(30,506)	(30,440)	66

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
6	Barclays Capital	S&P 500 E-Mini Futures	03/2016	$ (621,206)	$ (610,620)	$ 10,586
21	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(2,279,130)	(2,309,590)	(30,460)
15	Barclays Capital	TOPIX Index Futures	03/2016	(1,927,937)	(1,931,237)	(3,300)
191	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	(23,637,868)	(23,686,892)	(49,024)
22	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	(27,229,636)	(27,279,670)	(50,034)
447	J.P. Morgan	3-Month Euro Euribor Futures	03/2016	(121,589,508)	(121,644,693)	(55,185)
114	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	(30,981,902)	(31,028,125)	(46,223)
47	J.P. Morgan	90-Day EURODollar Futures	12/2016	(11,612,278)	(11,605,475)	6,803
209	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	(19,241,244)	(19,325,486)	(84,242)
41	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(7,355,720)	(7,348,784)	6,936
137	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	(24,572,110)	(24,564,357)	7,753
172	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	(30,820,002)	(30,841,476)	(21,474)
132	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2016	(23,636,849)	(23,660,692)	(23,843)
277	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	(32,840,467)	(32,774,726)	65,741

				(374,832,654)	(375,192,576)	(359,922)

				$41,420,145	$41,415,609	$(4,536)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	1,024,000	$734,659	$743,525	$8,866
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	1,024,000	734,659	743,525	8,866
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	623,000	155,411	153,822	(1,589)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	225,000	56,035	55,554	(481)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	1,425,500	1,439,550	1,427,637	(11,913)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	1,425,500	1,439,397	1,427,637	(11,760)
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	40,000,000	56,627	55,989	(638)
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	40,000,000	56,627	55,989	(638)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Chinese Renminbi, Expiring 03/16/16*	CitiBank	CNY	503,000	$ 77,191	$ 75,775	$ (1,416)
Chinese Renminbi, Expiring 03/16/16*	Credit Suisse International	CNY	503,000	77,228	75,775	(1,453)
Czech Republic Koruna, Expiring 03/16/16	CitiBank	CZK	73,350,000	2,969,872	2,956,129	(13,743)
Czech Republic Koruna, Expiring 03/16/16	Credit Suisse International	CZK	6,450,000	259,456	259,946	490
Euro, Expiring 03/16/16	CitiBank	EUR	2,638,500	2,875,195	2,872,658	(2,537)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	2,638,500	2,875,195	2,872,658	(2,537)
British Pound, Expiring 03/16/16	CitiBank	GBP	643,500	958,543	948,762	(9,781)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	643,500	958,506	948,762	(9,744)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	11,500	1,485	1,485	—
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	11,500	1,484	1,485	1
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	61,490,000	211,353	211,641	288
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	45,250,000	156,177	155,745	(432)
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	655,000,000	46,364	46,675	311
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	655,000,000	46,364	46,675	311
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	910,000	235,330	234,221	(1,109)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	910,000	235,329	234,221	(1,108)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	686,601,500	5,599,040	5,722,222	123,182
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	686,601,500	5,599,040	5,722,222	123,182
Korean Won, Expiring 03/16/16*	CitiBank	KRW	276,229,000	237,865	235,202	(2,663)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	165,774,000	142,647	141,152	(1,495)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	1,206,000	72,120	69,614	(2,506)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	1,206,000	72,201	69,614	(2,587)
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	495,000	116,248	114,702	(1,546)
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	495,000	116,248	114,702	(1,546)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	3,394,000	391,724	383,164	(8,560)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	3,394,000	391,724	383,164	(8,560)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	1,127,500	757,827	767,760	9,933
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	1,127,500	757,983	767,760	9,777

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	404,000	$ 99,836	$ 102,846	$ 3,010
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	27,730,500	3,199,290	3,291,894	92,604
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	27,730,500	3,199,270	3,291,893	92,623
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	625,000	441,694	439,750	(1,944)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	625,000	441,697	439,750	(1,947)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	1,479,500	495,669	497,135	1,466
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	1,479,500	495,686	497,135	1,449
South African Rand, Expiring 03/16/16	CitiBank	ZAR	1,553,500	106,112	99,119	(6,993)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	1,553,500	106,132	99,119	(7,013)

				$39,498,090	$39,856,210	$358,120

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(861,000)	$(626,815)	$(625,171)	$1,644
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(861,000)	(626,814)	(625,171)	1,643
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(2,091,000)	(527,466)	(516,280)	11,186
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(2,091,000)	(527,470)	(516,280)	11,190
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(1,418,000)	(1,039,246)	(1,024,985)	14,261
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(1,418,000)	(1,039,075)	(1,024,986)	14,089
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(2,068,500)	(2,059,763)	(2,071,599)	(11,836)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(1,922,500)	(1,912,522)	(1,925,382)	(12,860)
Chinese Renminbi, Expiring 03/16/16*	CitiBank	CNY	(652,000)	(100,149)	(98,222)	1,927
Chinese Renminbi, Expiring 03/16/16*	Credit Suisse International	CNY	(652,000)	(100,149)	(98,222)	1,927
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	(596,000,000)	(184,883)	(186,244)	(1,361)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	(596,000,000)	(184,883)	(186,244)	(1,361)
Euro, Expiring 03/16/16	CitiBank	EUR	(3,415,500)	(3,714,511)	(3,718,615)	(4,104)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(941,500)	(1,010,460)	(1,025,054)	(14,594)
British Pound, Expiring 03/16/16	CitiBank	GBP	(2,231,500)	(3,355,604)	(3,290,074)	65,530
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(2,231,500)	(3,355,619)	(3,290,074)	65,545

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	(514,000)	$ (66,344)	$ (66,360)	$ (16)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(10,500,000)	(36,253)	(36,140)	113
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(10,500,000)	(36,294)	(36,140)	154
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	(13,324,000)	(196,711)	(199,030)	(2,319)
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	(13,324,000)	(196,711)	(199,030)	(2,319)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(81,639,500)	(675,415)	(680,394)	(4,979)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(81,639,500)	(675,455)	(680,394)	(4,939)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(78,030,500)	(66,348)	(66,441)	(93)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(78,030,500)	(66,348)	(66,441)	(93)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(13,925,000)	(832,551)	(803,798)	28,753
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(13,925,000)	(832,549)	(803,798)	28,751
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	(1,010,000)	(238,498)	(234,037)	4,461
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	(1,010,000)	(238,499)	(234,037)	4,462
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(13,253,500)	(1,518,149)	(1,496,246)	21,903
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(13,253,500)	(1,518,092)	(1,496,246)	21,846
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(2,115,500)	(1,399,192)	(1,440,528)	(41,336)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(2,115,500)	(1,399,192)	(1,440,528)	(41,336)
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	(1,300,000)	(27,321)	(27,515)	(194)
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	(1,300,000)	(27,321)	(27,515)	(194)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(1,079,000)	(270,135)	(274,682)	(4,547)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(1,079,000)	(270,136)	(274,682)	(4,546)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(19,714,500)	(2,322,959)	(2,340,312)	(17,353)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(19,714,500)	(2,323,285)	(2,340,312)	(17,027)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(331,000)	(234,498)	(232,892)	1,606
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(331,000)	(234,498)	(232,892)	1,606
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(1,218,500)	(408,984)	(409,436)	(452)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(1,218,500)	(408,952)	(409,436)	(484)
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	(2,400,000)	(73,439)	(73,125)	314

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	(2,400,000)	$ (73,440)	$ (73,125)	$ 315
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(5,230,500)	(352,133)	(333,724)	18,409
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(5,230,500)	(352,134)	(333,724)	18,410

				(37,737,265)	(37,585,563)	151,702

				$1,760,825	$2,270,647	$509,822

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Cash	$(110,000)	$—	$(110,000)

Barclays Capital
Cash	—	1,483,509	1,483,509

CitiBank
Cash	—	271,494	271,494
Money Market Funds	30,001	—	30,001

Credit Suisse International
Cash	(230,000)	918,817	688,817

Goldman Sachs
Cash	—	412,115	412,115

J.P. Morgan
Cash	—	1,218,901	1,218,901

Morgan Stanley and Co., International PLC
Cash	—	349,732	349,732

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR GLOBAL MACRO FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$60,001	$—	$60,001

Goldman Sachs
Cash	—	74,846	74,846

J.P. Morgan
Cash	—	107,345	107,345

Morgan Stanley and Co., International PLC
Cash	—	218,903	218,903

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

LONG INVESTMENTS - 113.2%	SHARES	VALUE (Note 5)
COMMON STOCKS - 27.7%

Belgium - 1.0%
Ageas (a)	38,649	$1,793,850
bpost SA (a)	55,921	1,372,155
Colruyt SA (a)	6,894	354,650
KBC Groep NV (a)	22,451	1,403,775
Proximus (a)	23,115	752,184

		5,676,614

Canada - 5.2%
Aimia, Inc. (1)	23,150	157,434
Air Canada (1)†	298,301	2,201,094
Alimentation Couche-Tard, Inc., Class B (1)	22,635	996,385
Atco Ltd., Class I (1)	10,443	269,434
Bank of Montreal (1)	6,027	340,094
Bank of Nova Scotia/The (1)	4,930	199,416
Baytex Energy Corp. (1)	280,965	909,679
BCE, Inc. (1)	6,626	255,999
BlackBerry Ltd. (1)†(a)	53,352	495,078
Bombardier, Inc., Class B (1)†	792,518	767,489
Canadian Imperial Bank of Commerce (1)	6,850	451,436
Canadian Tire Corp. Ltd., Class A (1)	13,228	1,129,595
Canfor Corp. (1)†	61,387	895,717
CCL Industries, Inc., Class B (1)	5,622	911,620
CGI Group, Inc., Class A (1)†	26,305	1,053,189
CI Financial Corp. (1)	21,373	472,656
Constellation Software, Inc. (1)	2,231	930,129
Dollarama, Inc. (1)	14,100	814,594
Empire Co., Ltd., Class A (1)	64,985	1,208,870
Encana Corp. (1)	77,842	395,483
Enerplus Corp. (1)	83,704	287,341
Fairfax Financial Holdings Ltd. (1)	741	351,789
Finning International, Inc. (1)	46,807	631,896
George Weston Ltd. (1)	12,895	996,597
IGM Financial, Inc. (1)	11,936	304,848
Industrial Alliance Insurance & Financial Services, Inc. (1)	6,054	193,079
Intact Financial Corp. (1)	4,449	285,132
Kinross Gold Corp. (1)†	251,123	455,531
Linamar Corp. (1)	28,197	1,522,846
Magna International, Inc. (1)	59,895	2,429,217
MEG Energy Corp. (1)†	23,739	137,593
Metro, Inc. (1)	34,588	968,374
National Bank of Canada (1)	4,353	126,812
Onex Corp. (1)	8,437	517,183
Open Text Corp. (1)(a)	9,380	449,714
Progressive Waste Solutions Ltd. (1)	29,989	706,541
Ritchie Bros Auctioneers, Inc. (1)	37,387	900,833
Royal Bank of Canada (1)	7,702	412,736
Saputo, Inc. (1)	3,861	92,360
Shaw Communications, Inc., Class B (1)	41,956	721,654
SNC-Lavalin Group, Inc. (1)	18,461	548,613
Sun Life Financial, Inc. (1)	4,823	150,403
West Fraser Timber Co., Ltd. (1)	23,559	894,380

		28,940,863

	SHARES	VALUE (Note 5)
China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	931,400	$719,582

Denmark - 2.1%
AP Moeller - Maersk A/S, Class B (a)	73	95,214
Chr Hansen Holding A/S (a)	1,782	111,465
DSV A/S (a)	45,078	1,774,435
Genmab A/S †(a)	8,339	1,108,787
GN Store Nord A/S (a)	5,597	101,577
ISS A/S (a)	25,721	927,158
Novo Nordisk A/S, Class B (a)	55,864	3,234,426
Pandora A/S (a)	18,552	2,339,108
TDC A/S	203,370	1,012,588
Vestas Wind Systems A/S (a)	9,966	696,013
William Demant Holding A/S †	2,074	197,558

		11,598,329

Finland - 1.1%
Amer Sports OYJ (a)	31,869	930,442
Cargotec OYJ, B Shares (a)	24,742	923,000
Elisa OYJ (a)	26,900	1,012,109
Kesko OYJ, B Shares (a)	27,757	972,938
Metso OYJ (a)	37,841	847,646
Neste OYJ (a)	13,913	415,246
Orion OYJ, Class B (a)	23,588	816,104
Stora Enso OYJ, R Shares (a)	20,666	186,865

		6,104,350

Germany - 4.7%
Allianz SE (a)	6,523	1,149,862
Aurubis AG (a)	23,914	1,210,913
Bayer AG (a)	3,773	471,212
Brenntag AG (a)	10,307	537,075
Deutsche Bank AG (a)	15,199	369,103
Deutsche Lufthansa AG †(a)	95,050	1,497,139
Evonik Industries AG (a)	35,381	1,170,297
Freenet AG (a)	89,112	3,007,071
Hannover Rueck SE (a)	6,100	696,556
Hella KGaA Hueck & Co. (a)	7,886	327,492
HOCHTIEF AG (a)	27,773	2,575,877
HUGO BOSS AG (a)	4,226	348,684
K+S AG (a)	8,367	213,284
KION Group AG †(a)	27,953	1,386,125
Krones AG (a)	5,428	646,325
LANXESS AG (a)	6,695	308,085
Merck KGaA (a)	15,057	1,457,832
MTU Aero Engines AG (a)	5,091	496,195
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	5,432	1,082,256
OSRAM Licht AG (a)	27,807	1,161,749
ProSiebenSat.1 Media SE (a)	24,126	1,217,189
Rheinmetall AG (a)	20,855	1,386,271
RHOEN-KLINIKUM AG (a)	4,475	134,244
Salzgitter AG (a)	12,954	316,560
Software AG (a)	21,342	608,284
STADA Arzneimittel AG (a)	15,018	605,607
Symrise AG (a)	2,850	188,666
Talanx AG (a)	14,746	453,506
United Internet AG (a)	9,358	514,495
Zalando SE 144A †(a)(b)	15,133	597,669

		26,135,623

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

	SHARES	VALUE (Note 5)
Hong Kong - 0.2%
Hongkong Land Holdings Ltd. (1)	176,100	$1,206,285

Italy - 2.3%
A2A SpA (a)	562,627	761,828
Atlantia SpA (a)	9,182	242,941
Autogrill SpA †	24,563	234,093
Azimut Holding SpA (a)	3,770	93,708
Banca Generali SpA	10,739	337,806
Banca Popolare di Milano Scarl	266,291	263,751
Buzzi Unicem SpA	23,850	427,519
Davide Campari-Milano SpA (a)	62,433	539,785
Enel SpA	171,589	719,525
Eni SpA (a)	53,606	796,489
FinecoBank Banca Fineco SpA	69,458	571,147
Finmeccanica SpA †(a)	27,136	377,306
Mediobanca SpA (a)	49,729	476,705
Moncler SpA	28,213	392,610
Prysmian SpA (a)	160,779	3,512,882
Recordati SpA	43,544	1,136,099
Snam SpA (a)	38,193	199,327
Terna Rete Elettrica Nazionale SpA (a)	18,345	94,346
Unipol Gruppo Finanziario SpA	176,821	909,495
UnipolSai SpA	296,091	753,286

		12,840,648

Netherlands - 2.3%
Akzo Nobel NV (a)	7,138	476,952
Boskalis Westminster (a)	30,130	1,229,069
Delta Lloyd NV	59,103	348,408
Fugro NV CVA †	41,216	676,027
Heineken NV (a)	15,766	1,343,531
Koninklijke Ahold NV (a)	73,177	1,543,555
Koninklijke KPN NV	135,482	512,442
Koninklijke Vopak NV (a)	6,667	287,113
NN Group NV (a)	98,557	3,477,378
Randstad Holding NV (a)	29,890	1,861,293
Wolters Kluwer NV (a)	30,306	1,017,783

		12,773,551

Norway - 0.2%
Orkla ASA (a)	13,583	107,155
Telenor ASA (a)	10,537	175,637
Yara International ASA (a)	24,121	1,037,402

		1,320,194

Portugal - 0.3%
Galp Energia SGPS SA (a)	38,825	453,036
Jeronimo Martins SGPS SA (a)	53,443	695,421
NOS SGPS SA	32,855	258,501

		1,406,958

Singapore - 0.5%
ComfortDelGro Corp. Ltd.	265,600	568,722
Genting Singapore PLC	493,100	266,065
Singapore Airlines Ltd.	232,900	1,835,131
Wilmar International Ltd.	56,600	116,785

		2,786,703

	SHARES	VALUE (Note 5)
Spain - 2.2%
Abengoa SA, B Shares	584,599	$123,509
Abertis Infraestructuras SA (a)	18,914	295,803
ACS Actividades de Construccion y Servicios SA (a)	23,825	697,060
Aena SA 144A †(a)(b)	1,171	134,090
Almirall SA	57,971	1,171,659
Ebro Foods SA	23,589	464,015
Enagas SA (a)	9,547	269,301
Endesa SA (a)	98,726	1,983,370
Ferrovial SA (a)	8,398	189,906
Gamesa Corp. Tecnologica SA (a)	84,170	1,440,987
Gas Natural SDG SA (a)	110,585	2,255,077
Iberdrola SA (a)	138,208	979,753
Industria de Diseno Textil SA (a)	21,969	754,726
Mapfre SA	52,578	131,611
Mediaset Espana Comunicacion SA (a)	96,841	1,053,612
Tecnicas Reunidas SA (a)	15,455	584,351

		12,528,830

Sweden - 2.0%
BillerudKorsnas AB	76,801	1,421,325
Boliden AB (a)	39,055	654,335
Electrolux AB, Series B (a)	81,866	1,975,214
Hexpol AB	19,302	206,961
Husqvarna AB, B Shares	92,252	608,808
ICA Gruppen AB	3,993	145,011
Securitas AB, B Shares (a)	48,012	734,148
SKF AB, B Shares	23,653	382,027
Svenska Cellulosa AB SCA, Class B (a)	23,184	671,875
Swedish Match AB	19,696	696,005
Swedish Orphan Biovitrum AB †	76,835	1,218,754
Tele2 AB, B Shares (a)	114,683	1,143,675
TeliaSonera AB (a)	268,314	1,332,416

		11,190,554

Switzerland - 2.9%
Actelion Ltd. †(a)	24,776	3,442,468
Adecco SA †(a)	24,350	1,666,581
Baloise Holding AG	1,576	199,740
Clariant AG †	12,499	236,993
DKSH Holding AG †	1,482	93,210
Flughafen Zuerich AG	2,422	1,817,256
Galenica AG	468	732,209
GAM Holding AG †	5,719	94,664
Geberit AG (a)	777	263,172
Julius Baer Group Ltd. †(a)	2,017	97,577
Kuehne + Nagel International AG	1,277	174,948
Lonza Group AG †	8,558	1,391,829
Nestle SA (a)	3,032	225,081
Novartis AG (a)	2,106	181,157
Partners Group Holding AG	813	292,382
Roche Holding AG (a)	2,459	681,409
Sika AG	104	375,835
Sonova Holding AG	1,630	207,097
Straumann Holding AG	752	228,238
Sunrise Communications Group AG 144A †(b)	1,902	112,119
Swiss Life Holding AG †	5,419	1,459,607

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

	SHARES	VALUE (Note 5)
Switzerland - 2.9% (continued)
Swiss Re AG (a)	17,640	$1,722,834
Syngenta AG (a)	239	93,545
Zurich Insurance Group AG †(a)	1,879	482,715

		16,272,666

United Kingdom - 0.5%
Dialog Semiconductor PLC †(a)	41,841	1,396,177
Fiat Chrysler Automobiles NV †(a)	40,087	556,723
Subsea 7 SA †	43,065	304,813
Unilever NV CVA (a)	17,068	743,452

		3,001,165

United States - 0.1%
Thomson Reuters Corp. (1)(a)	9,270	351,117

TOTAL COMMON STOCKS (cost $157,121,622)		154,854,032

MONEY MARKET FUNDS - 56.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% (c)(d)	183,355,226	183,355,226
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% (c)(d)	129,420,068	129,420,068

TOTAL MONEY MARKET FUNDS (cost $312,775,294)		312,775,294

SHORT-TERM INVESTMENTS - 29.5%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.113%, 3/24/2016 (e)	$4,610	4,608,184
U.S. Treasury Bill, 0.238%, 2/18/2016 (e)	4,019	4,018,437
U.S. Treasury Bill, 0.343%, 5/12/2016 (e)	10,634	10,621,675
U.S. Treasury Bill, 0.536%, 6/9/2016 (e)	9,879	9,859,627
U.S. Treasury Bill, 0.327%, 5/19/2016 (e)	46,553	46,494,204
U.S. Treasury Bill, 0.145%, 4/28/2016 (e)	36,237	36,206,633
U.S. Treasury Bill, 0.264%, 3/3/2016 (e)	10,085	10,083,225
U.S. Treasury Bill, 0.345%, 5/26/2016 (e)	7,251	7,239,805
U.S. Treasury Bill, 0.241%, 2/11/2016 (e)	22,675	22,671,848
U.S. Treasury Bill, 0.516%, 6/23/2016 (e)	13,655	13,624,645

TOTAL SHORT-TERM INVESTMENTS (cost $165,427,898)		165,428,283

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $635,324,814)		633,057,609

SECURITIES SOLD SHORT - (22.0)%	SHARES	VALUE (Note 5)
COMMON STOCKS - (21.7)%

Austria - 0.0% (f)
ams AG	(2,804)	$(93,734)

Belgium - (0.6)%
Anheuser-Busch InBev SA/NV	(18,830)	(2,343,342)
UCB SA	(8,560)	(772,652)

		(3,115,994)

Canada - (5.8)%
Agnico Eagle Mines Ltd. (1)	(64,273)	(1,689,390)
Agrium, Inc. (1)	(8,125)	(726,182)
AltaGas Ltd. (1)	(11,962)	(267,129)
Barrick Gold Corp. (1)	(66,628)	(493,077)
Canadian National Railway Co. (1)	(31,653)	(1,769,429)
Canadian Natural Resources Ltd. (1)	(22,531)	(492,077)
Canadian Pacific Railway Ltd. (1)	(3,136)	(400,539)
Canadian Utilities Ltd., Class A (1)	(60,783)	(1,403,056)
Cenovus Energy, Inc. (1)	(15,528)	(196,386)
DH Corp. (1)	(4,615)	(105,461)
Eldorado Gold Corp. (1)	(144,150)	(427,127)
Enbridge, Inc. (1)	(69,682)	(2,316,522)
First Quantum Minerals Ltd. (1)	(223,650)	(837,253)
Fortis, Inc. (1)	(4,953)	(133,910)
Franco-Nevada Corp. (1)	(31,761)	(1,452,968)
Gildan Activewear, Inc. (1)	(56,978)	(1,619,943)
Goldcorp, Inc. (1)	(71,599)	(827,396)
Hudson’s Bay Co. (1)	(20,240)	(264,757)
Husky Energy, Inc. (1)	(51,632)	(533,970)
Imperial Oil Ltd. (1)	(47,918)	(1,561,136)
Inter Pipeline Ltd. (1)	(55,449)	(890,021)
Keyera Corp. (1)	(30,654)	(891,906)
Manulife Financial Corp. (1)	(24,972)	(374,300)
Methanex Corp. (1)	(43,367)	(1,432,299)
Pembina Pipeline Corp. (1)	(98,683)	(2,150,244)
Potash Corp of Saskatchewan, Inc. (1)	(19,063)	(326,511)
PrairieSky Royalty Ltd. (1)	(18,797)	(297,774)
Precision Drilling Corp. (1)	(194,823)	(770,168)
Restaurant Brands International, Inc. (1)	(35,043)	(1,310,599)
Rogers Communications, Inc., Class B (1)	(36,827)	(1,270,062)
Silver Wheaton Corp. (1)	(61,369)	(762,844)
Suncor Energy, Inc. (1)	(15,260)	(393,934)
Teck Resources Ltd., Class B (1)	(23,346)	(90,097)
Toronto-Dominion Bank/The (1)	(4,060)	(159,149)
Tourmaline Oil Corp. (1)†	(36,229)	(585,183)
TransAlta Corp. (1)	(28,069)	(99,602)
TransCanada Corp. (1)	(82,005)	(2,678,186)
Veresen, Inc. (1)	(14,966)	(95,829)
Vermilion Energy, Inc. (1)	(15,357)	(417,415)
Yamana Gold, Inc. (1)	(101,127)	(187,827)

		(32,701,658)

Denmark - (0.6)%
Carlsberg A/S, Class B	(12,978)	(1,149,743)
Coloplast A/S, Class B	(5,003)	(403,928)
Novozymes A/S, B Shares	(20,882)	(999,807)
Tryg A/S	(33,892)	(673,488)

		(3,226,966)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

	SHARES	VALUE (Note 5)
Finland - (0.9)%
Kone OYJ, Class B	(5,820)	$(246,425)
Nokia OYJ	(466,695)	(3,301,644)
Nokian Renkaat OYJ	(28,221)	(1,007,526)
Wartsila OYJ Abp	(11,996)	(547,712)

		(5,103,307)

Germany - (4.0)%
adidas AG	(969)	(94,050)
BASF SE	(3,699)	(281,783)
Bayerische Motoren Werke AG	(23,136)	(2,437,413)
Beiersdorf AG	(12,440)	(1,130,689)
Bilfinger SE	(14,229)	(668,685)
Commerzbank AG †	(54,493)	(562,290)
Continental AG	(4,134)	(1,000,056)
Daimler AG	(10,810)	(903,219)
Deutsche Post AG	(32,918)	(920,315)
Deutsche Telekom AG	(102,109)	(1,833,944)
Duerr AG	(6,758)	(536,330)
E.ON SE	(141,856)	(1,362,102)
Fresenius Medical Care AG & Co. KGaA	(2,951)	(247,986)
Infineon Technologies AG	(76,894)	(1,121,016)
Rocket Internet SE 144A †(b)	(26,363)	(803,111)
RWE AG	(214,350)	(2,702,393)
SAP SE	(19,281)	(1,530,009)
Siemens AG	(17,417)	(1,685,023)
Telefonica Deutschland Holding AG	(134,309)	(708,437)
ThyssenKrupp AG	(25,419)	(503,890)
Wirecard AG	(29,355)	(1,467,311)

		(22,500,052)

Hong Kong - (0.1)%
Jardine Matheson Holdings Ltd.	(9,300)	(451,329)

Italy - (0.3)%
Banco Popolare SC †	(7,635)	(105,213)
Mediaset SpA	(109,352)	(453,143)
Salvatore Ferragamo SpA	(35,593)	(834,233)
UniCredit SpA	(16,889)	(93,374)

		(1,485,963)

Luxembourg - (0.4)%
ArcelorMittal	(198,485)	(837,449)
Tenaris SA	(140,719)	(1,666,303)

		(2,503,752)

Netherlands - (1.1)%
Aalberts Industries NV	(6,195)	(213,453)
Aegon NV	(37,546)	(212,340)
Altice NV, Class A †	(23,967)	(344,341)
ASML Holding NV	(24,535)	(2,179,972)
Gemalto NV	(14,007)	(840,449)
Koninklijke Philips NV	(50,917)	(1,299,619)
SBM Offshore NV †	(96,120)	(1,214,259)

		(6,304,433)

Norway - (0.4)%
Gjensidige Forsikring ASA	(34,759)	(556,323)
Marine Harvest ASA †	(26,320)	(354,131)

	SHARES	VALUE (Note 5)
Norway - (0.4)% (continued)
Norsk Hydro ASA	(24,874)	$(92,459)
Schibsted ASA, Class A	(35,012)	(1,151,077)

		(2,153,990)

Portugal - (0.4)%
Banco Comercial Portugues SA †	(14,433,956)	(764,901)
EDP – Energias de Portugal SA	(464,128)	(1,672,412)

		(2,437,313)

Singapore - (1.0)%
CapitaLand Ltd.	(354,600)	(833,484)
City Developments Ltd.	(50,100)	(269,519)
DBS Group Holdings Ltd.	(10,100)	(118,367)
Global Logistic Properties Ltd.	(373,300)	(563,743)
Golden Agri-Resources Ltd.	(1,367,800)	(326,717)
Hutchison Port Holdings Trust (1)	(770,400)	(400,608)
Keppel Corp. Ltd.	(335,400)	(1,532,166)
Oversea-Chinese Banking Corp. Ltd.	(118,400)	(731,999)
Singapore Post Ltd.	(367,800)	(424,617)
Singapore Press Holdings Ltd.	(37,700)	(104,496)
Singapore Telecommunications Ltd.	(95,400)	(245,967)

		(5,551,683)

Spain - (1.9)%
Acerinox SA	(8,889)	(90,669)
Amadeus IT Holding SA, A Shares	(28,065)	(1,236,955)
Atresmedia Corp. de Medios de Comunicacion SA	(40,634)	(432,839)
Banco de Sabadell SA	(151,624)	(268,722)
Banco Popular Espanol SA	(329,405)	(1,085,352)
Banco Santander SA	(352,688)	(1,735,003)
Bankia SA	(451,388)	(525,288)
Bankinter SA	(32,902)	(233,319)
CaixaBank SA	(54,841)	(190,880)
Cellnex Telecom SAU 144A (b)	(129,557)	(2,422,322)
Distribuidora Internacional de Alimentacion SA †	(39,238)	(231,429)
Grifols SA	(9,885)	(456,903)
Obrascon Huarte Lain SA	(108,809)	(620,936)
Repsol SA	(16,959)	(186,706)
Telefonica SA	(64,033)	(710,377)
Zardoya Otis SA	(12,950)	(151,456)

		(10,579,156)

Sweden - (1.1)%
Assa Abloy AB, Class B	(8,562)	(179,226)
Getinge AB, B Shares	(37,523)	(982,925)
Hennes & Mauritz AB, B Shares	(27,980)	(995,256)
Hexagon AB, B Shares	(32,695)	(1,209,481)
Meda AB, A Shares	(17,935)	(226,105)
Nordea Bank AB	(19,133)	(209,923)
Skandinaviska Enskilda Banken AB, Class A	(11,478)	(120,708)
Svenska Handelsbanken AB, A Shares	(41,444)	(550,438)
Swedbank AB, A Shares	(21,587)	(475,423)
Telefonaktiebolaget LM Ericsson, B Shares	(56,850)	(548,108)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

	SHARES	VALUE (Note 5)
Sweden - (1.1)% (continued)
Trelleborg AB, B Shares	(11,422)	$(221,676)
Volvo AB, B Shares	(19,918)	(184,691)

		(5,903,960)

Switzerland - (2.2)%
Aryzta AG †	(17,099)	(865,018)
Barry Callebaut AG †	(464)	(504,006)
Chocoladefabriken Lindt & Spruengli AG	(33)	(206,075)
Cie Financiere Richemont SA	(21,861)	(1,564,656)
Credit Suisse Group AG †	(22,097)	(476,013)
Dufry AG †	(22,185)	(2,639,621)
LafargeHolcim Ltd. †	(46,421)	(2,324,523)
OC Oerlikon Corp. AG †	(12,849)	(114,375)
SGS SA	(130)	(247,065)
Swatch Group AG/The	(6,450)	(2,239,859)
Swisscom AG	(1,545)	(773,125)
UBS Group AG	(25,303)	(490,865)

		(12,445,201)

United Kingdom - (0.7)%
CNH Industrial NV	(534,783)	(3,662,699)

United States - (0.2)%
Valeant Pharmaceuticals International, Inc. (1)†	(12,332)	(1,252,718)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $131,446,528)		(121,473,908)

PREFERRED STOCKS - (0.3)%

Germany - (0.3)%
Henkel AG & Co. KGaA	(3,835)	(427,994)
Volkswagen AG	(9,210)	(1,329,734)

TOTAL PREFERRED STOCKS SOLD SHORT (proceeds $2,098,105)		(1,757,728)

TOTAL SECURITIES SOLD SHORT, AT VALUE
(proceeds $133,544,633)		(123,231,636)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 91.2% (cost $501,780,181)		509,825,973

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.8% (g)		49,182,166

NET ASSETS - 100.0%		$559,008,139

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(721,643)	(0.1)%
Consumer Staples	5,342,702	1.0
Energy	(12,357,978)	(2.2)
Financials	11,293,168	2.0
Health Care	14,175,049	2.5
Industrials	23,960,090	4.4
Information Technology	(8,990,184)	(1.6)
Materials	(2,589,300)	(0.5)
Telecommunication Services	1,352,006	0.2
Utilities	158,486	0.0 (f)
Money Market Funds	312,775,294	56.0
Short-Term Investments	165,428,283	29.5

Total Investments In Securities, At Value	509,825,973	91.2
Other Assets in Excess of Liabilities (g)	49,182,166	8.8

Net Assets	$559,008,139	100.0%

†	Non-income producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $92,655,062. In addition, $28,510,055 of cash collateral was pledged.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(c)	Represents annualized seven-day yield as of the close of the reporting period.
(d)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	The rate shown is the effective yield at the date of purchase.
(f)	Represents less than 0.05% of net assets.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

CVA - Dutch Certification

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

Total return swap contract outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Swiss Market Index March Futures	03/2016	CHF	11,046,131	$414,386

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
77	Barclays Capital	Amsterdam Index Futures	01/2016	$7,254,448	$7,394,780	$140,332
143	Barclays Capital	CAC40 Index Futures	01/2016	7,162,289	7,208,473	46,184
43	Barclays Capital	DAX Index Futures	03/2016	12,231,478	12,584,456	352,978
254	Barclays Capital	FTSE 100 Index Futures	03/2016	22,268,511	23,208,213	939,702
40	Barclays Capital	FTSE/MIB Index Futures	03/2016	4,619,298	4,660,419	41,121
22	Barclays Capital	Hang Seng Index Futures	01/2016	3,125,379	3,109,786	(15,593)
41	Barclays Capital	IBEX 35 Index Futures	01/2016	4,275,198	4,244,610	(30,588)
79	Barclays Capital	MSCI Singapore Index Futures	01/2016	1,797,143	1,802,976	5,833
302	Barclays Capital	OMXS30 Index Futures	01/2016	5,069,268	5,180,342	111,074
1,818	Barclays Capital	S&P 500 E-Mini Futures	03/2016	183,491,587	185,017,860	1,526,273
87	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	9,476,410	9,568,302	91,892
81	Barclays Capital	SPI 200 Index Futures	03/2016	7,272,856	7,757,320	484,464
225	Barclays Capital	TOPIX Index Futures	03/2016	29,365,960	28,968,551	(397,409)

				$297,409,825	$300,706,088	$3,296,263

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	4,630,000	$3,355,060	$3,361,833	$6,773
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	4,630,000	3,355,118	3,361,833	6,715
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	6,609,206	4,911,907	4,777,393	(134,514)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	12,190,204	8,940,675	8,811,558	(129,117)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	4,471,291	4,481,432	4,477,996	(3,436)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	5,405,291	5,417,731	5,413,397	(4,334)
Danish Krone, Expiring 03/16/16	CitiBank	DKK	2,047,000	297,830	298,742	912

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Danish Krone, Expiring 03/16/16	Credit Suisse International	DKK	2,047,000	$ 298,049	$ 298,742	$ 693
Euro, Expiring 03/16/16	CitiBank	EUR	9,751,940	10,429,465	10,617,394	187,929
Euro, Expiring 03/16/16	Credit Suisse International	EUR	9,797,940	10,479,898	10,667,476	187,578
British Pound, Expiring 03/16/16	CitiBank	GBP	6,613,001	9,901,560	9,750,059	(151,501)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	6,613,000	9,901,659	9,750,058	(151,601)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	15,680,500	2,024,117	2,024,436	319
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	15,680,500	2,024,164	2,024,436	272
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	1,408,500	363,765	362,528	(1,237)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	1,593,500	411,624	410,144	(1,480)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	1,374,809,501	11,222,087	11,457,832	235,745
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	1,374,809,500	11,222,040	11,457,832	235,792
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	1,410,257	162,063	159,210	(2,853)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	7,560,258	868,179	853,511	(14,668)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	132,500	88,261	90,224	1,963
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	132,499	88,263	90,223	1,960
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	1,970,500	230,509	233,919	3,410
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	9,802,500	1,151,285	1,163,657	12,372
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	2,332,858	1,652,262	1,641,400	(10,862)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	4,187,857	2,963,310	2,946,578	(16,732)

				$106,242,313	$106,502,411	$260,098

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(312,000)	$(227,871)	$(225,526)	$2,345
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(2,685,000)	(2,714,530)	(2,689,026)	25,504
Danish Krone, Expiring 03/16/16	CitiBank	DKK	(15,098,279)	(2,199,031)	(2,203,461)	(4,430)
Danish Krone, Expiring 03/16/16	Credit Suisse International	DKK	(26,227,278)	(3,827,917)	(3,827,640)	277
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(10,916,000)	(11,929,042)	(11,884,760)	44,282
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	(127,000)	(16,388)	(16,396)	(8)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(11,815,000)	$ (1,525,054)	$ (1,525,380)	$ (326)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(8,889,500)	(72,569)	(74,086)	(1,517)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(8,889,500)	(72,569)	(74,086)	(1,517)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(1,350,000)	(155,747)	(152,407)	3,340
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(11,668,119)	(1,345,949)	(1,385,125)	(39,176)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(22,351,119)	(2,623,011)	(2,653,307)	(30,296)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(1,149,000)	(814,910)	(808,437)	6,473

				(27,524,588)	(27,519,637)	4,951

				$78,717,725	$78,982,774	$265,049

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps* Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	38 months maturity 08/22/2016	$833,232

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
ABC-Mart, Inc.	1,800	$103,059	$(4,530)
Ajinomoto Co., Inc.	24,000	527,606	40,612
Alfresa Holdings Corp.	11,100	219,739	(511)
Alps Electric Co., Ltd.	31,300	848,700	94
Amada Holdings Co., Ltd.	113,100	1,109,879	(30,601)
Aozora Bank Ltd.	113,000	414,517	(20,167)
Asahi Kasei Corp.	24,000	199,174	(36,883)
Astellas Pharma, Inc.	44,500	637,051	(3,559)
Bandai Namco Holdings, Inc.	81,500	1,859,107	(137,246)
Bank of Yokohama Ltd./The	44,000	267,557	2,146
Bridgestone Corp.	25,400	938,152	(66,896)
Central Japan Railway Co.	3,000	456,851	75,751
Chiba Bank Ltd./The	16,000	124,278	(10,738)
Chubu Electric Power Co., Inc.	191,700	2,815,466	(190,377)
Chugoku Bank Ltd./The	17,900	257,781	(18,928)
Dai Nippon Printing Co., Ltd.	10,000	86,424	12,463
Daicel Corp.	44,900	562,155	106,042
Dai-ichi Life Insurance Co., Ltd./The	115,700	1,948,470	(23,489)
Daiichi Sankyo Co., Ltd.	23,800	473,197	18,028
DeNA Co., Ltd.	82,500	1,397,867	(107,869)
Dentsu, Inc.	3,500	175,604	15,888
Disco Corp.	6,000	546,872	18,157
Don Quijote Holdings Co., Ltd.	12,500	489,075	(50,091)
Ezaki Glico Co., Ltd.	1,900	99,936	2,709
Fuji Electric Co., Ltd.	61,000	247,324	8,502
Fuji Heavy Industries Ltd.	58,100	1,978,379	415,125
FUJIFILM Holdings Corp.	26,400	1,021,144	80,594
Fujitsu Ltd.	59,000	325,513	(31,037)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Fukuoka Financial Group, Inc.	19,000	$90,734	$3,480
Gunma Bank Ltd./The	74,000	489,334	(59,081)
Hachijuni Bank Ltd./The	43,000	322,271	(59,111)
Hakuhodo DY Holdings, Inc.	67,100	706,921	19,072
Haseko Corp.	201,200	2,372,810	(148,268)
Hikari Tsushin, Inc.	1,400	93,454	1,886
Hino Motors Ltd.	17,100	198,683	(1,051)
Hiroshima Bank Ltd./The	27,000	161,253	(7,791)
Hitachi Chemical Co., Ltd.	26,500	426,153	(5,739)
Hitachi High-Technologies Corp.	38,900	968,697	83,279
Hitachi Metals Ltd.	12,200	193,964	(43,437)
Hokuhoku Financial Group, Inc.	168,000	401,337	(58,862)
Hoshizaki Electric Co., Ltd.	3,300	218,411	(13,266)
Hoya Corp.	61,300	2,362,252	144,463
Ibiden Co., Ltd.	10,400	177,760	(28,661)
Idemitsu Kosan Co., Ltd.	17,300	273,516	2,717
Iida Group Holdings Co., Ltd.	13,800	256,167	(397)
Inpex Corp.	71,000	706,617	(14,444)
Isuzu Motors Ltd.	154,100	1,756,480	(96,416)
ITOCHU Corp.	36,600	460,843	(27,922)
Itochu Techno-Solutions Corp.	47,500	1,003,536	(57,128)
Iyo Bank Ltd./The	16,100	197,558	(41,135)
Izumi Co., Ltd.	13,300	588,670	(72,332)
Japan Airlines Co., Ltd.	87,800	3,000,781	141,836
Japan Petroleum Exploration Co., Ltd.	37,600	1,084,372	(74,535)
JSR Corp.	20,200	342,382	(27,578)
JTEKT Corp.	45,100	736,826	1,375
JX Holdings, Inc.	297,500	1,221,901	26,731

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Kaken Pharmaceutical Co., Ltd.	24,500	$1,943,562	$(269,400)
Kamigumi Co., Ltd.	62,000	538,727	(4,919)
Kaneka Corp.	54,000	556,992	4,298
Kansai Electric Power Co., Inc./The	22,300	265,977	1,396
KDDI Corp.	15,100	384,697	7,453
Keisei Electric Railway Co., Ltd.	7,000	86,256	3,052
Kewpie Corp.	23,500	546,411	34,082
Kobayashi Pharmaceutical Co., Ltd.	1,200	95,243	3,313
Koito Manufacturing Co., Ltd.	17,000	656,728	40,398
Konami Holdings Corp.	84,600	1,921,004	92,860
Konica Minolta, Inc.	157,000	1,689,392	(117,009)
LIXIL Group Corp.	22,400	469,632	27,866
M3, Inc.	9,700	226,335	(25,213)
Mazda Motor Corp.	54,700	1,171,747	(43,025)
Medipal Holdings Corp.	86,400	1,549,140	(76,539)
MEIJI Holdings Co., Ltd.	4,700	317,801	70,417
Miraca Holdings, Inc.	5,300	234,812	(1,604)
MISUMI Group, Inc.	38,000	454,936	69,983
Mitsubishi Chemical Holdings Corp.	37,100	219,346	16,043
Mitsubishi Electric Corp.	288,000	3,098,758	(75,667)
Mitsubishi Materials Corp.	29,000	86,766	4,574
Mitsubishi Motors Corp.	476,100	4,246,461	(218,400)
Mitsubishi Tanabe Pharma Corp.	123,900	2,144,785	(10,157)
Mitsubishi UFJ Financial Group, Inc.	47,400	345,566	(51,958)
Mitsubishi UFJ Lease & Finance Co., Ltd.	50,900	264,129	(2,186)
Mitsui Chemicals, Inc.	225,000	999,200	(1,324)
Mixi, Inc.	45,700	1,768,886	(59,550)
Mizuho Financial Group, Inc.	199,600	423,290	(24,090)
MS&AD Insurance Group Holdings, Inc.	47,600	1,390,993	4,861
Murata Manufacturing Co., Ltd.	4,500	611,958	35,508
Nexon Co., Ltd.	100,100	1,475,216	153,185
NHK Spring Co., Ltd.	136,300	1,397,846	(31,264)
Nintendo Co., Ltd.	5,600	1,034,438	(264,381)
Nippon Express Co., Ltd.	337,000	1,675,309	(91,670)
Nippon Shokubai Co., Ltd.	10,700	775,004	(30,444)
Nippon Telegraph & Telephone Corp.	79,600	2,884,966	282,964
Nippon Yusen KK	188,000	518,395	(62,741)
Nisshin Seifun Group, Inc.	30,300	495,237	(302)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nissin Foods Holdings Co., Ltd.	1,800	$86,889	$8,625
Nitori Holdings Co., Ltd.	2,700	158,127	68,624
Nitto Denko Corp.	9,100	635,525	28,827
NOK Corp.	70,300	2,044,174	(401,906)
Nomura Research Institute Ltd.	17,140	649,306	8,934
NSK Ltd.	54,800	606,632	(11,179)
NTN Corp.	156,000	693,280	(35,480)
NTT Data Corp.	3,200	155,162	(454)
Obic Co., Ltd.	6,900	319,807	45,442
Oracle Corp. Japan	15,400	703,343	13,682
ORIX Corp.	59,200	859,384	(28,899)
Osaka Gas Co., Ltd.	36,000	136,026	(5,996)
Otsuka Corp.	28,400	1,338,607	56,509
Otsuka Holdings Co., Ltd.	38,300	1,306,980	53,779
Panasonic Corp.	130,000	1,494,807	(176,931)
Park24 Co., Ltd.	12,600	225,456	79,809
Pola Orbis Holdings, Inc.	49,400	3,143,321	112,563
Recruit Holdings Co., Ltd.	16,200	507,352	(31,172)
Resona Holdings, Inc.	84,400	443,917	(34,051)
Rohm Co., Ltd.	15,400	802,458	(22,435)
Ryohin Keikaku Co., Ltd.	1,000	196,483	6,029
Sankyo Co., Ltd.	26,400	1,006,020	(20,567)
Santen Pharmaceutical Co., Ltd.	69,600	1,006,142	139,712
Sekisui Chemical Co., Ltd.	105,100	1,281,126	91,088
Shimadzu Corp.	67,000	1,010,636	110,938
Shimamura Co., Ltd.	9,900	1,020,321	139,059
Shimizu Corp.	32,000	220,907	40,028
Shinsei Bank Ltd.	52,000	103,493	(7,797)
Shionogi & Co., Ltd.	19,200	869,430	(1,010)
Sojitz Corp.	1,057,300	2,342,504	(123,675)
Sompo Japan Nipponkoa Holdings, Inc.	40,500	1,385,177	(55,372)
Sony Corp.	27,500	750,354	(74,492)
Sony Financial Holdings, Inc.	8,100	147,727	(2,841)
Sugi Holdings Co., Ltd.	8,400	417,519	45,932
Sumitomo Chemical Co., Ltd.	217,000	1,269,160	(22,908)
Sumitomo Electric Industries Ltd.	6,700	92,457	2,153
Sumitomo Heavy Industries Ltd.	189,000	1,104,802	(257,542)
Sumitomo Mitsui Financial Group, Inc.	12,900	584,656	(97,796)
Sumitomo Rubber Industries Ltd.	41,700	699,851	(157,611)
Sundrug Co., Ltd.	8,000	516,830	(2,456)
Suruga Bank Ltd.	15,900	332,326	(4,649)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Suzuken Co., Ltd./Aichi Japan	53,700	$1,999,009	$41,708
Suzuki Motor Corp.	8,300	229,234	22,952
T&D Holdings, Inc.	85,500	1,127,936	111
Taiheiyo Cement Corp.	158,000	484,609	(23,200)
TDK Corp.	6,100	422,260	(31,592)
Teijin Ltd.	327,000	1,152,029	(37,656)
Toho Gas Co., Ltd.	90,000	575,161	6,080
Tohoku Electric Power Co., Inc.	147,700	1,954,597	(108,153)
Tokio Marine Holdings, Inc.	23,700	936,588	(21,185)
Tokyo Electric Power Co., Inc.	464,000	2,723,220	(51,389)
Tokyo Gas Co., Ltd.	339,000	1,623,428	(30,537)
Toppan Printing Co., Ltd.	56,000	501,902	14,036
Tosoh Corp.	169,000	866,117	3,222
TOTO Ltd.	9,500	323,222	10,533
Toyo Suisan Kaisha Ltd.	20,300	727,367	(19,860)
Toyoda Gosei Co., Ltd.	9,900	227,934	(3,036)
Toyota Boshoku Corp.	38,800	811,101	(30,158)
Trend Micro, Inc.	2,300	84,005	9,322
Tsuruha Holdings, Inc.	13,400	1,163,138	(2,082)
West Japan Railway Co.	6,300	338,949	96,526
Yamaguchi Financial Group, Inc.	15,000	196,320	(18,612)

			(1,657,172)

Total of Long Equity Positions			(1,657,172)

Short Positions

Common Stocks
Japan
Acom Co., Ltd.	(450,400)	(1,871,293)	(249,647)
Advantest Corp.	(43,200)	(366,562)	8,208
Aeon Co., Ltd.	(82,800)	(953,412)	(322,337)
AEON Financial Service Co., Ltd.	(30,100)	(620,431)	(51,964)
Aisin Seiki Co., Ltd.	(7,300)	(323,325)	9,144
ANA Holdings, Inc.	(177,000)	(505,770)	(4,894)
Asahi Glass Co., Ltd.	(147,000)	(855,685)	13,544
Asahi Group Holdings Ltd.	(33,200)	(1,043,012)	3,706
Asics Corp.	(57,300)	(1,341,326)	152,494
Brother Industries Ltd.	(10,800)	(126,360)	2,292
Calbee, Inc.	(23,100)	(967,967)	(7,524)
Canon, Inc.	(37,200)	(1,177,065)	51,764
Century Tokyo Leasing Corp.	(6,400)	(225,510)	(3,109)
Chiyoda Corp.	(95,000)	(852,811)	131,420
Chugai Pharmaceutical Co., Ltd.	(41,700)	(1,433,241)	(20,280)
Chugoku Electric Power Co., Inc./The	(52,800)	(716,942)	19,804
Citizen Holdings Co., Ltd.	(34,300)	(255,534)	9,011

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Credit Saison Co., Ltd.	(32,000)	$(622,135)	$(8,335)
Daihatsu Motor Co., Ltd.	(12,200)	(166,249)	1,671
Daikin Industries Ltd.	(22,600)	(1,541,973)	(103,797)
Daiwa Securities Group, Inc.	(30,000)	(232,190)	48,780
Denso Corp.	(57,400)	(2,722,218)	(20,670)
Eisai Co., Ltd.	(5,100)	(284,065)	(53,304)
Electric Power Development Co., Ltd.	(11,600)	(410,837)	(2,316)
FamilyMart Co., Ltd.	(5,200)	(242,285)	304
Fast Retailing Co., Ltd.	(3,700)	(1,394,034)	99,732
Hamamatsu Photonics KK	(41,700)	(1,139,051)	(4,164)
Hirose Electric Co., Ltd.	(2,800)	(377,079)	38,077
Hitachi Construction Machinery Co., Ltd.	(40,300)	(637,108)	10,350
Hitachi Ltd.	(116,000)	(718,459)	61,159
Honda Motor Co., Ltd.	(59,000)	(1,989,412)	103,682
IHI Corp.	(798,000)	(2,798,546)	595,668
Isetan Mitsukoshi Holdings Ltd.	(52,500)	(722,219)	37,564
J Front Retailing Co., Ltd.	(23,200)	(308,451)	(28,822)
Japan Airport Terminal Co., Ltd.	(41,300)	(1,938,706)	110,394
Japan Display, Inc.	(112,800)	(381,567)	56,561
Japan Tobacco, Inc.	(68,900)	(2,515,495)	(14,084)
JFE Holdings, Inc.	(57,500)	(930,152)	27,264
JGC Corp.	(44,000)	(831,074)	157,600
Kakaku.com, Inc.	(40,200)	(718,611)	(72,107)
Kao Corp.	(19,200)	(900,446)	(86,218)
Kawasaki Heavy Industries Ltd.	(92,000)	(349,995)	9,604
Keihan Electric Railway Co., Ltd.	(23,000)	(152,201)	(1,836)
Keikyu Corp.	(56,000)	(457,774)	(4,968)
Keio Corp.	(151,000)	(1,201,476)	(102,518)
Kikkoman Corp.	(11,000)	(372,739)	(8,383)
Kintetsu Group Holdings Co., Ltd.	(147,000)	(520,726)	(76,945)
Kirin Holdings Co., Ltd.	(86,200)	(1,199,636)	29,286
Kobe Steel Ltd.	(189,000)	(206,240)	888
Komatsu Ltd.	(34,200)	(613,348)	53,753
Kubota Corp.	(64,000)	(1,037,516)	48,802
Kyocera Corp.	(3,400)	(175,299)	17,402
Kyowa Hakko Kirin Co., Ltd.	(6,000)	(89,386)	(5,022)
Kyushu Electric Power Co., Inc.	(279,100)	(3,171,620)	129,680
Mabuchi Motor Co., Ltd.	(3,100)	(172,294)	4,289
Makita Corp.	(16,900)	(964,419)	(9,472)
Marubeni Corp.	(127,000)	(679,799)	26,880
Marui Group Co., Ltd.	(167,000)	(1,905,598)	(811,929)
Minebea Co., Ltd.	(95,000)	(1,387,039)	573,652
Mitsubishi Heavy Industries Ltd.	(204,000)	(1,001,475)	109,485

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mitsubishi Logistics Corp.	(135,000)	$(1,787,248)	$8,464
Mitsui OSK Lines Ltd.	(1,326,000)	(3,735,908)	391,368
Nagoya Railroad Co., Ltd.	(73,000)	(303,198)	(636)
NGK Insulators Ltd.	(18,000)	(422,103)	16,379
NGK Spark Plug Co., Ltd.	(105,900)	(2,817,099)	28,914
Nidec Corp.	(34,200)	(2,512,208)	32,161
Nippon Electric Glass Co., Ltd.	(126,000)	(588,709)	(46,352)
Nippon Paint Holdings Co., Ltd.	(108,400)	(2,557,517)	(65,984)
Nippon Steel & Sumitomo Metal Corp.	(50,900)	(1,023,958)	17,036
Nissan Motor Co., Ltd.	(49,600)	(475,889)	(43,460)
Nomura Holdings, Inc.	(52,300)	(302,222)	10,908
Obayashi Corp.	(49,000)	(292,030)	(160,103)
Odakyu Electric Railway Co., Ltd.	(133,000)	(1,310,862)	(121,123)
Olympus Corp.	(29,200)	(1,090,058)	(59,507)
Oriental Land Co., Ltd.	(46,300)	(2,649,824)	(151,162)
Pigeon Corp.	(30,300)	(725,829)	(9,252)
Rakuten, Inc.	(50,200)	(547,329)	(30,862)
Ricoh Co., Ltd.	(338,100)	(3,444,354)	(36,995)
Rinnai Corp.	(6,900)	(599,114)	(12,250)
Secom Co., Ltd.	(6,800)	(456,967)	(3,868)
Sega Sammy Holdings, Inc.	(15,900)	(224,127)	75,409
Seibu Holdings, Inc.	(31,900)	(756,760)	105,288
Seiko Epson Corp.	(60,000)	(971,947)	47,997
Seven & i Holdings Co., Ltd.	(10,300)	(471,917)	336
Shikoku Electric Power Co., Inc.	(56,100)	(888,885)	12,532
Shimano, Inc.	(15,400)	(2,334,665)	(30,137)
Shiseido Co., Ltd.	(32,900)	(759,103)	76,473
SoftBank Group Corp.	(56,700)	(3,209,861)	348,189
Sohgo Security Services Co., Ltd.	(10,800)	(495,362)	(11,147)
Stanley Electric Co., Ltd.	(53,500)	(1,160,262)	(13,398)
Sumco Corp.	(289,500)	(3,417,756)	1,233,624
Sumitomo Dainippon Pharma Co., Ltd.	(49,300)	(597,004)	16,178
Sumitomo Metal Mining Co., Ltd.	(55,000)	(674,545)	6,904

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Suntory Beverage & Food Ltd.	(21,900)	$(947,914)	$(10,783)
Taisei Corp.	(122,000)	(808,545)	4,935
Taiyo Nippon Sanso Corp.	(16,700)	(154,353)	3,322
Takashimaya Co., Ltd.	(86,000)	(766,213)	(8,260)
Terumo Corp.	(46,600)	(1,209,283)	(235,011)
THK Co., Ltd.	(14,500)	(270,058)	1,314
Tobu Railway Co., Ltd.	(71,000)	(334,494)	(15,708)
Tokyo Electron Ltd.	(4,800)	(313,693)	22,885
Toray Industries, Inc.	(12,000)	(98,503)	(13,007)
Toshiba Corp.	(1,768,000)	(4,389,353)	755,715
Toyo Seikan Group Holdings Ltd.	(140,900)	(2,507,932)	(105,643)
Toyota Industries Corp.	(21,200)	(1,194,106)	60,470
Toyota Motor Corp.	(10,800)	(647,832)	(17,221)
Unicharm Corp.	(202,800)	(4,334,473)	192,958
Yahoo Japan Corp.	(175,100)	(650,317)	(61,447)
Yakult Honsha Co., Ltd.	(37,700)	(2,053,741)	208,525
Yamaha Motor Co., Ltd.	(15,600)	(349,514)	(165)
Yamato Holdings Co., Ltd.	(170,200)	(3,493,685)	(112,535)
Yaskawa Electric Corp.	(146,600)	(1,718,109)	(276,632)
Yokogawa Electric Corp.	(27,700)	(336,140)	3,022
Yokohama Rubber Co., Ltd./The	(34,400)	(547,031)	18,722

			2,726,649

Total of Short Equity Positions			2,726,649

Total of Long and Short Equity Positions			1,069,477

Net Cash and Other Receivables/ (Payables) (b)			(236,245)

Swaps, at Value			$833,232

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	38 months maturity 08/19/2016	$3,163,937

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
BHP Billiton PLC	40,150	$460,159	$(12,414)

Ireland
DCC PLC	22,641	1,668,345	223,129
Shire PLC	7,202	494,810	(699)

			222,430

Luxembourg
Regus PLC	87,117	418,611	9,445

South Africa
Mondi PLC	70,705	1,489,459	(103,589)

Switzerland
Coca-Cola HBC AG	36,526	777,396	449
Glencore PLC	526,224	824,921	(127,606)
Wolseley PLC	12,466	686,673	(9,608)

			(136,765)

United Kingdom
AA PLC	60,840	275,498	5,555
Aggreko PLC	14,091	201,944	(12,255)
Amec Foster Wheeler PLC	46,644	307,096	(12,649)
ASOS PLC	19,763	988,754	15,398
AstraZeneca PLC	8,020	531,672	10,057
BAE Systems PLC	32,463	217,916	21,093
Barratt Developments PLC	139,518	1,051,380	234,239
Bellway PLC	19,914	769,992	62,680
Berkeley Group Holdings PLC	42,684	2,074,739	245,714
Britvic PLC	36,295	379,703	9,169
BT Group PLC	100,569	636,203	62,105
Burberry Group PLC	24,710	486,344	(51,596)
Centrica PLC	776,882	2,455,923	38,624
Close Brothers Group PLC	8,325	175,464	(11,299)
Compass Group PLC	8,742	132,332	19,151
Daily Mail & General Trust PLC	12,127	136,188	(11,376)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Direct Line Insurance Group PLC	2	$11	$1
Direct Line Insurance Group PLC	22,569	108,155	27,126
Dixons Carphone PLC	12,750	85,506	8,322
DS Smith PLC	276,919	1,587,746	32,110
GKN PLC	150,613	707,452	(23,990)
Hays PLC	100,709	220,628	(4,340)
Howden Joinery Group PLC	111,671	815,223	50,009
Imperial Tobacco Group PLC	18,391	876,981	94,388
Indivior PLC	133,754	386,507	(16,886)
Informa PLC	19,434	175,611	23
Intermediate Capital Group PLC	42,115	339,603	48,636
International Consolidated Airlines Group SA	34,718	280,144	32,008
John Wood Group PLC	131,662	1,180,867	4,911
Just Eat PLC	125,844	751,183	162,565
Kingfisher PLC	241,089	1,236,938	(69,227)
Man Group PLC	607,608	1,630,332	(67,256)
Marks & Spencer Group PLC	174,069	1,263,458	(104,473)
Meggitt PLC	241,935	1,363,078	(27,292)
National Grid PLC	48,368	654,032	13,040
Next PLC	1,634	157,295	18,148
Pearson PLC	8,263	145,844	(56,517)
Persimmon PLC	47,400	1,217,994	196,106
Playtech PLC	15,416	204,798	(16,061)
Rentokil Initial PLC	315,552	719,891	20,470
Rio Tinto PLC	8,491	280,820	(33,602)
Royal Mail PLC	337,397	2,296,506	(86,597)
Severn Trent PLC	8,826	286,278	(4,141)
Sky PLC	5,774	80,448	14,204
Smith & Nephew PLC	9,938	157,702	19,414
Smiths Group PLC	105,643	1,541,119	(80,192)
Stagecoach Group PLC	160,369	844,955	(144,253)
Tate & Lyle PLC	13,403	118,002	57
Taylor Wimpey PLC	812,757	2,066,297	363,329

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Thomas Cook Group PLC	315,666	$619,042	$(55,801)
Vedanta Resources PLC	52,106	382,599	(172,705)
Vodafone Group PLC	331,815	1,106,764	(30,765)
Whitbread PLC	1,429	91,632	991
William Hill PLC	122,426	676,378	38,112
WPP PLC	21,843	483,501	18,927

			793,409

Total of Long Equity Positions			772,516

Short Positions

Common Stocks
Chile
Antofagasta PLC	(322,167)	(2,851,019)	634,894

Ireland
Experian PLC	(18,534)	(311,024)	(16,554)

United Kingdom
Aberdeen Asset Management PLC	(327,184)	(1,597,812)	203,608
Admiral Group PLC	(71,600)	(1,649,310)	(100,280)
Anglo American PLC	(113,087)	(767,439)	271,303
ARM Holdings PLC	(241,435)	(3,545,532)	(134,427)
Ashtead Group PLC	(46,599)	(736,387)	(30,532)
Associated British Foods PLC	(41,903)	(2,063,279)	1,351
Aviva PLC	(128,516)	(954,033)	(21,465)
Babcock International Group PLC	(34,169)	(504,543)	(6,801)
Balfour Beatty PLC	(23,573)	(88,838)	(5,052)
Booker Group PLC	(123,596)	(329,372)	(490)
BP PLC	(321,268)	(1,703,733)	34,205
British American Tobacco PLC	(59,424)	(3,211,822)	(88,232)
BTG PLC	(78,914)	(705,997)	(93,631)
Bunzl PLC	(17,812)	(495,762)	1,580
Capita PLC	(64,702)	(1,178,455)	27,244
Cobham PLC	(304,114)	(1,282,369)	12,426
Croda International PLC	(4,084)	(173,449)	(9,535)
Diageo PLC	(45,035)	(1,229,096)	(709)
easyJet PLC	(16,114)	(416,216)	2,941
Essentra PLC	(34,955)	(438,068)	11,962
Eurasian Resources Group	(15)	(50)	5
G4S PLC	(48,681)	(188,328)	26,620
GlaxoSmithKline PLC	(6,790)	(129,041)	(8,089)
Halma PLC	(14,732)	(190,899)	3,306
Hargreaves Lansdown PLC	(136,218)	(2,272,319)	(751,805)
HSBC Holdings PLC	(36,268)	(289,839)	3,532
IMI PLC	(23,538)	(304,000)	5,319
Inmarsat PLC	(56,594)	(765,585)	(183,182)
Intertek Group PLC	(11,865)	(458,435)	(26,922)
ITV PLC	(181,230)	(740,240)	2,389

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
J Sainsbury PLC	(55,477)	$(216,427)	$5,159
Johnson Matthey PLC	(2,348)	(91,706)	(142)
Legal & General Group PLC	(219,122)	(863,053)	(1,581)
Lloyds Banking Group PLC	(1,159,197)	(1,259,186)	11,896
Melrose Industries PLC	(23,120)	(100,312)	1,279
Merlin Entertainments PLC	(22,810)	(152,268)	(674)
Ocado Group PLC	(102,924)	(516,791)	56,954
Old Mutual PLC	(191,789)	(582,746)	78,214
Pennon Group PLC	(24,076)	(309,546)	4,107
Provident Financial PLC	(24,683)	(1,259,701)	35,853
Prudential PLC	(48,021)	(1,062,042)	(19,846)
Rolls-Royce Holdings PLC (3)	(13,381,060)	872	(20,598)
Rolls-Royce Holdings PLC (3)	(797,637)	(59)	(1,117)
Rolls-Royce Holdings PLC	(229,833)	(2,536,348)	589,566
Rotork PLC	(40,307)	(109,736)	1,263
Royal Bank of Scotland Group PLC	(79,128)	(363,917)	12,188
RSA Insurance Group PLC	(107,093)	(638,719)	(33,434)
Schroders PLC	(4,702)	(207,800)	1,857
Serco Group PLC	(179,271)	(531,780)	282,315
Spectris PLC	(11,966)	(321,244)	3,680
Sports Direct International PLC	(11,241)	(103,576)	8,049
SSE PLC	(11,879)	(271,507)	4,779
St. James’s Place PLC	(110,447)	(1,606,601)	(30,409)
Standard Chartered PLC	(10,774)	(131,596)	42,202
Standard Life PLC	(361,005)	(2,217,797)	150,497
Tesco PLC	(1,817,324)	(5,086,691)	1,093,529
Weir Group PLC/The	(21,451)	(593,574)	278,485

			1,700,710

Total of Short Equity Positions			2,319,050

Total of Long and Short Equity Positions			3,091,566

Net Cash and Other Receivables/ (Payables) (b)			72,371

Swaps, at Value			$3,163,937

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 Security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	38 months maturity 08/22/2016	$446,640

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Amcor Ltd.	93,544	$874,071	$34,732
Ansell Ltd.	73,556	1,130,843	9,070
Aurizon Holdings Ltd.	411,756	1,342,348	(35,189)
Boral Ltd.	551,595	2,323,960	34,413
Caltex Australia Ltd.	59,969	1,453,184	185,992
Challenger Ltd.	29,190	146,593	37,373
CIMIC Group Ltd.	78,142	1,371,472	(721)
Coca-Cola Amatil Ltd.	190,093	1,264,458	17,329
Flight Centre Travel Group Ltd.	11,888	331,506	11,352
Harvey Norman Holdings Ltd.	259,687	790,077	(5,060)
Iluka Resources Ltd.	174,917	819,220	(45,487)
Incitec Pivot Ltd.	98,922	283,288	(624)
Macquarie Group Ltd.	7,781	322,086	143,397
Newcrest Mining Ltd.	28,190	251,104	15,636
Orica Ltd.	33,952	399,660	(19,272)
Qantas Airways Ltd.	734,030	1,819,633	356,084
Sonic Healthcare Ltd.	7,318	100,185	(5,437)
Star Entertainment Grp Ltd./The	503,113	1,735,952	110,190
Tabcorp Holdings Ltd.	282,123	959,836	744
Tatts Group Ltd.	167,317	508,074	23,138
Telstra Corp. Ltd.	262,389	1,058,162	8,107
TPG Telecom Ltd.	51,793	372,720	(1,900)
Treasury Wine Estates Ltd.	449,398	2,090,840	607,410
Woodside Petroleum Ltd.	174,989	4,012,314	(366,599)

			1,114,678

New Zealand
Fletcher Building Ltd.	116,204	565,302	14,128
Spark New Zealand Ltd.	142,377	311,663	9,849

			23,977

Total of Long Equity Positions			1,138,655

Short Positions

Common Stocks
Australia
ALS Ltd.	(82,018)	(225,841)	2,630
Alumina Ltd.	(899,406)	(791,475)	40,884

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
AMP Ltd.	(122,816)	$(545,748)	$28,265
APA Group	(204,371)	(1,273,910)	(12,068)
AusNet Services	(509,255)	(505,198)	(43,042)
Bank of Queensland Ltd.	(51,067)	(512,227)	(2,918)
Brambles Ltd.	(163,840)	(1,332,165)	(39,979)
Commonwealth Bank of Australia	(16,012)	(946,206)	(43,728)
Computershare Ltd.	(67,910)	(566,433)	(4,999)
Crown Resorts Ltd.	(121,986)	(1,112,537)	10,000
CSL Ltd.	(27,875)	(1,991,510)	(133,671)
Healthscope Ltd.	(163,991)	(316,882)	865
Insurance Australia Group Ltd.	(453,270)	(1,794,287)	(26,051)
Medibank Pvt Ltd.	(473,455)	(751,976)	13,711
Origin Energy Ltd.	(27,193)	(105,832)	13,845
QBE Insurance Group Ltd.	(49,369)	(456,935)	7,915
Ramsay Health Care Ltd.	(27,819)	(1,274,332)	(93,590)
REA Group Ltd.	(25,376)	(848,340)	(161,320)
Santos Ltd.	(258,749)	(841,168)	151,998
Seek Ltd.	(678,100)	(7,263,667)	(283,695)
South32 Ltd.	(222,193)	(175,325)	4,636
Westpac Banking Corp.	(35,226)	(851,087)	(2,783)
Woolworths Ltd.	(71,084)	(1,280,786)	19,577

			(553,518)

Rights
Australia
Westpac Banking Corp.	(613)	(11,163)	7,695

Total of Short Equity Positions and Rights			(545,823)

Total of Long and Short Equity Positions and Rights			592,832

Net Cash and Other Receivables/ (Payables) (b)			(146,192)

Swaps, at Value			$446,640

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the HKD/USD 1Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	37-38 months maturity ranging from 07/20/2016 - 08/22/2016	$964,545

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Hong Kong
BOC Hong Kong Holdings Ltd.	124,500	$419,703	$(40,847)
CK Hutchison Holdings Ltd.	108,000	1,511,031	(59,303)
CLP Holdings Ltd.	313,000	2,673,729	(20,739)
Hang Seng Bank Ltd.	7,200	141,616	(5,152)
Kerry Properties Ltd.	356,500	1,103,635	(133,467)
MTR Corp. Ltd.	93,500	378,114	83,571
New World Development Co., Ltd.	758,000	869,108	(124,799)
Orient Overseas International Ltd.	122,500	603,745	(17,400)
Sino Land Co., Ltd.	790,000	1,239,128	(88,291)
Sun Hung Kai Properties Ltd.	72,000	957,052	(91,642)
Swire Pacific Ltd.	31,500	351,835	24
WH Group Ltd.	3,204,000	1,867,834	(84,582)
Yue Yuen Industrial Holdings Ltd.	323,500	1,159,722	(63,859)

			(646,486)

Total of Long Equity Positions			(646,486)

Short Positions

Common Stocks
Hong Kong
AIA Group Ltd.	(82,000)	(490,260)	304
ASM Pacific Technology Ltd.	(102,600)	(826,722)	25,672
Bank of East Asia Ltd./The	(60,600)	(218,454)	(6,341)
Cathay Pacific Airways Ltd.	(304,000)	(613,655)	90,575
Cheung Kong Property Holdings Ltd.	(350,500)	(2,391,459)	124,080
Esprit Holdings Ltd.	(698,600)	(738,979)	(30,030)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Galaxy Entertainment Group Ltd.	(359,000)	$(1,292,947)	$168,084
Hang Lung Properties Ltd.	(109,000)	(252,691)	5,712
HKT Trust & HKT Ltd.	(866,000)	(1,034,297)	(71,243)
Hong Kong & China Gas Co., Ltd.	(1,686,120)	(3,408,878)	109,072
Hysan Development Co., Ltd.	(92,000)	(381,036)	5,155
MGM China Holdings Ltd.	(994,000)	(1,710,797)	475,383
Sands China Ltd.	(100,400)	(380,774)	40,398
Swire Properties Ltd.	(194,400)	(603,167)	44,202
Techtronic Industries Co., Ltd.	(96,000)	(340,388)	(48,244)
Value Partners Group Ltd.	(314,000)	(372,291)	7,314
Wharf Holdings Ltd./The	(34,000)	(189,323)	1,864
Wynn Macau Ltd.	(327,600)	(382,859)	2,257

			944,214

United States
Samsonite International SA	(208,200)	(677,054)	53,084

Total of Short Equity Positions			997,298

Total of Long and Short Equity Positions			350,812

Net Cash and Other Receivables/ (Payables) (b)			613,733

Swaps, at Value			$964,545

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps* Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	15-61 months maturity ranging from 02/23/2017 - 12/22/2020	$(5,349,153)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Domtar Corp.	35,294	$1,309,007	$(4,894)

Ireland
Accenture PLC	14,408	1,491,571	14,065
Medtronic PLC	7,237	563,762	(7,092)
XL Group PLC	26,035	1,004,915	15,136

			22,109

Puerto Rico
Popular, Inc.	7,858	211,878	10,818

Singapore
Flextronics International Ltd.	130,674	1,446,576	18,279

Switzerland
ACE Ltd.	3,484	402,750	4,355
Allied World Assurance Co. Holdings AG	18,992	689,170	17,143
Garmin Ltd.	2,567	91,945	3,471
TE Connectivity Ltd.	10,878	706,214	(3,387)

			21,582

United Kingdom
Michael Kors Holdings Ltd.	26,567	1,047,537	16,737

United States
3M Co.	17,608	2,625,624	26,845
Aaron’s, Inc.	10,465	235,510	(1,198)
Abbott Laboratories	72,747	3,292,529	(25,461)
AbbVie, Inc.	32,258	1,855,218	55,746
Activision Blizzard, Inc.	17,700	687,999	(2,832)
Adobe Systems, Inc.	4,016	381,896	(4,633)
AES Corp.	9,918	91,747	3,168
Aetna, Inc.	28,601	3,113,505	(21,165)
Aflac, Inc.	51,794	3,127,322	(24,861)
AGCO Corp.	15,839	706,103	12,830

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Agilent Technologies, Inc.	89,057	$3,631,744	$91,729
Akamai Technologies, Inc.	34,068	1,793,880	(881)
Alleghany Corp.	1,302	626,286	(4,021)
Allison Transmission Holdings, Inc.	3,637	92,952	1,210
Allscripts Healthcare Solutions, Inc.	37,237	565,788	6,917
Allstate Corp./The	51,877	3,236,443	(15,400)
Alphabet, Inc.	4,081	3,141,676	33,383
Altria Group, Inc.	73,699	4,307,162	(17,144)
Amazon.com, Inc.	2,996	2,009,267	15,699
Amdocs Ltd.	55,957	3,073,581	(20,007)
AMERCO	976	383,958	(3,806)
Ameren Corp.	77,129	3,406,367	(72,080)
American Eagle Outfitters, Inc.	30,821	474,726	3,000
American Electric Power Co., Inc.	12,305	706,553	10,459
American Express Co.	5,479	381,174	(110)
American Financial Group, Inc.	14,030	1,018,709	(7,427)
American International Group, Inc.	39,431	2,410,683	32,856
American Water Works Co., Inc.	11,120	676,614	(12,194)
Ameriprise Financial, Inc.	15,103	1,587,325	19,936
AmerisourceBergen Corp.	41,105	4,208,580	54,419
Amgen, Inc.	24,122	3,894,197	21,527
AmTrust Financial Services, Inc.	3,517	221,741	(5,164)
Analog Devices, Inc.	22,638	1,282,344	(30,010)
ANSYS, Inc.	1,330	122,247	778
Anthem, Inc.	25,761	3,581,037	11,077
AO Smith Corp.	36,672	2,806,227	3,215
Apollo Education Group, Inc.	88,605	677,884	1,717

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Apple, Inc.	26,672	$2,902,601	$(95,106)
AptarGroup, Inc.	1,608	117,080	(259)
Archer-Daniels-Midland Co.	53,348	1,829,303	127,502
Armstrong World Industries, Inc.	15,307	707,642	(7,653)
Arrow Electronics, Inc.	36,102	1,977,008	(21,002)
Aspen Insurance Holdings Ltd.	12,377	605,702	(7,893)
Assurant, Inc.	21,559	1,747,767	(11,406)
Assured Guaranty Ltd.	105,726	2,675,925	118,413
Atwood Oceanics, Inc.	79,066	960,650	(151,805)
Automatic Data Processing, Inc.	6,928	587,564	(624)
AutoZone, Inc.	987	744,631	(12,366)
Avery Dennison Corp.	33,539	2,122,724	(21,170)
Avnet, Inc.	70,216	3,076,291	(68,238)
Avon Products, Inc.	323,793	1,304,886	6,476
Axis Capital Holdings Ltd.	24,236	1,364,889	(2,341)
Bank of America Corp.	35,497	614,098	(16,684)
Baxalta, Inc.	26,150	1,023,351	(2,717)
Baxter International, Inc.	71,021	2,673,664	35,787
BB&T Corp.	2,500	94,838	(313)
Bed Bath & Beyond, Inc.	12,540	641,866	(36,811)
Bemis Co., Inc.	64,033	2,867,825	(6,190)
Best Buy Co., Inc.	69,870	2,082,126	45,415
Big Lots, Inc.	39,750	1,512,964	19,001
Biogen, Inc.	10,297	3,059,959	94,526
BioMarin Pharmaceutical, Inc.	2,726	274,345	11,231
Bio-Rad Laboratories, Inc.	6,606	913,708	2,280
BlackRock, Inc.	1,357	454,389	7,697
Boeing Co./The	18,915	2,754,451	(19,531)
Brinker International, Inc.	18,556	846,903	42,858
Bristol-Myers Squibb Co.	15,194	1,055,567	(10,371)
Broadridge Financial Solutions, Inc.	31,338	1,691,272	(7,481)
Brocade Communications Systems, Inc.	500,726	4,416,404	180,261
Bruker Corp.	4,809	118,910	(2,196)
Brunswick Corp.	25,347	1,262,752	17,525
Bunge Ltd.	28,053	1,796,514	118,945
BWX Technologies, Inc.	55,819	1,735,973	37,396
CA, Inc.	52,663	1,510,162	(6,107)
Cabot Corp.	8,340	350,082	(9,143)
Cadence Design Systems, Inc.	78,270	1,666,738	(37,939)
California Resources Corp.	405,354	840,745	103,729
Campbell Soup Co.	10,127	544,693	(12,519)
Capital One Financial Corp.	18,315	1,361,463	(39,486)
Cardinal Health, Inc.	19,400	1,718,156	13,683

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Carlisle Cos., Inc.	29,457	$2,599,065	$13,476
Carnival Corp.	30,326	1,539,468	112,693
Carter’s, Inc.	28,324	2,529,859	(8,173)
CDW Corp.	27,762	1,188,387	(21,273)
CEB, Inc.	17,111	1,061,249	(10,805)
Celgene Corp.	4,278	517,173	(4,840)
CH Robinson Worldwide, Inc.	8,902	561,642	(9,540)
Charles River Laboratories International, Inc.	33,160	2,632,493	33,239
Cheesecake Factory, Inc./The	28,013	1,300,304	(8,625)
Chemours Co./The	54,918	259,213	35,148
Chico’s FAS, Inc.	68,886	753,770	(18,757)
Church & Dwight Co., Inc.	16,922	1,454,654	(18,315)
Cintas Corp.	19,907	1,820,252	(7,720)
Cisco Systems, Inc.	147,985	3,954,159	64,373
CIT Group, Inc.	3,200	129,600	(2,560)
Citigroup, Inc.	45,816	2,420,917	(49,939)
Citrix Systems, Inc.	25,065	1,946,523	(50,356)
Clorox Co./The	13,103	1,710,362	(48,509)
Coach, Inc.	26,049	850,239	2,344
Coca-Cola Co./The	35,704	1,553,955	(20,111)
Cognizant Technology Solutions Corp.	3,006	181,701	(1,281)
Colgate-Palmolive Co.	30,810	2,075,982	(23,420)
Comcast Corp.	19,322	1,109,827	(19,487)
Commerce Bancshares, Inc.	11,767	512,665	(12,096)
Commercial Metals Co.	32,947	460,213	(9,168)
Community Health Systems, Inc.	68,306	1,742,486	69,672
CommVault Systems, Inc.	2,381	95,878	(2,186)
Computer Sciences Corp.	79,978	2,542,993	70,688
Consolidated Edison, Inc.	38,800	2,514,903	(21,227)
Convergys Corp.	37,267	957,094	(29,519)
CoreLogic, Inc.	21,096	750,060	(35,750)
Corning, Inc.	49,234	890,643	9,354
CR Bard, Inc.	11,586	2,208,753	(13,901)
Cracker Barrel Old Country Store, Inc.	2,750	343,409	5,373
Crane Co.	20,307	955,627	15,860
Crown Holdings, Inc.	20,100	1,036,716	(17,646)
CSX Corp.	56,037	1,434,547	19,613
Cummins, Inc.	20,885	1,796,901	41,188
CVR Energy, Inc.	3,323	131,946	(1,186)
CVS Health Corp.	17,575	1,664,528	53,780
Dana Holding Corp.	25,005	359,382	(14,313)
Danaher Corp.	16,533	1,519,217	16,368
Darden Restaurants, Inc.	25,176	1,470,051	132,150
Dean Foods Co.	64,411	1,132,359	(27,710)
Delta Air Lines, Inc.	33,759	1,722,722	(11,478)
Deluxe Corp.	11,660	637,143	(1,207)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
DENTSPLY International, Inc.	21,015	$1,286,057	$(7,294)
Dick’s Sporting Goods, Inc.	12,783	462,617	(10,738)
Dillard’s, Inc.	4,872	330,419	(10,280)
Discover Financial Services	59,640	3,213,403	(15,506)
Domino’s Pizza, Inc.	6,673	729,826	12,545
Dover Corp.	3,798	225,829	7,026
Dow Chemical Co./The	15,149	764,953	14,917
DR Horton, Inc.	16,811	547,153	(8,696)
Dr. Pepper Snapple Group, Inc.	38,582	3,610,622	(14,780)
DST Systems, Inc.	6,524	757,936	(13,808)
DTE Energy Co.	20,433	1,640,811	(2,289)
Dun & Bradstreet Corp./The	12,807	1,343,998	(12,967)
Eaton Corp PLC	28,307	1,452,636	20,461
eBay, Inc.	117,054	3,283,365	(66,721)
Edison International	7,699	468,869	(13,011)
Edwards Lifesciences Corp.	20,038	1,622,878	(40,276)
Electronic Arts, Inc.	17,948	1,276,462	(43,075)
Eli Lilly & Co.	19,171	1,652,924	(37,575)
Emerson Electric Co.	32,441	1,459,845	91,808
Entergy Corp.	15,186	1,020,955	17,160
EP Energy Corp.	171,826	597,954	154,643
Equifax, Inc.	32,574	3,687,377	(59,610)
Estee Lauder Cos., Inc./The	13,881	1,238,393	(16,032)
Esterline Technologies Corp.	5,744	479,955	(14,691)
Exelon Corp.	77,906	2,072,300	91,150
Expedia, Inc.	15,224	1,958,872	(66,529)
Expeditors International of Washington, Inc.	9,320	430,438	(10,106)
Express Scripts Holding Co.	7,755	682,410	(4,545)
F5 Networks, Inc.	15,720	1,555,337	(31,126)
Facebook, Inc.	2,976	316,111	(4,643)
FactSet Research Systems, Inc.	10,983	1,784,555	952
Fair Isaac Corp.	991	92,456	877
Fairchild Semiconductor International, Inc.	31,548	632,537	20,822
FedEx Corp.	9,351	1,419,856	(26,650)
Fifth Third BanCorp.	14,903	303,704	(4,154)
First American Financial Corp.	2,848	103,709	(1,465)
First Solar, Inc.	43,526	2,806,556	65,724
Fiserv, Inc.	1,731	161,544	(3,226)
FLIR Systems, Inc.	10,267	293,925	(5,730)
Flowers Foods, Inc.	18,768	415,241	(11,917)
Fluor Corp.	3,740	172,489	4,114
Foot Locker, Inc.	20,634	1,320,782	22,285
Ford Motor Co.	77,447	1,082,709	8,519

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Franklin Resources, Inc.	51,728	$1,849,105	$55,520
GameStop Corp.	7,706	223,859	(7,783)
Gap, Inc./The	29,040	731,808	(14,520)
Gartner, Inc.	1,043	94,538	62
General Dynamics Corp.	26,564	3,670,082	(21,251)
General Mills, Inc.	32,935	1,906,597	(7,565)
General Motors Co.	177,172	6,043,337	(17,717)
Genpact Ltd.	48,146	1,197,195	5,493
Gilead Sciences, Inc.	34,744	3,556,396	(40,650)
Global Payments, Inc.	4,690	311,485	(8,934)
GNC Holdings, Inc.	23,245	714,784	6,276
Goodyear Tire & Rubber Co./The	83,627	2,717,878	14,217
Graham Holdings Co.	2,622	1,300,486	(28,894)
Groupon, Inc.	422,689	1,339,924	(42,269)
Guess?, Inc.	12,796	248,148	(6,559)
H&R Block, Inc.	11,378	383,206	(4,205)
Hanover Insurance Group, Inc./The	10,411	857,270	(10,439)
Hartford Financial Services Group, Inc./The	15,989	692,603	2,279
HCA Holdings, Inc.	39,914	2,584,032	115,351
HD Supply Holdings, Inc.	36,317	1,057,834	32,766
Herman Miller, Inc.	51,728	1,560,024	(75,430)
HNI Corp.	5,192	193,188	(5,965)
HollyFrontier Corp.	53,004	2,230,539	(116,209)
Hologic, Inc.	12,075	479,231	(12,050)
Home Depot, Inc./The	11,143	1,463,633	10,029
Honeywell International, Inc.	7,299	769,115	(13,158)
Hormel Foods Corp.	8,261	660,398	(7,118)
HP, Inc.	255,027	3,034,821	(15,302)
HSN, Inc.	9,590	491,306	(5,381)
Hubbell, Inc.	3,750	350,100	28,800
Huntington Ingalls Industries, Inc.	37,436	4,763,039	(14,283)
Huntsman Corp.	8,464	85,103	11,133
IAC/InterActiveCorp.	28,495	1,753,012	(41,888)
IHS, Inc.	2,200	256,586	3,960
IMS Health Holdings, Inc.	23,106	591,962	(3,452)
Ingram Micro, Inc.	115,460	3,567,715	(60,040)
Ingredion, Inc.	16,471	1,605,648	(27,067)
Integrated Device Technology, Inc.	64,806	1,748,466	(40,828)
Intel Corp.	58,650	2,047,472	(26,979)
InterDigital, Inc.	13,120	633,405	10,000
International Business Machines Corp.	19,739	2,699,308	17,173
International Paper Co.	56,381	2,126,691	(1,128)
Interpublic Group of Cos., Inc./The	65,524	1,473,635	51,764
Intuit, Inc.	13,772	1,347,866	(18,868)
Invesco Ltd.	26,266	826,409	52,976
ITT Corp.	22,736	807,330	18,442
Jabil Circuit, Inc.	24,635	585,930	(12,181)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Jack Henry & Associates, Inc.	12,606	$994,430	$(10,406)
Jack in the Box, Inc.	19,086	1,460,614	3,473
Jacobs Engineering Group, Inc.	22,501	936,042	7,875
Janus Capital Group, Inc.	11,489	160,135	1,745
JetBlue Airways Corp.	45,509	1,050,262	(19,483)
John Wiley & Sons, Inc.	20,427	919,454	374
Johnson & Johnson	26,457	2,744,513	(26,850)
JPMorgan Chase & Co.	26,346	1,746,213	(6,587)
Juniper Networks, Inc.	65,060	1,874,910	(79,254)
Kellogg Co.	9,359	670,198	6,177
KeyCorp.	30,673	399,704	4,873
Keysight Technologies, Inc.	3,299	94,045	(585)
Kimberly-Clark Corp.	31,487	3,993,776	14,519
Kohl’s Corp.	4,330	192,472	13,765
Kroger Co./The	28,205	1,182,918	(3,103)
L Brands, Inc.	8,126	784,809	(6,176)
L-3 Communications Holdings, Inc.	12,258	1,459,048	5,906
Lam Research Corp.	19,289	1,518,044	13,888
Lancaster Colony Corp.	6,397	737,963	635
Landstar System, Inc.	7,702	451,331	392
Lear Corp.	13,587	1,662,472	6,419
Legg Mason, Inc.	29,945	1,170,728	4,014
Leggett & Platt, Inc.	10,824	467,798	(12,974)
Leidos Holdings, Inc.	39,864	2,287,868	(45,120)
Lennox International, Inc.	5,499	697,157	(10,332)
Liberty Interactive Corp. QVC Group	68,142	1,803,136	58,504
LifePoint Health, Inc.	7,704	559,840	5,633
Lincoln Electric Holdings, Inc.	16,283	821,879	23,045
Lincoln National Corp.	45,806	2,301,293	916
Linear Technology Corp.	16,908	743,222	(25,139)
Lockheed Martin Corp.	2,634	580,377	(8,404)
Lowe’s Cos., Inc.	29,294	2,194,121	33,395
LyondellBasell Industries NV	21,843	1,916,732	(18,575)
Macy’s, Inc.	46,932	1,619,154	22,527
Mallinckrodt PLC	16,141	1,174,470	30,133
Manhattan Associates, Inc.	13,479	953,159	(61,254)
ManpowerGroup, Inc.	33,963	2,857,997	4,744
Marathon Petroleum Corp.	64,806	3,325,844	33,699
Marvell Technology Group Ltd.	346,397	2,933,983	121,239
Masco Corp.	134,687	3,821,070	(9,428)
Maxim Integrated Products, Inc.	41,525	1,577,669	281
McDonald’s Corp.	16,634	1,954,495	10,646
McGraw Hill Financial, Inc.	5,405	515,205	17,620
McKesson Corp.	21,327	4,052,557	153,768

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Mead Johnson Nutrition Co.	14,757	$1,144,996	$20,070
Medivation, Inc.	55,409	2,419,157	259,314
Mentor Graphics Corp.	77,397	1,438,087	(12,435)
Merck & Co., Inc.	44,061	2,322,395	4,907
MetLife, Inc.	52,928	2,512,492	39,167
Mettler-Toledo International, Inc.	2,537	880,040	(19,667)
Michaels Cos., Inc./The	4,398	96,616	624
Micron Technology, Inc.	107,591	1,540,703	(17,215)
Microsoft Corp.	37,876	2,109,693	(8,333)
Minerals Technologies, Inc.	2,031	95,805	(2,663)
Molina Healthcare, Inc.	41,698	2,466,038	41,263
Mondelez International, Inc.	45,423	2,018,613	18,155
Moody’s Corp.	5,007	490,085	12,317
Morgan Stanley	33,448	1,083,046	(19,065)
Mosaic Co./The	20,959	604,458	(26,199)
Motorola Solutions, Inc.	4,428	308,127	(5,031)
MSCI, Inc.	45,651	3,236,849	55,958
MSG Networks, Inc.	80,035	1,664,767	(39)
Murphy USA, Inc.	12,459	778,248	(21,488)
Nasdaq, Inc.	48,749	2,755,973	79,756
Navient Corp.	69,026	861,444	(71,097)
NCR Corp.	29,541	756,250	(33,677)
NetApp, Inc.	64,661	1,769,654	(54,198)
NeuStar, Inc.	16,505	408,563	(12,938)
News Corp.	44,470	602,858	(8,739)
NIKE, Inc.	46,272	3,012,770	(120,770)
NiSource, Inc.	48,226	929,797	11,092
Nordstrom, Inc.	7,221	370,726	(11,048)
Northrop Grumman Corp.	17,763	3,344,951	8,882
Nu Skin Enterprises, Inc.	33,541	1,272,965	(2,096)
Nuance Communications, Inc.	26,210	532,907	(11,590)
NVIDIA Corp.	30,010	980,427	8,703
NVR, Inc.	261	431,301	(2,478)
Oil States International, Inc.	61,260	1,729,982	(60,647)
Old Republic International Corp.	20,920	393,684	(3,944)
Omnicom Group, Inc.	7,112	534,576	3,518
ON Semiconductor Corp.	155,192	1,558,595	(37,713)
OneMain Holdings, Inc.	14,503	601,133	1,322
Oracle Corp.	49,073	1,813,059	(20,423)
Orbital ATK, Inc.	6,546	576,540	8,279
O’Reilly Automotive, Inc.	2,011	518,061	(8,433)
Owens Corning	94,653	4,437,333	14,198
Panera Bread Co.	2,089	405,855	1,040
Parker-Hannifin Corp.	1,511	143,832	2,705
PepsiCo, Inc.	82,215	8,237,943	(23,020)
Pfizer, Inc.	110,193	3,562,540	(5,510)
PG&E Corp.	40,561	2,184,210	(26,770)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Philip Morris International, Inc.	16,023	$1,427,329	$(18,747)
Phillips 66	15,903	1,305,179	(4,314)
Pinnacle Foods, Inc.	3,171	133,274	1,366
Pinnacle West Capital Corp.	11,392	733,678	878
Pitney Bowes, Inc.	62,626	1,241,247	51,980
Plantronics, Inc.	15,102	738,133	(21,997)
PNC Financial Services Group, Inc./The	12,137	1,163,723	(6,946)
Polycom, Inc.	122,372	1,607,931	(67,267)
Priceline Group, Inc./The	1,224	1,607,744	(47,205)
Principal Financial Group, Inc.	10,234	468,101	(7,776)
ProAssurance Corp.	11,824	582,351	(8,533)
Procter & Gamble Co./The	50,715	4,071,907	(44,629)
Progressive Corp./The	8,886	286,833	(4,258)
Prudential Financial, Inc.	17,017	1,392,841	(7,487)
PTC, Inc.	8,531	289,542	5,886
Public Service Enterprise Group, Inc.	172,918	6,590,061	100,136
PVH Corp.	10,463	775,892	(5,292)
QEP Resources, Inc.	52,119	609,271	89,123
QUALCOMM, Inc.	17,190	873,821	(14,579)
Quanta Services, Inc.	44,766	897,776	8,735
Quest Diagnostics, Inc.	24,911	1,722,157	50,011
Quintiles Transnational Holdings, Inc.	57,482	4,015,693	(68,978)
Rackspace Hosting, Inc.	87,409	2,185,333	27,862
Ralph Lauren Corp.	10,085	1,139,898	(15,622)
Raytheon Co.	18,752	2,388,810	(53,624)
Red Hat, Inc.	7,778	632,575	11,521
Regions Financial Corp.	50,242	489,444	(7,120)
Reinsurance Group of America, Inc.	23,079	1,999,130	(24,722)
Reliance Steel & Aluminum Co.	16,049	898,945	30,453
RenaissanceRe Holdings Ltd.	1,091	121,123	2,367
Republic Services, Inc.	13,021	571,118	1,675
ResMed, Inc.	7,457	406,753	(6,386)
Reynolds American, Inc.	11,584	539,491	(4,890)
Robert Half International, Inc.	70,396	3,262,950	55,518
Rockwell Automation, Inc.	28,025	2,803,061	72,585
Ross Stores, Inc.	12,200	657,092	(610)
Rovi Corp.	52,162	574,825	294,194
Sally Beauty Holdings, Inc.	17,574	501,386	(11,247)
Santander Consumer USA Holdings, Inc.	30,053	464,020	12,320
Seagate Technology PLC	16,218	550,115	44,437
SEI Investments Co.	11,336	596,407	(2,400)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Sensient Technologies Corp.	1,607	$100,538	$414
Service Corp. International	18,266	477,894	(2,612)
Sherwin-Williams Co./The	1,931	509,343	(8,055)
Skechers U.S.A., Inc.	33,546	1,014,096	(671)
Skyworks Solutions, Inc.	9,249	720,756	(10,156)
Snap-on, Inc.	1,660	282,947	1,627
Sonoco Products Co.	35,245	1,440,098	365
Southwest Airlines Co.	45,871	1,995,847	(20,642)
Spirit AeroSystems Holdings, Inc.	78,835	3,819,573	127,695
SPX Corp.	64,102	590,406	7,665
St. Jude Medical, Inc.	27,607	1,695,665	9,620
Stanley Black & Decker, Inc.	6,516	700,732	(5,279)
Staples, Inc.	97,695	931,371	(6,199)
Starbucks Corp.	16,640	995,207	3,692
State Street Corp.	9,647	640,561	(386)
Steel Dynamics, Inc.	25,238	429,298	21,705
Stryker Corp.	5,105	476,136	(1,678)
SunTrust Banks, Inc.	15,276	665,507	(11,083)
Superior Energy Services, Inc.	29,957	392,137	11,384
SUPERVALU, Inc.	301,271	2,030,567	12,051
Synchrony Financial	63,003	1,907,117	8,804
Synopsys, Inc.	22,292	1,008,045	8,693
Sysco Corp.	5,049	209,434	(2,425)
T Rowe Price Group, Inc.	10,615	770,721	(11,855)
Talen Energy Corp.	41,761	246,795	13,377
Target Corp.	53,261	3,852,368	14,913
Tech Data Corp.	37,369	2,497,087	(16,533)
Teekay Corp.	18,402	183,021	(1,393)
Teledyne Technologies, Inc.	2,980	265,493	(1,167)
Telephone & Data Systems, Inc.	28,079	738,184	(11,219)
Teradata Corp.	35,975	966,647	(16,187)
Teradyne, Inc.	79,204	1,635,131	2,016
Tesoro Corp.	17,644	1,869,382	(10,234)
Texas Instruments, Inc.	28,569	1,617,870	(52,003)
Textron, Inc.	13,265	558,720	(1,458)
Thermo Fisher Scientific, Inc.	4,626	639,128	17,070
Thomson Reuters Corp.	8,769	336,616	(4,709)
Thor Industries, Inc.	20,544	1,158,752	(5,206)
Time Warner, Inc.	6,207	402,121	(715)
Timken Co./The	13,209	360,079	17,567
TJX Cos., Inc./The	16,529	1,167,774	4,298
TopBuild Corp.	3,107	91,201	4,402
Torchmark Corp.	2,363	136,465	(1,396)
Total System Services, Inc.	41,592	2,160,171	(88,889)
Tractor Supply Co.	1,553	133,356	(575)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Travelers Cos., Inc./The	22,265	$2,521,957	$(9,129)
Trinity Industries, Inc.	12,134	288,911	2,548
Triumph Group, Inc.	18,001	611,314	104,226
Tupperware Brands Corp.	6,001	334,007	(51)
Tyson Foods, Inc.	25,380	1,352,626	889
Union Pacific Corp.	14,272	1,106,760	9,310
United Technologies Corp.	10,231	960,384	22,508
United Therapeutics Corp.	28,937	4,576,097	(44,274)
UnitedHealth Group, Inc.	22,360	2,665,759	(35,329)
Universal Health Services, Inc.	8,189	963,122	15,381
Unum Group	40,549	1,341,276	8,600
Urban Outfitters, Inc.	15,162	350,065	(5,130)
US Bancorp.	23,606	1,029,822	(22,554)
Valero Energy Corp.	44,401	3,182,664	(43,069)
Validus Holdings Ltd.	34,248	1,589,143	(3,803)
Varian Medical Systems, Inc.	12,193	956,734	28,461
VCA, Inc.	2,682	144,138	3,372
Vectren Corp.	12,348	516,270	7,532
VeriSign, Inc.	11,796	1,036,294	(5,796)
Verizon Communications, Inc.	42,040	1,938,044	5,045
VF Corp.	24,370	1,522,150	(5,118)
Viacom, Inc.	44,633	1,777,898	59,196
Vishay Intertechnology, Inc.	47,181	565,024	3,507
VMware, Inc.	12,294	701,742	(6,270)
Voya Financial, Inc.	8,486	311,521	1,697
Waddell & Reed Financial, Inc.	29,624	869,971	(20,948)
Wal-Mart Stores, Inc.	67,526	3,982,683	156,660
Walt Disney Co./The	4,982	533,893	(10,384)
Waste Management, Inc.	30,629	1,635,897	(1,228)
Waters Corp.	4,273	567,831	7,229
Watsco, Inc.	4,182	497,399	(7,562)
WellCare Health Plans, Inc.	3,683	297,034	(8,987)
Wells Fargo & Co.	26,014	1,441,439	(27,318)
Werner Enterprises, Inc.	66,117	1,593,210	(46,733)
WESCO International, Inc.	8,765	351,882	30,973
Western Digital Corp.	45,429	2,698,483	29,529
Western Refining, Inc.	35,384	1,341,761	(81,383)
Western Union Co./The	71,125	1,290,689	(16,841)
Westlake Chemical Corp.	23,412	1,271,376	364
WGL Holdings, Inc.	1,465	92,804	(523)
Whirlpool Corp.	6,241	917,614	(999)
World Fuel Services Corp.	32,755	1,282,937	(23,179)
Worthington Industries, Inc.	11,708	355,283	(2,404)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Wyndham Worldwide Corp.	2,921	$212,327	$(116)
Xerox Corp.	154,362	1,572,949	67,919
Xilinx, Inc.	35,173	1,663,699	(11,624)
Yelp, Inc.	21,986	602,856	30,341
Yum! Brands, Inc.	25,983	1,878,830	19,229
Zoetis, Inc.	24,964	1,167,634	28,640
Zynga, Inc.	316,857	823,828	25,348

			1,220,785

Total of Long Equity Positions			1,305,416

Short Positions

Common Stocks
Canada
lululemon athletica, Inc.	(18,785)	(984,567)	(1,082)

Ireland
Alkermes PLC	(6,892)	(535,439)	(11,647)
Allegion PLC	(14,515)	(957,986)	1,157
Endo International PLC	(42,891)	(2,632,650)	6,863
Perrigo Co PLC	(9,304)	(1,360,563)	14,274

			10,647

Netherlands
Chicago Bridge & Iron Co. NV	(32,008)	(1,278,422)	30,430
Core Laboratories NV	(30,672)	(3,389,215)	53,942
Frank’s International NV	(37,075)	(590,644)	(28,137)
QIAGEN NV	(52,705)	(1,420,873)	(36,420)
Sensata Technologies Holding NV	(110,592)	(4,939,039)	(154,829)

			(135,014)

Norway
Golar LNG Ltd.	(35,103)	(495,303)	(58,973)

Panama
Copa Holdings SA	(4,643)	(227,431)	3,360

Singapore
Avago Technologies Ltd.	(6,190)	(869,571)	(28,907)

Switzerland
Weatherford International PLC	(170,140)	(1,464,906)	37,431

United Kingdom
Aon PLC	(20,357)	(1,899,071)	21,952
Delphi Automotive PLC	(9,478)	(791,034)	(21,515)
Ensco PLC	(26,949)	(411,175)	(3,570)
Liberty Global PLC	(31,325)	(1,254,485)	(72,442)
Pentair PLC	(44,392)	(2,208,945)	10,210
Willis Group Holdings PLC	(7,376)	(340,255)	(17,997)

			(83,362)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
3D Systems Corp.	(111,445)	$(1,013,347)	$44,890
Acadia Healthcare Co., Inc.	(52,318)	(3,224,948)	(42,835)
ACI Worldwide, Inc.	(6,823)	(157,338)	11,326
Acuity Brands, Inc.	(3,971)	(937,625)	9,205
Acxiom Corp.	(49,283)	(1,077,819)	46,819
ADT Corp./The	(56,964)	(1,888,357)	9,684
Advance Auto Parts, Inc.	(5,343)	(817,853)	13,678
AECOM	(68,339)	(2,002,256)	(49,964)
Agios Pharmaceuticals, Inc.	(3,604)	(200,274)	(33,697)
Air Lease Corp.	(28,796)	(923,045)	(41,045)
Air Products & Chemicals, Inc.	(3,224)	(427,629)	8,154
Akorn, Inc.	(98,816)	(3,467,453)	(219,372)
Albemarle Corp.	(50,357)	(2,639,714)	(180,782)
Alcoa, Inc.	(101,734)	(976,047)	(28,068)
Alere, Inc.	(17,013)	(668,573)	3,535
Alexion Pharmaceuticals, Inc.	(29,102)	(5,406,861)	(144,346)
Align Technology, Inc.	(21,399)	(1,386,013)	(23,111)
Allegheny Technologies, Inc.	(43,668)	(462,073)	(29,192)
Alliance Data Systems Corp.	(12,764)	(3,435,920)	(94,219)
Alliant Energy Corp.	(18,874)	(1,198,843)	20,161
Ally Financial, Inc.	(101,157)	(1,871,832)	(13,734)
Alnylam Pharmaceuticals, Inc.	(13,270)	(1,170,149)	(79,089)
AMC Networks, Inc.	(3,344)	(260,377)	10,647
American Airlines Group, Inc.	(39,367)	(1,671,523)	4,330
AMETEK, Inc.	(43,544)	(2,331,781)	(1,742)
Amphenol Corp.	(41,381)	(2,182,020)	20,691
Anadarko Petroleum Corp.	(28,629)	(1,337,833)	(52,964)
Apache Corp.	(45,787)	(1,966,552)	(69,596)
Aqua America, Inc.	(50,771)	(1,531,060)	18,084
Arista Networks, Inc.	(41,830)	(3,149,065)	(106,983)
ARRIS Group, Inc.	(125,776)	(3,755,671)	(89,301)
Arthur J Gallagher & Co.	(6,633)	(273,678)	2,123
Artisan Partners Asset Management, Inc.	(12,672)	(451,841)	(5,111)
Ascena Retail Group, Inc.	(88,764)	(919,817)	45,492
Ashland, Inc.	(5,782)	(602,085)	8,273
Associated Banc-Corp.	(4,988)	(95,520)	1,995
AT&T, Inc.	(34,277)	(1,166,803)	(12,668)
athenahealth, Inc.	(3,637)	(572,100)	(13,348)
Autodesk, Inc.	(13,555)	(823,331)	(2,575)
AutoNation, Inc.	(2,348)	(140,318)	236
Avis Budget Group, Inc.	(123,460)	(4,346,996)	(133,367)
B/E Aerospace, Inc.	(8,614)	(360,151)	(4,824)
Ball Corp.	(33,585)	(2,384,390)	(58,247)
Bank of Hawaii Corp.	(1,485)	(94,128)	722
Bank of the Ozarks, Inc.	(17,709)	(904,894)	29,006
BankUnited, Inc.	(5,436)	(199,805)	3,783

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Becton Dickinson and Co.	(9,328)	$(1,454,332)	$16,980
Belden, Inc.	(1,960)	(95,368)	1,915
Bio-Techne Corp.	(27,409)	(2,456,399)	(10,411)
Black Hills Corp.	(20,312)	(937,985)	(5,101)
Black Knight Financial Services, Inc.	(45,372)	(1,505,903)	5,905
Bluebird Bio, Inc.	(18,012)	(1,116,744)	(39,987)
BorgWarner, Inc.	(93,832)	(3,856,562)	(199,795)
Boston Scientific Corp.	(48,940)	(910,284)	7,831
Brookdale Senior Living, Inc.	(57,120)	(1,040,726)	(13,709)
Brown & Brown, Inc.	(18,410)	(590,828)	(133)
Brown-Forman Corp.	(22,669)	(2,302,424)	51,846
Buffalo Wild Wings, Inc.	(6,512)	(1,038,459)	(1,182)
Cabela’s, Inc.	(51,354)	(2,382,313)	(17,460)
Cable One, Inc.	(1,089)	(484,371)	12,116
Cabot Oil & Gas Corp.	(76,019)	(1,237,620)	(107,157)
CalAtlantic Group, Inc.	(24,259)	(931,105)	11,204
Calpine Corp.	(6,603)	(83,423)	(12,122)
CarMax, Inc.	(39,610)	(2,253,360)	115,608
Casey’s General Stores, Inc.	(2,130)	(264,759)	8,201
Catalent, Inc.	(26,929)	(707,110)	33,077
Caterpillar, Inc.	(8,166)	(554,289)	(672)
Cathay General Bancorp	(2,975)	(93,926)	719
CBOE Holdings, Inc.	(19,086)	(1,250,413)	11,732
CBS Corp.	(9,906)	(461,334)	(5,536)
CDK Global, Inc.	(21,851)	(1,049,941)	12,674
Celanese Corp.	(4,475)	(296,102)	(5,199)
CenterPoint Energy, Inc.	(5,233)	(93,497)	(2,581)
CenturyLink, Inc.	(13,023)	(330,784)	3,126
Cerner Corp.	(17,928)	(1,082,493)	3,765
CF Industries Holdings, Inc.	(20,630)	(878,021)	36,111
Charles Schwab Corp./The	(111,565)	(3,705,074)	31,238
Cheniere Energy, Inc.	(64,436)	(2,401,010)	769
Chevron Corp.	(16,371)	(1,485,496)	12,761
Chipotle Mexican Grill, Inc.	(2,689)	(1,492,099)	201,783
Ciena Corp.	(82,091)	(1,677,005)	(21,458)
Cimarex Energy Co.	(23,115)	(2,211,939)	145,920
Cinemark Holdings, Inc.	(2,911)	(96,814)	(501)
Clean Harbors, Inc.	(17,350)	(708,574)	(14,054)
CME Group, Inc.	(15,298)	(1,431,720)	45,721
CMS Energy Corp.	(55,880)	(2,033,394)	17,243
Cobalt International Energy, Inc.	(104,879)	(583,127)	16,781
Cognex Corp.	(14,861)	(511,647)	9,791
Colfax Corp.	(35,743)	(829,338)	(5,262)
Columbia Pipeline Group, Inc.	(43,324)	(852,183)	(14,297)
CommScope Holding Co., Inc.	(108,630)	(2,822,956)	10,525

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Compass Minerals International, Inc.	(10,446)	$(788,544)	$2,273
ConAgra Foods, Inc.	(6,068)	(246,543)	(9,284)
Concho Resources, Inc.	(18,105)	(1,725,018)	43,788
ConocoPhillips	(25,683)	(1,214,292)	15,153
CONSOL Energy, Inc.	(99,660)	(687,654)	(99,660)
Constellation Brands, Inc.	(15,500)	(2,168,295)	(39,525)
Cooper Cos., Inc./The	(10,245)	(1,397,612)	22,733
Copart, Inc.	(29,398)	(1,139,246)	21,828
CoStar Group, Inc.	(7,426)	(1,528,419)	(6,461)
Costco Wholesale Corp.	(9,222)	(1,481,791)	(7,562)
Covanta Holding Corp.	(144,874)	(2,281,614)	37,516
CST Brands, Inc.	(25,196)	(974,329)	(11,842)
Cullen/Frost Bankers, Inc.	(5,855)	(362,366)	11,066
Cypress Semiconductor Corp.	(167,941)	(1,612,234)	(35,268)
DaVita HealthCare Partners, Inc.	(22,232)	(1,514,444)	(35,349)
Deckers Outdoor Corp.	(4,593)	(225,365)	8,576
Deere & Co.	(18,779)	(1,451,060)	18,786
Denbury Resources, Inc.	(45,427)	(95,665)	3,903
Devon Energy Corp.	(10,964)	(317,737)	(33,111)
DeVry Education Group, Inc.	(37,218)	(945,475)	3,488
DexCom, Inc.	(18,015)	(1,472,366)	(3,063)
Diamond Offshore Drilling, Inc.	(4,489)	(95,178)	460
Diebold, Inc.	(44,135)	(1,347,944)	19,922
Discovery Communications, Inc.	(63,331)	(1,677,005)	(12,666)
DISH Network Corp.	(5,247)	(304,997)	4,973
Dolby Laboratories, Inc.	(19,940)	(680,222)	9,241
Dollar General Corp.	(7,634)	(553,789)	5,133
Dollar Tree, Inc.	(97,322)	(7,452,919)	(62,286)
Dominion Resources, Inc.	(138,622)	(9,362,530)	(13,862)
Donaldson Co., Inc.	(33,015)	(936,841)	(9,369)
DreamWorks Animation SKG, Inc.	(10,892)	(287,305)	6,618
DSW, Inc.	(10,053)	(245,716)	5,852
Duke Energy Corp.	(13,074)	(921,717)	(11,636)
Dunkin’ Brands Group, Inc.	(22,220)	(949,436)	3,086
E*TRADE Financial Corp.	(40,002)	(1,196,867)	11,208
Eagle Materials, Inc.	(23,922)	(1,437,314)	(8,293)
Eastman Chemical Co.	(6,756)	(462,443)	6,345
Eaton Vance Corp.	(2,899)	(93,266)	(749)
EchoStar Corp.	(6,673)	(248,974)	(12,007)
Ecolab, Inc.	(12,061)	(1,390,633)	11,096
Energen Corp.	(21,148)	(895,408)	28,552
Envision Healthcare Holdings Inc	(72,664)	(1,730,130)	(156,954)
EOG Resources, Inc.	(24,422)	(1,774,456)	45,623
EQT Corp.	(14,756)	(743,651)	(25,579)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Eversource Energy	(30,893)	$(1,600,384)	$22,678
Exxon Mobil Corp.	(23,937)	(1,866,129)	239
FEI Co.	(11,038)	(892,120)	11,398
FireEye, Inc.	(42,350)	(894,101)	15,762
First Horizon National Corp.	(31,970)	(472,803)	8,599
First Republic Bank	(12,472)	(830,489)	6,589
FirstEnergy Corp.	(4,701)	(148,223)	(940)
FleetCor Technologies, Inc.	(13,434)	(1,918,241)	(1,881)
Flowserve Corp.	(6,250)	(267,204)	4,204
FMC Corp.	(56,832)	(2,147,730)	(76,107)
FMC Technologies, Inc.	(5,496)	(159,872)	433
FNF Group	(20,163)	(701,759)	2,708
Forest City Enterprises, Inc.	(68,310)	(1,456,394)	(41,645)
Fortinet, Inc.	(15,634)	(494,624)	7,312
Fortune Brands Home & Security, Inc.	(27,832)	(1,552,644)	7,968
Freeport-McMoRan, Inc.	(44,688)	(273,491)	(29,047)
Frontier Communications Corp.	(307,189)	(1,471,435)	36,863
GATX Corp.	(4,906)	(204,559)	(4,191)
General Electric Co.	(108,134)	(3,303,494)	(64,880)
Genesee & Wyoming, Inc.	(30,618)	(1,607,473)	(36,407)
Gentex Corp.	(75,756)	(1,210,375)	(2,479)
Genworth Financial, Inc.	(64,080)	(239,944)	926
Graco, Inc.	(5,023)	(368,720)	6,713
Granite Construction, Inc.	(14,726)	(639,744)	7,851
Graphic Packaging Holding Co.	(76,795)	(972,993)	(12,287)
Greif, Inc.	(30,987)	(961,471)	6,761
Hain Celestial Group, Inc./The	(18,659)	(766,708)	13,071
Halliburton Co.	(95,258)	(3,255,918)	13,336
Halyard Health, Inc.	(4,351)	(146,469)	1,102
Hanesbrands, Inc.	(41,312)	(1,212,507)	(3,305)
Harley-Davidson, Inc.	(63,857)	(2,900,385)	1,916
Harman International Industries, Inc.	(13,861)	(1,273,415)	(32,430)
Harris Corp.	(26,565)	(2,208,083)	(100,416)
Hasbro, Inc.	(2,542)	(168,763)	(2,466)
Helmerich & Payne, Inc.	(35,920)	(1,883,848)	(39,668)
Henry Schein, Inc.	(1,848)	(291,877)	(458)
Hershey Co./The	(1,200)	(107,796)	672
Hertz Global Holdings, Inc.	(195,904)	(2,822,977)	35,263
Hess Corp.	(5,297)	(260,612)	3,814
Hexcel Corp.	(58,190)	(2,676,158)	(26,767)
Hill-Rom Holdings, Inc.	(11,365)	(560,677)	14,476
Hilton Worldwide Holdings, Inc.	(18,216)	(402,527)	12,705

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Howard Hughes Corp./The	(14,425)	$(1,632,601)	$268
Huntington Bancshares, Inc.	(8,641)	(96,088)	518
IDEXX Laboratories, Inc.	(47,856)	(3,341,784)	(147,875)
Illumina, Inc.	(37,760)	(6,844,000)	(403,843)
Incyte Corp.	(12,534)	(1,439,029)	79,716
Ingersoll-Rand PLC	(3,654)	(204,691)	2,662
Intercontinental Exchange, Inc.	(500)	(124,185)	(3,945)
International Flavors & Fragrances, Inc.	(5,694)	(685,214)	3,984
Intersil Corp.	(21,029)	(274,639)	6,309
Intuitive Surgical, Inc.	(858)	(462,522)	(6,083)
Ionis Pharmaceuticals, Inc.	(19,132)	(1,113,482)	(71,362)
IPG Photonics Corp.	(3,964)	(357,236)	3,805
ITC Holdings Corp.	(86,123)	(3,289,816)	(90,512)
JB Hunt Transport Services, Inc.	(10,540)	(764,994)	(8,220)
JC Penney Co., Inc.	(24,392)	(167,163)	4,713
JM Smucker Co./The	(6,940)	(858,062)	2,082
Johnson Controls, Inc.	(7,920)	(308,009)	(4,752)
Kansas City Southern	(68,117)	(4,898,975)	(187,322)
KAR Auction Services, Inc.	(18,752)	(699,933)	5,547
Kate Spade & Co.	(51,710)	(932,331)	13,445
KBR, Inc.	(38,802)	(659,647)	3,117
Kinder Morgan, Inc.	(170,874)	(2,626,333)	76,893
Kirby Corp.	(4,725)	(241,731)	(6,899)
KLX, Inc.	(39,524)	(1,244,611)	27,667
Knowles Corp.	(45,896)	(630,528)	18,735
Kosmos Energy Ltd.	(219,290)	(1,128,203)	(12,105)
Laboratory Corp. of America Holdings	(19,806)	(2,409,994)	(38,820)
Las Vegas Sands Corp.	(22,094)	(923,971)	(44,630)
Lennar Corp.	(37,555)	(1,837,531)	716
Leucadia National Corp.	(94,475)	(1,545,611)	(97,309)
Level 3 Communications, Inc.	(125,835)	(6,557,262)	(283,129)
Liberty Broadband Corp.	(25,051)	(1,287,740)	(11,405)
LinkedIn Corp.	(4,560)	(1,054,044)	27,679
Lions Gate Entertainment Corp.	(47,803)	(1,567,451)	19,111
Live Nation Entertainment, Inc.	(51,897)	(1,295,868)	20,759
Loews Corp.	(91,692)	(3,388,936)	(132,036)
Louisiana-Pacific Corp.	(192,574)	(3,272,959)	(195,299)
M&T Bank Corp.	(14,331)	(1,787,649)	51,018
Macquarie Infrastructure Corp.	(24,878)	(1,637,968)	(168,175)
Manitowoc Co., Inc./The	(79,198)	(1,188,334)	(27,355)
Marathon Oil Corp.	(30,163)	(385,483)	5,731
Markel Corp.	(282)	(248,482)	(623)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Marriott International, Inc.	(3,148)	$(207,862)	$(3,179)
Marsh & McLennan Cos., Inc.	(15,775)	(882,272)	7,548
Martin Marietta Materials, Inc.	(22,810)	(3,255,899)	140,510
MasterCard, Inc.	(13,784)	(1,369,165)	27,154
Mattel, Inc.	(123,351)	(3,311,974)	(39,472)
MAXIMUS, Inc.	(19,941)	(1,139,141)	17,460
McCormick & Co., Inc.	(1,090)	(92,626)	(634)
MDC Holdings, Inc.	(11,688)	(292,591)	(5,804)
MDU Resources Group, Inc.	(191,926)	(3,274,975)	(241,109)
MEDNAX, Inc.	(10,404)	(757,827)	12,277
Memorial Resource Development Corp.	(106,290)	(1,499,758)	(216,826)
MGM Resorts International	(90,700)	(1,945,515)	(115,189)
Microchip Technology, Inc.	(6,843)	(329,111)	10,638
Middleby Corp./The	(22,010)	(2,409,321)	35,102
Mohawk Industries, Inc.	(2,700)	(519,317)	7,964
Molson Coors Brewing Co.	(25,003)	(2,360,221)	11,940
Monsanto Co.	(8,949)	(862,463)	(19,192)
Monster Beverage Corp.	(31,494)	(4,733,233)	41,887
MSC Industrial Direct Co., Inc.	(10,398)	(571,994)	(13,101)
Murphy Oil Corp.	(4,242)	(95,346)	113
Mylan NV	(38,555)	(2,042,258)	(42,411)
Nabors Industries Ltd.	(22,209)	(188,015)	(984)
National Fuel Gas Co.	(41,844)	(1,690,520)	(98,311)
National Oilwell Varco, Inc.	(45,705)	(1,549,662)	19,002
Netflix, Inc.	(8,456)	(1,035,945)	68,747
NetScout Systems, Inc.	(54,732)	(1,665,325)	(14,948)
NetSuite, Inc.	(37,543)	(3,117,463)	(59,425)
Newell Rubbermaid, Inc.	(35,047)	(1,566,818)	21,947
Newfield Exploration Co.	(31,714)	(1,030,990)	(1,617)
NextEra Energy, Inc.	(913)	(94,539)	(312)
Nielsen Holdings PLC	(64,129)	(2,972,771)	(15,640)
Noble Energy, Inc.	(45,302)	(1,436,935)	(54,860)
Nordson Corp.	(15,535)	(999,375)	2,805
Northern Trust Corp.	(8,924)	(642,260)	(1,071)
NorthStar Asset Management Group, Inc.	(123,217)	(1,436,459)	(59,396)
Norwegian Cruise Line Holdings Ltd.	(12,352)	(705,701)	(18,126)
NOW, Inc.	(47,570)	(753,533)	975
NRG Energy, Inc.	(133,038)	(1,266,524)	(299,334)
Nucor Corp.	(4,900)	(188,503)	(8,967)
Occidental Petroleum Corp.	(29,193)	(1,938,999)	(34,740)
Oceaneering International, Inc.	(7,900)	(299,728)	3,320
OGE Energy Corp.	(33,213)	(862,191)	(10,978)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Old Dominion Freight Line, Inc.	(9,741)	$(578,119)	$2,718
Olin Corp.	(5,110)	(91,113)	2,915
ONE Gas, Inc.	(11,670)	(585,206)	(277)
ONEOK, Inc.	(69,780)	(1,390,636)	(330,139)
Oshkosh Corp.	(14,221)	(554,329)	(858)
Owens-Illinois, Inc.	(115,740)	(1,975,061)	(41,129)
Packaging Corp. of America	(6,693)	(429,383)	7,389
PacWest Bancorp	(20,700)	(913,328)	21,158
Palo Alto Networks, Inc.	(11,802)	(2,201,899)	123,095
Pandora Media, Inc.	(63,370)	(900,860)	51,069
PAREXEL International Corp.	(17,922)	(1,159,195)	(61,652)
Patterson-UTI Energy, Inc.	(110,365)	(1,642,699)	(21,606)
PayPal Holdings, Inc.	(28,749)	(1,025,290)	(15,424)
PBF Energy, Inc.	(13,473)	(497,019)	1,078
Penske Automotive Group, Inc.	(4,453)	(192,402)	3,862
People’s United Financial, Inc.	(17,343)	(281,999)	1,909
PerkinElmer, Inc.	(29,351)	(1,524,491)	(47,842)
Platform Specialty Products Corp.	(161,432)	(2,000,142)	(71,030)
Polaris Industries, Inc.	(8,235)	(700,057)	(7,741)
PolyOne Corp.	(12,925)	(419,553)	9,055
Post Holdings, Inc.	(26,883)	(1,667,284)	8,603
PPL Corp.	(6,247)	(212,030)	(1,181)
Praxair, Inc.	(11,037)	(1,135,928)	5,739
Premier, Inc.	(31,021)	(1,072,720)	(21,391)
Prosperity Bancshares, Inc.	(1,947)	(94,570)	1,387
Qorvo, Inc.	(10,327)	(544,749)	19,105
Questar Corp.	(123,543)	(2,384,988)	(21,630)
Range Resources Corp.	(73,005)	(1,556,852)	(239,801)
Regal Beloit Corp.	(7,260)	(416,783)	(8,073)
Regeneron Pharmaceuticals, Inc.	(5,575)	(3,074,557)	48,057
Rent-A-Center, Inc.	(6,256)	(95,607)	1,955
Rice Energy, Inc.	(92,793)	(825,588)	(185,856)
Rockwell Collins, Inc.	(2,574)	(230,991)	(6,589)
Rollins, Inc.	(25,346)	(672,997)	16,536
Roper Technologies, Inc.	(9,177)	(1,694,074)	(47,629)
Rowan Cos. PLC	(11,639)	(219,861)	22,580
Royal Caribbean Cruises Ltd.	(6,080)	(572,455)	(42,902)
RPC, Inc.	(57,913)	(704,784)	12,723
RPM International, Inc.	(8,066)	(352,246)	(3,142)
Ryder System, Inc.	(15,809)	(899,704)	1,279
Sabre Corp.	(30,305)	(869,456)	21,825
salesforce.com, Inc.	(10,802)	(847,201)	324
SanDisk Corp.	(28,830)	(2,157,349)	(33,443)
SBA Communications Corp.	(43,718)	(4,415,955)	(177,495)
Schlumberger Ltd.	(19,759)	(1,367,323)	(10,867)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Scripps Networks Interactive, Inc.	(3,700)	$(200,836)	$(3,441)
Seattle Genetics, Inc.	(25,078)	(1,038,982)	(86,519)
Sempra Energy	(33,297)	(3,194,847)	64,596
ServiceMaster Global Holdings, Inc.	(28,548)	(1,105,993)	(14,231)
ServiceNow, Inc.	(22,258)	(1,942,456)	15,803
Signature Bank/New York NY	(5,495)	(850,076)	7,308
Signet Jewelers Ltd.	(5,257)	(618,272)	(31,966)
Silgan Holdings, Inc.	(13,308)	(715,106)	200
Silicon Laboratories, Inc.	(6,914)	(351,784)	16,179
Sirius XM Holdings, Inc.	(462,860)	(1,860,697)	(23,143)
Six Flags Entertainment Corp.	(5,628)	(299,747)	(9,455)
SLM Corp.	(60,619)	(392,811)	(2,425)
SM Energy Co.	(27,886)	(526,914)	(21,324)
Sotheby’s	(61,616)	(1,631,592)	44,364
Southern Co./The	(27,723)	(1,289,397)	(7,762)
Southwestern Energy Co.	(170,545)	(930,977)	(281,598)
Spectra Energy Corp.	(89,969)	(2,063,889)	(89,969)
Spectrum Brands Holdings, Inc.	(40,825)	(4,045,420)	(110,565)
Spirit Airlines, Inc.	(24,739)	(1,000,198)	14,349
Splunk, Inc.	(40,224)	(2,184,615)	(180,958)
Sprint Corp.	(145,470)	(523,692)	(2,909)
Sprouts Farmers Market, Inc.	(177,886)	(4,569,891)	(160,097)
SS&C Technologies Holdings, Inc.	(16,295)	(1,116,160)	3,701
Stericycle, Inc.	(23,783)	(2,822,091)	(46,139)
STERIS PLC	(23,624)	(1,795,939)	16,107
SunPower Corp.	(48,964)	(1,466,936)	(2,474)
SVB Financial Group	(3,665)	(449,072)	13,304
Synaptics, Inc.	(1,469)	(118,447)	428
Synovus Financial Corp.	(12,297)	(396,947)	(1,230)
Tableau Software, Inc.	(4,732)	(435,133)	(10,716)
Targa Resources Corp.	(41,934)	(1,103,007)	(31,727)
Teleflex, Inc.	(1,721)	(231,095)	4,869
Tempur Sealy International, Inc.	(26,143)	(1,931,445)	89,409
Tenet Healthcare Corp.	(95,232)	(2,631,260)	(254,269)
TerraForm Power, Inc.	(67,673)	(838,139)	(13,187)
Tesla Motors, Inc.	(28,626)	(6,681,022)	(189,504)
Tiffany & Co.	(9,538)	(706,211)	(21,443)
Time, Inc.	(12,432)	(193,183)	(1,626)
T-Mobile US, Inc.	(54,802)	(2,148,238)	4,384
Toll Brothers, Inc.	(23,083)	(781,143)	12,479
TransDigm Group, Inc.	(16,932)	(3,719,622)	(148,494)
TreeHouse Foods, Inc.	(13,759)	(1,108,838)	29,307
TRI Pointe Group, Inc.	(108,002)	(1,380,036)	11,650
Trimble Navigation Ltd.	(42,553)	(933,187)	20,425
TripAdvisor, Inc.	(22,206)	(1,895,948)	2,887
Twenty-First Century Fox, Inc.	(18,029)	(496,865)	7,198

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Twitter, Inc.	(143,008)	$(3,333,516)	$24,311
Tyco International PLC	(18,066)	(565,104)	(11,020)
UGI Corp.	(14,170)	(465,386)	(12,993)
Ultimate Software Group, Inc./The	(5,882)	(1,166,283)	16,293
Umpqua Holdings Corp.	(37,347)	(606,142)	12,325
Under Armour, Inc.	(47,298)	(3,843,908)	31,217
United Continental Holdings, Inc.	(3,900)	(223,548)	78
United Natural Foods, Inc.	(10,371)	(417,704)	9,502
United Parcel Service, Inc.	(5,444)	(544,400)	20,524
United Rentals, Inc.	(10,211)	(683,116)	(57,590)
USG Corp.	(141,511)	(3,458,529)	21,227
Valley National Bancorp	(38,144)	(385,146)	9,427
Valspar Corp./The	(9,468)	(784,340)	(1,031)
Vantiv, Inc.	(10,458)	(507,631)	11,713
Veeva Systems, Inc.	(50,674)	(1,423,064)	(38,881)
VeriFone Systems, Inc.	(15,496)	(419,937)	(14,261)
Verisk Analytics, Inc.	(80,252)	(6,172,181)	2,408
Vertex Pharmaceuticals, Inc.	(8,791)	(1,036,811)	(69,361)
Viavi Solutions, Inc.	(38,220)	(226,645)	(6,115)
Visa, Inc.	(45,394)	(3,572,054)	51,749
Vista Outdoor, Inc.	(29,239)	(1,273,667)	(27,760)
Visteon Corp.	(15,358)	(1,768,474)	9,983
Vulcan Materials Co.	(9,215)	(872,660)	(2,488)
VWR Corp.	(3,432)	(91,722)	(5,438)
WABCO Holdings, Inc.	(2,354)	(234,956)	(5,764)
Wabtec Corp.	(7,065)	(501,014)	(1,448)
Walgreens Boots Alliance, Inc.	(18,348)	(1,529,122)	(33,302)
Waste Connections, Inc.	(2,973)	(164,199)	(3,241)
WEC Energy Group, Inc.	(132,715)	(6,812,613)	3,006

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Westar Energy, Inc.	(4,472)	$(188,004)	$(1,654)
WestRock Co.	(79,982)	(3,624,804)	(23,975)
WEX, Inc.	(3,394)	(294,718)	(5,311)
WhiteWave Foods Co./The	(74,449)	(2,863,827)	(32,984)
Whiting Petroleum Corp.	(57,133)	(524,301)	(15,035)
Whole Foods Market, Inc.	(22,769)	(769,935)	7,173
Williams-Sonoma, Inc.	(5,752)	(342,605)	6,631
WisdomTree Investments, Inc.	(216,029)	(3,506,151)	118,816
Workday, Inc.	(30,093)	(2,423,066)	25,256
WR Grace & Co.	(11,804)	(1,150,876)	(24,685)
Wynn Resorts Ltd.	(29,967)	(1,942,778)	(130,638)
Zebra Technologies Corp.	(29,010)	(1,927,715)	(92,832)
Zions Bancorporation	(22,555)	(626,580)	10,829

			(6,468,303)

Total of Short Equity Positions			(6,724,203)

Total of Long and Short Equity Positions			(5,418,787)

Net Cash and Other Receivables/ (Payables) (b)			69,634

Swaps, at Value			$(5,349,153)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	1-61 months maturity ranging from 01/14/2016 - 12/21/2020	$(105,899)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	2,083	$242,314	$82
Atos SE	4,516	384,903	(5,774)
AXA SA	29,452	803,828	906
Cap Gemini SA	23,667	2,222,647	(26,690)
Christian Dior SE	1,322	232,223	(7,665)
Cie Generale des Etablissements Michelin	6,093	584,471	(4,524)
CNP Assurances	25,848	344,566	4,107
Dassault Systemes	3,585	290,688	(4,136)
Eiffage SA	17,790	1,131,456	18,279
Eutelsat Communications SA	24,061	739,352	(18,954)
Faurecia	19,696	794,835	(5,621)
Hermes International	1,224	424,476	(10,734)
Imerys SA	2,424	166,700	2,620
Ingenico Group	5,228	673,166	(13,282)
Ipsen SA	8,565	560,735	6,762
Lagardere SCA	13,330	392,824	4,962
Numericable-SFR SAS	17,488	679,246	(43,942)
Peugeot SA	325,711	5,713,241	(3,879)
Safran SA	18,127	1,271,987	(26,612)
Sanofi	26,135	2,256,601	(29,330)
SCOR SE	41,301	1,560,275	(14,885)
SEB SA	13,775	1,429,118	(14,961)
Societe BIC SA	5,307	887,107	(13,814)
Societe Generale SA	30,921	1,451,436	(26,530)
Societe Television Francaise 1	55,968	615,463	5,995
Sodexo SA	13,327	1,322,489	(20,481)
Teleperformance	10,934	926,431	(7,018)
Thales SA	32,080	2,473,591	(72,412)
TOTAL SA	14,760	673,072	(11,361)
Valeo SA	6,400	978,257	8,461
Veolia Environnement SA	45,538	1,091,279	(10,855)
Vinci SA	15,101	974,157	(6,262)
Vivendi SA	97,438	2,056,577	36,104

			(311,444)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Luxembourg
SES SA	7,692	$209,368	$3,775

Total of Long Equity Positions			(307,669)

Short Positions

Common Stocks
France
Airbus Group SE	(16,311)	(1,149,600)	50,444
Arkema SA	(3,389)	(240,599)	3,373
BNP Paribas SA	(4,515)	(261,466)	6,019
Bollore SA	(348,108)	(1,608,777)	(13,279)
Bureau Veritas SA	(24,082)	(485,181)	5,193
Carrefour SA	(16,004)	(473,520)	11,651
Casino Guichard Perrachon SA	(29,926)	(1,409,569)	34,748
Cie de Saint-Gobain	(16,257)	(704,682)	180
Credit Agricole SA	(29,984)	(352,282)	(1,054)
Danone SA	(18,253)	(1,251,955)	18,536
Edenred	(119,062)	(2,234,409)	(16,227)
Electricite de France SA	(139,583)	(2,011,413)	(44,294)
Engie	(181,390)	(3,208,932)	(4,069)
Essilor International SA	(6,968)	(881,397)	12,934
Iliad SA	(1,479)	(353,038)	477
Kering	(6,693)	(1,157,345)	13,010
L’Oreal SA	(2,052)	(358,724)	13,568
LVMH Moet Hennessy Louis Vuitton SE	(6,078)	(983,463)	28,790
Natixis SA	(105,927)	(603,452)	4,214
Orange SA	(30,414)	(513,787)	5,090
Orpea	(2,775)	(221,559)	(625)
Pernod Ricard SA	(21,721)	(2,500,796)	23,636
Plastic Omnium SA	(35,648)	(1,109,073)	(24,062)
Remy Cointreau SA	(11,142)	(783,310)	(14,740)
Renault SA	(6,831)	(678,608)	(5,145)
Rexel SA	(41,670)	(556,633)	1,764
Schneider Electric SE	(20,858)	(1,214,269)	29,453
Suez Environnement Co.	(38,931)	(737,437)	9,297
Technip SA	(46,237)	(2,313,870)	14,491

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Schedule of Investments	December 31, 2015

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Vallourec SA	(84,216)	$(736,895)	$(47,136)
Zodiac Aerospace	(163,600)	(3,973,076)	77,707

			193,944

Total of Short Equity Positions			193,944

Total of Long and Short Equity Positions			(113,725)

Net Cash and Other Receivables/ (Payables) (b)			7,826

Swaps, at Value			$(105,899)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Barclays Capital
Cash	$—	$10,139,209	$10,139,209

CitiBank
Money Market Funds	990,003	—	990,003

Credit Suisse International
Cash	(290,000)	—	(290,000)

Deutsche Bank
Money Market Funds	28,300,066	—	28,300,066

Goldman Sachs
Money Market Funds	101,120,000	—	101,120,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

MONEY MARKET FUNDS - 14.7%	SHARES	VALUE (Note 5)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(a)	25,273,449	$25,273,449
Dreyfus Treasury Cash Management, Class I, 0.090% ^(a)	101,093,796	101,093,796
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)(b)	1,100,838,261	1,100,838,261
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)	58,922,447	58,922,447
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(a)	126,367,245	126,367,245

TOTAL MONEY MARKET FUNDS (cost $1,412,495,198)		1,412,495,198

SHORT-TERM INVESTMENTS - 83.5%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.083%, 01/07/2016 ^(c)	$489,685	489,683,041
U.S. Treasury Bill, 0.141%, 01/28/2016 ^(c)(d)	987,354	987,268,100
U.S. Treasury Bill, 0.161%, 02/04/2016 ^(c)	685,787	685,727,336
U.S. Treasury Bill, 0.241%, 02/11/2016 ^(c)	131,007	130,988,790
U.S. Treasury Bill, 0.264%, 03/03/2016 ^(c)	577,896	577,794,290
U.S. Treasury Bill, 0.266%, 03/10/2016 (c)	500,000	499,891,500
U.S. Treasury Bill, 0.259%, 03/17/2016 ^(c)	969,276	969,079,237
U.S. Treasury Bill, 0.113%, 03/24/2016 ^(c)	35,081	35,067,178
U.S. Treasury Bill, 0.099%, 03/31/2016 ^(c)	561,732	561,494,949
U.S. Treasury Bill, 0.066%, 04/07/2016 ^(c)(d)	334,630	334,498,825
U.S. Treasury Bill, 0.145%, 04/28/2016 ^(c)	10,573	10,564,140
U.S. Treasury Bill, 0.345%, 05/26/2016 ^(c)	166,146	165,889,471
U.S. Treasury Bill, 0.414%, 06/02/2016 ^(c)(d)	911,563	909,918,540
U.S. Treasury Bill, 0.536%, 06/09/2016 ^(c)	751,051	749,578,189
U.S. Treasury Bill, 0.583%, 06/16/2016 ^(c)	678,847	677,415,312

SHORT-TERM INVESTMENTS - 83.5% (continued)	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.516%, 06/23/2016 ^(c)	$236,930	$236,403,305

TOTAL SHORT-TERM INVESTMENTS (cost $8,020,010,749)		8,021,262,203

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 98.2% (cost $9,432,505,947)		9,433,757,401

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8% (e)		172,510,673

NET ASSETS - 100.0%		$9,606,268,074

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	All or a portion of the security is pledged as collateral to the brokers for futures contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Bovespa Index February Futures	02/2016	BRL	(306,710,519)	$3,509,795
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	17,550,335	(338,175)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	(1,191,005,183)	3,156,209
Morgan Stanley and Co., International PLC	KOSPI Index 200 March Futures	03/2016	KRW	191,151,609,850	1,527,270
Macquarie Capital	Live Cattle February Futures^	02/2016	USD	(95,951,699)	(1,997,101)
Merrill Lynch	Live Cattle February Futures^	02/2016	USD	(15,178,770)	(306,990)
Societe Generale	Live Cattle February Futures^	02/2016	USD	(34,147,966)	(708,674)
Bank of America	MSCI Taiwan Stock Index January Futures	01/2016	USD	(132,146,900)	1,194,020
Morgan Stanley and Co., International PLC	SGX FTSE China A50 Index January Futures	01/2016	USD	36,777,097	(666,067)
Bank of America	SGX S&P CNX Nifty Index January Futures	01/2016	USD	(9,781,329)	(26,503)
CitiBank	Soybean March Futures^	02/2016	USD	(105,567,925)	1,942,878
CitiBank	Soybean March Futures^	02/2016	USD	33,953,294	(1,326,851)
Macquarie Capital	Soybean March Futures^	02/2016	USD	(19,013,027)	431,652
CitiBank	Soybean Meal March Futures^	02/2016	USD	(77,872,025)	3,346,175
Deutsche Bank	Soybean Meal March Futures^	02/2016	USD	(40,901,252)	2,058,602
Societe Generale	Soybean Meal March Futures^	02/2016	USD	(27,265,647)	1,379,397
Bank of America	Swiss Market Index March Futures	03/2016	CHF	(104,582,094)	(3,103,694)
Bank of America	Taiwan Stock Exchange January Futures	01/2016	TWD	(536,909,541)	(534,623)
CitiBank	Wheat March Futures^	02/2016	USD	(26,608,064)	170,564
Deutsche Bank	Wheat March Futures^	02/2016	USD	(9,270,529)	364,030

					$10,071,914

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
2,085	Goldman Sachs	Cocoa Futures^	03/2016	$70,095,323	$69,527,252	$(568,071)
1,366	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	45,297,752	43,862,260	(1,435,492)
482	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	15,204,360	15,250,480	46,120
81	J.P. Morgan	LME Aluminum Futures^	01/2016	3,174,892	3,038,006	(136,886)
57	J.P. Morgan	LME Aluminum Futures^	01/2016	2,225,990	2,138,355	(87,635)
33	J.P. Morgan	LME Aluminum Futures^	01/2016	1,303,185	1,238,284	(64,901)
14	J.P. Morgan	LME Aluminum Futures^	01/2016	568,791	525,455	(43,336)
6	J.P. Morgan	LME Aluminum Futures^	01/2016	228,015	225,825	(2,190)
57	J.P. Morgan	LME Aluminum Futures^	01/2016	2,153,699	2,145,337	(8,362)
15	J.P. Morgan	LME Aluminum Futures^	01/2016	568,162	564,563	(3,599)
61	J.P. Morgan	LME Aluminum Futures^	01/2016	2,272,552	2,295,888	23,336
32	J.P. Morgan	LME Aluminum Futures^	01/2016	1,193,678	1,204,640	10,962

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
115	J.P. Morgan	LME Aluminum Futures^	01/2016	$ 4,234,619	$ 4,330,066	$ 95,447
65	J.P. Morgan	LME Aluminum Futures^	02/2016	2,418,598	2,449,395	30,797
11	J.P. Morgan	LME Aluminum Futures^	02/2016	413,908	414,599	691
61	J.P. Morgan	LME Aluminum Futures^	02/2016	2,281,168	2,300,051	18,883
32	J.P. Morgan	LME Aluminum Futures^	03/2016	1,208,258	1,209,400	1,142
82	J.P. Morgan	LME Aluminum Futures^	03/2016	3,098,562	3,098,062	(500)
25	J.P. Morgan	LME Aluminum Futures^	03/2016	927,733	944,219	16,486
352	J.P. Morgan	LME Aluminum Futures^	03/2016	13,290,616	13,268,200	(22,416)
213	J.P. Morgan	LME Aluminum Futures^	03/2016	8,118,126	8,025,201	(92,925)
12	J.P. Morgan	LME Copper Futures^	01/2016	1,560,440	1,413,114	(147,326)
24	J.P. Morgan	LME Copper Futures^	01/2016	3,130,764	2,826,000	(304,764)
35	J.P. Morgan	LME Copper Futures^	01/2016	4,546,897	4,121,337	(425,560)
8	J.P. Morgan	LME Copper Futures^	01/2016	1,031,354	942,038	(89,316)
34	J.P. Morgan	LME Copper Futures^	02/2016	4,233,083	4,004,562	(228,521)
25	J.P. Morgan	LME Copper Futures^	02/2016	3,081,311	2,944,531	(136,780)
43	J.P. Morgan	LME Copper Futures^	02/2016	5,294,502	5,064,594	(229,908)
3	J.P. Morgan	LME Copper Futures^	02/2016	362,257	353,343	(8,914)
10	J.P. Morgan	LME Copper Futures^	02/2016	1,183,587	1,177,812	(5,775)
59	J.P. Morgan	LME Copper Futures^	02/2016	6,824,453	6,948,887	124,434
106	J.P. Morgan	LME Copper Futures^	02/2016	12,250,447	12,484,097	233,650
48	J.P. Morgan	LME Copper Futures^	02/2016	5,353,318	5,652,840	299,522
16	J.P. Morgan	LME Copper Futures^	03/2016	1,838,039	1,883,900	45,861
22	J.P. Morgan	LME Copper Futures^	03/2016	2,502,554	2,590,363	87,809
17	J.P. Morgan	LME Copper Futures^	03/2016	1,967,367	2,001,559	34,192
7	J.P. Morgan	LME Copper Futures^	03/2016	802,567	824,136	21,569
5	J.P. Morgan	LME Copper Futures^	03/2016	584,137	588,643	4,506
3	J.P. Morgan	LME Nickel Futures^	01/2016	191,032	158,107	(32,925)
23	J.P. Morgan	LME Nickel Futures^	01/2016	1,453,790	1,212,229	(241,561)
11	J.P. Morgan	LME Nickel Futures^	01/2016	697,323	579,832	(117,491)
3	J.P. Morgan	LME Nickel Futures^	02/2016	170,512	158,387	(12,125)
8	J.P. Morgan	LME Nickel Futures^	02/2016	455,060	422,395	(32,665)
7	J.P. Morgan	LME Nickel Futures^	03/2016	364,577	370,424	5,847
159	J.P. Morgan	LME Zinc Futures^	01/2016	7,439,594	6,344,617	(1,094,977)
92	J.P. Morgan	LME Zinc Futures^	01/2016	4,198,784	3,672,226	(526,558)
24	J.P. Morgan	LME Zinc Futures^	02/2016	994,259	961,458	(32,801)
92	J.P. Morgan	LME Zinc Futures^	02/2016	3,818,225	3,686,992	(131,233)
34	J.P. Morgan	LME Zinc Futures^	02/2016	1,370,283	1,362,711	(7,572)
5	J.P. Morgan	LME Zinc Futures^	02/2016	198,294	200,418	2,124
21	J.P. Morgan	LME Zinc Futures^	03/2016	809,602	843,602	34,000
9	J.P. Morgan	LME Zinc Futures^	03/2016	344,272	361,613	17,341
9	J.P. Morgan	LME Zinc Futures^	03/2016	349,447	361,681	12,234
14	J.P. Morgan	LME Zinc Futures^	03/2016	518,041	563,150	45,109
27	J.P. Morgan	LME Zinc Futures^	03/2016	1,024,055	1,086,075	62,020
814	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	15,110,575	15,018,300	(92,275)
1,122	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	19,284,076	19,151,194	(132,882)
418	Barclays Capital	Amsterdam Index Futures	01/2016	39,450,506	40,143,088	692,582
2,505	Barclays Capital	CAC40 Index Futures	01/2016	125,471,032	126,274,289	803,257
562	Barclays Capital	DAX Index Futures	03/2016	159,656,328	164,475,914	4,819,586
1,758	Barclays Capital	E-Mini DJIA CBOT Futures	03/2016	152,268,145	152,427,390	159,245
3,698	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	131,266,623	131,897,063	630,440
330	Barclays Capital	FTSE/MIB Index Futures	03/2016	38,163,993	38,448,453	284,460
20	J.P. Morgan	KOSPI Index 200 Futures	03/2016	2,060,547	2,050,659	(9,888)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
6,838	Barclays Capital	NASDAQ 100 E-Mini Futures	03/2016	$ 625,524,414	$ 627,420,690	$ 1,896,276
2,114	J.P. Morgan	Nikkei 225 Futures	03/2016	345,101,811	334,701,277	(10,400,534)
1,539	Barclays Capital	S&P 500 E-Mini Futures	03/2016	155,435,267	156,624,030	1,188,763
5,280	J.P. Morgan	SGX FTSE China A50 Index Futures	01/2016	56,521,620	55,281,600	(1,240,020)
3,016	Barclays Capital	TOPIX Index Futures	03/2016	393,252,199	388,307,334	(4,944,865)
1,891	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	2,341,348,709	2,344,811,681	3,462,972
3,669	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	999,248,944	998,615,698	(633,246)
3,156	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	859,500,775	859,032,009	(468,766)
3,910	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	1,064,459,322	1,064,157,128	(302,194)
4,473	J.P. Morgan	3-Month Euro Euribor Futures	03/2017	1,217,393,210	1,217,141,816	(251,394)
4,679	J.P. Morgan	3-Month Euro Euribor Futures	06/2017	1,273,056,020	1,272,687,699	(368,321)
5,087	J.P. Morgan	3-Month Euro Euribor Futures	09/2017	1,384,236,593	1,382,972,635	(1,263,958)
3,077	J.P. Morgan	3-Month Euro Euribor Futures	12/2017	836,653,624	836,024,221	(629,403)
416	J.P. Morgan	90-Day Sterling Futures	03/2016	76,147,426	76,167,793	20,367
3,855	J.P. Morgan	90-Day Sterling Futures	06/2016	704,510,241	705,123,303	613,062
1,943	J.P. Morgan	90-Day Sterling Futures	09/2016	355,251,458	354,931,318	(320,140)
2,200	J.P. Morgan	90-Day Sterling Futures	12/2016	401,849,923	401,269,864	(580,059)
2,155	J.P. Morgan	90-Day Sterling Futures	03/2017	393,296,648	392,506,114	(790,534)
1,861	J.P. Morgan	90-Day Sterling Futures	06/2017	339,266,987	338,477,605	(789,382)
1,042	J.P. Morgan	90-Day Sterling Futures	09/2017	189,793,461	189,307,143	(486,318)
1,115	J.P. Morgan	90-Day Sterling Futures	12/2017	202,793,376	202,364,097	(429,279)
1,320	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	132,800,458	134,499,386	1,698,928
1,747	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	313,281,170	313,240,370	(40,800)
3,525	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	632,161,828	632,070,942	(90,886)
3,069	Goldman Sachs	Euro-Bobl Futures	03/2016	439,242,553	435,815,247	(3,427,306)
776	Goldman Sachs	Euro-OAT Futures	03/2016	128,281,350	126,539,863	(1,741,487)
6,779	Goldman Sachs	Euro-SCHATZ Futures	03/2016	823,189,553	821,502,881	(1,686,672)
433	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	06/2016	109,168,088	108,920,078	(248,010)
500	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	09/2016	126,045,087	125,773,762	(271,325)
485	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	12/2016	122,208,193	121,988,444	(219,749)
6,307	Goldman Sachs	Euro-BTP Italian Government Bond Futures	03/2016	950,496,312	945,321,903	(5,174,409)
1,630	Goldman Sachs	Euro-Bund Futures	03/2016	283,337,292	279,739,878	(3,597,414)
1,184	Goldman Sachs	Long Gilt Futures	03/2016	204,992,406	203,816,521	(1,175,885)

				19,423,800,357	19,393,263,891	(30,536,466)

Short Contracts:
6,157	Goldman Sachs	Brent Crude Futures^	01/2016	$(231,356,360)	$(231,934,189)	$(577,829)
1,164	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	(53,392,087)	(55,304,550)	(1,912,463)
2,704	Morgan Stanley and Co., International PLC	Copper Futures^	03/2016	(140,345,420)	(144,326,000)	(3,980,580)
9,449	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	(173,347,716)	(169,491,437)	3,856,279
4,927	Goldman Sachs	Gas Oil Futures^	02/2016	(188,201,003)	(164,684,974)	23,516,029
1,504	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	01/2016	(79,115,158)	(80,286,528)	(1,171,370)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
7,379	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	$ (795,186,932)	$ (782,321,580)	$ 12,865,352
1,676	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	(40,809,656)	(39,260,300)	1,549,356
2,258	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	01/2016	(120,248,103)	(106,586,181)	13,661,922
1,235	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	(28,430,400)	(29,541,200)	(1,110,800)
107	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	(5,571,208)	(5,855,040)	(283,832)
81	J.P. Morgan	LME Aluminum Futures^	01/2016	(3,166,643)	(3,038,007)	128,636
57	J.P. Morgan	LME Aluminum Futures^	01/2016	(2,216,587)	(2,138,355)	78,232
33	J.P. Morgan	LME Aluminum Futures^	01/2016	(1,292,993)	(1,238,284)	54,709
14	J.P. Morgan	LME Aluminum Futures^	01/2016	(565,686)	(525,455)	40,231
6	J.P. Morgan	LME Aluminum Futures^	01/2016	(228,113)	(225,825)	2,288
57	J.P. Morgan	LME Aluminum Futures^	01/2016	(2,150,656)	(2,145,338)	5,318
15	J.P. Morgan	LME Aluminum Futures^	01/2016	(563,113)	(564,562)	(1,449)
61	J.P. Morgan	LME Aluminum Futures^	01/2016	(2,265,315)	(2,295,888)	(30,573)
32	J.P. Morgan	LME Aluminum Futures^	01/2016	(1,183,361)	(1,204,640)	(21,279)
115	J.P. Morgan	LME Aluminum Futures^	01/2016	(4,239,343)	(4,330,066)	(90,723)
65	J.P. Morgan	LME Aluminum Futures^	02/2016	(2,415,463)	(2,449,395)	(33,932)
11	J.P. Morgan	LME Aluminum Futures^	02/2016	(413,108)	(414,598)	(1,490)
61	J.P. Morgan	LME Aluminum Futures^	02/2016	(2,279,978)	(2,300,051)	(20,073)
32	J.P. Morgan	LME Aluminum Futures^	03/2016	(1,207,922)	(1,209,400)	(1,478)
82	J.P. Morgan	LME Aluminum Futures^	03/2016	(3,091,199)	(3,098,062)	(6,863)
25	J.P. Morgan	LME Aluminum Futures^	03/2016	(921,189)	(944,219)	(23,030)
1,747	J.P. Morgan	LME Aluminum Futures^	03/2016	(63,170,734)	(65,850,981)	(2,680,247)
213	J.P. Morgan	LME Aluminum Futures^	03/2016	(8,061,528)	(8,025,201)	36,327
12	J.P. Morgan	LME Copper Futures^	01/2016	(1,567,171)	(1,413,114)	154,057
24	J.P. Morgan	LME Copper Futures^	01/2016	(3,128,941)	(2,826,000)	302,941
35	J.P. Morgan	LME Copper Futures^	01/2016	(4,567,397)	(4,121,338)	446,059
8	J.P. Morgan	LME Copper Futures^	01/2016	(1,031,980)	(942,038)	89,942
34	J.P. Morgan	LME Copper Futures^	02/2016	(4,232,541)	(4,004,562)	227,979
25	J.P. Morgan	LME Copper Futures^	02/2016	(3,078,641)	(2,944,532)	134,109
43	J.P. Morgan	LME Copper Futures^	02/2016	(5,289,290)	(5,064,594)	224,696
3	J.P. Morgan	LME Copper Futures^	02/2016	(369,374)	(353,344)	16,030
10	J.P. Morgan	LME Copper Futures^	02/2016	(1,186,509)	(1,177,812)	8,697
59	J.P. Morgan	LME Copper Futures^	02/2016	(6,844,981)	(6,948,887)	(103,906)
106	J.P. Morgan	LME Copper Futures^	02/2016	(12,245,632)	(12,484,097)	(238,465)
48	J.P. Morgan	LME Copper Futures^	02/2016	(5,367,748)	(5,652,840)	(285,092)
16	J.P. Morgan	LME Copper Futures^	03/2016	(1,836,798)	(1,883,900)	(47,102)
22	J.P. Morgan	LME Copper Futures^	03/2016	(2,506,949)	(2,590,362)	(83,413)
17	J.P. Morgan	LME Copper Futures^	03/2016	(1,961,297)	(2,001,558)	(40,261)
7	J.P. Morgan	LME Copper Futures^	03/2016	(802,482)	(824,137)	(21,655)
5	J.P. Morgan	LME Copper Futures^	03/2016	(585,110)	(588,644)	(3,534)
838	J.P. Morgan	LME Copper Futures^	03/2016	(94,706,143)	(98,637,837)	(3,931,694)
3	J.P. Morgan	LME Nickel Futures^	01/2016	(189,713)	(158,108)	31,605
23	J.P. Morgan	LME Nickel Futures^	01/2016	(1,445,494)	(1,212,230)	233,264
11	J.P. Morgan	LME Nickel Futures^	01/2016	(699,243)	(579,832)	119,411
3	J.P. Morgan	LME Nickel Futures^	02/2016	(171,392)	(158,387)	13,005
8	J.P. Morgan	LME Nickel Futures^	02/2016	(455,300)	(422,395)	32,905

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
540	J.P. Morgan	LME Nickel Futures^	03/2016	$ (27,472,752)	$ (28,557,360)	$ (1,084,608)
7	J.P. Morgan	LME Nickel Futures^	03/2016	(365,360)	(370,424)	(5,064)
159	J.P. Morgan	LME Zinc Futures^	01/2016	(7,321,560)	(6,344,616)	976,944
92	J.P. Morgan	LME Zinc Futures^	01/2016	(4,185,775)	(3,672,226)	513,549
24	J.P. Morgan	LME Zinc Futures^	02/2016	(995,865)	(961,458)	34,407
92	J.P. Morgan	LME Zinc Futures^	02/2016	(3,817,961)	(3,686,992)	130,969
34	J.P. Morgan	LME Zinc Futures^	02/2016	(1,365,707)	(1,362,712)	2,995
5	J.P. Morgan	LME Zinc Futures^	02/2016	(197,958)	(200,418)	(2,460)
21	J.P. Morgan	LME Zinc Futures^	03/2016	(810,764)	(843,601)	(32,837)
9	J.P. Morgan	LME Zinc Futures^	03/2016	(343,306)	(361,613)	(18,307)
9	J.P. Morgan	LME Zinc Futures^	03/2016	(350,439)	(361,681)	(11,242)
1,007	J.P. Morgan	LME Zinc Futures^	03/2016	(39,461,415)	(40,506,575)	(1,045,160)
14	J.P. Morgan	LME Zinc Futures^	03/2016	(519,719)	(563,150)	(43,431)
27	J.P. Morgan	LME Zinc Futures^	03/2016	(1,019,267)	(1,086,075)	(66,808)
4,386	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(92,424,836)	(102,500,820)	(10,075,984)
540	Morgan Stanley and Co., International PLC	Nymex Palladium Futures^	03/2016	(29,439,109)	(30,348,000)	(908,891)
1,044	Morgan Stanley and Co., International PLC	Platinum Futures^	04/2016	(45,426,170)	(46,625,040)	(1,198,870)
1,912	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	(134,433,676)	(131,956,680)	2,476,996
3,705	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	(160,919,400)	(160,102,312)	817,088
1,339	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	(37,421,262)	(35,550,450)	1,870,812
2,538	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	(62,560,791)	(59,643,000)	2,917,791
4,175	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	(161,915,708)	(154,642,000)	7,273,708
18	J.P. Morgan	E-Mini MSCI EAFE Index Futures	03/2016	(1,526,492)	(1,528,380)	(1,888)
3,451	J.P. Morgan	E-Mini MSCI Emerging Markets Index Futures	03/2016	(131,523,520)	(135,883,125)	(4,359,605)
593	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	(66,632,278)	(67,097,950)	(465,672)
371	Barclays Capital	FTSE 100 Index Futures	03/2016	(33,065,814)	(33,898,609)	(832,795)
543	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	(15,931,191)	(16,246,813)	(315,622)
352	Barclays Capital	Hang Seng Index Futures	01/2016	(49,964,634)	(49,756,582)	208,052
1,302	Barclays Capital	H-SHARES Index Futures	01/2016	(82,509,680)	(81,521,474)	988,206
806	Barclays Capital	IBEX 35 Index Futures	01/2016	(84,191,400)	(83,442,813)	748,587
1,625	Barclays Capital	MSCI Singapore Index Futures	01/2016	(36,979,695)	(37,086,536)	(106,841)
512	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	(15,657,635)	(15,585,280)	72,355
1,570	J.P. Morgan	OMXS30 Index Futures	01/2016	(26,555,571)	(26,930,919)	(375,348)
362	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	(50,226,395)	(50,444,700)	(218,305)
2,203	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(239,862,618)	(242,287,013)	(2,424,395)
1,589	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	(25,192,814)	(25,258,744)	(65,930)
796	Barclays Capital	SPI 200 Index Futures	03/2016	(71,884,445)	(76,232,435)	(4,347,990)
9,737	J.P. Morgan	90-Day EURODollar Futures	06/2016	(2,412,788,560)	(2,412,341,750)	446,810

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
6,443	J.P. Morgan	90-Day EURODollar Futures	09/2016	$ (1,593,813,387)	$ (1,593,595,513)	$ 217,874
3,535	J.P. Morgan	90-Day EURODollar Futures	12/2016	(872,803,030)	(872,879,875)	(76,845)
2,401	J.P. Morgan	90-Day EURODollar Futures	03/2017	(591,943,111)	(591,966,550)	(23,439)
2,088	J.P. Morgan	90-Day EURODollar Futures	06/2017	(513,988,131)	(514,013,400)	(25,269)
1,845	J.P. Morgan	90-Day EURODollar Futures	09/2017	(453,526,988)	(453,616,313)	(89,325)
1,678	J.P. Morgan	90-Day EURODollar Futures	12/2017	(411,951,883)	(412,053,875)	(101,992)
364	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	(33,507,508)	(33,657,784)	(150,276)
15,090	J.P. Morgan	Australia 3-Year Bond Futures	03/2016	(1,222,763,928)	(1,225,702,052)	(2,938,124)
56	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(10,034,832)	(10,037,364)	(2,532)
997	Morgan Stanley and Co., International PLC	CME Ultra Long Term U.S. Treasury Bond Futures	03/2016	(157,551,583)	(158,211,438)	(659,855)
477	Goldman Sachs	Euro-Buxl 30-Year Bond Futures	03/2016	(78,697,367)	(78,482,692)	214,675
5,759	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	(724,079,100)	(725,094,094)	(1,014,994)
9,743	Morgan Stanley and Co., International PLC	U.S. Treasury 2-Year Note Futures	03/2016	(2,116,291,004)	(2,116,514,515)	(223,511)
3,129	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	(369,862,652)	(370,224,258)	(361,606)
1,114	Morgan Stanley and Co., International PLC	U.S. Treasury Long Bond Futures	03/2016	(170,877,534)	(171,277,500)	(399,966)

				(15,588,660,680)	(15,561,698,403)	26,962,277

				$3,835,139,677	$3,831,565,488	$(3,574,189)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	513,598,500	$373,098,550	$372,922,714	$(175,836)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	513,598,500	373,101,902	372,922,714	(179,188)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	201,719,000	51,832,254	49,805,554	(2,026,700)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	201,719,000	51,832,163	49,805,554	(2,026,609)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	91,401,500	68,433,756	66,068,598	(2,365,158)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	91,401,500	68,433,756	66,068,598	(2,365,158)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	66,000	65,356	66,099	743

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	7,553,093,500	$ 10,750,268	$ 10,572,420	$ (177,848)
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	7,553,093,500	10,750,268	10,572,420	(177,848)
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	4,084,886,501	1,292,693	1,276,486	(16,207)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	4,084,886,499	1,292,693	1,276,486	(16,207)
Czech Republic Koruna, Expiring 03/16/16	CitiBank	CZK	2,943,278,500	118,367,222	118,619,116	251,894
Czech Republic Koruna, Expiring 03/16/16	Credit Suisse International	CZK	2,943,278,500	118,366,504	118,619,116	252,612
Euro, Expiring 03/16/16	CitiBank	EUR	1,539,472,000	1,683,380,402	1,676,095,208	(7,285,194)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	1,539,472,000	1,683,380,405	1,676,095,208	(7,285,197)
British Pound, Expiring 03/16/16	CitiBank	GBP	105,483,000	158,664,250	155,521,759	(3,142,491)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	105,483,000	158,665,079	155,521,759	(3,143,320)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	11,694,349,501	40,343,181	40,250,792	(92,389)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	11,694,349,501	40,361,829	40,250,792	(111,037)
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	521,379,158,000	36,910,264	37,152,956	242,692
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	521,379,158,000	36,910,264	37,152,956	242,692
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	165,257,500	42,885,688	42,534,948	(350,740)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	165,257,500	42,868,023	42,534,948	(333,075)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	5,269,402,000	77,875,616	78,712,325	836,709
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	5,269,402,000	77,875,622	78,712,325	836,703
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	137,952,898,500	1,132,723,181	1,149,716,424	16,993,243
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	137,952,898,500	1,132,723,277	1,149,716,424	16,993,147
Korean Won, Expiring 03/16/16*	CitiBank	KRW	70,395,125,000	60,649,353	59,939,619	(709,734)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	70,395,125,000	60,649,343	59,939,619	(709,724)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	745,566,000	44,590,597	43,036,565	(1,554,032)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	745,566,000	44,590,396	43,036,565	(1,553,831)
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	117,581,000	27,689,101	27,245,802	(443,299)
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	121,925,000	28,722,149	28,252,391	(469,758)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	516,781,500	60,113,042	58,341,776	(1,771,266)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	516,781,500	60,113,123	58,341,776	(1,771,347)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	478,525,001	$ 317,678,115	$ 325,846,517	$ 8,168,402
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	478,525,001	317,678,188	325,846,517	8,168,329
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	647,493,000	13,637,936	13,704,218	66,282
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	647,493,000	13,637,936	13,704,219	66,283
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	190,103,000	48,405,663	48,394,544	(11,119)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	190,103,000	48,405,650	48,394,545	(11,105)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	1,495,804,000	175,482,892	177,567,211	2,084,319
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	1,495,804,000	175,482,813	177,567,211	2,084,398
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	85,239,000	60,425,551	59,974,192	(451,359)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	85,239,000	60,425,872	59,974,192	(451,680)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	342,087,500	114,722,707	114,946,610	223,903
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	342,087,500	114,719,192	114,946,609	227,417
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	765,593,000	23,343,434	23,326,743	(16,691)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	906,975,000	27,704,384	27,634,491	(69,893)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	822,438,000	53,936,719	52,474,657	(1,462,062)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	822,438,000	53,937,092	52,474,658	(1,462,434)

				$9,599,925,714	$9,613,475,946	$13,550,232

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(756,292,000)	$(543,159,218)	$(549,141,917)	$(5,982,699)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(756,292,000)	(543,158,876)	(549,141,918)	(5,983,042)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(222,022,500)	(55,639,502)	(54,818,603)	820,899
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(222,022,500)	(55,639,933)	(54,818,603)	821,330
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(1,327,274,501)	(974,743,750)	(959,406,190)	15,337,560
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(1,327,274,500)	(974,743,749)	(959,406,190)	15,337,559
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(427,000)	(428,125)	(427,640)	485
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(3,704,000)	(3,752,921)	(3,709,552)	43,369
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	(25,042,214,000)	(35,238,417)	(35,052,764)	185,653

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	(25,042,214,000)	$ (35,238,417)	$ (35,052,764)	$ 185,653
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	(41,838,027,500)	(12,757,228)	(13,073,966)	(316,738)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	(41,838,027,500)	(12,757,228)	(13,073,966)	(316,738)
Euro, Expiring 03/16/16	CitiBank	EUR	(2,090,520,014)	(2,228,076,894)	(2,276,046,968)	(47,970,074)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(2,090,520,014)	(2,228,068,477)	(2,276,046,967)	(47,978,490)
British Pound, Expiring 03/16/16	CitiBank	GBP	(230,327,000)	(345,470,106)	(339,588,939)	5,881,167
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(230,327,000)	(345,469,606)	(339,588,939)	5,880,667
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(73,447,000)	(9,479,551)	(9,482,401)	(2,850)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(13,904,543,001)	(48,036,314)	(47,858,061)	178,253
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(13,904,542,999)	(48,046,223)	(47,858,061)	188,162
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	(18,485,859,000)	(1,267,884)	(1,317,284)	(49,400)
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	(18,485,859,000)	(1,267,884)	(1,317,284)	(49,400)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	(93,172,000)	(24,035,406)	(23,981,158)	54,248
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	(93,171,999)	(24,031,457)	(23,981,158)	50,299
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	(1,339,495,000)	(19,703,181)	(20,008,867)	(305,686)
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	(1,339,495,000)	(19,703,179)	(20,008,867)	(305,688)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(65,906,975,000)	(537,620,626)	(549,276,837)	(11,656,211)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(65,906,975,000)	(537,620,627)	(549,276,837)	(11,656,210)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(282,049,931,000)	(239,045,625)	(240,158,183)	(1,112,558)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(282,049,931,000)	(239,045,753)	(240,158,183)	(1,112,430)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(3,294,437,000)	(193,445,536)	(190,165,931)	3,279,605
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(3,294,437,000)	(193,445,149)	(190,165,931)	3,279,218
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	(78,594,500)	(18,428,771)	(18,211,872)	216,899
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	(78,594,500)	(18,428,779)	(18,211,871)	216,908
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(3,516,835,503)	(404,846,924)	(397,031,290)	7,815,634
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(3,516,835,501)	(404,848,052)	(397,031,290)	7,816,762
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(96,020,000)	(63,538,336)	(65,383,800)	(1,845,464)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(96,020,000)	(63,538,337)	(65,383,800)	(1,845,463)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	(2,271,967,500)	$ (47,613,510)	$ (48,086,292)	$ (472,782)
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	(2,271,967,500)	(47,613,510)	(48,086,292)	(472,782)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(712,910,000)	(178,786,371)	(181,485,589)	(2,699,218)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(712,910,000)	(178,786,227)	(181,485,589)	(2,699,362)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(1,297,359,000)	(151,776,076)	(154,009,763)	(2,233,687)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(1,297,358,999)	(151,775,705)	(154,009,763)	(2,234,058)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(108,934,500)	(77,041,327)	(76,646,356)	394,971
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(108,934,500)	(77,041,571)	(76,646,355)	395,216
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(338,870,000)	(112,390,767)	(113,865,480)	(1,474,713)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(338,870,000)	(112,385,495)	(113,865,480)	(1,479,985)
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	(2,322,176,001)	(70,885,157)	(70,754,050)	131,107
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	(2,322,176,000)	(70,885,546)	(70,754,050)	131,496
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(3,170,445,000)	(216,501,061)	(202,286,387)	14,214,674
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(3,170,445,000)	(216,489,781)	(202,286,388)	14,203,393

				(13,213,738,145)	(13,268,932,686)	(55,194,541)

				$(3,613,812,431)	$(3,655,456,740)	$(41,644,309)

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$8,900,734	$—	$8,900,734

Barclays Capital
Cash	—	158,312,402	158,312,402

CitiBank
Money Market Funds	101,490,246	—	101,490,246

Credit Suisse International
Money Market Funds	22,740,128	—	22,740,128

Goldman Sachs
Cash	—	11,836,880	11,836,880
U.S. Treasury Bills	—	39,159,675	39,159,675

J.P. Morgan
Cash	—	50,906,776	50,906,776
U.S. Treasury Bills	—	82,373,833	82,373,833

Morgan Stanley and Co., International PLC
Cash	—	(1,500,059)	(1,500,059)
Money Market Funds	25,810,103	—	25,810,103
U.S. Treasury Bills	—	27,798,572	27,798,572

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$6,910,042	$—	$6,910,042

Deutsche Bank
Money Market Funds	130,085	—	130,085

Goldman Sachs
Cash	—	(23,074,031)	(23,074,031)
U.S. Treasury Bills	—	48,216,525	48,216,525

J.P. Morgan
Cash	—	22,750,100	22,750,100
U.S. Treasury Bills	—	27,989,024	27,989,024

Macquarie Capital
Money Market Funds	8,070,000	—	8,070,000

Merrill Lynch
Money Market Funds	341,397	—	341,397

Morgan Stanley and Co., International PLC
Cash	—	(36,736,299)	(36,736,299)
U.S. Treasury Bills	—	146,196,971	146,196,971

Societe Generale
Money Market Funds	1,860,000	—	1,860,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

MONEY MARKET FUNDS - 20.4%	SHARES	VALUE (Note 5)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)(b)	104,569,444	$104,569,444
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)	3,720,046	3,720,046

TOTAL MONEY MARKET FUNDS (cost $108,289,490)		108,289,490

SHORT-TERM INVESTMENTS - 73.7%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.141%, 01/28/2016 (c)	$102,595	102,586,074
U.S. Treasury Bill, 0.161%, 02/04/2016 (c)	2,838	2,837,753
U.S. Treasury Bill, 0.241%, 02/11/2016 ^(c)(d)	144,384	144,363,930
U.S. Treasury Bill, 0.264%, 03/03/2016 ^(c)	45,929	45,920,917
U.S. Treasury Bill, 0.258%, 03/17/2016 ^(c)	10,213	10,210,927
U.S. Treasury Bill, 0.066%, 04/07/2016 ^(c)	24,989	24,979,204
U.S. Treasury Bill, 0.327%, 05/19/2016 ^(c)	56,763	56,691,309
U.S. Treasury Bill, 0.582%, 06/16/2016 (c)	2,525	2,519,675

TOTAL SHORT-TERM INVESTMENTS (cost $390,075,850)		390,109,789

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 94.1% (cost $498,365,340)		498,399,279

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9% (e)		31,128,719

NET ASSETS - 100.0%		$529,527,998

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	All or a portion of the security is pledged as collateral to the brokers for futures contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Bovespa Index February Futures	02/2016	BRL	(23,882,679)	$270,683
CitiBank	Cotton No. 2 March Futures^	03/2016	USD	1,643,345	(29,705)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	(90,662,902)	240,243
Bank of America	KOSPI Index 200 March Futures	03/2016	KRW	15,060,841,200	73,615
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	(910,585)	(19,655)
Macquarie Capital	Live Cattle February Futures^	02/2016	USD	(8,577,231)	(177,969)
Societe Generale	Live Cattle February Futures^	02/2016	USD	(3,163,112)	(65,368)
Bank of America	MSCI Taiwan Stock Index January Futures	01/2016	USD	(10,136,791)	91,592
Goldman Sachs	SGX FTSE China A50 Index January Futures	01/2016	USD	3,088,913	(52,613)
Bank of America	SGX S&P CNX Nifty Index January Futures	01/2016	USD	(760,948)	(2,060)
CitiBank	Soybean March Futures^	03/2016	USD	2,608,333	(101,930)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Soybean March Futures^	03/2016	USD	(7,792,158)	$ 143,436
Macquarie Capital	Soybean March Futures^	03/2016	USD	(1,812,416)	40,703
CitiBank	Soybean Meal March Futures^	03/2016	USD	(6,130,770)	263,220
Deutsche Bank	Soybean Meal March Futures^	03/2016	USD	(3,215,032)	161,782
Societe Generale	Soybean Meal March Futures^	03/2016	USD	(1,951,926)	93,426
Bank of America	Swiss Market Index March Futures	03/2016	CHF	(8,155,896)	(242,021)
Bank of America	Taiwan Stock Exchange January Futures	01/2016	TWD	(41,670,591)	(41,493)
CitiBank	Wheat March Futures^	03/2016	USD	(2,081,696)	13,695
Deutsche Bank	Wheat March Futures^	03/2016	USD	(733,815)	28,815

					$688,396

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
163	Goldman Sachs	Cocoa Futures^	03/2016	$5,479,285	$5,435,463	$(43,822)
109	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	3,615,492	3,499,990	(115,502)
35	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	1,102,837	1,107,400	4,563
6	J.P. Morgan	LME Aluminum Futures^	01/2016	235,177	225,037	(10,140)
4	J.P. Morgan	LME Aluminum Futures^	01/2016	156,210	150,060	(6,150)
4	J.P. Morgan	LME Aluminum Futures^	01/2016	157,962	150,095	(7,867)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	40,628	37,533	(3,095)
5	J.P. Morgan	LME Aluminum Futures^	01/2016	188,902	188,188	(714)
5	J.P. Morgan	LME Aluminum Futures^	01/2016	186,275	188,188	1,913
3	J.P. Morgan	LME Aluminum Futures^	01/2016	111,907	112,935	1,028
10	J.P. Morgan	LME Aluminum Futures^	01/2016	368,243	376,527	8,284
5	J.P. Morgan	LME Aluminum Futures^	02/2016	186,046	188,415	2,369
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,628	37,691	63
6	J.P. Morgan	LME Aluminum Futures^	02/2016	224,377	226,234	1,857
1	J.P. Morgan	LME Aluminum Futures^	03/2016	36,822	37,789	967
4	J.P. Morgan	LME Aluminum Futures^	03/2016	151,032	151,175	143
7	J.P. Morgan	LME Aluminum Futures^	03/2016	264,511	264,468	(43)
2	J.P. Morgan	LME Aluminum Futures^	03/2016	74,219	75,538	1,319
29	J.P. Morgan	LME Aluminum Futures^	03/2016	1,094,032	1,093,119	(913)
15	J.P. Morgan	LME Aluminum Futures^	03/2016	571,699	565,155	(6,544)
3	J.P. Morgan	LME Copper Futures^	01/2016	391,346	353,250	(38,096)
2	J.P. Morgan	LME Copper Futures^	01/2016	259,823	235,505	(24,318)
2	J.P. Morgan	LME Copper Futures^	02/2016	249,005	235,563	(13,442)
2	J.P. Morgan	LME Copper Futures^	02/2016	246,505	235,563	(10,942)
3	J.P. Morgan	LME Copper Futures^	02/2016	369,384	353,344	(16,040)
1	J.P. Morgan	LME Copper Futures^	02/2016	118,359	117,782	(577)
4	J.P. Morgan	LME Copper Futures^	02/2016	462,675	471,111	8,436
9	J.P. Morgan	LME Copper Futures^	02/2016	1,040,066	1,059,971	19,905
4	J.P. Morgan	LME Copper Futures^	02/2016	446,110	471,070	24,960

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	J.P. Morgan	LME Copper Futures^	03/2016	$ 227,505	$ 235,488	$ 7,983
2	J.P. Morgan	LME Copper Futures^	03/2016	231,455	235,478	4,023
11	J.P. Morgan	LME Nickel Futures^	02/2016	642,297	580,553	(61,744)
4	J.P. Morgan	LME Nickel Futures^	02/2016	229,930	211,168	(18,762)
1	J.P. Morgan	LME Nickel Futures^	03/2016	52,082	52,917	835
4	J.P. Morgan	LME Zinc Futures^	01/2016	187,160	159,613	(27,547)
8	J.P. Morgan	LME Zinc Futures^	01/2016	365,112	319,324	(45,788)
3	J.P. Morgan	LME Zinc Futures^	02/2016	124,207	120,182	(4,025)
7	J.P. Morgan	LME Zinc Futures^	02/2016	290,517	280,532	(9,985)
3	J.P. Morgan	LME Zinc Futures^	02/2016	120,907	120,239	(668)
1	J.P. Morgan	LME Zinc Futures^	03/2016	38,552	40,171	1,619
1	J.P. Morgan	LME Zinc Futures^	03/2016	38,252	40,179	1,927
1	J.P. Morgan	LME Zinc Futures^	03/2016	37,003	40,225	3,222
2	J.P. Morgan	LME Zinc Futures^	03/2016	75,856	80,450	4,594
63	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	1,169,533	1,162,350	(7,183)
89	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	1,528,857	1,519,123	(9,734)
33	Barclays Capital	Amsterdam Index Futures	01/2016	3,115,989	3,169,191	53,202
197	Barclays Capital	CAC40 Index Futures	01/2016	9,867,467	9,930,553	63,086
45	Barclays Capital	DAX Index Futures	03/2016	12,783,870	13,169,780	385,910
141	Barclays Capital	E-Mini DJIA CBOT Futures	03/2016	12,207,572	12,225,405	17,833
296	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	10,510,255	10,557,472	47,217
26	Barclays Capital	FTSE/MIB Index Futures	03/2016	3,008,583	3,029,272	20,689
547	Barclays Capital	NASDAQ 100 E-Mini Futures	03/2016	50,031,026	50,189,985	158,959
169	J.P. Morgan	Nikkei 225 Futures	03/2016	27,592,739	26,757,103	(835,636)
123	Barclays Capital	S&P 500 E-Mini Futures	03/2016	12,419,818	12,517,710	97,892
408	J.P. Morgan	SGX FTSE China A50 Index Futures	01/2016	4,367,028	4,271,760	(95,268)
241	Barclays Capital	TOPIX Index Futures	03/2016	31,440,849	31,028,537	(412,312)
149	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	184,487,903	184,757,769	269,866
286	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	77,891,517	77,842,488	(49,029)
253	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	68,901,107	68,864,100	(37,007)
311	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	84,664,164	84,642,677	(21,487)
356	J.P. Morgan	3-Month Euro Euribor Futures	03/2017	96,890,234	96,870,666	(19,568)
374	J.P. Morgan	3-Month Euro Euribor Futures	06/2017	101,755,938	101,727,976	(27,962)
407	J.P. Morgan	3-Month Euro Euribor Futures	09/2017	110,747,655	110,648,686	(98,969)
247	J.P. Morgan	3-Month Euro Euribor Futures	12/2017	67,163,174	67,110,166	(53,008)
33	J.P. Morgan	90-Day Sterling Futures	03/2016	6,040,464	6,042,157	1,693
310	J.P. Morgan	90-Day Sterling Futures	06/2016	56,649,875	56,702,523	52,648
156	J.P. Morgan	90-Day Sterling Futures	09/2016	28,520,544	28,496,802	(23,742)
177	J.P. Morgan	90-Day Sterling Futures	12/2016	32,330,588	32,283,984	(46,604)
173	J.P. Morgan	90-Day Sterling Futures	03/2017	31,572,840	31,509,772	(63,068)
149	J.P. Morgan	90-Day Sterling Futures	06/2017	27,162,924	27,100,034	(62,890)
82	J.P. Morgan	90-Day Sterling Futures	09/2017	14,935,710	14,897,491	(38,219)
88	J.P. Morgan	90-Day Sterling Futures	12/2017	16,005,446	15,971,337	(34,109)
104	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	10,464,679	10,596,921	132,242
141	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	25,284,797	25,281,564	(3,233)
281	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	50,393,569	50,386,364	(7,205)
247	Goldman Sachs	Euro - Bobl Futures	03/2016	35,351,225	35,075,388	(275,837)
62	Goldman Sachs	Euro - OAT Futures	03/2016	10,243,549	10,110,143	(133,406)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
545	Goldman Sachs	Euro - SCHATZ Futures	03/2016	$ 66,180,208	$ 66,045,003	$ (135,205)
35	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	06/2016	8,823,066	8,804,164	(18,902)
41	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	09/2016	10,334,147	10,313,448	(20,699)
39	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	12/2016	9,825,866	9,809,380	(16,486)
509	Goldman Sachs	Euro - BTP Italian Government Bond Futures	03/2016	76,672,431	76,291,239	(381,192)
131	Goldman Sachs	Euro - Bund Futures	03/2016	22,765,675	22,482,162	(283,513)
92	Goldman Sachs	Long Gilt Futures	03/2016	15,928,424	15,837,094	(91,330)

				1,548,558,697	1,546,190,417	(2,368,280)

Short Contracts:
479	Goldman Sachs	Brent Crude Futures^	01/2016	$(17,999,008)	$(18,043,930)	$(44,922)
91	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	(4,179,953)	(4,323,637)	(143,684)
211	Morgan Stanley and Co., International PLC	Copper Futures^	03/2016	(10,950,561)	(11,262,125)	(311,564)
745	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	(13,659,654)	(13,363,438)	296,216
382	Goldman Sachs	Gas Oil Futures^	02/2016	(14,585,992)	(12,768,350)	1,817,642
116	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	01/2016	(6,102,743)	(6,192,312)	(89,569)
580	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	(62,500,587)	(61,491,600)	1,008,987
136	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	(3,307,010)	(3,185,800)	121,210
181	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	01/2016	(9,645,894)	(8,543,888)	1,102,006
101	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	(2,329,519)	(2,415,921)	(86,402)
6	J.P. Morgan	LME Aluminum Futures^	01/2016	(234,566)	(225,037)	9,529
4	J.P. Morgan	LME Aluminum Futures^	01/2016	(155,550)	(150,060)	5,490
4	J.P. Morgan	LME Aluminum Futures^	01/2016	(156,726)	(150,095)	6,631
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(40,406)	(37,532)	2,874
5	J.P. Morgan	LME Aluminum Futures^	01/2016	(188,621)	(188,188)	433
5	J.P. Morgan	LME Aluminum Futures^	01/2016	(185,682)	(188,188)	(2,506)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(110,940)	(112,935)	(1,995)
10	J.P. Morgan	LME Aluminum Futures^	01/2016	(368,657)	(376,528)	(7,871)
5	J.P. Morgan	LME Aluminum Futures^	02/2016	(185,805)	(188,415)	(2,610)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,555)	(37,691)	(136)
6	J.P. Morgan	LME Aluminum Futures^	02/2016	(224,260)	(226,234)	(1,974)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(36,997)	(37,789)	(792)
4	J.P. Morgan	LME Aluminum Futures^	03/2016	(150,990)	(151,175)	(185)
7	J.P. Morgan	LME Aluminum Futures^	03/2016	(263,883)	(264,469)	(586)
2	J.P. Morgan	LME Aluminum Futures^	03/2016	(73,695)	(75,537)	(1,842)
139	J.P. Morgan	LME Aluminum Futures^	03/2016	(5,026,177)	(5,239,431)	(213,254)
15	J.P. Morgan	LME Aluminum Futures^	03/2016	(567,713)	(565,155)	2,558
3	J.P. Morgan	LME Copper Futures^	01/2016	(391,118)	(353,250)	37,868
2	J.P. Morgan	LME Copper Futures^	01/2016	(260,994)	(235,505)	25,489

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
2	J.P. Morgan	LME Copper Futures^	02/2016	$ (248,973)	$ (235,562)	$ 13,411
2	J.P. Morgan	LME Copper Futures^	02/2016	(246,291)	(235,562)	10,729
3	J.P. Morgan	LME Copper Futures^	02/2016	(369,020)	(353,344)	15,676
1	J.P. Morgan	LME Copper Futures^	02/2016	(118,651)	(117,781)	870
4	J.P. Morgan	LME Copper Futures^	02/2016	(464,067)	(471,112)	(7,045)
9	J.P. Morgan	LME Copper Futures^	02/2016	(1,039,659)	(1,059,970)	(20,311)
4	J.P. Morgan	LME Copper Futures^	02/2016	(447,312)	(471,070)	(23,758)
2	J.P. Morgan	LME Copper Futures^	03/2016	(227,905)	(235,488)	(7,583)
2	J.P. Morgan	LME Copper Futures^	03/2016	(230,741)	(235,478)	(4,737)
65	J.P. Morgan	LME Copper Futures^	03/2016	(7,343,716)	(7,650,907)	(307,191)
11	J.P. Morgan	LME Nickel Futures^	02/2016	(642,493)	(580,552)	61,941
4	J.P. Morgan	LME Nickel Futures^	02/2016	(230,128)	(211,168)	18,960
42	J.P. Morgan	LME Nickel Futures^	03/2016	(2,136,965)	(2,221,128)	(84,163)
1	J.P. Morgan	LME Nickel Futures^	03/2016	(52,194)	(52,917)	(723)
4	J.P. Morgan	LME Zinc Futures^	01/2016	(184,190)	(159,613)	24,577
8	J.P. Morgan	LME Zinc Futures^	01/2016	(363,980)	(319,324)	44,656
3	J.P. Morgan	LME Zinc Futures^	02/2016	(124,480)	(120,182)	4,298
7	J.P. Morgan	LME Zinc Futures^	02/2016	(290,497)	(280,532)	9,965
3	J.P. Morgan	LME Zinc Futures^	02/2016	(120,504)	(120,240)	264
1	J.P. Morgan	LME Zinc Futures^	03/2016	(38,608)	(40,172)	(1,564)
1	J.P. Morgan	LME Zinc Futures^	03/2016	(38,145)	(40,179)	(2,034)
77	J.P. Morgan	LME Zinc Futures^	03/2016	(3,019,686)	(3,097,325)	(77,639)
1	J.P. Morgan	LME Zinc Futures^	03/2016	(37,123)	(40,225)	(3,102)
2	J.P. Morgan	LME Zinc Futures^	03/2016	(75,501)	(80,450)	(4,949)
311	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(6,553,035)	(7,268,070)	(715,035)
45	Morgan Stanley and Co., International PLC	Nymex Palladium Futures^	03/2016	(2,454,362)	(2,529,000)	(74,638)
83	Morgan Stanley and Co., International PLC	Platinum Futures^	04/2016	(3,611,310)	(3,706,780)	(95,470)
152	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	(10,686,477)	(10,490,280)	196,197
302	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	(13,119,505)	(13,050,175)	69,330
102	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	(2,850,705)	(2,708,100)	142,605
198	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	(4,878,477)	(4,653,000)	225,477
324	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	(12,566,594)	(12,000,960)	565,634
1	J.P. Morgan	E-Mini MSCI EAFE Index Futures	03/2016	(84,805)	(84,910)	(105)
276	J.P. Morgan	E-Mini MSCI Emerging Markets Index Futures	03/2016	(10,516,783)	(10,867,500)	(350,717)
47	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	(5,278,070)	(5,318,050)	(39,980)
30	Barclays Capital	FTSE 100 Index Futures	03/2016	(2,672,327)	(2,741,128)	(68,801)
41	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	(1,202,908)	(1,226,740)	(23,832)
28	Barclays Capital	Hang Seng Index Futures	01/2016	(3,974,460)	(3,957,910)	16,550
113	Barclays Capital	H-SHARES Index Futures	01/2016	(7,162,329)	(7,075,212)	87,117

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
64	Barclays Capital	IBEX 35 Index Futures	01/2016	$ (6,685,647)	$ (6,625,732)	$ 59,915
127	Barclays Capital	MSCI Singapore Index Futures	01/2016	(2,890,021)	(2,898,456)	(8,435)
56	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	(1,715,974)	(1,704,640)	11,334
122	J.P. Morgan	OMXS30 Index Futures	01/2016	(2,063,445)	(2,092,721)	(29,276)
28	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	(3,884,025)	(3,901,800)	(17,775)
176	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(19,164,586)	(19,356,566)	(191,980)
124	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	(1,965,959)	(1,971,104)	(5,145)
61	Barclays Capital	SPI 200 Index Futures	03/2016	(5,508,091)	(5,841,932)	(333,841)
783	J.P. Morgan	90-Day EURODollar Futures	06/2016	(194,022,334)	(193,988,250)	34,084
521	J.P. Morgan	90-Day EURODollar Futures	09/2016	(128,879,356)	(128,862,838)	16,518
286	J.P. Morgan	90-Day EURODollar Futures	12/2016	(70,614,037)	(70,620,550)	(6,513)
195	J.P. Morgan	90-Day EURODollar Futures	03/2017	(48,075,186)	(48,077,250)	(2,064)
170	J.P. Morgan	90-Day EURODollar Futures	06/2017	(41,847,493)	(41,849,750)	(2,257)
150	J.P. Morgan	90-Day EURODollar Futures	09/2017	(36,872,045)	(36,879,375)	(7,330)
136	J.P. Morgan	90-Day EURODollar Futures	12/2017	(33,388,180)	(33,396,500)	(8,320)
28	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	(2,577,322)	(2,589,060)	(11,738)
1,196	J.P. Morgan	Australia 3-Year Bond Futures	03/2016	(96,922,124)	(97,146,432)	(224,308)
5	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(895,940)	(896,193)	(253)
81	Morgan Stanley and Co., International PLC	CME Ultra Long Term U.S. Treasury Bond Futures	03/2016	(12,799,904)	(12,853,687)	(53,783)
39	Goldman Sachs	Euro-Buxl 30-Year Bond Futures	03/2016	(6,434,073)	(6,416,824)	17,249
465	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	(58,463,620)	(58,546,406)	(82,786)
786	Morgan Stanley and Co., International PLC	U.S. Treasury 2-Year Note Futures	03/2016	(170,726,047)	(170,746,219)	(20,172)
253	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	(29,905,630)	(29,935,039)	(29,409)
90	Morgan Stanley and Co., International PLC	U.S. Treasury Long Bond Futures	03/2016	(13,804,701)	(13,837,500)	(32,799)

				(1,249,729,972)	(1,247,537,135)	2,192,837

				$298,828,725	$298,653,282	$(175,443)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	40,275,000	$29,252,728	$29,243,587	$(9,141)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	40,275,000	29,252,993	29,243,587	(9,406)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	15,891,500	4,082,056	3,923,701	(158,355)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	15,891,500	$ 4,082,048	$ 3,923,701	$ (158,347)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	7,350,000	5,503,072	5,312,869	(190,203)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	7,350,000	5,503,072	5,312,869	(190,203)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	5,000	4,951	5,007	56
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	626,766,500	891,395	877,314	(14,081)
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	636,508,500	905,020	890,950	(14,070)
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	363,621,000	115,071	113,628	(1,443)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	363,621,000	115,071	113,628	(1,443)
Czech Republic Koruna, Expiring 03/16/16	CitiBank	CZK	231,376,500	9,305,078	9,324,866	19,788
Czech Republic Koruna, Expiring 03/16/16	Credit Suisse International	CZK	231,376,500	9,305,022	9,324,866	19,844
Euro, Expiring 03/16/16	CitiBank	EUR	121,525,000	132,874,445	132,309,954	(564,491)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	121,525,000	132,874,445	132,309,954	(564,491)
British Pound, Expiring 03/16/16	CitiBank	GBP	8,284,999	12,461,963	12,215,216	(246,747)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	8,284,999	12,462,027	12,215,216	(246,811)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	916,785,500	3,162,695	3,155,485	(7,210)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	916,785,500	3,164,155	3,155,485	(8,670)
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	40,955,607,000	2,899,385	2,918,455	19,070
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	40,955,607,000	2,899,385	2,918,455	19,070
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	12,837,500	3,331,115	3,304,191	(26,924)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	12,837,500	3,329,774	3,304,191	(25,583)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	413,756,500	6,114,844	6,180,539	65,695
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	413,756,500	6,114,845	6,180,539	65,694
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	10,739,732,502	88,187,942	89,506,251	1,318,309
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	10,739,732,502	88,187,967	89,506,251	1,318,284
Korean Won, Expiring 03/16/16*	CitiBank	KRW	5,543,052,000	4,775,651	4,719,765	(55,886)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	5,543,052,000	4,775,651	4,719,765	(55,886)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	57,653,000	3,450,059	3,327,924	(122,135)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	57,653,000	$ 3,450,047	$ 3,327,924	$ (122,123)
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	9,168,500	2,158,988	2,124,519	(34,469)
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	9,517,500	2,241,984	2,205,389	(36,595)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	42,872,000	4,987,153	4,840,011	(147,142)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	42,872,000	4,987,160	4,840,011	(147,149)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	37,417,000	24,838,792	25,478,709	639,917
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	37,417,000	24,838,798	25,478,710	639,912
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	51,364,000	1,081,877	1,087,121	5,244
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	51,364,000	1,081,877	1,087,121	5,244
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	15,307,000	3,896,555	3,896,705	150
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	15,307,000	3,896,555	3,896,704	149
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	117,268,500	13,755,991	13,920,969	164,978
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	117,268,500	13,755,985	13,920,969	164,984
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	6,698,000	4,748,105	4,712,717	(35,388)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	6,698,000	4,748,131	4,712,717	(35,414)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	26,842,500	9,001,838	9,019,487	17,649
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	26,842,500	9,001,572	9,019,488	17,916
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	61,346,000	1,870,503	1,869,142	(1,361)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	72,588,000	2,217,264	2,211,673	(5,591)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	65,819,000	4,320,031	4,199,501	(120,530)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	65,819,000	4,319,964	4,199,501	(120,463)

				$754,583,095	$755,607,297	$1,024,202

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(59,103,000)	$(42,449,706)	$(42,914,556)	$(464,850)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(59,103,000)	(42,449,679)	(42,914,555)	(464,876)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(17,490,500)	(4,383,172)	(4,318,503)	64,669
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(17,490,500)	(4,383,207)	(4,318,503)	64,704

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(103,204,500)	$ (75,806,410)	$ (74,600,268)	$ 1,206,142
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(103,204,500)	(75,806,346)	(74,600,269)	1,206,077
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(30,000)	(30,079)	(30,044)	35
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(279,000)	(282,691)	(279,416)	3,275
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	(1,991,968,000)	(2,802,883)	(2,788,252)	14,631
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	(1,991,968,000)	(2,802,883)	(2,788,252)	14,631
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	(3,291,018,000)	(1,003,670)	(1,028,410)	(24,740)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	(3,291,018,000)	(1,003,670)	(1,028,410)	(24,740)
Euro, Expiring 03/16/16	CitiBank	EUR	(164,332,002)	(175,158,071)	(178,915,940)	(3,757,869)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(164,332,001)	(175,157,408)	(178,915,939)	(3,758,531)
British Pound, Expiring 03/16/16	CitiBank	GBP	(17,944,000)	(26,916,252)	(26,456,230)	460,022
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(17,944,000)	(26,916,213)	(26,456,230)	459,983
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(5,666,000)	(731,283)	(731,511)	(228)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(1,089,573,000)	(3,764,493)	(3,750,202)	14,291
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(1,089,573,000)	(3,765,256)	(3,750,202)	15,054
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	(1,598,920,000)	(109,665)	(113,937)	(4,272)
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	(1,598,920,000)	(109,665)	(113,937)	(4,272)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	(7,227,500)	(1,864,389)	(1,860,256)	4,133
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	(7,227,500)	(1,864,126)	(1,860,256)	3,870
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	(108,591,000)	(1,597,534)	(1,622,091)	(24,557)
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	(108,591,000)	(1,597,534)	(1,622,091)	(24,557)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(5,143,850,500)	(41,958,498)	(42,869,483)	(910,985)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(5,143,850,500)	(41,958,498)	(42,869,483)	(910,985)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(21,967,355,501)	(18,618,854)	(18,704,632)	(85,778)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(21,967,355,498)	(18,618,864)	(18,704,632)	(85,768)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(255,828,500)	(15,022,752)	(14,767,279)	255,473
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(255,828,500)	(15,022,722)	(14,767,279)	255,443
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	(6,158,500)	(1,444,190)	(1,427,044)	17,146

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	(6,158,500)	$ (1,444,192)	$ (1,427,044)	$ 17,148
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(275,787,500)	(31,748,123)	(31,134,885)	613,238
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(275,787,500)	(31,748,056)	(31,134,883)	613,173
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(7,800,000)	(5,161,519)	(5,311,327)	(149,808)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(7,800,000)	(5,161,519)	(5,311,327)	(149,808)
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	(177,409,000)	(3,717,975)	(3,754,871)	(36,896)
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	(177,409,000)	(3,717,975)	(3,754,871)	(36,896)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(55,853,500)	(14,006,316)	(14,218,632)	(212,316)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(55,853,499)	(14,006,305)	(14,218,632)	(212,327)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(102,047,000)	(11,938,037)	(12,114,021)	(175,984)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(102,047,000)	(11,938,008)	(12,114,021)	(176,013)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(8,535,500)	(6,036,635)	(6,005,582)	31,053
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(8,535,500)	(6,036,656)	(6,005,582)	31,074
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(26,608,000)	(8,827,224)	(8,940,693)	(113,469)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(26,608,000)	(8,826,853)	(8,940,693)	(113,840)
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	(182,337,500)	(5,565,742)	(5,555,615)	10,127
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	(182,337,500)	(5,565,773)	(5,555,615)	10,158
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(248,322,500)	(16,958,438)	(15,843,915)	1,114,523
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(248,322,500)	(16,957,634)	(15,843,916)	1,113,718

				(1,034,763,643)	(1,039,074,217)	(4,310,574)

				$(280,180,548)	$(283,466,920)	$(3,286,372)

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$880,005	$—	$880,005

Barclays Capital
Cash	—	11,114,129	11,114,129

CitiBank
Money Market Funds	7,910,020	—	7,910,020

Credit Suisse International
Money Market Funds	1,800,010	—	1,800,010

Goldman Sachs
Cash	—	3,950,365	3,950,365
Money Market Funds	290,000	—	290,000

J.P. Morgan
Cash	—	7,623,080	7,623,080

Morgan Stanley and Co., International PLC
Cash	—	2,130,236	2,130,236

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$560,022	$—	$560,022

Deutsche Bank
Money Market Funds	190,008	—	190,008

Goldman Sachs
Cash	—	1,611,926	1,611,926

J.P. Morgan
Cash	—	2,892,877	2,892,877

Macquarie Capital
Money Market Funds	680,001	—	680,001

Morgan Stanley and Co., International PLC
Cash	—	(2,696,723)	(2,696,723)
U.S. Treasury Bills	—	11,164,967	11,164,967

Societe Generale
Money Market Funds	110,000	—	110,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

LONG INVESTMENTS - 92.0%	SHARES	VALUE (Note 5)
COMMON STOCKS - 4.3%

Canada - 0.0% (a)
Mitel Networks Corp. (1)†	23,602	$181,499

China - 0.0% (a)
Sihuan Pharmaceutical Holdings Group Ltd. (3)(b)(c)	816,000	408,524

Ireland - 0.6%
Avolon Holdings Ltd. (1)†	71,213	2,204,754
King Digital Entertainment PLC (1)	697,146	12,464,971

		14,669,725

United States - 3.7%
AGL Resources, Inc. (1)	15,373	980,951
Airgas, Inc. (1)	31,102	4,302,029
BioMed Realty Trust, Inc. REIT (1)	400,815	9,495,307
Boulder Brands, Inc. (1)†	269,773	2,962,108
Constant Contact, Inc. (1)†	225,975	6,607,509
Dyax Corp. (1)†	70,075	2,636,222
Fairchild Semiconductor International, Inc. (1)†	78,555	1,626,874
Herbalife Ltd. (1)†(b)	2,771	148,581

	SHARES	VALUE (Note 5)
United States - 3.7% (continued)
Humana, Inc. (1)	8,742	$1,560,534
Keurig Green Mountain, Inc. (1)	38,299	3,446,144
MedAssets, Inc. (1)†	125,790	3,891,943
PartnerRe Ltd. (1)	9,264	1,294,551
Pep Boys - Manny, Moe & Jack/The (1)†	107,112	1,971,932
Pepco Holdings, Inc. (1)	67,067	1,744,413
Piedmont Natural Gas Co., Inc. (1)	97,997	5,587,789
Precision Castparts Corp. (1)	46,514	10,791,713
Rite Aid Corp. (1)†	1,241,942	9,736,825
SolarWinds, Inc. (1)†	143,087	8,427,824
Solera Holdings, Inc. (1)	14,716	806,878
StanCorp Financial Group, Inc. (1)	13,243	1,508,113
SunEdison, Inc. (1)†	101,808	518,203
Symetra Financial Corp. (1)	166,164	5,279,030
TECO Energy, Inc. (1)	48,528	1,293,271
UTi Worldwide, Inc. (1)†	711,862	5,004,390

		91,623,134

TOTAL COMMON STOCKS (cost $106,491,811)		106,882,882

CONVERTIBLE PREFERRED STOCKS - 11.0%	SHARES	VALUE (Note 5)
Israel - 2.3%
Teva Pharmaceutical Industries Ltd., $1,000.00 par, 7.000% 12/15/18 (1)	55,350	$56,310,787

Netherlands - 1.2%
Fiat Chrysler Automobiles NV, Series FCAU, $100.00 par, 7.875% 12/15/16	25,012,500	29,061,398

United States - 7.5%
Allergan PLC, Series A, $1,000.00 par, 5.500% 03/01/18 (1)	32,175	33,146,041
Anthem, Inc., $50.00 par, 5.250% 05/01/18 (b)	534,750	24,625,238
Black Hills Corp., $50.00 par, 7.750% 11/01/18	49,266	2,730,814
Bunge Ltd., Perpetual Preferred Stock, $100.00 par, 4.875% 12/31/49 (1)(d)	30,900	2,874,936
Crown Castle International Corp., Series A, $100.00 par, 4.500% 11/01/16	109,200	11,661,468
Dominion Resources, Inc., $50.00 par, 6.375% 07/01/17 (1)	137,625	6,617,010
Dominion Resources, Inc., Series A, $49.00 par, 6.125% 04/01/16 (1)	167,375	8,884,265
Dominion Resources, Inc., Series B, $49.00 par, 6.000% 07/01/16 (1)	276,600	14,845,122
Post Holdings, Inc., Perpetual Preferred Stock, $100.00 par, 2.500% 12/31/49 (d)	37,627	4,494,075
Southwestern Energy Co., Series B, $50.00 par, 6.250% 01/15/18 (1)	429,825	7,973,254
Stericycle, Inc., $100.00 par, 5.250% 09/15/18 (1)	103,200	9,448,992
T-Mobile US, Inc., $50.00 par, 5.500% 12/15/17 (1)	329,050	22,279,976
Tyson Foods, Inc., $50.00 par, 4.750% 07/15/17 (1)	310,450	18,838,106
Welltower, Inc., Perpetual Preferred Stock, Series I, $50.00 par, 6.500% 12/31/49 (1)(d)	221,875	13,514,406
Weyerhaeuser Co., Series A, $50.00 par, 6.375% 07/01/16 (1)	95,253	4,789,321
WPX Energy, Inc., Series A, $50.00 par, 6.250% 07/31/18 (1)(b)	65,450	2,057,094

		188,780,118

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $286,665,336)		274,152,303

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

CORPORATE BONDS - 0.0% (a)	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
United States - 0.0% (a)
Sabine Oil & Gas Corp. (e) (cost $3,965,813)	7.250%	06/15/19	$3,950,000	$246,875

CONVERTIBLE BONDS - 22.2%
Canada - 0.3%
Element Financial Corp. 144A (f)	4.250%	06/30/20	7,675	5,695,929
Element Financial Corp. 144A (b)(f)	5.125%	06/30/19	3,281	2,769,513

				8,465,442

Mexico - 0.3%
Cemex SAB de CV (b)	3.720%	03/15/20	7,050	5,529,844
Cemex SAB de CV	3.750%	03/15/18	350	326,594
Cemex SAB de CV	3.250%	03/15/16	2,250	2,235,937

				8,092,375

Monaco - 0.2%
Scorpio Tankers, Inc. 144A (f)	2.375%	07/01/19	4,525	4,182,797

Norway - 0.2%
Ship Finance International Ltd.	3.250%	02/01/18	5,500	5,847,187

United States - 21.2%
Acorda Therapeutics, Inc.	1.750%	06/15/21	4,025	4,628,750
Allscripts Healthcare Solutions, Inc.	1.250%	07/01/20	375	401,250
Alpha Natural Resources, Inc. (e)	4.875%	12/15/20	200	250
Anthem, Inc.	2.750%	10/15/42	9,325	17,799,094
Ares Capital Corp. 144A (3)(c)(f)	5.750%	02/01/16	417	416,739
CalAtlantic Group, Inc. (b)	1.250%	08/01/32	3,575	3,968,250
Cheniere Energy, Inc. (b)	4.250%	03/15/45	10,500	5,460,000
Ciena Corp.	4.000%	12/15/20	1,166	1,514,342
Ciena Corp. 144A (f)	3.750%	10/15/18	275	341,000
Colony Capital, Inc.	3.875%	01/15/21	3,150	2,931,469
Dycom Industries, Inc. 144A (b)(f)	0.750%	09/15/21	3,700	3,635,250
Equinix, Inc.	4.750%	06/15/16	4,450	17,580,281
General Cable Corp. (b)(g)	4.500%	11/15/29	1,595	977,934
Herbalife Ltd. (b)	2.000%	08/15/19	3,000	2,510,625
Hologic, Inc., Series 2010 (g)	2.000%	12/15/37	1,650	2,792,625
Horizon Pharma Investment Ltd. 144A (b)(f)	2.500%	03/15/22	2,525	2,520,266
Intel Corp.	3.250%	08/01/39	19,000	31,599,375
Lam Research Corp.	0.500%	05/15/16	5,075	6,603,844
Lennar Corp. 144A (f)	2.750%	12/15/20	2,650	5,857,825
Lennar Corp. 144A (b)(f)	3.250%	11/15/21	3,325	6,930,547
LinkedIn Corp. (b)	0.500%	11/01/19	13,425	14,079,469
Medicines Co./The	1.375%	06/01/17	4,550	6,475,219
Medicines Co./The 144A (f)	2.500%	01/15/22	5,975	7,573,312
Mentor Graphics Corp.	4.000%	04/01/31	3,375	3,524,766
Meritor, Inc.	7.875%	03/01/26	1,600	1,908,000
MGIC Investment Corp. (b)	5.000%	05/01/17	4,625	4,757,969
MGIC Investment Corp. (b)	2.000%	04/01/20	13,700	19,043,000
Microchip Technology, Inc.	2.125%	12/15/37	15,700	29,879,062
Micron Technology, Inc., Series C	2.375%	05/01/32	7,775	12,201,891
Micron Technology, Inc., Series F	2.125%	02/15/33	4,400	6,468,000
Molina Healthcare, Inc.	1.125%	01/15/20	4,500	6,997,500
NorthStar Realty Finance LP 144A (f)	5.375%	06/15/33	100	124,616
Novellus Systems, Inc.	2.625%	05/15/41	13,650	32,120,156
NRG Yield, Inc. 144A (b)(f)	3.500%	02/01/19	4,200	3,848,250
NRG Yield, Inc. 144A (b)(f)	3.250%	06/01/20	4,575	3,840,141

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
United States - 21.2% (continued)
NVIDIA Corp. (b)	1.000%	12/01/18	$24,825	$41,349,141
ON Semiconductor Corp., Series B	2.625%	12/15/26	3,064	3,416,360
Palo Alto Networks, Inc.	0.000%	07/01/19	15,225	25,292,531
Pandora Media, Inc. 144A (b)(f)	1.750%	12/01/20	3,575	3,796,203
Priceline Group, Inc./The (b)	1.000%	03/15/18	6,100	8,673,437
Prospect Capital Corp. (b)	4.750%	04/15/20	1,100	952,875
Radian Group, Inc.	2.250%	03/01/19	2,775	3,574,547
SanDisk Corp. (b)	1.500%	08/15/17	10,615	16,645,647
SL Green Operating Partnership LP 144A (f)	3.000%	10/15/17	5,575	7,940,891
Spirit Realty Capital, Inc.	2.875%	05/15/19	4,025	3,846,390
Spirit Realty Capital, Inc.	3.750%	05/15/21	4,475	4,234,469
Starwood Property Trust, Inc. (b)	3.750%	10/15/17	1,650	1,623,188
Starwood Property Trust, Inc. (b)	4.550%	03/01/18	5,925	6,024,984
Starwood Property Trust, Inc.	4.000%	01/15/19	4,350	4,515,844
Stillwater Mining Co. (b)	1.750%	10/15/32	5,725	5,435,172
SunEdison, Inc.	2.750%	01/01/21	4,925	2,465,578
SunEdison, Inc. (b)	2.000%	10/01/18	5,950	3,246,469
SunEdison, Inc. 144A (f)	0.250%	01/15/20	8,325	3,205,125
SunPower Corp. 144A (b)(f)	4.000%	01/15/23	3,950	4,735,062
Take-Two Interactive Software, Inc.	1.750%	12/01/16	2,450	4,474,312
Tesla Motors, Inc.	1.500%	06/01/18	8,500	16,739,688
Trinity Industries, Inc. (b)	3.875%	06/01/36	5,975	7,151,328
TTM Technologies, Inc.	1.750%	12/15/20	2,875	2,591,094
UTi Worldwide, Inc.	4.500%	03/01/19	5,100	5,029,875
Vector Group Ltd. (h)	1.750%	04/15/20	1,900	2,171,938
VeriSign, Inc.	4.297%	08/15/37	21,619	55,358,152
Vishay Intertechnology, Inc. (b)	2.250%	11/15/40	1,875	1,814,063
WebMD Health Corp. (b)	2.500%	01/31/18	4,775	4,912,281
WebMD Health Corp.	1.500%	12/01/20	1,675	1,870,766

				524,398,477

TOTAL CONVERTIBLE BONDS (cost $503,995,287)				550,986,278

MONEY MARKET FUNDS - 50.2%	SHARES	VALUE (Note 5)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(i)	1,000,216	$1,000,216
Dreyfus Treasury Cash Management, Class I, 0.090% ^(i)	4,000,863	4,000,863
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(i)(j)	764,959,056	764,959,056
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(i)(j)	475,204,153	475,204,153
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(i)	5,001,412	5,001,412

TOTAL MONEY MARKET FUNDS (cost $1,250,165,700)		1,250,165,700

SHORT-TERM INVESTMENTS - 4.3%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.258%, 3/17/2016 ^(k)	$1,858	$1,857,623
U.S. Treasury Bill, 0.238%, 2/18/2016 ^(k)	8,096	8,094,867
U.S. Treasury Bill, 0.066%, 4/7/2016 ^(k)	5,000	4,998,040
U.S. Treasury Bill, 0.536%, 6/9/2016 ^(k)	1,853	1,849,366
U.S. Treasury Bill, 0.327%, 5/19/2016 ^(k)	32,518	32,476,930
U.S. Treasury Bill, 0.145%, 4/28/2016 ^(k)	2,481	2,478,921
U.S. Treasury Bill, 0.161%, 2/4/2016 ^(k)	16,427	16,425,571
U.S. Treasury Bill, 0.345%, 5/26/2016 ^(k)	11,300	11,282,553
U.S. Treasury Bill, 0.141%, 1/28/2016 ^(k)	25,758	25,755,759

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

SHORT-TERM INVESTMENTS - 4.3% (continued)	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.516%, 6/23/2016 ^(k)	$1,590	$1,586,465

TOTAL SHORT-TERM INVESTMENTS (cost $106,804,959)		106,806,095

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $2,258,088,906)		2,289,240,133

SECURITIES SOLD SHORT - (23.7)%	SHARES

COMMON STOCKS - (23.7)%

Canada - (0.1)%
Element Financial Corp. (1)	(267,849)	(3,232,694)

Israel - (1.7)%
Teva Pharmaceutical Industries Ltd. ADR (1)	(628,776)	(41,272,857)

Italy - 0.0% (a)
Ferrari NV (1)†	(19,413)	(931,824)

Mexico - (0.1)%
Cemex SAB de CV ADR (1)†	(244,392)	(1,361,263)

Monaco - (0.1)%
Scorpio Tankers, Inc. (1)	(212,674)	(1,705,645)

Norway - (0.1)%
Ship Finance International Ltd. (1)	(212,619)	(3,523,097)

United Kingdom - (1.0)%
Fiat Chrysler Automobiles NV (1)†	(1,728,135)	(24,176,609)

United States - (20.6)%
Acorda Therapeutics, Inc. (1)†	(69,985)	(2,993,958)
Allergan PLC (1)†	(83,789)	(26,184,062)
Allscripts Healthcare Solutions, Inc. (1)†	(14,619)	(224,840)
Anthem, Inc. (1)	(219,124)	(30,554,651)
Black Hills Corp. (1)	(42,390)	(1,968,168)
Bunge Ltd. (1)	(20,658)	(1,410,528)
CalAtlantic Group, Inc. (1)	(51,768)	(1,963,043)
Cheniere Energy, Inc. (1)†	(40,974)	(1,526,281)
Ciena Corp. (1)†	(44,628)	(923,353)
Colony Capital, Inc., Class A REIT (1)	(36,809)	(717,039)
Crown Castle International Corp. REIT (1)	(79,484)	(6,871,392)
Dominion Resources, Inc. (1)	(296,906)	(20,082,722)
Dycom Industries, Inc. (1)†	(25,968)	(1,816,721)
Equinix, Inc. REIT (1)	(58,024)	(17,546,458)
General Cable Corp. (1)	(40,140)	(539,080)
Hologic, Inc. (1)†	(70,929)	(2,744,243)
Horizon Pharma PLC (1)†	(69,613)	(1,508,514)
Intel Corp. (1)	(752,248)	(25,914,944)
Lam Research Corp. (1)	(452,940)	(35,972,495)
Lennar Corp., Class A (1)	(238,257)	(11,653,150)
LinkedIn Corp., Class A (1)†	(25,980)	(5,847,578)
Medicines Co./The (1)†	(279,303)	(10,429,174)

	SHARES	VALUE (Note 5)
United States - (20.6)% (continued)
Mentor Graphics Corp. (1)	(61,678)	$(1,136,109)
Meritor, Inc. (1)†	(86,667)	(723,669)
MGIC Investment Corp. (1)†	(1,602,932)	(14,153,890)
Microchip Technology, Inc. (1)	(608,365)	(28,313,307)
Micron Technology, Inc. (1)†	(1,030,765)	(14,595,632)
Molina Healthcare, Inc. (1)†	(97,130)	(5,840,427)
NorthStar Realty Finance Corp. REIT (1)	(7,317)	(124,608)
NRG Yield, Inc., Class A (1)	(51,385)	(714,765)
NRG Yield, Inc., Class C (1)	(53,079)	(783,446)
NVIDIA Corp. (1)	(1,083,470)	(35,711,171)
ON Semiconductor Corp. (1)†	(154,659)	(1,515,658)
Palo Alto Networks, Inc. (1)†	(122,183)	(21,521,314)
Pandora Media, Inc. (1)†	(99,896)	(1,339,605)
Post Holdings, Inc. (1)†	(64,657)	(3,989,337)
Priceline Group, Inc./The (1)†	(5,360)	(6,833,732)
Prospect Capital Corp. (1)	(1,331)	(9,290)
Radian Group, Inc. (1)	(181,946)	(2,436,257)
SL Green Realty Corp. REIT (1)	(63,976)	(7,228,008)
Southwestern Energy Co. (1)†	(906,369)	(6,444,284)
Spirit Realty Capital, Inc. REIT (1)	(163,475)	(1,638,019)
Starwood Property Trust, Inc. REIT (1)	(177,634)	(3,652,155)
Stericycle, Inc. (1)†	(55,292)	(6,668,215)
Stillwater Mining Co. (1)†	(239,443)	(2,052,027)
SunEdison, Inc. (1)†	(487,386)	(2,480,795)
SunPower Corp. (1)†	(108,692)	(3,261,847)
Take-Two Interactive Software, Inc. (1)†	(126,393)	(4,403,532)
Tesla Motors, Inc. (1)†	(63,482)	(15,236,315)
T-Mobile US, Inc. (1)†	(490,065)	(19,171,343)
Trinity Industries, Inc. (1)	(150,850)	(3,623,417)
TTM Technologies, Inc. (1)†	(196,669)	(1,280,315)
Tyson Foods, Inc., Class A (1)	(275,644)	(14,700,095)
Vector Group Ltd. (1)	(31,233)	(736,787)
VeriSign, Inc. (1)†	(629,044)	(54,953,284)
Vishay Intertechnology, Inc. (1)	(124,670)	(1,502,274)
WebMD Health Corp. (1)†	(57,174)	(2,761,504)
Welltower, Inc. REIT (1)	(105,864)	(7,201,928)
Weyerhaeuser Co. REIT (1)	(81,847)	(2,453,773)
WPX Energy, Inc. (1)†	(281,889)	(1,618,043)

		(512,202,571)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $589,365,032)		(588,406,560)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $589,365,032)		(588,406,560)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 68.3% (cost $1,668,723,874)		1,700,833,573

OTHER ASSETS IN EXCESS OF LIABILITIES - 31.7% (l)		787,914,161

NET ASSETS - 100.0%		$2,488,747,734

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$12,408,405	0.5%
Consumer Staples	26,346,591	1.1
Energy	10,950,106	0.4
Financials	66,309,390	2.7
Health Care	50,014,579	2.0
Industrials	32,781,134	1.3
Information Technology	100,703,729	4.0
Materials	14,416,286	0.6
Telecommunication Services	3,108,633	0.1
Utilities	26,822,925	1.1
Money Market Funds	1,250,165,700	50.2
Other Investments	106,806,095	4.3

Total Investments In Securities, At Value	1,700,833,573	68.3
Other Assets in Excess of Liabilities (l)	787,914,161	31.7

Net Assets	$2,488,747,734	100.0%

†	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $180,195,228. In addition, $555,127,262 of cash collateral was pledged.
(c)	Security fair valued as of December 31, 2015 using procedures approved by the Board of Trustees. The total value of positions fair valued was $825,263 or 0.0% of total net assets.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date. The rate shown represents the variable dividend rate in effect as of the close of the reporting period.
(e)	Defaulted security.
(f)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(g)	Represents a step bond. The rate shown reflects the rate as of close of the reporting period.
(h)	Indicates a variable rate security. The interest rate shown represents the rate as of the close of the reporting period.
(i)	Represents annualized seven-day yield as of the close of the reporting period.
(j)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(k)	The rate shown is the effective yield at the date of purchase.
(l)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts sell protection as of December 31, 2015:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	Markit CDX North America High Yield Index Series 25	5.000%	USD	4.726%	15,125,000	$321,995	12/20/2020	$(127,930)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley and Co., International PLC	Bovespa Index February Futures	02/2016	BRL	(105,840,502)	$1,307,377
Goldman Sachs	CNX Nifty Index January Futures	01/2016	INR	(1,200,371,749)	(38,985)
CitiBank	Corn March Futures^	02/2016	USD	18,050,297	(794,421)
Deutsche Bank	Corn March Futures^	02/2016	USD	11,002,532	(490,758)
Deutsche Bank	Corn March Futures^	02/2016	USD	(5,974,692)	91,118
Macquarie Capital	Corn March Futures^	02/2016	USD	205,325	(8,013)
Societe Generale	Corn March Futures^	02/2016	USD	672,699	(26,949)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	1,289,630	(24,030)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	205,684,266	(555,470)
Morgan Stanley and Co., International PLC	KOSPI Index 200 March Futures	03/2016	KRW	36,111,474,943	267,248
Macquarie Capital	Live Cattle February Futures^	02/2016	USD	(5,789,864)	(119,896)
Merrill Lynch	Live Cattle February Futures^	02/2016	USD	(965,770)	(19,190)
Societe Generale	Live Cattle February Futures^	02/2016	USD	(2,091,003)	(43,077)
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index January Futures	01/2016	USD	(8,700,839)	55,879
Morgan Stanley and Co., International PLC	SGX FTSE China A50 Index January Futures	01/2016	USD	2,035,154	(35,384)
Morgan Stanley and Co., International PLC	SGX S&P CNX Nifty Index January Futures	01/2016	USD	(14,713,525)	(22,067)
Deutsche Bank	Soybean March Futures^	02/2016	USD	12,550,978	(321,579)
Deutsche Bank	Soybean March Futures^	02/2016	USD	(6,274,052)	94,587
Societe Generale	Soybean March Futures^	02/2016	USD	7,639,653	(207,103)
CitiBank	Soybean Meal March Futures^	02/2016	USD	(4,993,560)	214,560
Deutsche Bank	Soybean Meal March Futures^	02/2016	USD	(2,711,684)	136,334
Societe Generale	Soybean Meal March Futures^	02/2016	USD	(2,467,279)	130,879
Morgan Stanley and Co., International PLC	Swiss Market Index March Futures	03/2016	CHF	(169,375,953)	(5,232,380)
Morgan Stanley and Co., International PLC	Taiwan Stock Exchange January Futures	01/2016	TWD	(108,595,501)	(120,383)
Bank of America	Tel Aviv 25 Index January Futures	01/2016	ILS	21,273,893	72,491
Bank of America	U.S. Treasury 2-Year Note March Futures	03/2016	USD	(112,020,742)	145,039
Bank of America	U.S. Treasury 5-Year Note March Futures	03/2016	USD	(8,774,683)	18,980
CitiBank	Wheat March Futures^	02/2016	USD	(1,965,477)	14,977
Deutsche Bank	Wheat March Futures^	02/2016	USD	(538,131)	21,131
Goldman Sachs	WIG20 Index March Futures	03/2016	PLN	(13,030,866)	(146,195)

					$(5,635,280)

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
331	Goldman Sachs	Brent Crude Futures^	01/2016	$12,439,962	$12,468,770	$28,808
140	Goldman Sachs	Cocoa Futures^	03/2016	4,709,250	4,668,497	(40,753)
96	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	3,179,252	3,082,560	(96,692)
32	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	1,009,141	1,012,480	3,339
5	J.P. Morgan	LME Aluminum Futures^	01/2016	195,981	187,531	(8,450)
5	J.P. Morgan	LME Aluminum Futures^	01/2016	195,262	187,575	(7,687)
2	J.P. Morgan	LME Aluminum Futures^	01/2016	78,981	75,048	(3,933)
2	J.P. Morgan	LME Aluminum Futures^	01/2016	79,905	75,065	(4,840)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	38,765	37,628	(1,137)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	38,002	37,637	(365)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	113,396	112,913	(483)
2	J.P. Morgan	LME Aluminum Futures^	01/2016	75,755	75,275	(480)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	111,765	112,913	1,148
3	J.P. Morgan	LME Aluminum Futures^	01/2016	111,907	112,935	1,028
9	J.P. Morgan	LME Aluminum Futures^	01/2016	331,391	338,875	7,484
4	J.P. Morgan	LME Aluminum Futures^	02/2016	148,837	150,732	1,895
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,628	37,691	63
3	J.P. Morgan	LME Aluminum Futures^	02/2016	112,189	113,118	929
3	J.P. Morgan	LME Aluminum Futures^	03/2016	113,362	113,344	(18)
2	J.P. Morgan	LME Aluminum Futures^	03/2016	74,219	75,538	1,319
18	J.P. Morgan	LME Aluminum Futures^	03/2016	679,240	678,487	(753)
13	J.P. Morgan	LME Aluminum Futures^	03/2016	495,472	489,801	(5,671)
6	J.P. Morgan	LME Copper Futures^	01/2016	774,018	705,863	(68,155)
5	J.P. Morgan	LME Copper Futures^	01/2016	648,265	588,275	(59,990)
4	J.P. Morgan	LME Copper Futures^	01/2016	514,010	470,710	(43,300)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,677	117,778	(12,899)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,449	117,750	(12,699)
2	J.P. Morgan	LME Copper Futures^	01/2016	259,823	235,505	(24,318)
2	J.P. Morgan	LME Copper Futures^	02/2016	249,005	235,563	(13,442)
11	J.P. Morgan	LME Copper Futures^	02/2016	1,354,495	1,295,594	(58,901)
26	J.P. Morgan	LME Copper Futures^	02/2016	3,198,497	3,062,313	(136,184)
11	J.P. Morgan	LME Copper Futures^	02/2016	1,329,485	1,295,593	(33,892)
26	J.P. Morgan	LME Copper Futures^	02/2016	3,031,027	3,062,313	31,286
15	J.P. Morgan	LME Copper Futures^	02/2016	1,735,031	1,766,667	31,636
7	J.P. Morgan	LME Copper Futures^	02/2016	808,842	824,421	15,579
4	J.P. Morgan	LME Copper Futures^	02/2016	446,110	471,070	24,960
2	J.P. Morgan	LME Copper Futures^	02/2016	225,655	235,529	9,874
8	J.P. Morgan	LME Copper Futures^	03/2016	923,224	942,004	18,780
11	J.P. Morgan	LME Copper Futures^	03/2016	1,267,227	1,295,220	27,993
10	J.P. Morgan	LME Copper Futures^	03/2016	1,152,687	1,177,438	24,751
29	J.P. Morgan	LME Copper Futures^	03/2016	3,331,446	3,414,569	83,123
1	J.P. Morgan	LME Copper Futures^	03/2016	113,752	117,743	3,991
1	J.P. Morgan	LME Copper Futures^	03/2016	115,727	117,738	2,011
1	J.P. Morgan	LME Copper Futures^	03/2016	114,652	117,733	3,081
82	J.P. Morgan	LME Copper Futures^	03/2016	9,311,019	9,651,913	340,894
1	J.P. Morgan	LME Nickel Futures^	01/2016	63,393	52,712	(10,681)
1	J.P. Morgan	LME Nickel Futures^	02/2016	56,882	52,799	(4,083)
2	J.P. Morgan	LME Nickel Futures^	03/2016	104,165	105,836	1,671

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
8	J.P. Morgan	LME Zinc Futures^	01/2016	$ 374,319	$ 319,226	$ (55,093)
6	J.P. Morgan	LME Zinc Futures^	01/2016	272,751	239,493	(33,258)
3	J.P. Morgan	LME Zinc Futures^	02/2016	124,207	120,182	(4,025)
6	J.P. Morgan	LME Zinc Futures^	02/2016	249,015	240,456	(8,559)
2	J.P. Morgan	LME Zinc Futures^	02/2016	80,605	80,160	(445)
1	J.P. Morgan	LME Zinc Futures^	02/2016	39,659	40,084	425
1	J.P. Morgan	LME Zinc Futures^	03/2016	38,002	40,164	2,162
2	J.P. Morgan	LME Zinc Futures^	03/2016	77,105	80,343	3,238
2	J.P. Morgan	LME Zinc Futures^	03/2016	74,006	80,450	6,444
2	J.P. Morgan	LME Zinc Futures^	03/2016	75,856	80,450	4,594
206	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	14,509,257	14,217,090	(292,167)
54	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	1,002,330	996,300	(6,030)
75	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	1,291,416	1,280,160	(11,256)
2	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	73,971	74,080	109
16	Barclays Capital	Amsterdam Index Futures	01/2016	1,518,382	1,536,577	18,195
585	J.P. Morgan	BIST 30 Futures	02/2016	1,847,353	1,786,754	(60,599)
724	Barclays Capital	CAC40 Index Futures	01/2016	36,263,669	36,496,042	232,373
75	Barclays Capital	DAX Index Futures	03/2016	21,639,699	21,949,632	309,933
100	Barclays Capital	E-Mini DJIA CBOT Futures	03/2016	8,661,658	8,670,500	8,842
2,714	Barclays Capital	Euro Stoxx 50 Index	03/2016	95,701,836	96,800,603	1,098,767
503	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	14,384,838	15,049,995	665,157
62	Barclays Capital	FTSE/MIB Index Futures	03/2016	7,235,538	7,223,648	(11,890)
77	J.P. Morgan	KOSPI Index 200 Futures	03/2016	7,803,142	7,895,037	91,895
387	Barclays Capital	NASDAQ 100 E-Mini Futures	03/2016	35,404,693	35,509,185	104,492
120	J.P. Morgan	Nikkei 225 Futures	03/2016	19,601,764	18,999,126	(602,638)
302	J.P. Morgan	SGX FTSE China A50 Index Futures	01/2016	3,232,574	3,161,940	(70,634)
1,485	Barclays Capital	TOPIX Index Futures	03/2016	194,065,275	191,192,437	(2,872,838)
45	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	12,256,312	12,247,333	(8,979)
254	J.P. Morgan	3-Month Euro Euribor Futures	03/2017	69,132,772	69,115,587	(17,185)
267	J.P. Morgan	3-Month Euro Euribor Futures	06/2017	72,648,832	72,623,982	(24,850)
290	J.P. Morgan	3-Month Euro Euribor Futures	09/2017	78,911,900	78,840,586	(71,314)
175	J.P. Morgan	3-Month Euro Euribor Futures	12/2017	47,583,424	47,547,689	(35,735)
290	J.P. Morgan	90-Day Sterling Futures	03/2016	52,998,764	53,097,740	98,976
2,600	J.P. Morgan	90-Day Sterling Futures	06/2016	474,484,924	475,569,543	1,084,619
1,705	J.P. Morgan	90-Day Sterling Futures	09/2016	311,370,909	311,455,428	84,519
2,512	J.P. Morgan	90-Day Sterling Futures	12/2016	458,547,433	458,177,227	(370,206)
125	J.P. Morgan	90-Day Sterling Futures	03/2017	22,812,904	22,767,176	(45,728)
108	J.P. Morgan	90-Day Sterling Futures	06/2017	19,688,751	19,642,978	(45,773)
59	J.P. Morgan	90-Day Sterling Futures	09/2017	10,746,522	10,718,926	(27,596)
63	J.P. Morgan	90-Day Sterling Futures	12/2017	11,458,864	11,434,026	(24,838)
580	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	57,967,286	59,098,215	1,130,929
373	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	66,869,609	66,882,968	13,359
189	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	12/2016	33,858,848	33,877,809	18,961
176	Goldman Sachs	Euro - Bobl Futures	03/2016	25,189,537	24,992,989	(196,548)
45	Goldman Sachs	Euro - OAT Futures	03/2016	7,441,112	7,338,007	(103,105)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
389	Goldman Sachs	Euro - SCHATZ Futures	03/2016	$ 47,237,446	$ 47,140,378	$ (97,068)
25	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	06/2016	6,302,197	6,288,688	(13,509)
30	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	09/2016	7,561,024	7,546,426	(14,598)
28	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	12/2016	7,051,951	7,042,632	(9,319)
362	Goldman Sachs	Euro - BTP Italian Government Bond Futures	03/2016	54,537,305	54,258,210	(279,095)
179	Goldman Sachs	Euro - Bund Futures	03/2016	30,912,214	30,719,900	(192,314)
605	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	76,566,583	76,173,281	(393,302)

				2,585,539,568	2,584,532,900	(1,006,668)

Short Contracts:
79	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	$(3,625,049)	$(3,753,488)	$(128,439)
180	Morgan Stanley and Co., International PLC	Copper Futures^	03/2016	(9,339,630)	(9,607,500)	(267,870)
649	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	(11,976,151)	(11,641,438)	334,713
334	Goldman Sachs	Gas Oil Futures^	02/2016	(12,777,437)	(11,163,950)	1,613,487
101	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	01/2016	(5,310,146)	(5,391,582)	(81,436)
398	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	(42,907,144)	(42,195,960)	711,184
116	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	(2,818,125)	(2,717,300)	100,825
158	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	01/2016	(8,437,545)	(7,458,201)	979,344
86	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	(1,984,992)	(2,057,120)	(72,128)
30	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	(1,583,184)	(1,641,600)	(58,416)
5	J.P. Morgan	LME Aluminum Futures^	01/2016	(195,472)	(187,531)	7,941
5	J.P. Morgan	LME Aluminum Futures^	01/2016	(194,437)	(187,575)	6,862
2	J.P. Morgan	LME Aluminum Futures^	01/2016	(78,363)	(75,047)	3,316
2	J.P. Morgan	LME Aluminum Futures^	01/2016	(79,626)	(75,065)	4,561
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(38,872)	(37,629)	1,243
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(38,019)	(37,638)	381
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(113,268)	(112,913)	355
2	J.P. Morgan	LME Aluminum Futures^	01/2016	(75,082)	(75,275)	(193)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(111,409)	(112,913)	(1,504)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(110,940)	(112,935)	(1,995)
9	J.P. Morgan	LME Aluminum Futures^	01/2016	(331,758)	(338,875)	(7,117)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
4	J.P. Morgan	LME Aluminum Futures^	02/2016	$ (148,644)	$ (150,732)	$ (2,088)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,555)	(37,691)	(136)
3	J.P. Morgan	LME Aluminum Futures^	02/2016	(112,130)	(113,117)	(987)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(113,093)	(113,344)	(251)
2	J.P. Morgan	LME Aluminum Futures^	03/2016	(73,695)	(75,537)	(1,842)
113	J.P. Morgan	LME Aluminum Futures^	03/2016	(4,086,029)	(4,259,394)	(173,365)
13	J.P. Morgan	LME Aluminum Futures^	03/2016	(492,018)	(489,801)	2,217
6	J.P. Morgan	LME Copper Futures^	01/2016	(773,820)	(705,862)	67,958
5	J.P. Morgan	LME Copper Futures^	01/2016	(643,696)	(588,275)	55,421
4	J.P. Morgan	LME Copper Futures^	01/2016	(511,319)	(470,710)	40,609
1	J.P. Morgan	LME Copper Futures^	01/2016	(131,272)	(117,778)	13,494
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,373)	(117,750)	12,623
2	J.P. Morgan	LME Copper Futures^	01/2016	(260,994)	(235,505)	25,489
2	J.P. Morgan	LME Copper Futures^	02/2016	(248,973)	(235,562)	13,411
11	J.P. Morgan	LME Copper Futures^	02/2016	(1,355,723)	(1,295,594)	60,129
26	J.P. Morgan	LME Copper Futures^	02/2016	(3,201,173)	(3,062,312)	138,861
11	J.P. Morgan	LME Copper Futures^	02/2016	(1,325,894)	(1,295,594)	30,300
26	J.P. Morgan	LME Copper Futures^	02/2016	(3,043,075)	(3,062,313)	(19,238)
15	J.P. Morgan	LME Copper Futures^	02/2016	(1,740,249)	(1,766,666)	(26,417)
7	J.P. Morgan	LME Copper Futures^	02/2016	(808,529)	(824,422)	(15,893)
4	J.P. Morgan	LME Copper Futures^	02/2016	(447,312)	(471,070)	(23,758)
2	J.P. Morgan	LME Copper Futures^	02/2016	(225,375)	(235,528)	(10,153)
8	J.P. Morgan	LME Copper Futures^	03/2016	(920,962)	(942,004)	(21,042)
11	J.P. Morgan	LME Copper Futures^	03/2016	(1,263,335)	(1,295,220)	(31,885)
10	J.P. Morgan	LME Copper Futures^	03/2016	(1,152,311)	(1,177,437)	(25,126)
29	J.P. Morgan	LME Copper Futures^	03/2016	(3,329,197)	(3,414,569)	(85,372)
1	J.P. Morgan	LME Copper Futures^	03/2016	(113,952)	(117,744)	(3,792)
1	J.P. Morgan	LME Copper Futures^	03/2016	(115,370)	(117,738)	(2,368)
1	J.P. Morgan	LME Copper Futures^	03/2016	(114,640)	(117,734)	(3,094)
70	J.P. Morgan	LME Copper Futures^	03/2016	(8,036,751)	(8,239,438)	(202,687)
1	J.P. Morgan	LME Nickel Futures^	01/2016	(63,568)	(52,712)	10,856
1	J.P. Morgan	LME Nickel Futures^	02/2016	(56,913)	(52,800)	4,113
36	J.P. Morgan	LME Nickel Futures^	03/2016	(1,833,320)	(1,903,824)	(70,504)
2	J.P. Morgan	LME Nickel Futures^	03/2016	(104,389)	(105,836)	(1,447)
8	J.P. Morgan	LME Zinc Futures^	01/2016	(368,380)	(319,226)	49,154
6	J.P. Morgan	LME Zinc Futures^	01/2016	(272,985)	(239,493)	33,492
3	J.P. Morgan	LME Zinc Futures^	02/2016	(124,480)	(120,182)	4,298
6	J.P. Morgan	LME Zinc Futures^	02/2016	(248,997)	(240,456)	8,541
2	J.P. Morgan	LME Zinc Futures^	02/2016	(80,336)	(80,160)	176
1	J.P. Morgan	LME Zinc Futures^	02/2016	(39,592)	(40,084)	(492)
1	J.P. Morgan	LME Zinc Futures^	03/2016	(38,051)	(40,164)	(2,113)
2	J.P. Morgan	LME Zinc Futures^	03/2016	(77,216)	(80,343)	(3,127)
68	J.P. Morgan	LME Zinc Futures^	03/2016	(2,660,819)	(2,735,300)	(74,481)
2	J.P. Morgan	LME Zinc Futures^	03/2016	(74,246)	(80,450)	(6,204)
2	J.P. Morgan	LME Zinc Futures^	03/2016	(75,501)	(80,450)	(4,949)
371	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(7,817,420)	(8,670,270)	(852,850)
38	Morgan Stanley and Co., International PLC	Nymex Palladium Futures^	03/2016	(2,073,722)	(2,135,600)	(61,878)
73	Morgan Stanley and Co., International PLC	Platinum Futures^	04/2016	(3,174,246)	(3,260,180)	(85,934)
210	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	(9,120,792)	(9,074,625)	46,167

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
82	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	$ (2,291,039)	$ (2,177,100)	$ 113,939
171	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	(4,213,366)	(4,018,500)	194,866
1	J.P. Morgan	E-Mini MSCI EAFE Index Futures	03/2016	(84,805)	(84,910)	(105)
196	Barclays Capital	E-Mini MSCI Emerging Markets Index Futures	03/2016	(7,524,852)	(7,717,500)	(192,648)
1,003	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	(113,020,734)	(113,489,450)	(468,716)
384	Barclays Capital	FTSE 100 Index Futures	03/2016	(34,329,403)	(35,086,431)	(757,028)
344	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	01/2016	(6,715,048)	(6,764,225)	(49,177)
20	Barclays Capital	Hang Seng Index Futures	01/2016	(2,838,900)	(2,827,079)	11,821
80	Barclays Capital	H-SHARES Index Futures	01/2016	(5,070,587)	(5,009,000)	61,587
270	Barclays Capital	IBEX 35 Index Futures	01/2016	(28,083,535)	(27,952,307)	131,228
84	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	03/2016	(2,080,591)	(2,102,571)	(21,980)
41	Barclays Capital	MSCI Singapore Index Futures	01/2016	(933,808)	(935,722)	(1,914)
1,087	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	(33,292,776)	(33,088,280)	204,496
86	J.P. Morgan	OMXS30 Index Futures	01/2016	(1,454,836)	(1,475,196)	(20,360)
1,343	Barclays Capital	S&P 500 E-Mini Futures	03/2016	(136,213,940)	(136,677,110)	(463,170)
20	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	(2,775,198)	(2,787,000)	(11,802)
125	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(13,612,807)	(13,747,561)	(134,754)
2,261	Barclays Capital	SET50 Index Futures	03/2016	(10,013,572)	(9,985,219)	28,353
205	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	(3,250,171)	(3,258,680)	(8,509)
217	Barclays Capital	SPI 200 Index Futures	03/2016	(20,093,163)	(20,781,958)	(688,795)
262	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	(324,282,055)	(324,876,076)	(594,021)
61	J.P. Morgan	3-Month Euro Euribor Futures	03/2016	(16,605,465)	(16,600,282)	5,183
1,215	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	(330,700,402)	(330,694,487)	5,915
378	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	(102,891,714)	(102,887,864)	3,850
342	J.P. Morgan	90-Day EURODollar Futures	06/2016	(84,731,557)	(84,730,500)	1,057
693	J.P. Morgan	90-Day EURODollar Futures	09/2016	(171,451,288)	(171,404,887)	46,401
1,381	J.P. Morgan	90-Day EURODollar Futures	12/2016	(341,121,761)	(341,003,425)	118,336
138	J.P. Morgan	90-Day EURODollar Futures	03/2017	(34,022,469)	(34,023,900)	(1,431)
120	J.P. Morgan	90-Day EURODollar Futures	06/2017	(29,539,443)	(29,541,000)	(1,557)
106	J.P. Morgan	90-Day EURODollar Futures	09/2017	(26,056,250)	(26,061,425)	(5,175)
96	J.P. Morgan	90-Day EURODollar Futures	12/2017	(23,568,107)	(23,574,000)	(5,893)
2,825	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	(260,078,720)	(261,217,697)	(1,138,977)
854	J.P. Morgan	Australia 3-Year Bond Futures	03/2016	(69,206,300)	(69,367,101)	(160,801)
106	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(18,993,328)	(18,999,295)	(5,967)
158	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	(28,317,526)	(28,329,695)	(12,169)
57	Morgan Stanley and Co., International PLC	CME Ultra Long Term U.S. Treasury Bond Futures	03/2016	(9,007,078)	(9,045,188)	(38,110)
27	Goldman Sachs	Euro-Buxl 30-Year Bond Futures	03/2016	(4,454,938)	(4,442,417)	12,521
453	Goldman Sachs	Long Gilt Futures	03/2016	(78,369,151)	(77,980,476)	388,675

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
562	Morgan Stanley and Co., International PLC	U.S. Treasury 2-Year Note Futures	03/2016	$ (122,072,322)	$ (122,085,719)	$ (13,397)
187	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	(22,104,723)	(22,125,899)	(21,176)
64	Morgan Stanley and Co., International PLC	U.S. Treasury Long Bond Futures	03/2016	(9,817,290)	(9,840,000)	(22,710)

				(2,700,674,099)	(2,702,237,263)	(1,563,164)

				$(115,134,531)	$(117,704,363)	$(2,569,832)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	136,350,500	$98,722,942	$99,003,791	$280,849
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	136,350,500	98,723,201	99,003,790	280,589
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	106,992,000	27,174,785	26,416,927	(757,858)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	106,992,000	27,174,860	26,416,926	(757,934)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	27,888,500	20,859,883	20,158,904	(700,979)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	27,888,500	20,859,882	20,158,904	(700,978)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	29,130,000	29,491,555	29,173,675	(317,880)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	29,130,000	29,492,754	29,173,675	(319,079)
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	350,847,000	499,909	491,098	(8,811)
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	350,847,000	499,909	491,097	(8,812)
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	195,642,500	61,913	61,136	(777)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	195,642,500	61,913	61,136	(777)
Czech Republic Koruna, Expiring 03/16/16	CitiBank	CZK	398,741,500	16,038,090	16,069,959	31,869
Czech Republic Koruna, Expiring 03/16/16	Credit Suisse International	CZK	398,741,500	16,038,071	16,069,959	31,888
Euro, Expiring 03/16/16	CitiBank	EUR	96,289,500	105,276,143	104,834,884	(441,259)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	96,289,500	$ 105,276,166	$ 104,834,883	$ (441,283)
Euro, Expiring 04/05/16	Credit Suisse International	EUR	3,562	3,886	3,880	(6)
Euro, Expiring 04/05/17	Credit Suisse International	EUR	3,562	3,963	3,941	(22)
British Pound, Expiring 03/16/16	CitiBank	GBP	9,936,000	14,953,137	14,649,414	(303,723)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	9,936,000	14,953,130	14,649,414	(303,716)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	5,010,000	646,702	646,818	116
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	5,010,000	646,703	646,818	115
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	304,000,000	1,049,740	1,046,339	(3,401)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	304,000,000	1,050,762	1,046,338	(4,424)
Indonesian Rupiah, Expiring 03/16/16*	CitiBank	IDR	13,192,753,000	934,110	940,102	5,992
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	13,192,753,000	934,110	940,102	5,992
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	9,007,000	2,337,629	2,318,275	(19,354)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	9,007,000	2,336,646	2,318,275	(18,371)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	833,374,500	12,308,377	12,448,633	140,256
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	833,374,500	12,308,375	12,448,630	140,255
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	28,722,152,502	234,965,118	239,373,955	4,408,837
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	28,722,152,500	234,965,138	239,373,952	4,408,814
Korean Won, Expiring 03/16/16*	CitiBank	KRW	9,448,731,000	8,139,663	8,045,349	(94,314)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	10,577,899,999	9,095,011	9,006,807	(88,204)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	106,588,000	6,267,828	6,152,617	(115,211)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	106,588,000	6,267,856	6,152,616	(115,240)
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	43,249,000	10,039,356	10,021,633	(17,723)
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	43,466,000	10,090,961	10,071,915	(19,046)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	207,032,500	24,149,351	23,372,825	(776,526)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	207,032,500	24,149,380	23,372,825	(776,555)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	144,622,000	95,975,777	98,478,814	2,503,037
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	144,621,998	95,975,889	98,478,812	2,502,923
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	33,078,500	696,701	700,108	3,407

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	33,078,500	$ 696,700	$ 700,106	$ 3,406
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	7,778,500	1,990,646	1,980,174	(10,472)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	7,778,500	1,990,650	1,980,174	(10,476)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	331,648,502	38,389,298	39,370,065	980,767
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	331,648,500	38,389,049	39,370,064	981,015
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	4,393,500	3,115,366	3,091,268	(24,098)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	4,393,500	3,115,376	3,091,268	(24,108)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	187,794,500	62,965,402	63,101,812	136,410
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	187,794,500	62,965,567	63,101,811	136,244
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	415,260,499	12,702,432	12,652,513	(49,919)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	422,198,498	12,916,574	12,863,906	(52,668)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	49,577,500	3,244,099	3,163,233	(80,866)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	49,577,500	3,244,120	3,163,232	(80,888)

				$1,667,222,554	$1,676,759,577	$9,537,023

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(44,131,000)	$(31,713,260)	$(32,043,420)	$(330,160)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(44,131,000)	(31,713,241)	(32,043,420)	(330,179)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(2,083,000)	(520,363)	(514,304)	6,059
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(2,746,000)	(690,535)	(678,002)	12,533
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(116,041,000)	(84,427,295)	(83,878,998)	548,297
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(117,801,000)	(85,693,525)	(85,151,194)	542,331
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(97,311,000)	(96,857,071)	(97,456,899)	(599,828)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(103,133,000)	(102,604,237)	(103,287,627)	(683,390)
Chilean Peso, Expiring 03/16/16*	CitiBank	CLP	(3,809,053,000)	(5,363,450)	(5,331,711)	31,739
Chilean Peso, Expiring 03/16/16*	Credit Suisse International	CLP	(3,809,053,000)	(5,363,449)	(5,331,711)	31,738
Colombian Peso, Expiring 03/16/16*	CitiBank	COP	(2,275,978,000)	(693,341)	(711,222)	(17,881)
Colombian Peso, Expiring 03/16/16*	Credit Suisse International	COP	(2,275,978,000)	(693,340)	(711,221)	(17,881)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/16/16	CitiBank	EUR	(176,375,003)	$ (187,932,646)	$ (192,027,720)	$ (4,095,074)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(176,375,002)	(187,931,890)	(192,027,718)	(4,095,828)
Euro, Expiring 04/05/16	Credit Suisse International	EUR	(3,562)	(4,730)	(3,880)	850
Euro, Expiring 04/05/17	Credit Suisse International	EUR	(3,562)	(4,751)	(3,941)	810
British Pound, Expiring 03/16/16	CitiBank	GBP	(82,893,499)	(124,344,046)	(122,216,307)	2,127,739
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(82,893,499)	(124,344,880)	(122,216,307)	2,128,573
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(33,274,000)	(4,294,189)	(4,295,851)	(1,662)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(2,854,273,500)	(9,818,200)	(9,824,128)	(5,928)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(2,854,273,500)	(9,822,196)	(9,824,126)	(1,930)
Indonesian Rupiah, Expiring 03/16/16*	Credit Suisse International	IDR	(435,151,000)	(30,862)	(31,008)	(146)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	(45,183,001)	(11,681,418)	(11,629,467)	51,951
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	(45,183,000)	(11,681,164)	(11,629,466)	51,698
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	(68,188,000)	(1,002,965)	(1,018,567)	(15,602)
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	(68,188,000)	(1,002,965)	(1,018,567)	(15,602)
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(3,942,043,500)	(32,126,420)	(32,853,475)	(727,055)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(3,942,043,500)	(32,126,419)	(32,853,475)	(727,056)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(40,464,100,500)	(34,246,894)	(34,454,130)	(207,236)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(41,283,716,500)	(34,941,475)	(35,152,011)	(210,536)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(1,588,117,001)	(94,894,824)	(91,671,429)	3,223,395
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(1,588,117,001)	(94,894,631)	(91,671,428)	3,223,203
Malaysian Ringgit, Expiring 03/16/16*	CitiBank	MYR	(64,639,500)	(15,259,746)	(14,978,229)	281,517
Malaysian Ringgit, Expiring 03/16/16*	Credit Suisse International	MYR	(66,483,500)	(15,689,774)	(15,405,519)	284,255
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(1,217,516,000)	(140,032,170)	(137,450,828)	2,581,342
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(1,217,515,998)	(140,032,579)	(137,450,828)	2,581,751
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(48,280,000)	(31,675,932)	(32,875,754)	(1,199,822)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(48,280,000)	(31,675,932)	(32,875,754)	(1,199,822)
Philippine Peso, Expiring 03/16/16*	CitiBank	PHP	(123,457,000)	(2,587,130)	(2,612,973)	(25,843)
Philippine Peso, Expiring 03/16/16*	Credit Suisse International	PHP	(123,457,000)	(2,587,128)	(2,612,972)	(25,844)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(45,591,500)	$ (11,427,146)	$ (11,606,233)	$ (179,087)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(45,591,500)	(11,427,119)	(11,606,233)	(179,114)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(218,211,500)	(25,866,997)	(25,903,935)	(36,938)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(218,211,500)	(25,866,996)	(25,903,933)	(36,937)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(12,823,000)	(9,075,226)	(9,022,269)	52,957
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(12,823,000)	(9,075,257)	(9,022,268)	52,989
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(19,763,500)	(6,582,830)	(6,640,837)	(58,007)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(19,763,500)	(6,582,525)	(6,640,837)	(58,312)
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	(70,457,000)	(2,146,568)	(2,146,744)	(176)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	(131,873,000)	(4,010,483)	(4,018,019)	(7,536)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(187,162,001)	(12,667,510)	(11,941,643)	725,867
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(187,162,001)	(12,663,626)	(11,941,642)	721,984

				(1,960,393,346)	(1,956,220,180)	4,173,166

				$(293,170,792)	$(279,460,603)	$13,710,189

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2015

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Bank of America	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	66-67 months maturity 08/12/2019	$25,733

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stock
United States
Herbalife Ltd.	(22,591)	$(1,270,518)	$59,188

Net Cash and Other Receivables/ (Payables) (b)			(33,455)

Swaps, at Value			$25,733

(a)	Notional value represents the market value (including any fees or commissions) of the short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	49 months maturity 12/21/2016	$39,465,513

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
BHP Billiton PLC	414,089	$4,958,860	$(341,014)

Germany
TUI AG	46,568	864,419	(32,943)

Ireland
DCC PLC	69,365	3,550,669	2,244,221
Shire PLC	21,836	1,643,589	(145,478)

			2,098,743

Luxembourg
Regus PLC	163,195	768,891	32,979

Netherlands
Royal Dutch Shell PLC	38,535	1,178,982	(306,196)

South Africa
Investec PLC	540,658	3,953,342	(141,162)
Mondi PLC	119,723	1,969,896	376,763

			235,601

Switzerland
Coca-Cola HBC AG	15,617	354,631	(22,057)
Glencore PLC	1,839,268	2,675,332	(238,065)
Wolseley PLC	53,026	3,151,994	(271,999)

			(532,121)

United Kingdom
3i Group PLC	21,400	165,725	(14,132)
AA PLC	241,581	1,062,652	53,344
Anglo American PLC	127,349	642,539	(83,832)
AstraZeneca PLC	90,828	5,918,409	216,782
Auto Trader Group PLC	52,341	261,669	79,587
Aviva PLC	141,924	1,042,443	34,828
BAE Systems PLC	258,708	1,780,603	124,139
Balfour Beatty PLC	33,560	124,804	8,865
Barclays PLC	41,786	158,445	(23,946)
Barratt Developments PLC	802,832	4,757,431	2,640,436
Bellway PLC	579	22,162	2,048
Berkeley Group Holdings PLC	95,619	3,795,709	1,402,476
Booker Group PLC	444,101	1,166,296	18,953
BP PLC	378,910	2,170,760	(201,684)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Britvic PLC	92,382	$990,262	$(461)
BT Group PLC	1,648,816	10,997,760	450,919
Close Brothers Group PLC	110,140	2,501,684	(329,780)
Compass Group PLC	15,699	260,436	11,600
Direct Line Insurance Group PLC	865,544	4,219,952	968,216
Dixons Carphone PLC	104,976	667,346	105,181
DS Smith PLC	800,255	3,942,983	738,162
easyJet PLC	16,313	420,380	(2,000)
G4S PLC	291,563	1,191,037	(222,526)
GKN PLC	726,008	3,747,589	(453,061)
Greene King PLC	19,705	238,399	31,363
Halma PLC	24,310	248,652	60,904
Hays PLC	1,462,826	3,074,945	66,697
Howden Joinery Group PLC	375,826	2,631,292	280,625
Imperial Tobacco Group PLC	181,842	8,481,253	1,123,215
Inchcape PLC	651,966	6,033,781	1,488,392
Indivior PLC	41,983	121,196	(5,178)
Informa PLC	85,972	734,376	42,591
Inmarsat PLC	30,280	410,362	97,265
Intermediate Capital Group PLC	485,085	4,000,696	471,083
International Consolidated Airlines Group SA	212,703	1,858,774	53,654
ITV PLC	610,066	1,860,425	623,368
John Wood Group PLC	39,738	336,940	20,950
Jupiter Fund Management PLC	20,631	135,074	2,036
Just Eat PLC	116,894	714,962	133,800
Kingfisher PLC	1,183,974	6,198,287	(463,728)
Man Group PLC	1,300,741	3,163,056	183,111
Melrose Industries PLC	134,293	545,342	29,894
Merlin Entertainments PLC	109,890	718,423	18,396
Micro Focus International PLC	4,079	75,456	20,335
National Grid PLC	17,069	231,978	3,430
Next PLC	7,891	792,146	55,117
Persimmon PLC	94,170	2,312,647	496,759
Playtech PLC	99,824	1,195,033	27,103
Premier Oil PLC	312,893	734,951	(511,083)
Provident Financial PLC	36,199	1,171,449	623,394
Reckitt Benckiser Group PLC	15,090	1,199,079	197,144
Rentokil Initial PLC	1,389,345	2,678,232	581,506

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Rio Tinto PLC	124,521	$4,337,967	$(712,504)
Royal Mail PLC	61,914	444,062	(38,533)
Sage Group PLC/The	366,623	2,694,516	562,954
Smith & Nephew PLC	152,160	2,522,553	189,253
Spectris PLC	18,360	561,166	(73,912)
SSE PLC	56,586	1,295,405	(24,837)
Stagecoach Group PLC	34,156	179,318	(30,079)
TalkTalk Telecom Group PLC	27,558	87,931	519
Tate & Lyle PLC	4,656	41,386	(375)
Taylor Wimpey PLC	2,331,069	5,821,094	1,147,319
Travis Perkins PLC	141,778	3,745,303	367,744
UBM PLC	90,726	708,964	(5,801)
United Utilities Group PLC	33,980	490,689	(22,808)
Vedanta Resources PLC	55,166	320,136	(97,916)
Vodafone Group PLC	1,840,993	6,306,698	(336,787)
Whitbread PLC	5,159	377,518	(43,130)
William Hill PLC	288,096	1,414,689	266,668
WPP PLC	166,824	3,145,133	692,116

			13,116,148

Total of Long Equity Positions			14,271,197

Short Positions

Common Stocks
Chile
Antofagasta PLC	(321,312)	(3,380,245)	1,170,002

Ireland
Experian PLC	(200,255)	(3,284,658)	(254,731)

United Kingdom
Aberdeen Asset Management PLC	(1,523,465)	(8,957,188)	2,465,363
Admiral Group PLC	(520,705)	(10,637,410)	(2,086,341)
Aggreko PLC	(250,931)	(5,919,350)	2,541,390
Amec Foster Wheeler PLC	(206,952)	(2,450,014)	1,143,596
ARM Holdings PLC	(59,992)	(842,804)	(71,596)
Ashtead Group PLC	(93,641)	(1,447,749)	(93,379)
ASOS PLC	(49,170)	(2,139,276)	(359,038)
Associated British Foods PLC	(6,050)	(320,339)	22,635
Babcock International Group PLC	(20,563)	(296,004)	(11,725)
British American Tobacco PLC	(109,787)	(5,821,727)	(275,188)
BTG PLC	(158,867)	(1,438,492)	(171,294)
Bunzl PLC	(6,633)	(177,423)	(6,605)
Burberry Group PLC	(379,675)	(8,713,162)	2,033,151
Cable & Wireless Communications PLC	(514,401)	(448,642)	(114,123)
Capita PLC	(70,905)	(1,154,278)	(107,300)
Centrica PLC	(1,885,342)	(7,155,549)	1,101,768
Cobham PLC	(19,675)	(77,128)	(5,032)
Croda International PLC	(75,437)	(2,608,321)	(771,629)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Daily Mail & General Trust PLC	(16,522)	$(231,681)	$61,636
Diageo PLC	(338,552)	(9,048,014)	(197,082)
Drax Group PLC	(589,866)	(3,357,080)	1,233,336
Essentra PLC	(30,189)	(410,456)	42,449
Eurasian Resources Group	(2,433)	(8,027)	736
GlaxoSmithKline PLC	(222,257)	(4,596,704)	108,037
Hargreaves Lansdown PLC	(655,576)	(10,053,866)	(4,500,329)
Henderson Group PLC	(159,285)	(634,121)	(89,833)
HSBC Holdings PLC	(29,064)	(223,786)	(5,652)
ICAP PLC	(167,812)	(1,030,294)	(229,317)
IMI PLC	(113,300)	(2,269,973)	832,278
InterContinental Hotels Group PLC	(3,967)	(140,625)	(14,003)
Intertek Group PLC	(135,283)	(5,309,916)	(224,047)
J Sainsbury PLC	(1,195,336)	(4,770,788)	218,705
Johnson Matthey PLC	(38,368)	(1,769,674)	268,799
Ladbrokes PLC	(44,349)	(79,738)	1,511
Legal & General Group PLC	(95,873)	(364,866)	(13,439)
Lloyds Banking Group PLC	(1,598,853)	(1,913,064)	192,706
Marks & Spencer Group PLC	(602,239)	(4,204,826)	195,001
Meggitt PLC	(44,063)	(346,034)	102,751
Ocado Group PLC	(245,318)	(1,384,751)	288,736
Old Mutual PLC	(1,067,740)	(3,319,876)	511,014
Pearson PLC	(84,172)	(1,534,440)	624,502
Pennon Group PLC	(308)	(3,483)	(424)
Petrofac Ltd.	(509,502)	(6,861,828)	885,525
Prudential PLC	(150,148)	(3,232,218)	(150,540)
Rolls-Royce Holdings PLC (3)	(6,390,181)	416	(9,837)
Rolls-Royce Holdings PLC	(48,824)	(600,146)	186,586
Rolls-Royce Holdings PLC (3)	(7,522,765)	(554)	(10,536)
Rotork PLC	(92,532)	(311,831)	62,813
Royal Bank of Scotland Group PLC	(288,689)	(1,460,689)	177,449
RSA Insurance Group PLC	(439,502)	(2,860,555)	102,087
Schroders PLC	(2,115)	(94,160)	1,525
Serco Group PLC	(344,061)	(621,862)	143,083
Severn Trent PLC	(17,235)	(560,679)	9,735
Sky PLC	(169,808)	(2,331,634)	(451,987)
Smiths Group PLC	(40,937)	(652,961)	86,848
Spirax-Sarco Engineering PLC	(11,610)	(509,502)	(51,989)
Sports Direct International PLC	(721,151)	(7,117,013)	988,598
St James’s Place PLC	(231,210)	(3,077,109)	(349,810)
Standard Chartered PLC	(494,035)	(7,755,346)	3,656,262
Standard Life PLC	(825,297)	(5,614,128)	888,054
Tesco PLC	(3,540,076)	(11,252,565)	3,474,042
Thomas Cook Group PLC	(247,380)	(427,116)	(14,283)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Weir Group PLC/The	(158,290)	$(4,234,655)	$1,909,566
WM Morrison Supermarkets PLC	(826,111)	(2,208,116)	408,119

			16,584,034

Total of Short Equity Positions			17,499,305

Total of Long and Short Equity Positions			31,770,502

Net Cash and Other Receivables/ (Payables) (b)			7,695,011

Swaps, at Value			$39,465,513

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward FX Swap rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	24-49 months maturity ranging from 12/21/2016 - 12/22/2016	$16,837,625

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	10,158	$1,039,943	$142,128
Air France-KLM	1,115	7,650	837
Atos SE	93,158	6,452,122	1,368,724
AXA SA	10,811	285,340	10,055
BNP Paribas SA	363	22,182	(1,644)
Cap Gemini SA	58,276	3,906,083	1,501,091
Christian Dior SE	1,630	326,529	(49,653)
Cie Generale des Etablissements Michelin	67,784	5,319,689	1,132,168
CNP Assurances	68,778	1,141,356	(213,587)
Credit Agricole SA	175,993	2,223,942	(150,015)
Dassault Systemes	5,074	396,960	8,609
Eiffage SA	28,920	1,561,056	307,990
Etablissements Maurel et Prom	10,053	70,394	(37,831)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Groupe Eurotunnel SE	55,815	$625,523	$68,876
Havas SA	26,740	216,842	8,153
Iliad SA	25,109	5,515,358	470,082
Imerys SA	11,524	735,717	69,251
Ingenico Group SA	7,812	885,417	100,621
Ipsen SA	9,393	592,088	30,270
Lagardere SCA	250,640	6,871,717	607,741
Natixis SA	73,262	449,055	(34,605)
Numericable-SFR SAS	3,510	155,215	(27,704)
Orange SA	245,719	3,913,255	196,575
Orpea	5,902	439,043	33,507
Peugeot SA	895,304	15,278,423	415,291
Rexel SA	180,595	3,270,296	(865,533)
Safran SA	4,778	363,452	(35,190)
Sanofi	69,375	6,848,107	(935,846)
SCOR SE	70,494	2,196,280	441,446
SEB SA	8,620	800,248	84,691
Societe BIC SA	19,204	1,862,356	1,297,758

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Societe Generale SA	52,298	$2,380,188	$29,816
Societe Television Francaise 1	137,312	2,056,910	(532,223)
Sodexo SA	418	40,143	694
Suez Environnement Co.	247,528	3,445,400	1,184,199
Teleperformance	5,932	436,537	62,270
Thales SA	32,132	1,819,474	585,598
Valeo SA	46,422	2,445,512	4,711,585
Vinci SA	5,790	364,385	6,723
Vivendi SA	333,191	7,752,715	(596,755)

			11,396,163

Luxembourg
SES SA	81,611	2,632,362	(370,944)

Portugal
Galp Energia SGPS SA	67,151	764,205	19,358
NOS SGPS SA	58,438	444,061	15,724
Sonae SGPS SA	83,491	101,609	(6,721)

			28,361

Total of Long Equity Positions			11,053,580

Short Positions

Common Stocks
France
Accor SA	(38,711)	(1,269,015)	(407,557)
Air Liquide SA	(575)	(67,773)	3,220
Airbus Group SE	(18,230)	(1,245,747)	17,275
Arkema SA	(28,671)	(2,018,820)	11,889
Bollore SA	(579)	121	(2,783)
Bollore SA	(350,521)	(1,898,191)	264,891
Bureau Veritas SA	(112,648)	(2,456,754)	211,522
Carrefour SA	(68,853)	(2,145,737)	158,667
Casino Guichard Perrachon SA	(93,879)	(5,934,056)	1,621,191
Cie de Saint-Gobain	(35,053)	(1,266,624)	(252,407)
Danone SA	(3)	(209)	6
Edenred	(227,876)	(4,909,546)	601,993
Electricite de France SA	(232,687)	(5,068,159)	1,641,265
Engie	(112,664)	(1,805,601)	(190,042)
Essilor International SA	(28,692)	(3,045,161)	(530,895)
Eutelsat Communications SA	(22,323)	(449,383)	(218,978)
Faurecia	(26,170)	(1,073,608)	24,983
Hermes International	(2,849)	(1,060,732)	97,699
JCDecaux SA	(22,771)	(842,055)	(30,867)
Kering	(30,464)	(5,270,059)	61,477
Legrand SA	(21,389)	(987,286)	(222,589)
L’Oreal SA	(1,224)	(213,644)	7,762

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
LVMH Moet Hennessy Louis Vuitton SE	(5,952)	$(899,274)	$(35,608)
Pernod Ricard SA	(27,948)	(2,608,308)	(579,007)
Plastic Omnium SA	(14,413)	(358,458)	(99,685)
Publicis Groupe SA	(5,929)	(487,292)	93,041
Remy Cointreau SA	(62,159)	(4,026,866)	(425,293)
Renault SA	(51,574)	(5,282,200)	119,875
Schneider Electric SE	(37,988)	(2,614,162)	456,293
Technip SA	(172,813)	(10,134,877)	1,540,839
TOTAL SA	(50,294)	(2,321,833)	67,083
Vallourec SA	(53,256)	(483,116)	(12,685)
Veolia Environnement SA	(99,021)	(2,213,477)	(135,873)
Zodiac Aerospace	(141,009)	(4,162,803)	805,333

			4,662,035

Luxembourg
Eurofins Scientific SE	(539)	(195,243)	7,229

Portugal
Banco Comercial Portugues SA	(13,093,490)	(812,171)	118,306
EDP - Energias de Portugal SA	(504,723)	(1,847,703)	29,013
Jeronimo Martins SGPS SA	(140,778)	(1,851,345)	19,487

			166,806

Total of Short Equity Positions			4,836,070

Total of Long and Short Equity Positions			15,889,650

Net Cash and Other Receivables/ (Payables) (b)			947,975

Swaps, at Value			$16,837,625

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	37 months maturity 10/20/2016	$771

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Asciano Ltd.	331,134	$2,120,664	$(15,414)
Recall Holdings Ltd.	600,909	3,095,887	(72,960)
Veda Group Ltd.	4,282,690	8,575,759	118,251

			29,877

Total of Long Equity Positions			29,877

Net Cash and Other Receivables/ (Payables) (b)			(29,106)

Swaps, at Value			$771

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	49 months maturity 12/21/2016	$3,544,798

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United Kingdom
Amlin PLC	614,206	$5,949,913	$55,716
BG Group PLC	1,388,765	22,314,544	(2,183,229)
Cable & Wireless Communications PLC	162,749	177,129	921
Pace PLC	1,016,134	5,946,837	275,791
Rexam PLC	999,434	8,079,699	834,755
SABMiller PLC	393,389	22,730,108	804,008
Telecity Group PLC	358,341	5,823,999	798,227

			586,189

Total of Long Equity Positions			586,189

Short Positions

Common Stocks
Netherlands
Royal Dutch Shell PLC	(629,999)	(17,179,753)	2,821,490
Royal Dutch Shell PLC	(5,177)	1,094	(118,348)

			2,703,142

Total of Long and Short Equity Positions			3,289,331

Net Cash and Other Receivables/ (Payables) (b)			255,467

Swaps, at Value			$3,544,798

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	25 months maturity 11/22/2016	$65,906

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Israel
EZchip Semiconductor Ltd.	140,460	$3,421,606	$50,566

United States
National Penn Bancshares, Inc.	27,130	325,422	9,091

Total of Long Equity Positions			59,657

Short Positions

Common Stocks
United Kingdom
Liberty Global PLC	(542)	(21,156)	(1,803)
Liberty Global PLC	(1,314)	(49,299)	(4,273)

			(6,076)

United States
ARRIS Group, Inc.	(150,719)	(4,852,623)	245,144
Ball Corp.	(46,020)	(3,202,407)	(144,627)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
BB&T Corp.	(5,908)	$(215,023)	$(8,359)
Equinix, Inc.	(11,942)	(3,270,202)	(341,059)
Iron Mountain, Inc.	(79,245)	(2,369,890)	229,483

			(19,418)

Total of Short Equity Positions			(25,494)

Total of Long and Short Equity Positions			34,163

Net Cash and Other Receivables/ (Payables) (b)			31,743

Swaps, at Value			$65,906

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Deutsche Bank	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	12 months maturity ranging from 04/26/2016 - 11/24/2016	$519,059

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Alcatel-Lucent	2,117,309	$7,796,087	$568,823

Italy
Enel Green Power SpA	586,748	1,262,865	(70,260)

Total of Long Equity Positions			498,563

Short Positions

Common Stocks
Finland
Nokia OYJ	(887,686)	(6,239,593)	(40,361)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Italy
Enel SpA	(285,160)	$(1,278,960)	$83,197

Total of Short Equity Positions			42,836

Total of Long and Short Equity Positions			541,399

Net Cash and Other Receivables/ (Payables) (b)			(22,340)

Swaps, at Value			$519,059

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Hong Kong Interbank Offered Rate plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	5 - 12 months maturity ranging from 04/25/2016 -12/12/2016	$232,119

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
China
Air China Ltd.	3,816,000	$4,033,348	$(1,040,472)
ANTA Sports Products Ltd.	1,323,000	3,138,537	478,366
AviChina Industry & Technology Co., Ltd.	1,207,000	970,420	(27,295)
Bank of China Ltd.	3,599,000	2,538,185	(941,261)
Bank of Communications Co., Ltd.	1,499,000	1,498,657	(447,443)
Beijing Capital International Airport Co., Ltd.	964,000	1,065,895	(30,507)
China Cinda Asset Management Co., Ltd.	1,376,000	504,199	2,250
China CITIC Bank Corp. Ltd.	249,000	227,070	(66,586)
China Communications Construction Co., Ltd.	2,181,000	3,713,711	(1,503,904)
China Communications Services Corp. Ltd.	44,000	17,487	(1,028)
China Construction Bank Corp.	3,414,000	3,422,012	(1,093,158)
China Galaxy Securities Co., Ltd.	732,500	662,114	3,608
China International Marine Containers Group Co., Ltd.	164,300	419,783	(120,702)
China Longyuan Power Group Corp. Ltd.	1,341,000	1,452,422	(444,018)
China Medical System Holdings Ltd.	288,000	512,680	(90,597)
China Mengniu Dairy Co., Ltd.	1,091,000	1,906,548	(135,483)
China Petroleum & Chemical Corp.	218,000	132,938	(2,024)
China Shenhua Energy Co., Ltd.	714,000	1,521,179	(406,267)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
China Southern Airlines Co., Ltd.	946,000	$592,859	$136,412
China Telecom Corp. Ltd.	1,918,000	1,422,075	(527,391)
Chongqing Rural Commercial Bank Co., Ltd.	227,000	135,352	989
CNOOC Ltd.	89,000	100,091	(7,462)
CSPC Pharmaceutical Group Ltd.	846,000	834,842	27,662
Dongfeng Motor Group Co., Ltd.	2,018,000	3,085,343	(412,061)
ENN Energy Holdings Ltd.	62,000	322,381	6,505
Geely Automobile Holdings Ltd.	7,845,000	3,811,865	333,492
GOME Electrical Appliances Holding Ltd.	18,743,000	3,568,128	(461,165)
Great Wall Motor Co., Ltd.	955,500	1,522,059	(418,431)
Huadian Power International Corp. Ltd.	1,266,000	992,010	(172,812)
Industrial & Commercial Bank of China Ltd.	469,000	282,266	(1,138)
Kingsoft Corp. Ltd.	75,000	159,640	22,485
People’s Insurance Co. Group of China Ltd./The	2,832,000	1,847,139	(468,309)
PICC Property & Casualty Co., Ltd.	1,744,000	3,771,080	(329,268)
Semiconductor Manufacturing International Corp.	10,725,000	1,089,101	1,579
Shandong Weigao Group Medical Polymer Co., Ltd.	76,000	67,423	(15,455)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
Sinopec Engineering Group Co., Ltd.	31,000	$25,408	$962
Sinopec Shanghai Petrochemical Co., Ltd.	5,211,000	2,572,862	(511,879)
Sinopharm Group Co., Ltd.	49,200	211,941	(15,524)
Tencent Holdings Ltd.	3,200	62,583	73
Weichai Power Co., Ltd.	1,251,000	1,438,201	(60,525)
Zhejiang Expressway Co., Ltd.	1,116,000	1,768,576	(435,131)
Zhuzhou CSR Times Electric Co., Ltd.	501,000	3,721,825	(832,779)
ZTE Corp.	11,000	25,322	(351)

			(10,006,043)

Hong Kong
Beijing Enterprises Holdings Ltd.	12,500	76,567	(1,214)
China Agri-Industries Holdings Ltd.	305,000	110,915	(6,868)
China Mobile Ltd.	25,775	317,294	(27,168)
China Power International Development Ltd.	1,445,000	894,144	(62,353)
China Resources Cement Holdings Ltd.	968,000	537,060	(241,383)
China Resources Power Holdings Co., Ltd.	442,000	1,133,384	(278,242)
China Taiping Insurance Holdings Co., Ltd.	7,200	22,196	(95)
CITIC Ltd.	610,000	1,113,608	(38,030)
Guangdong Investment Ltd.	1,342,000	1,931,181	(35,971)
Sino Biopharmaceutical Ltd.	3,868,999	2,978,063	519,964

			(171,360)

Total of Long Equity Positions			(10,177,403)

Short Positions

Common Stocks
China
AAC Technologies Holdings, Inc.	(374,094)	(2,021,196)	(412,418)
Aluminum Corp. of China Ltd.	(660,000)	(319,557)	102,904
Anhui Conch Cement Co., Ltd.	(499,000)	(1,655,521)	321,656
BBMG Corp.	(448,000)	(414,283)	111,666
Byd Co., Ltd.	(696,000)	(3,887,291)	90,725
CGN Power Co., Ltd.	(5,033,000)	(2,502,679)	628,784
China Merchants Bank Co., Ltd.	(1,107,000)	(3,120,385)	529,074
China Minsheng Banking Corp. Ltd.	(934,000)	(891,458)	(29,932)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
China Oilfield Services Ltd.	(4,040,000)	$(6,720,740)	$3,249,145
China Pacific Insurance Group Co., Ltd.	(633,400)	(3,055,406)	463,298
China Railway Group Ltd.	(270,000)	(223,702)	20,071
China Shipping Container Lines Co., Ltd.	(6,029,000)	(2,871,785)	1,204,531
CITIC Securities Co., Ltd.	(517,500)	(1,043,276)	(155,849)
CRRC Corp. Ltd.	(2,708,000)	(3,504,410)	177,735
Datang International Power Generation Co., Ltd.	(314,000)	(101,048)	5,989
Fosun International Ltd.	(241,000)	(443,111)	68,623
GF Securities Co., Ltd.	(177,200)	(447,010)	5,032
Huaneng Power International, Inc.	(788,000)	(784,921)	110,163
Huatai Securities Co., Ltd.	(678,200)	(1,491,421)	(76,381)
Jiangsu Expressway Co., Ltd.	(270,000)	(346,548)	(15,822)
Lenovo Group Ltd.	(1,796,000)	(2,330,440)	517,929
New China Life Insurance Co., Ltd.	(170,000)	(733,715)	23,305
PetroChina Co., Ltd.	(32,000)	(25,201)	4,253
Ping An Insurance Group Co. of China Ltd.	(78,500)	(437,174)	4,270
Shanghai Fosun Pharmaceutical Group Co., Ltd.	(523,000)	(1,998,854)	485,808
Shenzhou International Group Holdings Ltd.	(45,000)	(238,776)	(19,109)
Sinotrans Ltd.	(1,510,000)	(862,993)	59,203
Tingyi Cayman Islands Holding Corp.	(1,336,000)	(2,377,947)	479,918
Want Want China Holdings Ltd.	(3,263,000)	(3,388,659)	966,904
Zijin Mining Group Co., Ltd.	(8,048,000)	(2,379,400)	272,526

			9,194,001

Hong Kong
Beijing Enterprises Water Group Ltd.	(5,376,000)	(4,566,430)	816,751
Brilliance China Automotive Holdings Ltd.	(3,202,000)	(4,113,813)	108,919
China Gas Holdings Ltd.	(2,620,000)	(4,469,975)	705,351
China Resources Beer Holdings Co., Ltd.	(32,000)	(62,138)	(6,140)
China Resources Gas Group Ltd.	(456,000)	(1,588,352)	229,333
China State Construction International Holdings Ltd.	(164,000)	(258,040)	(25,567)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
China Unicom Hong Kong Ltd.	(338,000)	$(439,192)	$30,886

			1,859,533

Total of Short Equity Positions			11,053,534

Total of Long and Short Equity Positions			876,131

Net Cash and Other Receivables/ (Payables) (b)			(644,012)

Swaps, at Value			$232,119

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Warsaw Interbank Offered Rate plus or minus a specified spread, which is denominated in PLN based on the local currencies of the positions within the swaps.	12 months maturity ranging from 04/25/2016 - 12/09/2016	$(1,429,710)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Poland
Energa SA	141,285	$930,529	$(475,702)
KGHM Polska Miedz SA	37,731	808,535	(199,926)
PGE Polska Grupa Energetyczna SA	644,962	3,534,309	(1,443,296)
Polskie Gornictwo Naftowe i Gazownictwo SA	616,834	933,510	(128,439)

			(2,247,363)

Total of Long Equity Positions			(2,247,363)

Short Positions

Common Stocks
Poland
Bank Pekao SA	(11,136)	(549,603)	142,885
Mbank SA	(4,347)	(514,334)	167,181
Polski Koncern Naftowy Orlen SA	(4,113)	(70,601)	(201)
Powszechna Kasa Oszczednosci Bank Polski SA	(207,740)	(1,914,120)	471,232

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Poland (continued)
Powszechny Zaklad Ubezpieczen SA	(15,828)	$(140,836)	$4,288

			785,385

Total of Short Equity Positions			785,385

Total of Long and Short Equity Positions			(1,461,978)

Net Cash and Other Receivables/ (Payables) (b)			32,268

Swaps, at Value			$(1,429,710)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	8-12 months maturity ranging from 04/25/2016 - 12/21/2016	$(1,758,504)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Brazil
Banco do Brasil SA	18,300	$85,179	$(16,998)
BRF SA	195,320	3,411,713	(676,616)
Cia Energetica de Minas Gerais	464,261	1,542,543	(846,151)
EDP - Energias do Brasil SA	186,000	684,721	(118,670)
JBS SA	986,993	4,620,452	(1,539,412)
Porto Seguro SA	25,000	297,372	(115,445)
Qualicorp SA	71,300	322,079	(67,427)
TOTVS SA	2,700	22,645	(1,468)

			(3,382,187)

Indonesia
Bank Negara Indonesia Persero Tbk PT	605,600	336,138	(119,322)
Indofood Sukses Makmur Tbk PT	1,202,600	690,727	(243,096)
Telekomunikasi Indonesia Persero Tbk PT	1,951,800	386,818	50,340
United Tractors Tbk PT	808,800	1,142,043	(157,238)

			(469,316)

Korea, Republic of
Amorepacific Corp.	3,777	1,283,427	42,025
BGF retail Co., Ltd.	1,817	280,985	(17,935)
BNK Financial Group, Inc.	2,269	26,920	(10,756)
Coway Co., Ltd.	1,516	112,946	(5,004)
Daewoo International Corp.	6,363	100,681	(13,059)
Daewoo Securities Co., Ltd.	250,861	2,807,075	(821,283)
DGB Financial Group, Inc.	14,313	129,126	(7,193)
Dongbu Insurance Co., Ltd.	22,209	1,060,315	268,482

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of (continued)
Hana Financial Group, Inc.	7,588	$170,458	$(18,828)
Hanwha Corp.	122,614	4,720,166	(654,826)
Hanwha Life Insurance Co., Ltd.	212,786	1,468,636	(131,743)
Hyosung Corp.	18,915	2,141,254	(270,492)
Hyundai Development Co-Engineering & Construction	21,180	1,179,393	(487,270)
Hyundai Engineering & Construction Co., Ltd.	15,971	842,138	(458,733)
Hyundai Marine & Fire Insurance Co., Ltd.	7,842	179,748	60,532
Hyundai Mobis Co., Ltd.	9,431	2,053,445	(80,201)
Hyundai Wia Corp.	18,184	1,589,874	129,432
Kia Motors Corp.	35,247	1,615,183	(43,520)
Korea Aerospace Industries Ltd.	1,233	100,374	(18,980)
Korea Electric Power Corp.	45,027	1,841,281	66,387
Korean Air Lines Co., Ltd.	80,399	3,354,719	(1,467,383)
LG Chem Ltd.	1,063	279,174	14,302
LG Display Co., Ltd.	52,863	1,100,005	(5,088)
Lotte Chemical Corp.	14,368	2,970,625	(38,874)
LS Industrial Systems Co., Ltd.	2,937	119,896	(5,501)
NCSoft Corp.	21,003	3,910,064	(123,735)
NH Investment & Securities Co., Ltd.	43,110	380,557	(15,797)
Orion Corp.	695	565,171	121,323
Samsung Card Co., Ltd.	23,992	913,721	(285,614)
Samsung Electro-Mechanics Co., Ltd.	2,012	115,246	(8,344)
Samsung Electronics Co., Ltd.	2,756	3,074,938	(135,438)
Samsung Securities Co., Ltd.	18,623	738,065	(84,468)
Shinsegae Co., Ltd.	8,856	1,724,720	(1,692)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of (continued)
SK Hynix, Inc.	106,189	$4,216,357	$(1,473,181)
SK Innovation Co., Ltd.	8,304	751,221	159,487
SK Networks Co., Ltd.	69,705	524,127	(200,769)
S-Oil Corp.	43,383	2,187,159	718,907
Woori Bank	37,688	289,017	(7,138)

			(5,311,968)

Malaysia
AirAsia Bhd	1,326,400	435,238	(38,428)

Mexico
America Movil SAB de CV	38,655	847,704	(304,215)

Taiwan
AU Optronics Corp.	1,120,000	324,850	5,342
Chicony Electronics Co., Ltd.	12,597	33,067	(5,513)
China Airlines Ltd.	3,184,000	1,458,179	(297,697)
China Life Insurance Co., Ltd.	311,000	242,968	(5,479)
Compal Electronics, Inc.	194,000	148,088	(39,526)
Eva Airways Corp.	2,019,000	1,262,090	(121,904)
Feng TAY Enterprise Co., Ltd.	99,060	609,049	(105,278)
Foxconn Technology Co., Ltd.	184,770	580,044	(190,822)
Fubon Financial Holding Co., Ltd.	1,714,297	3,179,825	(847,988)
Hon Hai Precision Industry Co., Ltd.	10,000	26,058	(1,585)
HTC Corp.	318,000	680,366	71,001
Innolux Corp.	7,337,000	2,439,665	(234,383)
Inotera Memories, Inc.	3,096,842	2,560,238	51,948
Kinsus Interconnect Technology Corp.	228,000	476,827	(15,937)
Largan Precision Co., Ltd.	18,000	1,773,563	(541,916)
Pegatron Corp.	786,000	2,224,240	(514,715)
Pou Chen Corp.	51,000	80,661	(14,110)
Powertech Technology, Inc.	342,000	680,389	(6,037)
Siliconware Precision Industries Co., Ltd.	255,000	354,698	47,992
Wan Hai Lines Ltd.	694,000	565,660	(183,216)
Zhen Ding Technology Holding Ltd.	282,000	809,748	(166,775)

			(3,116,598)

Total of Long Common Stocks			(12,622,712)

Preferred Stocks
Brazil
Braskem SA	100,300	368,824	331,407
Cia Energetica de Sao Paulo	252,100	1,787,116	(933,242)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Brazil (continued)
Gerdau SA	40,472	$59,087	$(11,518)
Oi SA	156,000	98,401	(21,510)
Suzano Papel e Celulose SA	457,900	2,050,516	112,682

			(522,181)

Total of Long Equity Positions			(13,144,893)

Short Positions

Common Stocks
Brazil
CCR SA	(197,300)	(667,378)	41,503
Cia de Saneamento Basico do Estado de Sao Paulo	(238,132)	(1,394,688)	299,281
EcoRodovias Infraestrutura e Logistica SA	(281,800)	(441,124)	78,568
Kroton Educacional SA	(46,300)	(127,082)	15,552
Tim Participacoes SA	(255,603)	(3,803,090)	1,635,576

			2,070,480

Chile
Banco Santander Chile	(65,667)	(1,428,655)	270,289
Sociedad Quimica y Minera de Chile SA	(96,030)	(1,700,570)	(124,961)

			145,328

Korea, Republic of
Cheil Worldwide, Inc.	(3,344)	(61,015)	2,530
Daewoo Engineering & Construction Co., Ltd.	(354,846)	(2,344,225)	665,977
Dongsuh Cos., Inc.	(2,787)	(79,840)	6,212
Doosan Corp.	(5,712)	(573,214)	144,020
Doosan Heavy Industries & Construction Co., Ltd.	(16,178)	(316,580)	35,073
E-MART, Inc.	(4,171)	(723,137)	53,860
GS Engineering & Construction Corp.	(78,039)	(1,741,430)	448,436
GS Holdings Corp.	(33,103)	(1,407,244)	(11,179)
Hankook Tire Co., Ltd.	(11,481)	(430,447)	(27,482)
Hanon Systems	(402)	(13,961)	(3,693)
Hanwha Chemical Corp.	(145,587)	(2,374,335)	(942,725)
Hotel Shilla Co., Ltd.	(22,886)	(2,312,490)	813,934
Hyundai Glovis Co., Ltd.	(22,435)	(4,292,113)	636,721
Hyundai Heavy Industries Co., Ltd.	(37,661)	(3,637,445)	853,792
Hyundai Motor Co.	(25,469)	(3,125,373)	(86,875)
Industrial Bank of Korea	(78,475)	(888,750)	68,179
Kangwon Land, Inc.	(15,547)	(579,286)	71,856

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of (continued)
KCC Corp.	(3,349)	$(1,209,867)	$28,442
Korea Investment Holdings Co., Ltd.	(749)	(33,722)	2,422
Korea Zinc Co., Ltd.	(77)	(30,485)	(184)
LG Electronics, Inc.	(6,806)	(301,325)	(8,107)
Lotte Confectionery Co., Ltd.	(189)	(295,804)	(70,629)
Lotte Shopping Co.	(4,537)	(888,164)	(4,349)
NAVER Corp.	(1,285)	(775,519)	58,952
POSCO	(10,079)	(1,816,559)	404,680
Samsung C&T Corp	(30,387)	(3,882,470)	295,679
Samsung Fire & Marine Insurance Co., Ltd.	(1,061)	(249,241)	(28,111)
Samsung Heavy Industries Co., Ltd.	(151,337)	(2,439,921)	1,061,413
Samsung Life Insurance Co., Ltd.	(2,450)	(218,650)	(10,302)
Samsung SDI Co., Ltd.	(34,797)	(3,223,140)	(122,066)
Samsung SDS Co., Ltd.	(14,308)	(3,340,318)	262,855

			4,599,331

Mexico
Grupo Aeroportuario del Sureste SAB de CV	(836)	(127,183)	9,583
Grupo Financiero Santander Mexico SAB de CV	(347,101)	(3,420,625)	411,259

			420,842

South Africa
Anglogold Ashanti Ltd.	(118,951)	(1,169,960)	325,408

Taiwan
Advanced Semiconductor Engineering, Inc.	(1,186,000)	(1,362,762)	379
Chang Hwa Commercial Bank Ltd.	(919,130)	(526,469)	88,751
Delta Electronics Inc.	(216,000)	(1,032,168)	16,194

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan (continued)
E.Sun Financial Holding Co., Ltd.	(917,435)	$(514,948)	$(17,698)
Formosa Chemicals & Fibre Corp.	(799,000)	(2,077,021)	284,695
Formosa Petrochemical Corp.	(218,000)	(580,517)	59,075
Formosa Plastics Corp.	(103,000)	(270,055)	29,609
Hotai Motor Co., Ltd.	(83,000)	(1,176,298)	221,739
MediaTek, Inc.	(476,000)	(4,973,449)	1,373,223
President Chain Store Corp.	(2,000)	(13,423)	941
Quanta Computer, Inc.	(1,629,000)	(3,968,718)	1,355,402
SinoPac Financial Holdings Co., Ltd.	(641,135)	(261,906)	79,862
Taishin Financial Holding Co., Ltd.	(1,744,000)	(804,036)	201,461
Wistron Corp.	(1,007,000)	(524,545)	(40,418)

			3,653,215

Total of Short Common Stocks			11,214,604

Preferred Stocks
Brazil
Vale SA	(276,901)	(1,031,096)	313,692

Total of Short Equity Positions			11,528,296

Total of Long and Short Equity Positions			(1,616,597)

Net Cash and Other Receivables/ (Payables) (b)			(141,907)

Swaps, at Value			$(1,758,504)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Rand Overnight Deposit Rate plus or minus a specified spread, which is denominated in ZAR based on the local currencies of the positions within the swaps.	12-13 months maturity ranging from 04/29/2016 - 12/14/2016	$1,786,820

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Malta
Brait SE	75,431	$660,940	$152,867

South Africa
Barloworld Ltd.	6,727	31,015	(3,956)
Foschini Group Ltd./The	92,829	1,133,821	(404,383)
Investec Ltd.	2,922	22,419	(1,777)
Kumba Iron Ore Ltd.	11,565	30,301	506
Mondi Ltd.	41,639	829,048	(5,046)
Netcare Ltd.	68,618	196,805	(46,519)
RMB Holdings Ltd.	166,344	779,998	(183,598)
Telkom SA SOC Ltd.	202,962	865,191	(21,939)

			(666,712)

Total of Long Equity Positions			(513,845)

Short Positions

Common Stocks
South Africa
Anglo American Platinum Ltd.	(18,526)	(347,416)	124,293
Coronation Fund Managers Ltd.	(136,604)	(541,359)	73,499
Discovery Ltd.	(66,117)	(540,676)	(26,385)
Impala Platinum Holdings Ltd.	(1,069,672)	(3,851,278)	2,120,853

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
South Africa (continued)
Imperial Holdings Ltd.	(45,949)	$(579,517)	$223,337
Massmart Holdings Ltd.	(46,838)	(421,128)	117,911
MR PRICE GROUP LTD	(8,555)	(105,883)	(4,754)
MTN Group Ltd.	(17,378)	(227,891)	78,191
Nedbank Group Ltd.	(11,212)	(176,708)	39,743
Sanlam Ltd.	(78,008)	(349,741)	44,598
Shoprite Holdings Ltd.	(4,808)	(50,240)	5,684
SPAR Group Ltd./The	(25,181)	(308,879)	9,268
Tiger Brands Ltd.	(32,151)	(596,606)	(61,951)
Tsogo Sun Holdings Ltd.	(40,722)	(61,560)	(2,430)

			2,741,857

Total of Short Equity Positions			2,741,857

Total of Long and Short Equity Positions			2,228,012

Net Cash and Other Receivables/ (Payables) (b)			(441,192)

Swaps, at Value			$1,786,820

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Mexico Equilibrium Interbank Interest Rate plus or minus a specified spread, which is denominated in MXN based on the local currencies of the positions within the swaps.	12 months maturity ranging from 04/26/2016 - 12/13/2016	$327,859

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Mexico
Alfa SAB de CV	158,800	$325,674	$(11,474)
Arca Continental SAB de CV	95,700	538,380	42,889
El Puerto de Liverpool SAB de CV	11,500	154,094	(13,895)
Gruma SAB de CV	169,100	1,927,066	444,917
Grupo Lala SAB de CV	8,700	20,160	67
Grupo Mexico SAB de CV	568,000	1,377,306	(164,813)
OHL Mexico SAB de CV	131,700	185,840	(47,984)

			249,707

Total of Long Equity Positions			249,707

Short Positions

Common Stocks
Mexico
Coca-Cola Femsa SAB de CV	(21,400)	(145,284)	(8,562)
Grupo Financiero Banorte SAB de CV	(490,400)	(2,332,276)	(370,622)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Mexico (continued)
Grupo Financiero Inbursa SAB de CV	(678,000)	$(1,452,726)	$229,261
Industrias Penoles SAB de CV	(56,335)	(812,019)	232,734
Mexichem SAB de CV	(58,800)	(156,526)	25,173

			107,984

Total of Short Equity Positions			107,984

Total of Long and Short Equity Positions			357,691

Net Cash and Other Receivables/ (Payables) (b)			(29,832)

Swaps, at Value			$327,859

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	1-19 months maturity ranging from 01/19/2016 - 02/06/2017	$3,260,757

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Belgium
Ageas	52,054	$2,188,976	$227,052
bpost SA	135,351	3,306,982	14,177
KBC Groep NV	36,255	2,182,444	84,443
Proximus	140,079	4,485,779	72,522
Umicore SA	8,694	365,999	(1,406)

			396,788

Finland
Amer Sports OYJ	15,110	396,072	45,077
Huhtamaki OYJ	97	2,944	576
Kesko OYJ	96,076	3,320,082	47,571
Metso OYJ	30,971	685,305	8,451
Neste OYJ	9,576	280,004	5,800
Orion Oyj	57,767	1,926,770	71,869
Outokumpu OYJ	144,784	438,439	(14,309)
Sampo OYJ	28,268	1,414,546	20,966
Stora Enso OYJ	102,392	1,037,465	(111,622)
UPM-Kymmene OYJ	184,504	3,396,472	28,903

			103,282

Germany
Allianz SE	2,492	429,415	9,870
Aurubis AG	105,208	5,244,966	82,364
Axel Springer SE	6,396	349,587	6,098
Brenntag AG	53,016	2,765,292	(2,747)
Commerzbank AG	27,685	299,725	(14,055)
Deutsche Lufthansa AG	234,762	3,665,900	31,852
Deutsche Post AG	97,627	2,718,666	10,771
Duerr AG	1,597	127,688	(947)
Evonik Industries AG	11,525	386,477	(5,265)
Freenet AG	91,329	3,076,130	5,754
GEA Group AG	52,627	2,106,351	19,825
Hannover Rueck SE	30,702	3,515,084	(9,237)
HeidelbergCement AG	43,623	3,476,010	79,158
Hella KGaA Hueck & Co.	10,814	422,153	26,934
HOCHTIEF AG	31,888	2,912,071	45,462

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
KION Group AG	49,142	$2,178,152	$258,687
Krones AG	2,865	310,949	30,194
LANXESS AG	15,028	690,104	1,443
Merck KGaA	58,017	5,514,525	102,730
MTU Aero Engines AG	11,005	1,033,785	38,817
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	23,860	4,739,960	13,839
OSRAM Licht AG	101,533	4,242,278	(331)
ProSiebenSat.1 Media SE	118,095	5,945,896	12,153
Rheinmetall AG	32,849	1,996,004	187,531
RHOEN-KLINIKUM AG	98,466	2,907,677	46,178
Rocket Internet SE	3,280	97,479	2,442
Salzgitter AG	60,790	1,798,038	(312,497)
Software AG	19,270	551,656	(2,428)
Suedzucker AG	60,467	1,053,056	145,423
Symrise AG	19,665	1,284,928	16,864
Talanx AG	19,062	596,633	(10,390)
TUI AG	12,952	232,807	1,164
United Internet AG	54,753	2,943,741	66,532
Zalando SE	75,145	2,621,294	346,516

			1,230,704

Italy
A2A SpA	1,187,597	1,585,548	22,524
Atlantia SpA	121,779	3,198,528	23,554
Autogrill SpA	145,087	1,263,315	119,411
Banca Generali SpA	14,888	470,179	(1,862)
Banca Monte dei Paschi di Siena SpA	2,411,688	4,367,565	(1,174,940)
Banca Popolare di Milano Scarl	10,063,634	10,414,118	(446,474)
Banco Popolare SC	322,396	5,186,244	(743,523)
Enel SpA	600,909	2,497,045	22,749
Eni SpA	73,208	1,073,968	13,772
FinecoBank Banca Fineco SpA	144,610	1,064,676	124,439

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Italy (continued)
Finmeccanica SpA	514,758	$6,769,509	$387,821
Hera SpA	767,761	1,985,407	49,311
Intesa Sanpaolo SpA	1,659,659	5,812,646	(300,918)
Luxottica Group SpA	5,425	386,594	(33,073)
Mediobanca SpA	698,693	6,605,186	92,526
Moncler SpA	99,253	1,801,090	(419,894)
Prysmian SpA	159,047	3,359,460	115,579
Recordati SpA	56,480	1,326,106	147,505
Snam SpA	517,486	2,635,954	64,775
Telecom Italia SpA	46,547	54,196	4,794
Terna Rete Elettrica Nazionale SpA	262,558	1,307,701	42,606
UniCredit SpA	557,861	3,110,187	(25,945)
Unione di Banche Italiane SpA	265,365	1,799,623	(26,600)
Unipol Gruppo Finanziario SpA	261,352	1,262,079	82,209
UnipolSai SpA	323,433	789,732	33,115

			(1,826,539)

Netherlands
Aalberts Industries NV	1,840	56,624	6,774
Aegon NV	196,935	1,130,319	(16,561)
Akzo Nobel NV	10,682	723,843	(10,086)
ASM International NV	11,848	437,259	27,225
Boskalis Westminster	80,147	3,232,853	36,520
Delta Lloyd NV	75,883	450,514	(3,188)
Heineken NV	1,976	155,606	12,783
Koninklijke Ahold NV	327,536	7,031,572	(122,709)
Koninklijke DSM NV	32,940	1,682,963	(31,172)
Koninklijke Philips NV	57,820	1,490,421	(14,608)
NN Group NV	89,276	2,683,767	466,151
Randstad Holding NV	41,494	2,692,659	(108,768)
Wolters Kluwer NV	157,334	5,321,718	(37,886)

			204,475

Spain
Abengoa SA	3,155,180	3,554,192	(2,887,595)
Acciona SA	8,016	627,466	58,977
Acerinox SA	64,597	643,659	15,238
ACS Actividades de Construccion y Servicios SA	158,109	4,469,737	156,137
Almirall SA	50,398	941,958	76,642
Applus Services SA	19,377	188,041	(12,697)
Banco Santander SA	722,668	4,008,863	(453,791)
Bankinter SA	112,284	837,218	(40,976)
Distribuidora Internacional de Alimentacion SA	27,121	169,671	(9,709)
Ebro Foods SA	56,054	1,073,760	28,868
Enagas SA	190,170	5,227,553	136,750
Endesa SA	405,452	7,827,532	317,856
Ferrovial SA	172,710	3,858,803	46,727
Gamesa Corp. Tecnologica SA	232,792	3,450,997	534,393

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Spain (continued)
Iberdrola SA	48,635	$334,926	$9,846
Industria de Diseno Textil SA	76,575	2,856,259	(225,591)
Mapfre SA	183,836	602,331	(142,159)
Mediaset Espana Comunicacion SA	177,451	2,072,703	(142,069)
Obrascon Huarte Lain SA	83,103	549,972	(75,731)
Red Electrica Corp. SA	40,343	3,304,430	65,407
Repsol SA	279,350	3,057,371	18,069
Tecnicas Reunidas SA	10,000	463,191	(85,093)

			(2,610,501)

United Kingdom
Dialog Semiconductor PLC	44,860	1,755,613	(258,695)
RELX NV	113,316	1,826,725	81,777

			(176,918)

Total of Long Equity Positions			(2,678,709)

Rights
Italy
Unione di Banche Italiane SpA	265,870	—	—

Total of Long Equity Positions and Rights			(2,678,709)

Short Positions

Common Stocks
Belgium
Anheuser-Busch InBev SA/NV	(71,848)	(7,753,927)	(1,187,359)
Colruyt SA	(14,084)	(683,664)	(40,863)
Solvay SA	(6,538)	(746,254)	48,458
Telenet Group Holding NV	(1,954)	(107,907)	2,305
UCB SA	(13,307)	(1,174,312)	(26,819)

			(1,204,278)

Finland
Cargotec OYJ	(37,936)	(1,366,309)	(48,893)
Elisa OYJ	(23,507)	(859,452)	(24,995)
Kone OYJ	(97,781)	(4,058,692)	(81,460)
Nokia OYJ	(496,996)	(3,441,903)	(74,106)
Nokian Renkaat OYJ	(236,594)	(8,255,689)	(191,020)
Wartsila OYJ Abp	(927)	(42,879)	554
YIT OYJ	(7,062)	(38,939)	(1,048)

			(420,968)

Germany
adidas AG	(42,368)	(4,054,865)	(57,334)
BASF SE	(29,682)	(2,225,179)	(35,939)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
Bayer AG	(18,166)	$(2,731,194)	$462,435
Bayerische Motoren Werke AG	(81,567)	(8,540,698)	(52,509)
Beiersdorf AG	(7,623)	(631,538)	(61,327)
Bilfinger SE	(39,733)	(1,807,176)	(60,058)
Continental AG	(84)	(20,782)	462
Daimler AG	(22,944)	(1,904,165)	(12,899)
Deutsche Bank AG	(16,553)	(387,672)	(14,312)
Deutsche Telekom AG	(475,973)	(8,427,133)	(121,652)
E.ON SE	(328)	(3,376)	227
Fraport AG Frankfurt Airport Services Worldwide	(19,775)	(1,268,622)	7,529
Fresenius Medical Care AG & Co. KGaA	(8,266)	(707,337)	12,707
HUGO BOSS AG	(23)	(2,050)	153
Infineon Technologies AG	(65,034)	(721,210)	(226,902)
K+S AG	(149,428)	(3,701,692)	(107,398)
Linde AG	(1,258)	(201,438)	19,709
MAN SE	(12,612)	(1,254,269)	(13,134)
METRO AG	(6,995)	(219,259)	(3,583)
RWE AG	(545,655)	(6,703,612)	(175,671)
SAP SE	(176,737)	(13,779,288)	(245,356)
Siemens AG	(5,822)	(553,632)	(9,622)
STADA Arzneimittel AG	(224)	(8,622)	(411)
Telefonica Deutschland Holding AG	(559,357)	(3,247,458)	297,026
ThyssenKrupp AG	(199,344)	(3,814,717)	(136,952)
Wacker Chemie AG	(26,620)	(2,198,601)	(27,113)
Wirecard AG	(33,683)	(1,635,885)	(47,762)

			(609,686)

Italy
Assicurazioni Generali SpA	(101,984)	(1,855,261)	(7,650)
Azimut Holding SpA	(156,349)	(4,000,394)	114,152
Banca Mediolanum SpA	(248,092)	(1,981,106)	10,228
Banca Popolare dell’Emilia Romagna SC	(658,129)	(5,731,381)	739,381
Buzzi Unicem SpA	(77,708)	(1,161,419)	(231,521)
Davide Campari-Milano SpA	(129,658)	(1,081,933)	(39,067)
Enel Green Power SpA	(1,675,826)	(3,335,784)	(70,446)
Mediaset SpA	(553,663)	(2,264,500)	(29,820)
Saipem SpA	(127,782)	(1,039,509)	6,676
Salvatore Ferragamo SpA	(261,341)	(5,979,686)	(145,658)
Tod’s SpA	(1,755)	(136,550)	(1,961)

			344,314

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Luxembourg
APERAM SA	(27,772)	$(943,797)	$(43,634)
ArcelorMittal	(1,955,732)	(8,867,250)	615,619
Tenaris SA	(642,486)	(7,576,209)	(31,694)

			540,291

Netherlands
Altice NV	(363,260)	(12,346,950)	7,127,887
Altice NV	(24,966)	7,570	(371,460)
ASML Holding NV	(46,615)	(4,091,284)	(50,529)
Fugro NV	(143,920)	(2,331,116)	(29,468)
Gemalto NV	(24,510)	(1,486,569)	15,919
Koninklijke KPN NV	(416,557)	(1,535,050)	(40,521)
Koninklijke Vopak NV	(71,818)	(3,159,113)	66,283
QIAGEN NV	(62,807)	(1,667,639)	(34,694)
SBM Offshore NV	(369,959)	(4,702,036)	28,441

			6,711,858

Spain
Abertis Infraestructuras SA	(37,354)	(564,573)	(19,621)
Aena SA	(34,897)	(3,767,528)	(228,500)
Amadeus IT Holding SA	(46,792)	(1,942,297)	(120,044)
Atresmedia Corp. de Medios de Comunicacion SA	(78,040)	(1,260,139)	428,846
Banco Bilbao Vizcaya Argentaria SA	(195,550)	(1,959,780)	530,938
Banco de Sabadell SA	(2,154,388)	(3,792,427)	(25,776)
Banco Popular Espanol SA	(1,382,741)	(4,539,230)	(16,743)
Bankia SA	(5,659,811)	(6,674,480)	88,062
CaixaBank SA	(424,538)	(1,725,636)	247,984
Cellnex Telecom SAU	(136,435)	(2,392,224)	(158,696)
Gas Natural SDG SA	(52,901)	(1,096,390)	17,619
Telefonica SA	(414,174)	(5,190,500)	595,684
Zardoya Otis SA	(60,201)	(684,923)	(19,154)

			1,320,599

Switzerland
STMicroelectronics NV	(23,869)	(165,139)	4,587

United Kingdom
CNH Industrial NV	(685,117)	(4,630,392)	(61,936)
Fiat Chrysler Automobiles NV	(25,643)	(371,126)	15,000
Unilever NV	(11,572)	(477,821)	(26,235)

			(73,171)

Total of Short Common Stocks			6,613,546

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Preferred Stocks
Germany
FUCHS PETROLUB SE	(39,570)	$(1,837,798)	$(25,414)
Henkel AG & Co. KGaA	(1,729)	(203,263)	10,303
Volkswagen AG	(22,959)	(2,398,947)	(915,860)

			(930,971)

Rights
Italy
Mediolanum SpA (3)	(238,411)	—	—

Total of Short Equity Positions and Rights			5,682,575

Total of Long and Short Equity Positions			3,003,866

Net Cash and Other Receivables/ (Payables) (b)			256,891

Swaps, at Value			$3,260,757

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	1-14 months maturity ranging from 01/19/2016 - 01/30/2017	$(642,719)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Austria
ams AG	2,337	$76,569	$1,553

Switzerland
Adecco SA	34,214	2,308,878	32,822
Aryzta AG	37,094	1,877,564	(1,022)
Baloise Holding AG	21,172	2,644,013	39,292
Bucher Industries AG	2,068	462,853	3,225
Clariant AG	49,339	924,858	10,655
DKSH Holding AG	4,669	301,498	(7,843)
Flughafen Zuerich AG	3,718	2,755,882	33,778
GAM Holding AG	75,079	1,236,662	6,092

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Geberit AG	2,492	$804,760	$39,288
Georg Fischer AG	803	506,025	39,133
Givaudan SA	1,689	2,978,787	86,684
Helvetia Holding AG	2,067	1,149,354	15,005
Lonza Group AG	77,565	12,059,094	555,683
Novartis AG	38,034	3,161,938	109,720
OC Oerlikon Corp. AG	339,596	3,044,980	(22,087)
Partners Group Holding AG	8,786	3,138,017	21,729
Schindler Holding AG	3,754	614,906	13,134
Sika AG	740	2,642,505	31,704
Straumann Holding AG	7,425	2,214,238	39,305

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Sunrise Communications Group AG	11,333	$657,373	$10,685
Swiss Life Holding AG	49,749	13,029,453	370,433
Swiss Re AG	82,464	8,031,885	22,069
Swisscom AG	3,133	1,520,013	47,754
Transocean Ltd.	15,650	225,517	(29,885)
UBS Group AG	8,284	165,158	(4,452)
Zurich Insurance Group AG	4,217	1,076,433	6,914

			1,469,815

Total of Long Equity Positions			1,471,368

Short Positions

Common Stocks
Switzerland
ABB Ltd.	(785)	(14,103)	93
Barry Callebaut AG	(1,862)	(1,949,054)	(73,489)
Chocoladefabriken Lindt & Spruengli AG	(48)	(274,337)	(25,409)
Cie Financiere Richemont SA	(129,909)	(9,174,719)	(123,251)
Credit Suisse Group AG	(173,811)	(3,646,667)	(97,563)
Dufry AG	(7,859)	(893,112)	(41,970)
EMS-Chemie Holding AG	(884)	(379,747)	(9,299)
Galenica AG	(1,520)	(1,577,239)	(800,876)
Julius Baer Group Ltd.	(53,921)	(2,417,638)	(190,907)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Kuehne + Nagel International AG	(12,738)	$(1,704,857)	$(40,239)
LafargeHolcim Ltd.	(120,077)	(5,821,946)	(190,889)
Nestle SA	(20,000)	(1,485,746)	1,041
Roche Holding AG	(8,746)	(2,374,086)	(49,504)
SGS SA	(2,439)	(4,528,276)	(107,045)
Sonova Holding AG	(9,615)	(1,182,314)	(39,306)
Swatch Group AG/The	(41,553)	(14,088,565)	(341,338)
Syngenta AG	(150)	(54,664)	(4,046)

			(2,133,997)

Total of Short Equity Positions			(2,133,997)

Total of Long and Short Equity Positions			(662,629)

Net Cash and Other Receivables/ (Payables) (b)			19,910

Swaps, at Value			$(642,719)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Copenhagen Interbank Rate plus or minus a specified spread, which is denominated in DKK based on the local currencies of the positions within the swap.	1-15 months maturity ranging from 01/19/2016 - 01/30/2017	$(141,705)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Denmark
AP Moeller - Maersk A/S	1,887	$2,423,916	$37,307
Danske Bank A/S	42,851	1,119,278	30,513
DSV A/S	105,424	4,064,435	85,441
GN Store Nord A/S	14,421	251,894	9,825
H Lundbeck A/S	20,206	578,171	111,769
ISS A/S	58,086	1,983,656	110,155
Jyske Bank A/S	28,599	1,247,037	46,545
Novo Nordisk A/S	71,592	4,018,980	126,068
Pandora A/S	83,315	9,963,013	541,664
TDC A/S	619,434	2,983,820	100,368
Topdanmark A/S	3,452	95,641	2,439
Vestas Wind Systems A/S	3,963	237,404	39,367

			1,241,461

Total of Long Equity Positions			1,241,461

Short Positions

Common Stocks
Denmark
Carlsberg A/S	(43,068)	(3,895,838)	80,371
Chr Hansen Holding A/S	(32,146)	(1,938,378)	(72,367)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Denmark (continued)
Coloplast A/S	(3,049)	$(250,233)	$4,065
FLSmidth & Co. A/S	(20,170)	(691,970)	(8,837)
Novozymes A/S	(36,816)	(1,720,615)	(42,094)
Tryg A/S	(5,755)	(114,222)	(139)
William Demant Holding A/S	(18,109)	(1,679,643)	(45,321)

			(84,322)

Total of Short Equity Positions			(84,322)

Total of Long and Short Equity Positions			1,157,139

Net Cash and Other Receivables/ (Payables) (b)			(1,298,844)

Swaps, at Value			$(141,705)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap	1-18 months maturity ranging from 01/19/2016 - 01/30/2017	$(1,140,261)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Air Water, Inc.	20,000	$317,838	$3,827
Ajinomoto Co., Inc.	186,000	4,295,449	108,236
Alfresa Holdings Corp.	172,900	3,454,097	(39,271)
Amada Holdings Co., Ltd.	182,300	1,860,037	(120,405)
ANA Holdings, Inc.	345,000	1,006,098	(10,737)
Asahi Group Holdings Ltd.	9,100	290,732	(5,862)
Asahi Kasei Corp.	471,000	3,054,846	130,106
Astellas Pharma, Inc.	278,300	3,897,143	64,670
Bandai Namco Holdings, Inc.	371,700	8,049,852	(196,897)
Bank of Kyoto Ltd./The	160,000	1,453,774	30,012
Bank of Yokohama Ltd./The	563,000	3,393,905	57,061
Benesse Holdings, Inc.	39,200	1,110,577	18,305
Bridgestone Corp.	40,200	1,429,139	(50,222)
Brother Industries Ltd.	162,600	1,887,241	(19,331)
Central Japan Railway Co.	7,600	1,348,178	1,080
Chiba Bank Ltd./The	527,000	3,661,423	78,291
Chubu Electric Power Co., Inc.	294,000	4,036,209	(10,251)
Chugai Pharmaceutical Co., Ltd.	6,800	246,387	(9,362)
Chugoku Bank Ltd./The	75,800	990,828	20,628
Citizen Holdings Co., Ltd.	52,200	372,650	2,525
COLOPL, Inc.	5,100	104,476	(3,915)
Dai Nippon Printing Co., Ltd.	280,000	2,795,626	(26,807)
Daicel Corp.	335,900	5,069,685	(70,853)
Don Quijote Holdings Co., Ltd.	151,900	5,655,129	(320,592)
East Japan Railway Co.	25,300	2,427,076	(44,678)
Ezaki Glico Co., Ltd.	21,400	967,853	188,257
FamilyMart Co., Ltd.	21,700	1,034,513	(24,707)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
FANUC Corp.	14,100	$2,443,820	$(14,533)
Fuji Electric Co., Ltd.	721,000	3,101,306	(77,526)
Fuji Heavy Industries Ltd.	70,900	2,935,979	(15,163)
FUJIFILM Holdings Corp.	121,800	4,943,829	139,189
Fujitsu Ltd.	1,580,000	7,982,087	(96,116)
Fukuoka Financial Group, Inc.	1,097,000	5,275,817	163,790
Gree, Inc.	150,900	715,653	830
GungHo Online Entertainment, Inc.	661,900	2,323,996	(525,858)
Gunma Bank Ltd./The	124,000	847,142	(126,177)
Hachijuni Bank Ltd./The	204,000	1,508,616	(260,138)
Hakuhodo DY Holdings, Inc.	162,600	1,800,665	(41,405)
Haseko Corp.	87,900	993,017	(21,162)
Hikari Tsushin, Inc.	12,100	827,560	(3,552)
Hiroshima Bank Ltd./The	26,000	146,525	1,254
Hisamitsu Pharmaceutical Co., Inc.	5,400	227,791	(1,084)
Hitachi High-Technologies Corp.	180,200	4,805,357	67,811
Hitachi Metals Ltd.	54,700	644,768	30,132
Hokuhoku Financial Group, Inc.	832,000	1,904,951	(208,883)
Hokuriku Electric Power Co.	27,900	430,825	(18,506)
Hoshizaki Electric Co., Ltd.	18,900	1,235,913	(60,988)
Hoya Corp.	226,500	9,266,366	(4,196)
Idemitsu Kosan Co., Ltd.	20,400	324,535	1,196
Isetan Mitsukoshi Holdings Ltd.	143,400	2,635,939	(765,854)
Isuzu Motors Ltd.	127,100	1,547,191	(177,989)
ITOCHU Corp.	210,400	2,453,487	35,219

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Itochu Techno-Solutions Corp.	38,000	$873,621	$(116,495)
Iyo Bank Ltd./The	34,900	375,306	(36,228)
Izumi Co., Ltd.	14,200	572,237	(20,960)
J Front Retailing Co., Ltd.	261,100	3,970,929	(175,157)
Japan Airlines Co., Ltd.	404,200	14,602,452	(134,961)
Japan Petroleum Exploration Co., Ltd.	39,800	1,046,523	22,401
Japan Tobacco, Inc.	191,500	6,470,626	560,061
Joyo Bank Ltd./The	116,000	627,947	(79,400)
JSR Corp.	80,700	1,373,301	(115,644)
JTEKT Corp.	327,500	5,490,632	(130,083)
Kajima Corp.	1,076,000	6,544,232	(140,474)
Kaken Pharmaceutical Co., Ltd.	41,200	2,984,515	(169,190)
Kamigumi Co., Ltd.	195,000	1,643,610	35,303
Kaneka Corp.	105,000	1,089,427	1,970
Kansai Electric Power Co., Inc./The	131,000	1,634,902	(64,238)
Kao Corp.	20,300	1,025,111	18,081
Kawasaki Heavy Industries Ltd.	749,000	2,791,919	(20,698)
KDDI Corp.	45,100	1,175,252	(3,997)
Keihan Electric Railway Co., Ltd.	10,000	62,394	4,578
Keio Corp.	23,000	199,023	(401)
Keisei Electric Railway Co., Ltd.	109,000	1,371,283	19,368
Kewpie Corp.	9,000	197,503	24,813
Keyence Corp.	2,000	950,345	148,865
Kobe Steel Ltd.	4,055,000	4,284,959	120,863
Koito Manufacturing Co., Ltd.	59,200	2,340,921	86,719
Konami Corp.	94,700	2,308,633	(54,342)
Konica Minolta, Inc.	1,001,400	9,923,544	105,659
Kurita Water Industries Ltd.	97,300	2,059,441	(21,840)
Mabuchi Motor Co., Ltd.	30,000	1,679,819	(53,972)
Marubeni Corp.	32,900	189,798	(20,656)
Medipal Holdings Corp.	277,100	4,777,197	(54,305)
MEIJI Holdings Co., Ltd.	91,800	7,569,576	13,071
Miraca Holdings, Inc.	39,900	1,772,787	(17,126)
Mitsubishi Chemical Holdings Corp.	610,900	3,879,204	(3,215)
Mitsubishi Corp.	2,800	50,736	(4,164)
Mitsubishi Electric Corp.	607,000	6,328,224	43,361
Mitsubishi Motors Corp.	245,100	2,114,707	(41,029)
Mitsubishi Tanabe Pharma Corp.	265,300	4,617,862	(47,106)
Mitsubishi UFJ Lease & Finance Co., Ltd.	240,500	1,242,643	(4,972)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mitsui & Co., Ltd.	139,100	$1,637,650	$15,142
Mixi, Inc.	60,700	2,118,654	151,732
MS&AD Insurance Group Holdings, Inc.	68,500	2,050,245	(41,505)
Murata Manufacturing Co., Ltd.	4,500	619,605	27,861
Nagoya Railroad Co., Ltd.	98,000	401,183	6,703
Nankai Electric Railway Co., Ltd.	71,000	353,600	66,612
Nexon Co., Ltd.	265,900	4,340,813	(15,222)
NHK Spring Co., Ltd.	466,400	4,660,696	15,563
Nintendo Co., Ltd.	38,400	6,635,980	(1,355,592)
Nippon Express Co., Ltd.	812,000	3,763,225	52,547
Nippon Shokubai Co., Ltd.	25,800	1,875,979	(80,685)
Nippon Yusen KK	798,000	2,100,670	(166,564)
Nitto Denko Corp.	53,000	4,029,202	(159,901)
NOK Corp.	145,200	3,463,622	(71,626)
NSK Ltd.	128,100	1,429,222	(37,297)
NTN Corp.	215,000	1,025,579	(118,996)
Obayashi Corp.	292,000	2,349,822	344,522
Obic Co., Ltd.	18,100	880,645	77,472
Omron Corp.	53,200	1,836,826	(62,770)
Oracle Corp. Japan	12,300	586,397	(13,709)
ORIX Corp.	382,000	5,759,139	(400,265)
Osaka Gas Co., Ltd.	951,000	3,397,712	37,243
Otsuka Corp.	83,800	4,253,009	(136,437)
Otsuka Holdings Co., Ltd.	82,200	3,016,680	(96,201)
Panasonic Corp.	405,300	4,068,651	40,083
Park24 Co., Ltd.	5,900	124,316	18,626
Pigeon Corp.	600	16,668	(2,112)
Pola Orbis Holdings, Inc.	13,500	825,694	64,072
Renesas Electronics Corp.	300	1,642	242
Resona Holdings, Inc.	1,857,500	9,018,030	2,429
Rohm Co., Ltd.	108,200	5,590,433	(110,009)
Sankyo Co., Ltd.	79,700	3,133,096	(158,072)
Sanrio Co., Ltd.	15,600	437,021	(70,524)
Santen Pharmaceutical Co., Ltd.	336,700	5,496,554	46,679
Secom Co., Ltd.	20,200	1,366,748	2,201
Sega Sammy Holdings, Inc.	235,800	2,240,492	(34,973)
Seiko Epson Corp.	21,100	320,399	4,523
Sekisui Chemical Co., Ltd.	390,000	5,156,191	(64,247)
Seven & i Holdings Co., Ltd.	98,300	4,440,392	60,230
Sharp Corp.	1,433,000	1,554,368	(76,379)
Shimadzu Corp.	174,000	2,595,794	316,952
Shimamura Co., Ltd.	39,300	4,486,553	115,836
Shimizu Corp.	403,000	3,373,060	(86,903)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Shin-Etsu Chemical Co., Ltd.	43,600	$2,395,262	$(24,910)
Shionogi & Co., Ltd.	123,900	5,505,106	98,919
Showa Shell Sekiyu KK	55,600	479,686	(25,981)
SMC Corp.	700	167,367	14,446
Sohgo Security Services Co., Ltd.	11,300	518,350	11,608
Sojitz Corp.	1,227,100	2,816,123	(240,955)
Sompo Japan Nipponkoa Holdings, Inc.	19,000	636,121	(12,262)
Sony Corp.	69,300	1,900,726	(197,554)
Sugi Holdings Co., Ltd.	8,800	394,715	90,805
Sumitomo Chemical Co., Ltd.	837,590	4,911,617	(101,258)
Sumitomo Corp.	46,200	469,921	1,104
Sumitomo Electric Industries Ltd.	129,000	1,818,761	2,826
Sumitomo Heavy Industries Ltd.	1,845,000	8,212,628	58,246
Sumitomo Rubber Industries Ltd.	89,700	1,211,219	(44,817)
Sundrug Co., Ltd.	3,400	187,403	31,206
Suntory Beverage & Food Ltd.	29,200	1,132,967	145,296
Suzuken Co., Ltd./Aichi Japan	47,120	1,809,389	(18,726)
Suzuki Motor Corp.	45,000	1,368,846	(1,574)
Taiheiyo Cement Corp.	330,923	1,056,496	(90,098)
Taisei Corp.	919,000	6,262,097	(208,673)
Takashimaya Co., Ltd.	411,000	3,624,983	76,273
Takeda Pharmaceutical Co., Ltd.	40,800	1,994,295	39,971
TDK Corp.	24,000	1,535,648	1,407
Teijin Ltd.	1,087,000	3,762,233	(57,881)
THK Co., Ltd.	130,100	2,364,208	47,077
Toho Co., Ltd.	11,600	327,180	(6,182)
Toho Gas Co., Ltd.	89,000	572,430	2,352
Tohoku Electric Power Co., Inc.	226,700	2,850,069	(16,021)
Tokio Marine Holdings, Inc.	3,800	161,976	(15,202)
Tokyo Electric Power Co., Inc.	339,300	2,069,168	(115,391)
Tokyo Gas Co., Ltd.	663,000	3,040,745	74,555
Tokyu Corp.	129,000	1,026,087	(6,678)
Toppan Printing Co., Ltd.	301,000	2,772,334	829
Tosoh Corp.	147,000	807,128	(50,958)
Toyo Seikan Group Holdings Ltd.	170,800	3,250,011	(81,816)
Toyo Suisan Kaisha Ltd.	67,600	2,356,635	(603)
Toyoda Gosei Co., Ltd.	58,700	1,374,303	(40,820)
Toyota Boshoku Corp.	96,200	1,991,376	(55,119)
Toyota Industries Corp.	5,900	300,107	15,386

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
USS Co., Ltd.	278,600	$4,302,170	$(115,975)
West Japan Railway Co.	67,000	4,611,440	19,804
Yamaguchi Financial Group, Inc.	175,000	2,250,788	(177,527)
Yamaha Corp.	80,400	1,926,659	15,353
Yamazaki Baking Co., Ltd.	227,000	4,836,006	268,269

			(5,140,109)

Total of Long Equity Positions			(5,140,109)

Short Positions

Common Stocks
Japan
ABC-Mart, Inc.	(32,449)	(1,765,772)	(10,425)
Acom Co., Ltd.	(750,830)	(3,710,608)	174,941
Advantest Corp.	(194,600)	(1,666,003)	51,753
Aeon Co., Ltd.	(243,400)	(3,727,333)	(22,877)
AEON Financial Service Co., Ltd.	(308,800)	(6,875,539)	(22,659)
Aisin Seiki Co., Ltd.	(25,600)	(1,056,400)	(45,383)
Alps Electric Co., Ltd.	(33,500)	(1,015,357)	106,903
Aozora Bank Ltd.	(368,000)	(1,276,736)	(7,520)
Asahi Glass Co., Ltd.	(165,000)	(962,313)	17,052
Asics Corp.	(225,500)	(4,786,167)	107,604
Calbee, Inc.	(2,900)	(123,388)	923
Canon, Inc.	(96,500)	(3,012,603)	93,475
Casio Computer Co., Ltd.	(100)	(2,052)	(285)
Century Tokyo Leasing Corp.	(100)	(3,567)	(5)
Chiyoda Corp.	(185,000)	(1,622,348)	217,534
Chugoku Electric Power Co., Inc./The	(33,400)	(436,028)	(4,965)
Credit Saison Co., Ltd.	(127,913)	(2,547,904)	27,735
Daido Steel Co., Ltd.	(137,000)	(544,850)	(2,731)
Daihatsu Motor Co., Ltd.	(171,600)	(2,361,436)	46,548
Dai-ichi Life Insurance Co., Ltd./The	(22,500)	(448,406)	74,058
Daiichi Sankyo Co., Ltd.	(158,000)	(3,321,193)	60,119
Daikin Industries Ltd.	(135,900)	(9,743,711)	(152,756)
Daiwa Securities Group, Inc.	(236,000)	(1,590,634)	147,802
DeNA Co., Ltd.	(131,900)	(2,039,118)	(23,315)
Denso Corp.	(129,300)	(6,208,401)	29,736
Dentsu, Inc.	(100)	(5,396)	(75)
Disco Corp.	(13,600)	(1,288,866)	8,134
Eisai Co., Ltd.	(18,300)	(1,070,977)	(139,583)
Electric Power Development Co., Ltd.	(10,500)	(368,242)	(5,733)
Fast Retailing Co., Ltd.	(29,200)	(10,502,499)	288,004
GS Yuasa Corp.	(52,853)	(196,569)	146

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Hamamatsu Photonics KK	(6,300)	$(166,781)	$(5,935)
Hino Motors Ltd.	(52,700)	(578,085)	(30,993)
Hirose Electric Co., Ltd.	(3,000)	(374,001)	10,785
Hitachi Capital Corp.	(40,200)	(1,085,380)	5,294
Hitachi Chemical Co., Ltd.	(15,400)	(266,504)	22,188
Hitachi Construction Machinery Co., Ltd.	(154,095)	(2,320,722)	(75,811)
Hitachi Ltd.	(1,470,000)	(8,440,439)	110,867
Hokkaido Electric Power Co., Inc.	(4,600)	(45,472)	(1,790)
Honda Motor Co., Ltd.	(169,800)	(5,481,418)	54,348
Ibiden Co., Ltd.	(2,000)	(28,047)	(626)
IHI Corp.	(383,000)	(1,556,438)	499,167
Iida Group Holdings Co., Ltd.	(17,300)	(349,500)	28,861
Inpex Corp.	(517,300)	(5,495,228)	452,116
Japan Airport Terminal Co., Ltd.	(13,900)	(735,358)	120,018
Japan Display, Inc.	(625,100)	(1,747,630)	(53,446)
JFE Holdings, Inc.	(33,300)	(538,723)	15,833
JGC Corp.	(49,000)	(783,533)	33,528
JX Holdings, Inc.	(354,800)	(1,536,642)	47,518
Kakaku.com, Inc.	(453,900)	(8,913,151)	(14,882)
Kansai Paint Co., Ltd.	(146,400)	(2,240,018)	20,922
Keikyu Corp.	(146,000)	(1,214,751)	8,317
Kikkoman Corp.	(117,000)	(4,025,424)	(28,326)
Kintetsu Group Holdings Co., Ltd.	(366,000)	(1,467,836)	(20,242)
Kirin Holdings Co., Ltd.	(60,300)	(868,061)	49,359
Komatsu Ltd.	(50,100)	(800,985)	(18,774)
Kose Corp.	(6,300)	(656,161)	73,658
Kubota Corp.	(654,000)	(10,439,228)	335,812
Kuraray Co., Ltd.	(144,000)	(1,821,005)	76,761
Kyocera Corp.	(100,600)	(4,660,575)	(11,342)
Kyowa Hakko Kirin Co., Ltd.	(11,000)	(202,103)	29,022
Kyushu Electric Power Co., Inc.	(846,600)	(9,143,471)	(83,713)
Kyushu Financial Group, Inc.	(6,000)	(44,632)	2,350
Lawson, Inc.	(2,200)	(156,849)	(21,727)
LIXIL Group Corp.	(139,600)	(3,158,099)	57,624
M3, Inc.	(379,700)	(8,093,727)	220,957
Makita Corp.	(70,700)	(3,959,091)	(115,113)
Marui Group Co., Ltd.	(161,700)	(2,627,618)	(3,663)
Maruichi Steel Tube Ltd.	(13,900)	(360,573)	(49,776)
Mazda Motor Corp.	(386,900)	(7,944,804)	(38,784)
Minebea Co., Ltd.	(697,000)	(9,712,743)	3,745,050
MISUMI Group, Inc.	(37,900)	(524,197)	659
Mitsubishi Gas Chemical Co., Inc.	(41,000)	(226,757)	17,103
Mitsubishi Heavy Industries Ltd.	(8,000)	(42,895)	7,915

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mitsubishi Logistics Corp.	(131,000)	$(1,728,651)	$2,572
Mitsubishi Materials Corp.	(254,000)	(959,323)	159,312
Mitsubishi UFJ Financial Group, Inc.	(220,400)	(1,601,022)	235,809
Mitsui Chemicals, Inc.	(1,175,025)	(5,093,854)	(117,391)
Mitsui OSK Lines Ltd.	(2,967,000)	(7,405,924)	(77,674)
Mizuho Financial Group, Inc.	(2,511,500)	(5,051,598)	28,597
Nabtesco Corp.	(5,600)	(114,153)	388
NGK Insulators Ltd.	(167,000)	(3,796,104)	31,892
NGK Spark Plug Co., Ltd.	(175,900)	(4,687,838)	56,661
NH Foods Ltd.	(13,000)	(275,821)	21,023
Nidec Corp.	(150,100)	(10,642,230)	(242,420)
Nikon Corp.	(484,795)	(6,473,956)	(19,134)
Nippon Electric Glass Co., Ltd.	(128,000)	(654,947)	9,805
Nippon Paint Holdings Co., Ltd.	(282,300)	(6,661,445)	(170,789)
Nippon Steel & Sumitomo Metal Corp.	(69,300)	(1,449,682)	78,764
Nissan Chemical Industries Ltd.	(29,000)	(663,257)	4,924
Nissan Motor Co., Ltd.	(672,500)	(7,058,629)	17,055
Nisshin Seifun Group, Inc.	(17,400)	(264,884)	(19,336)
Nissin Foods Holdings Co., Ltd.	(8,900)	(421,907)	(50,360)
Nitori Holdings Co., Ltd.	(3,000)	(253,922)	1,976
Nomura Research Institute Ltd.	(4,700)	(185,343)	4,845
Odakyu Electric Railway Co., Ltd.	(93,000)	(988,158)	(13,155)
Oji Holdings Corp.	(216,000)	(949,435)	81,333
Olympus Corp.	(39,200)	(1,513,452)	(29,800)
Ono Pharmaceutical Co., Ltd.	(66,645)	(12,074,351)	190,768
Oriental Land Co., Ltd.	(17,100)	(1,033,781)	(709)
Rakuten, Inc.	(392,200)	(4,531,041)	13,778
Recruit Holdings Co., Ltd.	(14,200)	(448,300)	30,908
Ricoh Co., Ltd.	(992,100)	(9,913,978)	(301,482)
Rinnai Corp.	(23,100)	(2,056,530)	9,790
Ryohin Keikaku Co., Ltd.	(32,400)	(6,624,170)	62,800
Seibu Holdings, Inc.	(14,400)	(305,850)	11,769
Sekisui House Ltd.	(13,900)	(233,565)	(146)
Seven Bank Ltd.	(266,300)	(1,203,938)	36,080
Shikoku Electric Power Co., Inc.	(305,973)	(4,697,129)	(82,556)
Shimano, Inc.	(27,100)	(4,283,999)	122,562
Shinsei Bank Ltd.	(3,223,000)	(5,819,293)	(111,963)
Shiseido Co., Ltd.	(7,100)	(166,256)	18,941

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
SoftBank Group Corp.	(96,200)	$(4,877,587)	$22,334
Sony Financial Holdings, Inc.	(6,500)	(117,190)	923
Stanley Electric Co., Ltd.	(40,900)	(854,153)	(43,094)
Sumco Corp.	(277,200)	(2,117,107)	25,772
Sumitomo Dainippon Pharma Co., Ltd.	(55,800)	(675,447)	18,042
Sumitomo Metal Mining Co., Ltd.	(308,000)	(4,518,522)	779,735
Sumitomo Mitsui Financial Group, Inc.	(63,200)	(2,383,657)	(1,577)
Sumitomo Mitsui Trust Holdings, Inc.	(1,380,000)	(5,247,312)	20,794
Suruga Bank Ltd.	(33,700)	(695,332)	822
Sysmex Corp.	(25,200)	(1,587,291)	(29,155)
Taisho Pharmaceutical Holdings Co., Ltd.	(2,300)	(155,441)	(6,998)
Taiyo Nippon Sanso Corp.	(292,116)	(2,547,144)	(94,683)
Terumo Corp.	(227,900)	(7,073,013)	9,611
Tobu Railway Co., Ltd.	(90,000)	(403,559)	(40,359)
Tokyo Electron Ltd.	(26,000)	(1,365,636)	(209,570)
TonenGeneral Sekiyu KK	(13,000)	(116,374)	6,628
Toray Industries, Inc.	(203,000)	(1,766,767)	(119,615)
Toshiba Corp.	(847,000)	(1,575,502)	(165,273)
TOTO Ltd.	(36,700)	(1,258,993)	(30,353)
Toyota Motor Corp.	(9,900)	(628,869)	19,237
Trend Micro, Inc.	(2,300)	(80,814)	(12,513)
Tsumura & Co.	(3,400)	(95,049)	636
Tsuruha Holdings, Inc.	(200)	(16,076)	(1,253)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Unicharm Corp.	(167,700)	$(3,312,584)	$(112,131)
Yahoo Japan Corp.	(3,806,100)	(15,833,483)	362,049
Yakult Honsha Co., Ltd.	(73,568)	(3,593,139)	(7,625)
Yamada Denki Co., Ltd.	(1,320,570)	(5,724,492)	20,252
Yamaha Motor Co., Ltd.	(51,100)	(1,222,103)	76,681
Yamato Holdings Co., Ltd.	(86,800)	(1,839,083)	(47)
Yaskawa Electric Corp.	(1,094,700)	(15,310,175)	414,932
Yokogawa Electric Corp.	(169,300)	(2,012,941)	(23,051)
Yokohama Rubber Co., Ltd./The	(56,900)	(1,143,797)	269,937

			7,631,769

Total of Short Equity Positions			7,631,769

Total of Long and Short Equity Positions			2,491,660

Net Cash and Other Receivables/ (Payables) (b)			(3,631,921)

Swaps, at Value			$(1,140,261)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate plus or minus a specified spread, which is denominated in NOK based on the local currencies of the positions within the swap.	1-14 months maturity ranging from 01/19/2016 - 01/30/2017	$493,416

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Norway
DNB ASA	252,529	$3,031,058	$80,408
Gjensidige Forsikring ASA	18,579	290,801	6,559
Norsk Hydro ASA	541,299	1,945,504	66,559
Orkla ASA	218,381	1,676,872	45,919
Yara International ASA	54,351	2,292,421	45,121

			244,566

United Kingdom
Subsea 7 SA	223,972	1,898,033	(312,763)

Total of Long Equity Positions			(68,197)

Short Positions

Common Stocks
Norway
Marine Harvest ASA	(73,046)	(903,039)	(79,783)
Schibsted ASA	(100,157)	(3,191,755)	(101,071)
Schibsted ASA	(38,450)	(1,058,266)	(165,511)
Seadrill Ltd.	(190,883)	(708,465)	49,268

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Norway (continued)
Statoil ASA	(149,917)	$(2,234,393)	$143,534
Telenor ASA	(20,149)	(375,578)	39,723
TGS Nopec Geophysical Co. ASA	(79,428)	(1,253,409)	(10,844)

			(124,684)

Total of Short Equity Positions			(124,684)

Total of Long and Short Equity Positions			(192,881)

Net Cash and Other Receivables/ (Payables) (b)			686,297

Swaps, at Value			$493,416

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	10 months maturity 05/16/2016	$(148,574)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United States
International Game Technology PLC	77,280	$1,398,768	$(148,378)

Net Cash and Other Receivables/ (Payables) (b)			(196)

Swaps, at Value			$(148,574)

(a)	Notional value represents the market value (including any fees or commissions) of the long positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
J.P. Morgan	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate plus or minus a specified spread, which is denominated in SEK based on the local currencies of the positions within the swap.	1-19 months maturity ranging from 01/19/2016 - 01/30/2017	$(441,865)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Sweden
BillerudKorsnas AB	28,206	$457,986	$64,011
Boliden AB	442,497	7,209,078	204,603
Electrolux AB	464,831	10,929,197	285,971
Hexpol AB	17,970	193,205	(526)
Husqvarna AB	492,878	3,786,430	(533,732)
Meda AB	110,291	1,331,174	59,253
NCC AB	5,524	179,268	(7,897)
Securitas AB	188,888	2,816,922	71,349
Skandinaviska Enskilda Banken AB	189,003	1,950,053	37,598
Skanska AB	186,278	3,546,069	66,533
SKF AB	13,059	229,689	(18,769)
SSAB AB	76,875	191,582	12,660
Svenska Cellulosa AB SCA	199,379	5,634,689	143,338
Swedbank AB	10,825	235,819	2,586
Swedish Match AB	68,541	2,351,917	70,144
Tele2 AB	147,049	1,416,058	50,387
Telefonaktiebolaget LM Ericsson	421,898	4,006,918	60,730
Trelleborg AB	44,881	850,635	20,407

			588,646

Total of Long Equity Positions			588,646

Short Positions

Common Stocks
Luxembourg
Millicom International Cellular SA	(18,966)	(1,340,647)	252,376

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden
Alfa Laval AB	(143,044)	$(2,555,285)	$(56,135)
Assa Abloy AB	(53,791)	(1,105,423)	(20,569)
Atlas Copco AB	(228,195)	(5,543,977)	(52,461)
Elekta AB	(62,802)	(520,311)	(13,309)
Getinge AB	(80,239)	(2,028,182)	(73,700)
Hennes & Mauritz AB	(118,917)	(4,414,265)	184,353
Hexagon AB	(92,131)	(3,380,954)	(27,233)
Modern Times Group MTG AB	(56,922)	(1,506,121)	52,688
Sandvik AB	(677,276)	(5,860,616)	(43,204)
Svenska Handelsbanken AB	(37,733)	(498,360)	(2,790)
TeliaSonera AB	(180,215)	(949,375)	54,448
Volvo AB	(543,661)	(7,033,252)	1,992,123

			1,994,211

Total of Short Equity Positions			2,246,587

Total of Long and Short Equity Positions			2,835,233

Net Cash and Other Receivables/ (Payables) (b)			(3,277,098)

Swaps, at Value			$(441,865)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	1-25 months maturity ranging from 01/13/2016 - 11/09/2017	$79,136,935

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Ireland
Accenture PLC	7,845	$848,202	$(28,400)
Alkermes PLC	55,566	3,853,459	557,370
Allegion PLC	16,753	1,077,326	27,032
XL Group PLC	114,090	4,160,563	309,483

			865,485

Norway
Seadrill Ltd.	50,838	194,331	(21,991)

Puerto Rico
Popular, Inc.	20,953	615,919	(22,111)

Singapore
Flextronics International Ltd.	1,558,968	17,057,022	419,009

Switzerland
Allied World Assurance Co. Holdings AG	131,454	5,441,867	(553,093)
TE Connectivity Ltd.	130,729	8,141,202	305,199
Transocean Ltd.	407,897	5,668,057	(618,292)

			(866,186)

United Kingdom
Delphi Automotive PLC	98,097	7,688,416	721,440
Liberty Global PLC	182,822	8,111,812	(367,472)
Michael Kors Holdings Ltd.	45,403	1,844,353	(25,509)
Noble Corp. PLC	463,036	5,927,549	(1,042,519)
Willis Group Holdings PLC	27,135	1,263,017	54,930

			(659,130)

United States
3M Co.	4,198	654,247	(21,860)
Aaron’s, Inc.	40,712	1,150,433	(238,892)
Abbott Laboratories	555,241	25,384,866	(448,993)
AbbVie, Inc.	3,168	183,199	4,473
Acuity Brands, Inc.	19,803	3,864,389	765,552

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Adobe Systems, Inc.	26,065	$2,268,730	$179,816
Advance Auto Parts, Inc.	13,859	2,201,030	(115,112)
Advanced Micro Devices, Inc.	2,734	5,835	2,012
Aetna, Inc.	141,389	15,843,798	(556,819)
Aflac, Inc.	85,520	5,179,736	(57,088)
AGCO Corp.	104,274	5,009,084	(276,087)
Agilent Technologies, Inc.	266,080	9,971,918	1,152,887
Air Products & Chemicals, Inc.	15,463	2,087,458	(75,567)
Akamai Technologies, Inc.	118,088	8,186,491	(1,971,520)
Alaska Air Group, Inc.	11,482	861,241	63,175
Alleghany Corp.	7,312	3,537,074	(42,450)
Alliant Energy Corp.	84,991	4,998,863	308,825
Allison Transmission Holdings, Inc.	36,304	1,023,921	(84,010)
Allstate Corp./The	196,991	12,894,375	(663,203)
Alnylam Pharmaceuticals, Inc.	16,902	1,491,766	99,388
Alphabet, Inc.	6,242	4,719,029	137,309
Amazon.com, Inc.	7,190	3,872,277	987,373
Amdocs Ltd.	243,667	13,949,710	(652,801)
AMERCO	10,967	3,970,143	301,503
Ameren Corp.	57,586	2,348,511	140,932
American Eagle Outfitters, Inc.	337,714	5,431,292	(196,725)
American Electric Power Co., Inc.	248,316	13,673,092	796,281
American Financial Group, Inc.	78,118	5,359,429	271,317
American International Group, Inc.	22,320	1,402,990	(19,819)
Ameriprise Financial, Inc.	7,564	901,974	(97,013)
AmerisourceBergen Corp.	187,748	19,944,822	(473,477)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Amgen, Inc.	64,200	$10,421,275	$311
Anadarko Petroleum Corp.	87,182	6,315,435	(2,080,133)
Analog Devices, Inc.	41,805	2,418,173	(105,520)
ANSYS, Inc.	2,958	277,559	(3,944)
Antero Resources Corp.	8,721	187,477	2,641
Anthem, Inc.	100,824	15,648,648	(1,589,750)
AO Smith Corp.	65,436	4,490,191	522,861
Apollo Education Group, Inc.	182,858	2,103,474	(700,953)
Applied Materials, Inc.	6,042	115,000	(2,196)
AptarGroup, Inc.	185	13,637	(197)
Aramark	1,711	54,489	691
Archer-Daniels-Midland Co.	335,900	15,730,390	(3,409,578)
Arrow Electronics, Inc.	59,616	3,292,564	(62,569)
Arthur J Gallagher & Co.	56,956	2,599,884	(268,105)
Ascena Retail Group, Inc.	120,818	1,458,134	(268,077)
Ashland, Inc.	91,825	10,314,133	(883,705)
Aspen Insurance Holdings Ltd.	76,697	3,723,737	(19,272)
Associated Banc-Corp.	19,237	375,075	(14,381)
Assurant, Inc.	158,608	11,823,359	950,929
Atmel Corp.	222,562	1,932,491	(16,232)
Atmos Energy Corp.	5,300	284,080	50,032
AutoNation, Inc.	6,330	409,582	(31,934)
Avery Dennison Corp.	90,126	5,440,516	206,780
Avnet, Inc.	153,955	6,519,204	76,228
Axis Capital Holdings Ltd.	51,270	2,769,336	113,063
Bank of America Corp.	29,689	525,813	(26,147)
Bank of New York Mellon Corp./The	37,646	1,645,846	(94,078)
Baxter International, Inc.	72,047	2,711,161	37,432
Bemis Co., Inc.	75,631	3,251,658	128,291
Best Buy Co., Inc.	196,025	6,427,853	(458,892)
Big Lots, Inc.	126,562	5,511,531	(633,831)
Biogen, Inc.	30,388	10,518,286	(1,208,922)
BioMarin Pharmaceutical, Inc.	5,859	683,939	(70,150)
Bio-Rad Laboratories, Inc.	8,769	1,234,494	(18,585)
Boeing Co./The	27,279	3,733,559	210,712
BOK Financial Corp.	2,370	158,711	(17,008)
Booz Allen Hamilton Holding Corp.	24,438	649,220	104,692
Boston Scientific Corp.	353,463	6,175,950	341,908
Brinker International, Inc.	58,838	3,051,412	(230,130)
Broadridge Financial Solutions, Inc.	78,538	4,219,580	267

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Brocade Communications Systems, Inc.	1,648,240	$16,980,312	$(1,849,469)
Brown & Brown, Inc.	6,008	198,264	(5,407)
Bunge Ltd.	225,969	17,531,187	(2,102,024)
BWX Technologies, Inc.	134,361	3,743,377	525,272
CA, Inc.	264,574	7,933,034	(376,800)
Cable One, Inc.	863	384,267	(10,019)
Cabot Corp.	82,976	3,003,669	388,390
Cabot Oil & Gas Corp.	71,922	1,331,852	(59,552)
California Resources Corp.	835,322	3,221,285	(1,274,984)
Capital One Financial Corp.	153,944	13,316,926	(2,205,248)
Cardinal Health, Inc.	87,660	7,458,676	366,732
Carlisle Cos., Inc.	45,673	4,510,649	(459,911)
Carnival Corp.	382,885	19,720,372	1,139,202
Carter’s, Inc.	82,288	8,189,679	(863,578)
Casey’s General Stores, Inc.	8,225	866,396	124,305
Catalent, Inc.	3,905	98,045	(303)
CDK Global, Inc.	38,676	1,907,620	(71,670)
CDW Corp.	52,337	1,967,258	232,989
CEB, Inc.	23,324	1,873,988	(442,128)
CenterPoint Energy, Inc.	119,427	2,191,668	1,011
CenturyLink, Inc.	39,614	1,083,541	(86,853)
CF Industries Holdings, Inc.	184,193	11,138,929	(3,622,013)
Charles River Laboratories International, Inc.	61,282	4,455,688	470,772
Charter Communications, Inc.	9,458	1,752,284	(20,524)
Cheesecake Factory, Inc./The	21,208	1,107,943	(130,043)
Chesapeake Energy Corp.	57,445	234,702	23,801
Chico’s FAS, Inc.	319,644	4,718,771	(1,308,170)
Cinemark Holdings, Inc.	69,627	2,739,390	(411,759)
Cintas Corp.	49,494	4,223,773	282,655
Cisco Systems, Inc.	439,734	12,202,220	(261,244)
Citigroup, Inc.	81,963	4,772,721	(531,136)
Citizens Financial Group, Inc.	415,258	10,534,188	341,419
Citrix Systems, Inc.	134,592	9,658,207	523,678
Cleco Corp.	32,096	1,719,627	(43,895)
Columbia Pipeline Group, Inc.	17,450	335,005	13,995
Comcast Corp.	51,505	3,156,020	(249,593)
Comerica, Inc.	20,464	934,884	(78,875)
Commercial Metals Co.	311,083	4,745,149	(486,422)
Community Health Systems, Inc.	71,645	2,756,447	(855,705)
Computer Sciences Corp.	322,189	11,385,127	(855,990)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ConAgra Foods, Inc.	292,010	$12,229,768	$81,373
ConocoPhillips	10,963	582,859	(70,996)
Consolidated Edison, Inc.	170,371	10,659,067	290,678
Constellation Brands, Inc.	4,631	657,887	1,753
Convergys Corp.	57,302	1,409,449	16,797
CoreLogic, Inc.	94,278	3,763,440	(571,187)
Costco Wholesale Corp.	26,446	3,838,017	433,012
Coty, Inc.	46,487	1,290,879	(99,418)
CR Bard, Inc.	109,732	20,384,864	402,766
Cracker Barrel Old Country Store, Inc.	10,618	1,468,686	(122,005)
Crane Co.	99,136	5,345,803	(603,136)
Credit Acceptance Corp.	2,561	571,557	(23,452)
Crown Holdings, Inc.	204,031	10,444,577	(100,205)
CSRA, Inc.	200,990	5,643,907	385,793
CSX Corp.	703,806	21,494,108	(3,230,342)
Cummins, Inc.	44,125	5,266,047	(1,382,606)
CVS Health Corp.	20,705	2,278,792	(254,464)
Darden Restaurants, Inc.	216,380	13,260,325	510,099
Dean Foods Co.	114,188	2,078,061	(119,737)
Deckers Outdoor Corp.	56,147	3,522,943	(872,804)
Delta Air Lines, Inc.	7,973	365,001	39,151
Deluxe Corp.	3,678	210,609	(10,011)
DENTSPLY International, Inc.	21,841	1,232,156	96,869
Devon Energy Corp.	220,330	10,505,378	(3,454,818)
Dick’s Sporting Goods, Inc.	99,047	4,859,315	(1,358,004)
Dillard’s, Inc.	27,202	2,675,797	(888,353)
Discover Financial Services	207,062	11,938,175	(835,510)
DISH Network Corp.	94,536	6,167,058	(761,490)
Dollar General Corp.	55,796	4,473,115	(463,056)
Domino’s Pizza, Inc.	23,089	2,566,723	1,928
Dow Chemical Co./The	215,297	10,976,195	107,295
DR Horton, Inc.	94,695	2,869,243	163,838
Dr Pepper Snapple Group, Inc.	67,566	5,339,791	957,360
DST Systems, Inc.	73,606	9,157,149	(761,648)
DTE Energy Co.	64,726	4,962,259	228,119
Eagle Materials, Inc.	1,677	100,115	1,226
East West Bancorp, Inc.	47,777	1,958,401	27,211
Eaton Corp. PLC	54,865	3,084,934	(229,759)
eBay, Inc.	186,823	4,818,016	315,880
EchoStar Corp.	20,524	947,605	(144,912)
Edgewell Personal Care Co.	5,419	475,050	(50,363)
Edison International	67,128	4,032,749	(58,100)
Edwards Lifesciences Corp.	225,394	17,565,940	235,678

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Electronic Arts, Inc.	157,156	$11,566,706	$(766,945)
Eli Lilly & Co.	40,191	3,359,886	26,608
Emerson Electric Co.	44,822	2,164,744	(20,908)
Endurance Specialty Holdings Ltd.	22,867	1,463,850	(591)
Energen Corp.	23,486	1,331,272	(368,581)
Entergy Corp.	115,411	8,109,679	(220,183)
EP Energy Corp.	680,593	4,607,186	(1,626,188)
EQT Corp.	13,659	751,574	(39,531)
Equifax, Inc.	51,781	5,232,264	534,586
Estee Lauder Cos., Inc./The	10,831	878,743	75,035
Everest Re Group Ltd.	46,994	8,727,874	(123,743)
Exelon Corp.	108,830	3,017,737	4,473
Expedia, Inc.	52,419	6,206,270	309,412
Fair Isaac Corp.	23,543	2,140,506	76,773
Fairchild Semiconductor International, Inc.	43,804	661,631	245,550
Fidelity National Information Services, Inc.	68,554	4,373,745	(219,373)
Fifth Third Bancorp	7,530	151,769	(416)
FireEye, Inc.	141,202	4,241,692	(1,313,163)
First Niagara Financial Group, Inc.	89,120	926,465	40,487
First Solar, Inc.	152,611	7,516,684	2,554,116
FirstEnergy Corp.	175,358	5,771,172	(207,063)
Fiserv, Inc.	30,889	2,698,154	126,954
FMC Technologies, Inc.	10,892	363,782	(47,805)
Foot Locker, Inc.	95,727	6,662,894	(432,024)
Fortinet, Inc.	65,539	2,785,644	(742,793)
Four Corners Property Trust, Inc.	71,934	1,545,731	192,194
Fulton Financial Corp.	55,802	730,516	(4,532)
GameStop Corp.	228,271	9,976,920	(3,576,201)
Gartner, Inc.	22,498	1,945,560	95,008
General Dynamics Corp.	147,331	21,479,725	(1,242,339)
General Motors Co.	208,971	6,949,582	157,522
Genpact Ltd.	143,740	3,339,242	251,383
Genuine Parts Co.	3,128	267,384	1,280
Gilead Sciences, Inc.	83,904	9,892,539	(1,402,294)
GNC Holdings, Inc.	163,585	6,307,080	(1,232,673)
Goldman Sachs Group, Inc./The	76,291	16,100,740	(2,350,814)
Goodyear Tire & Rubber Co./The	287,914	8,732,624	673,526
GoPro, Inc.	12,027	221,361	(4,754)
Graham Holdings Co.	10,052	6,645,747	(1,770,829)
Graphic Packaging Holding Co.	18,370	247,967	(12,280)
Great Plains Energy, Inc.	63,325	1,627,921	101,484
Groupon, Inc.	1,169,950	5,185,856	(1,594,110)
Guess?, Inc.	99,566	2,198,686	(318,880)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
H&R Block, Inc.	9,279	$305,340	$3,744
Hanover Insurance Group, Inc./The	53,296	4,221,864	113,233
Harman International Industries, Inc.	119,360	12,536,516	(1,291,611)
Harsco Corp.	99,831	1,398,044	(611,376)
Hartford Financial Services Group, Inc./The	62,125	2,901,203	(201,251)
Hasbro, Inc.	50,711	3,949,552	(533,659)
HCA Holdings, Inc.	200,900	17,363,175	(3,776,308)
HD Supply Holdings, Inc.	267,284	8,960,661	(934,123)
Helix Energy Solutions Group, Inc.	128,781	1,018,082	(340,694)
Herman Miller, Inc.	40,333	1,249,872	(92,315)
Hertz Global Holdings, Inc.	112,491	1,707,137	(106,390)
Hess Corp.	67,997	3,992,299	(695,805)
Hill-Rom Holdings, Inc.	33,643	1,863,781	(246,899)
Hilton Worldwide Holdings, Inc.	329,835	8,738,789	(1,680,320)
HNI Corp.	15,183	693,574	(146,075)
HollyFrontier Corp.	380,154	18,620,888	(3,456,545)
Hologic, Inc.	244,646	9,431,063	34,290
Home Depot, Inc./The	17,448	1,986,629	320,869
Hormel Foods Corp.	11,251	692,700	197,029
Howard Hughes Corp./The	2,585	287,227	5,292
HP, Inc.	754,824	9,875,119	(938,002)
Hubbell, Inc.	16,551	1,685,341	(13,028)
Huntington Bancshares, Inc.	183,130	2,126,327	(100,909)
Huntington Ingalls Industries, Inc.	129,491	14,994,783	1,431,150
Hyatt Hotels Corp.	13,364	724,172	(95,796)
IAC/InterActiveCorp.	168,792	13,108,891	(2,972,932)
IDACORP, Inc.	13,348	823,983	83,681
IDEX Corp.	2,058	156,861	803
Illinois Tool Works, Inc.	10,508	968,392	5,489
IMS Health Holdings, Inc.	83,629	2,424,921	(294,891)
Ingersoll-Rand PLC	105,219	6,858,691	(1,041,133)
Ingram Micro, Inc.	344,312	9,332,853	1,127,345
Ingredion, Inc.	47,236	3,995,992	531,106
Integrated Device Technology, Inc.	383,930	7,911,687	2,204,868
International Game Technology PLC	220,269	3,945,480	(381,527)
International Paper Co.	549	20,691	7
Interpublic Group of Cos., Inc./The	227,685	4,509,490	791,017
Intersil Corp.	108,550	1,297,288	87,810
Invesco Ltd.	154,157	5,831,193	(670,016)
Ionis Pharmaceuticals, Inc.	111,556	4,930,258	1,978,405

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ITT Corp.	225,406	$8,440,877	$(254,131)
Jabil Circuit, Inc.	525,561	10,526,376	1,713,940
Jack Henry & Associates, Inc.	5,886	416,598	42,863
Jack in the Box, Inc.	23,832	1,796,027	32,126
John Wiley & Sons, Inc.	55,024	2,827,952	(350,221)
Johnson Controls, Inc.	104,075	4,870,485	(760,564)
JPMorgan Chase & Co.	46,012	3,178,808	(140,635)
Juniper Networks, Inc.	259,097	7,886,716	(735,638)
KAR Auction Services, Inc.	50,912	1,948,118	(62,847)
Kate Spade & Co.	21,786	417,647	(30,510)
KBR, Inc.	455,890	8,270,961	(557,302)
KeyCorp.	277,793	4,078,571	(414,481)
Keysight Technologies, Inc.	83,542	2,624,939	(258,194)
Kimberly-Clark Corp.	79,406	8,945,051	1,163,333
Kirby Corp.	3,864	207,071	(3,747)
Kroger Co./The	120,895	4,710,069	346,969
L Brands, Inc.	40,792	3,395,205	513,484
L-3 Communications Holdings, Inc.	60,115	7,198,123	(13,779)
Lancaster Colony Corp.	3,729	386,425	44,126
Laredo Petroleum, Inc.	14,858	116,152	2,563
Lear Corp.	75,091	7,558,221	1,665,207
Leggett & Platt, Inc.	113,098	4,956,196	(203,818)
Leidos Holdings, Inc.	115,790	5,182,759	1,331,587
Lennox International, Inc.	9,742	1,166,362	50,414
Liberty Broadband Corp.	24,402	1,324,567	(59,079)
Liberty Interactive Corp. QVC Group	79,367	2,201,301	(32,995)
LifePoint Health, Inc.	18,124	1,369,096	(38,795)
Lincoln Electric Holdings, Inc.	78,537	4,590,934	(515,649)
Lincoln National Corp.	70,255	3,704,319	(173,303)
LinkedIn Corp.	1,544	375,586	(28,063)
Live Nation Entertainment, Inc.	133,458	3,480,076	(201,013)
Lockheed Martin Corp.	20,346	4,133,290	284,844
Lowe’s Cos., Inc.	164,671	11,106,301	1,415,282
Lumentum Holdings, Inc.	3,483	61,711	14,985
LyondellBasell Industries NV	160,777	15,397,329	(1,425,808)
M&T Bank Corp.	14,198	1,677,239	43,274
Macy’s, Inc.	214,358	12,797,880	(5,299,637)
Mallinckrodt PLC	166,624	14,218,992	(1,783,843)
Manhattan Associates, Inc.	36,144	2,365,377	26,272
ManpowerGroup, Inc.	90,070	8,049,142	(457,142)
Marathon Oil Corp.	362,085	6,880,666	(2,322,016)
Marathon Petroleum Corp.	477,006	26,348,842	(1,620,851)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Marvell Technology Group Ltd.	1,900,989	$20,263,800	$(3,497,077)
Masco Corp.	536,871	13,168,642	2,024,808
Maxim Integrated Products, Inc.	184,900	6,643,063	383,137
MAXIMUS, Inc.	2,938	178,988	(13,726)
McGraw Hill Financial, Inc.	66,114	6,640,228	(122,710)
McKesson Corp.	106,024	22,960,630	(2,049,517)
Medivation, Inc.	178,315	7,831,141	788,606
Mentor Graphics Corp.	31,450	571,756	7,553
Merck & Co., Inc.	80,910	4,734,662	(460,996)
MetLife, Inc.	95,353	4,975,304	(378,336)
Michaels Cos., Inc./The	43,692	1,074,915	(108,885)
Micron Technology, Inc.	155,985	2,720,774	(512,027)
Microsoft Corp.	108,792	5,179,414	856,366
Minerals Technologies, Inc.	39,770	2,116,068	(292,216)
Mohawk Industries, Inc.	69,613	13,651,000	(466,994)
Molina Healthcare, Inc.	18,222	1,144,552	(48,863)
Molson Coors Brewing Co.	32,867	2,882,996	203,872
Mondelez International, Inc.	305,126	12,952,392	729,457
Monster Beverage Corp.	39,365	5,670,528	193,282
Mosaic Co./The	177,454	5,746,060	(850,104)
MSCI, Inc.	25,768	1,599,587	259,059
MSG Networks, Inc.	76,319	1,590,369	(2,933)
Murphy Oil Corp.	175,886	4,900,893	(952,253)
Murphy USA, Inc.	100,676	5,637,772	477,288
Nabors Industries Ltd.	1,257,311	14,309,102	(3,609,385)
Nasdaq, Inc.	109,826	5,848,784	539,794
NCR Corp.	270,306	6,962,285	(350,600)
NetApp, Inc.	9,877	273,110	(11,073)
NeuStar, Inc.	13,593	348,916	(23,092)
New York Times Co./The	6,639	87,615	1,480
News Corp.	480,926	6,812,121	(386,949)
NIKE, Inc.	184,050	10,471,343	1,031,782
NiSource, Inc.	211,408	4,060,939	63,631
Nordstrom, Inc.	17,735	998,357	(114,977)
Northern Trust Corp.	2,779	207,233	(6,894)
Northrop Grumman Corp.	84,302	14,122,900	1,794,161
NorthStar Asset Management Group, Inc.	274,851	4,485,487	(1,148,796)
NOW, Inc.	15,344	254,305	(11,563)
Nucor Corp.	84,963	3,552,408	(128,400)
NVR, Inc.	686	1,115,090	12,008
Oil States International, Inc.	206,225	6,275,681	(656,050)
Old Dominion Freight Line, Inc.	14,281	975,206	(131,627)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Old Republic International Corp.	69,495	$1,202,329	$92,363
Omnicom Group, Inc.	57,444	4,131,609	214,604
ON Semiconductor Corp.	349,880	3,790,390	(361,566)
OPKO Health, Inc.	217,135	1,978,999	203,208
Orbital ATK, Inc.	118,646	8,790,372	1,809,462
Owens Corning	168,208	7,412,366	498,456
Owens-Illinois, Inc.	80,101	1,658,540	(263,181)
PACCAR, Inc.	55,329	3,310,271	(687,676)
Packaging Corp. of America	32,690	2,139,335	(78,230)
Parker-Hannifin Corp.	22,951	2,506,440	(280,652)
Patterson-UTI Energy, Inc.	23,770	367,514	(9,062)
PBF Energy, Inc.	78,280	2,580,804	300,683
People’s United Financial, Inc.	337,765	5,403,597	51,307
PepsiCo, Inc.	126,415	12,319,351	312,036
Pfizer, Inc.	395,737	13,912,431	(1,138,040)
PG&E Corp.	166,695	8,607,149	259,358
Phillips 66	60,233	5,054,023	(126,964)
Pilgrim’s Pride Corp.	277,965	5,766,384	373,863
Pinnacle Foods, Inc.	60,890	2,681,820	(96,431)
Pinnacle West Capital Corp.	168,577	10,357,732	512,113
Pitney Bowes, Inc.	57,264	1,174,575	7,927
Plantronics, Inc.	7,914	419,203	(43,921)
PNC Financial Services Group, Inc./The	133,404	12,918,088	(203,353)
PNM Resources, Inc.	103,219	2,751,063	404,342
Polycom, Inc.	301,262	3,400,528	392,361
PPG Industries, Inc.	73,373	7,934,131	(683,412)
ProAssurance Corp.	23,143	1,145,686	(22,557)
Procter & Gamble Co./The	101,124	8,078,485	(48,228)
Prudential Financial, Inc.	26,683	2,334,945	(162,682)
PTC, Inc.	46,595	1,706,289	(92,704)
Public Service Enterprise Group, Inc.	435,465	17,805,589	(957,448)
PulteGroup, Inc.	109,315	2,098,080	(150,087)
PVH Corp.	36,294	3,365,746	(692,693)
QEP Resources, Inc.	316,328	4,713,138	(474,342)
Quintiles Transnational Holdings, Inc.	54,187	3,708,879	11,600
Rackspace Hosting, Inc.	124,378	3,646,844	(497,593)
Raymond James Financial, Inc.	30,710	1,565,039	215,220
Raytheon Co.	53,619	5,904,576	772,598
Red Hat, Inc.	25,404	1,970,183	133,522
Regal Beloit Corp.	10,630	691,494	(69,426)
Regions Financial Corp.	73,110	745,825	(43,969)
Reinsurance Group of America, Inc.	60,342	5,784,503	(622,245)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Reliance Steel & Aluminum Co.	108,599	$6,328,072	$(39,103)
Republic Services, Inc.	138,939	5,737,689	374,237
Robert Half International, Inc.	38,761	2,028,715	(201,522)
Rockwell Automation, Inc.	52,369	5,652,649	(279,066)
Ross Stores, Inc.	93,861	4,943,628	107,032
Rowan Cos. PLC	294,253	5,757,119	(769,531)
RPC, Inc.	48,716	598,224	(16,068)
Ryder System, Inc.	25,521	2,294,865	(844,506)
Sabre Corp.	68,799	1,973,577	(49,269)
Scotts Miracle-Gro Co./The	4,420	292,874	(7,739)
Sealed Air Corp.	1,957	88,903	(1,621)
Sears Holdings Corp.	18,059	415,257	(43,964)
SEI Investments Co.	126,567	6,306,290	325,821
Sempra Energy	28,840	2,891,288	(180,040)
Sensient Technologies Corp.	20,704	1,339,752	(39,126)
Service Corp. International	38,831	1,086,801	(76,418)
ServiceMaster Global Holdings, Inc.	8,148	287,687	32,040
Sherwin-Williams Co./The	8,170	2,231,760	(110,828)
Signature Bank	28,291	4,042,399	296,592
Signet Jewelers Ltd.	15,098	2,057,385	(189,913)
Skechers U.S.A., Inc.	210,311	7,461,066	(1,107,571)
Snap-on, Inc.	24,932	4,003,815	270,278
Sonoco Products Co.	14,451	591,639	(1,026)
Spirit AeroSystems Holdings, Inc.	289,982	15,417,981	(898,583)
Spirit Airlines, Inc.	12,795	494,204	15,677
Sprint Corp.	74,889	275,962	(4,864)
SPX Corp.	116,035	1,460,457	(377,851)
SPX FLOW, Inc.	9,852	470,357	(195,388)
SS&C Technologies Holdings, Inc.	35,311	2,507,534	(96,852)
St Jude Medical, Inc.	83,579	5,497,524	(334,849)
Stanley Black & Decker, Inc.	7,532	768,587	35,303
Staples, Inc.	643,386	9,203,787	(3,110,921)
Starbucks Corp.	63,384	3,576,638	228,304
Starwood Hotels & Resorts Worldwide, Inc.	147,523	11,213,012	(992,619)
Steel Dynamics, Inc.	435,808	8,370,486	(582,597)
Stifel Financial Corp.	50,232	2,304,324	(176,496)
Stryker Corp.	37,016	3,626,034	(185,767)
SunTrust Banks, Inc.	134,670	5,836,088	(66,825)
Superior Energy Services, Inc.	576,219	10,448,376	(2,686,707)
SUPERVALU, Inc.	833,343	6,184,700	(534,635)
SVB Financial Group	21,525	2,622,678	(63,355)
Synopsys, Inc.	80,605	4,058,768	(382,374)
Sysco Corp.	39,661	1,538,078	88,023

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Talen Energy Corp.	99,598	$1,033,126	$(412,630)
Targa Resources Corp.	52,394	2,327,744	(909,962)
Target Corp.	127,088	10,152,691	(924,831)
TCF Financial Corp.	86,192	1,320,194	(103,163)
Tech Data Corp.	109,195	6,999,506	248,858
TEGNA, Inc.	105,735	3,060,242	(361,884)
Teleflex, Inc.	36,315	4,813,996	(40,389)
Telephone & Data Systems, Inc.	88,533	2,502,425	(210,305)
Teradyne, Inc.	311,080	5,954,895	475,128
TerraForm Power, Inc.	74,623	870,260	68,498
Tesoro Corp.	13,193	1,418,947	(28,800)
Textron, Inc.	36,096	1,560,439	(44,046)
Thermo Fisher Scientific, Inc.	37,928	5,182,953	197,133
Thomson Reuters Corp.	19,442	775,392	(39,513)
Thor Industries, Inc.	8,020	442,626	7,697
Time, Inc.	67,340	1,293,009	(237,791)
Timken Co./The	175,135	5,768,053	(760,944)
TJX Cos., Inc./The	129,943	8,907,883	306,375
Toll Brothers, Inc.	216,247	7,976,505	(775,480)
TopBuild Corp.	40,104	1,175,745	58,255
Torchmark Corp.	40,872	2,398,324	(62,081)
Toro Co./The	9,646	651,715	53,119
Total System Services, Inc.	74,517	3,481,037	229,910
Travelers Cos., Inc./The	113,342	11,701,264	1,090,514
Trinity Industries, Inc.	8,922	222,468	(8,161)
Trustmark Corp.	17,704	421,242	(13,342)
Tyco International PLC	125,456	4,765,467	(764,675)
Tyler Technologies, Inc.	14,608	2,136,670	409,797
UGI Corp.	72,204	2,576,580	(138,973)
Ulta Salon Cosmetics & Fragrance, Inc.	8,115	1,353,709	147,566
United Continental Holdings, Inc.	292,140	16,113,413	626,209
United States Steel Corp.	134,867	1,087,551	(11,312)
United Therapeutics Corp.	51,966	8,077,709	60,686
UnitedHealth Group, Inc.	77,043	9,364,635	(301,297)
Universal Health Services, Inc.	91,001	12,330,927	(1,457,218)
Unum Group	209,672	7,517,290	(537,309)
US Bancorp	128,673	5,804,464	(313,987)
Valero Energy Corp.	221,953	14,719,923	974,374
Validus Holdings Ltd.	99,081	4,462,836	123,624
Valmont Industries, Inc.	5,625	629,257	(32,894)
VCA, Inc.	23,821	1,314,220	(4,065)
Vectren Corp.	22,663	925,649	35,716
VeriFone Systems, Inc.	15,427	449,954	(17,689)
Verizon Communications, Inc.	17,432	818,781	(13,074)
VF Corp.	47,636	3,528,093	(562,752)
Viacom, Inc.	13,269	572,133	(25,981)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Viavi Solutions, Inc.	153,713	$891,560	$44,552
Vista Outdoor, Inc.	4,424	200,426	(3,514)
Visteon Corp.	47,835	5,261,985	215,122
VMware, Inc.	2,886	164,459	(1,198)
Voya Financial, Inc.	118,141	5,015,669	(655,084)
VWR Corp.	430	11,411	762
WABCO Holdings, Inc.	37,602	4,491,167	(645,987)
Wal-Mart Stores, Inc.	190,273	12,439,497	(775,762)
Waste Management, Inc.	333,194	16,872,740	909,824
Watsco, Inc.	5,043	628,025	(37,338)
Wells Fargo & Co.	264,931	15,060,163	(658,514)
Werner Enterprises, Inc.	46,019	1,210,387	(134,003)
WESCO International, Inc.	26,347	1,262,837	(112,000)
Western Digital Corp.	114,550	8,361,304	(1,482,576)
Western Refining, Inc.	84,389	3,841,837	(835,901)
Westlake Chemical Corp.	84,432	5,004,604	(418,258)
WGL Holdings, Inc.	32,042	1,796,240	222,086
Whirlpool Corp.	124,630	20,424,229	(2,119,821)
White Mountains Insurance Group Ltd.	840	666,986	(56,465)
Worthington Industries, Inc.	79,721	2,265,693	137,098
WPX Energy, Inc.	433,178	3,991,538	(1,505,097)
WW Grainger, Inc.	8,657	1,924,317	(170,495)
Wyndham Worldwide Corp.	17,799	1,347,984	(54,887)
Xerox Corp.	812,465	8,540,874	95,629
Xilinx, Inc.	187,584	8,400,136	410,685
Xylem, Inc.	38,536	1,338,228	68,336
Yelp, Inc.	72,202	1,698,135	381,283
Yum! Brands, Inc.	213,285	16,399,758	(819,289)
Zoetis, Inc.	364,005	17,427,512	15,607
Zynga, Inc.	1,797,650	4,444,881	372,821

			(104,276,927)

Total of Long Equity Positions			(104,561,851)

Short Positions

Common Stocks
Canada
lululemon athletica, Inc.	(174,428)	(10,248,906)	1,096,669

Ireland
Endo International PLC	(86,176)	(6,732,350)	1,456,656
Jazz Pharmaceuticals PLC	(49,797)	(8,983,522)	1,984,055
Medtronic PLC	(67,993)	(4,755,202)	(474,820)
Perrigo Co. PLC	(7,807)	(1,162,307)	32,634

			2,998,525

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Netherlands
Core Laboratories NV	(69,167)	$(7,170,931)	$(350,288)
Frank’s International NV	(25,460)	(427,645)	2,717
QIAGEN NV	(78,202)	(2,062,832)	(99,454)
Sensata Technologies Holding NV	(320,324)	(15,539,310)	785,187

			338,162

Norway
Golar LNG Ltd.	(250,881)	(9,632,665)	5,671,254

Panama
Copa Holdings SA	(21,504)	(1,515,798)	478,015

Singapore
Avago Technologies Ltd.	(72,550)	(8,964,456)	(1,566,176)

Sweden
Autoliv, Inc.	(4,312)	(523,409)	(14,599)

Switzerland
ACE Ltd.	(22,212)	(2,426,027)	(169,445)
Garmin Ltd.	(63,350)	(2,496,009)	141,290
Weatherford International PLC	(361,408)	(3,603,393)	571,180

			543,025

United Kingdom
Aon PLC	(70,864)	(6,484,047)	(50,322)
Ensco PLC	(137,493)	(2,443,332)	327,315
Pentair PLC	(110,622)	(6,253,759)	774,652
STERIS PLC	(82,261)	(5,985,639)	(211,905)

			839,740

United States
3D Systems Corp.	(30,704)	(315,953)	49,136
Abercrombie & Fitch Co.	(121,416)	(2,533,496)	(744,736)
Acadia Healthcare Co., Inc.	(97,972)	(6,787,240)	667,909
ACI Worldwide, Inc.	(131,063)	(3,115,040)	310,292
Activision Blizzard, Inc.	(14,399)	(499,293)	(58,093)
Acxiom Corp.	(8,368)	(187,063)	12,005
ADT Corp./The	(390,715)	(12,751,160)	(134,620)
ADTRAN, Inc.	(43,630)	(714,223)	(37,086)
AECOM	(3,635)	(106,741)	(2,418)
AES Corp.	(75,477)	(774,708)	52,393
Agios Pharmaceuticals, Inc.	(39,919)	(3,166,886)	575,344
Air Lease Corp.	(15,902)	(542,538)	10,139
Akorn, Inc.	(422,149)	(15,705,503)	(44,876)
Albemarle Corp.	(377,637)	(18,642,265)	(2,509,184)
Alcoa, Inc.	(318,857)	(2,940,191)	(206,928)
Alere, Inc.	(11,955)	(495,900)	28,579
Alexion Pharmaceuticals, Inc.	(143,926)	(25,614,816)	(1,839,069)
Align Technology, Inc.	(164,003)	(10,292,226)	(507,371)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Allegheny Technologies, Inc.	(98,084)	$(2,122,064)	$1,018,619
Alliance Data Systems Corp.	(77,726)	(22,706,303)	1,209,623
Allscripts Healthcare Solutions, Inc.	(75,620)	(1,117,094)	(45,941)
Ally Financial, Inc.	(251,503)	(5,245,408)	557,392
AMC Networks, Inc.	(34,488)	(2,886,726)	311,162
American Airlines Group, Inc.	(79,707)	(3,522,748)	147,157
American Express Co.	(88,333)	(6,874,290)	730,729
AMETEK, Inc.	(60,776)	(3,334,095)	77,109
Amphenol Corp.	(174,170)	(9,205,988)	109,089
AmTrust Financial Services, Inc.	(10,266)	(639,613)	7,433
Apache Corp.	(53,392)	(2,473,866)	99,524
Apple, Inc.	(7,060)	(792,349)	49,214
Arch Capital Group Ltd.	(33,727)	(2,353,708)	1,250
Arista Networks, Inc.	(53,477)	(3,754,812)	(407,838)
Armstrong World Industries, Inc.	(4,204)	(221,146)	28,897
ARRIS Group, Inc.	(267,817)	(7,822,085)	(365,080)
Artisan Partners Asset Management, Inc.	(7,376)	(281,519)	15,540
Assured Guaranty Ltd.	(38,599)	(960,796)	(59,375)
AT&T, Inc.	(140,290)	(4,797,669)	(29,710)
athenahealth, Inc.	(27,603)	(3,200,568)	(1,242,687)
Atwood Oceanics, Inc.	(97,241)	(2,070,345)	1,075,570
Autodesk, Inc.	(58,917)	(3,133,189)	(456,624)
Automatic Data Processing, Inc.	(3,413)	(299,012)	9,862
AutoZone, Inc.	(7,344)	(5,008,604)	(439,983)
Avis Budget Group, Inc.	(257,850)	(11,158,501)	1,801,124
Avon Products, Inc.	(220,979)	(829,481)	(65,484)
B/E Aerospace, Inc.	(241,336)	(12,462,689)	2,237,283
Ball Corp.	(3,925)	(269,952)	(15,513)
BancorpSouth, Inc.	(70,721)	(1,835,161)	138,564
Bank of Hawaii Corp.	(11,087)	(746,044)	48,672
Bank of the Ozarks, Inc.	(22,532)	(1,167,774)	53,341
BankUnited, Inc.	(27,295)	(1,000,089)	15,831
BB&T Corp.	(9,755)	(376,489)	7,653
Becton Dickinson and Co.	(40,361)	(5,539,567)	(679,659)
Bed Bath & Beyond, Inc.	(55,224)	(3,638,738)	974,180
Belden, Inc.	(31,439)	(2,086,607)	587,595
Bio-Techne Corp.	(67,940)	(6,701,807)	587,207
Black Hills Corp.	(30,629)	(1,265,164)	(156,941)
Black Knight Financial Services, Inc.	(30,927)	(1,055,088)	32,641
BlackRock, Inc.	(10,458)	(3,265,491)	(295,667)
Bluebird Bio, Inc.	(44,528)	(4,369,267)	1,509,679
BorgWarner, Inc.	(369,196)	(17,478,160)	1,517,816
Boston Beer Co., Inc./The	(15,422)	(3,398,640)	284,784

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Bristol-Myers Squibb Co.	(10,162)	$(676,801)	$(22,243)
Brookdale Senior Living, Inc.	(295,991)	(9,285,273)	3,821,279
Brown-Forman Corp.	(95,727)	(9,735,004)	231,227
Bruker Corp.	(47,634)	(990,275)	(165,802)
Brunswick Corp.	(615)	(32,626)	1,562
Buffalo Wild Wings, Inc.	(18,928)	(3,290,884)	269,029
Cabela’s, Inc.	(436,199)	(20,135,502)	(248,077)
Cadence Design Systems, Inc.	(316,038)	(6,257,552)	(319,198)
CalAtlantic Group, Inc.	(97,469)	(3,824,391)	128,367
Calpine Corp.	(303,083)	(4,733,498)	347,887
Campbell Soup Co.	(86,766)	(4,117,914)	(441,639)
CarMax, Inc.	(295,629)	(19,268,663)	3,313,566
Carpenter Technology Corp.	(82,275)	(3,060,062)	569,598
Caterpillar, Inc.	(17,463)	(1,266,534)	79,748
Cathay General Bancorp	(6,591)	(208,189)	1,693
CBOE Holdings, Inc.	(9,984)	(688,929)	40,967
CBS Corp.	(131,733)	(5,652,986)	(555,590)
Celanese Corp.	(57,428)	(3,767,336)	(99,291)
Celgene Corp.	(28,541)	(3,308,953)	(109,117)
Centene Corp.	(1,066)	(63,239)	(6,914)
Cerner Corp.	(82,415)	(5,152,193)	193,283
CH Robinson Worldwide, Inc.	(47,413)	(3,100,336)	159,782
Charles Schwab Corp./The	(170,847)	(5,935,338)	309,347
Chemours Co./The	(6,671)	(45,768)	10,012
Cheniere Energy, Inc.	(346,488)	(21,718,150)	8,811,472
Chevron Corp.	(32,760)	(2,838,518)	(108,572)
Chipotle Mexican Grill, Inc.	(20,791)	(14,613,603)	4,637,041
Church & Dwight Co., Inc.	(15,109)	(1,282,466)	15
Ciena Corp.	(466,572)	(11,893,394)	2,240,019
Cimarex Energy Co.	(61,832)	(6,814,545)	1,288,001
Cincinnati Financial Corp.	(82,692)	(4,613,132)	(279,754)
CIT Group, Inc.	(201,735)	(8,856,863)	847,984
CLARCOR, Inc.	(1,104)	(66,163)	11,316
Clean Harbors, Inc.	(6,722)	(339,327)	59,355
Clorox Co./The	(1,634)	(207,226)	(15)
CME Group, Inc.	(85,782)	(8,342,332)	570,483
CMS Energy Corp.	(66,762)	(2,266,521)	(142,252)
CNO Financial Group, Inc.	(34,260)	(665,910)	11,887
Coach, Inc.	(165,267)	(5,181,069)	(228,120)
Cobalt International Energy, Inc.	(100,828)	(793,528)	249,057
Coca-Cola Co./The	(90,124)	(3,689,897)	(181,830)
Cognex Corp.	(29,782)	(1,354,672)	348,933
Cognizant Technology Solutions Corp.	(62,159)	(4,131,853)	401,070

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Colfax Corp.	(158,715)	$(6,389,131)	$2,683,136
Colgate-Palmolive Co.	(103,427)	(6,823,232)	(67,074)
Commerce Bancshares, Inc.	(28,077)	(1,270,725)	76,329
CommScope Holding Co., Inc.	(44,234)	(1,239,260)	94,041
CommVault Systems, Inc.	(58,001)	(2,253,161)	(29,178)
Compass Minerals International, Inc.	(38,623)	(3,181,049)	273,896
Concho Resources, Inc.	(81,354)	(8,496,425)	941,893
CONSOL Energy, Inc.	(760,119)	(12,008,036)	6,003,096
Cooper Cos., Inc./The	(22,461)	(3,593,490)	579,224
Copart, Inc.	(2,137)	(83,872)	2,644
Corning, Inc.	(40,244)	(757,762)	22,102
CoStar Group, Inc.	(28,821)	(6,230,003)	272,990
Covanta Holding Corp.	(176,022)	(3,312,892)	586,312
Cree, Inc.	(83,931)	(2,074,774)	(163,665)
CST Brands, Inc.	(4,571)	(170,962)	(7,947)
Cullen/Frost Bankers, Inc.	(84,584)	(5,897,578)	822,538
CVR Energy, Inc.	(39,619)	(1,604,152)	45,145
Cypress Semiconductor Corp	(1,061,988)	(11,275,526)	857,424
Dana Holding Corp.	(43,317)	(820,447)	222,672
Danaher Corp.	(33,580)	(3,020,885)	(98,025)
DaVita HealthCare Partners, Inc.	(92,272)	(6,875,073)	442,792
Deere & Co.	(24,326)	(1,930,300)	74,956
Denbury Resources, Inc.	(98,076)	(321,264)	123,151
DeVry Education Group, Inc.	(61,864)	(1,553,821)	(11,957)
DexCom, Inc.	(14,805)	(1,266,227)	53,698
Diamond Offshore Drilling, Inc.	(55,525)	(1,087,346)	(84,231)
Diebold, Inc.	(108,143)	(3,647,441)	393,418
Discovery Communications, Inc.	(526,455)	(16,239,456)	2,193,637
Dolby Laboratories, Inc.	(99,682)	(3,428,273)	73,974
Dollar Tree, Inc.	(148,741)	(10,556,713)	(929,067)
Dominion Resources, Inc.	(258,486)	(17,778,732)	294,739
Donaldson Co., Inc.	(124,058)	(3,815,298)	259,796
Dover Corp.	(914)	(58,811)	2,774
DreamWorks Animation SKG, Inc.	(104,092)	(2,662,673)	(19,777)
Dril-Quip, Inc.	(24,366)	(1,532,594)	89,396
DSW, Inc.	(36,001)	(829,899)	(29,085)
Duke Energy Corp.	(62,273)	(4,405,236)	(40,434)
Dun & Bradstreet Corp./The	(5,151)	(624,247)	88,904
Dunkin’ Brands Group, Inc.	(277,209)	(13,743,466)	1,937,134
E*TRADE Financial Corp.	(255,859)	(7,598,944)	15,283

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Eastman Chemical Co.	(46,436)	$(3,552,675)	$417,780
Eaton Vance Corp.	(45,322)	(1,600,870)	131,078
Ecolab, Inc.	(101,239)	(11,487,556)	(92,161)
EI du Pont de Nemours & Co.	(18,306)	(998,477)	(220,702)
Envision Healthcare Holdings Inc	(183,698)	(6,963,184)	2,192,547
EOG Resources, Inc.	(383)	(32,862)	5,749
Esterline Technologies Corp.	(30,460)	(2,513,370)	46,110
Eversource Energy	(62,692)	(3,028,935)	(172,745)
Expeditors International of Washington, Inc.	(86,783)	(4,072,077)	158,163
Express Scripts Holding Co.	(374)	(34,939)	2,248
Exxon Mobil Corp.	(118,407)	(9,393,517)	163,691
F5 Networks, Inc.	(4,564)	(539,784)	97,259
Facebook, Inc.	(17,885)	(1,627,989)	(243,855)
FactSet Research Systems, Inc.	(9,576)	(1,580,232)	23,461
Fastenal Co.	(26,976)	(1,117,885)	16,725
Federated Investors, Inc.	(134,979)	(4,347,115)	479,967
FedEx Corp.	(1,737)	(275,681)	16,885
FEI Co.	(65,358)	(5,203,200)	(11,714)
First American Financial Corp.	(38,625)	(1,502,031)	115,394
First Horizon National Corp.	(498,423)	(7,924,744)	687,642
First Republic Bank	(61,328)	(3,885,849)	(165,478)
FirstMerit Corp.	(34,289)	(704,296)	64,806
FleetCor Technologies, Inc.	(64,829)	(9,484,443)	218,434
FLIR Systems, Inc.	(51,264)	(1,485,191)	46,210
Flowers Foods, Inc.	(48,961)	(1,024,264)	(27,908)
Flowserve Corp.	(168,664)	(7,782,145)	684,764
Fluor Corp.	(22,208)	(1,034,513)	(14,149)
FMC Corp.	(305,533)	(13,480,172)	1,524,665
FNF Group	(24,638)	(911,812)	57,613
Ford Motor Co.	(482,375)	(6,863,075)	66,411
Fortune Brands Home & Security, Inc.	(23,602)	(1,056,867)	(253,044)
Fossil Group, Inc.	(92,710)	(6,292,767)	2,903,289
Franklin Resources, Inc.	(218,202)	(9,378,452)	1,344,254
Freeport-McMoRan, Inc.	(1,109,462)	(14,949,017)	7,437,959
Frontier Communications Corp.	(815,642)	(4,068,662)	259,614
FTI Consulting, Inc.	(89,688)	(3,744,260)	635,674
Gap, Inc./The	(73,481)	(1,960,680)	145,699
GATX Corp.	(39,645)	(2,100,789)	413,894
General Electric Co.	(117,833)	(3,539,856)	(130,641)
General Mills, Inc.	(39,667)	(2,269,349)	(17,850)
Genesee & Wyoming, Inc.	(85,977)	(6,005,400)	1,389,295

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Gentex Corp.	(345,411)	$(5,610,170)	$80,139
Genworth Financial, Inc.	(788,765)	(4,154,957)	1,212,863
Global Payments, Inc.	(28,061)	(1,575,198)	(235,017)
Graco, Inc.	(55,381)	(3,884,365)	(106,944)
Granite Construction, Inc.	(334)	(13,315)	(1,017)
Greif, Inc.	(20,305)	(694,436)	68,839
Hain Celestial Group, Inc./The	(138,049)	(8,259,751)	2,683,952
Halliburton Co.	(43,247)	(1,801,931)	329,803
Halyard Health, Inc.	(78,104)	(2,531,338)	(78,117)
Hancock Holding Co.	(106,146)	(3,027,728)	356,033
Hanesbrands, Inc.	(126,627)	(3,710,864)	(15,769)
Harley-Davidson, Inc.	(35,093)	(1,999,965)	407,094
Harris Corp.	(63,110)	(4,841,200)	(643,059)
Helmerich & Payne, Inc.	(85,650)	(5,064,600)	478,042
Henry Schein, Inc.	(12,354)	(1,821,350)	(132,929)
Hershey Co./The	(51,774)	(4,699,368)	77,503
Hexcel Corp.	(222,508)	(10,795,833)	460,336
HMS Holdings Corp.	(56,530)	(661,401)	(36,179)
Honeywell International, Inc.	(19,895)	(1,972,407)	(88,118)
HSN, Inc.	(184)	(11,409)	2,086
Huntsman Corp.	(47,926)	(947,839)	402,920
IDEXX Laboratories, Inc.	(216,426)	(14,979,481)	(802,303)
IHS, Inc.	(3,758)	(443,860)	(1,200)
Illumina, Inc.	(161,084)	(31,835,086)	915,818
Incyte Corp.	(32,833)	(3,742,188)	181,449
Intel Corp.	(139,659)	(4,504,205)	(307,047)
Intercontinental Exchange, Inc.	(739)	(188,238)	(1,138)
InterDigital, Inc.	(60,987)	(3,473,820)	483,017
International Business Machines Corp.	(40,871)	(6,344,767)	720,100
International Flavors & Fragrances, Inc.	(9,163)	(1,082,578)	(13,683)
Intrexon Corp.	(15,931)	(561,235)	80,915
Intuit, Inc.	(28)	(2,740)	38
Intuitive Surgical, Inc.	(13,040)	(6,586,430)	(535,497)
IPG Photonics Corp.	(105,207)	(8,540,313)	(839,943)
ITC Holdings Corp.	(248,904)	(8,227,576)	(1,541,906)
Itron, Inc.	(1,895)	(67,471)	(1,090)
Jacobs Engineering Group, Inc.	(17,830)	(794,436)	46,467
Janus Capital Group, Inc.	(14,252)	(245,134)	44,324
Jarden Corp.	(41,204)	(1,972,489)	(381,083)
JB Hunt Transport Services, Inc.	(85,967)	(7,247,878)	941,339
JC Penney Co., Inc.	(103,082)	(1,012,327)	325,801
JetBlue Airways Corp.	(105,795)	(2,460,174)	63,917
JM Smucker Co./The	(40,118)	(4,337,352)	(610,802)
Johnson & Johnson	(79,210)	(7,547,997)	(588,454)
Joy Global, Inc.	(302,952)	(7,308,818)	3,488,593

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Kansas City Southern	(188,343)	$(17,879,405)	$3,815,834
KB Home	(64,419)	(1,032,408)	238,122
Kellogg Co.	(768)	(49,167)	(6,336)
Kennametal, Inc.	(55,044)	(1,778,472)	721,627
Keurig Green Mountain, Inc.	(224,132)	(14,163,383)	(6,004,014)
Kinder Morgan, Inc.	(539,999)	(16,986,170)	8,929,385
KLX, Inc.	(96,879)	(3,750,432)	767,527
Knowles Corp.	(65,772)	(1,160,499)	283,758
Kohl’s Corp.	(142,354)	(7,917,438)	1,137,116
Kosmos Energy Ltd.	(63,343)	(424,662)	95,278
Laboratory Corp. of America Holdings	(65,620)	(7,988,127)	(125,130)
Lam Research Corp.	(14,687)	(1,135,405)	(31,036)
Landstar System, Inc.	(35,057)	(2,374,197)	318,104
Las Vegas Sands Corp.	(239,705)	(12,553,625)	2,044,958
Legg Mason, Inc.	(52,941)	(2,467,294)	390,418
Lennar Corp.	(238,803)	(12,399,379)	719,524
Leucadia National Corp.	(46,669)	(918,343)	106,769
Level 3 Communications, Inc.	(80,004)	(3,828,045)	(520,972)
Lexmark International, Inc.	(14,287)	(466,436)	2,823
Linear Technology Corp.	(98,228)	(4,219,690)	47,946
Lions Gate Entertainment Corp.	(301,659)	(11,321,956)	1,551,221
Loews Corp.	(27,574)	(1,013,689)	(45,152)
LPL Financial Holdings, Inc.	(41,483)	(1,908,612)	139,363
Manitowoc Co., Inc./The	(30,120)	(532,842)	70,500
Markel Corp.	(378)	(330,104)	(3,803)
Marriott International, Inc.	(110,889)	(8,284,894)	850,895
Marsh & McLennan Cos., Inc.	(295,196)	(16,291,672)	(76,946)
MasterCard, Inc.	(103,950)	(10,008,857)	(111,715)
Mattel, Inc.	(461,567)	(10,763,373)	(1,777,403)
McCormick & Co., Inc.	(40,830)	(3,304,235)	(189,180)
McDonald’s Corp.	(832)	(84,839)	(13,453)
MDC Holdings, Inc.	(107,630)	(3,179,743)	431,949
MDU Resources Group, Inc.	(44,053)	(766,674)	(40,377)
Mead Johnson Nutrition Co.	(68,203)	(5,515,144)	130,518
MEDNAX, Inc.	(102,842)	(7,999,051)	629,393
Memorial Resource Development Corp.	(88,287)	(1,651,038)	225,203
Mercury General Corp.	(6,237)	(348,156)	57,698
Mettler-Toledo International, Inc.	(16,365)	(5,191,027)	(358,836)
MGM Resorts International	(249,298)	(5,030,501)	(633,550)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Microchip Technology, Inc.	(104,623)	$(4,612,633)	$(256,521)
Middleby Corp./The	(40,570)	(4,646,150)	269,864
Monsanto Co.	(72,697)	(7,149,627)	(12,481)
Moody’s Corp.	(38,614)	(4,037,872)	163,343
Motorola Solutions, Inc.	(3,978)	(279,281)	6,987
MSC Industrial Direct Co., Inc.	(83,866)	(5,825,780)	1,106,641
Mylan NV	(307,042)	(14,416,983)	(2,184,778)
National Fuel Gas Co.	(31,110)	(1,698,386)	368,433
National Instruments Corp.	(49,433)	(1,431,314)	13,081
National Oilwell Varco, Inc.	(224,066)	(8,885,541)	1,381,571
Navient Corp.	(268,391)	(3,378,770)	305,693
Netflix, Inc.	(65,166)	(7,208,573)	(245,114)
NetScout Systems, Inc.	(20,136)	(692,728)	74,553
NetSuite, Inc.	(189,243)	(17,198,172)	1,184,430
Newell Rubbermaid, Inc.	(84,864)	(3,648,784)	(92,021)
Newfield Exploration Co.	(48,530)	(1,847,093)	266,956
NewMarket Corp.	(3,011)	(1,343,997)	197,619
NextEra Energy, Inc.	(50)	(4,973)	(222)
Nielsen Holdings PLC	(191,365)	(8,758,530)	(159,079)
Noble Energy, Inc.	(107,675)	(3,994,742)	449,005
Nordson Corp.	(61,039)	(4,313,984)	398,332
Norfolk Southern Corp.	(33,073)	(2,640,252)	(157,393)
Norwegian Cruise Line Holdings Ltd.	(6,343)	(368,381)	(3,319)
NRG Energy, Inc.	(271,940)	(3,344,526)	143,793
Nu Skin Enterprises, Inc.	(45,397)	(1,816,432)	96,339
Nuance Communications, Inc.	(53,427)	(902,916)	(159,747)
NVIDIA Corp.	(77,394)	(1,531,629)	(1,019,278)
Occidental Petroleum Corp.	(5,027)	(375,110)	35,235
Oceaneering International, Inc.	(28,407)	(1,216,138)	150,308
OGE Energy Corp.	(156,131)	(4,315,880)	211,196
Olin Corp.	(29,375)	(562,270)	55,257
ONE Gas, Inc.	(17,118)	(769,052)	(89,758)
ONEOK, Inc.	(265,863)	(9,612,903)	3,056,721
Oracle Corp.	(136,925)	(5,179,200)	177,330
O’Reilly Automotive, Inc.	(12,800)	(3,178,729)	(65,047)
Oshkosh Corp.	(77,170)	(3,171,269)	158,552
Owens & Minor, Inc.	(106,384)	(3,676,933)	(150,764)
PacWest Bancorp	(28,330)	(1,324,227)	103,204
Palo Alto Networks, Inc.	(7,633)	(1,466,070)	121,594
Pandora Media, Inc.	(115,974)	(2,159,696)	604,484
Panera Bread Co.	(12,205)	(2,214,475)	(162,815)
PAREXEL International Corp.	(23,324)	(1,514,017)	(74,814)
Patterson Cos., Inc.	(14,074)	(641,897)	5,612

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Paychex, Inc.	(59,250)	$(2,927,072)	$(206,661)
PayPal Holdings, Inc.	(3,261)	(115,757)	(2,291)
Penske Automotive Group, Inc.	(6,564)	(336,113)	58,193
PerkinElmer, Inc.	(18,718)	(971,496)	(31,227)
Platform Specialty Products Corp.	(659,970)	(9,145,351)	677,936
Polaris Industries, Inc.	(15,131)	(1,800,951)	500,441
PolyOne Corp.	(11,506)	(408,218)	42,788
Post Holdings, Inc.	(197,283)	(10,525,048)	(1,647,313)
PPL Corp.	(220,421)	(7,329,992)	(192,977)
Praxair, Inc.	(43,113)	(4,855,757)	440,986
Premier, Inc.	(12,526)	(428,227)	(13,565)
Priceline Group, Inc./The	(2,921)	(3,716,898)	(7,231)
Primerica, Inc.	(1,654)	(75,301)	(2,818)
Principal Financial Group, Inc.	(193,176)	(9,820,453)	1,131,396
Progressive Corp./The	(105,333)	(3,214,763)	(134,826)
Prosperity Bancshares, Inc.	(39,567)	(2,160,484)	266,807
Qorvo, Inc.	(104,427)	(5,612,647)	297,313
QUALCOMM, Inc.	(330,870)	(21,298,509)	4,759,972
Quanta Services, Inc.	(69,400)	(1,784,746)	379,396
Quest Diagnostics, Inc.	(73,837)	(5,322,909)	70,145
Questar Corp.	(58,793)	(1,116,458)	(28,830)
Ralph Lauren Corp.	(12,813)	(1,527,585)	99,192
Range Resources Corp.	(410,430)	(16,087,224)	5,986,542
Regal Entertainment Group	(72,058)	(1,397,937)	38,203
Regeneron Pharmaceuticals, Inc.	(35,366)	(18,884,930)	(314,211)
RenaissanceRe Holdings Ltd.	(11,489)	(1,227,179)	(73,261)
Rent-A-Center, Inc.	(211,410)	(5,518,171)	2,353,363
ResMed, Inc.	(93,993)	(5,107,169)	60,685
Rice Energy, Inc.	(268,779)	(5,033,739)	2,104,047
Rockwell Collins, Inc.	(111,548)	(9,839,481)	(456,400)
Rollins, Inc.	(1,608)	(44,146)	2,499
Roper Technologies, Inc.	(22,503)	(3,889,605)	(381,240)
Rovi Corp.	(162,283)	(1,714,266)	(989,369)
Royal Caribbean Cruises Ltd.	(54,339)	(5,298,377)	(201,273)
RPM International, Inc.	(6,225)	(282,217)	7,944
RR Donnelley & Sons Co.	(43,653)	(746,027)	103,455
salesforce.com, Inc.	(100,336)	(7,407,807)	(458,536)
Sally Beauty Holdings, Inc.	(109,754)	(2,960,411)	(100,628)
Santander Consumer USA Holdings, Inc.	(67,523)	(1,335,479)	265,239
SBA Communications Corp.	(77,277)	(8,839,930)	720,436
SCANA Corp.	(56,722)	(3,007,321)	(423,793)
Schlumberger Ltd.	(74,899)	(5,982,962)	758,756

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Scripps Networks Interactive, Inc.	(190,928)	$(11,329,697)	$788,562
Seagate Technology PLC	(58,983)	(2,756,355)	594,038
Seattle Genetics, Inc.	(160,735)	(7,838,857)	625,070
Semtech Corp.	(78,549)	(1,340,598)	(145,549)
ServiceNow, Inc.	(95,140)	(7,649,006)	(586,313)
Silgan Holdings, Inc.	(13,935)	(735,070)	(13,518)
Silicon Laboratories, Inc.	(32,594)	(1,612,101)	29,988
Sirius XM Holdings, Inc.	(4,534,245)	(17,664,058)	(790,319)
Six Flags Entertainment Corp.	(146,320)	(6,882,995)	(1,155,826)
Skyworks Solutions, Inc.	(22,138)	(1,868,928)	168,065
SLM Corp.	(32,014)	(222,503)	13,772
SM Energy Co.	(42,399)	(1,430,022)	596,457
SolarWinds, Inc.	(4,902)	(220,487)	(68,241)
Sotheby’s	(314,205)	(12,646,642)	4,552,721
Southern Co./The	(391,497)	(17,076,479)	(1,241,666)
Southwest Airlines Co.	(36,503)	(1,747,322)	175,503
Southwestern Energy Co.	(763,570)	(14,326,940)	8,897,957
Spectra Energy Corp.	(446,005)	(13,107,383)	2,430,024
Spectrum Brands Holdings, Inc.	(26,218)	(2,586,181)	(82,811)
Splunk, Inc.	(247,123)	(16,405,445)	1,872,142
Sprouts Farmers Market, Inc.	(558,730)	(13,043,282)	(1,813,349)
State Street Corp.	(19,899)	(1,395,429)	74,932
Stericycle, Inc.	(57,183)	(7,285,335)	389,066
SunEdison, Inc.	(1,600,392)	(15,236,582)	7,090,587
SunPower Corp.	(60,780)	(1,588,602)	(235,406)
Synaptics, Inc.	(22,354)	(1,912,239)	116,318
Synchrony Financial	(126,124)	(4,050,550)	215,119
Synovus Financial Corp.	(68,548)	(2,142,810)	(76,774)
T Rowe Price Group, Inc.	(72,332)	(5,449,976)	278,961
Tableau Software, Inc.	(14,777)	(1,414,348)	22,059
Teekay Corp.	(20,234)	(589,939)	390,230
Teledyne Technologies, Inc.	(722)	(68,543)	4,502
Tempur Sealy International, Inc.	(8,993)	(682,566)	48,919
Tenet Healthcare Corp.	(484,422)	(22,539,793)	7,861,806
Teradata Corp.	(114,535)	(3,971,086)	945,072
Tesla Motors, Inc.	(26,027)	(6,938,705)	691,965
Tiffany & Co.	(87,089)	(7,928,453)	1,284,433
Time Warner, Inc.	(33,747)	(2,464,743)	282,324
TimkenSteel Corp.	(3,659)	(69,817)	39,154
T-Mobile US, Inc.	(146,470)	(5,511,666)	(218,240)
Tractor Supply Co.	(26,227)	(2,453,011)	210,603
TransDigm Group, Inc.	(113,689)	(25,696,178)	(276,074)
TreeHouse Foods, Inc.	(62,900)	(5,077,970)	142,836
TRI Pointe Group, Inc.	(59,778)	(790,881)	33,494

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Trimble Navigation Ltd.	(245,122)	$(5,386,728)	$128,861
TripAdvisor, Inc.	(171,400)	(15,316,072)	704,222
Triumph Group, Inc.	(89,614)	(5,143,394)	1,581,238
Tupperware Brands Corp.	(31,691)	(1,936,736)	173,132
Twenty-First Century Fox, Inc.	(184,967)	(5,101,393)	77,689
Twitter, Inc.	(268,791)	(7,681,409)	1,461,585
Tyson Foods, Inc.	(122,823)	(5,431,918)	(1,118,232)
Ultimate Software Group, Inc./The	(32,968)	(5,911,872)	(533,702)
Umpqua Holdings Corp.	(183,042)	(3,301,929)	391,561
Under Armour, Inc.	(291,239)	(26,849,826)	3,373,050
Union Pacific Corp.	(28,683)	(2,458,311)	215,300
Unit Corp.	(3,582)	(63,070)	19,369
United Natural Foods, Inc.	(149,728)	(7,628,463)	1,735,169
United Parcel Service, Inc.	(35,676)	(3,494,821)	61,719
United Rentals, Inc.	(111,965)	(8,179,387)	57,446
United Technologies Corp.	(66,063)	(6,107,734)	(238,938)
Urban Outfitters, Inc.	(36,510)	(1,164,092)	333,490
USG Corp.	(496,853)	(13,266,805)	1,198,245
Valley National Bancorp	(286,566)	(2,958,603)	135,928
Valspar Corp./The	(32,629)	(2,571,570)	(135,006)
Vantiv, Inc.	(26,701)	(1,084,595)	(181,567)
Varian Medical Systems, Inc.	(49,716)	(4,338,218)	321,165
Veeva Systems, Inc.	(90,027)	(2,422,205)	(175,074)
VeriSign, Inc.	(16,030)	(1,043,232)	(357,148)
Verisk Analytics, Inc.	(129,789)	(9,719,711)	(258,467)
Vertex Pharmaceuticals, Inc.	(53,381)	(6,728,289)	11,357
Visa, Inc.	(105,281)	(7,841,597)	(322,944)
Vishay Intertechnology, Inc.	(25,981)	(279,331)	(33,740)
Wabtec Corp.	(46,670)	(3,796,356)	477,186
Waddell & Reed Financial, Inc.	(16,203)	(699,576)	235,198
Walgreens Boots Alliance, Inc.	(35,629)	(2,978,513)	(55,474)
Walt Disney Co./The	(54,951)	(5,744,828)	(29,423)
Waste Connections, Inc.	(11,938)	(582,663)	(89,685)
Waters Corp.	(24,086)	(3,106,969)	(134,525)
Webster Financial Corp.	(27,124)	(1,056,480)	47,738
WEC Energy Group, Inc.	(275,274)	(13,774,178)	(350,131)
WellCare Health Plans, Inc.	(14,520)	(1,193,108)	57,499
Wendy’s Co./The	(123,048)	(1,197,574)	(127,653)
West Pharmaceutical Services, Inc.	(558)	(33,459)	(144)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Westar Energy, Inc.	(80,274)	$(3,046,177)	$(358,244)
Western Union Co./The	(481,251)	(9,182,869)	563,663
WestRock Co.	(23,136)	(1,173,687)	118,223
WEX, Inc.	(9,066)	(933,469)	132,035
WhiteWave Foods Co./The	(13,992)	(554,019)	9,590
Whiting Petroleum Corp.	(198,712)	(3,450,375)	1,574,534
Whole Foods Market, Inc.	(187,563)	(5,698,331)	(585,030)
Williams-Sonoma, Inc.	(2,131)	(135,792)	11,320
WisdomTree Investments, Inc.	(585,838)	(11,060,410)	1,874,470
Woodward, Inc.	(68,227)	(3,242,862)	(145,291)
Workday, Inc.	(189,847)	(15,490,885)	363,876
World Fuel Services Corp.	(16,752)	(820,345)	176,064
WR Berkley Corp.	(9,152)	(508,028)	6,956
WR Grace & Co.	(52,291)	(5,211,474)	3,813
Wynn Resorts Ltd.	(5,391)	(361,076)	(11,928)
Xcel Energy, Inc.	(190,170)	(6,662,471)	(166,533)
Yahoo!, Inc.	(178,849)	(5,922,142)	(26,376)
Zebra Technologies Corp.	(78,848)	(7,200,143)	1,708,379
Zillow Group, Inc.	(70,316)	(1,990,930)	339,911
Zimmer Biomet Holdings, Inc.	(132,318)	(13,066,217)	(508,287)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zions Bancorporation	(306,522)	$(9,635,738)	$1,267,687

			162,652,811

Total of Short Equity Positions			173,037,426

Rights
United States
Leap Wireless International, Inc. (3)	(110,787)	(279,183)	(198,256)

Total of Short Equity Positions and Rights			172,839,170

Total of Long and Short Equity Positions and Rights			68,277,319

Net Cash and Other Receivables/ (Payables) (b)			10,859,616

Swaps, at Value			$79,136,935

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Overnight Index Average plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	4-16 months maturity 04/05/2016	$799,857

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Belgium
Delhaize Group	82,024	$7,274,110	$709,005

France
Alcatel-Lucent	20,082	72,982	6,357

Germany
Deutsche Wohnen AG	68,214	1,840,027	46,214
Wincor Nixdorf AG	80,263	4,182,920	(158,819)

			(112,605)

Italy
Ansaldo STS SpA	842,829	8,616,046	414,734
Enel Green Power SpA	6,001	12,211	(14)
Italcementi SpA	372,119	4,043,950	97,842

			512,562

Netherlands
TNT Express NV	2,382,726	19,739,274	415,812
USG People NV	88,295	1,649,933	(7,298)

			408,514

Total of Long Equity Positions			1,523,833

Short Positions

Common Stocks
Finland
Nokia OYJ	(287,504)	(1,870,973)	(162,980)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany
Vonovia SE	(43,385)	$(1,288,252)	$(52,045)

Italy
Enel SpA	(3,001)	(12,677)	93

Netherlands
Koninklijke Ahold NV	(415,752)	(8,172,757)	(596,886)

United Kingdom
Dialog Semiconductor PLC	(17,584)	(705,929)	119,175

Total of Short Equity Positions			(692,643)

Total of Long and Short Equity Positions			831,190

Net Cash and Other Receivables/ (Payables) (b)			(31,333)

Swaps, at Value			$799,857

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	1-25 months maturity ranging from 01/13/2016 - 11/09/2017	$1,533,636

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Alcatel-Lucent	534,818	$1,919,997	$128,356

Ireland
Avolon Holdings Ltd.	99,215	2,974,013	97,684
King Digital Entertainment PLC	20,821	370,799	1,481

			99,165

Israel
EZchip Semiconductor Ltd.	34,114	855,318	(12,020)

Netherlands
NXP Semiconductors NV	1,021	91,255	(5,235)

United States
AGL Resources, Inc.	217,703	13,396,606	495,023
Airgas, Inc.	75,073	10,327,796	56,301
Allergan PLC	71,333	22,067,661	223,901
American Residential Properties, Inc.	139,255	2,525,157	106,763
Astoria Financial Corp.	449,750	7,181,384	(52,847)
Atmel Corp.	157,004	1,316,209	35,596
Avangrid, Inc.	2,442	89,304	4,469
Baker Hughes, Inc.	447,986	26,575,851	(5,901,297)
Baxalta, Inc.	52,956	2,018,948	47,925
BioMed Realty Trust, Inc.	132,303	3,105,883	28,375
Boulder Brands, Inc.	156,416	1,713,498	3,950
Broadcom Corp.	479,126	25,233,618	2,469,447
Cablevision Systems Corp.	648,715	20,914,777	(220,769)
Cameron International Corp.	237,478	14,838,088	170,522
Chubb Corp./The	260,036	32,085,478	2,405,697
Cigna Corp.	208,910	29,542,918	1,026,883
Cleco Corp.	319,778	17,228,039	(532,429)
Constant Contact, Inc.	60,454	1,889,198	(121,523)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Diamond Foods, Inc.	53,927	$2,142,200	$(63,314)
EMC Corp.	135,653	3,854,051	(370,482)
Expedia, Inc.	100	12,580	(150)
Fairchild Semiconductor International, Inc.	215,414	4,193,186	268,038
First Niagara Financial Group, Inc.	1,295,959	13,744,759	316,397
Hawaiian Electric Industries, Inc.	472,595	14,123,449	(441,824)
Health Net, Inc.	344,400	22,141,637	1,435,987
Heartland Payment Systems, Inc.	53,700	5,056,995	34,839
Humana, Inc.	157,267	28,536,657	(462,925)
Inland Real Estate Corp.	384,868	4,108,844	(21,546)
Jarden Corp.	302,482	16,748,315	529,457
Keurig Green Mountain, Inc.	131,846	11,783,835	79,668
KLA-Tencor Corp.	267,901	17,843,835	735,099
MedAssets, Inc.	27,799	857,474	2,627
Media General, Inc.	599,734	8,704,147	981,557
National Penn Bancshares, Inc.	623,953	7,681,914	11,427
Norfolk Southern Corp.	21,730	2,075,884	(237,744)
Office Depot, Inc.	2,567,530	20,477,881	(5,997,012)
PartnerRe Ltd.	51,812	7,137,950	102,259
Pep Boys-Manny, Moe & Jack/The	162,446	2,433,733	556,897
Pepco Holdings, Inc.	956,553	25,364,665	(484,722)
Piedmont Natural Gas Co., Inc.	105,611	6,141,661	(119,721)
Pinnacle Entertainment, Inc.	43,189	1,727,992	(383,950)
Plum Creek Timber Co., Inc.	184,406	8,709,045	90,809
PMC-Sierra, Inc.	1,321,661	15,331,268	26,433
Precision Castparts Corp.	121,727	28,049,306	192,575

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Rentrak Corp.	4,537	$219,143	$(3,500)
Rite Aid Corp.	898,793	7,084,915	(38,378)
SanDisk Corp.	132,512	10,003,196	66,391
Sirona Dental Systems, Inc.	6,059	670,589	(6,704)
SolarWinds, Inc.	42,613	2,475,487	34,418
Solera Holdings, Inc.	215,383	11,638,651	170,799
StanCorp Financial Group, Inc.	76,301	8,676,281	12,877
Starwood Hotels & Resorts Worldwide, Inc.	28,935	2,050,979	(46,363)
Symetra Financial Corp.	295,549	9,315,567	74,025
TECO Energy, Inc.	387,477	10,246,526	79,736
Time Warner Cable, Inc.	129,030	24,292,961	(346,283)
Wilshire Bancorp, Inc.	172,327	2,097,061	(106,684)

			(3,083,000)

Total Common Stocks			(2,872,734)

Rights
United States
Furiex Pharmaceuticals, Inc. (3)	44,784	447,840	(447,840)

Total of Long Equity Positions and Rights			(3,320,574)

Short Positions

Common Stocks
Canada
Mitel Networks Corp.	(23,159)	(214,221)	36,128

Finland
Nokia OYJ	(294,483)	(1,987,760)	(79,510)

Ireland
Shire PLC	(8,949)	(2,242,303)	407,759

Singapore
Avago Technologies Ltd.	(81,516)	(10,863,816)	(968,232)

Switzerland
ACE Ltd.	(153,345)	(16,237,888)	(1,680,475)

United Kingdom
STERIS PLC	(129)	(8,883)	(836)
Willis Group Holdings PLC	(3)	(147)	2

			(834)

United States
Aetna, Inc.	(131,712)	(14,492,940)	252,238
American Homes 4 Rent	(154,336)	(2,493,419)	(77,819)
Anthem, Inc.	(105,525)	(15,243,109)	528,703

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ball Corp.	(15,289)	$(1,013,815)	$(98,154)
BB&T Corp.	(134,843)	(5,125,473)	27,059
Centene Corp.	(212,522)	(13,003,650)	(982,423)
Charter Communications, Inc.	(64,867)	(12,054,968)	177,820
comScore, Inc.	(4,546)	(191,558)	4,490
DENTSPLY International, Inc.	(11,882)	(729,861)	6,841
Diebold, Inc.	(34,853)	(1,184,752)	136,026
Gaming and Leisure Properties, Inc.	(36,711)	(1,290,759)	270,193
Global Payments, Inc.	(37,081)	(2,387,018)	(5,078)
Gramercy Property Trust	(1,865)	(13,956)	(442)
Halliburton Co.	(495,614)	(20,511,255)	3,640,555
Iron Mountain, Inc.	(24,232)	(759,916)	105,409
KeyCorp.	(889,794)	(11,432,728)	(303,655)
Lam Research Corp.	(133,834)	(10,147,719)	(481,377)
Microsemi Corp.	(101,900)	(3,635,783)	314,862
New York Community Bancorp., Inc.	(449,750)	(7,367,298)	27,378
Newell Rubbermaid, Inc.	(261,400)	(11,220,603)	(301,909)
Nexstar Broadcasting Group, Inc.	(61,413)	(3,168,564)	(436,379)
NextEra Energy, Inc.	(116,703)	(11,897,036)	(227,239)
Pandora Media, Inc.	(54,696)	(689,170)	(44,304)
Pfizer, Inc.	(801,989)	(25,720,743)	(167,462)
Schlumberger Ltd.	(175,254)	(12,548,474)	324,507
Snyder’s-Lance, Inc.	(41,900)	(1,503,861)	66,691
Staples, Inc.	(547,049)	(7,656,256)	2,475,702
Towers Watson & Co.	(4,402)	(564,438)	(1,043)
Western Digital Corp.	(2,333)	(147,037)	6,941
Weyerhaeuser Co.	(302,392)	(9,051,781)	(13,931)

			5,224,200

Total of Short Equity Positions			2,939,036

Total of Long and Short Equity Positions and Rights			(381,538)

Net Cash and Other Receivables/ (Payables) (b)			1,915,174

Swaps, at Value			$1,533,636

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Morgan Stanley Capital Services, Inc.	The Fund receives the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	14 months maturity 01/12/2017	$38,016

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Canada
Canadian Pacific Railway Ltd.	(9,801)	$(1,362,577)	$110,766

Net Cash and Other Receivables/ (Payables) (b)			(72,750)

Swaps, at Value			$38,016

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$2,340,210	$—	$2,340,210

Barclays Capital
Cash	—	54,972,394	54,972,394

CitiBank
Cash	—	1,494,021	1,494,021
Money Market Funds	8,380,198	—	8,380,198

Credit Suisse International
Cash	(4,170,000)	—	(4,170,000)

Deutsche Bank
Cash	(600,000)	—	(600,000)

Goldman Sachs
Cash	—	4,551,365	4,551,365
Money Market Funds	30,190,000	—	30,190,000

J.P. Morgan
Cash	—	14,859,719	14,859,719
Money Market Funds	110,700,000	—	110,700,000

Morgan Stanley Capital Services, Inc.
Cash	—	915,704	915,704
Money Market Funds	322,453,137	—	322,453,137

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$2,630,008	$—	$2,630,008

Deutsche Bank
Money Market Funds	830,045	—	830,045

Goldman Sachs
Cash	—	(400,814)	(400,814)

J.P. Morgan
Cash	—	1,422,383	1,422,383

Macquarie Capital
Money Market Funds	480,002	—	480,002

Morgan Stanley Capital Services, Inc.
Cash	—	9,910,814	9,910,814

Societe Generale
Money Market Funds	670,000	—	670,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

MONEY MARKET FUNDS - 38.9%	SHARES	VALUE (Note 5)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(a)	2,245,052	$2,245,052
Dreyfus Treasury Cash Management, Class I, 0.090% ^(a)	8,980,208	8,980,208
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)(b)	15,983,784	15,983,784
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)	1,470,129	1,470,129
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(a)	11,225,261	11,225,261

TOTAL MONEY MARKET FUNDS (cost $39,904,434)		39,904,434

SHORT-TERM INVESTMENTS -51.3%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.327%, 5/19/2016 ^(c)	$30,723	30,684,197
U.S. Treasury Bill, 0.536%, 6/9/2016 (c)	2,641	2,635,821
U.S. Treasury Bill, 0.415%, 6/2/2016 ^(c)	910	908,359
U.S. Treasury Bill, 0.144%, 4/28/2016 (c)	1,125	1,124,057
U.S. Treasury Bill, 0.241%, 2/11/2016 ^(c)	16,071	16,068,766
U.S. Treasury Bill, 0.238%, 2/18/2016 (c)	1,162	1,161,837

TOTAL SHORT-TERM INVESTMENTS (cost $52,580,034)		52,583,037

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 90.2% (cost $92,484,468)		92,487,471

OTHER ASSETS IN EXCESS OF LIABILITIES - 9.8% (d)		10,038,917

NET ASSETS - 100.0%		$102,526,388

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Societe Generale	Cocoa March Futures^	02/2016	USD	(161,910)	$1,360
Societe Generale	Cocoa March Futures^	02/2016	USD	166,936	(6,386)
CitiBank	Corn March Futures^	02/2016	USD	615,744	(41,744)
Deutsche Bank	Corn March Futures^	02/2016	USD	2,663,502	(224,002)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	1,441,928	13,511
Deutsche Bank	Cotton No. 2 March Futures^	02/2016	USD	927,940	21,260
Macquarie Capital	Cotton No. 2 March Futures^	02/2016	USD	(155,263)	(800)
Macquarie Capital	Cotton No. 2 March Futures^	02/2016	USD	310,538	5,862
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	(222,279)	(5,475)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	222,279	(6,999)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	2,386,924	(88,684)
Societe Generale	Live Cattle February Futures^	02/2016	USD	1,183,744	(34,624)
Societe Generale	Natural Gas January Futures^	01/2016	USD	601,132	53,228
Societe Generale	Natural Gas January Futures^	01/2016	USD	(697,683)	43,323
Societe Generale	Natural Gas February Futures^	02/2016	USD	(611,744)	(49,896)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Soybean March Futures^	02/2016	USD	3,868,020	$ (22,107)
Deutsche Bank	Soybean March Futures^	02/2016	USD	647,375	812
Deutsche Bank	Soybean March Futures^	02/2016	USD	(441,360)	9,228
Macquarie Capital	Soybean March Futures^	02/2016	USD	735,257	(644)
Societe Generale	Soybean March Futures^	02/2016	USD	561,411	352
Societe Generale	Soybean Meal March Futures^	02/2016	USD	(432,790)	34,540
Macquarie Capital	Soybean Oil March Futures^	02/2016	USD	2,724,480	6,120
CitiBank	Wheat March Futures^	02/2016	USD	781,464	(76,406)
CitiBank	Wheat March Futures^	02/2016	USD	(1,864,600)	78,541
Deutsche Bank	Wheat March Futures^	02/2016	USD	(1,418,708)	55,708

					$(233,922)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
25	Goldman Sachs	Brent Crude Futures^	02/2016	$981,427	$963,250	$(18,177)
67	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	3,211,244	3,183,338	(27,906)
247	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	4,869,823	4,430,562	(439,261)
14	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	440,821	442,960	2,139
64	Goldman Sachs	Gas Oil Futures^	03/2016	2,378,147	2,190,400	(187,747)
43	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	02/2016	2,300,319	2,344,550	44,231
133	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	14,766,173	14,100,660	(665,513)
5	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	02/2016	245,733	241,269	(4,464)
78	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	1,820,221	1,865,760	45,539
24	J.P. Morgan	LME Aluminum Futures^	01/2016	942,059	900,780	(41,279)
15	J.P. Morgan	LME Aluminum Futures^	01/2016	597,206	563,906	(33,300)
15	J.P. Morgan	LME Aluminum Futures^	01/2016	563,041	564,563	1,522
2	J.P. Morgan	LME Aluminum Futures^	02/2016	74,955	75,412	457
24	J.P. Morgan	LME Aluminum Futures^	02/2016	893,559	905,850	12,291
29	J.P. Morgan	LME Aluminum Futures^	02/2016	1,061,117	1,094,119	33,002
29	J.P. Morgan	LME Aluminum Futures^	03/2016	1,076,334	1,094,569	18,235
224	J.P. Morgan	LME Aluminum Futures^	03/2016	8,797,141	8,443,400	(353,741)
30	J.P. Morgan	LME Aluminum Futures^	03/2016	1,107,881	1,130,752	22,871
4	J.P. Morgan	LME Aluminum Futures^	03/2016	152,210	150,733	(1,477)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
9	J.P. Morgan	LME Copper Futures^	01/2016	$ 1,154,513	$ 1,059,098	$ (95,415)
4	J.P. Morgan	LME Copper Futures^	01/2016	533,510	471,025	(62,485)
15	J.P. Morgan	LME Copper Futures^	01/2016	1,950,550	1,766,392	(184,158)
2	J.P. Morgan	LME Copper Futures^	01/2016	257,839	235,510	(22,329)
6	J.P. Morgan	LME Copper Futures^	02/2016	756,502	706,630	(49,872)
5	J.P. Morgan	LME Copper Futures^	02/2016	600,387	588,906	(11,481)
5	J.P. Morgan	LME Copper Futures^	02/2016	577,012	588,872	11,860
1	J.P. Morgan	LME Copper Futures^	03/2016	115,202	117,747	2,545
2	J.P. Morgan	LME Copper Futures^	03/2016	229,664	235,467	5,803
91	J.P. Morgan	LME Copper Futures^	03/2016	11,725,599	10,711,269	(1,014,330)
5	J.P. Morgan	LME Copper Futures^	03/2016	576,990	588,594	11,604
8	J.P. Morgan	LME Copper Futures^	03/2016	937,274	940,970	3,696
7	J.P. Morgan	LME Lead Futures^	01/2016	291,217	314,463	23,246
4	J.P. Morgan	LME Lead Futures^	01/2016	180,095	179,680	(415)
2	J.P. Morgan	LME Lead Futures^	01/2016	87,092	89,834	2,742
2	J.P. Morgan	LME Lead Futures^	01/2016	87,555	89,832	2,277
5	J.P. Morgan	LME Lead Futures^	01/2016	215,637	224,570	8,933
2	J.P. Morgan	LME Lead Futures^	02/2016	83,083	89,835	6,752
3	J.P. Morgan	LME Lead Futures^	02/2016	121,446	134,787	13,341
4	J.P. Morgan	LME Lead Futures^	03/2016	163,899	179,716	15,817
8	J.P. Morgan	LME Lead Futures^	03/2016	330,655	359,425	28,770
1	J.P. Morgan	LME Lead Futures^	03/2016	41,002	44,927	3,925
56	J.P. Morgan	LME Lead Futures^	03/2016	2,445,345	2,515,450	70,105
3	J.P. Morgan	LME Lead Futures^	03/2016	129,178	134,760	5,582
10	J.P. Morgan	LME Lead Futures^	03/2016	404,308	448,937	44,629
5	J.P. Morgan	LME Lead Futures^	03/2016	215,365	224,188	8,823
2	J.P. Morgan	LME Nickel Futures^	01/2016	127,146	105,424	(21,722)
4	J.P. Morgan	LME Nickel Futures^	01/2016	250,465	210,934	(39,531)
2	J.P. Morgan	LME Nickel Futures^	01/2016	125,540	105,504	(20,036)
1	J.P. Morgan	LME Nickel Futures^	02/2016	58,394	52,778	(5,616)
3	J.P. Morgan	LME Nickel Futures^	02/2016	169,081	158,409	(10,672)
6	J.P. Morgan	LME Nickel Futures^	02/2016	325,458	316,898	(8,560)
6	J.P. Morgan	LME Nickel Futures^	03/2016	318,640	317,137	(1,503)
1	J.P. Morgan	LME Nickel Futures^	03/2016	53,991	52,860	(1,131)
2	J.P. Morgan	LME Nickel Futures^	03/2016	105,906	105,727	(179)
4	J.P. Morgan	LME Nickel Futures^	03/2016	206,308	211,533	5,225
34	J.P. Morgan	LME Nickel Futures^	03/2016	2,011,613	1,798,056	(213,557)
8	J.P. Morgan	LME Nickel Futures^	03/2016	416,708	423,096	6,388
3	J.P. Morgan	LME Nickel Futures^	03/2016	155,539	158,661	3,122
3	J.P. Morgan	LME Nickel Futures^	03/2016	156,337	158,704	2,367
11	J.P. Morgan	LME Zinc Futures^	01/2016	461,202	438,405	(22,797)
7	J.P. Morgan	LME Zinc Futures^	01/2016	319,442	279,577	(39,865)
5	J.P. Morgan	LME Zinc Futures^	01/2016	215,012	200,037	(14,975)
2	J.P. Morgan	LME Zinc Futures^	01/2016	87,505	80,046	(7,459)
5	J.P. Morgan	LME Zinc Futures^	01/2016	215,012	200,171	(14,841)
2	J.P. Morgan	LME Zinc Futures^	02/2016	83,255	80,122	(3,133)
1	J.P. Morgan	LME Zinc Futures^	02/2016	40,352	40,087	(265)
5	J.P. Morgan	LME Zinc Futures^	02/2016	189,012	200,531	11,519
9	J.P. Morgan	LME Zinc Futures^	03/2016	349,683	361,247	11,564
2	J.P. Morgan	LME Zinc Futures^	03/2016	76,756	80,289	3,533
5	J.P. Morgan	LME Zinc Futures^	03/2016	191,262	200,896	9,634
57	J.P. Morgan	LME Zinc Futures^	03/2016	2,469,581	2,292,825	(176,756)
11	J.P. Morgan	LME Zinc Futures^	03/2016	409,104	442,475	33,371
5	J.P. Morgan	LME Zinc Futures^	03/2016	192,887	201,125	8,238

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
69	Morgan Stanley and Co., International PLC	Natural Gas Futures^	02/2016	$ 1,391,050	$ 1,630,470	$ 239,420
134	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	10,264,037	9,248,010	(1,016,027)
78	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	3,401,483	3,370,575	(30,908)
108	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	3,088,828	2,867,400	(221,428)
150	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	2,760,597	2,767,500	6,903
240	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	3,617,718	4,096,512	478,794
175	Morgan Stanley and Co., International PLC	WTI Crude Futures^	02/2016	6,786,441	6,679,750	(106,691)

				111,581,675	107,661,488	(3,920,187)

Short Contracts:
14	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	$(465,995)	$(449,540)	$16,455
1	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	(49,281)	(54,720)	(5,439)
24	J.P. Morgan	LME Aluminum Futures^	01/2016	(941,278)	(900,780)	40,498
15	J.P. Morgan	LME Aluminum Futures^	01/2016	(596,963)	(563,906)	33,057
15	J.P. Morgan	LME Aluminum Futures^	01/2016	(566,206)	(564,563)	1,643
2	J.P. Morgan	LME Aluminum Futures^	02/2016	(74,753)	(75,411)	(658)
24	J.P. Morgan	LME Aluminum Futures^	02/2016	(897,241)	(905,850)	(8,609)
29	J.P. Morgan	LME Aluminum Futures^	02/2016	(1,061,329)	(1,094,119)	(32,790)
29	J.P. Morgan	LME Aluminum Futures^	03/2016	(1,072,912)	(1,094,569)	(21,657)
92	J.P. Morgan	LME Aluminum Futures^	03/2016	(3,476,186)	(3,467,825)	8,361
30	J.P. Morgan	LME Aluminum Futures^	03/2016	(1,104,344)	(1,130,753)	(26,409)
4	J.P. Morgan	LME Aluminum Futures^	03/2016	(152,288)	(150,733)	1,555
9	J.P. Morgan	LME Copper Futures^	01/2016	(1,153,323)	(1,059,097)	94,226
4	J.P. Morgan	LME Copper Futures^	01/2016	(531,501)	(471,025)	60,476
15	J.P. Morgan	LME Copper Futures^	01/2016	(1,951,838)	(1,766,392)	185,446
2	J.P. Morgan	LME Copper Futures^	01/2016	(257,495)	(235,509)	21,986
6	J.P. Morgan	LME Copper Futures^	02/2016	(759,442)	(706,631)	52,811
5	J.P. Morgan	LME Copper Futures^	02/2016	(601,408)	(588,906)	12,502
5	J.P. Morgan	LME Copper Futures^	02/2016	(575,693)	(588,872)	(13,179)
1	J.P. Morgan	LME Copper Futures^	03/2016	(114,849)	(117,748)	(2,899)
2	J.P. Morgan	LME Copper Futures^	03/2016	(229,295)	(235,467)	(6,172)
25	J.P. Morgan	LME Copper Futures^	03/2016	(3,089,189)	(2,942,656)	146,533
5	J.P. Morgan	LME Copper Futures^	03/2016	(579,363)	(588,594)	(9,231)
8	J.P. Morgan	LME Copper Futures^	03/2016	(939,980)	(940,970)	(990)
7	J.P. Morgan	LME Lead Futures^	01/2016	(291,876)	(314,463)	(22,587)
4	J.P. Morgan	LME Lead Futures^	01/2016	(182,988)	(179,680)	3,308
2	J.P. Morgan	LME Lead Futures^	01/2016	(87,834)	(89,834)	(2,000)
2	J.P. Morgan	LME Lead Futures^	01/2016	(87,919)	(89,832)	(1,913)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
5	J.P. Morgan	LME Lead Futures^	01/2016	$ (215,260)	$ (224,570)	$ (9,310)
2	J.P. Morgan	LME Lead Futures^	02/2016	(82,994)	(89,835)	(6,841)
3	J.P. Morgan	LME Lead Futures^	02/2016	(121,493)	(134,788)	(13,295)
4	J.P. Morgan	LME Lead Futures^	03/2016	(164,488)	(179,716)	(15,228)
8	J.P. Morgan	LME Lead Futures^	03/2016	(332,580)	(359,426)	(26,846)
1	J.P. Morgan	LME Lead Futures^	03/2016	(40,885)	(44,928)	(4,043)
27	J.P. Morgan	LME Lead Futures^	03/2016	(1,131,998)	(1,212,806)	(80,808)
3	J.P. Morgan	LME Lead Futures^	03/2016	(129,011)	(134,759)	(5,748)
10	J.P. Morgan	LME Lead Futures^	03/2016	(405,554)	(448,938)	(43,384)
5	J.P. Morgan	LME Lead Futures^	03/2016	(215,613)	(224,188)	(8,575)
2	J.P. Morgan	LME Nickel Futures^	01/2016	(127,675)	(105,424)	22,251
4	J.P. Morgan	LME Nickel Futures^	01/2016	(249,830)	(210,933)	38,897
2	J.P. Morgan	LME Nickel Futures^	01/2016	(125,995)	(105,504)	20,491
1	J.P. Morgan	LME Nickel Futures^	02/2016	(58,197)	(52,777)	5,420
3	J.P. Morgan	LME Nickel Futures^	02/2016	(169,433)	(158,409)	11,024
6	J.P. Morgan	LME Nickel Futures^	02/2016	(322,664)	(316,897)	5,767
6	J.P. Morgan	LME Nickel Futures^	03/2016	(322,185)	(317,137)	5,048
1	J.P. Morgan	LME Nickel Futures^	03/2016	(54,148)	(52,860)	1,288
2	J.P. Morgan	LME Nickel Futures^	03/2016	(105,024)	(105,727)	(703)
4	J.P. Morgan	LME Nickel Futures^	03/2016	(206,498)	(211,532)	(5,034)
23	J.P. Morgan	LME Nickel Futures^	03/2016	(1,225,907)	(1,216,332)	9,575
8	J.P. Morgan	LME Nickel Futures^	03/2016	(417,174)	(423,096)	(5,922)
3	J.P. Morgan	LME Nickel Futures^	03/2016	(155,599)	(158,661)	(3,062)
3	J.P. Morgan	LME Nickel Futures^	03/2016	(156,209)	(158,705)	(2,496)
11	J.P. Morgan	LME Zinc Futures^	01/2016	(461,088)	(438,405)	22,683
7	J.P. Morgan	LME Zinc Futures^	01/2016	(321,108)	(279,577)	41,531
5	J.P. Morgan	LME Zinc Futures^	01/2016	(218,320)	(200,037)	18,283
2	J.P. Morgan	LME Zinc Futures^	01/2016	(87,553)	(80,046)	7,507
5	J.P. Morgan	LME Zinc Futures^	01/2016	(214,656)	(200,172)	14,484
2	J.P. Morgan	LME Zinc Futures^	02/2016	(83,022)	(80,122)	2,900
1	J.P. Morgan	LME Zinc Futures^	02/2016	(40,381)	(40,087)	294
5	J.P. Morgan	LME Zinc Futures^	02/2016	(188,182)	(200,531)	(12,349)
9	J.P. Morgan	LME Zinc Futures^	03/2016	(350,978)	(361,247)	(10,269)
2	J.P. Morgan	LME Zinc Futures^	03/2016	(76,673)	(80,289)	(3,616)
5	J.P. Morgan	LME Zinc Futures^	03/2016	(190,726)	(200,897)	(10,171)
53	J.P. Morgan	LME Zinc Futures^	03/2016	(2,218,529)	(2,131,925)	86,604
11	J.P. Morgan	LME Zinc Futures^	03/2016	(407,843)	(442,475)	(34,632)
5	J.P. Morgan	LME Zinc Futures^	03/2016	(192,360)	(201,125)	(8,765)
44	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	(1,071,791)	(1,034,000)	37,791

				(34,552,393)	(33,987,328)	565,065

				$77,029,282	$73,674,160	$(3,355,122)

^	Represents positions held in the respective Subsidiary (Note 2).

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$700,103	$—	$700,103

Deutsche Bank
Money Market Funds	900,025	—	900,025

Goldman Sachs
Cash	—	500,912	500,912

Macquarie Capital
Money Market Funds	260,000	—	260,000

J.P. Morgan
Cash	—	3,084,407	3,084,407

Morgan Stanley and Co., International PLC
Cash	—	5,890,407	5,890,407

Societe Generale
Money Market Funds	100,000	—	100,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

GOVERNMENT RELATED OBLIGATIONS - 12.0%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Sovereign Debt - 12.0%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	4,354	$4,953,207
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/26	EUR	10,190	11,633,565
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	7,238	8,660,852
France Government Bond OAT (France)	0.100%	07/25/21	EUR	2,322	2,621,013
France Government Bond OAT (France)	0.100%	03/01/25	EUR	2,803	3,119,674
France Government Bond OAT (France)	0.250%	07/25/24	EUR	2,847	3,251,132
France Government Bond OAT (France)	1.198%	07/25/22	EUR	2,823	3,417,492
France Government Bond OAT (France)	2.250%	07/25/20	EUR	6,597	8,185,969
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	5,781	9,035,943
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/26	GBP	4,723	7,422,680

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $65,849,677)					62,301,527

U.S. TREASURY OBLIGATIONS - 18.2%
U.S. Treasury Inflation Protected Securities - 18.2%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/19	USD	28,100	28,354,581
U.S. Treasury Inflation Protected Securities	0.125%	04/15/20	USD	32,600	32,687,169
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	9,200	8,751,905
U.S. Treasury Inflation Protected Securities	0.250%	01/15/25	USD	12,200	11,693,128
U.S. Treasury Inflation Protected Securities	0.375%	07/15/25	USD	13,100	12,720,280

TOTAL U.S. TREASURY OBLIGATIONS (cost $94,995,814)					94,207,063

MONEY MARKET FUNDS - 43.6%				SHARES
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(a)				13,574,800	13,574,800
Dreyfus Treasury Cash Management, Class I, 0.090% ^(a)				54,299,200	54,299,200
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)(b)				84,457,775	84,457,775
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)				5,484,376	5,484,376
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(a)				67,874,845	67,874,845

TOTAL MONEY MARKET FUNDS (cost $225,690,996)					225,690,996

SHORT-TERM INVESTMENTS - 20.8%				PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.066%, 04/07/2016 (c)				$6,369	6,367,503
U.S. Treasury Bill, 0.099%, 03/31/2016 (c)				4,774	4,772,985
U.S. Treasury Bill, 0.141%, 01/28/2016 ^(c)				9,656	9,656,160
U.S. Treasury Bill, 0.161%, 02/04/2016 ^(c)				55,425	55,428,177
U.S. Treasury Bill, 0.238%, 02/18/2016 ^(c)				3,162	3,162,557
U.S. Treasury Bill, 0.264%, 03/03/2016 (c)(d)				23,352	23,358,888
U.S. Treasury Bill, 0.345%, 05/26/2016 ^(c)				1,686	1,685,394
U.S. Treasury Bill, 0.414%, 06/02/2016 ^(c)				2,924	2,923,716

TOTAL SHORT-TERM INVESTMENTS (cost $107,347,160)					107,355,380

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 94.6% (cost $493,883,647)					489,554,966

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4% (e)					28,223,000

NET ASSETS - 100.0%					$517,777,966

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	All or a portion of the security is pledged as collateral to the brokers for futures contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Credit default swap contracts sell protection as of December 31, 2015:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	iTraxx Europe Crossover Series 24.V1	5.000%	EUR	3.146%	50,475,000	$3,920,495	12/20/2020	$655,761
CitiBank	iTraxx Europe Series 24.V1	1.000%	EUR	0.771%	117,750,000	1,144,309	12/20/2020	319,774
CitiBank	Markit CDX Emerging Market Index Series 24.V2	1.000%	USD	3.575%	20,500,000	(2,333,705)	12/20/2020	102,278
CitiBank	Markit CDX North America High Yield Index Series 25.V1	5.000%	USD	4.726%	44,300,000	95,571	12/20/2020	472,831
CitiBank	Markit CDX North America Investment Grade Index Series 25.V1	1.000%	USD	0.885%	129,375,000	939,812	12/20/2020	(202,989)

						$3,766,482		$1,347,655

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

Forward effective interest rate swap contracts outstanding as of December 31, 2015:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	0.500%	(1)	CZK	10,000,000	$235	03/17/2021	$3,505
CitiBank	0.500%	(1)	CZK	10,000,000	1,399	03/17/2021	2,341
CitiBank	0.500%	(1)	CZK	10,000,000	(580)	03/17/2021	4,321
CitiBank	0.500%	(1)	CZK	50,000,000	13,593	03/17/2021	5,109
CitiBank	0.500%	(1)	CZK	20,000,000	2,577	03/17/2021	4,904
CitiBank	(1)	0.500%	CZK	186,000,000	(46,592)	03/17/2021	(22,978)
CitiBank	(1)	0.500%	CZK	10,000,000	2,935	03/17/2021	(6,675)
CitiBank	(1)	0.500%	CZK	30,000,000	2,703	03/17/2021	(13,924)
CitiBank	(1)	0.500%	CZK	10,000,000	574	03/17/2021	(4,314)
CitiBank	(1)	0.500%	CZK	30,000,000	1,568	03/17/2021	(12,789)
CitiBank	(1)	0.500%	CZK	10,000,000	2,892	03/17/2021	(6,632)
CitiBank	(1)	0.500%	CZK	50,000,000	(24,476)	03/17/2021	5,774
CitiBank	1.500%	(2)	HKD	35,000,000	15,659	03/17/2021	8,614
CitiBank	1.500%	(2)	HKD	6,000,000	12,093	03/17/2021	(7,932)
CitiBank	1.500%	(2)	HKD	8,000,000	13,250	03/17/2021	(7,702)
CitiBank	1.500%	(2)	HKD	5,000,000	2,885	03/17/2021	582
CitiBank	1.500%	(2)	HKD	5,000,000	3,506	03/17/2021	(39)
CitiBank	1.500%	(2)	HKD	11,000,000	1,507	03/17/2021	6,122
CitiBank	(2)	1.500%	HKD	7,000,000	2,810	03/17/2021	(7,665)
CitiBank	(2)	1.500%	HKD	7,000,000	(3,276)	03/17/2021	(1,579)
CitiBank	(2)	2.000%	HKD	128,000,000	143,374	03/17/2021	168,974
CitiBank	(2)	2.000%	HKD	27,000,000	21,743	03/17/2021	44,143
CitiBank	(2)	2.000%	HKD	21,000,000	58,945	03/17/2021	(7,700)
CitiBank	(2)	2.000%	HKD	25,000,000	65,396	03/17/2021	(4,391)
CitiBank	2.000%	(3)	HUF	200,000,000	6,361	03/17/2021	(4,169)
CitiBank	2.000%	(3)	HUF	100,000,000	(573)	03/17/2021	1,669
CitiBank	2.000%	(3)	HUF	100,000,000	1,084	03/17/2021	12
CitiBank	2.000%	(3)	HUF	100,000,000	4,160	03/17/2021	(3,064)
CitiBank	2.000%	(3)	HUF	600,000,000	33,612	03/17/2021	(27,038)
CitiBank	(3)	2.000%	HUF	300,000,000	2,827	03/17/2021	(6,114)
CitiBank	(3)	2.000%	HUF	100,000,000	(1,762)	03/17/2021	666
CitiBank	(3)	2.000%	HUF	100,000,000	966	03/17/2021	(2,062)
CitiBank	(3)	2.000%	HUF	100,000,000	1,222	03/17/2021	(2,318)
CitiBank	(3)	2.500%	HUF	300,000,000	21,257	03/17/2021	250
CitiBank	(3)	2.500%	HUF	100,000,000	6,738	03/17/2021	431
CitiBank	(3)	2.500%	HUF	2,330,000,000	10,100	03/17/2021	156,938
CitiBank	(3)	2.500%	HUF	600,000,000	(37)	03/17/2021	43,051
CitiBank	2.000%	(4)	PLN	4,000,000	(6,641)	03/17/2021	7,897
CitiBank	2.000%	(4)	PLN	5,000,000	6,672	03/17/2021	(5,101)
CitiBank	2.000%	(4)	PLN	18,000,000	66,119	03/17/2021	(60,465)
CitiBank	2.000%	(4)	PLN	2,000,000	1,516	03/17/2021	(888)
CitiBank	2.000%	(4)	PLN	3,000,000	5,780	03/17/2021	(4,838)
CitiBank	2.000%	(4)	PLN	2,000,000	(235)	03/17/2021	863
CitiBank	2.000%	(4)	PLN	1,000,000	409	03/17/2021	(95)
CitiBank	(4)	2.000%	PLN	1,000,000	891	03/17/2021	(1,206)
CitiBank	(4)	2.000%	PLN	6,000,000	15,400	03/17/2021	(17,284)
CitiBank	(4)	2.000%	PLN	9,000,000	9,905	03/17/2021	(12,732)
CitiBank	(4)	2.000%	PLN	4,000,000	3,697	03/17/2021	(4,953)
CitiBank	(4)	2.500%	PLN	10,000,000	58,312	03/17/2021	(879)
CitiBank	(4)	2.500%	PLN	2,000,000	10,140	03/17/2021	1,347
CitiBank	(4)	2.500%	PLN	15,000,000	27,945	03/17/2021	58,204
CitiBank	(4)	2.500%	PLN	63,800,000	193,367	03/17/2021	173,053

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CitiBank	2.500%	(5)	SGD	2,000,000	$ (670)	03/17/2021	$ 10,606
CitiBank	2.500%	(5)	SGD	3,000,000	15,236	03/17/2021	(331)
CitiBank	2.500%	(5)	SGD	6,000,000	15,003	03/17/2021	14,806
CitiBank	2.500%	(5)	SGD	1,000,000	5,060	03/17/2021	(92)
CitiBank	2.500%	(5)	SGD	4,000,000	5,086	03/17/2021	14,786
CitiBank	2.500%	(5)	SGD	2,000,000	(1,336)	03/17/2021	11,272
CitiBank	2.500%	(5)	SGD	6,000,000	15,762	03/17/2021	14,046
CitiBank	(5)	2.500%	SGD	14,300,000	(142,803)	03/17/2021	71,759
CitiBank	(5)	2.500%	SGD	14,300,000	(108,010)	03/17/2021	36,966
CitiBank	(5)	2.500%	SGD	200,000	(1,378)	03/17/2021	384
CitiBank	(5)	2.500%	SGD	7,000,000	27,518	03/17/2021	(62,295)
CitiBank	(5)	2.500%	SGD	2,000,000	2,118	03/17/2021	(12,054)
CitiBank	(5)	2.500%	SGD	10,000,000	(47,026)	03/17/2021	(2,656)
CitiBank	(5)	2.500%	SGD	1,000,000	4,984	03/17/2021	(9,952)
CitiBank	(5)	2.500%	SGD	7,000,000	19,263	03/17/2021	(54,040)
CitiBank	(5)	2.500%	SGD	5,000,000	(13,014)	03/17/2021	(11,826)
CitiBank	(5)	2.500%	SGD	19,000,000	(212,435)	03/17/2021	118,041
CitiBank	(6)	8.000%	ZAR	40,000,000	21,513	03/17/2021	(138,601)
CitiBank	(6)	8.000%	ZAR	260,300,000	(250,230)	03/17/2021	(511,721)
CitiBank	(6)	8.000%	ZAR	30,000,000	(7,464)	03/17/2021	(80,352)
CitiBank	(6)	8.000%	ZAR	40,000,000	(1,775)	03/17/2021	(115,313)
CitiBank	(6)	8.000%	ZAR	10,000,000	7,212	03/17/2021	(36,484)
CitiBank	(6)	8.000%	ZAR	30,000,000	(3,849)	03/17/2021	(83,967)
CitiBank	(6)	8.000%	ZAR	30,000,000	(7,938)	03/17/2021	(79,878)
CitiBank	(6)	8.000%	ZAR	20,000,000	(3,377)	03/17/2021	(55,167)
CitiBank	8.000%	(6)	ZAR	10,000,000	3,463	03/17/2021	25,809
CitiBank	8.000%	(6)	ZAR	10,000,000	5,248	03/17/2021	24,024
CitiBank	9.000%	(6)	ZAR	10,000,000	(7,010)	03/17/2021	10,726
CitiBank	9.000%	(6)	ZAR	20,000,000	(5,022)	03/17/2021	12,455
CitiBank	9.000%	(6)	ZAR	10,000,000	(6,564)	03/17/2021	10,281
CitiBank	9.000%	(6)	ZAR	20,000,000	(7,780)	03/17/2021	15,212
CitiBank	9.000%	(6)	ZAR	10,000,000	(2,063)	03/17/2021	5,779

					$91,674		$(416,533)

Interest rate swap contracts outstanding as of December 31, 2015:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Over the Counter
CitiBank	1.845%	(7)	KRW*	3,000,000,000	$—	03/17/2021	$(12,329)
CitiBank	1.855%	(7)	KRW*	1,000,000,000	—	03/17/2021	(4,516)
CitiBank	1.868%	(7)	KRW*	10,000,000,000	—	03/17/2021	(50,453)
CitiBank	1.935%	(7)	KRW*	2,000,000,000	—	03/17/2021	(15,543)
CitiBank	1.935%	(7)	KRW*	1,000,000,000	—	03/17/2021	(7,771)
CitiBank	1.960%	(7)	KRW*	3,000,000,000	—	03/17/2021	(26,366)
CitiBank	(7)	1.713%	KRW*	6,000,000,000	—	03/17/2021	(7,690)
CitiBank	(7)	1.739%	KRW*	4,000,000,000	—	03/17/2021	(814)
CitiBank	(7)	1.740%	KRW*	5,000,000,000	—	03/17/2021	(814)
CitiBank	(7)	1.765%	KRW*	1,000,000,000	—	03/17/2021	854
CitiBank	(7)	1.843%	KRW*	11,400,000,000	—	03/17/2021	45,689

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Over the Counter (continued)
CitiBank	(7)	1.860%	KRW*	15,200,000,000	$ —	03/17/2021	$ 71,742
CitiBank	(7)	1.860%	KRW*	11,400,000,000	—	03/17/2021	53,806
CitiBank	(7)	1.888%	KRW*	3,000,000,000	—	03/17/2021	17,516
CitiBank	(7)	1.920%	KRW*	9,000,000,000	—	03/17/2021	64,450

					$—		$127,761

*	Non-deliverable swap (See Note 4).
(1)	6 Month Prague Interbank Offered Rate
(2)	3 Month Hong Kong Interbank Offered Rate
(3)	6 Month Budapest Interbank Offered Rate
(4)	6 Month Warsaw Interbank Offered Rate
(5)	6 Month Singapore Interbank Offered Rate
(6)	3 Month Johannesburg Interbank Agreed Rate
(7)	3 Month Korean Certificate of Deposit

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley and Co., International PLC	Bovespa Index February Futures	02/2016	BRL	3,691,445	$(46,084)
CitiBank	Corn March Futures^	02/2016	USD	636,172	(44,234)
Deutsche Bank	Corn March Futures^	02/2016	USD	3,593,587	(328,962)
Macquarie Capital	Corn March Futures^	02/2016	USD	219,079	(21,767)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	1,123,910	15,130
Deutsche Bank	Cotton No. 2 March Futures^	02/2016	USD	61,982	1,298
Macquarie Capital	Cotton No. 2 March Futures^	02/2016	USD	248,854	4,266
Bank of America	Hang Seng Index January Futures	01/2016	HKD	8,831,389	(8,693)
Societe Generale	Hard Red Winter Wheat March Futures^	02/2016	USD	73,587	(3,312)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	56,005,665	(151,257)
Goldman Sachs	H-SHARES Index January Futures	01/2016	HKD	3,952,043	(9,037)
Morgan Stanley and Co., International PLC	KOSPI Index 200 March Futures	03/2016	KRW	4,413,097,479	29,692
Deutsche Bank	Lean Hogs February Futures^	02/2016	USD	371,902	(13,102)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	(177,716)	(2,473)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	836,907	(23,627)
Merrill Lynch	Lean Hogs February Futures^	02/2016	USD	388,720	(6,000)
Societe Generale	Lean Hogs February Futures^	02/2016	USD	24,199	(279)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	2,841,560	(105,560)
Merrill Lynch	Live Cattle February Futures^	02/2016	USD	564,610	(17,410)
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index January Futures	01/2016	USD	2,452,183	(16,983)
Morgan Stanley and Co., International PLC	SGX S&P CNX Nifty Index January Futures	01/2016	USD	190,582	170
CitiBank	Soybean March Futures^	02/2016	USD	1,868,801	(10,664)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Soybean March Futures^	02/2016	USD	301,962	$ 525
Macquarie Capital	Soybean March Futures^	02/2016	USD	821,019	19
Societe Generale	Soybean March Futures^	02/2016	USD	2,071,432	2,768
Macquarie Capital	Soybean Oil March Futures^	02/2016	USD	111,433	(733)
Morgan Stanley and Co., International PLC	Swiss Market Index March Futures	03/2016	CHF	2,738,947	60,218
CitiBank	Wheat March Futures^	02/2016	USD	599,575	(59,030)
CitiBank	Wheat March Futures^	02/2016	USD	(596,419)	55,876
Merrill Lynch	Wheat March Futures^	03/2016	USD	(155,700)	14,688
Merrill Lynch	Wheat March Futures^	03/2016	USD	156,000	(14,988)

					$(699,545)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
4	Barclays Capital	KOSPI Index 200 Futures	03/2016	$405,201	$410,132	$4,931
154	Goldman Sachs	Brent Crude Futures^	02/2016	6,397,347	5,933,620	(463,727)
7	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	214,777	224,770	9,993
42	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	2,122,353	1,995,525	(126,828)
172	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	3,419,577	3,085,250	(334,327)
34	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	1,058,225	1,075,760	17,535
5	Morgan Stanley and Co., International PLC	Feeder Cattle Futures^	03/2016	425,334	409,125	(16,209)
80	Goldman Sachs	Gas Oil Futures^	03/2016	3,087,614	2,738,000	(349,614)
36	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	02/2016	1,927,427	1,962,879	35,452
83	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	9,467,424	8,799,660	(667,764)
5	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	121,903	117,125	(4,778)
30	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	02/2016	1,670,718	1,447,614	(223,104)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
8	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	$ 195,810	$ 191,360	$ (4,450)
13	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	738,008	711,360	(26,648)
10	J.P. Morgan	LME Aluminum Futures^	01/2016	390,484	375,150	(15,334)
11	J.P. Morgan	LME Aluminum Futures^	01/2016	434,406	413,532	(20,874)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	116,376	112,886	(3,490)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	115,621	112,913	(2,708)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	38,023	37,637	(386)
2	J.P. Morgan	LME Aluminum Futures^	01/2016	75,854	75,275	(579)
4	J.P. Morgan	LME Aluminum Futures^	01/2016	148,552	150,550	1,998
3	J.P. Morgan	LME Aluminum Futures^	01/2016	111,102	112,935	1,833
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,477	37,705	228
7	J.P. Morgan	LME Aluminum Futures^	02/2016	262,517	264,206	1,689
13	J.P. Morgan	LME Aluminum Futures^	02/2016	475,673	490,467	14,794
9	J.P. Morgan	LME Aluminum Futures^	03/2016	334,035	339,694	5,659
160	J.P. Morgan	LME Aluminum Futures^	03/2016	6,348,334	6,030,999	(317,335)
17	J.P. Morgan	LME Aluminum Futures^	03/2016	631,167	641,007	9,840
1	J.P. Morgan	LME Aluminum Futures^	03/2016	36,752	37,691	939
1	J.P. Morgan	LME Copper Futures^	01/2016	128,752	117,655	(11,097)
13	J.P. Morgan	LME Copper Futures^	01/2016	1,667,630	1,529,808	(137,822)
7	J.P. Morgan	LME Copper Futures^	01/2016	930,323	824,294	(106,029)
1	J.P. Morgan	LME Copper Futures^	01/2016	131,432	117,801	(13,631)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,656	117,813	(12,843)
1	J.P. Morgan	LME Copper Futures^	01/2016	129,177	117,787	(11,390)
2	J.P. Morgan	LME Copper Futures^	01/2016	262,583	235,556	(27,027)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,037	117,760	(12,277)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,449	117,750	(12,699)
2	J.P. Morgan	LME Copper Futures^	01/2016	259,823	235,505	(24,318)
2	J.P. Morgan	LME Copper Futures^	01/2016	257,839	235,510	(22,329)
1	J.P. Morgan	LME Copper Futures^	02/2016	126,176	117,772	(8,404)
1	J.P. Morgan	LME Copper Futures^	02/2016	121,579	117,781	(3,798)
2	J.P. Morgan	LME Copper Futures^	02/2016	230,805	235,549	4,744
3	J.P. Morgan	LME Copper Futures^	03/2016	342,009	353,231	11,222
1	J.P. Morgan	LME Copper Futures^	03/2016	114,652	117,733	3,081
67	J.P. Morgan	LME Copper Futures^	03/2016	8,712,452	7,886,319	(826,133)
7	J.P. Morgan	LME Copper Futures^	03/2016	811,142	824,031	12,889
5	J.P. Morgan	LME Lead Futures^	01/2016	202,833	224,623	21,790
4	J.P. Morgan	LME Lead Futures^	01/2016	166,410	179,693	13,283
4	J.P. Morgan	LME Lead Futures^	01/2016	182,511	179,680	(2,831)
2	J.P. Morgan	LME Lead Futures^	02/2016	83,006	89,835	6,829
1	J.P. Morgan	LME Lead Futures^	02/2016	40,502	44,929	4,427
2	J.P. Morgan	LME Lead Futures^	03/2016	81,941	89,855	7,914
37	J.P. Morgan	LME Lead Futures^	03/2016	1,660,265	1,661,994	1,729
6	J.P. Morgan	LME Lead Futures^	03/2016	258,052	269,518	11,466
3	J.P. Morgan	LME Nickel Futures^	01/2016	177,802	158,050	(19,752)
2	J.P. Morgan	LME Nickel Futures^	01/2016	121,205	105,379	(15,826)
1	J.P. Morgan	LME Nickel Futures^	01/2016	61,853	52,731	(9,122)
1	J.P. Morgan	LME Nickel Futures^	01/2016	62,616	52,733	(9,883)
2	J.P. Morgan	LME Nickel Futures^	01/2016	126,008	105,488	(20,520)
2	J.P. Morgan	LME Nickel Futures^	02/2016	108,486	105,633	(2,853)
1	J.P. Morgan	LME Nickel Futures^	03/2016	51,577	52,883	1,306
23	J.P. Morgan	LME Nickel Futures^	03/2016	1,444,518	1,216,332	(228,186)
10	J.P. Morgan	LME Nickel Futures^	03/2016	520,885	528,870	7,985

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
6	J.P. Morgan	LME Zinc Futures^	01/2016	$ 248,450	$ 238,984	$ (9,466)
6	J.P. Morgan	LME Zinc Futures^	01/2016	251,565	239,130	(12,435)
3	J.P. Morgan	LME Zinc Futures^	01/2016	136,401	119,819	(16,582)
1	J.P. Morgan	LME Zinc Futures^	01/2016	43,628	40,027	(3,601)
1	J.P. Morgan	LME Zinc Futures^	01/2016	43,603	40,030	(3,573)
1	J.P. Morgan	LME Zinc Futures^	01/2016	43,002	40,034	(2,968)
5	J.P. Morgan	LME Zinc Futures^	02/2016	208,137	200,303	(7,834)
2	J.P. Morgan	LME Zinc Futures^	02/2016	80,855	80,175	(680)
2	J.P. Morgan	LME Zinc Futures^	02/2016	75,605	80,213	4,608
60	J.P. Morgan	LME Zinc Futures^	03/2016	2,666,196	2,413,500	(252,696)
47	Morgan Stanley and Co., International PLC	Natural Gas Futures^	02/2016	1,029,224	1,110,610	81,386
93	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	7,145,227	6,418,395	(726,832)
35	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	1,535,857	1,512,438	(23,419)
27	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	790,216	716,850	(73,366)
153	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	2,795,920	2,822,850	26,930
196	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	2,880,088	3,345,485	465,397
59	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	1,528,199	1,386,500	(141,699)
220	Morgan Stanley and Co., International PLC	WTI Crude Futures^	02/2016	8,859,693	8,397,400	(462,293)
8	Barclays Capital	Amsterdam Index Futures	01/2016	757,716	768,289	10,573
41	Barclays Capital	CAC40 Index Futures	01/2016	2,058,599	2,066,765	8,166
9	Barclays Capital	DAX Index Futures	03/2016	2,589,025	2,633,956	44,931
46	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	5,156,795	5,204,900	48,105
277	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	9,786,695	9,879,796	93,101
51	Barclays Capital	FTSE 100 Index Futures	03/2016	4,549,859	4,659,917	110,058
34	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	974,975	1,017,296	42,321
7	Barclays Capital	FTSE/MIB Index Futures	03/2016	820,704	815,574	(5,130)
14	Barclays Capital	Hang Seng Index Futures	01/2016	1,989,458	1,978,955	(10,503)
7	Barclays Capital	H-SHARES Index Futures	01/2016	444,607	438,287	(6,320)
2	Barclays Capital	IBEX 35 Index Futures	01/2016	214,046	207,054	(6,992)
4	J.P. Morgan	KOSPI Index 200 Futures	03/2016	410,666	410,132	(534)
16	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	488,928	487,040	(1,888)
485	Barclays Capital	S&P 500 E-Mini Futures	03/2016	48,749,212	49,358,450	609,238
42	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	5,816,172	5,852,700	36,528
38	Barclays Capital	SPI 200 Index Futures	03/2016	3,418,790	3,639,237	220,447
71	Barclays Capital	TOPIX Index Futures	03/2016	9,276,610	9,141,188	(135,422)
13	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	16,092,391	16,119,806	27,415
125	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	11,508,297	11,558,305	50,008
112	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	11,184,589	11,412,069	227,480
643	Goldman Sachs	Euro-Bund Futures	03/2016	111,828,495	110,351,375	(1,477,120)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
20	Goldman Sachs	Long Gilt Futures	03/2016	$ 3,457,209	$ 3,442,847	$ (14,362)
1,648	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	208,094,217	207,493,500	(600,717)

				550,805,998	545,012,889	(5,793,109)

Short Contracts:
10	J.P. Morgan	LME Aluminum Futures^	01/2016	$(390,476)	$(375,151)	$15,325
11	J.P. Morgan	LME Aluminum Futures^	01/2016	(434,211)	(413,532)	20,679
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(115,866)	(112,886)	2,980
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(115,343)	(112,913)	2,430
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(37,922)	(37,637)	285
2	J.P. Morgan	LME Aluminum Futures^	01/2016	(75,545)	(75,275)	270
4	J.P. Morgan	LME Aluminum Futures^	01/2016	(148,490)	(150,550)	(2,060)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(111,368)	(112,935)	(1,567)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,377)	(37,706)	(329)
7	J.P. Morgan	LME Aluminum Futures^	02/2016	(263,328)	(264,207)	(879)
13	J.P. Morgan	LME Aluminum Futures^	02/2016	(475,768)	(490,467)	(14,699)
9	J.P. Morgan	LME Aluminum Futures^	03/2016	(332,973)	(339,694)	(6,721)
35	J.P. Morgan	LME Aluminum Futures^	03/2016	(1,301,953)	(1,319,281)	(17,328)
17	J.P. Morgan	LME Aluminum Futures^	03/2016	(628,976)	(641,006)	(12,030)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(36,888)	(37,692)	(804)
1	J.P. Morgan	LME Copper Futures^	01/2016	(129,647)	(117,655)	11,992
13	J.P. Morgan	LME Copper Futures^	01/2016	(1,665,912)	(1,529,808)	136,104
7	J.P. Morgan	LME Copper Futures^	01/2016	(930,008)	(824,294)	105,714
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,310)	(117,801)	12,509
1	J.P. Morgan	LME Copper Futures^	01/2016	(129,623)	(117,813)	11,810
1	J.P. Morgan	LME Copper Futures^	01/2016	(128,485)	(117,787)	10,698
2	J.P. Morgan	LME Copper Futures^	01/2016	(261,033)	(235,557)	25,476
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,123)	(117,760)	12,363
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,128)	(117,750)	12,378
2	J.P. Morgan	LME Copper Futures^	01/2016	(260,745)	(235,505)	25,240
2	J.P. Morgan	LME Copper Futures^	01/2016	(257,495)	(235,509)	21,986
1	J.P. Morgan	LME Copper Futures^	02/2016	(126,079)	(117,772)	8,307
1	J.P. Morgan	LME Copper Futures^	02/2016	(120,947)	(117,781)	3,166
2	J.P. Morgan	LME Copper Futures^	02/2016	(230,277)	(235,549)	(5,272)
3	J.P. Morgan	LME Copper Futures^	03/2016	(340,203)	(353,231)	(13,028)
1	J.P. Morgan	LME Copper Futures^	03/2016	(114,640)	(117,734)	(3,094)
19	J.P. Morgan	LME Copper Futures^	03/2016	(2,261,942)	(2,236,419)	25,523
7	J.P. Morgan	LME Copper Futures^	03/2016	(804,023)	(824,031)	(20,008)
5	J.P. Morgan	LME Lead Futures^	01/2016	(203,738)	(224,623)	(20,885)
4	J.P. Morgan	LME Lead Futures^	01/2016	(166,786)	(179,693)	(12,907)
4	J.P. Morgan	LME Lead Futures^	01/2016	(180,901)	(179,680)	1,221
2	J.P. Morgan	LME Lead Futures^	02/2016	(83,010)	(89,835)	(6,825)
1	J.P. Morgan	LME Lead Futures^	02/2016	(40,422)	(44,929)	(4,507)
2	J.P. Morgan	LME Lead Futures^	03/2016	(81,995)	(89,854)	(7,859)
17	J.P. Morgan	LME Lead Futures^	03/2016	(732,218)	(763,618)	(31,400)
6	J.P. Morgan	LME Lead Futures^	03/2016	(257,957)	(269,519)	(11,562)
3	J.P. Morgan	LME Nickel Futures^	01/2016	(179,253)	(158,049)	21,204
2	J.P. Morgan	LME Nickel Futures^	01/2016	(121,451)	(105,379)	16,072
1	J.P. Morgan	LME Nickel Futures^	01/2016	(61,497)	(52,731)	8,766
1	J.P. Morgan	LME Nickel Futures^	01/2016	(62,458)	(52,734)	9,724
2	J.P. Morgan	LME Nickel Futures^	01/2016	(125,563)	(105,488)	20,075
2	J.P. Morgan	LME Nickel Futures^	02/2016	(107,555)	(105,633)	1,922
1	J.P. Morgan	LME Nickel Futures^	03/2016	(51,625)	(52,884)	(1,259)
14	J.P. Morgan	LME Nickel Futures^	03/2016	(750,685)	(740,376)	10,309

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
10	J.P. Morgan	LME Nickel Futures^	03/2016	$ (521,468)	$ (528,870)	$ (7,402)
6	J.P. Morgan	LME Zinc Futures^	01/2016	(250,782)	(238,984)	11,798
6	J.P. Morgan	LME Zinc Futures^	01/2016	(251,503)	(239,130)	12,373
3	J.P. Morgan	LME Zinc Futures^	01/2016	(136,943)	(119,819)	17,124
1	J.P. Morgan	LME Zinc Futures^	01/2016	(43,681)	(40,026)	3,655
1	J.P. Morgan	LME Zinc Futures^	01/2016	(43,414)	(40,031)	3,383
1	J.P. Morgan	LME Zinc Futures^	01/2016	(42,931)	(40,034)	2,897
5	J.P. Morgan	LME Zinc Futures^	02/2016	(207,554)	(200,304)	7,250
2	J.P. Morgan	LME Zinc Futures^	02/2016	(80,511)	(80,174)	337
2	J.P. Morgan	LME Zinc Futures^	02/2016	(75,273)	(80,213)	(4,940)
50	J.P. Morgan	LME Zinc Futures^	03/2016	(2,222,679)	(2,011,250)	211,429

				(19,741,957)	(19,124,548)	617,409

				$531,064,041	$525,888,341	$(5,175,700)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward	foreign currency exchange contracts outstanding as of December 31, 2015:

Over	the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	19,237,000	$4,833,335	$4,749,723	$(83,612)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	19,237,000	4,833,388	4,749,723	(83,665)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	109,000	110,373	109,163	(1,210)
Chinese Renminbi, Expiring 03/16/16*	CitiBank	CNY	56,202,000	8,632,642	8,466,642	(166,000)
Chinese Renminbi, Expiring 03/16/16*	Credit Suisse International	CNY	56,202,000	8,632,796	8,466,642	(166,154)
Euro, Expiring 03/16/16	CitiBank	EUR	15,130,500	16,595,382	16,473,284	(122,098)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	22,232,266	24,370,975	24,205,309	(165,666)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	1,906,644	2,870,838	2,811,113	(59,725)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	2,804,500	362,011	362,076	65
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	2,804,500	362,012	362,076	64
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	2,034,208,500	7,018,717	7,001,544	(17,173)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	2,034,208,500	7,018,943	7,001,544	(17,399)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	319,595,500	4,718,269	4,773,997	55,728
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	319,595,500	4,718,269	4,773,997	55,728

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	9,072,046,000	$ 7,809,648	$ 7,724,611	$ (85,037)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	9,072,045,999	7,809,745	7,724,611	(85,134)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	92,965,500	5,584,851	5,366,280	(218,571)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	92,965,500	5,584,841	5,366,280	(218,561)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	20,480,000	5,124,820	5,213,596	88,776
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	20,480,000	5,124,830	5,213,596	88,766
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	34,397,000	11,533,704	11,557,915	24,211
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	34,397,000	11,533,456	11,557,916	24,460
South African Rand, Expiring 03/16/16	CitiBank	ZAR	47,854,501	3,278,931	3,053,300	(225,631)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	47,854,501	3,278,972	3,053,300	(225,672)

				$161,741,748	$160,138,238	$(1,603,510)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(3,683,000)	$(922,989)	$(909,353)	$13,636
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(3,683,000)	(922,989)	(909,353)	13,636
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(436,500)	(437,650)	(437,155)	495
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(710,500)	(716,281)	(711,565)	4,716
Chinese Renminbi, Expiring 03/16/16*	CitiBank	CNY	(14,240,000)	(2,157,755)	(2,145,207)	12,548
Chinese Renminbi, Expiring 03/16/16*	Credit Suisse International	CNY	(14,240,000)	(2,154,492)	(2,145,207)	9,285
Euro, Expiring 03/16/16	CitiBank	EUR	(55,186,330)	(58,747,412)	(60,083,940)	(1,336,528)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(56,932,702)	(60,656,977)	(61,985,297)	(1,328,320)
British Pound, Expiring 03/16/16	CitiBank	GBP	(6,616,728)	(9,927,103)	(9,755,555)	171,548
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(6,960,200)	(10,445,387)	(10,261,962)	183,425
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(5,659,000)	(730,238)	(730,608)	(370)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(1,084,004,500)	(3,757,657)	(3,731,036)	26,621
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(1,084,004,500)	(3,756,467)	(3,731,036)	25,431
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	(124,057,000)	(1,825,474)	(1,853,116)	(27,642)
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	(124,057,000)	(1,825,473)	(1,853,116)	(27,643)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(3,669,960,000)	$ (3,104,908)	$ (3,124,874)	$ (19,966)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(3,669,960,000)	(3,104,906)	(3,124,874)	(19,968)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(52,731,000)	(3,063,234)	(3,043,810)	19,424
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(52,731,000)	(3,063,229)	(3,043,810)	19,419
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(12,588,500)	(3,165,133)	(3,204,657)	(39,524)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(12,588,500)	(3,164,892)	(3,204,657)	(39,765)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(12,995,000)	(4,301,062)	(4,366,518)	(65,456)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(12,995,000)	(4,300,895)	(4,366,518)	(65,623)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(24,720,500)	(1,654,254)	(1,577,262)	76,992
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(24,720,500)	(1,653,711)	(1,577,262)	76,449

				(189,560,568)	(191,877,748)	(2,317,180)

				$(27,818,820)	$(31,739,510)	$(3,920,690)

*	Non-deliverable forward (See Note 4).

BRL - Brazilian Real

CHF - Swiss Franc

CNY - Chinese Renminbi

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

INR - Indian Rupee

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

SGD - Singapore Dollar

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$212,082	$—	$212,082

Barclays Capital
Cash	—	4,715,270	4,715,270

CitiBank
Cash	—	10,642,183	10,642,183
Money Market Funds	3,980,004	—	3,980,004

Credit Suisse International
Money Market Funds	2,200,015	—	2,200,015

Goldman Sachs
Cash	—	1,245,723	1,245,723
Money Market Funds	60,000	—	60,000
U.S. Treasury Bills	—	2,469,555	2,469,555

J.P. Morgan
Cash	—	182,023	182,023

Morgan Stanley and Co., International PLC
Cash	—	3,538,779	3,538,779
Money Market Funds	1,601,663	—	1,601,663

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$200,139	$—	$200,139

Deutsche Bank
Money Market Funds	920,037	—	920,037

Goldman Sachs
Cash	—	1,835,671	1,835,671

J.P. Morgan
Cash	—	2,720,760	2,720,760

Macquarie Capital
Money Market Funds	190,001	—	190,001

Merrill Lynch
Money Market Funds	290,363	—	290,363

Morgan Stanley and Co., International PLC
Cash	—	9,153,692	9,153,692

Societe Generale
Money Market Funds	120,000	—	120,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

GOVERNMENT RELATED OBLIGATIONS - 13.9%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Sovereign Debt - 13.9%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	518	$589,667
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.101%	04/15/26	EUR	1,110	1,267,022
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	724	866,085
France Government Bond OAT (France)	0.100%	07/25/21	EUR	202	227,914
France Government Bond OAT (France)	0.100%	03/01/25	EUR	300	334,251
France Government Bond OAT (France)	0.250%	07/25/24	EUR	305	348,336
France Government Bond OAT (France)	1.198%	07/25/22	EUR	326	394,326
France Government Bond OAT (France)	2.250%	07/25/20	EUR	733	909,552
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	685	1,070,927
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/26	GBP	502	789,647

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $7,101,375)					6,797,727

U.S. TREASURY OBLIGATIONS - 21.2%
U.S. Treasury Inflation Protected Securities - 21.2%
U.S. Treasury Inflation Protected Securities (a)	0.125%	04/15/19	USD	3,140	3,168,448
U.S. Treasury Inflation Protected Securities (a)	0.125%	04/15/20	USD	3,600	3,609,626
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	970	922,755
U.S. Treasury Inflation Protected Securities	0.250%	01/15/25	USD	1,300	1,245,989
U.S. Treasury Inflation Protected Securities	0.375%	07/15/25	USD	1,430	1,388,550

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,385,753)					10,335,368

MONEY MARKET FUNDS - 51.9%	SHARES
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(b)	240,036	240,036
Dreyfus Treasury Cash Management, Class I, 0.090% ^(b)	960,143	960,143
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(b)(c)	22,193,796	22,193,796
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(b)(c)	740,031	740,031
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(b)	1,200,179	1,200,179

TOTAL MONEY MARKET FUNDS (cost $25,334,185)		25,334,185

SHORT-TERM INVESTMENTS - 20.9%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.067%, 04/07/2016 (d)	$815	814,680
U.S. Treasury Bill, 0.141%, 01/28/2016 ^(d)	3,143	3,142,727
U.S. Treasury Bill, 0.160%, 02/04/2016 (d)	941	940,918
U.S. Treasury Bill, 0.264%, 03/03/2016 (d)	1,557	1,557,726
U.S. Treasury Bill, 0.327%, 05/19/2016 ^(d)	3,481	3,480,598
U.S. Treasury Bill, 0.342%, 05/26/2016 ^(d)	250	249,614

TOTAL SHORT-TERM INVESTMENTS (cost $10,185,928)		10,186,263

REPURCHASE AGREEMENTS - 5.2%
CitiBank, 0.25%, dated 12/30/15, due 01/06/16, repurchase price $1,303,524, collateralized by U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/20	1,303	1,303,461
J.P. Morgan Securities, Inc., 0.40%, dated 12/30/15, due 01/06/16, repurchase price $1,222,595, collateralized by U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/19	1,223	1,222,500

TOTAL REPURCHASE AGREEMENTS (cost $2,525,961)		2,525,961

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 113.1% (cost $55,533,202)		55,179,504

LIABILITIES IN EXCESS OF OTHER ASSETS - (13.1%) (e)		(6,383,573)

NET ASSETS - 100.0%		$48,795,931

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

All securities are United States companies, unless noted otherwise in parentheses.

(a)	On December 31, 2015, securities valued at $6,778,074 were pledged as collateral for repurchase agreements and reverse repurchase agreements outstanding.
(b)	Represents annualized seven-day yield as of the close of the reporting period.
(c)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(d)	The rate shown is the effective yield at the date of purchase.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Reverse repurchase agreements at December 31, 2015:

Over the Counter

COUNTERPARTY	TRADE DATE	RATE	DUE DATE	PRINCIPAL AMOUNT AND VALUE OF REVERSE REPURCHASE AGREEMENT
CitiBank	12/23/2015	0.52%	1/20/2016	$299,246
CitiBank	11/16/2015	0.52%	1/20/2016	4,594,164
J.P. Morgan Securities, Inc.	11/16/2015	0.52%	1/20/2016	4,040,000
J.P. Morgan Securities, Inc.	12/23/2015	0.60%	1/20/2016	299,625

				$9,233,035

The weighted average daily balance of the reverse repurchase agreements during the period ended December 31, 2015 was $12,723,419 at a net weighted average interest rate of 0.315%.

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index February Futures	02/2016	BRL	686,045	$(7,066)
CitiBank	Corn March Futures^	02/2016	USD	96,501	(6,814)
Deutsche Bank	Corn March Futures^	02/2016	USD	417,177	(40,490)
Macquarie Capital	Corn March Futures^	02/2016	USD	39,560	(3,685)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	185,931	3,910
Deutsche Bank	Cotton No. 2 March Futures^	02/2016	USD	31,135	505
Macquarie Capital	Cotton No. 2 March Futures^	02/2016	USD	30,894	746
Bank of America	Hang Seng Index January Futures	01/2016	HKD	1,103,929	(1,087)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	8,425,467	(22,734)
Goldman Sachs	H-SHARES Index January Futures	01/2016	HKD	497,340	(1,560)
Bank of America	KOSPI Index 200 March Futures	03/2016	KRW	239,090,500	1,143
Deutsche Bank	Lean Hogs February Futures^	02/2016	USD	99,667	(3,987)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	123,022	(3,422)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	(25,388)	(339)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	(148,968)	(15,183)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	623,637	(21,704)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	MSCI Taiwan Stock Index January Futures	01/2016	USD	215,024	$ (1,944)
Goldman Sachs	SGX S&P CNX Nifty Index January Futures	01/2016	USD	63,506	78
CitiBank	Soybean March Futures^	02/2016	USD	347,690	(1,990)
Deutsche Bank	Soybean March Futures^	02/2016	USD	(42,787)	(425)
Deutsche Bank	Soybean March Futures^	02/2016	USD	129,713	(75)
Macquarie Capital	Soybean March Futures^	02/2016	USD	302,260	227
Macquarie Capital	Soybean Oil March Futures^	02/2016	USD	37,020	(120)
Societe Generale	Soybean March Futures^	02/2016	USD	43,118	95
Goldman Sachs	Swiss Market Index March Futures	03/2016	CHF	595,367	16,982
Goldman Sachs	Taiwan Stock Exchange January Futures	01/2016	TWD	6,442,582	5,416
CitiBank	Wheat March Futures^	02/2016	USD	(77,794)	7,288
CitiBank	Wheat March Futures^	02/2016	USD	78,599	(8,093)

					$(104,328)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
26	Goldman Sachs	Brent Crude Futures^	02/2016	$1,057,033	$1,001,781	$(55,252)
1	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	30,682	32,110	1,428
6	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	310,264	285,075	(25,189)
20	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	393,666	358,750	(34,916)
2	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	62,414	63,280	866
1	Morgan Stanley and Co., International PLC	Feeder Cattle Futures^	03/2016	85,067	81,825	(3,242)
11	Goldman Sachs	Gas Oil Futures^	03/2016	418,017	376,475	(41,542)
7	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	02/2016	373,528	381,671	8,143
13	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	1,461,857	1,378,260	(83,597)
1	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	23,942	23,425	(517)
6	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	02/2016	329,781	289,523	(40,258)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
4	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	$ 95,196	$ 95,680	$ 484
2	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	111,230	109,440	(1,790)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	39,253	37,533	(1,720)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	37,138	37,638	500
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,502	37,743	241
1	J.P. Morgan	LME Aluminum Futures^	02/2016	36,590	37,728	1,138
1	J.P. Morgan	LME Aluminum Futures^	03/2016	37,115	37,744	629
27	J.P. Morgan	LME Aluminum Futures^	03/2016	1,079,176	1,017,731	(61,445)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	111,382	113,118	1,736
3	J.P. Morgan	LME Aluminum Futures^	03/2016	110,257	113,075	2,818
1	J.P. Morgan	LME Aluminum Futures^	03/2016	38,165	37,683	(482)
2	J.P. Morgan	LME Copper Futures^	01/2016	256,558	235,355	(21,203)
1	J.P. Morgan	LME Copper Futures^	01/2016	133,213	117,756	(15,457)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,449	117,750	(12,699)
10	J.P. Morgan	LME Copper Futures^	03/2016	1,304,057	1,177,062	(126,995)
1	J.P. Morgan	LME Copper Futures^	03/2016	115,877	117,718	1,841
1	J.P. Morgan	LME Lead Futures^	01/2016	41,603	44,924	3,321
1	J.P. Morgan	LME Lead Futures^	02/2016	41,503	44,918	3,415
6	J.P. Morgan	LME Lead Futures^	03/2016	270,567	269,513	(1,054)
1	J.P. Morgan	LME Lead Futures^	03/2016	43,009	44,920	1,911
1	J.P. Morgan	LME Nickel Futures^	01/2016	63,004	52,744	(10,260)
3	J.P. Morgan	LME Nickel Futures^	03/2016	190,529	158,652	(31,877)
2	J.P. Morgan	LME Nickel Futures^	03/2016	104,177	105,774	1,597
1	J.P. Morgan	LME Zinc Futures^	01/2016	41,927	39,855	(2,072)
1	J.P. Morgan	LME Zinc Futures^	02/2016	41,627	40,060	(1,567)
12	J.P. Morgan	LME Zinc Futures^	03/2016	528,659	482,700	(45,959)
1	J.P. Morgan	LME Zinc Futures^	03/2016	38,153	40,217	2,064
1	J.P. Morgan	LME Zinc Futures^	03/2016	40,359	40,225	(134)
8	Morgan Stanley and Co., International PLC	Natural Gas Futures^	02/2016	173,709	189,040	15,331
13	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	998,886	897,195	(101,691)
5	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	220,359	216,063	(4,296)
4	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	117,490	106,200	(11,290)
20	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	367,068	369,000	1,932
27	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	380,538	460,858	80,320
8	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	206,991	188,000	(18,991)
29	Morgan Stanley and Co., International PLC	WTI Crude Futures^	02/2016	1,166,423	1,106,930	(59,493)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	Barclays Capital	Amsterdam Index Futures	01/2016	$ 93,977	$ 96,036	$ 2,059
7	Barclays Capital	CAC40 Index Futures	01/2016	351,368	352,862	1,494
1	Barclays Capital	DAX Index Futures	03/2016	284,086	292,662	8,576
7	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	784,015	792,050	8,035
41	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	1,450,797	1,462,352	11,555
9	Barclays Capital	FTSE 100 Index Futures	03/2016	798,096	822,338	24,242
8	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	231,168	239,364	8,196
1	Barclays Capital	FTSE/MIB Index Futures	03/2016	117,528	116,511	(1,017)
3	Barclays Capital	Hang Seng Index Futures	01/2016	426,236	424,061	(2,175)
3	Barclays Capital	H-SHARES Index Futures	01/2016	191,874	187,838	(4,036)
1	Barclays Capital	IBEX 35 Index Futures	01/2016	107,023	103,527	(3,496)
5	Barclays Capital	KOSPI Index 200 Futures	03/2016	506,937	512,665	5,728
4	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	122,955	121,760	(1,195)
79	Barclays Capital	S&P 500 E-Mini Futures	03/2016	7,938,618	8,039,830	101,212
7	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	967,762	975,450	7,688
1	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	15,886	15,896	10
5	Barclays Capital	SPI 200 Index Futures	03/2016	450,057	478,847	28,790
11	Barclays Capital	TOPIX Index Futures	03/2016	1,433,879	1,416,240	(17,639)
28	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	3,466,854	3,472,424	5,570
22	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	2,025,479	2,034,262	8,783
15	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	1,497,584	1,528,402	30,818
102	Goldman Sachs	Euro-Bund Futures	03/2016	17,716,896	17,505,194	(211,702)
3	Goldman Sachs	Long Gilt Futures	03/2016	518,581	516,427	(2,154)
267	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	33,718,306	33,616,968	(101,338)

				88,511,952	87,734,683	(777,269)

Short Contracts:
1	J.P. Morgan	LME Aluminum Futures^	01/2016	$(39,220)	$(37,533)	$1,687
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(37,122)	(37,637)	(515)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,618)	(37,743)	(125)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(36,598)	(37,729)	(1,131)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(36,997)	(37,744)	(747)
10	J.P. Morgan	LME Aluminum Futures^	03/2016	(372,675)	(376,937)	(4,262)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(110,996)	(113,119)	(2,123)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(110,663)	(113,075)	(2,412)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(38,198)	(37,684)	514
2	J.P. Morgan	LME Copper Futures^	01/2016	(256,294)	(235,355)	20,939
1	J.P. Morgan	LME Copper Futures^	01/2016	(133,372)	(117,756)	15,616
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,128)	(117,750)	12,378
3	J.P. Morgan	LME Copper Futures^	03/2016	(357,976)	(353,119)	4,857
1	J.P. Morgan	LME Copper Futures^	03/2016	(114,860)	(117,718)	(2,858)
1	J.P. Morgan	LME Lead Futures^	01/2016	(41,697)	(44,924)	(3,227)
1	J.P. Morgan	LME Lead Futures^	02/2016	(41,505)	(44,917)	(3,412)
3	J.P. Morgan	LME Lead Futures^	03/2016	(126,367)	(134,756)	(8,389)
1	J.P. Morgan	LME Lead Futures^	03/2016	(42,993)	(44,920)	(1,927)
1	J.P. Morgan	LME Nickel Futures^	01/2016	(62,782)	(52,744)	10,038
2	J.P. Morgan	LME Nickel Futures^	03/2016	(104,155)	(105,768)	(1,613)
2	J.P. Morgan	LME Nickel Futures^	03/2016	(104,293)	(105,773)	(1,480)
1	J.P. Morgan	LME Zinc Futures^	01/2016	(41,917)	(39,855)	2,062
1	J.P. Morgan	LME Zinc Futures^	02/2016	(41,511)	(40,061)	1,450
9	J.P. Morgan	LME Zinc Futures^	03/2016	(395,487)	(362,025)	33,462
1	J.P. Morgan	LME Zinc Futures^	03/2016	(37,972)	(40,217)	(2,245)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1	J.P. Morgan	LME Zinc Futures^	03/2016	$(40,323)	$(40,225)	$98

				(2,893,719)	(2,827,084)	66,635

				$85,618,233	$84,907,599	$(710,634)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	1,865,280	$2,038,188	$2,030,817	$(7,371)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	337,914	506,610	498,213	(8,397)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	624,500	80,613	80,626	13
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	624,500	80,618	80,626	8

				$2,706,029	$2,690,282	$(15,747)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(15,000)	$(3,762)	$(3,704)	$58
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(15,000)	(3,762)	(3,704)	58
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(26,498)	(26,567)	(26,538)	29
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(63,502)	(64,048)	(63,597)	451
Euro, Expiring 03/16/16	CitiBank	EUR	(2,974,569)	(3,166,292)	(3,238,552)	(72,260)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(3,547,701)	(3,792,598)	(3,862,547)	(69,949)
British Pound, Expiring 03/16/16	CitiBank	GBP	(750,145)	(1,125,446)	(1,105,997)	19,449
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(864,163)	(1,295,189)	(1,274,103)	21,086
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(887,000)	(114,474)	(114,516)	(42)

				(9,592,138)	(9,693,258)	(101,120)

				$(6,886,109)	$(7,002,976)	$(116,867)

*	Non-deliverable forward (See Note 4).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II HV FUND

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$120,000	$—	$120,000

Barclays Capital
Cash	—	632,528	632,528

CitiBank
Money Market Funds	280,000	—	280,000
U.S. Treasury Inflation Protected Securities	3,609,626	—	3,609,626

Credit Suisse International
Money Market Funds	120,003	—	120,003

Goldman Sachs
Cash	—	576,027	576,027
Money Market Funds	140,000	—	140,000

J.P. Morgan
Cash	—	28,716	28,716
U.S. Treasury Inflation Protected Securities	3,168,448	—	3,168,448

Morgan Stanley and Co., International PLC
Cash	—	577,673	577,673

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$150,009	$—	$150,009

Deutsche Bank
Money Market Funds	210,019	—	210,019

Goldman Sachs
Cash	—	263,390	263,390

J.P. Morgan
Cash	—	430,667	430,667

Morgan Stanley and Co., International PLC
Cash	—	802,985	802,985

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

GOVERNMENT RELATED OBLIGATIONS - 11.3%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
Sovereign Debt - 11.3%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	726	$825,535
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/26	EUR	1,715	1,958,125
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	1,206	1,443,475
France Government Bond OAT (France)	0.100%	07/25/21	EUR	404	455,828
France Government Bond OAT (France)	0.100%	03/01/25	EUR	400	445,668
France Government Bond OAT (France)	0.250%	07/25/24	EUR	407	464,447
France Government Bond OAT (France)	1.198%	07/25/22	EUR	434	525,768
France Government Bond OAT (France)	2.250%	07/25/20	EUR	1,099	1,364,328
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	964	1,505,990
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/26	GBP	804	1,263,435

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $10,803,334)					10,252,599

U.S. TREASURY OBLIGATIONS - 17.0%
U.S. Treasury Inflation Protected Securities - 17.0%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/19	USD	4,600	4,641,675
U.S. Treasury Inflation Protected Securities	0.125%	04/15/20	USD	5,400	5,414,439
U.S. Treasury Inflation Protected Securities	0.125%	07/15/24	USD	1,500	1,426,941
U.S. Treasury Inflation Protected Securities	0.250%	01/15/25	USD	1,900	1,821,061
U.S. Treasury Inflation Protected Securities	0.375%	07/15/25	USD	2,100	2,039,129

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,465,262)					15,343,245

MONEY MARKET FUNDS - 47.7%	SHARES
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% ^(a)	657,712	657,712
Dreyfus Treasury Cash Management, Class I, 0.090% ^(a)	2,630,847	2,630,847
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(a)	35,548,297	35,548,297
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(a)(b)	900,039	900,039
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% ^(a)	3,288,559	3,288,559

TOTAL MONEY MARKET FUNDS (cost $43,025,454)		43,025,454

SHORT-TERM INVESTMENTS - 20.9%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.066%, 04/07/2016 (c)	$2,940	2,939,847
U.S. Treasury Bill, 0.098%, 03/31/2016 (c)	1,569	1,568,338
U.S. Treasury Bill, 0.141%, 01/28/2016 (c)^	7,269	7,269,367
U.S. Treasury Bill, 0.161%, 02/04/2016 (c)^	3,512	3,512,695
U.S. Treasury Bill, 0.263%, 03/03/2016 (c)(d)^	3,578	3,579,370

TOTAL SHORT-TERM INVESTMENTS (cost $18,869,167)		18,869,617

TOTAL INVESTMENTS IN SECURITIES, AT VALUE - 96.9% (cost $88,163,217)		87,490,915

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1% (e)		2,767,802

NET ASSETS - 100.0%		$90,258,717

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of the close of the reporting period.
(b)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	All or a portion of the security is pledged as collateral to the brokers for futures contracts.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index February Futures	02/2016	BRL	1,145,426	$(12,297)
Macquarie Capital	Brent Crude January Futures^	01/2016	USD	(54,035)	11,960
Macquarie Capital	Brent Crude January Futures^	01/2016	USD	54,035	(16,755)
Macquarie Capital	Brent Crude January Futures^	02/2016	USD	49,860	(12,190)
Macquarie Capital	Brent Crude January Futures^	02/2016	USD	(49,860)	4,830
Macquarie Capital	Brent Crude February Futures^	03/2016	USD	43,365	(4,835)
Bank of America	CNX Nifty Index January Futures	01/2016	INR	595,286	17
Macquarie Capital	Coffee ‘C’ March Futures^	02/2016	USD	48,534	(1,022)
CitiBank	Corn March Futures^	02/2016	USD	115,639	(8,014)
Deutsche Bank	Corn March Futures^	02/2016	USD	555,856	(53,606)
Macquarie Capital	Corn March Futures^	02/2016	USD	99,691	(10,003)
Societe Generale	Corn March Futures^	02/2016	USD	19,682	(1,744)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	(30,820)	(819)
CitiBank	Cotton No. 2 March Futures^	02/2016	USD	250,147	2,971
Deutsche Bank	Cotton No. 2 March Futures^	02/2016	USD	92,837	2,083
Macquarie Capital	Cotton No. 2 March Futures^	02/2016	USD	62,152	1,128
Macquarie Capital	Gas Oil January Futures^	01/2016	USD	(50,188)	16,725
Macquarie Capital	Gas Oil January Futures^	01/2016	USD	50,188	(17,562)
Macquarie Capital	Gasoline RBOB December Futures^	01/2016	USD	(59,459)	3,858
Macquarie Capital	Gasoline RBOB December Futures^	01/2016	USD	59,459	(6,241)
Macquarie Capital	Gasoline RBOB January Futures^	02/2016	USD	57,483	(4,101)
Macquarie Capital	Gasoline RBOB January Futures^	02/2016	USD	(57,483)	(1,012)
Macquarie Capital	Gasoline RBOB February Futures^	03/2016	USD	53,640	884
Macquarie Capital	Gold 100 OZ February Futures^	02/2016	USD	114,370	(8,350)
Societe Generale	Gold 100 OZ February Futures^	01/2016	USD	114,170	(8,150)
Bank of America	Hang Seng Index January Futures	01/2016	HKD	3,311,776	(3,261)
Societe Generale	Hard Red Winter Wheat March Futures^	02/2016	USD	24,385	(960)
Macquarie Capital	Heating Oil ULSD December Futures^	01/2016	USD	69,804	(23,575)
Macquarie Capital	Heating Oil ULSD December Futures^	01/2016	USD	(69,804)	17,394
Macquarie Capital	Heating Oil ULSD January Futures^	02/2016	USD	(64,367)	8,408
Macquarie Capital	Heating Oil ULSD January Futures^	02/2016	USD	64,367	(17,163)
Macquarie Capital	Heating Oil ULSD February Futures^	03/2016	USD	56,505	(8,251)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	8,921,287	(24,098)
Goldman Sachs	H-SHARES Index January Futures	01/2016	HKD	4,939,407	(11,212)
Bank of America	KOSPI Index 200 March Futures	03/2016	KRW	598,036,300	2,595
Deutsche Bank	Lean Hogs February Futures^	02/2016	USD	223,677	(8,397)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	(25,388)	(615)
Macquarie Capital	Lean Hogs February Futures^	02/2016	USD	98,777	(3,097)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	852,468	(31,650)
Deutsche Bank	Live Cattle February Futures^	02/2016	USD	(149,620)	(14,532)
Goldman Sachs	MSCI Taiwan Stock Index January Futures	01/2016	USD	368,518	(3,238)
Goldman Sachs	SGX S&P CNX Nifty Index January Futures	01/2016	USD	127,012	156
Macquarie Capital	Silver March Futures^	03/2016	USD	77,900	(8,885)
CitiBank	Soybean March Futures^	02/2016	USD	434,613	(2,488)
Deutsche Bank	Soybean March Futures^	02/2016	USD	172,486	365
Macquarie Capital	Soybean March Futures^	02/2016	USD	216,498	(436)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Societe Generale	Soybean March Futures^	02/2016	USD	215,803	$ 260
CitiBank	Soybean Meal March Futures^	02/2016	USD	28,545	(1,995)
Macquarie Capital	Soybean Oil March Futures^	02/2016	USD	54,882	468
CitiBank	Sugar #11 (World Markets) February Futures^	02/2016	USD	16,828	241
Goldman Sachs	Swiss Market Index March Futures	03/2016	CHF	678,713	21,130
Goldman Sachs	Taiwan Stock Exchange January Futures	01/2016	TWD	4,841,092	3,783
CitiBank	Wheat March Futures^	02/2016	USD	156,597	(15,585)
CitiBank	Wheat March Futures^	02/2016	USD	(155,588)	14,576
Macquarie Capital	WTI Crude January Futures^	01/2016	USD	(46,600)	7,415
Macquarie Capital	WTI Crude January Futures^	01/2016	USD	46,600	(9,560)

					$(234,452)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
36	Goldman Sachs	Brent Crude Futures^	02/2016	$1,476,511	$1,387,080	$(89,431)
2	Morgan Stanley and Co., International PLC	Cocoa Futures^	03/2016	61,365	64,220	2,855
8	Morgan Stanley and Co., International PLC	Coffee ‘C’ Futures^	03/2016	406,181	380,100	(26,081)
36	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	712,513	645,750	(66,763)
3	Morgan Stanley and Co., International PLC	Cotton No. 2 Futures^	03/2016	93,613	94,920	1,307
1	Morgan Stanley and Co., International PLC	Feeder Cattle Futures^	03/2016	85,067	81,825	(3,242)
17	Goldman Sachs	Gas Oil Futures^	03/2016	646,936	581,825	(65,111)
8	Morgan Stanley and Co., International PLC	Gasoline RBOB Futures^	02/2016	428,411	436,195	7,784
16	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	1,818,635	1,696,320	(122,315)
1	Morgan Stanley and Co., International PLC	Hard Red Winter Wheat Futures^	03/2016	25,182	23,425	(1,757)
7	Morgan Stanley and Co., International PLC	Heating Oil ULSD Futures^	02/2016	385,374	337,777	(47,597)
4	Morgan Stanley and Co., International PLC	Lean Hogs Futures^	02/2016	98,624	95,680	(2,944)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	Morgan Stanley and Co., International PLC	Live Cattle Futures^	02/2016	$ 172,373	$ 164,160	$ (8,213)
5	J.P. Morgan	LME Aluminum Futures^	01/2016	200,387	187,662	(12,725)
3	J.P. Morgan	LME Aluminum Futures^	01/2016	119,107	112,728	(6,379)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	39,792	37,593	(2,199)
2	J.P. Morgan	LME Aluminum Futures^	01/2016	76,047	75,275	(772)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	37,927	37,637	(290)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	37,034	37,645	611
1	J.P. Morgan	LME Aluminum Futures^	01/2016	36,828	37,653	825
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,477	37,705	228
1	J.P. Morgan	LME Aluminum Futures^	02/2016	37,502	37,743	241
3	J.P. Morgan	LME Aluminum Futures^	02/2016	109,771	113,185	3,414
3	J.P. Morgan	LME Aluminum Futures^	03/2016	111,345	113,231	1,886
43	J.P. Morgan	LME Aluminum Futures^	03/2016	1,707,468	1,620,831	(86,637)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	111,382	113,118	1,736
1	J.P. Morgan	LME Aluminum Futures^	03/2016	36,752	37,691	939
3	J.P. Morgan	LME Copper Futures^	01/2016	389,516	353,033	(36,483)
1	J.P. Morgan	LME Copper Futures^	01/2016	130,037	117,760	(12,277)
1	J.P. Morgan	LME Copper Futures^	02/2016	126,176	117,772	(8,404)
2	J.P. Morgan	LME Copper Futures^	03/2016	228,006	235,488	7,482
14	J.P. Morgan	LME Copper Futures^	03/2016	1,826,667	1,647,888	(178,779)
1	J.P. Morgan	LME Lead Futures^	01/2016	41,373	44,925	3,552
1	J.P. Morgan	LME Lead Futures^	01/2016	41,602	44,923	3,321
1	J.P. Morgan	LME Lead Futures^	01/2016	44,627	44,921	294
7	J.P. Morgan	LME Lead Futures^	03/2016	315,595	314,431	(1,164)
1	J.P. Morgan	LME Lead Futures^	03/2016	43,009	44,920	1,911
1	J.P. Morgan	LME Nickel Futures^	01/2016	60,692	52,681	(8,011)
1	J.P. Morgan	LME Nickel Futures^	01/2016	63,842	52,712	(11,130)
5	J.P. Morgan	LME Nickel Futures^	03/2016	318,121	264,420	(53,701)
1	J.P. Morgan	LME Nickel Futures^	03/2016	52,088	52,887	799
2	J.P. Morgan	LME Zinc Futures^	01/2016	88,230	79,710	(8,520)
1	J.P. Morgan	LME Zinc Futures^	01/2016	45,536	39,939	(5,597)
1	J.P. Morgan	LME Zinc Futures^	02/2016	41,627	40,060	(1,567)
10	J.P. Morgan	LME Zinc Futures^	03/2016	449,802	402,250	(47,552)
1	J.P. Morgan	LME Zinc Futures^	03/2016	38,153	40,217	2,064
1	J.P. Morgan	LME Zinc Futures^	03/2016	40,359	40,225	(134)
11	Morgan Stanley and Co., International PLC	Natural Gas Futures^	02/2016	239,022	259,930	20,908
17	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	1,313,360	1,173,255	(140,105)
7	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	304,432	302,488	(1,944)
6	Morgan Stanley and Co., International PLC	Soybean Meal Futures^	03/2016	176,235	159,300	(16,935)
29	Morgan Stanley and Co., International PLC	Soybean Oil Futures^	03/2016	528,984	535,050	6,066
40	Morgan Stanley and Co., International PLC	Sugar #11 (World Markets) Futures^	02/2016	563,366	682,752	119,386

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
12	Morgan Stanley and Co., International PLC	Wheat Futures^	03/2016	$ 309,387	$ 282,000	$ (27,387)
40	Morgan Stanley and Co., International PLC	WTI Crude Futures^	02/2016	1,611,371	1,526,800	(84,571)
2	Barclays Capital	Amsterdam Index Futures	01/2016	187,954	192,072	4,118
10	Barclays Capital	CAC40 Index Futures	01/2016	501,020	504,089	3,069
2	Barclays Capital	DAX Index Futures	03/2016	575,798	585,324	9,526
11	Barclays Capital	E-Mini Russell 2000 Futures	03/2016	1,236,094	1,244,650	8,556
61	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	2,153,465	2,175,695	22,230
12	Barclays Capital	FTSE 100 Index Futures	03/2016	1,063,195	1,096,451	33,256
11	J.P. Morgan	FTSE/JSE Top 40 Index Futures	03/2016	313,154	329,125	15,971
2	Barclays Capital	FTSE/MIB Index Futures	03/2016	232,990	233,021	31
2	Barclays Capital	Hang Seng Index Futures	01/2016	284,512	282,708	(1,804)
2	Barclays Capital	H-SHARES Index Futures	01/2016	126,688	125,225	(1,463)
1	Barclays Capital	IBEX 35 Index Futures	01/2016	104,186	103,527	(659)
5	Barclays Capital	KOSPI Index 200 Futures	03/2016	506,937	512,665	5,728
5	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	152,608	152,200	(408)
116	Barclays Capital	S&P 500 E-Mini Futures	03/2016	11,670,316	11,805,320	135,004
10	Barclays Capital	S&P MID 400 E-Mini Futures	03/2016	1,384,621	1,393,500	8,879
1	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	15,886	15,896	10
9	Barclays Capital	SPI 200 Index Futures	03/2016	807,876	861,925	54,049
16	Barclays Capital	TOPIX Index Futures	03/2016	2,088,970	2,059,985	(28,985)
7	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	867,045	868,106	1,061
4	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	4,950,319	4,959,940	9,621
30	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	2,762,064	2,773,994	11,930
26	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	2,595,812	2,649,231	53,419
149	Goldman Sachs	Euro - Bund Futures	03/2016	25,900,257	25,571,314	(328,943)
20	Goldman Sachs	Long Gilt Futures	03/2016	3,468,296	3,442,847	(25,449)
378	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	47,714,741	47,592,563	(122,178)

				130,205,623	129,073,084	(1,132,539)

Short Contracts:
5	J.P. Morgan	LME Aluminum Futures^	01/2016	$(199,658)	$(187,662)	$11,996
3	J.P. Morgan	LME Aluminum Futures^	01/2016	(118,922)	(112,728)	6,194
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(39,797)	(37,593)	2,204
2	J.P. Morgan	LME Aluminum Futures^	01/2016	(75,844)	(75,275)	569
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(37,772)	(37,637)	135
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(37,122)	(37,644)	(522)
1	J.P. Morgan	LME Aluminum Futures^	01/2016	(36,754)	(37,653)	(899)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,377)	(37,706)	(329)
1	J.P. Morgan	LME Aluminum Futures^	02/2016	(37,618)	(37,744)	(126)
3	J.P. Morgan	LME Aluminum Futures^	02/2016	(109,793)	(113,185)	(3,392)
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(110,991)	(113,231)	(2,240)
18	J.P. Morgan	LME Aluminum Futures^	03/2016	(692,072)	(678,488)	13,584
3	J.P. Morgan	LME Aluminum Futures^	03/2016	(110,996)	(113,119)	(2,123)
1	J.P. Morgan	LME Aluminum Futures^	03/2016	(36,888)	(37,692)	(804)
3	J.P. Morgan	LME Copper Futures^	01/2016	(388,967)	(353,033)	35,934
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,122)	(117,759)	12,363
1	J.P. Morgan	LME Copper Futures^	02/2016	(126,079)	(117,772)	8,307

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
2	J.P. Morgan	LME Copper Futures^	03/2016	$(226,802)	$(235,487)	$(8,685)
3	J.P. Morgan	LME Copper Futures^	03/2016	(355,229)	(353,119)	2,110
1	J.P. Morgan	LME Lead Futures^	01/2016	(40,903)	(44,925)	(4,022)
1	J.P. Morgan	LME Lead Futures^	01/2016	(41,697)	(44,924)	(3,227)
1	J.P. Morgan	LME Lead Futures^	01/2016	(44,708)	(44,921)	(213)
3	J.P. Morgan	LME Lead Futures^	03/2016	(129,575)	(134,756)	(5,181)
1	J.P. Morgan	LME Lead Futures^	03/2016	(42,993)	(44,920)	(1,927)
1	J.P. Morgan	LME Nickel Futures^	01/2016	(59,878)	(52,680)	7,198
1	J.P. Morgan	LME Nickel Futures^	01/2016	(63,417)	(52,712)	10,705
2	J.P. Morgan	LME Nickel Futures^	03/2016	(115,990)	(105,768)	10,222
1	J.P. Morgan	LME Nickel Futures^	03/2016	(52,147)	(52,887)	(740)
2	J.P. Morgan	LME Zinc Futures^	01/2016	(86,239)	(79,710)	6,529
1	J.P. Morgan	LME Zinc Futures^	01/2016	(45,873)	(39,940)	5,933
1	J.P. Morgan	LME Zinc Futures^	02/2016	(41,511)	(40,061)	1,450
6	J.P. Morgan	LME Zinc Futures^	03/2016	(260,596)	(241,350)	19,246
1	J.P. Morgan	LME Zinc Futures^	03/2016	(37,972)	(40,217)	(2,245)
1	J.P. Morgan	LME Zinc Futures^	03/2016	(40,323)	(40,225)	98

				(4,012,625)	(3,894,523)	118,102

				$126,192,998	$125,178,561	$(1,014,437)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	1,309,283	$1,435,277	$1,425,477	$(9,800)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	114,464	171,896	168,763	(3,133)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	885,500	114,304	114,323	19
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	885,500	114,309	114,323	14

				$1,835,786	$1,822,886	$(12,900)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(25,000)	$(6,270)	$(6,173)	$97
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(25,000)	(6,270)	(6,173)	97
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(50,000)	(50,132)	(50,075)	57
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(91,000)	(91,670)	(91,136)	534
Euro, Expiring 03/16/16	CitiBank	EUR	(4,056,923)	(4,318,408)	(4,416,961)	(98,553)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(4,274,771)	(4,556,626)	(4,654,143)	(97,517)
British Pound, Expiring 03/16/16	CitiBank	GBP	(1,045,024)	(1,567,854)	(1,540,760)	27,094
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(1,045,024)	(1,567,866)	(1,540,760)	27,106
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(1,230,000)	(158,738)	(158,800)	(62)

				(12,323,834)	(12,464,981)	(141,147)

				$(10,488,048)	$(10,642,095)	$(154,047)

*	Non-deliverable forward (See Note 4).

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

INR - Indian Rupee

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$130,000	$—	$130,000

Barclays Capital
Cash	—	891,327	891,327

CitiBank
Money Market Funds	360,000	—	360,000

Credit Suisse International
Money Market Funds	160,000	—	160,000

Goldman Sachs
Cash	—	298,719	298,719
Money Market Funds	250,000	—	250,000
U.S. Treasury Bills	—	646,634	646,634

J.P. Morgan
Cash	—	35,125	35,125

Morgan Stanley and Co., International PLC
Cash	—	796,632	796,632

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR RISK PARITY II MV FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$160,013	$—	$160,013

Deutsche Bank
Money Market Funds	200,026	—	200,026

Goldman Sachs
Cash	—	389,444	389,444

J.P. Morgan
Cash	—	630,422	630,422

Macquarie Capital
Money Market Funds	110,000	—	110,000

Morgan Stanley and Co., International PLC
Cash	—	1,098,233	1,098,233

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

LONG INVESTMENTS - 118.1%	SHARES	VALUE (Note 5)
COMMON STOCKS - 36.7%

Belgium - 1.0%
Ageas (a)	64,253	$2,982,231
bpost SA (a)	170,934	4,194,273
Colruyt SA (a)	12,592	647,774
KBC Groep NV (a)	95,905	5,996,573
Proximus (a)	108,210	3,521,254
Umicore SA (a)	5,328	223,436

		17,565,541

Denmark - 1.1%
AP Moeller - Maersk A/S, Class B (a)	827	1,078,660
Chr Hansen Holding A/S (a)	6,783	424,279
Danske Bank A/S (a)	47,752	1,281,296
DSV A/S (a)	27,480	1,081,714
FLSmidth & Co. A/S	6,360	220,978
GN Store Nord A/S (a)	11,747	213,190
H Lundbeck A/S †	23,002	785,410
ISS A/S (a)	62,335	2,246,974
Jyske Bank A/S †(a)	31,038	1,403,902
Novo Nordisk A/S, Class B (a)	125,605	7,272,305
Pandora A/S (a)	11,143	1,404,952
TDC A/S	119,306	594,030
Tryg A/S (a)	19,815	393,756
Vestas Wind Systems A/S (a)	19,304	1,348,168
William Demant Holding A/S †(a)	9,756	929,303

		20,678,917

Finland - 0.6%
Amer Sports OYJ	9,238	269,711
Cargotec OYJ, B Shares	9,540	355,890
Elisa OYJ (a)	37,470	1,409,804
Huhtamaki OYJ	7,516	272,737
Kesko OYJ, B Shares (a)	20,595	721,895
Metso OYJ (a)	10,655	238,674
Neste OYJ (a)	73,330	2,188,600
Orion OYJ, Class B (a)	54,787	1,895,536
Sampo OYJ, A Shares (a)	12,928	656,513
Stora Enso OYJ, R Shares (a)	115,885	1,047,849
UPM-Kymmene OYJ (a)	141,443	2,625,934

		11,683,143

Germany - 4.1%
Allianz SE (a)	54,153	9,545,985
Aurubis AG (a)	67,542	3,420,068
Axel Springer SE (a)	7,343	408,348
Brenntag AG (a)	29,669	1,545,985
Daimler AG (a)	80,032	6,686,995
Deutsche Lufthansa AG †(a)	225,568	3,552,936
Deutsche Post AG (a)	41,046	1,147,556
Duerr AG	5,583	443,079
Evonik Industries AG (a)	64,029	2,117,887
Fraport AG Frankfurt Airport Services Worldwide	3,325	212,042
Freenet AG (a)	97,491	3,289,819
Fresenius Medical Care AG & Co. KGaA (a)	75,740	6,364,779
GEA Group AG (a)	7,761	313,551
Hannover Rueck SE (a)	74,002	8,450,254

	SHARES	VALUE (Note 5)
Germany - 4.1% (continued)
HeidelbergCement AG (a)	15,206	$1,239,252
Hella KGaA Hueck & Co.	17,764	737,709
HOCHTIEF AG (a)	16,196	1,502,139
K+S AG (a)	44,723	1,140,040
KION Group AG †(a)	43,732	2,168,569
Krones AG	5,572	663,472
Linde AG (a)	7,774	1,123,020
Merck KGaA (a)	37,190	3,600,768
MTU Aero Engines AG (a)	7,182	699,994
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	31,828	6,341,320
OSRAM Licht AG (a)	29,128	1,216,939
ProSiebenSat.1 Media SE (a)	31,168	1,572,467
RHOEN-KLINIKUM AG (a)	38,225	1,146,702
Software AG	22,236	633,764
Suedzucker AG (a)	44,301	878,063
Symrise AG (a)	29,670	1,964,108
Talanx AG (a)	33,413	1,027,601
United Internet AG	3,868	212,659

		75,367,870

Italy - 1.6%
A2A SpA	1,229,733	1,665,127
Atlantia SpA	26,831	709,906
Autogrill SpA †	58,093	553,645
Banca Generali SpA	22,841	718,487
Banca Popolare di Milano Scarl	2,172,212	2,151,493
Buzzi Unicem SpA	25,838	463,154
Davide Campari-Milano SpA	71,046	614,251
Enel SpA	133,452	559,605
Eni SpA (a)	133,741	1,987,151
FinecoBank Banca Fineco SpA	451,643	3,713,820
Finmeccanica SpA †	89,406	1,243,124
Hera SpA	308,144	816,642
Intesa Sanpaolo SpA	878,786	2,918,449
Luxottica Group SpA	13,167	858,029
Mediobanca SpA	344,388	3,301,324
Prysmian SpA	47,588	1,039,756
Recordati SpA	72,426	1,889,655
Snam SpA	292,120	1,524,557
Telecom Italia SpA †	224,383	284,364
Terna Rete Elettrica Nazionale SpA	523,517	2,692,390
UnipolSai SpA	83,115	211,453

		29,916,382

Japan - 19.5%
ABC-Mart, Inc. (a)	58,300	3,191,233
Air Water, Inc. (a)	107,000	1,720,908
Aisin Seiki Co., Ltd. (a)	36,400	1,566,598
Ajinomoto Co., Inc. (a)	23,000	544,542
Alfresa Holdings Corp. (a)	169,600	3,349,650
Alps Electric Co., Ltd.	48,800	1,323,360
ANA Holdings, Inc. (a)	2,820,000	8,135,998
Aozora Bank Ltd. (a)	1,695,000	5,915,252
Asahi Group Holdings Ltd. (a)	8,100	253,566
Asahi Kasei Corp. (a)	376,000	2,542,552
Astellas Pharma, Inc. (a)	209,000	2,975,275
Bandai Namco Holdings, Inc. (a)	189,900	4,012,042

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Japan - 19.5% (continued)
Bank of Yokohama Ltd./The (a)	155,000	$950,088
Benesse Holdings, Inc. (a)	57,500	1,655,885
Bridgestone Corp. (a)	55,000	1,886,578
Brother Industries Ltd. (a)	183,900	2,112,599
Canon, Inc. (a)	46,000	1,391,501
Central Japan Railway Co. (a)	38,400	6,817,304
Century Tokyo Leasing Corp.	9,300	332,211
Chiba Bank Ltd./The (a)	99,000	702,527
Chubu Electric Power Co., Inc. (a)	175,700	2,405,989
Chugoku Bank Ltd./The (a)	108,500	1,447,797
Dai Nippon Printing Co., Ltd. (a)	109,000	1,077,862
Daicel Corp. (a)	184,600	2,747,200
Daihatsu Motor Co., Ltd. (a)	44,300	597,608
Daiichi Sankyo Co., Ltd. (a)	205,300	4,237,332
Don Quijote Holdings Co., Ltd. (a)	31,500	1,106,240
East Japan Railway Co. (a)	38,700	3,644,222
Electric Power Development Co., Ltd. (a)	55,000	1,958,916
Ezaki Glico Co., Ltd. (a)	28,700	1,550,484
FamilyMart Co., Ltd. (a)	82,600	3,843,781
Fuji Electric Co., Ltd. (a)	138,000	578,754
Fuji Heavy Industries Ltd. (a)	64,900	2,673,638
FUJIFILM Holdings Corp. (a)	77,300	3,225,922
Fujitsu Ltd. (a)	138,000	688,775
Fukuoka Financial Group, Inc. (a)	275,000	1,363,621
Gunma Bank Ltd./The (a)	282,000	1,639,615
Hachijuni Bank Ltd./The (a)	35,000	214,200
Hakuhodo DY Holdings, Inc. (a)	240,300	2,599,939
Hankyu Hanshin Holdings, Inc.	41,000	266,495
Haseko Corp. (a)	196,400	2,171,471
Hikari Tsushin, Inc. (a)	13,800	939,777
Hino Motors Ltd. (a)	17,500	202,256
Hisamitsu Pharmaceutical Co., Inc.	5,000	209,914
Hitachi Chemical Co., Ltd. (a)	44,900	712,323
Hitachi High-Technologies Corp. (a)	86,100	2,328,411
Hitachi Metals Ltd. (a)	93,900	1,158,557
Hokuhoku Financial Group, Inc.	1,370,000	2,792,805
Hokuriku Electric Power Co. (a)	27,100	400,496
Hoya Corp. (a)	76,200	3,116,015
Ibiden Co., Ltd. (a)	38,100	546,217
Idemitsu Kosan Co., Ltd. (a)	111,400	1,778,744
ITOCHU Corp. (a)	376,600	4,454,594
Itochu Techno-Solutions Corp. (a)	147,500	2,938,846
Izumi Co., Ltd. (a)	24,700	958,912
Japan Airlines Co., Ltd. (a)	408,600	14,624,980
Japan Petroleum Exploration Co., Ltd. (a)	12,400	333,031
JSR Corp. (a)	49,800	776,101
JTEKT Corp. (a)	21,600	353,551
Kaken Pharmaceutical Co., Ltd.	18,900	1,291,496
Kamigumi Co., Ltd. (a)	93,000	800,712
Kaneka Corp. (a)	356,000	3,700,356
Kao Corp. (a)	17,700	909,581
KDDI Corp. (a)	272,800	7,084,669
Keihan Electric Railway Co., Ltd.	44,000	294,679
Kewpie Corp. (a)	129,100	3,189,005
Kobayashi Pharmaceutical Co., Ltd. (a)	4,900	402,435

	SHARES	VALUE (Note 5)
Japan - 19.5% (continued)
Konami Holdings Corp.	40,400	$961,704
Konica Minolta, Inc. (a)	64,400	644,978
Kose Corp. (a)	15,400	1,423,898
Kuraray Co., Ltd.	17,000	205,918
Kurita Water Industries Ltd. (a)	36,800	770,645
Lawson, Inc. (a)	16,600	1,347,438
Mabuchi Motor Co., Ltd. (a)	26,100	1,414,487
Makita Corp. (a)	17,800	1,025,754
Marubeni Corp. (a)	202,600	1,041,586
Maruichi Steel Tube Ltd. (a)	14,300	422,158
McDonald’s Holdings Co., Japan Ltd.	9,800	213,116
Medipal Holdings Corp. (a)	131,500	2,241,286
MEIJI Holdings Co., Ltd. (a)	39,200	3,237,906
Miraca Holdings, Inc. (a)	24,500	1,078,038
Mitsubishi Chemical Holdings Corp. (a)	266,200	1,688,965
Mitsubishi Corp. (a)	148,800	2,475,008
Mitsubishi Electric Corp. (a)	149,000	1,564,030
Mitsubishi Gas Chemical Co., Inc. (a)	57,000	291,471
Mitsubishi Tanabe Pharma Corp. (a)	327,200	5,637,209
Mitsubishi UFJ Financial Group, Inc. (a)	322,300	1,996,406
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	197,300	1,015,353
Mitsui & Co., Ltd. (a)	282,500	3,356,676
Mixi, Inc.	45,700	1,709,336
Mizuho Financial Group, Inc.	2,483,000	4,966,001
MS&AD Insurance Group Holdings, Inc. (a)	82,100	2,407,556
Murata Manufacturing Co., Ltd. (a)	7,800	1,122,274
Nagoya Railroad Co., Ltd. (a)	408,000	1,698,141
Nexon Co., Ltd. (a)	127,300	2,070,883
NH Foods Ltd. (a)	77,000	1,509,190
NHK Spring Co., Ltd. (a)	249,200	2,498,550
Nippon Express Co., Ltd. (a)	195,000	916,349
Nippon Shokubai Co., Ltd. (a)	20,100	1,398,660
Nippon Telegraph & Telephone Corp. (a)	205,300	8,170,553
Nippon Yusen KK (a)	831,000	2,014,088
Nisshin Seifun Group, Inc. (a)	86,500	1,412,935
Nissin Foods Holdings Co., Ltd. (a)	26,900	1,427,413
Nitori Holdings Co., Ltd. (a)	76,400	6,416,215
NOK Corp. (a)	106,600	2,490,267
Nomura Research Institute Ltd. (a)	38,350	1,472,785
NTT Data Corp. (a)	39,900	1,929,010
Obayashi Corp. (a)	204,000	1,882,349
Obic Co., Ltd.	4,300	227,619
Oracle Corp. Japan (a)	23,600	1,098,817
ORIX Corp. (a)	262,600	3,683,875
Osaka Gas Co., Ltd. (a)	878,000	3,171,283
Otsuka Corp. (a)	64,100	3,148,834
Otsuka Holdings Co., Ltd. (a)	233,700	8,303,113
Park24 Co., Ltd. (a)	104,000	2,519,653
Pola Orbis Holdings, Inc. (a)	26,500	1,746,578
Resona Holdings, Inc. (a)	1,453,600	7,059,025
Rohm Co., Ltd. (a)	32,600	1,651,218
Sankyo Co., Ltd. (a)	71,000	2,650,273
Santen Pharmaceutical Co., Ltd. (a)	215,600	3,549,513
Secom Co., Ltd. (a)	24,200	1,640,028
Seibu Holdings, Inc. (a)	38,000	776,048

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Japan - 19.5% (continued)
Seiko Epson Corp. (a)	96,200	$1,481,399
Sekisui Chemical Co., Ltd. (a)	208,000	2,715,704
Sekisui House Ltd.	30,200	507,775
Seven & i Holdings Co., Ltd. (a)	61,600	2,820,329
Seven Bank Ltd. (a)	253,500	1,111,724
Shimadzu Corp. (a)	50,000	836,996
Shimamura Co., Ltd. (a)	53,000	6,206,784
Shimano, Inc. (a)	9,600	1,474,162
Shimizu Corp. (a)	238,000	1,940,708
Shinsei Bank Ltd.	703,000	1,293,724
Sojitz Corp. (a)	951,000	1,995,750
Sugi Holdings Co., Ltd. (a)	16,100	888,281
Sumitomo Chemical Co., Ltd. (a)	248,000	1,424,288
Sumitomo Corp. (a)	119,600	1,219,362
Sumitomo Heavy Industries Ltd. (a)	650,000	2,913,858
Sumitomo Rubber Industries Ltd. (a)	416,100	5,410,703
Sundrug Co., Ltd.	5,100	327,913
Suntory Beverage & Food Ltd.	4,900	214,503
Suzuken Co., Ltd. (a)	42,910	1,630,673
Sysmex Corp. (a)	13,800	885,197
Taisei Corp. (a)	391,000	2,575,505
Taisho Pharmaceutical Holdings Co., Ltd. (a)	9,100	642,692
Takashimaya Co., Ltd. (a)	49,000	441,269
Teijin Ltd. (a)	279,000	950,795
THK Co., Ltd. (a)	23,500	435,551
Toho Gas Co., Ltd. (a)	491,000	3,170,993
Tohoku Electric Power Co., Inc. (a)	260,600	3,257,843
Tokio Marine Holdings, Inc. (a)	64,000	2,471,976
Tokyo Electric Power Co., Inc. †(a)	679,500	3,912,736
Tokyo Gas Co., Ltd. (a)	623,000	2,927,347
TonenGeneral Sekiyu KK (a)	12,000	101,304
Toppan Printing Co., Ltd. (a)	93,000	856,824
Tosoh Corp.	152,000	781,890
Toyo Suisan Kaisha Ltd. (a)	88,600	3,087,936
Toyoda Gosei Co., Ltd. (a)	68,600	1,558,381
Toyota Industries Corp. (a)	6,400	342,230
Tsuruha Holdings, Inc.	3,000	259,938
USS Co., Ltd. (a)	85,100	1,278,698
West Japan Railway Co. (a)	121,000	8,363,888
Yamada Denki Co., Ltd. (a)	291,000	1,256,983
Yamaguchi Financial Group, Inc. (a)	292,000	3,459,385
Yamaha Corp. (a)	26,000	628,014
Yamazaki Baking Co., Ltd. (a)	272,000	6,116,136
Yokohama Rubber Co., Ltd./The (a)	35,700	548,274

		357,236,876

Netherlands - 1.2%
Aalberts Industries NV (a)	10,551	363,542
Boskalis Westminster (a)	54,361	2,217,505
Heineken NV (a)	23,925	2,038,816
Koninklijke Ahold NV (a)	268,461	5,662,768
NN Group NV (a)	163,499	5,768,720
QIAGEN NV †(a)	8,021	217,403
SBM Offshore NV †(a)	98,080	1,239,019
Wolters Kluwer NV (a)	134,773	4,526,153

		22,033,926

	SHARES	VALUE (Note 5)
Norway - 0.5%
DNB ASA (a)	188,255	$2,319,532
Gjensidige Forsikring ASA (a)	18,849	301,681
Marine Harvest ASA †(a)	37,880	509,669
Orkla ASA (a)	88,996	702,082
Telenor ASA (a)	54,568	909,571
Yara International ASA (a)	114,456	4,922,554

		9,665,089

Portugal - 0.1%
EDP - Energias de Portugal SA	228,929	824,909
NOS SGPS SA	33,262	261,703

		1,086,612

Spain - 1.5%
ACS Actividades de Construccion y Servicios SA (a)	18,021	527,249
Almirall SA	49,209	994,569
Amadeus IT Holding SA, A Shares (a)	25,681	1,131,881
Banco de Sabadell SA	229,123	406,073
Bankinter SA (a)	28,770	204,017
Ebro Foods SA	131,042	2,577,703
Enagas SA (a)	55,874	1,576,090
Endesa SA (a)	250,123	5,024,883
Ferrovial SA (a)	125,283	2,833,052
Gamesa Corp. Tecnologica SA	51,821	887,174
Gas Natural SDG SA (a)	45,323	924,238
Iberdrola SA (a)	801,747	5,683,563
Industria de Diseno Textil SA	17,879	614,218
Mediaset Espana Comunicacion SA	28,082	305,527
Red Electrica Corp. SA (a)	16,280	1,359,863
Tecnicas Reunidas SA (a)	60,426	2,284,695

		27,334,795

Sweden - 1.1%
Assa Abloy AB, Class B (a)	28,559	597,817
BillerudKorsnas AB	11,434	211,605
Boliden AB (a)	176,330	2,954,267
Electrolux AB, Series B (a)	40,891	986,594
Husqvarna AB, B Shares	111,921	738,611
ICA Gruppen AB	96,540	3,505,981
Securitas AB, B Shares (a)	210,826	3,223,724
Skandinaviska Enskilda Banken AB, Class A (a)	129,781	1,364,842
Skanska AB, B Shares (a)	26,986	523,356
SKF AB, B Shares	21,993	355,216
Svenska Cellulosa AB SCA, Class B (a)	99,007	2,869,234
Swedbank AB, A Shares (a)	9,873	217,439
Swedish Match AB (a)	10,825	382,527
Tele2 AB, B Shares (a)	98,009	977,393
TeliaSonera AB	223,665	1,110,695

		20,019,301

Switzerland - 3.6%
Adecco SA †(a)	19,680	1,346,953
Baloise Holding AG (a)	7,134	904,152
Barry Callebaut AG †(a)	443	481,196
Bucher Industries AG (a)	2,384	537,297
Chocoladefabriken Lindt & Spruengli AG (a)	81	505,821

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Switzerland - 3.6% (continued)
DKSH Holding AG †(a)	3,291	$206,986
Flughafen Zuerich AG (a)	1,328	996,414
Galenica AG (a)	4,122	6,449,075
GAM Holding AG †(a)	15,042	248,984
Geberit AG (a)	613	207,625
Georg Fischer AG (a)	608	412,773
Givaudan SA †(a)	1,489	2,702,479
Helvetia Holding AG (a)	1,429	804,968
Kuehne + Nagel International AG	2,099	287,561
Lonza Group AG †(a)	22,102	3,594,557
Nestle SA (a)	83,587	6,205,102
Novartis AG (a)	101,682	8,746,612
Partners Group Holding AG (a)	2,498	898,366
Roche Holding AG (a)	12,408	3,438,361
Schindler Holding AG (a)	3,884	649,789
Sonova Holding AG (a)	1,671	212,306
Straumann Holding AG (a)	2,557	776,069
Swiss Life Holding AG †(a)	13,611	3,666,121
Swiss Re AG (a)	154,114	15,051,745
Swisscom AG (a)	6,652	3,328,689
Zurich Insurance Group AG †(a)	9,781	2,512,739

		65,172,740

United Kingdom - 0.8%
CNH Industrial NV	29,033	198,845
Fiat Chrysler Automobiles NV †(a)	262,613	3,647,132
RELX NV (a)	75,276	1,267,821
Unilever NV CVA (a)	196,657	8,566,036

		13,679,834

TOTAL COMMON STOCKS (cost $655,719,614)		671,441,026

PREFERRED STOCKS - 0.4%

Germany - 0.4%
Henkel AG & Co. KGaA (a) (cost $7,476,249)	65,266	7,283,817

MONEY MARKET FUNDS - 60.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% (b)	3,833,739	3,833,739
Dreyfus Treasury Cash Management, Class I, 0.090% (b)	15,334,957	15,334,957
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(b)(c)	786,442,101	786,442,101
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% ^(b)(c)	286,480,085	286,480,085
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% (b)	19,168,697	19,168,697

TOTAL MONEY MARKET FUNDS (cost $1,111,259,579)		1,111,259,579

SHORT-TERM INVESTMENTS - 20.2%	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.536%, 6/9/2016 ^(d)	$23,325	$23,279,260
U.S. Treasury Bill, 0.327%, 5/19/2016 ^(d)	201,548	201,293,445
U.S. Treasury Bill, 0.342%, 5/12/2016 ^(d)	12,411	12,396,616
U.S. Treasury Bill, 0.258%, 3/17/2016 ^(d)	2,160	2,159,562
U.S. Treasury Bill, 0.145%, 4/28/2016 ^(d)	3,645	3,641,945
U.S. Treasury Bill, 0.582%, 6/16/2016 ^(d)	8,916	8,897,196
U.S. Treasury Bill, 0.066%, 4/7/2016 ^(d)	45,478	45,460,172
U.S. Treasury Bill, 0.516%, 6/23/2016 ^(d)	10,201	10,178,323
U.S. Treasury Bill, 0.345%, 5/26/2016 (d)	2,056	2,052,826
U.S. Treasury Bill, 0.263%, 3/3/2016 ^(d)	8,549	8,547,496
U.S. Treasury Bill, 0.113%, 3/24/2016 ^(d)	7,888	7,884,892
U.S. Treasury Bill, 0.238%, 2/18/2016 ^(d)	10,330	10,328,554
U.S. Treasury Bill, 0.241%, 2/11/2016 ^(d)	33,609	33,604,328

TOTAL SHORT-TERM INVESTMENTS (cost $369,708,983)		369,724,615

TOTAL INVESTMENTS IN SECURITIES, AT VALUE (cost $2,144,164,425)		2,159,709,037

SECURITIES SOLD SHORT - (26.7)%	SHARES
COMMON STOCKS - (26.5)%

Austria - (0.1)%
ams AG	(40,628)	(1,358,137)

Belgium - (0.4)%
Anheuser-Busch InBev SA/NV	(16,635)	(2,070,180)
Telenet Group Holding NV †	(25,308)	(1,367,755)
UCB SA	(42,199)	(3,809,013)

		(7,246,948)

Denmark - (0.1)%
Carlsberg A/S, Class B	(2,460)	(217,936)
Novozymes A/S, B Shares	(18,111)	(867,134)

		(1,085,070)

Finland - (0.8)%
Kone OYJ, Class B	(15,001)	(635,158)
Nokia OYJ	(1,188,350)	(8,407,008)
Nokian Renkaat OYJ	(173,207)	(6,183,711)
Wartsila OYJ Abp	(5,392)	(246,188)

		(15,472,065)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Germany - (3.9)%
adidas AG	(42,959)	$(4,169,561)
BASF SE	(34,405)	(2,620,906)
Bayer AG	(46,664)	(5,827,885)
Bayerische Motoren Werke AG	(61,276)	(6,455,520)
Beiersdorf AG	(29,160)	(2,650,393)
Bilfinger SE	(70,691)	(3,322,090)
Commerzbank AG †	(282,484)	(2,914,834)
Continental AG	(4,465)	(1,080,128)
Deutsche Bank AG	(56,326)	(1,367,859)
Deutsche Telekom AG	(173,618)	(3,118,292)
E.ON SE	(894,471)	(8,588,717)
HUGO BOSS AG	(2,979)	(245,795)
Infineon Technologies AG	(89,165)	(1,299,911)
LANXESS AG	(48,807)	(2,245,963)
METRO AG	(43,236)	(1,377,384)
Rheinmetall AG	(18,323)	(1,217,964)
Rocket Internet SE 144A †(e)	(36,539)	(1,113,108)
RWE AG	(753,341)	(9,497,660)
Salzgitter AG	(48,555)	(1,186,551)
SAP SE	(14,836)	(1,177,284)
Siemens AG	(18,882)	(1,826,756)
STADA Arzneimittel AG	(27,526)	(1,109,997)
Telefonica Deutschland Holding AG	(221,563)	(1,168,675)
ThyssenKrupp AG	(156,315)	(3,098,690)
Wacker Chemie AG	(3,819)	(319,309)
Wirecard AG	(40,939)	(2,046,338)
Zalando SE 144A †(e)	(16,455)	(649,881)

		(71,697,451)

Italy - (0.5)%
Azimut Holding SpA	(59,055)	(1,467,883)
Banca Mediolanum SpA	(297,936)	(2,366,846)
Banca Popolare dell’Emilia Romagna SC	(434,681)	(3,297,116)
Banco Popolare SC †	(31,927)	(439,964)
Mediaset SpA	(354,200)	(1,467,767)

		(9,039,576)

Japan - (14.4)%
Acom Co., Ltd. †	(514,900)	(2,424,670)
Advantest Corp.	(169,000)	(1,401,892)
Aeon Co., Ltd.	(240,800)	(3,710,151)
AEON Financial Service Co., Ltd.	(84,800)	(1,894,324)
Amada Holdings Co., Ltd.	(111,400)	(1,063,056)
Asahi Glass Co., Ltd.	(157,000)	(899,430)
Asics Corp.	(61,900)	(1,284,271)
Calbee, Inc.	(10,400)	(439,182)
Chiyoda Corp.	(191,000)	(1,450,375)
Chugai Pharmaceutical Co., Ltd.	(93,200)	(3,248,637)
Citizen Holdings Co., Ltd.	(60,500)	(434,830)
Credit Saison Co., Ltd.	(125,100)	(2,464,746)
Dai-ichi Life Insurance Co., Ltd./The	(178,200)	(2,964,836)
Daikin Industries Ltd.	(44,100)	(3,211,436)
Daiwa Securities Group, Inc.	(220,000)	(1,345,013)
Denso Corp.	(117,300)	(5,605,239)
Dentsu, Inc.	(32,600)	(1,783,618)
Eisai Co., Ltd.	(3,300)	(218,298)
FANUC Corp.	(19,100)	(3,290,736)

	SHARES	VALUE (Note 5)
Japan - (14.4)% (continued)
Fast Retailing Co., Ltd.	(19,000)	$(6,646,418)
Hamamatsu Photonics KK	(34,000)	(932,117)
Hirose Electric Co., Ltd.	(7,400)	(895,934)
Hitachi Construction Machinery Co., Ltd.	(75,100)	(1,167,978)
Hitachi Ltd.	(624,000)	(3,535,818)
Honda Motor Co., Ltd.	(49,700)	(1,588,488)
IHI Corp.	(2,775,000)	(7,660,384)
Inpex Corp.	(412,600)	(4,022,401)
Isetan Mitsukoshi Holdings Ltd.	(50,200)	(654,660)
Japan Airport Terminal Co., Ltd.	(55,500)	(2,456,933)
Japan Display, Inc. †	(1,558,200)	(4,489,580)
Japan Tobacco, Inc.	(57,700)	(2,118,385)
JFE Holdings, Inc.	(133,400)	(2,094,700)
JGC Corp.	(128,000)	(1,959,197)
Kajima Corp.	(110,000)	(654,659)
Kakaku.com, Inc.	(266,900)	(5,249,817)
Kansai Electric Power Co., Inc./The †	(168,600)	(2,021,480)
Kansai Paint Co., Ltd.	(68,300)	(1,035,275)
Kawasaki Heavy Industries Ltd.	(342,000)	(1,265,364)
Keikyu Corp.	(96,000)	(793,272)
Keio Corp.	(37,000)	(319,522)
Kikkoman Corp.	(138,000)	(4,781,346)
Kintetsu Group Holdings Co., Ltd.	(346,000)	(1,406,762)
Kobe Steel Ltd.	(1,207,000)	(1,311,425)
Koito Manufacturing Co., Ltd.	(25,300)	(1,037,488)
Komatsu Ltd.	(123,700)	(2,024,035)
Kubota Corp.	(99,000)	(1,529,416)
Kyocera Corp.	(16,200)	(752,337)
Kyowa Hakko Kirin Co., Ltd.	(81,000)	(1,274,507)
Kyushu Electric Power Co., Inc. †	(717,400)	(7,819,019)
LIXIL Group Corp.	(34,600)	(768,456)
M3, Inc.	(39,400)	(816,927)
Marui Group Co., Ltd.	(130,600)	(2,125,203)
Mazda Motor Corp.	(314,200)	(6,483,441)
Minebea Co., Ltd.	(174,000)	(1,489,783)
MISUMI Group, Inc.	(36,400)	(502,817)
Mitsubishi Heavy Industries Ltd.	(697,000)	(3,047,634)
Mitsubishi Logistics Corp.	(212,000)	(2,793,349)
Mitsubishi Materials Corp.	(581,000)	(1,829,946)
Mitsubishi Motors Corp.	(83,400)	(705,609)
Mitsui Chemicals, Inc.	(127,000)	(563,246)
Mitsui OSK Lines Ltd.	(1,844,000)	(4,651,080)
Nabtesco Corp.	(10,800)	(219,403)
NGK Insulators Ltd.	(65,000)	(1,465,113)
NGK Spark Plug Co., Ltd.	(221,600)	(5,834,388)
Nidec Corp.	(28,200)	(2,044,951)
Nintendo Co., Ltd.	(23,200)	(3,190,235)
Nippon Electric Glass Co., Ltd.	(423,000)	(2,131,993)
Nippon Paint Holdings Co., Ltd.	(183,600)	(4,443,494)
Nippon Steel & Sumitomo Metal Corp.	(85,900)	(1,699,305)
Nissan Motor Co., Ltd.	(219,400)	(2,297,281)
Nitto Denko Corp.	(29,900)	(2,182,870)
Nomura Holdings, Inc.	(390,400)	(2,174,550)
NSK Ltd.	(43,200)	(469,408)
Odakyu Electric Railway Co., Ltd.	(144,000)	(1,550,420)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Japan - (14.4)% (continued)
Olympus Corp.	(85,200)	$(3,354,211)
Omron Corp.	(27,300)	(910,371)
Ono Pharmaceutical Co., Ltd.	(27,700)	(4,939,234)
Oriental Land Co., Ltd.	(46,700)	(2,825,185)
Panasonic Corp.	(163,300)	(1,655,456)
Pigeon Corp.	(31,400)	(761,767)
Rakuten, Inc.	(495,300)	(5,704,744)
Recruit Holdings Co., Ltd.	(71,400)	(2,098,716)
Ricoh Co., Ltd.	(41,200)	(424,228)
Sega Sammy Holdings, Inc.	(20,600)	(192,679)
Shikoku Electric Power Co., Inc.	(124,800)	(1,949,534)
Shin-Etsu Chemical Co., Ltd.	(35,200)	(1,913,678)
Shionogi & Co., Ltd.	(12,300)	(556,332)
Shiseido Co., Ltd.	(20,400)	(423,272)
Shizuoka Bank Ltd./The	(177,000)	(1,716,552)
SoftBank Group Corp.	(76,600)	(3,866,033)
Sompo Japan Nipponkoa Holdings, Inc.	(14,700)	(482,670)
Sony Corp.	(81,400)	(2,000,551)
Sony Financial Holdings, Inc.	(33,500)	(599,223)
Stanley Electric Co., Ltd.	(60,400)	(1,325,030)
Sumco Corp.	(371,900)	(2,805,798)
Sumitomo Mitsui Trust Holdings, Inc.	(721,000)	(2,730,666)
Suruga Bank Ltd.	(17,900)	(368,894)
Suzuki Motor Corp.	(68,900)	(2,093,445)
T&D Holdings, Inc.	(55,000)	(725,644)
Taiheiyo Cement Corp.	(167,000)	(487,692)
Taiyo Nippon Sanso Corp.	(170,500)	(1,541,961)
TDK Corp.	(3,000)	(192,132)
Terumo Corp.	(81,400)	(2,522,865)
Tobu Railway Co., Ltd.	(199,000)	(981,552)
Toho Co., Ltd.	(7,700)	(213,076)
Tokyo Electron Ltd.	(32,300)	(1,956,890)
Tokyu Corp.	(205,000)	(1,619,991)
Toray Industries, Inc.	(83,000)	(771,279)
Toshiba Corp. †	(2,782,000)	(5,717,635)
TOTO Ltd.	(15,000)	(526,980)
Toyo Seikan Group Holdings Ltd.	(181,800)	(3,372,235)
Toyota Boshoku Corp.	(18,200)	(366,319)
Toyota Motor Corp.	(33,200)	(2,044,423)
Toyota Tsusho Corp.	(19,900)	(465,517)
Trend Micro, Inc.	(10,400)	(422,002)
Yahoo Japan Corp.	(1,350,800)	(5,490,873)
Yakult Honsha Co., Ltd.	(89,400)	(4,375,656)
Yamaha Motor Co., Ltd.	(101,300)	(2,270,671)
Yamato Holdings Co., Ltd.	(198,100)	(4,197,369)
Yaskawa Electric Corp.	(383,900)	(5,223,608)
Yokogawa Electric Corp.	(380,700)	(4,578,276)

		(263,877,274)

Luxembourg - (0.7)%
APERAM SA †	(14,991)	(533,004)
ArcelorMittal	(1,979,044)	(8,349,990)
Millicom International Cellular SA SDR	(21,006)	(1,205,326)
Tenaris SA	(205,187)	(2,429,691)

		(12,518,011)

	SHARES	VALUE (Note 5)
Netherlands - (1.3)%
Aegon NV	(96,087)	$(543,416)
ASML Holding NV	(120,649)	(10,719,846)
Delta Lloyd NV	(266,926)	(1,573,512)
Fugro NV CVA †	(230,231)	(3,776,263)
Koninklijke DSM NV	(8,891)	(445,843)
Koninklijke KPN NV	(992,138)	(3,752,628)
Koninklijke Philips NV	(35,064)	(894,983)
Koninklijke Vopak NV	(7,597)	(327,163)
Randstad Holding NV	(17,385)	(1,082,589)

		(23,116,243)

Norway - (0.3)%
DNO ASA †	(372,542)	(251,446)
Norsk Hydro ASA	(195,814)	(727,860)
Schibsted ASA, B Shares †	(13,231)	(421,113)
Schibsted ASA, Class A	(90,961)	(2,990,492)
Statoil ASA	(75,255)	(1,049,565)

		(5,440,476)

Portugal - (0.1)%
Banco Espirito Santo SA (3)†(f)	(216,618)	(2)
Jeronimo Martins SGPS SA	(156,031)	(2,030,336)
Sonae SGPS SA	(184,377)	(209,544)

		(2,239,882)

Spain - (1.7)%
Abertis Infraestructuras SA	(60,787)	(950,671)
Acciona SA	(8,461)	(724,550)
Aena SA 144A †(e)	(35,798)	(4,099,200)
Atresmedia Corp. de Medios de Comunicacion SA	(30,293)	(322,685)
Banco Bilbao Vizcaya Argentaria SA	(403,034)	(2,944,884)
Banco Popular Espanol SA	(471,434)	(1,553,321)
Banco Santander SA	(1,837,157)	(9,037,658)
Bankia SA	(2,203,903)	(2,564,719)
CaixaBank SA	(645,678)	(2,247,355)
Cellnex Telecom SAU 144A (e)	(52,366)	(979,085)
Distribuidora Internacional de Alimentacion SA †	(112,575)	(663,978)
Mapfre SA	(149,933)	(375,307)
Telefonica SA	(289,402)	(3,210,605)
Zardoya Otis SA	(119,240)	(1,394,564)

		(31,068,582)

Sweden - (0.5)%
Alfa Laval AB	(30,307)	(553,287)
Atlas Copco AB, A Shares	(46,283)	(1,135,082)
Elekta AB, B Shares	(98,648)	(838,198)
Getinge AB, B Shares	(32,957)	(863,317)
Hennes & Mauritz AB, B Shares	(11,824)	(420,583)
Hexagon AB, B Shares	(13,424)	(496,592)
Sandvik AB	(126,186)	(1,099,964)
Telefonaktiebolaget LM Ericsson, B Shares	(443,503)	(4,275,948)
Volvo AB, B Shares	(22,854)	(211,915)

		(9,894,886)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 5)
Switzerland - (1.7)%
Aryzta AG †	(46,502)	$(2,352,481)
Cie Financiere Richemont SA	(97,891)	(7,006,347)
Clariant AG †	(11,341)	(215,036)
Credit Suisse Group AG †	(154,861)	(3,336,010)
Dufry AG †	(8,173)	(972,442)
EMS-Chemie Holding AG	(509)	(224,009)
LafargeHolcim Ltd. †	(126,171)	(6,317,991)
SGS SA	(844)	(1,604,022)
Sika AG	(280)	(1,011,863)
STMicroelectronics NV	(198,828)	(1,337,390)
Sunrise Communications Group AG 144A †(e)	(5,402)	(318,437)
Swatch Group AG/The	(9,485)	(3,293,809)
Syngenta AG	(2,115)	(827,818)
UBS Group AG	(113,746)	(2,206,612)

		(31,024,267)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $504,968,615)		(485,078,868)

PREFERRED STOCKS - (0.2)%

Germany - (0.2)%
Volkswagen AG (proceeds $2,989,371)	(22,583)	(3,260,520)

TOTAL SECURITIES SOLD SHORT, AT VALUE (proceeds $507,957,986)		(488,339,388)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 91.4% (cost $1,636,206,439)		1,671,369,649

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.6% (g)		157,377,770

NET ASSETS - 100.0%		$1,828,747,419

†	Non-income producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $542,453,737.
(b)	Represents annualized seven-day yield as of the close of the reporting period.
(c)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(d)	The rate shown is the effective yield at the date of purchase.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(f)	Security fair valued as of December 31, 2015 using procedures approved by the Board of Trustees. The total value of positions fair valued was $(2) or 0.0% of total net assets.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

CVA - Dutch Certification

SDR - Special Drawing Rights

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(12,208,856)	(0.7)%
Consumer Staples	52,484,534	2.9
Energy	(1,943,984)	(0.1)
Financials	72,457,887	4.0
Health Care	58,294,580	3.2
Industrials	42,207,794	2.3
Information Technology	(42,360,507)	(2.3)
Materials	(4,864,265)	(0.3)
Telecommunication Services	13,061,760	0.7
Utilities	13,256,512	0.7
Money Market Funds	1,111,259,579	60.8
Short-Term Investments	369,724,615	20.2

Total Investments In Securities, At Value	1,671,369,649	91.4
Other Assets in Excess of Liabilities (g)	157,377,770	8.6

Net Assets	$1,828,747,419	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	BIST 30 January Futures	02/2016	TRY	4,300,298	$(45,096)
Bank of America	Bovespa Index January Futures	02/2016	BRL	(154,095,271)	1,770,687
Bank of America	CNX Nifty Index January Futures	01/2016	INR	(297,326,513)	(13,236)
CitiBank	Corn March Futures^	02/2016	USD	10,409,392	(418,205)
Deutsche Bank	Corn March Futures^	02/2016	USD	21,461,513	(958,951)
Macquarie Capital	Corn March Futures^	02/2016	USD	5,157,696	(206,945)
Societe Generale	Corn March Futures^	02/2016	USD	16,654,088	(671,775)
Bank of America	Hang Seng Index January Futures	01/2016	HKD	496,765,869	(489,034)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	(78,277,373)	207,437
Bank of America	KOSPI Index 200 January Futures	03/2016	KRW	42,749,195,472	143,121
Bank of America	MSCI Taiwan Stock Index January Futures	01/2016	USD	8,392,601	(82,481)
Bank of America	SGX S&P CNX Nifty Index January Futures	01/2016	USD	(4,137,656)	(11,200)
Deutsche Bank	Soybean March Futures^	02/2016	USD	(3,870,010)	24,098
Deutsche Bank	Soybean March Futures^	02/2016	USD	23,416,485	(600,285)
Macquarie Capital	Soybean March Futures^	02/2016	USD	14,502,597	(328,897)
Societe Generale	Soybean March Futures^	02/2016	USD	10,206,076	(223,989)
Bank of America	Swiss Market Index January Futures	03/2016	CHF	(104,502,412)	(3,095,851)
Bank of America	Taiwan Stock Exchange January Futures	01/2016	TWD	66,878,204	80,314
Bank of America	Tel Aviv 25 Index January Futures	01/2016	ILS	33,055,029	109,327
Goldman Sachs	WIG20 Index January Futures	03/2016	PLN	4,978,754	57,380

					$(4,753,581)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
71	J.P. Morgan	KOSPI Index 200 Futures	03/2016	$7,236,080	$7,279,838	$43,758
456	Goldman Sachs	Brent Crude Futures^	01/2016	17,019,864	17,177,520	157,656
81	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	1,496,500	1,452,938	(43,562)
264	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	28,475,309	27,989,280	(486,029)
4	J.P. Morgan	LME Copper Futures^	01/2016	515,918	470,575	(45,343)
2	J.P. Morgan	LME Copper Futures^	01/2016	257,503	235,310	(22,193)
30	J.P. Morgan	LME Copper Futures^	01/2016	4,004,707	3,531,675	(473,032)
10	J.P. Morgan	LME Copper Futures^	01/2016	1,317,940	1,177,338	(140,602)
5	J.P. Morgan	LME Copper Futures^	01/2016	657,984	588,725	(69,259)
1	J.P. Morgan	LME Copper Futures^	01/2016	131,292	117,779	(13,513)
16	J.P. Morgan	LME Copper Futures^	02/2016	1,999,021	1,884,348	(114,673)
76	J.P. Morgan	LME Copper Futures^	02/2016	9,460,911	8,951,375	(509,536)
64	J.P. Morgan	LME Copper Futures^	02/2016	7,880,699	7,538,000	(342,699)
45	J.P. Morgan	LME Copper Futures^	02/2016	5,535,860	5,300,156	(235,704)
18	J.P. Morgan	LME Copper Futures^	02/2016	2,188,419	2,120,062	(68,357)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
10	J.P. Morgan	LME Copper Futures^	02/2016	$ 1,183,587	$ 1,177,813	$ (5,774)
52	J.P. Morgan	LME Copper Futures^	02/2016	6,062,053	6,124,625	62,572
20	J.P. Morgan	LME Copper Futures^	02/2016	2,313,374	2,355,555	42,181
464	J.P. Morgan	LME Copper Futures^	03/2016	52,690,767	54,615,700	1,924,933
1,015	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	71,493,920	70,050,225	(1,443,695)
384	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	16,661,760	16,593,600	(68,160)
147	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	5,450,430	5,444,880	(5,550)
2,358	J.P. Morgan	BIST 30 Futures	02/2016	7,446,252	7,201,991	(244,261)
2,294	Barclays Capital	CAC40 Index Futures	01/2016	114,901,550	115,638,012	736,462
63	Barclays Capital	FTSE Bursa Malaysia KLCI Index Futures	01/2016	1,230,357	1,238,797	8,440
514	Barclays Capital	FTSE/JSE Top 40 Index Futures	03/2016	14,618,637	15,379,119	760,482
507	Barclays Capital	Hang Seng Index Futures	01/2016	72,033,947	71,666,441	(367,506)
423	Barclays Capital	IBEX 35 Index Futures	01/2016	44,226,887	43,791,948	(434,939)
275	Barclays Capital	KOSPI Index 200 Futures	03/2016	27,953,099	28,196,559	243,460
60	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	03/2016	1,492,863	1,501,836	8,973
261	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	7,994,507	7,944,840	(49,667)
435	Barclays Capital	S&P 500 E-Mini Futures	03/2016	43,868,600	44,269,950	401,350
127	Barclays Capital	SET50 Index Futures	03/2016	562,740	560,868	(1,872)
2,078	Barclays Capital	TOPIX Index Futures	03/2016	271,596,129	267,540,663	(4,055,466)
313	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	387,870,752	388,115,313	244,561
3,897	J.P. Morgan	90-Day EURODollar Futures	06/2016	966,282,854	965,481,750	(801,104)
5,077	J.P. Morgan	90-Day EURODollar Futures	09/2016	1,258,223,239	1,255,732,487	(2,490,752)
2,221	J.P. Morgan	90-Day EURODollar Futures	12/2016	548,881,034	548,420,425	(460,609)
813	J.P. Morgan	Australia 3-Year Bond Futures	03/2016	65,737,505	66,036,830	299,325
2,427	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	243,148,888	247,295,461	4,146,573
74	Goldman Sachs	Euro - Bobl Futures	03/2016	10,592,684	10,508,416	(84,268)
5,183	Goldman Sachs	Euro - SCHATZ Futures	03/2016	629,401,016	628,094,030	(1,306,986)
1,174	Goldman Sachs	Long Gilt Futures	03/2016	203,325,299	202,095,097	(1,230,202)
111	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	13,973,764	13,975,593	1,829
6,776	Morgan Stanley and Co., International PLC	U.S. Treasury 2-Year Note Futures	03/2016	1,474,238,196	1,471,980,125	(2,258,071)
30	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	3,557,166	3,549,610	(7,556)

				6,657,191,863	6,648,393,478	(8,798,385)

Short Contracts:
4	J.P. Morgan	LME Copper Futures^	01/2016	$(515,988)	$(470,575)	$45,413
2	J.P. Morgan	LME Copper Futures^	01/2016	(259,294)	(235,310)	23,984
30	J.P. Morgan	LME Copper Futures^	01/2016	(3,989,927)	(3,531,675)	458,252
10	J.P. Morgan	LME Copper Futures^	01/2016	(1,315,701)	(1,177,338)	138,363
5	J.P. Morgan	LME Copper Futures^	01/2016	(659,019)	(588,725)	70,294
1	J.P. Morgan	LME Copper Futures^	01/2016	(130,673)	(117,779)	12,894

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
16	J.P. Morgan	LME Copper Futures^	02/2016	$ (2,000,761)	$ (1,884,348)	$ 116,413
76	J.P. Morgan	LME Copper Futures^	02/2016	(9,461,814)	(8,951,375)	510,439
64	J.P. Morgan	LME Copper Futures^	02/2016	(7,887,843)	(7,538,000)	349,843
45	J.P. Morgan	LME Copper Futures^	02/2016	(5,540,492)	(5,300,156)	240,336
18	J.P. Morgan	LME Copper Futures^	02/2016	(2,173,456)	(2,120,063)	53,393
10	J.P. Morgan	LME Copper Futures^	02/2016	(1,186,509)	(1,177,812)	8,697
52	J.P. Morgan	LME Copper Futures^	02/2016	(6,086,150)	(6,124,625)	(38,475)
20	J.P. Morgan	LME Copper Futures^	02/2016	(2,320,333)	(2,355,555)	(35,222)
2,328	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(49,057,182)	(54,405,360)	(5,348,178)
761	Barclays Capital	Amsterdam Index Futures	01/2016	(71,676,609)	(73,083,469)	(1,406,860)
215	Barclays Capital	DAX Index Futures	03/2016	(60,651,022)	(62,922,281)	(2,271,259)
19	Barclays Capital	Euro Stoxx 50 Index	03/2016	(672,935)	(677,675)	(4,740)
1,077	Barclays Capital	FTSE 100 Index Futures	03/2016	(95,815,205)	(98,406,475)	(2,591,270)
293	Barclays Capital	FTSE/MIB Index Futures	03/2016	(33,604,329)	(34,137,566)	(533,237)
419	Barclays Capital	H-SHARES Index Futures	01/2016	(26,652,741)	(26,234,637)	418,104
211	Barclays Capital	MSCI Singapore Index Futures	01/2016	(4,797,720)	(4,815,544)	(17,824)
5,405	Barclays Capital	OMXS30 Index Futures	01/2016	(91,594,167)	(92,714,404)	(1,120,237)
892	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(97,181,522)	(98,102,594)	(921,072)
794	Barclays Capital	SGX S&P CNX Nifty Index Futures	01/2016	(12,588,481)	(12,621,424)	(32,943)
80	Barclays Capital	SPI 200 Index Futures	03/2016	(7,481,742)	(7,661,551)	(179,809)
2,855	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	(775,966,661)	(777,064,001)	(1,097,340)
2,817	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	(766,118,531)	(766,759,559)	(641,028)
1,765	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	(480,469,459)	(480,367,603)	101,856
2,120	J.P. Morgan	90-Day Sterling Futures	06/2016	(387,908,758)	(387,772,089)	136,669
3,920	J.P. Morgan	90-Day Sterling Futures	09/2016	(716,480,324)	(716,073,477)	406,847
1,308	J.P. Morgan	90-Day Sterling Futures	12/2016	(238,864,201)	(238,573,173)	291,028
4,350	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	(400,519,234)	(402,229,019)	(1,709,785)
110	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(19,687,819)	(19,716,250)	(28,431)
266	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	(47,590,451)	(47,694,298)	(103,847)
107	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	(19,195,382)	(19,186,267)	9,115
2,229	Goldman Sachs	Euro - Bund Futures	03/2016	(384,907,705)	(382,539,993)	2,367,712
344	Goldman Sachs	Euro - Buxl 30-Year Bond Futures	03/2016	(57,779,997)	(56,599,678)	1,180,319
570	Morgan Stanley and Co., International PLC	U.S. Treasury Long Bond Futures	03/2016	(87,545,843)	(87,637,500)	(91,657)

				(4,978,335,980)	(4,989,569,223)	(11,233,243)

				$1,678,855,883	$1,658,824,255	$(20,031,628)

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	35,764,995	$25,776,380	$25,968,881	$192,501
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	35,764,994	25,776,380	25,968,881	192,501
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	36,000,000	9,014,997	8,888,602	(126,395)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	36,000,000	9,015,020	8,888,602	(126,418)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	72,079,175	53,893,266	52,101,662	(1,791,604)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	72,079,175	53,893,265	52,101,661	(1,791,604)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	11,765,000	11,872,756	11,782,639	(90,117)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	5,957,000	6,021,277	5,965,931	(55,346)
Euro, Expiring 03/16/16	CitiBank	EUR	18,264,814	19,447,569	19,885,758	438,189
Euro, Expiring 03/16/16	Credit Suisse International	EUR	18,264,814	19,447,489	19,885,758	438,269
British Pound, Expiring 03/16/16	CitiBank	GBP	22,416,500	33,641,774	33,050,383	(591,391)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	22,416,500	33,641,774	33,050,382	(591,392)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	5,506,500	710,792	710,919	127
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	5,506,500	710,792	710,919	127
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	990,500,000	3,418,624	3,409,204	(9,420)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	990,500,000	3,418,630	3,409,204	(9,426)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	10,500,000	2,736,263	2,702,552	(33,711)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	10,500,000	2,733,717	2,702,552	(31,165)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	1,385,124,345	20,447,893	20,690,460	242,567
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	1,385,124,345	20,447,894	20,690,460	242,566
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	14,821,973,178	121,022,167	123,528,147	2,505,980
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	14,821,973,178	121,022,166	123,528,147	2,505,981
Korean Won, Expiring 03/16/16*	CitiBank	KRW	3,850,000,000	3,289,082	3,278,175	(10,907)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	3,850,000,000	3,289,077	3,278,175	(10,902)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	17,500,000	1,040,491	1,010,159	(30,332)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	17,500,000	1,040,257	1,010,159	(30,098)
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	2,880,000	331,863	325,136	(6,727)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	69,943,929	$ 46,239,730	$ 47,627,575	$ 1,387,845
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	69,943,928	46,239,730	47,627,575	1,387,845
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	50,495,225	12,661,943	12,854,575	192,632
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	50,495,225	12,662,081	12,854,575	192,494
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	51,375,500	6,053,673	6,098,797	45,124
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	51,375,500	6,053,673	6,098,797	45,124
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	9,050,000	6,433,821	6,367,584	(66,237)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	9,050,000	6,433,834	6,367,584	(66,250)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	142,456,475	47,764,902	47,867,547	102,645
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	142,456,475	47,763,630	47,867,546	103,916
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	175,368,158	5,366,190	5,343,267	(22,923)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	175,368,158	5,366,255	5,343,267	(22,988)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	71,161,496	4,762,058	4,540,373	(221,685)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	71,161,496	4,762,073	4,540,373	(221,700)

				$865,665,248	$869,922,943	$4,257,695

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(2,950,000)	$(2,116,572)	$(2,141,988)	$(25,416)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(2,950,000)	(2,116,589)	(2,141,988)	(25,399)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(54,164,715)	(13,658,243)	(13,373,572)	284,671
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(54,164,715)	(13,658,368)	(13,373,572)	284,796
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(444,500)	(333,677)	(321,302)	12,375
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(444,500)	(333,677)	(321,302)	12,375
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(150,429,612)	(150,752,538)	(150,655,150)	97,388
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(139,876,610)	(140,031,371)	(140,086,327)	(54,956)
Danish Krone, Expiring 03/16/16	CitiBank	DKK	(81,387,212)	(11,939,483)	(11,877,749)	61,734
Danish Krone, Expiring 03/16/16	Credit Suisse International	DKK	(49,471,211)	(7,205,373)	(7,219,889)	(14,516)
Euro, Expiring 03/16/16	CitiBank	EUR	(10,952,500)	(11,741,226)	(11,924,499)	(183,273)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(10,364,500)	$ (11,101,679)	$ (11,284,316)	$ (182,637)
British Pound, Expiring 03/16/16	CitiBank	GBP	(32,762,376)	(49,153,524)	(48,304,109)	849,415
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(32,762,375)	(49,153,915)	(48,304,108)	849,807
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	(23,099,000)	(2,981,622)	(2,982,205)	(583)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(60,000,000)	(205,909)	(206,514)	(605)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(60,000,000)	(205,908)	(206,514)	(606)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	(52,879,546)	(13,670,832)	(13,610,449)	60,383
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	(52,879,545)	(13,670,869)	(13,610,449)	60,420
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(1,525,824,500)	(12,589,261)	(12,716,409)	(127,148)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(177,593,500)	(1,448,306)	(1,480,086)	(31,780)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(46,039,834,480)	(39,485,060)	(39,201,722)	283,338
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(46,039,834,480)	(39,485,427)	(39,201,722)	283,705
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(747,932,830)	(44,624,918)	(43,173,186)	1,451,732
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(747,932,829)	(44,624,828)	(43,173,186)	1,451,642
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(629,819,700)	(72,555,300)	(71,103,164)	1,452,136
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(629,819,698)	(72,555,372)	(71,103,164)	1,452,208
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(46,250,000)	(30,630,057)	(31,493,448)	(863,391)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(46,250,000)	(30,630,057)	(31,493,448)	(863,391)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(2,000,000)	(499,475)	(509,140)	(9,665)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(2,000,000)	(499,470)	(509,140)	(9,670)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(539,536,135)	(62,333,088)	(64,048,448)	(1,715,360)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(530,209,133)	(61,231,946)	(62,941,239)	(1,709,293)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(12,422,250)	(8,777,950)	(8,740,299)	37,651
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(12,422,249)	(8,777,954)	(8,740,300)	37,654
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(2,950,000)	(961,362)	(991,245)	(29,883)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(2,950,000)	(961,360)	(991,245)	(29,885)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(26,500,000)	(1,805,822)	(1,690,801)	115,021
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(26,500,000)	(1,804,405)	(1,690,801)	113,604

				(1,030,312,793)	(1,026,938,195)	3,374,598

				$(164,647,545)	$(157,015,252)	$7,632,293

*	Non-deliverable forward (See Note 4).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps* Outstanding at December 31, 2015

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	15-61 months maturity ranging from 02/23/2017 - 12/22/2020	$(17,382,794)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Ireland
Accenture PLC	49,754	$5,137,598	$61,695
Alkermes PLC	12,866	999,560	21,744
King Digital Entertainment PLC	23,823	425,955	—
XL Group PLC	28,560	1,096,418	22,562

			106,001

Netherlands
Frank’s International NV	26,688	420,870	24,553

Panama
Copa Holdings SA	16,869	820,339	(6,242)

Puerto Rico
Popular, Inc.	48,425	1,305,538	66,826

Singapore
Avago Technologies Ltd.	23,667	3,324,740	110,525

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Singapore (continued)
Flextronics International Ltd.	320,563	$3,531,001	$62,510

			173,035

Sweden
Autoliv, Inc.	9,648	1,198,185	5,596

Switzerland
ACE Ltd.	30,403	3,514,587	38,004
Allied World Assurance Co. Holdings AG	85,936	3,045,572	150,388
TE Connectivity Ltd.	35,882	2,274,560	43,776

			232,168

United Kingdom
Delphi Automotive PLC	76,856	6,414,402	174,463
Noble Corp. PLC	181,530	2,171,099	(255,957)
Willis Group Holdings PLC	4,430	204,356	10,809

			(70,685)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
3M Co.	13,878	$2,065,740	$24,842
Aaron’s, Inc.	70,065	1,555,443	13,312
Abbott Laboratories	113,677	5,145,021	(39,787)
AbbVie, Inc.	40,406	2,278,090	115,561
Activision Blizzard, Inc.	209,574	8,146,141	(33,532)
Acuity Brands, Inc.	6,067	1,411,791	6,674
Advance Auto Parts, Inc.	6,315	966,637	(16,166)
Aetna, Inc.	117,886	12,833,070	(87,236)
Aflac, Inc.	119,528	7,217,101	(57,373)
AGCO Corp.	147,417	6,571,850	119,408
Air Lease Corp.	29,941	943,740	58,684
Air Products & Chemicals, Inc.	4,266	556,116	(1,067)
Akamai Technologies, Inc.	35,527	1,868,365	1,421
Alaska Air Group, Inc.	106,824	8,666,631	(66,231)
Alleghany Corp.	1,767	846,163	(1,661)
Allstate Corp./The	95,604	5,962,821	(26,769)
Alphabet, Inc.	6,613	5,090,886	54,094
Amazon.com, Inc.	3,333	2,235,276	17,465
AMC Networks, Inc.	24,436	1,904,542	(79,661)
Amdocs Ltd.	175,310	9,617,507	(50,840)
AMERCO	8,484	3,337,606	(33,088)
Ameren Corp.	64,782	2,852,351	(51,826)
American Airlines Group, Inc.	130,666	5,548,078	(14,373)
American Eagle Outfitters, Inc.	301,424	4,590,688	81,384
American Electric Power Co., Inc.	267,199	15,342,567	227,119
American Financial Group, Inc.	38,386	2,722,335	44,528
Ameriprise Financial, Inc.	56,318	5,919,022	74,340
AmerisourceBergen Corp.	105,650	10,812,221	144,741
Amgen, Inc.	24,089	3,888,687	21,680
AmTrust Financial Services, Inc.	95,944	5,937,974	(29,743)
Analog Devices, Inc.	11,536	647,400	(9,229)
ANSYS, Inc.	4,954	452,597	5,648
Anthem, Inc.	117,825	16,378,853	50,665
AO Smith Corp.	59,341	4,540,180	5,934
Apple, Inc.	49,420	5,385,792	(183,842)
Arch Capital Group Ltd.	49,436	3,457,059	(8,898)
Archer-Daniels-Midland Co.	143,512	4,921,026	342,994
Arrow Electronics, Inc.	29,849	1,633,337	(16,118)
Ashland, Inc.	13,136	1,357,343	(8,276)
Aspen Insurance Holdings Ltd.	62,706	3,037,479	(8,779)
Associated Banc-Corp.	10,986	210,272	(4,285)
Assurant, Inc.	42,104	3,405,793	(14,736)
Assured Guaranty Ltd.	164,001	4,150,865	183,681
AT&T, Inc.	98,948	3,367,200	37,600

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Atmos Energy Corp.	39,226	$2,476,730	$(3,923)
Atwood Oceanics, Inc.	188,673	2,292,377	(362,252)
AutoNation, Inc.	22,811	1,363,185	(2,281)
AutoZone, Inc.	5,454	4,119,461	(73,084)
Avery Dennison Corp.	49,739	3,137,039	(20,393)
Avis Budget Group, Inc.	21,885	763,568	30,639
Avnet, Inc.	92,707	4,061,494	(89,926)
Axis Capital Holdings Ltd.	75,521	4,210,296	35,495
Bank of Hawaii Corp.	10,042	634,253	(2,611)
Bank of New York Mellon Corp./The	57,306	2,364,446	(2,292)
Bank of the Ozarks, Inc.	9,281	474,909	(15,871)
BankUnited, Inc.	6,412	237,244	(6,027)
Baxter International, Inc.	46,998	1,764,305	28,669
BB&T Corp.	85,368	3,229,471	(1,707)
Becton Dickinson and Co.	28,584	4,456,531	(52,023)
Bed Bath & Beyond, Inc.	26,631	1,377,089	(92,143)
Bemis Co., Inc.	59,934	2,668,262	10,189
Best Buy Co., Inc.	130,509	3,889,168	84,831
Big Lots, Inc.	64,354	2,422,928	57,275
Biogen, Inc.	4,617	1,372,034	42,384
BioMarin Pharmaceutical, Inc.	4,829	485,991	19,895
Bio-Rad Laboratories, Inc.	11,291	1,555,222	10,388
BlackRock, Inc.	6,573	2,170,470	67,768
Boeing Co./The	63,786	9,284,690	(61,872)
BOK Financial Corp.	8,057	492,927	(11,199)
Booz Allen Hamilton Holding Corp.	55,508	1,630,825	81,597
Boston Scientific Corp.	128,851	2,396,629	(20,616)
Brinker International, Inc.	129,724	5,860,930	359,335
Broadridge Financial Solutions, Inc.	77,383	4,168,622	(10,834)
Brocade Communications Systems, Inc.	561,464	4,952,112	202,127
Buffalo Wild Wings, Inc.	3,342	524,193	9,358
Bunge Ltd.	109,443	7,008,730	464,038
BWX Technologies, Inc.	9,833	305,315	7,080
CA, Inc.	114,143	3,253,075	6,849
Cadence Design Systems, Inc.	101,557	2,167,226	(53,825)
California Resources Corp.	211,166	422,332	69,685
Campbell Soup Co.	15,510	824,201	(9,151)
Capital One Financial Corp.	122,812	9,134,757	(270,186)
Cardinal Health, Inc.	69,232	6,089,647	90,694
Carlisle Cos., Inc.	24,892	2,190,994	16,678
Carnival Corp.	164,615	8,306,473	661,752
Carter’s, Inc.	23,292	2,080,209	(6,522)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Casey’s General Stores, Inc.	29,233	$3,633,662	$(112,547)
Catalent, Inc.	7,937	209,219	(10,556)
CDW Corp.	83,642	3,570,677	(54,367)
Celanese Corp.	95,107	6,269,453	134,101
Celgene Corp.	12,096	1,356,808	91,809
Centene Corp.	134,184	8,300,622	530,027
CenturyLink, Inc.	17,227	437,566	(4,134)
CF Industries Holdings, Inc.	121,341	5,004,103	(52,177)
Charles River Laboratories International, Inc.	53,353	4,235,161	53,887
Cheesecake Factory, Inc./The	56,327	2,604,560	(7,323)
Chevron Corp.	41,875	3,791,363	(24,288)
Church & Dwight Co., Inc.	19,283	1,643,683	(6,942)
Cimarex Energy Co.	3,626	347,153	(23,061)
Cinemark Holdings, Inc.	25,997	867,000	2,080
Cintas Corp.	59,392	5,376,164	31,478
Cisco Systems, Inc.	381,818	10,202,177	166,091
Citigroup, Inc.	42,927	2,268,263	(46,790)
Cleco Corp.	4,448	231,474	756
Clorox Co./The	45,897	6,028,112	(206,995)
CME Group, Inc.	28,725	2,728,013	(125,528)
CMS Energy Corp.	80,295	2,906,679	(9,635)
Cognizant Technology Solutions Corp.	32,833	1,983,770	(13,133)
Comcast Corp.	113,338	6,506,168	(110,505)
Commerce Bancshares, Inc.	12,065	518,192	(4,947)
Commercial Metals Co.	252,360	3,457,332	(2,524)
Community Health Systems, Inc.	34,105	870,019	34,787
Computer Sciences Corp.	57,844	1,815,145	75,197
ConAgra Foods, Inc.	29,467	1,197,244	45,085
ConocoPhillips	105,579	4,991,775	(62,292)
Consolidated Edison, Inc.	257,690	16,548,852	12,885
Constellation Brands, Inc.	40,807	5,708,491	104,058
Convergys Corp.	152,888	3,927,693	(122,310)
Cooper Cos., Inc./The	6,790	926,428	(15,210)
CoreLogic, Inc.	36,743	1,319,441	(75,323)
Corning, Inc.	82,545	1,493,239	15,684
Costco Wholesale Corp.	21,999	3,534,799	18,039
Coty, Inc.	17,181	473,337	(32,988)
CR Bard, Inc.	22,517	4,292,191	(26,570)
Cracker Barrel Old Country Store, Inc.	10,562	1,316,131	23,448
Crane Co.	4,893	223,708	10,373
Credit Acceptance Corp.	15,541	3,289,719	36,366
Crown Holdings, Inc.	42,393	2,073,018	76,307

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CST Brands, Inc.	61,221	$2,367,416	$28,774
CSX Corp.	149,790	3,834,624	52,426
Cummins, Inc.	52,383	4,502,843	107,385
CVR Energy, Inc.	6,056	239,151	(848)
CVS Health Corp.	57,343	5,430,956	175,470
Danaher Corp.	47,620	4,375,802	47,144
Darden Restaurants, Inc.	109,471	6,392,012	574,723
Dean Foods Co.	68,584	1,205,021	(28,805)
Deckers Outdoor Corp.	33,748	1,663,776	(70,871)
Deere & Co.	43,801	3,368,735	(28,033)
Delta Air Lines, Inc.	159,082	8,117,954	(54,088)
Deluxe Corp.	84,509	4,595,599	13,521
DENTSPLY International, Inc.	23,120	1,393,211	13,641
Devon Energy Corp.	47,574	1,378,695	143,673
DeVry Education Group, Inc.	22,774	567,756	8,654
Dick’s Sporting Goods, Inc.	15,043	544,406	(12,636)
Dillard’s, Inc.	18,325	1,242,801	(38,666)
Discover Financial Services	50,206	2,705,099	(13,054)
Dollar General Corp.	17,424	1,246,513	5,750
Domino’s Pizza, Inc.	15,007	1,641,316	28,213
Dover Corp.	8,954	532,405	16,565
Dow Chemical Co./The	153,758	7,726,339	189,122
DR Horton, Inc.	184,743	5,823,099	94,219
Dr. Pepper Snapple Group, Inc.	120,834	11,241,187	20,542
Dril-Quip, Inc.	18,032	1,046,217	21,819
DST Systems, Inc.	46,024	5,345,227	(95,730)
DTE Energy Co.	79,047	6,319,808	18,971
Dun & Bradstreet Corp./The	8,938	930,267	(1,341)
East West Bancorp, Inc.	33,269	1,406,946	(24,286)
Eastman Chemical Co.	18,226	1,217,497	12,940
eBay, Inc.	255,250	7,159,763	(145,493)
Edison International	142,533	8,680,260	(240,881)
Edwards Lifesciences Corp.	64,038	5,186,438	(128,716)
Electronic Arts, Inc.	107,720	7,661,046	(258,528)
Eli Lilly & Co.	83,795	7,224,805	(164,238)
Endurance Specialty Holdings Ltd.	55,586	3,516,370	40,578
Energen Corp.	19,109	853,599	(70,321)
Entergy Corp.	87,613	5,890,222	99,003
EOG Resources, Inc.	35,935	2,634,036	(90,197)
EP Energy Corp.	261,365	909,550	235,228
Equifax, Inc.	68,678	7,774,350	(125,681)
Everest Re Group Ltd.	8,020	1,458,918	9,464
Eversource Energy	32,615	1,686,848	(21,200)
Exelon Corp.	125,114	3,328,032	146,383
Expedia, Inc.	25,817	3,321,873	(112,820)
Express Scripts Holding Co.	6,113	529,691	4,646

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Exxon Mobil Corp.	47,857	$3,730,932	$(479)
FactSet Research Systems, Inc.	18,774	3,033,878	18,211
Fair Isaac Corp.	22,991	2,135,864	29,428
FedEx Corp.	30,674	4,657,540	(87,421)
Fidelity National Information Services, Inc.	19,230	1,151,492	13,846
Fifth Third BanCorp.	74,723	1,515,756	(13,824)
First American Financial Corp.	100,050	3,519,759	72,036
First Solar, Inc.	92,786	5,982,841	140,107
Fiserv, Inc.	54,899	5,100,666	(79,604)
Flowers Foods, Inc.	30,052	666,854	(21,036)
FNF Group	72,049	2,382,660	115,278
Foot Locker, Inc.	102,252	6,545,151	110,432
Fulton Financial Corp.	35,389	469,258	(8,847)
GameStop Corp.	213,974	6,215,945	(216,114)
Gartner, Inc.	3,701	334,903	777
GATX Corp.	11,626	469,690	24,996
General Dynamics Corp.	65,499	9,049,342	(52,399)
General Mills, Inc.	45,186	2,585,995	19,430
General Motors Co.	105,988	3,615,251	(10,599)
Genpact Ltd.	135,908	3,321,592	73,390
Gilead Sciences, Inc.	69,585	7,122,721	(81,414)
Global Payments, Inc.	45,106	2,894,903	14,885
Goodyear Tire & Rubber Co./The	251,103	8,160,848	42,688
Graham Holdings Co.	10,535	5,225,255	(116,096)
Graphic Packaging Holding Co.	20,503	259,773	3,280
H&R Block, Inc.	33,835	1,139,563	(12,519)
Halyard Health, Inc.	17,869	597,539	(536)
Hanesbrands, Inc.	85,473	2,508,633	6,838
Hanover Insurance Group, Inc./The	41,569	3,351,293	29,930
Harman International Industries, Inc.	23,444	2,140,437	68,222
Harris Corp.	13,684	1,137,414	51,726
Hartford Financial Services Group, Inc./The	109,511	4,742,921	16,427
Hasbro, Inc.	13,693	909,078	13,282
HCA Holdings, Inc.	70,988	4,595,763	205,155
Helmerich & Payne, Inc.	48,714	2,523,385	85,250
Hess Corp.	37,160	1,828,272	(26,755)
Hill-Rom Holdings, Inc.	24,310	1,184,383	(16,045)
HollyFrontier Corp.	105,729	4,468,108	(250,578)
Home Depot, Inc./The	28,468	3,739,272	25,621
Honeywell International, Inc.	15,766	1,613,019	19,865
Hormel Foods Corp.	92,074	7,318,962	(37,750)
HP, Inc.	272,884	3,247,320	(16,373)
HSN, Inc.	21,809	1,101,354	3,708
Hubbell, Inc.	2,171	202,685	16,673

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Huntington Ingalls Industries, Inc.	73,119	$9,285,382	$(10,237)
IAC/InterActiveCorp.	30,980	1,905,890	(45,541)
IDACORP, Inc.	27,666	1,909,231	(27,943)
IDEX Corp.	2,712	206,627	1,139
Illinois Tool Works, Inc.	5,844	540,862	760
Ingersoll-Rand PLC	7,877	420,789	14,730
Ingram Micro, Inc.	157,339	4,861,775	(81,816)
Ingredion, Inc.	63,640	6,213,173	(113,916)
Integrated Device Technology, Inc.	7,494	202,188	(4,721)
Intel Corp.	164,753	5,751,527	(75,786)
Intercontinental Exchange, Inc.	14,072	3,495,063	111,028
InterDigital, Inc.	43,863	2,081,299	69,742
International Business Machines Corp.	15,329	2,096,241	13,336
International Flavors & Fragrances, Inc.	10,979	1,296,510	17,017
International Game Technology PLC	183,619	2,757,957	212,998
Interpublic Group of Cos., Inc./The	90,228	2,029,228	71,280
Intrexon Corp.	89,211	2,838,694	(148,982)
Intuit, Inc.	11,758	1,150,755	(16,108)
IPG Photonics Corp.	2,529	227,913	(2,428)
ITT Corp.	39,362	1,365,861	63,766
Jabil Circuit, Inc.	240,122	5,676,484	(84,043)
Jack Henry & Associates, Inc.	21,113	1,630,346	17,735
Jarden Corp.	40,403	2,308,223	(404)
JetBlue Airways Corp.	369,129	8,397,685	(36,913)
JM Smucker Co./The	9,925	1,227,127	(2,978)
John Wiley & Sons, Inc.	9,566	427,026	3,731
Johnson & Johnson	4,394	455,394	(4,042)
JPMorgan Chase & Co.	145,289	9,629,755	(36,322)
Juniper Networks, Inc.	137,708	4,008,680	(207,939)
KeyCorp.	94,973	1,234,649	18,045
Kimberly-Clark Corp.	35,088	4,415,474	51,228
Kohl’s Corp.	60,747	2,700,204	193,175
Kroger Co./The	255,328	10,708,456	(28,086)
L Brands, Inc.	31,985	3,089,111	(24,309)
L-3 Communications Holdings, Inc.	16,403	1,929,813	30,510
Lam Research Corp.	46,646	3,671,040	33,585
Lancaster Colony Corp.	5,957	666,171	21,624
Landstar System, Inc.	4,400	251,900	6,160
Lear Corp.	122,447	14,947,105	93,060
Leggett & Platt, Inc.	48,448	2,096,829	(61,044)
Leidos Holdings, Inc.	35,722	2,042,584	(32,864)
Lennar Corp.	27,942	1,360,217	6,427
Lennox International, Inc.	8,483	1,071,742	(12,216)
Lexmark International, Inc.	52,490	1,656,584	46,716

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Liberty Interactive Corp. QVC Group	32,665	$862,356	$30,052
LifePoint Health, Inc.	11,591	807,545	43,234
Lincoln Electric Holdings, Inc.	11,814	595,426	17,603
Lincoln National Corp.	72,499	3,642,350	1,450
Lockheed Martin Corp.	28,750	6,187,575	55,488
Lowe’s Cos., Inc.	59,276	4,439,772	67,575
LyondellBasell Industries NV	167,908	14,723,853	(132,647)
M&T Bank Corp.	16,295	2,032,638	(58,010)
Mallinckrodt PLC	61,609	4,412,437	185,443
Manhattan Associates, Inc.	33,700	2,416,964	(187,035)
ManpowerGroup, Inc.	28,528	2,400,631	3,994
Marathon Oil Corp.	105,816	1,352,328	(20,105)
Marathon Petroleum Corp.	174,989	8,980,435	90,994
Marriott International, Inc.	28,485	1,880,865	28,770
Marvell Technology Group Ltd.	184,927	1,566,332	64,724
Maxim Integrated Products, Inc.	5,426	203,963	2,225
MAXIMUS, Inc.	26,031	1,443,159	21,085
McCormick & Co., Inc.	21,419	1,816,117	16,493
McGraw Hill Financial, Inc.	28,259	2,693,648	92,124
McKesson Corp.	12,306	2,338,386	88,726
Medivation, Inc.	18,895	824,956	88,429
Mentor Graphics Corp.	162,293	2,909,913	79,524
Merck & Co., Inc.	45,830	2,413,408	7,333
MetLife, Inc.	196,401	9,323,155	145,337
Michaels Cos., Inc./The	21,151	463,841	3,807
Micron Technology, Inc.	79,922	1,144,483	(12,788)
Microsoft Corp.	83,162	4,632,123	(18,296)
Minerals Technologies, Inc.	24,387	1,159,114	(40,726)
Mohawk Industries, Inc.	17,739	3,429,658	(70,069)
Molina Healthcare, Inc.	61,716	3,640,010	70,973
Monster Beverage Corp.	9,962	1,497,189	(13,249)
Moody’s Corp.	9,180	898,538	22,583
Mosaic Co./The	140,098	4,040,426	(175,123)
MSCI, Inc.	36,733	2,604,002	45,549
MSG Networks, Inc.	57,471	1,187,926	7,471
Murphy Oil Corp.	134,044	2,922,159	87,129
Murphy USA, Inc.	88,207	5,509,409	(151,716)
Mylan NV	31,161	1,650,598	34,277
Nasdaq, Inc.	115,944	6,502,140	242,323
Navient Corp.	164,965	2,058,763	(169,914)
NeuStar, Inc.	51,541	1,256,054	(20,616)
Newell Rubbermaid, Inc.	4,534	203,214	(3,355)
Newfield Exploration Co.	101,248	3,301,697	(5,062)
NewMarket Corp.	1,544	575,912	11,935

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
NextEra Energy, Inc.	30,134	$3,116,157	$14,464
NIKE, Inc.	80,466	5,239,141	(210,016)
NiSource, Inc.	120,577	2,324,725	27,733
Northern Trust Corp.	47,305	3,404,541	5,677
Northrop Grumman Corp.	74,263	13,984,466	37,132
Norwegian Cruise Line Holdings Ltd.	59,159	3,378,570	88,147
Nu Skin Enterprises, Inc.	6,566	248,851	(66)
NVIDIA Corp.	59,929	1,957,880	17,379
NVR, Inc.	2,223	3,676,820	(24,431)
Old Republic International Corp.	41,043	756,422	8,209
Omnicom Group, Inc.	20,182	1,486,808	40,162
ON Semiconductor Corp.	127,856	1,273,446	(20,457)
ONE Gas, Inc.	15,101	741,157	16,460
OneMain Holdings, Inc.	18,245	758,810	(912)
OPKO Health, Inc.	36,663	368,097	367
Oracle Corp.	67,732	2,501,343	(27,093)
Orbital ATK, Inc.	39,779	3,502,939	50,917
O’Reilly Automotive, Inc.	16,112	4,098,087	(14,984)
Oshkosh Corp.	10,773	414,114	6,464
Owens Corning	109,682	5,141,892	16,452
PACCAR, Inc.	75,902	3,448,987	148,768
Packaging Corp. of America	15,354	951,334	16,736
Panera Bread Co.	1,614	312,067	2,308
PAREXEL International Corp.	5,545	358,651	19,075
Parker-Hannifin Corp.	23,848	2,270,091	42,688
Paychex, Inc.	6,770	361,180	(3,114)
Penske Automotive Group, Inc.	10,345	447,318	(9,311)
People’s United Financial, Inc.	245,011	3,983,879	(26,951)
PepsiCo, Inc.	79,405	7,956,381	(22,233)
Pfizer, Inc.	233,331	7,543,591	(11,667)
PG&E Corp.	235,032	12,656,473	(155,121)
Phillips 66	77,322	6,323,393	1,546
Pilgrim’s Pride Corp.	185,493	3,925,032	172,508
Pinnacle Foods, Inc.	125,284	5,196,780	122,778
Pinnacle West Capital Corp.	134,771	8,570,088	119,946
Plantronics, Inc.	20,762	1,019,414	(34,880)
PNC Financial Services Group, Inc./The	136,305	13,041,662	(50,433)
Polycom, Inc.	34,017	447,324	(19,050)
PPG Industries, Inc.	12,582	1,236,056	7,298
Primerica, Inc.	4,606	219,015	(1,474)
Progressive Corp./The	86,000	2,707,280	27,520
Prosperity Bancshares, Inc.	4,250	205,573	(2,168)
Public Service Enterprise Group, Inc.	466,754	17,787,995	270,717

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
PulteGroup, Inc.	64,346	$1,142,142	$4,504
Quest Diagnostics, Inc.	17,242	1,187,112	39,484
Quintiles Transnational Holdings, Inc.	108,477	7,578,203	(130,172)
Rackspace Hosting, Inc.	110,199	2,741,751	48,488
Raytheon Co.	55,463	7,069,869	(163,061)
Regal Beloit Corp.	3,518	201,828	4,046
Regal Entertainment Group	17,764	331,476	3,730
Reinsurance Group of America, Inc.	85,887	7,431,802	(84,169)
Reliance Steel & Aluminum Co.	88,103	4,932,006	170,039
RenaissanceRe Holdings Ltd.	20,887	2,318,875	45,325
Republic Services, Inc.	208,920	9,159,053	31,338
ResMed, Inc.	4,567	252,053	(6,851)
Robert Half International, Inc.	12,113	554,897	16,110
Rockwell Automation, Inc.	11,375	1,137,728	29,461
Ross Stores, Inc.	63,892	3,441,223	(3,195)
Rowan Cos. PLC	258,607	4,885,086	(501,698)
Royal Caribbean Cruises Ltd.	79,414	7,460,945	576,546
RPM International, Inc.	4,587	200,314	1,789
RR Donnelley & Sons Co.	26,987	396,979	270
Ryder System, Inc.	71,724	4,064,599	11,476
Sabre Corp.	27,357	787,061	(21,886)
SCANA Corp.	85,463	5,249,992	(80,335)
Scotts Miracle-Gro Co./The	9,405	612,266	(5,549)
Seagate Technology PLC	56,263	1,908,441	154,161
SEI Investments Co.	33,104	1,736,967	(2,317)
Sensient Technologies Corp.	29,355	1,820,597	23,484
ServiceMaster Global Holdings, Inc.	24,799	949,058	24,055
Sherwin-Williams Co./The	11,904	3,133,133	(42,854)
Signature Bank/New York NY	5,666	876,530	(7,536)
Skechers U.S.A., Inc.	204,123	6,170,638	(4,082)
Skyworks Solutions, Inc.	47,859	3,723,430	(46,423)
SM Energy Co.	39,665	796,870	(17,056)
Snap-on, Inc.	26,618	4,537,038	26,086
Sonoco Products Co.	37,184	1,510,786	8,924
Southwest Airlines Co.	120,323	5,235,254	(54,145)
Spectrum Brands Holdings, Inc.	15,518	1,536,592	43,140
Spirit AeroSystems Holdings, Inc.	226,739	10,983,237	369,585

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SS&C Technologies Holdings, Inc.	17,098	$1,175,487	$(8,207)
Stanley Black & Decker, Inc.	18,940	2,036,808	(15,341)
State Street Corp.	57,066	3,789,182	(2,283)
Steel Dynamics, Inc.	152,353	2,591,525	131,024
STERIS PLC	58,284	4,287,954	103,163
Stryker Corp.	25,723	2,384,779	5,916
SunTrust Banks, Inc.	167,569	7,245,684	(67,028)
Superior Energy Services, Inc.	181,358	2,373,976	68,916
SUPERVALU, Inc.	226,035	1,523,476	9,041
Synaptics, Inc.	9,844	785,847	5,020
Synchrony Financial	103,296	3,099,913	41,318
Synopsys, Inc.	83,213	3,762,892	32,453
Sysco Corp.	21,036	867,735	(5,259)
Talen Energy Corp.	110,779	649,165	40,988
Target Corp.	121,165	8,763,864	33,926
Tech Data Corp.	72,647	4,840,470	(18,162)
TEGNA, Inc.	282,046	7,333,196	(135,382)
Teleflex, Inc.	35,038	4,620,111	(14,366)
Telephone & Data Systems, Inc.	26,017	679,044	(5,464)
Teradyne, Inc.	10,179	209,891	509
Tesoro Corp.	97,622	10,343,051	(56,621)
Thermo Fisher Scientific, Inc.	5,487	758,084	20,247
Thomson Reuters Corp.	31,342	1,186,608	(313)
Thor Industries, Inc.	11,055	618,417	2,322
Time Warner, Inc.	25,761	1,670,858	(4,895)
Time, Inc.	154,838	2,378,312	48,000
TJX Cos., Inc./The	10,657	752,917	2,771
TopBuild Corp.	11,161	325,343	18,081
Torchmark Corp.	70,667	4,027,312	12,013
Toro Co./The	8,737	675,370	(36,958)
Total System Services, Inc.	132,944	7,018,114	(397,503)
Tractor Supply Co.	5,120	439,654	(1,894)
Travelers Cos., Inc./The	119,464	13,531,687	(48,980)
Trinity Industries, Inc.	138,741	3,303,423	29,136
Trustmark Corp.	22,289	525,352	(11,813)
Tupperware Brands Corp.	17,011	945,641	1,021
Tyler Technologies, Inc.	8,822	1,568,728	(30,877)
Tyson Foods, Inc.	183,154	9,685,184	82,419
UGI Corp.	63,244	2,074,403	60,714
United Parcel Service, Inc.	17,214	1,721,400	(64,897)
United Therapeutics Corp.	40,438	6,394,865	(61,870)
UnitedHealth Group, Inc.	117,260	13,979,737	(185,271)
Universal Health Services, Inc.	11,880	1,379,506	40,036
Unum Group	51,437	1,701,022	11,316
US Bancorp.	126,148	5,529,067	(146,332)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Valero Energy Corp.	212,056	$15,200,174	$(205,694)
Validus Holdings Ltd.	122,491	5,646,835	23,273
Valmont Industries, Inc.	3,084	316,357	10,609
Vectren Corp.	21,182	885,619	12,921
VeriSign, Inc.	62,451	5,486,320	(30,601)
Verizon Communications, Inc.	69,398	3,199,248	8,328
VF Corp.	14,970	935,026	(3,144)
Visa, Inc.	34,191	2,690,490	(38,978)
Voya Financial, Inc.	160,868	5,905,464	32,174
Wabtec Corp.	4,942	347,521	3,954
Wal-Mart Stores, Inc.	107,054	6,314,045	248,365
Walt Disney Co./The	23,427	2,624,058	(162,349)
Waste Connections, Inc.	15,322	846,234	16,701
Waste Management, Inc.	256,455	13,663,922	23,081
Waters Corp.	19,144	2,513,607	62,792
Wells Fargo & Co.	171,730	9,525,863	(190,620)
Wendy’s Co./The	171,054	1,796,067	46,185
Werner Enterprises, Inc.	144,687	3,570,875	(186,646)
West Pharmaceutical Services, Inc.	3,330	206,627	(6,094)
Westar Energy, Inc.	20,566	864,595	7,609
Western Digital Corp.	31,115	1,848,231	20,225
Western Refining, Inc.	99,793	3,784,151	(229,524)
Western Union Co./The	63,805	1,156,785	(14,037)
Westlake Chemical Corp.	12,148	652,226	7,653
WestRock Co.	82,177	3,687,282	61,633
WGL Holdings, Inc.	66,316	4,189,845	(12,600)
Whirlpool Corp.	41,471	6,097,481	(6,635)
White Mountains Insurance Group Ltd.	597	459,965	(26,059)
Williams-Sonoma, Inc.	3,364	201,605	(5,113)
World Fuel Services Corp.	60,466	2,368,453	(42,931)
WR Berkley Corp.	18,358	985,641	19,459
Wyndham Worldwide Corp.	38,537	2,785,069	14,644
Xcel Energy, Inc.	352,388	12,826,923	(172,670)
Xerox Corp.	68,992	703,028	30,356
Xilinx, Inc.	4,395	207,005	(571)
Zebra Technologies Corp.	2,797	185,861	8,950

			3,374,248

Total of Long Equity Positions			3,905,500

Short Positions

Common Stocks
Ireland
Allegion PLC	(11,978)	(785,996)	(3,593)
Endo International PLC	(136,507)	(8,378,800)	21,841
Jazz Pharmaceuticals PLC	(15,996)	(2,221,684)	(26,713)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Ireland (continued)
Medtronic PLC	(61,567)	$(4,796,069)	$60,336

			51,871

Netherlands
Core Laboratories NV	(16,834)	(1,879,853)	49,324
QIAGEN NV	(92,415)	(2,483,191)	(72,084)
Sensata Technologies Holding NV	(121,911)	(5,444,545)	(170,675)

			(193,435)

Norway
Golar LNG Ltd.	(167,264)	(2,360,095)	(281,004)

Switzerland
Weatherford International PLC	(897,665)	(7,728,896)	197,486

United Kingdom
Aon PLC	(88,797)	(8,282,096)	94,125
Ensco PLC	(197,499)	(3,039,510)	—
Liberty Global PLC	(30,876)	(1,236,584)	(71,324)
Michael Kors Holdings Ltd.	(74,505)	(2,937,732)	(46,938)
Pentair PLC	(52,958)	(2,625,658)	2,648

			(21,489)

United States
Abercrombie & Fitch Co.	(176,359)	(4,567,698)	(193,995)
Acadia Healthcare Co., Inc.	(15,874)	(976,410)	(15,080)
ACI Worldwide, Inc.	(9,477)	(218,540)	15,732
Acxiom Corp.	(108,758)	(2,378,537)	103,320
Adobe Systems, Inc.	(30,580)	(2,880,636)	7,951
ADT Corp./The	(92,129)	(3,054,076)	15,662
AECOM	(44,669)	(1,306,122)	(35,289)
AES Corp.	(196,286)	(1,805,831)	(72,626)
Agilent Technologies, Inc.	(102,316)	(4,172,446)	(105,385)
Agios Pharmaceuticals, Inc.	(33,508)	(1,862,040)	(313,300)
Akorn, Inc.	(224,280)	(7,869,985)	(497,902)
Albemarle Corp.	(189,366)	(9,926,566)	(679,824)
Alcoa, Inc.	(681,836)	(6,238,799)	(490,922)
Alere, Inc.	(64,574)	(2,519,032)	(5,166)
Alexion Pharmaceuticals, Inc.	(31,739)	(5,896,789)	(157,425)
Align Technology, Inc.	(92,191)	(5,971,211)	(99,566)
Allegheny Technologies, Inc.	(258,186)	(2,703,207)	(201,385)
Alliance Data Systems Corp.	(17,769)	(4,780,927)	(133,445)
Alliant Energy Corp.	(6,133)	(390,733)	7,728
Allison Transmission Holdings, Inc.	(21,343)	(542,966)	(9,604)
Allscripts Healthcare Solutions, Inc.	(211,007)	(3,137,674)	(107,614)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ally Financial, Inc.	(63,508)	$(1,170,452)	$(13,337)
Alnylam Pharmaceuticals, Inc.	(56,311)	(4,965,504)	(335,614)
American Express Co.	(71,684)	(4,987,056)	1,434
American International Group, Inc.	(53,842)	(3,237,519)	(99,069)
AMETEK, Inc.	(21,049)	(1,127,174)	(842)
Amphenol Corp.	(33,134)	(1,747,156)	16,567
Anadarko Petroleum Corp.	(101,637)	(4,749,497)	(188,028)
Apache Corp.	(67,792)	(2,911,666)	(103,044)
Apollo Education Group, Inc.	(53,502)	(406,615)	(3,745)
Applied Materials, Inc.	(353,309)	(6,380,761)	(215,518)
Arista Networks, Inc.	(15,947)	(1,161,898)	(79,416)
Armstrong World Industries, Inc.	(33,413)	(1,545,351)	17,375
ARRIS Group, Inc.	(49,067)	(1,465,141)	(34,838)
Arthur J Gallagher & Co.	(62,742)	(2,588,735)	20,077
Artisan Partners Asset Management, Inc.	(69,025)	(2,443,485)	(45,557)
Ascena Retail Group, Inc.	(115,265)	(1,126,139)	(9,221)
Autodesk, Inc.	(122,322)	(7,429,838)	(23,241)
Automatic Data Processing, Inc.	(29,318)	(2,486,460)	2,639
Avon Products, Inc.	(844,780)	(3,404,463)	(16,896)
B/E Aerospace, Inc.	(314,119)	(13,133,315)	(175,907)
Ball Corp.	(15,055)	(1,061,679)	(33,272)
BancorpSouth, Inc.	(31,891)	(774,951)	9,886
Bank of America Corp.	(605,840)	(10,481,032)	284,745
Belden, Inc.	(26,863)	(1,307,154)	26,326
Bio-Techne Corp.	(29,919)	(2,681,341)	(11,369)
Black Hills Corp.	(40,103)	(1,741,673)	(120,309)
Black Knight Financial Services, Inc.	(74,730)	(2,479,541)	8,968
Bluebird Bio, Inc.	(39,591)	(2,454,642)	(87,892)
BorgWarner, Inc.	(243,191)	(9,987,854)	(525,293)
Bristol-Myers Squibb Co.	(32,032)	(2,219,177)	15,696
Brookdale Senior Living, Inc.	(329,692)	(6,006,988)	(79,126)
Brown & Brown, Inc.	(66,522)	(2,106,087)	(29,270)
Brown-Forman Corp.	(3,393)	(344,356)	7,499
Bruker Corp.	(178,770)	(4,195,732)	(143,016)
Brunswick Corp.	(14,270)	(698,659)	(22,119)
Cabela’s, Inc.	(76,407)	(3,544,521)	(25,978)
Cabot Oil & Gas Corp.	(149,372)	(2,292,860)	(349,530)
CalAtlantic Group, Inc.	(51,815)	(1,968,970)	4,145
Calpine Corp.	(183,652)	(2,295,650)	(361,794)
CarMax, Inc.	(72,158)	(4,123,830)	229,462
Carpenter Technology Corp.	(84,147)	(2,349,384)	(197,745)
Caterpillar, Inc.	(137,196)	(8,904,020)	(419,820)
Cathay General Bancorp	(7,201)	(227,336)	1,728

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CBOE Holdings, Inc.	(26,282)	$(1,709,381)	$3,679
CBS Corp.	(87,454)	(4,068,360)	(53,347)
CDK Global, Inc.	(7,696)	(369,793)	4,464
CEB, Inc.	(10,905)	(673,820)	4,362
CenterPoint Energy, Inc.	(245,530)	(4,380,255)	(127,676)
Cerner Corp.	(55,673)	(3,361,536)	11,691
CH Robinson Worldwide, Inc.	(32,996)	(2,118,343)	71,931
Charles Schwab Corp./The	(291,740)	(9,688,685)	81,687
Cheniere Energy, Inc.	(189,093)	(7,049,387)	5,673
Chico’s FAS, Inc.	(117,365)	(1,288,668)	36,383
Chipotle Mexican Grill, Inc.	(16,251)	(9,017,517)	1,219,475
Ciena Corp.	(158,840)	(3,135,502)	(150,898)
Cincinnati Financial Corp.	(18,006)	(1,074,058)	8,643
CIT Group, Inc.	(25,399)	(1,028,660)	20,319
Citrix Systems, Inc.	(12,870)	(999,484)	25,869
CLARCOR, Inc.	(4,358)	(211,624)	(4,881)
Clean Harbors, Inc.	(23,335)	(953,001)	(18,901)
CNO Financial Group, Inc.	(24,512)	(462,051)	(5,883)
Coach, Inc.	(109,208)	(3,564,549)	(9,829)
Cobalt International Energy, Inc.	(767,575)	(4,267,717)	122,812
Coca-Cola Co./The	(142,493)	(6,197,021)	75,521
Cognex Corp.	(80,725)	(2,771,289)	45,206
Colfax Corp.	(187,240)	(4,347,713)	(24,341)
Colgate-Palmolive Co.	(224,167)	(15,093,164)	159,159
Columbia Pipeline Group, Inc.	(89,985)	(1,770,005)	(29,695)
Comerica, Inc.	(54,924)	(2,323,834)	26,364
CommScope Holding Co., Inc.	(20,329)	(525,301)	(1,016)
CommVault Systems, Inc.	(73,501)	(2,956,210)	63,946
Compass Minerals International, Inc.	(6,166)	(455,914)	(8,201)
Concho Resources, Inc.	(7,588)	(724,426)	19,805
CONSOL Energy, Inc.	(179,309)	(1,237,232)	(179,309)
Copart, Inc.	(8,425)	(323,352)	3,117
CoStar Group, Inc.	(12,615)	(2,596,419)	(10,975)
Covanta Holding Corp.	(221,889)	(3,503,627)	66,567
Cypress Semiconductor Corp.	(543,946)	(5,221,882)	(114,229)
Dana Holding Corp.	(89,886)	(1,201,776)	(38,651)
DaVita HealthCare Partners, Inc.	(93,628)	(6,377,939)	(148,869)
Denbury Resources, Inc.	(282,906)	(543,180)	(28,291)
DexCom, Inc.	(16,825)	(1,375,107)	(2,860)
Diebold, Inc.	(69,509)	(2,120,720)	29,194
Discovery Communications, Inc.	(363,271)	(9,619,416)	(72,654)
DISH Network Corp.	(24,320)	(1,413,965)	23,347

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dolby Laboratories, Inc.	(12,554)	$(427,966)	$5,524
Dollar Tree, Inc.	(73,487)	(5,627,634)	(47,032)
Dominion Resources, Inc.	(199,475)	(13,472,542)	(19,948)
Donaldson Co., Inc.	(88,003)	(2,464,084)	(58,082)
DSW, Inc.	(92,487)	(2,174,369)	(32,370)
Duke Energy Corp.	(124,801)	(8,798,471)	(111,073)
Dunkin’ Brands Group, Inc.	(85,452)	(3,669,309)	29,908
E*TRADE Financial Corp.	(91,496)	(2,740,305)	28,364
Eaton Corp. PLC	(47,693)	(2,390,850)	(91,094)
Eaton Vance Corp.	(31,636)	(1,008,872)	(17,083)
Ecolab, Inc.	(36,471)	(4,205,106)	33,553
EI du Pont de Nemours & Co.	(94,925)	(6,191,958)	(130,047)
Emerson Electric Co.	(149,834)	(6,742,530)	(424,030)
Envision Healthcare Holdings Inc	(290,062)	(6,906,376)	(626,534)
EQT Corp.	(6,872)	(328,138)	(30,099)
Estee Lauder Cos., Inc./The	(33,430)	(2,982,290)	38,445
Esterline Technologies Corp.	(52,497)	(4,339,402)	87,145
Expeditors International of Washington, Inc.	(67,528)	(3,127,222)	81,709
F5 Networks, Inc.	(16,870)	(1,669,118)	33,403
Facebook, Inc.	(31,953)	(3,394,048)	49,847
Fairchild Semiconductor International, Inc.	(23,805)	(477,290)	(15,711)
Fastenal Co.	(109,988)	(4,398,420)	(91,290)
Federated Investors, Inc.	(17,058)	(492,123)	3,412
FEI Co.	(40,892)	(3,304,074)	41,301
FireEye, Inc.	(254,310)	(5,378,657)	104,267
First Horizon National Corp.	(109,628)	(1,620,302)	28,503
First Republic Bank	(21,071)	(1,401,643)	9,693
FirstEnergy Corp.	(93,912)	(2,961,045)	(18,782)
FirstMerit Corp.	(24,200)	(458,348)	7,018
FleetCor Technologies, Inc.	(32,080)	(4,580,703)	(4,491)
FLIR Systems, Inc.	(12,966)	(368,883)	4,927
Flowserve Corp.	(117,554)	(4,796,203)	(150,469)
Fluor Corp.	(67,368)	(3,107,012)	(74,105)
FMC Corp.	(228,330)	(8,571,508)	(363,045)
FMC Technologies, Inc.	(67,169)	(1,950,588)	2,015
Ford Motor Co.	(433,693)	(6,063,028)	(47,706)
Fortinet, Inc.	(47,134)	(1,480,950)	11,783
Fortune Brands Home & Security, Inc.	(14,010)	(774,753)	(2,802)
Fossil Group, Inc.	(16,337)	(617,539)	20,258
Franklin Resources, Inc.	(63,989)	(2,268,410)	(87,665)
Freeport-McMoRan, Inc.	(1,206,652)	(7,384,710)	(784,324)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Frontier Communications Corp.	(395,748)	$(1,895,633)	$47,490
FTI Consulting, Inc.	(13,857)	(482,916)	2,633
Gap, Inc./The	(56,978)	(1,435,846)	28,489
General Electric Co.	(540,881)	(16,523,915)	(324,529)
Genesee & Wyoming, Inc.	(97,207)	(5,076,150)	(142,894)
Genworth Financial, Inc.	(1,906,388)	(6,939,252)	(171,575)
GNC Holdings, Inc.	(105,109)	(3,232,102)	(28,379)
Graco, Inc.	(19,574)	(1,359,414)	(51,284)
Greif, Inc.	(16,798)	(517,042)	(504)
Groupon, Inc.	(94,512)	(299,603)	9,451
Guess?, Inc.	(55,761)	(1,114,662)	61,895
Hain Celestial Group, Inc./The	(72,200)	(2,967,420)	51,262
Halliburton Co.	(136,247)	(4,656,922)	19,075
Harley-Davidson, Inc.	(30,306)	(1,376,499)	909
Harsco Corp.	(226,780)	(1,884,542)	97,515
HD Supply Holdings, Inc.	(50,880)	(1,480,608)	(47,318)
Henry Schein, Inc.	(12,945)	(2,009,064)	(38,706)
Hershey Co./The	(43,579)	(3,914,702)	24,404
Hertz Global Holdings, Inc.	(321,042)	(4,626,215)	57,788
Hexcel Corp.	(33,311)	(1,531,973)	(15,323)
Hilton Worldwide Holdings, Inc.	(301,139)	(6,661,195)	216,820
HMS Holdings Corp.	(36,991)	(462,757)	6,288
Hologic, Inc.	(46,075)	(1,769,280)	(13,362)
Huntington Bancshares, Inc.	(42,502)	(472,622)	2,550
Huntsman Corp.	(207,734)	(2,044,103)	(317,833)
IDEXX Laboratories, Inc.	(87,461)	(6,107,402)	(270,254)
IHS, Inc.	(14,001)	(1,632,937)	(25,202)
Illumina, Inc.	(61,697)	(11,182,581)	(659,849)
IMS Health Holdings, Inc.	(15,441)	(393,900)	618
Incyte Corp.	(32,818)	(3,767,835)	208,722
Intersil Corp.	(43,612)	(569,573)	13,084
Intuitive Surgical, Inc.	(11,096)	(5,981,521)	(78,671)
Invesco Ltd.	(27,965)	(872,228)	(64,040)
Ionis Pharmaceuticals, Inc.	(10,624)	(618,317)	(39,628)
ITC Holdings Corp.	(436,861)	(16,460,922)	(685,872)
Itron, Inc.	(63,198)	(2,262,488)	(24,015)
Jacobs Engineering Group, Inc.	(29,871)	(1,242,634)	(10,455)
Janus Capital Group, Inc.	(49,472)	(681,724)	(15,336)
JB Hunt Transport Services, Inc.	(20,190)	(1,465,390)	(15,748)
Johnson Controls, Inc.	(25,135)	(977,500)	(15,081)
Joy Global, Inc.	(176,542)	(2,095,554)	(130,641)
Kansas City Southern	(142,743)	(10,266,077)	(392,543)
Kate Spade & Co.	(388,558)	(7,005,701)	101,025

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
KBR, Inc.	(352,821)	$(5,997,957)	$28,226
Kellogg Co.	(73,969)	(5,296,920)	(48,820)
Kennametal, Inc.	(53,755)	(964,365)	(67,731)
Keysight Technologies, Inc.	(10,570)	(300,822)	1,374
Kinder Morgan, Inc.	(572,227)	(8,795,129)	257,502
KLX, Inc.	(66,408)	(2,091,188)	46,486
Kosmos Energy Ltd.	(145,709)	(747,487)	(10,200)
Laboratory Corp. of America Holdings	(20,460)	(2,489,573)	(40,102)
Las Vegas Sands Corp.	(81,322)	(3,400,886)	(164,270)
Legg Mason, Inc.	(25,478)	(995,425)	(4,076)
Leucadia National Corp.	(211,018)	(3,452,254)	(217,349)
Level 3 Communications, Inc.	(98,507)	(5,133,200)	(221,641)
Liberty Broadband Corp.	(21,933)	(1,123,847)	(13,598)
Linear Technology Corp.	(83,686)	(3,623,604)	69,459
LinkedIn Corp.	(32,441)	(7,498,737)	196,917
Lions Gate Entertainment Corp.	(62,729)	(2,073,193)	41,401
Live Nation Entertainment, Inc.	(103,206)	(2,577,054)	41,282
Loews Corp.	(163,717)	(6,050,980)	(235,752)
Macy’s, Inc.	(59,914)	(2,067,033)	(28,759)
Manitowoc Co., Inc./The	(309,579)	(4,457,938)	(294,100)
Marsh & McLennan Cos., Inc.	(190,969)	(10,652,251)	63,020
Masco Corp.	(35,636)	(1,010,993)	2,495
MasterCard, Inc.	(73,069)	(7,257,944)	143,946
Mattel, Inc.	(188,000)	(5,047,800)	(60,160)
McDonald’s Corp.	(31,554)	(3,707,595)	(20,195)
MDC Holdings, Inc.	(18,543)	(461,350)	(12,053)
MDU Resources Group, Inc.	(269,181)	(4,506,090)	(425,306)
Mead Johnson Nutrition Co.	(112,079)	(8,696,210)	(152,427)
MEDNAX, Inc.	(3,384)	(246,491)	3,993
Memorial Resource Development Corp.	(109,497)	(1,514,344)	(254,033)
MGM Resorts International	(410,517)	(8,805,590)	(521,357)
Middleby Corp./The	(5,304)	(584,713)	12,570
Molson Coors Brewing Co.	(42,395)	(3,973,259)	(8,479)
Mondelez International, Inc.	(29,954)	(1,328,759)	(14,378)
Monsanto Co.	(87,807)	(8,406,642)	(244,103)
Morgan Stanley	(40,656)	(1,316,441)	23,174
Motorola Solutions, Inc.	(20,013)	(1,372,091)	2,201
MSC Industrial Direct Co., Inc.	(9,645)	(530,571)	(12,153)
Nabors Industries Ltd.	(60,237)	(505,991)	(6,626)
National Fuel Gas Co.	(14,448)	(580,087)	(37,565)
National Instruments Corp.	(19,099)	(563,421)	15,470

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
National Oilwell Varco, Inc.	(23,696)	$(797,844)	$4,265
NCR Corp.	(61,445)	(1,572,992)	70,047
NetApp, Inc.	(68,420)	(1,936,286)	121,103
Netflix, Inc.	(6,604)	(809,056)	53,691
NetScout Systems, Inc.	(21,692)	(652,495)	(13,449)
NetSuite, Inc.	(57,223)	(4,730,053)	(112,157)
New York Times Co./The	(75,538)	(1,010,698)	(3,022)
News Corp.	(19,640)	(262,390)	—
Nielsen Holdings PLC	(93,720)	(4,334,550)	(32,802)
Noble Energy, Inc.	(101,172)	(3,158,590)	(173,004)
Nordson Corp.	(18,783)	(1,206,244)	1,315
Nordstrom, Inc.	(74,767)	(3,838,538)	114,394
NorthStar Asset Management Group, Inc.	(377,291)	(4,346,392)	(233,920)
NRG Energy, Inc.	(477,481)	(4,545,619)	(1,074,332)
Nuance Communications, Inc.	(34,788)	(712,632)	20,699
Nucor Corp.	(69,439)	(2,671,318)	(127,073)
Occidental Petroleum Corp.	(113,597)	(7,545,113)	(135,180)
Oceaneering International, Inc.	(7,458)	(281,017)	1,193
Ocwen Financial Corp.	(60,158)	(400,652)	(18,649)
OGE Energy Corp.	(364,122)	(9,292,393)	(280,374)
Oil States International, Inc.	(35,350)	(998,284)	34,997
Old Dominion Freight Line, Inc.	(11,159)	(670,767)	11,605
Olin Corp.	(114,760)	(2,036,990)	56,232
ONEOK, Inc.	(226,825)	(4,504,745)	(1,088,760)
Owens & Minor, Inc.	(23,085)	(835,215)	4,617
Owens-Illinois, Inc.	(207,451)	(3,514,220)	(99,576)
PacWest Bancorp	(15,947)	(703,582)	16,266
Palo Alto Networks, Inc.	(15,182)	(2,832,506)	158,348
Pandora Media, Inc.	(137,782)	(2,102,553)	254,897
Patterson Cos., Inc.	(15,221)	(675,812)	(12,329)
Patterson-UTI Energy, Inc.	(89,467)	(1,330,374)	(18,788)
PayPal Holdings, Inc.	(127,883)	(4,544,962)	(84,403)
PBF Energy, Inc.	(13,930)	(513,878)	1,114
PerkinElmer, Inc.	(13,240)	(687,686)	(21,581)
Pitney Bowes, Inc.	(67,519)	(1,338,227)	(56,041)
Platform Specialty Products Corp.	(644,673)	(7,987,498)	(283,656)
PNM Resources, Inc.	(26,385)	(782,051)	(24,538)
Polaris Industries, Inc.	(7,954)	(676,170)	(7,477)
PolyOne Corp.	(19,007)	(593,969)	(9,694)
Post Holdings, Inc.	(55,330)	(3,431,567)	17,706
PPL Corp.	(33,762)	(1,145,207)	(7,090)
Praxair, Inc.	(71,099)	(7,317,509)	36,971
Premier, Inc.	(15,194)	(522,977)	(12,915)
Priceline Group, Inc./The	(2,694)	(3,539,216)	104,500

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Principal Financial Group, Inc.	(80,712)	$(3,650,604)	$20,178
Procter & Gamble Co./The	(79,472)	(6,380,807)	69,935
Prudential Financial, Inc.	(102,542)	(8,393,063)	45,118
PTC, Inc.	(9,756)	(331,119)	(6,732)
PVH Corp.	(13,889)	(1,029,036)	6,111
QEP Resources, Inc.	(28,134)	(328,886)	(48,109)
Qorvo, Inc.	(12,195)	(643,286)	22,561
QUALCOMM, Inc.	(151,919)	(7,222,229)	(371,442)
Quanta Services, Inc.	(107,889)	(2,142,676)	(42,077)
Questar Corp.	(88,284)	(1,676,513)	(43,259)
Ralph Lauren Corp.	(6,560)	(739,640)	8,331
Range Resources Corp.	(108,096)	(2,288,392)	(371,850)
Red Hat, Inc.	(10,817)	(853,029)	(42,727)
Regeneron Pharmaceuticals, Inc.	(1,428)	(787,528)	12,309
Regions Financial Corp.	(532,981)	(5,185,905)	69,288
Rice Energy, Inc.	(160,591)	(1,369,841)	(380,601)
Rockwell Collins, Inc.	(11,760)	(1,055,342)	(30,106)
Roper Technologies, Inc.	(26,661)	(4,921,621)	(138,371)
Rovi Corp.	(29,711)	(327,415)	(167,570)
RPC, Inc.	(61,783)	(769,198)	30,892
salesforce.com, Inc.	(65,518)	(5,138,577)	1,966
Sally Beauty Holdings, Inc.	(97,063)	(2,769,207)	62,120
SanDisk Corp.	(106,148)	(7,943,055)	(123,132)
Santander Consumer USA Holdings, Inc.	(12,681)	(195,795)	(5,199)
SBA Communications Corp.	(58,196)	(5,878,378)	(236,276)
Schlumberger Ltd.	(67,249)	(4,653,631)	(36,987)
Scripps Networks Interactive, Inc.	(35,980)	(1,952,994)	(33,461)
Sealed Air Corp.	(29,314)	(1,262,554)	(44,850)
Seattle Genetics, Inc.	(95,517)	(3,957,269)	(329,534)
Sempra Energy	(94,860)	(9,101,817)	184,028
Semtech Corp.	(79,518)	(1,549,011)	44,530
Service Corp. International	(31,819)	(821,567)	(6,364)
ServiceNow, Inc.	(24,556)	(2,143,002)	17,435
Signet Jewelers Ltd.	(13,847)	(1,612,068)	(100,668)
Silicon Laboratories, Inc.	(11,406)	(580,337)	26,690
Sirius XM Holdings, Inc.	(1,892,673)	(7,608,545)	(94,634)
Six Flags Entertainment Corp.	(69,759)	(3,715,364)	(117,195)
SLM Corp.	(428,958)	(2,779,648)	(17,158)
Sotheby’s	(81,586)	(2,160,397)	58,742
Southern Co./The	(43,070)	(2,003,186)	(12,060)
Southwestern Energy Co.	(579,686)	(2,985,383)	(1,136,185)
Spectra Energy Corp.	(207,834)	(4,767,712)	(207,834)
Spirit Airlines, Inc.	(62,079)	(2,509,854)	36,006

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Splunk, Inc.	(141,923)	$(7,706,419)	$(640,073)
Sprint Corp.	(213,822)	(769,759)	(4,276)
Sprouts Farmers Market, Inc.	(413,586)	(10,625,024)	(372,227)
SPX Corp.	(23,366)	(213,098)	(4,907)
Starbucks Corp.	(26,945)	(1,603,632)	(13,877)
Stericycle, Inc.	(9,975)	(1,183,634)	(19,352)
Stifel Financial Corp.	(6,127)	(261,929)	2,390
SunEdison, Inc.	(736,290)	(4,601,813)	854,096
SunPower Corp.	(45,304)	(1,253,109)	(106,464)
SVB Financial Group	(11,473)	(1,405,787)	41,647
Synovus Financial Corp.	(93,381)	(3,014,339)	(9,338)
T Rowe Price Group, Inc.	(12,244)	(869,446)	(5,877)
Tableau Software, Inc.	(39,759)	(3,586,659)	(159,434)
Targa Resources Corp.	(124,632)	(3,292,777)	(79,764)
TCF Financial Corp.	(31,329)	(446,438)	4,073
Teekay Corp.	(113,180)	(822,819)	(294,268)
Tempur Sealy International, Inc.	(75,389)	(5,569,739)	257,830
Tenet Healthcare Corp.	(272,686)	(7,534,314)	(728,072)
Teradata Corp.	(138,242)	(3,707,650)	55,297
TerraForm Power, Inc.	(160,448)	(1,987,951)	(30,485)
Texas Instruments, Inc.	(30,077)	(1,700,253)	51,732
Tiffany & Co.	(102,876)	(7,533,609)	(314,801)
T-Mobile US, Inc.	(47,874)	(1,876,661)	3,830
Toll Brothers, Inc.	(28,044)	(950,131)	16,266
TransDigm Group, Inc.	(15,548)	(3,415,585)	(136,356)
TreeHouse Foods, Inc.	(23,735)	(1,912,804)	50,556
TRI Pointe Group, Inc.	(16,207)	(206,315)	972
Trimble Navigation Ltd.	(440,808)	(9,666,919)	211,588
TripAdvisor, Inc.	(58,793)	(5,019,746)	7,643
Triumph Group, Inc.	(15,871)	(538,979)	(91,893)
Twenty-First Century Fox, Inc.	(82,780)	(2,275,622)	27,317
Twitter, Inc.	(253,360)	(5,905,822)	43,071
Tyco International PLC	(128,109)	(4,007,250)	(78,146)
Ulta Salon Cosmetics & Fragrance, Inc.	(8,246)	(1,529,056)	3,546
Ultimate Software Group, Inc./The	(1,836)	(364,042)	5,086
Umpqua Holdings Corp.	(124,033)	(2,013,056)	40,931
Under Armour, Inc.	(26,720)	(2,171,534)	17,635
Union Pacific Corp.	(137,738)	(10,651,280)	(119,832)
United Continental Holdings, Inc.	(12,968)	(743,326)	259
United Natural Foods, Inc.	(20,382)	(822,618)	20,382
United Rentals, Inc.	(73,169)	(4,895,006)	(412,673)
United Technologies Corp.	(72,911)	(6,844,156)	(160,404)
Urban Outfitters, Inc.	(108,381)	(2,496,014)	30,347
USG Corp.	(311,555)	(7,614,404)	46,733
Vantiv, Inc.	(7,038)	(341,625)	7,883
Varian Medical Systems, Inc.	(2,666)	(209,148)	(6,265)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
VCA, Inc.	(4,050)	$(217,607)	$(5,144)
Veeva Systems, Inc.	(104,230)	(2,905,932)	(101,103)
VeriFone Systems, Inc.	(170,283)	(4,590,830)	(180,500)
Verisk Analytics, Inc.	(11,194)	(860,931)	336
Vertex Pharmaceuticals, Inc.	(82,303)	(9,706,816)	(649,371)
Viacom, Inc.	(77,329)	(3,077,694)	(105,167)
Viavi Solutions, Inc.	(569,147)	(3,375,042)	(91,064)
Vista Outdoor, Inc.	(4,858)	(208,165)	(8,064)
Visteon Corp.	(55,901)	(6,437,000)	36,336
Waddell & Reed Financial, Inc.	(62,384)	(1,829,723)	41,797
Walgreens Boots Alliance, Inc.	(13,274)	(1,106,255)	(24,092)
Watsco, Inc.	(1,704)	(202,554)	2,965
Webster Financial Corp.	(7,157)	(271,179)	5,010
WEC Energy Group, Inc.	(131,797)	(6,755,914)	(6,590)
WellCare Health Plans, Inc.	(17,463)	(1,408,391)	42,610
WESCO International, Inc.	(15,695)	(628,428)	(57,130)
WEX, Inc.	(22,046)	(1,906,759)	(42,108)
WhiteWave Foods Co./The	(218,537)	(8,341,557)	(161,717)
Whiting Petroleum Corp.	(481,388)	(4,679,091)	134,789
Whole Foods Market, Inc.	(83,046)	(2,772,075)	(9,966)
WisdomTree Investments, Inc.	(388,209)	(6,300,632)	213,515
Workday, Inc.	(75,105)	(6,047,455)	63,088

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Worthington Industries, Inc.	(23,226)	$(683,773)	$(16,258)
WPX Energy, Inc.	(44,166)	(251,746)	(1,767)
WR Grace & Co.	(64,641)	(6,260,481)	(177,116)
WW Grainger, Inc.	(3,431)	(668,530)	(26,556)
Xylem, Inc.	(35,855)	(1,307,273)	(1,434)
Yahoo!, Inc.	(268,461)	(8,920,959)	(8,054)
Yelp, Inc.	(47,242)	(1,295,376)	(65,194)
Yum! Brands, Inc.	(75,376)	(5,442,147)	(64,070)
Zions Bancorporation	(264,635)	(7,346,268)	121,732
Zoetis, Inc.	(75,413)	(3,524,049)	(89,741)
Zynga, Inc.	(1,320,446)	(3,433,160)	(105,636)

			(21,973,463)

Total of Short Equity Positions			(22,220,034)

Total of Long and Short Equity Positions			(18,314,534)

Net Cash and Other Receivables/ (Payables) (b)			931,740

Swaps, at Value			$(17,382,794)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2-61 months maturity ranging from 01/20/2016 - 12/21/2020	$(262,903)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	45,486	$819,422	$(7,266)

Ireland
DCC PLC	29,009	2,390,513	32,956
Shire PLC	53,568	3,512,996	162,166

			195,122

Luxembourg
Regus PLC	59,982	290,887	3,839

South Africa
Investec PLC	139,932	968,316	18,344
Mondi PLC	142,685	2,828,977	(32,246)

			(13,902)

Switzerland
Glencore PLC	926,264	1,103,135	124,284
Wolseley PLC	23,556	1,284,959	(5,565)

			118,719

United Kingdom
AA PLC	64,467	281,682	16,127
Amlin PLC	80,877	789,294	1,512
Ashtead Group PLC	121,369	2,016,813	(19,341)
Associated British Foods PLC	60,848	3,054,154	(59,997)
Aviva PLC	423,396	3,157,804	55,973
Babcock International Group PLC	74,445	1,090,738	23,343
BAE Systems PLC	356,845	2,610,704	16,573
Barclays PLC	169,596	546,938	(1,048)
Barratt Developments PLC	601,029	5,449,046	89,264
Berkeley Group Holdings PLC	58,020	3,066,453	87,718
Betfair Group PLC	6,456	363,990	7,211
Britvic PLC	47,309	492,939	13,940
BT Group PLC	904,372	6,276,850	2,725

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Bunzl PLC	67,602	$1,846,449	$29,124
Close Brothers Group PLC	80,590	1,600,414	(11,220)
Cobham PLC	78,656	331,790	(3,332)
Compass Group PLC	106,732	1,813,908	35,568
Direct Line Insurance Group PLC	665,306	4,000,475	(12,557)
Dixons Carphone PLC	200,889	1,445,131	33,228
easyJet PLC	147,029	3,717,111	53,739
G4S PLC	227,726	723,412	33,046
GKN PLC	371,822	1,641,959	45,320
Greene King PLC	70,061	960,037	(900)
Hays PLC	98,138	204,489	6,277
Henderson Group PLC	75,682	335,787	8,189
Howden Joinery Group PLC	196,250	1,517,485	3,069
HSBC Holdings PLC	521,718	4,089,254	29,300
ICAP PLC	45,512	337,422	4,195
Imperial Tobacco Group PLC	131,144	6,798,956	127,762
Inchcape PLC	187,366	2,118,297	43,471
Indivior PLC	669,688	1,875,979	(25,334)
Inmarsat PLC	100,039	1,666,477	10,621
Intermediate Capital Group PLC	387,240	3,447,529	122,262
International Consolidated Airlines Group SA	782,035	6,899,084	132,247
ITV PLC	677,357	2,670,418	87,340
J Sainsbury PLC	135,075	509,237	5,156
Just Eat PLC	107,764	743,647	38,822
Kingfisher PLC	458,252	2,225,333	(5,797)
Legal & General Group PLC	197,621	767,230	12,563
Man Group PLC	1,843,419	4,594,344	147,867
Marks & Spencer Group PLC	276,489	1,866,866	(25,948)
Meggitt PLC	62,684	335,170	10,925

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Merlin Entertainments PLC	54,844	$359,079	$8,654
Micro Focus International PLC	32,940	744,670	28,897
National Grid PLC	417,070	5,691,953	60,104
Next PLC	17,096	1,866,810	(31,198)
Pennon Group PLC	16,419	205,218	3,081
Persimmon PLC	181,068	5,215,014	186,850
Playtech PLC	135,760	1,619,937	42,160
Provident Financial PLC	68,199	3,383,823	(2,335)
Rentokil Initial PLC	568,184	1,318,266	14,830
Rexam PLC	47,938	421,150	6,433
Rightmove PLC	53,681	3,189,186	73,009
Royal Mail PLC	279,708	1,830,673	1,381
Sage Group PLC/The	135,013	1,172,098	27,501
Sky PLC	332,835	5,407,078	49,003
Smith & Nephew PLC	36,077	595,270	47,697
SSE PLC	160,986	3,518,400	96,340
Standard Chartered PLC	84,252	682,755	16,297
Taylor Wimpey PLC	2,373,633	6,924,801	170,851
Telecity Group PLC	13,168	238,388	4,960
Travis Perkins PLC	40,450	1,153,624	19,850
United Utilities Group PLC	73,969	1,009,086	9,416
Vodafone Group PLC	2,664,655	8,435,937	204,917
Whitbread PLC	24,650	1,622,263	(24,536)
WPP PLC	173,381	3,910,445	77,627

			2,260,792

Total of Long Equity Positions			2,557,304

Short Positions

Common Stocks
Australia
BHP Billiton PLC	(133,123)	(1,372,623)	(111,941)

Chile
Antofagasta PLC	(183,447)	(1,121,286)	(140,610)

Ireland
Experian PLC	(202,440)	(3,484,736)	(93,272)

Netherlands
Royal Dutch Shell PLC	(183,367)	(3,917,109)	(235,999)

Switzerland
Coca-Cola HBC AG	(22,660)	(503,240)	20,680

United Kingdom
Aberdeen Asset Management PLC	(234,068)	(997,370)	(46)
Admiral Group PLC	(86,740)	(2,142,251)	22,705
Aggreko PLC	(14,692)	(197,941)	162
Amec Foster Wheeler PLC	(97,052)	(561,212)	(51,444)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom (continued)
Anglo American PLC	(384,507)	$(1,491,516)	$(195,398)
ARM Holdings PLC	(199,083)	(3,052,657)	18,229
ASOS PLC	(74,134)	(3,563,789)	(202,939)
AstraZeneca PLC	(83,589)	(5,462,630)	(183,585)
Balfour Beatty PLC	(51,134)	(198,968)	(4,698)
Booker Group PLC	(243,742)	(640,257)	(10,260)
BP PLC	(1,052,016)	(5,277,013)	(189,983)
British American Tobacco PLC	(130,602)	(7,185,773)	(67,082)
BTG PLC	(46,436)	(451,357)	(19,175)
Burberry Group PLC	(136,391)	(2,414,874)	15,207
Capita PLC	(109,779)	(1,958,286)	5,042
Centrica PLC	(1,891,572)	(5,951,917)	(121,869)
Croda International PLC	(16,265)	(722,146)	(6,606)
Diageo PLC	(409,732)	(11,074,223)	(114,639)
Drax Group PLC	(840,877)	(2,793,172)	(234,308)
DS Smith PLC	(77,472)	(457,156)	3,978
GlaxoSmithKline PLC	(341,175)	(6,745,857)	(144,459)
Hargreaves Lansdown PLC	(329,982)	(7,169,743)	(156,062)
IMI PLC	(157,284)	(1,978,718)	(17,102)
InterContinental Hotels Group PLC	(9,243)	(350,689)	(9,589)
Intertek Group PLC	(42,095)	(1,698,926)	(23,036)
John Wood Group PLC	(42,573)	(373,373)	(10,049)
Johnson Matthey PLC	(13,057)	(503,457)	(7,305)
Lloyds Banking Group PLC	(4,800,885)	(5,047,211)	(118,517)
Melrose Industries PLC	(198,049)	(832,501)	(15,830)
Ocado Group PLC	(280,450)	(1,399,054)	146,079
Old Mutual PLC	(1,248,798)	(3,161,284)	(123,881)
Pearson PLC	(38,829)	(430,207)	10,448
Petrofac Ltd.	(233,579)	(2,717,311)	(22,500)
Prudential PLC	(208,744)	(4,626,172)	(76,724)
Reckitt Benckiser Group PLC	(29,734)	(2,706,377)	(44,801)
Rio Tinto PLC	(82,870)	(2,270,080)	(142,703)
Rolls-Royce Holdings PLC (3)	(16,642,338)	1,084	(25,618)
Rolls-Royce Holdings PLC	(200,281)	(1,692,892)	(3,573)
Rotork PLC	(90,699)	(234,530)	(9,556)
Royal Bank of Scotland Group PLC	(878,157)	(3,814,321)	(89,141)
RSA Insurance Group PLC	(335,705)	(2,099,036)	(7,965)
SABMiller PLC	(131,262)	(7,836,841)	(15,781)
Serco Group PLC	(2,286,840)	(3,161,179)	(21,078)
Severn Trent PLC	(20,770)	(661,930)	(2,016)
Smiths Group PLC	(17,401)	(237,752)	(2,885)
Spectris PLC	(7,836)	(202,097)	(5,861)
Spirax-Sarco Engineering PLC	(6,624)	(301,716)	(18,639)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom (continued)
Sports Direct International PLC	(108,334)	$(920,876)	$242
St. James’s Place PLC	(195,697)	(2,851,593)	(48,964)
Standard Life PLC	(491,023)	(2,730,218)	(81,631)
Tate & Lyle PLC	(37,934)	(329,345)	(4,791)
Tesco PLC	(6,798,938)	(14,514,226)	(424,917)
Thomas Cook Group PLC	(907,718)	(1,585,514)	(34,121)
Weir Group PLC/The	(117,801)	(1,646,063)	(84,292)
William Hill PLC	(129,126)	(723,131)	(30,461)
WM Morrison Supermarkets PLC	(583,959)	(1,276,398)	4,022

			(2,999,766)

Total of Short Equity Positions			(3,560,908)

Total of Long and Short Equity Positions			(1,003,604)

Net Cash and Other Receivables/ (Payables) (b)			740,701

Swaps, at Value			$(262,903)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(3)	Level 3 security (See Note 5)

Total Return Basket Swaps Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	1-61 months maturity ranging from 01/14/2016 - 12/21/2020	$(524,571)

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	6,125	$712,478	$280
Air Liquide SA	19,385	2,231,966	(55,678)
Atos SE	16,853	1,445,799	(30,948)
AXA SA	76,381	2,084,653	2,349

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
BNP Paribas SA	52,948	$3,066,245	$(70,589)
Cap Gemini SA	56,685	5,323,478	(63,925)
Christian Dior SE	9,140	1,605,535	(52,992)
Cie Generale des Etablissements Michelin	50,507	4,832,328	(24,941)
CNP Assurances	15,830	208,143	5,393

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Credit Agricole SA	103,348	$1,195,943	$21,924
Danone SA	6,562	450,081	(6,664)
Dassault Systemes	13,349	1,084,200	(17,203)
Eiffage SA	11,609	737,825	12,443
Electricite de France SA	141,987	1,991,075	100,036
Eutelsat Communications SA	59,858	1,826,569	(34,394)
Imerys SA	11,998	805,810	32,266
Ingenico Group	1,667	214,646	(4,235)
Ipsen SA	6,671	433,901	8,104
Lagardere SCA	37,991	1,119,379	14,327
L’Oreal SA	41,700	7,289,859	(275,716)
Orpea	5,960	481,792	(4,598)
Peugeot SA	243,647	4,273,771	(2,901)
Publicis Groupe SA	5,237	343,479	4,757
Rexel SA	27,364	352,443	11,930
Safran SA	19,162	1,344,614	(28,131)
Sanofi	63,314	5,463,136	(67,405)
SCOR SE	95,412	3,618,260	(48,159)
SEB SA	14,282	1,480,282	(14,075)
Societe BIC SA	12,134	2,028,533	(31,823)
Societe Generale SA	99,620	4,676,177	(85,473)
Societe Television Francaise 1	17,819	197,584	274
Sodexo SA	3,778	377,298	(8,199)
Suez Environnement Co.	107,667	2,059,741	(46,009)
Teleperformance	28,215	2,394,850	(22,323)
Thales SA	50,371	3,883,954	(113,698)
Valeo SA	10,734	1,626,561	28,351
Veolia Environnement SA	68,235	1,637,895	(18,967)
Vinci SA	54,301	3,490,888	(10,478)
Vivendi SA	123,269	2,601,779	45,675

			(851,415)

Luxembourg
SES SA	20,614	561,092	10,116

Total of Long Equity Positions			(841,299)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
France
Accor SA	(6,449)	$(282,368)	$3,062
Airbus Group SE	(48,017)	(3,398,845)	163,105
Arkema SA	(12,221)	(867,617)	12,164
Bollore SA	(564,491)	(2,605,636)	(24,686)
Bureau Veritas SA	(48,872)	(984,640)	10,553
Carrefour SA	(64,030)	(1,894,717)	46,837
Casino Guichard Perrachon SA	(82,369)	(3,879,729)	95,642
Cie de Saint-Gobain	(50,148)	(2,163,398)	(9,780)
Edenred	(60,853)	(1,137,280)	(13,028)
Engie	(178,462)	(3,157,134)	(4,003)
Essilor International SA	(3,664)	(463,467)	6,801
Faurecia	(6,451)	(254,526)	(3,964)
Hermes International	(8,370)	(2,902,670)	73,400
Iliad SA	(15,338)	(3,603,408)	(52,838)
Kering	(3,637)	(625,811)	3,975
Legrand SA	(5,705)	(325,769)	3,064
LVMH Moet Hennessy Louis Vuitton SE	(13,464)	(2,178,570)	63,776
Orange SA	(108,062)	(1,837,756)	30,340
Plastic Omnium SA	(66,130)	(2,048,129)	(53,930)
Remy Cointreau SA	(50,412)	(3,544,087)	(66,689)
Renault SA	(15,417)	(1,531,561)	(11,611)
Schneider Electric SE	(57,325)	(3,330,045)	73,758
Technip SA	(117,578)	(5,884,036)	36,850
TOTAL SA	(154,818)	(7,050,468)	109,761
Vallourec SA	(264,308)	(2,312,711)	(147,935)
Zodiac Aerospace	(38,831)	(943,023)	18,444

			363,068

Total of Short Equity Positions			363,068

Total of Long and Short Equity Positions			(478,231)

Net Cash and Other Receivables/ (Payables) (b)			(46,340)

Swaps, at Value			$(524,571)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$5,850,068	$—	$5,850,068

Barclays Capital
Cash	—	83,202,953	83,202,953

CitiBank
Money Market Funds	7,030,000	—	7,030,000

Credit Suisse International
Cash	(1,120,000)	—	(1,120,000)

Goldman Sachs
Cash	—	12,884,794	12,884,794
Money Market Funds	280,630,000	—	280,630,000

J.P. Morgan
Cash	—	28,058,870	28,058,870

Morgan Stanley and Co., International PLC
Cash	—	7,042,216	7,042,216

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Cash	$1,270,000	$—	$1,270,000

Goldman Sachs
Cash	—	2,227,018	2,227,018

J.P. Morgan
Cash	—	4,186,681	4,186,681

Macquarie Capital
Money Market Funds	1,910,004	—	1,910,004

Morgan Stanley and Co., International PLC
Cash	—	18,753,556	18,753,556

Societe Generale
Cash	3,040,000	—	3,040,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

LONG INVESTMENTS - 109.2%	SHARES	VALUE (Note 5)
COMMON STOCKS - 19.7%

Belgium - 0.5%
Ageas (a)	4,951	$229,795
bpost SA (a)	7,864	192,962
Colruyt SA (a)	1,961	100,880
KBC Groep NV (a)	5,308	331,889
Proximus (a)	3,054	99,380

		954,906

Denmark - 0.6%
AP Moeller - Maersk A/S, Class B (a)	21	27,390
Danske Bank A/S (a)	2,992	80,282
DSV A/S (a)	2,648	104,235
FLSmidth & Co. A/S (a)	420	14,593
GN Store Nord A/S (a)	666	12,087
H Lundbeck A/S †	2,875	98,168
ISS A/S (a)	5,399	194,616
Jyske Bank A/S †(a)	2,451	110,863
Novo Nordisk A/S, Class B (a)	4,581	265,232
TDC A/S	14,944	74,407
Vestas Wind Systems A/S	1,461	102,034
William Demant Holding A/S †(a)	997	94,969

		1,178,876

Finland - 0.4%
Amer Sports OYJ (a)	1,884	55,005
Cargotec OYJ, B Shares	1,316	49,093
Elisa OYJ (a)	4,006	150,725
Huhtamaki OYJ (a)	1,096	39,771
Kesko OYJ, B Shares (a)	2,659	93,203
Metso OYJ (a)	531	11,895
Neste OYJ (a)	6,266	187,015
Orion OYJ, Class B (a)	2,265	78,365
Stora Enso OYJ, R Shares (a)	6,075	54,931
UPM-Kymmene OYJ (a)	3,985	73,983

		793,986

Germany - 2.1%
adidas AG	577	56,003
Allianz SE (a)	1,665	293,503
Aurubis AG (a)	4,248	215,102
Axel Springer SE (a)	487	27,082
Brenntag AG (a)	1,374	71,596
Daimler AG (a)	1,315	109,874
Deutsche Lufthansa AG †(a)	11,387	179,357
Duerr AG (a)	265	21,031
Evonik Industries AG (a)	5,394	178,417
Freenet AG (a)	6,926	233,717
Fresenius Medical Care AG & Co. KGaA (a)	1,735	145,800
Hannover Rueck SE (a)	3,680	420,217
HeidelbergCement AG (a)	147	11,980
Hella KGaA Hueck & Co. (a)	3,077	127,783
HOCHTIEF AG (a)	1,705	158,135
K+S AG (a)	8,298	211,526
KION Group AG †(a)	3,224	159,871
Krones AG (a)	528	62,870
MAN SE (a)	119	11,959
Merck KGaA (a)	1,078	104,373

	SHARES	VALUE (Note 5)
Germany - 2.1% (continued)
MTU Aero Engines AG (a)	348	$33,918
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	1,527	304,235
OSRAM Licht AG (a)	2,690	112,386
ProSiebenSat.1 Media SE (a)	1,700	85,767
Rheinmetall AG	587	39,019
RHOEN-KLINIKUM AG (a)	2,769	83,066
Software AG (a)	3,807	108,506
STADA Arzneimittel AG (a)	1,912	77,102
Suedzucker AG (a)	4,514	89,469
Symrise AG (a)	499	33,033
Talanx AG (a)	1,972	60,648
United Internet AG (a)	542	29,799
Zalando SE 144A †(a)(b)	603	23,815

		3,880,959

Italy - 1.0%
A2A SpA	142,743	193,282
Assicurazioni Generali SpA (a)	761	13,901
Autogrill SpA †	2,903	27,667
Banca Generali SpA	1,355	42,623
Banca Popolare di Milano Scarl	97,782	96,849
Buzzi Unicem SpA	5,313	95,237
Davide Campari-Milano SpA (a)	9,089	78,582
Enel SpA	3,257	13,658
Eni SpA (a)	4,869	72,345
FinecoBank Banca Fineco SpA	22,177	182,359
Finmeccanica SpA †(a)	2,736	38,042
Intesa Sanpaolo SpA	12,873	42,751
Mediobanca SpA (a)	29,864	286,278
Prysmian SpA (a)	4,287	93,667
Recordati SpA	8,361	218,146
Snam SpA (a)	14,914	77,835
Terna Rete Elettrica Nazionale SpA (a)	34,054	175,136
UnipolSai SpA	22,779	57,952

		1,806,310

Japan - 11.2%
ABC-Mart, Inc. (a)	1,500	82,107
Air Water, Inc. (a)	2,000	32,167
Aisin Seiki Co., Ltd. (a)	1,000	43,038
Ajinomoto Co., Inc. (a)	1,000	23,676
Alfresa Holdings Corp. (a)	12,700	250,829
Alps Electric Co., Ltd.	2,200	59,660
Amada Holdings Co., Ltd.	7,100	67,753
ANA Holdings, Inc. (a)	146,000	421,225
Aozora Bank Ltd. (a)	102,000	355,962
Asahi Group Holdings Ltd. (a)	1,800	56,348
Asahi Kasei Corp. (a)	19,000	128,480
Astellas Pharma, Inc. (a)	6,700	95,380
Bandai Namco Holdings, Inc. (a)	10,700	226,060
Bank of Yokohama Ltd./The (a)	4,000	24,518
Benesse Holdings, Inc. (a)	800	23,038
Bridgestone Corp. (a)	9,500	325,863
Brother Industries Ltd. (a)	6,300	72,373
Canon, Inc. (a)	2,700	81,675
Central Japan Railway Co. (a)	1,300	230,794
Century Tokyo Leasing Corp. (a)	1,500	53,582

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Japan - 11.2% (continued)
Chubu Electric Power Co., Inc. (a)	16,300	$223,208
Chugoku Bank Ltd./The (a)	7,000	93,406
Citizen Holdings Co., Ltd. (a)	7,500	53,905
Dai Nippon Printing Co., Ltd. (a)	1,000	9,889
Daicel Corp. (a)	4,400	65,480
Daihatsu Motor Co., Ltd. (a)	4,000	53,960
Daiichi Sankyo Co., Ltd. (a)	14,300	295,148
Dentsu, Inc. (a)	500	27,356
Don Quijote Holdings Co., Ltd. (a)	1,500	52,678
East Japan Railway Co. (a)	2,000	188,332
Electric Power Development Co., Ltd. (a)	900	32,055
Ezaki Glico Co., Ltd. (a)	4,200	226,900
FamilyMart Co., Ltd. (a)	6,800	316,437
Fuji Heavy Industries Ltd. (a)	3,100	127,708
FUJIFILM Holdings Corp. (a)	3,600	150,237
Fujitsu Ltd. (a)	4,000	19,965
Fukuoka Financial Group, Inc. (a)	12,000	59,503
Gunma Bank Ltd./The (a)	12,000	69,771
Hakuhodo DY Holdings, Inc. (a)	9,600	103,868
Hankyu Hanshin Holdings, Inc. (a)	5,000	32,499
Haseko Corp. (a)	20,300	224,444
Hikari Tsushin, Inc. (a)	500	34,050
Hiroshima Bank Ltd./The	4,000	22,735
Hisamitsu Pharmaceutical Co., Inc.	1,200	50,379
Hitachi High-Technologies Corp. (a)	2,900	78,425
Hitachi Metals Ltd. (a)	3,000	37,015
Hokuhoku Financial Group, Inc.	77,000	156,968
Hoshizaki Electric Co., Ltd. (a)	400	24,866
Hoya Corp. (a)	2,000	81,785
Ibiden Co., Ltd. (a)	6,400	91,753
Idemitsu Kosan Co., Ltd. (a)	4,200	67,062
Iida Group Holdings Co., Ltd.	1,500	27,801
Isetan Mitsukoshi Holdings Ltd.	5,400	70,422
ITOCHU Corp. (a)	24,500	289,797
Itochu Techno-Solutions Corp. (a)	8,800	175,335
Izumi Co., Ltd. (a)	2,800	108,703
J Front Retailing Co., Ltd.	1,800	26,168
Japan Airlines Co., Ltd. (a)	23,200	830,395
Japan Petroleum Exploration Co., Ltd. (a)	2,000	53,715
JSR Corp. (a)	2,300	35,844
JTEKT Corp. (a)	2,200	36,010
JX Holdings, Inc.	2,900	12,172
Kajima Corp.	8,000	47,612
Kaken Pharmaceutical Co., Ltd. (a)	2,200	150,333
Kamigumi Co., Ltd. (a)	5,000	43,049
Kaneka Corp. (a)	25,000	259,856
Kao Corp. (a)	400	20,556
KDDI Corp. (a)	14,800	384,359
Keihan Electric Railway Co., Ltd. (a)	13,000	87,064
Kewpie Corp. (a)	12,300	303,832
Kobayashi Pharmaceutical Co., Ltd. (a)	300	24,639
Konami Holdings Corp. (a)	10,000	238,045
Konica Minolta, Inc.	3,500	35,053
Kose Corp.	1,100	101,707
Kuraray Co., Ltd. (a)	6,600	79,945
Kurita Water Industries Ltd. (a)	1,700	35,600
Lawson, Inc.	900	73,054
Mabuchi Motor Co., Ltd. (a)	600	32,517

	SHARES	VALUE (Note 5)
Japan - 11.2% (continued)
Marubeni Corp. (a)	11,300	$58,094
Maruichi Steel Tube Ltd. (a)	1,000	29,522
Medipal Holdings Corp. (a)	12,500	213,050
MEIJI Holdings Co., Ltd. (a)	2,000	165,199
Miraca Holdings, Inc. (a)	1,300	57,202
Mitsubishi Chemical Holdings Corp. (a)	14,600	92,633
Mitsubishi Corp. (a)	2,600	43,246
Mitsubishi Electric Corp. (a)	7,000	73,478
Mitsubishi Gas Chemical Co., Inc. (a)	15,000	76,703
Mitsubishi Tanabe Pharma Corp. (a)	19,600	337,681
Mitsubishi UFJ Financial Group, Inc. (a)	14,500	89,817
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,400	58,667
Mitsui & Co., Ltd. (a)	10,200	121,197
Mitsui Chemicals, Inc.	7,000	31,045
Mixi, Inc.	900	33,663
Mizuho Financial Group, Inc.	78,900	157,800
MS&AD Insurance Group Holdings, Inc. (a)	13,000	381,221
Nagoya Railroad Co., Ltd. (a)	10,000	41,621
Nankai Electric Railway Co., Ltd.	4,000	23,674
Nexon Co., Ltd. (a)	9,000	146,410
NH Foods Ltd. (a)	2,000	39,200
NHK Spring Co., Ltd. (a)	20,000	200,526
Nippon Express Co., Ltd. (a)	20,000	93,985
Nippon Shokubai Co., Ltd. (a)	2,600	180,921
Nippon Telegraph & Telephone Corp. (a)	8,500	338,284
Nippon Yusen KK (a)	68,000	164,811
Nisshin Seifun Group, Inc. (a)	9,800	160,078
Nissin Foods Holdings Co., Ltd. (a)	700	37,145
Nitori Holdings Co., Ltd. (a)	2,900	243,547
NOK Corp. (a)	5,300	123,813
Nomura Research Institute Ltd. (a)	3,100	119,052
NTN Corp.	4,000	16,867
NTT Data Corp. (a)	2,800	135,369
Obayashi Corp. (a)	21,000	193,771
Obic Co., Ltd. (a)	500	26,467
Oji Holdings Corp.	3,000	12,057
Oracle Corp. Japan (a)	2,200	102,432
ORIX Corp. (a)	9,100	127,659
Osaka Gas Co., Ltd. (a)	41,000	148,090
Otsuka Corp. (a)	3,700	181,758
Otsuka Holdings Co., Ltd. (a)	8,400	298,443
Park24 Co., Ltd. (a)	7,000	169,592
Pola Orbis Holdings, Inc. (a)	4,000	263,634
Renesas Electronics Corp. †	2,800	17,584
Resona Holdings, Inc. (a)	61,700	299,630
Rohm Co., Ltd. (a)	1,300	65,846
Sankyo Co., Ltd. (a)	4,300	160,510
Santen Pharmaceutical Co., Ltd. (a)	10,500	172,866
Secom Co., Ltd. (a)	400	27,108
Sekisui Chemical Co., Ltd. (a)	7,600	99,228
Sekisui House Ltd. (a)	5,000	84,069
Seven & i Holdings Co., Ltd. (a)	5,300	242,658
Shimadzu Corp. (a)	7,000	117,179
Shimamura Co., Ltd. (a)	3,100	363,038
Shimizu Corp. (a)	24,000	195,702
Shinsei Bank Ltd.	145,000	266,842

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Japan - 11.2% (continued)
Sojitz Corp. (a)	95,800	$201,044
Sompo Japan Nipponkoa Holdings, Inc.	1,400	45,969
Sugi Holdings Co., Ltd. (a)	1,900	104,828
Sumitomo Chemical Co., Ltd. (a)	31,000	178,036
Sumitomo Corp. (a)	8,700	88,699
Sumitomo Heavy Industries Ltd.	16,000	71,726
Sumitomo Rubber Industries Ltd. (a)	22,400	291,276
Sundrug Co., Ltd. (a)	1,000	64,297
Suzuken Co., Ltd. (a)	4,270	162,269
Taisei Corp. (a)	21,000	138,326
Taisho Pharmaceutical Holdings Co., Ltd. (a)	200	14,125
Takashimaya Co., Ltd. (a)	5,000	45,027
TDK Corp. (a)	200	12,809
Teijin Ltd. (a)	21,000	71,565
Toho Gas Co., Ltd. (a)	39,000	251,871
Tohoku Electric Power Co., Inc. (a)	7,100	88,759
Tokyo Electric Power Co., Inc. †(a)	41,800	240,695
Tokyo Gas Co., Ltd. (a)	19,000	89,277
Tokyu Corp.	3,000	23,707
Toppan Printing Co., Ltd. (a)	4,000	36,853
Tosoh Corp.	29,000	149,176
Toyo Suisan Kaisha Ltd. (a)	3,700	128,954
Toyoda Gosei Co., Ltd. (a)	5,500	124,943
Toyota Boshoku Corp.	1,300	26,166
Toyota Industries Corp. (a)	200	10,695
Tsuruha Holdings, Inc. (a)	800	69,317
USS Co., Ltd. (a)	2,100	31,554
West Japan Railway Co. (a)	5,700	394,001
Yamada Denki Co., Ltd. (a)	37,500	161,982
Yamaguchi Financial Group, Inc. (a)	21,000	248,791
Yamazaki Baking Co., Ltd. (a)	12,000	269,830
Yokohama Rubber Co., Ltd./The (a)	6,700	102,897

		20,971,046

Netherlands - 0.8%
Aalberts Industries NV (a)	541	18,641
ASM International NV (a)	1,405	55,081
Boskalis Westminster (a)	2,334	95,209
Heineken NV (a)	2,251	191,823
Koninklijke Ahold NV (a)	16,679	351,818
NN Group NV (a)	12,550	442,800
Randstad Holding NV (a)	1,566	97,517
SBM Offshore NV †(a)	10,791	136,320
Wolters Kluwer NV (a)	4,660	156,499

		1,545,708

Norway - 0.2%
DNB ASA (a)	5,780	71,217
Gjensidige Forsikring ASA (a)	745	11,924
Marine Harvest ASA †(a)	1,311	17,639
Orkla ASA (a)	10,217	80,601
Telenor ASA (a)	1,627	27,120
Yara International ASA (a)	5,560	239,126

		447,627

	SHARES	VALUE (Note 5)
Portugal - 0.0% (c)
EDP - Energias de Portugal SA	5,599	$20,175
NOS SGPS SA	1,511	11,889

		32,064

Spain - 0.6%
Almirall SA	5,666	114,516
Amadeus IT Holding SA, A Shares (a)	273	12,032
Banco de Sabadell SA	6,642	11,772
Ebro Foods SA	10,738	211,225
Enagas SA (a)	1,371	38,673
Endesa SA (a)	11,296	226,933
Ferrovial SA (a)	2,727	61,666
Iberdrola SA (a)	25,260	179,068
Red Electrica Corp. SA (a)	471	39,342
Repsol SA (a)	1,579	17,384
Tecnicas Reunidas SA	4,793	181,222

		1,093,833

Sweden - 0.6%
BillerudKorsnas AB	1,528	28,278
Boliden AB (a)	4,298	72,010
Electrolux AB, Series B (a)	3,476	83,867
ICA Gruppen AB	4,887	177,478
Modern Times Group MTG, B Shares	852	21,755
Securitas AB, B Shares (a)	10,405	159,102
Skandinaviska Enskilda Banken AB, Class A (a)	2,812	29,572
SKF AB, B Shares (a)	734	11,855
Svenska Cellulosa AB SCA, Class B (a)	9,861	285,773
Swedish Match AB (a)	1,101	38,906
Tele2 AB, B Shares (a)	8,039	80,169
TeliaSonera AB	15,662	77,776

		1,066,541

Switzerland - 1.5%
Adecco SA †(a)	1,020	69,812
Baloise Holding AG (a)	413	52,343
Barry Callebaut AG †(a)	53	57,570
Bucher Industries AG (a)	270	60,852
Credit Suisse Group AG †(a)	3,352	72,209
Flughafen Zuerich AG (a)	109	81,784
Galenica AG (a)	231	361,411
Georg Fischer AG (a)	18	12,220
Givaudan SA †(a)	21	38,114
Helvetia Holding AG (a)	108	60,837
Kuehne + Nagel International AG (a)	87	11,919
Lonza Group AG †(a)	1,233	200,529
Nestle SA (a)	3,903	289,740
Novartis AG (a)	3,470	298,487
Partners Group Holding AG (a)	177	63,655
Roche Holding AG (a)	315	87,289
Straumann Holding AG (a)	39	11,837
Swiss Life Holding AG †(a)	815	219,520
Swiss Re AG (a)	6,478	632,682
Swisscom AG (a)	326	163,132
UBS Group AG	4,216	81,788

		2,927,730

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
United Kingdom - 0.2%
Fiat Chrysler Automobiles NV †(a)	13,944	$193,652
Subsea 7 SA †	4,277	30,273
Unilever NV CVA (a)	3,965	172,708

		396,633

TOTAL COMMON STOCKS
(cost $36,206,438)		37,096,219

PREFERRED STOCKS - 0.1%

Germany - 0.1%
FUCHS PETROLUB SE (a)	253	11,913
Henkel AG & Co. KGaA (a)	1,700	189,723

TOTAL PREFERRED STOCKS (cost $199,266)		201,636

MONEY MARKET FUNDS - 62.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.100% (d)	58,644	58,644
Dreyfus Treasury Cash Management, Class I, 0.090% (d)	234,578	234,578
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.129% ^(d)(e)	101,443,362	101,443,362
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.070% (d)(e)	14,800,003	14,800,003
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.140% (d)	293,222	293,222

TOTAL MONEY MARKET FUNDS (cost $116,829,809)		116,829,809

SHORT-TERM INVESTMENTS - 27.2%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.343%, 5/12/2016 ^(f)	$17,661	17,640,531
U.S. Treasury Bill, 0.066%, 4/7/2016 ^(f)	8,423	8,419,699
U.S. Treasury Bill, 0.327%, 5/19/2016 ^(f)	12,610	12,594,073
U.S. Treasury Bill, 0.583%, 6/16/2016 ^(f)	1,205	1,202,459
U.S. Treasury Bill, 0.264%, 3/3/2016 ^(f)	1,100	1,099,806
U.S. Treasury Bill, 0.516%, 6/23/2016 (f)	1,037	1,034,695
U.S. Treasury Bill, 0.345%, 5/26/2016 (f)	1,312	1,309,974
U.S. Treasury Bill, 0.241%, 2/11/2016 (f)	2,382	2,381,669
U.S. Treasury Bill, 0.113%, 3/24/2016 ^(f)	2,478	2,477,024

SHORT-TERM INVESTMENTS - 27.2% (continued)	PRINCIPAL AMOUNT (000’s)	VALUE (Note 5)
U.S. Treasury Bill, 0.259%, 3/17/2016 (f)	$2,914	$2,913,408

TOTAL SHORT-TERM INVESTMENTS (cost $51,071,385)		51,073,338

TOTAL INVESTMENTS IN SECURITIES, AT VALUE
(cost $204,306,898)		205,201,002

SECURITIES SOLD SHORT - (14.7)%	SHARES
COMMON STOCKS - (14.6)%

Austria - (0.1)%
ams AG	(3,880)	(129,703)

Belgium - (0.3)%
Anheuser-Busch InBev SA/NV	(1,702)	(211,809)
Solvay SA	(354)	(37,782)
Telenet Group Holding NV †	(1,740)	(94,037)
UCB SA	(1,594)	(143,880)

		(487,508)

Denmark - (0.1)%
Novozymes A/S, B Shares	(3,115)	(149,143)
Pandora A/S	(541)	(68,211)

		(217,354)

Finland - (0.4)%
Kone OYJ, Class B	(734)	(31,078)
Nokia OYJ	(46,142)	(326,433)
Nokian Renkaat OYJ	(6,823)	(243,590)
Wartsila OYJ Abp	(1,482)	(67,665)

		(668,766)

Germany - (1.8)%
BASF SE	(1,078)	(82,120)
Bayer AG	(2,119)	(264,643)
Bayerische Motoren Werke AG	(3,131)	(329,855)
Beiersdorf AG	(986)	(89,619)
Bilfinger SE	(1,273)	(59,824)
Commerzbank AG †	(13,867)	(143,088)
Deutsche Bank AG	(11,716)	(284,519)
Deutsche Post AG	(3,151)	(88,095)
Deutsche Telekom AG	(9,017)	(161,951)
E.ON SE	(47,450)	(455,615)
HUGO BOSS AG	(1,532)	(126,404)
Infineon Technologies AG	(15,680)	(228,594)
LANXESS AG	(2,131)	(98,063)
Linde AG	(218)	(31,492)
METRO AG	(1,505)	(47,945)
Rocket Internet SE 144A †(b)	(4,553)	(138,701)
RWE AG	(32,223)	(406,248)
Salzgitter AG	(1,260)	(30,791)
Siemens AG	(461)	(44,600)
Telefonica Deutschland Holding AG	(4,143)	(21,853)
ThyssenKrupp AG	(6,040)	(119,733)
Wirecard AG	(2,414)	(120,664)

		(3,374,417)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Italy - (0.3)%
Azimut Holding SpA	(8,347)	$(207,475)
Banca Mediolanum SpA	(6,396)	(50,811)
Banca Popolare dell’Emilia Romagna SC	(12,842)	(97,408)
Banco Popolare SC †	(2,313)	(31,874)
Mediaset SpA	(19,641)	(81,390)

		(468,958)

Japan - (8.5)%
Acom Co., Ltd. †	(15,400)	(72,519)
Advantest Corp.	(4,200)	(34,840)
Aeon Co., Ltd.	(6,800)	(104,772)
AEON Financial Service Co., Ltd.	(1,800)	(40,210)
Asics Corp.	(8,700)	(180,503)
Calbee, Inc.	(7,600)	(320,941)
Chiyoda Corp.	(7,000)	(53,155)
Chugai Pharmaceutical Co., Ltd.	(8,900)	(310,224)
Chugoku Electric Power Co., Inc./The	(4,400)	(58,095)
Credit Saison Co., Ltd.	(4,500)	(88,660)
Dai-ichi Life Insurance Co., Ltd./The	(15,300)	(254,557)
Daikin Industries Ltd.	(1,100)	(80,104)
Daiwa Securities Group, Inc.	(4,000)	(24,455)
DeNA Co., Ltd.	(2,800)	(43,782)
Denso Corp.	(7,100)	(339,277)
Disco Corp.	(400)	(37,669)
Eisai Co., Ltd.	(1,100)	(72,766)
FANUC Corp.	(1,200)	(206,748)
Fast Retailing Co., Ltd.	(1,100)	(384,793)
Hachijuni Bank Ltd./The	(4,000)	(24,480)
Hamamatsu Photonics KK	(7,000)	(191,907)
Hirose Electric Co., Ltd.	(200)	(24,214)
Hitachi Capital Corp.	(400)	(10,747)
Hitachi Chemical Co., Ltd.	(700)	(11,105)
Hitachi Construction Machinery Co., Ltd.	(12,500)	(194,404)
Hitachi Ltd.	(31,000)	(175,658)
Honda Motor Co., Ltd.	(4,300)	(137,435)
IHI Corp.	(146,000)	(403,033)
Inpex Corp.	(25,000)	(243,723)
Isuzu Motors Ltd.	(1,600)	(17,236)
Iyo Bank Ltd./The	(3,000)	(29,147)
Japan Airport Terminal Co., Ltd.	(4,900)	(216,918)
Japan Display, Inc. †	(63,200)	(182,096)
JFE Holdings, Inc.	(8,100)	(127,189)
JGC Corp.	(8,000)	(122,450)
Kakaku.com, Inc.	(9,400)	(184,894)
Kansai Electric Power Co., Inc./The †	(7,400)	(88,724)
Kansai Paint Co., Ltd.	(8,700)	(131,872)
Kawasaki Heavy Industries Ltd.	(24,000)	(88,797)
Keikyu Corp.	(10,000)	(82,632)
Keio Corp.	(6,000)	(51,814)
Keisei Electric Railway Co., Ltd.	(5,000)	(63,791)
Keyence Corp.	(100)	(54,960)
Kikkoman Corp.	(9,000)	(311,827)
Kintetsu Group Holdings Co., Ltd.	(4,000)	(16,263)
Kobe Steel Ltd.	(201,000)	(218,390)
Koito Manufacturing Co., Ltd.	(1,800)	(73,813)
Komatsu Ltd.	(8,500)	(139,081)
Kubota Corp.	(8,000)	(123,589)
Kyocera Corp.	(1,500)	(69,661)

	SHARES	VALUE (Note 5)
Japan - (8.5)% (continued)
Kyowa Hakko Kirin Co., Ltd.	(4,000)	$(62,939)
Kyushu Electric Power Co., Inc. †	(31,200)	(340,052)
LIXIL Group Corp.	(2,000)	(44,419)
M3, Inc.	(5,700)	(118,185)
Mazda Motor Corp.	(12,300)	(253,808)
Minebea Co., Ltd.	(16,000)	(136,991)
MISUMI Group, Inc.	(7,500)	(103,602)
Mitsubishi Heavy Industries Ltd.	(38,000)	(166,155)
Mitsubishi Logistics Corp.	(17,000)	(223,995)
Mitsubishi Materials Corp.	(25,000)	(78,741)
Mitsubishi Motors Corp.	(5,700)	(48,225)
Mitsui OSK Lines Ltd.	(41,000)	(103,413)
Murata Manufacturing Co., Ltd.	(200)	(28,776)
Nabtesco Corp.	(4,200)	(85,324)
NGK Insulators Ltd.	(5,000)	(112,701)
NGK Spark Plug Co., Ltd.	(15,200)	(400,193)
Nidec Corp.	(2,300)	(166,787)
Nintendo Co., Ltd.	(700)	(96,257)
Nippon Electric Glass Co., Ltd.	(7,000)	(35,281)
Nippon Paint Holdings Co., Ltd.	(16,500)	(399,334)
Nippon Steel & Sumitomo Metal Corp.	(6,800)	(134,520)
Nitto Denko Corp.	(1,200)	(87,607)
Nomura Holdings, Inc.	(15,800)	(88,007)
NSK Ltd.	(5,500)	(59,763)
Odakyu Electric Railway Co., Ltd.	(8,000)	(86,134)
Olympus Corp.	(6,100)	(240,149)
Omron Corp.	(6,200)	(206,751)
Ono Pharmaceutical Co., Ltd.	(1,400)	(249,636)
Oriental Land Co., Ltd.	(4,900)	(296,433)
Panasonic Corp.	(8,000)	(81,100)
Pigeon Corp.	(9,200)	(223,193)
Rakuten, Inc.	(29,300)	(337,470)
Recruit Holdings Co., Ltd.	(5,300)	(155,787)
Ricoh Co., Ltd.	(1,700)	(17,505)
Rinnai Corp.	(300)	(26,581)
Sega Sammy Holdings, Inc.	(3,800)	(35,543)
Seiko Epson Corp.	(4,800)	(73,916)
Seven Bank Ltd.	(27,800)	(121,917)
Shikoku Electric Power Co., Inc.	(7,600)	(118,722)
Shin-Etsu Chemical Co., Ltd.	(2,400)	(130,478)
Shionogi & Co., Ltd.	(900)	(40,707)
Shizuoka Bank Ltd./The	(15,000)	(145,471)
SMC Corp.	(100)	(25,973)
SoftBank Group Corp.	(2,500)	(126,176)
Sony Corp.	(5,700)	(140,088)
Stanley Electric Co., Ltd.	(6,500)	(142,594)
Sumco Corp.	(27,300)	(205,965)
Sumitomo Dainippon Pharma Co., Ltd.	(3,600)	(42,413)
Sumitomo Metal Mining Co., Ltd.	(6,000)	(72,833)
Sumitomo Mitsui Financial Group, Inc.	(3,000)	(113,223)
Sumitomo Mitsui Trust Holdings, Inc.	(26,000)	(98,471)
Suruga Bank Ltd.	(3,000)	(61,826)
Suzuki Motor Corp.	(2,600)	(78,998)
Sysmex Corp.	(800)	(51,316)
T&D Holdings, Inc.	(9,500)	(125,339)
Taiyo Nippon Sanso Corp.	(10,100)	(91,342)
Terumo Corp.	(3,400)	(105,378)
Tobu Railway Co., Ltd.	(4,000)	(19,730)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

	SHARES	VALUE (Note 5)
Japan - (8.5)% (continued)
Tokio Marine Holdings, Inc.	(1,400)	$(54,074)
Tokyo Electron Ltd.	(1,700)	(102,994)
Toray Industries, Inc.	(1,000)	(9,293)
Toshiba Corp. †	(130,000)	(267,179)
Toyo Seikan Group Holdings Ltd.	(4,300)	(79,761)
Unicharm Corp.	(4,400)	(89,855)
Yahoo Japan Corp.	(54,500)	(221,537)
Yakult Honsha Co., Ltd.	(7,100)	(347,507)
Yamaha Corp.	(500)	(12,077)
Yamaha Motor Co., Ltd.	(7,800)	(174,839)
Yamato Holdings Co., Ltd.	(9,500)	(201,287)
Yaskawa Electric Corp.	(22,200)	(302,069)
Yokogawa Electric Corp.	(10,100)	(121,462)

		(15,968,087)

Luxembourg - (0.4)%
APERAM SA †	(2,591)	(92,123)
ArcelorMittal	(73,962)	(312,060)
Millicom International Cellular SA SDR	(1,157)	(66,389)
Tenaris SA	(25,630)	(303,494)

		(774,066)

Netherlands - (0.7)%
Aegon NV	(17,693)	(100,062)
Altice NV, Class A †	(8,772)	(126,030)
ASML Holding NV	(6,666)	(592,284)
Delta Lloyd NV	(18,323)	(108,013)
Fugro NV CVA †	(6,584)	(107,991)
Koninklijke DSM NV	(1,164)	(58,370)
Koninklijke KPN NV	(34,249)	(129,542)
Koninklijke Vopak NV	(4,260)	(183,456)

		(1,405,748)

Norway - (0.2)%
Norsk Hydro ASA	(34,841)	(129,508)
Schibsted ASA, Class A	(4,739)	(155,802)
Statoil ASA	(8,852)	(123,457)

		(408,767)

Portugal - 0.0% (c)
Banco Comercial Portugues SA †	(715,150)	(37,898)
Galp Energia SGPS SA	(2,434)	(28,402)

		(66,300)

Spain - (0.8)%
Abertis Infraestructuras SA	(9,966)	(155,862)
Aena SA 144A †(b)	(995)	(113,937)
Atresmedia Corp. de Medios de Comunicacion SA	(4,842)	(51,578)
Banco Bilbao Vizcaya Argentaria SA	(24,794)	(181,165)
Banco Popular Espanol SA	(30,369)	(100,062)
Banco Santander SA	(29,457)	(144,910)
Bankia SA	(119,061)	(138,553)
CaixaBank SA	(10,534)	(36,665)
Cellnex Telecom SAU 144A (b)	(10,585)	(197,907)
Distribuidora Internacional de Alimentacion SA †	(1,981)	(11,684)

	SHARES	VALUE (Note 5)
Spain - (0.8)% (continued)
Mapfre SA	(31,612)	$(79,130)
Obrascon Huarte Lain SA	(9,067)	(51,742)
Telefonica SA	(24,300)	(269,582)
Zardoya Otis SA	(2,900)	(33,917)

		(1,566,694)

Sweden - (0.2)%
Alfa Laval AB	(2,008)	(36,658)
Atlas Copco AB, A Shares	(3,671)	(90,031)
Hexagon AB, B Shares	(1,338)	(49,496)
Sandvik AB	(3,186)	(27,772)
Telefonaktiebolaget LM Ericsson, B Shares	(22,619)	(218,077)
Trelleborg AB, B Shares	(1,569)	(30,451)

		(452,485)

Switzerland - (0.7)%
Aryzta AG †	(4,092)	(207,009)
Cie Financiere Richemont SA	(4,378)	(313,346)
Dufry AG †	(588)	(69,962)
Julius Baer Group Ltd. †	(488)	(23,608)
LafargeHolcim Ltd. †	(6,274)	(314,169)
OC Oerlikon Corp. AG †	(5,303)	(47,204)
SGS SA	(55)	(104,528)
STMicroelectronics NV	(14,813)	(99,638)
Sunrise Communications Group AG 144A †(b)	(935)	(55,116)
Zurich Insurance Group AG †	(92)	(23,635)

		(1,258,215)

United Kingdom - (0.1)%
CNH Industrial NV	(5,865)	(40,169)
RELX NV	(11,529)	(194,175)

		(234,344)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $28,129,612)		(27,481,412)

PREFERRED STOCKS - (0.1)%

Germany - (0.1)%
Volkswagen AG (proceeds $206,240)	(1,776)	(256,418)

TOTAL SECURITIES SOLD SHORT, AT VALUE
(proceeds $28,335,852)		(27,737,830)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 94.5%
(cost $175,971,046)		177,463,172

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5% (g)		10,329,281

NET ASSETS - 100.0%		$187,792,453

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(664,612)	(0.4)%
Consumer Staples	3,153,267	1.7
Energy	(233,017)	(0.1)
Financials	3,675,333	2.0
Health Care	2,728,632	1.4
Industrials	2,088,595	1.1
Information Technology	(2,095,370)	(1.1)
Materials	(263,954)	(0.1)
Telecommunication Services	600,550	0.3
Utilities	570,601	0.3
Money Market Funds	116,829,809	62.2
Short-Term Investments	51,073,338	27.2

Total Investments In Securities, At Value	177,463,172	94.5
Other Assets in Excess of Liabilities (g)	10,329,281	5.5

Net Assets	$187,792,453	100.0%

†	Non-income producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2015, the value of these securities was $28,102,034.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(c)	Represents less than 0.05% of net assets.
(d)	Represents annualized seven-day yield as of the close of the reporting period.
(e)	All or a portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(f)	The rate shown is the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (See Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

CVA - Dutch Certification

SDR - Special Drawing Rights

Total return swap contracts outstanding as of December 31, 2015:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	BIST 30 February Futures	02/2016	TRY	220,528	$(2,312)
Bank of America	Bovespa Index February Futures	02/2016	BRL	(8,271,798)	94,917
CitiBank	Corn March Futures^	02/2016	USD	(259,578)	8,446
CitiBank	Corn March Futures^	02/2016	USD	635,537	(25,643)
Macquarie Capital	Corn March Futures^	02/2016	USD	1,962,240	(78,803)
Societe Generale	Corn March Futures^	02/2016	USD	747,669	(30,169)
Bank of America	Hang Seng Index January Futures	01/2016	HKD	16,558,859	(16,301)
Bank of America	H-SHARES Index January Futures	01/2016	HKD	(4,458,667)	11,794
Morgan Stanley and Co., International PLC	KOSPI Index 200 March Futures	03/2016	KRW	2,863,404,316	18,530
Bank of America	MSCI Taiwan Stock Index January Futures	01/2016	USD	799,295	(7,855)
CitiBank	Soybean March Futures^	02/2016	USD	264,198	(4,923)
Macquarie Capital	Soybean March Futures^	02/2016	USD	442,139	(10,014)
Societe Generale	Soybean March Futures^	02/2016	USD	1,148,668	(25,143)
Bank of America	Swiss Market Index March Futures	03/2016	CHF	(5,607,739)	(165,823)
Bank of America	Taiwan Stock Exchange January Futures	01/2016	TWD	4,777,015	5,737
Bank of America	Tel Aviv 25 Index January Futures	01/2016	ILS	1,809,825	6,354
Goldman Sachs	WIG20 Index March Futures	03/2016	PLN	177,813	2,049

					$(219,159)

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

Open futures contracts outstanding at December 31, 2015:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
6	J.P. Morgan	KOSPI Index 200 Futures	03/2016	$610,270	$615,198	$4,928
25	Goldman Sachs	Brent Crude Futures^	01/2016	932,269	941,750	9,481
1	Morgan Stanley and Co., International PLC	Corn Futures^	03/2016	18,327	17,938	(389)
16	Morgan Stanley and Co., International PLC	Gold 100 OZ Futures^	02/2016	1,726,917	1,696,320	(30,597)
2	J.P. Morgan	LME Copper Futures^	01/2016	266,980	235,445	(31,535)
1	J.P. Morgan	LME Copper Futures^	01/2016	131,993	117,734	(14,259)
1	J.P. Morgan	LME Copper Futures^	02/2016	124,939	117,772	(7,167)
7	J.P. Morgan	LME Copper Futures^	02/2016	871,400	824,469	(46,931)
6	J.P. Morgan	LME Copper Futures^	02/2016	738,816	706,688	(32,128)
6	J.P. Morgan	LME Copper Futures^	02/2016	738,115	706,688	(31,427)
1	J.P. Morgan	LME Copper Futures^	02/2016	121,579	117,781	(3,798)
1	J.P. Morgan	LME Copper Futures^	02/2016	118,359	117,782	(577)
2	J.P. Morgan	LME Copper Futures^	02/2016	233,156	235,563	2,407
1	J.P. Morgan	LME Copper Futures^	02/2016	115,669	117,778	2,109
1	J.P. Morgan	LME Copper Futures^	03/2016	116,640	117,724	1,084
27	J.P. Morgan	LME Copper Futures^	03/2016	3,066,606	3,178,069	111,463
51	Morgan Stanley and Co., International PLC	Silver Futures^	03/2016	3,592,305	3,519,765	(72,540)
24	Morgan Stanley and Co., International PLC	Soybean Futures^	03/2016	1,041,360	1,037,100	(4,260)
8	Morgan Stanley and Co., International PLC	WTI Crude Futures^	01/2016	295,185	296,320	1,135
235	J.P. Morgan	BIST 30 Futures	02/2016	742,099	717,756	(24,343)
128	Barclays Capital	CAC40 Index Futures	01/2016	6,411,577	6,452,338	40,761
2	J.P. Morgan	FTSE Bursa Malaysia KLCI Index Futures	01/2016	39,068	39,327	259
26	Barclays Capital	FTSE/JSE Top 40 Index Futures	03/2016	739,464	777,932	38,468
39	Barclays Capital	Hang Seng Index Futures	01/2016	5,541,073	5,512,803	(28,270)
22	Barclays Capital	IBEX 35 Index Futures	01/2016	2,301,615	2,277,596	(24,019)
7	Barclays Capital	KOSPI Index 200 Futures	03/2016	711,273	717,730	6,457
1	J.P. Morgan	Mexican Stock Exchange Price and Quotation Index Futures	03/2016	25,279	25,030	(249)
2	Barclays Capital	MSCI Taiwan Stock Index Futures	01/2016	61,439	60,880	(559)
22	J.P. Morgan	S&P 500 E-Mini Futures	03/2016	2,268,866	2,238,940	(29,926)
110	Barclays Capital	TOPIX Index Futures	03/2016	14,377,815	14,162,403	(215,412)
33	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	4,087,700	4,092,500	4,800
14	Goldman Sachs	10-Year Japanese Government Bond Futures	03/2016	17,350,360	17,359,791	9,431
269	J.P. Morgan	90-Day EURODollar Futures	06/2016	66,788,993	66,644,750	(144,243)
287	J.P. Morgan	90-Day EURODollar Futures	09/2016	71,171,518	70,985,862	(185,656)
115	J.P. Morgan	90-Day EURODollar Futures	12/2016	28,420,139	28,396,375	(23,764)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
130	J.P. Morgan	Australia 3-Year Bond Futures	03/2016	$ 10,511,521	$ 10,559,394	$ 47,873
134	Goldman Sachs	Canadian 10-Year Bond Futures	03/2016	13,421,660	13,653,725	232,065
3	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	06/2016	537,506	537,905	399
18	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	09/2016	3,224,712	3,227,596	2,884
9	Goldman Sachs	Euro - Bobl Futures	03/2016	1,288,337	1,278,051	(10,286)
307	Goldman Sachs	Euro - SCHATZ Futures	03/2016	37,280,823	37,203,331	(77,492)
63	Goldman Sachs	Long Gilt Futures	03/2016	10,911,192	10,844,967	(66,225)
7	Morgan Stanley and Co., International PLC	U.S. Treasury 10-Year Note Futures	03/2016	881,228	881,343	115
351	Morgan Stanley and Co., International PLC	U.S. Treasury 2-Year Note Futures	03/2016	76,366,006	76,249,266	(116,740)
5	Morgan Stanley and Co., International PLC	U.S. Treasury 5-Year Note Futures	03/2016	592,883	591,601	(1,282)

				390,915,031	390,207,076	(707,955)

Short Contracts:
2	J.P. Morgan	LME Copper Futures^	01/2016	$(265,995)	$(235,445)	$30,550
1	J.P. Morgan	LME Copper Futures^	01/2016	(131,570)	(117,734)	13,836
1	J.P. Morgan	LME Copper Futures^	02/2016	(125,048)	(117,772)	7,276
7	J.P. Morgan	LME Copper Futures^	02/2016	(871,483)	(824,469)	47,014
6	J.P. Morgan	LME Copper Futures^	02/2016	(739,485)	(706,687)	32,798
6	J.P. Morgan	LME Copper Futures^	02/2016	(738,732)	(706,687)	32,045
1	J.P. Morgan	LME Copper Futures^	02/2016	(120,748)	(117,782)	2,966
1	J.P. Morgan	LME Copper Futures^	02/2016	(118,651)	(117,781)	870
2	J.P. Morgan	LME Copper Futures^	02/2016	(234,083)	(235,563)	(1,480)
1	J.P. Morgan	LME Copper Futures^	02/2016	(116,017)	(117,778)	(1,761)
1	J.P. Morgan	LME Copper Futures^	03/2016	(116,760)	(117,723)	(963)
1	J.P. Morgan	LME Copper Futures^	03/2016	(116,623)	(117,707)	(1,084)
61	Morgan Stanley and Co., International PLC	Natural Gas Futures^	01/2016	(1,284,762)	(1,425,569)	(140,807)
40	Barclays Capital	Amsterdam Index Futures	01/2016	(3,767,834)	(3,841,444)	(73,610)
12	Barclays Capital	DAX Index Futures	03/2016	(3,388,000)	(3,511,942)	(123,942)
4	Barclays Capital	Euro Stoxx 50 Index Futures	03/2016	(141,671)	(142,669)	(998)
59	Barclays Capital	FTSE 100 Index Futures	03/2016	(5,293,040)	(5,390,884)	(97,844)
16	Barclays Capital	FTSE/MIB Index Futures	03/2016	(1,835,489)	(1,864,168)	(28,679)
22	Barclays Capital	H-SHARES Index Futures	01/2016	(1,399,157)	(1,377,475)	21,682
16	J.P. Morgan	MSCI Singapore Index Futures	01/2016	(363,649)	(365,160)	(1,511)
288	Barclays Capital	OMXS30 Index Futures	01/2016	(4,879,536)	(4,940,193)	(60,657)
48	J.P. Morgan	S&P/Toronto Stock Exchange 60 Index Futures	03/2016	(5,225,957)	(5,279,063)	(53,106)
7	J.P. Morgan	SET50 Index Futures	03/2016	(31,032)	(30,914)	118
71	J.P. Morgan	SGX S&P CNX Nifty Index Futures	01/2016	(1,126,662)	(1,128,616)	(1,954)
5	J.P. Morgan	SPI 200 Index Futures	03/2016	(460,868)	(478,847)	(17,979)
113	J.P. Morgan	3-Month Euro Euribor Futures	06/2016	(30,732,738)	(30,755,949)	(23,211)
181	J.P. Morgan	3-Month Euro Euribor Futures	09/2016	(49,230,774)	(49,266,411)	(35,637)
87	J.P. Morgan	3-Month Euro Euribor Futures	12/2016	(23,683,546)	(23,678,176)	5,370
281	J.P. Morgan	90-Day Sterling Futures	06/2016	(51,418,180)	(51,398,093)	20,087
222	J.P. Morgan	90-Day Sterling Futures	09/2016	(40,582,739)	(40,553,140)	29,599
70	J.P. Morgan	90-Day Sterling Futures	12/2016	(12,783,310)	(12,767,677)	15,633

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
265	J.P. Morgan	Australia 10-Year Bond Futures	03/2016	$(24,399,294)	$(24,503,607)	$(104,313)
3	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	03/2016	(536,921)	(537,716)	(795)
123	Goldman Sachs	Euro - Bund Futures	03/2016	(21,248,576)	(21,109,206)	139,370
19	Goldman Sachs	Euro-Buxl 30-Year Bond Futures	03/2016	(3,191,541)	(3,126,145)	65,396
31	Morgan Stanley and Co., International PLC	U.S. Treasury Long Bond Futures	03/2016	(4,759,622)	(4,766,250)	(6,628)

				(295,460,093)	(295,772,442)	(312,349)

				$95,454,938	$94,434,634	$(1,020,304)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2015:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	2,046,500	$1,474,905	$1,485,960	$11,055
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	2,046,500	1,474,905	1,485,960	11,055
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	2,050,000	513,449	506,157	(7,292)
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	2,050,000	513,450	506,157	(7,293)
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	4,029,000	3,012,465	2,912,319	(100,146)
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	4,029,000	3,012,465	2,912,319	(100,146)
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	467,000	472,041	467,700	(4,341)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	892,000	900,737	893,337	(7,400)
Euro, Expiring 03/16/16	CitiBank	EUR	1,081,500	1,151,437	1,177,480	26,043
Euro, Expiring 03/16/16	Credit Suisse International	EUR	1,187,500	1,267,384	1,292,887	25,503
British Pound, Expiring 03/16/16	CitiBank	GBP	1,302,000	1,953,811	1,919,640	(34,171)
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	1,302,000	1,953,811	1,919,640	(34,171)
Hong Kong Dollar, Expiring 03/16/16	CitiBank	HKD	33,000	4,260	4,260	—
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	55,000	7,097	7,101	4
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	57,000,000	196,730	196,188	(542)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	57,000,000	196,730	196,188	(542)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	800,000	$ 209,113	$ 205,909	$ (3,204)
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	800,000	208,872	205,909	(2,963)
Indian Rupee, Expiring 03/16/16*	CitiBank	INR	75,150,000	1,109,460	1,122,562	13,102
Indian Rupee, Expiring 03/16/16*	Credit Suisse International	INR	75,150,000	1,109,460	1,122,562	13,102
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	780,862,500	6,374,469	6,507,804	133,335
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	780,862,500	6,374,469	6,507,804	133,335
Korean Won, Expiring 03/16/16*	CitiBank	KRW	230,000,000	196,148	195,838	(310)
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	230,000,000	196,147	195,838	(309)
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	2,800,000	167,318	161,625	(5,693)
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	2,800,000	167,302	161,625	(5,677)
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	796,000	91,391	89,864	(1,527)
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	3,914,500	2,587,866	2,665,537	77,671
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	3,914,500	2,587,865	2,665,537	77,672
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	2,690,000	674,180	684,794	10,614
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	2,690,000	674,181	684,794	10,613
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	3,118,500	367,459	370,198	2,739
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	3,118,500	367,459	370,198	2,739
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	465,000	330,596	327,174	(3,422)
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	465,000	330,597	327,174	(3,423)
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	7,640,000	2,561,577	2,567,158	5,581
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	7,640,000	2,561,508	2,567,158	5,650
New Taiwan Dollar, Expiring 03/16/16*	CitiBank	TWD	9,450,000	289,166	287,931	(1,235)
New Taiwan Dollar, Expiring 03/16/16*	Credit Suisse International	TWD	9,450,000	289,169	287,931	(1,238)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	3,930,000	263,372	250,749	(12,623)
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	3,930,000	263,373	250,749	(12,624)

				$48,458,194	$48,667,715	$209,521

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/16/16	CitiBank	AUD	(275,500)	$(197,666)	$(200,040)	$(2,374)
Australian Dollar, Expiring 03/16/16	Credit Suisse International	AUD	(275,500)	(197,668)	(200,040)	(2,372)
Brazilian Real, Expiring 03/16/16*	CitiBank	BRL	(2,985,000)	(752,586)	(737,013)	15,573
Brazilian Real, Expiring 03/16/16*	Credit Suisse International	BRL	(2,985,000)	(752,593)	(737,013)	15,580
Canadian Dollar, Expiring 03/16/16	CitiBank	CAD	(72,500)	(53,345)	(52,406)	939
Canadian Dollar, Expiring 03/16/16	Credit Suisse International	CAD	(72,500)	(53,346)	(52,406)	940
Swiss Franc, Expiring 03/16/16	CitiBank	CHF	(7,797,000)	(7,808,542)	(7,808,690)	(148)
Swiss Franc, Expiring 03/16/16	Credit Suisse International	CHF	(7,811,000)	(7,822,665)	(7,822,711)	(46)
Danish Krone, Expiring 03/16/16	CitiBank	DKK	(2,728,000)	(397,327)	(398,127)	(800)
Danish Krone, Expiring 03/16/16	Credit Suisse International	DKK	(3,788,000)	(552,592)	(552,824)	(232)
Euro, Expiring 03/16/16	CitiBank	EUR	(577,500)	(619,019)	(628,752)	(9,733)
Euro, Expiring 03/16/16	Credit Suisse International	EUR	(602,500)	(646,038)	(655,970)	(9,932)
British Pound, Expiring 03/16/16	CitiBank	GBP	(1,839,000)	(2,759,059)	(2,711,380)	47,679
British Pound, Expiring 03/16/16	Credit Suisse International	GBP	(1,839,000)	(2,759,081)	(2,711,380)	47,701
Hong Kong Dollar, Expiring 03/16/16	Credit Suisse International	HKD	(726,000)	(93,704)	(93,730)	(26)
Hungarian Forint, Expiring 03/16/16	CitiBank	HUF	(5,000,000)	(17,159)	(17,209)	(50)
Hungarian Forint, Expiring 03/16/16	Credit Suisse International	HUF	(5,000,000)	(17,159)	(17,209)	(50)
Israeli Shekel, Expiring 03/16/16	CitiBank	ILS	(3,045,000)	(787,298)	(783,740)	3,558
Israeli Shekel, Expiring 03/16/16	Credit Suisse International	ILS	(3,045,000)	(787,299)	(783,740)	3,559
Japanese Yen, Expiring 03/16/16	CitiBank	JPY	(22,334,000)	(182,138)	(186,134)	(3,996)
Japanese Yen, Expiring 03/16/16	Credit Suisse International	JPY	(50,864,000)	(416,486)	(423,906)	(7,420)
Korean Won, Expiring 03/16/16*	CitiBank	KRW	(2,458,500,000)	(2,109,469)	(2,093,349)	16,120
Korean Won, Expiring 03/16/16*	Credit Suisse International	KRW	(2,458,500,000)	(2,109,490)	(2,093,349)	16,141
Mexican Peso, Expiring 03/16/16	CitiBank	MXN	(41,495,000)	(2,477,856)	(2,395,232)	82,624
Mexican Peso, Expiring 03/16/16	Credit Suisse International	MXN	(41,495,000)	(2,477,851)	(2,395,230)	82,621
Norwegian Krone, Expiring 03/16/16	CitiBank	NOK	(34,200,500)	(3,940,302)	(3,861,047)	79,255
Norwegian Krone, Expiring 03/16/16	Credit Suisse International	NOK	(34,200,500)	(3,940,307)	(3,861,048)	79,259
New Zealand Dollar, Expiring 03/16/16	CitiBank	NZD	(2,645,000)	(1,752,657)	(1,801,085)	(48,428)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2015	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/16/16	Credit Suisse International	NZD	(2,645,000)	$ (1,752,657)	$ (1,801,085)	$ (48,428)
Poland Zloty, Expiring 03/16/16	CitiBank	PLN	(150,000)	(37,461)	(38,186)	(725)
Poland Zloty, Expiring 03/16/16	Credit Suisse International	PLN	(150,000)	(37,460)	(38,185)	(725)
Swedish Krona, Expiring 03/16/16	CitiBank	SEK	(28,871,000)	(3,332,266)	(3,427,283)	(95,017)
Swedish Krona, Expiring 03/16/16	Credit Suisse International	SEK	(29,513,000)	(3,408,975)	(3,503,495)	(94,520)
Singapore Dollar, Expiring 03/16/16	CitiBank	SGD	(640,500)	(452,596)	(450,656)	1,940
Singapore Dollar, Expiring 03/16/16	Credit Suisse International	SGD	(640,500)	(452,598)	(450,657)	1,941
Turkish Lira, Expiring 03/16/16	CitiBank	TRY	(300,000)	(98,704)	(100,805)	(2,101)
Turkish Lira, Expiring 03/16/16	Credit Suisse International	TRY	(300,000)	(98,703)	(100,805)	(2,102)
South African Rand, Expiring 03/16/16	CitiBank	ZAR	(1,600,000)	(109,292)	(102,086)	7,206
South African Rand, Expiring 03/16/16	Credit Suisse International	ZAR	(1,600,000)	(109,188)	(102,086)	7,102

				(56,370,602)	(56,190,089)	180,513

				$(7,912,408)	$(7,522,374)	$390,034

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total Return Basket Swaps* Outstanding at December 31, 2015

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	9 - 12 months maturity ranging from 01/11/2016 - 10/03/2016	$1,155,438

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Ireland
Accenture PLC	2,392	$242,336	$7,628
Alkermes PLC	1,348	81,670	25,335
King Digital Entertainment PLC	4,592	63,258	18,847
XL Group PLC	1,345	48,409	4,288

			56,098

Netherlands
Frank’s International NV	2,487	39,884	1,624

Panama
Copa Holdings SA	1,290	52,152	10,104

Puerto Rico
Popular, Inc.	6,364	189,123	(8,767)

Singapore
Avago Technologies Ltd.	1,118	139,195	23,082
Flextronics International Ltd.	17,921	191,785	9,109

			32,191

Sweden
Autoliv, Inc.	283	31,210	4,100

Switzerland
ACE Ltd.	200	20,684	2,686
Allied World Assurance Co. Holdings AG	3,347	127,127	(2,653)
TE Connectivity Ltd.	1,300	75,946	8,047

			8,080

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Delphi Automotive PLC	2,595	$201,397	$21,073
Noble Corp. PLC	9,576	116,686	(15,659)

			5,414

United States
3M Co.	475	67,526	4,028
Aaron’s, Inc.	7,868	257,793	(81,628)
Abbott Laboratories	5,781	239,929	19,695
AbbVie, Inc.	1,972	106,661	10,160
ACI Worldwide, Inc.	729	16,335	(734)
Activision Blizzard, Inc.	9,589	315,475	55,716
Acuity Brands, Inc.	200	35,232	11,528
Advance Auto Parts, Inc.	200	35,368	(5,266)
Aetna, Inc.	5,910	651,379	(12,390)
Aflac, Inc.	8,684	534,997	(14,825)
AGCO Corp.	10,479	476,713	(1,071)
Air Lease Corp.	3,806	126,337	1,088
Air Products & Chemicals, Inc.	221	29,453	(699)
Akamai Technologies, Inc.	1,195	86,812	(23,919)
Alaska Air Group, Inc.	5,234	414,827	6,562
Alleghany Corp.	54	25,658	150
Allstate Corp./The	2,544	152,863	5,094
Alphabet, Inc.	248	179,965	12,981
Amazon.com, Inc.	130	67,004	20,862
AMC Networks, Inc.	3,468	249,326	9,664
Amdocs Ltd.	9,812	566,671	(31,230)
AMERCO	531	213,974	(7,149)
Ameren Corp.	6,608	289,200	(3,536)
American Airlines Group, Inc.	8,663	360,476	6,402
American Eagle Outfitters, Inc.	19,273	298,488	243
American Electric Power Co., Inc.	18,062	1,024,342	28,131

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
American Financial Group, Inc.	2,767	$195,993	$3,453
American International Group, Inc.	2,115	125,053	6,013
Ameriprise Financial, Inc.	2,307	254,023	(8,513)
AmerisourceBergen Corp.	5,795	563,144	37,856
Amgen, Inc.	1,702	245,492	30,794
AmTrust Financial Services, Inc.	6,624	418,768	(10,862)
Analog Devices, Inc.	739	42,921	(2,039)
Anthem, Inc.	5,923	838,589	(12,686)
AO Smith Corp.	3,753	262,502	25,016
Apple, Inc.	2,282	260,843	(20,639)
AptarGroup, Inc.	164	11,105	809
Arch Capital Group Ltd.	2,493	186,221	(12,334)
Archer-Daniels-Midland Co.	7,204	315,032	(50,789)
Arrow Electronics, Inc.	3,000	168,014	(5,474)
Ashland, Inc.	480	50,549	(1,253)
Aspen Insurance Holdings Ltd.	3,756	179,660	1,754
Associated Banc-Corp.	635	11,741	166
Assurant, Inc.	3,812	302,163	4,856
Assured Guaranty Ltd.	14,490	377,842	5,129
Atmos Energy Corp.	1,080	63,029	5,054
Atwood Oceanics, Inc.	11,448	176,733	(59,620)
AutoNation, Inc.	1,937	115,663	(102)
AutoZone, Inc.	295	222,033	(3,170)
Avery Dennison Corp.	3,651	213,100	15,672
Avnet, Inc.	7,700	337,545	(7,677)
Axis Capital Holdings Ltd.	5,289	286,907	10,441
Bank of Hawaii Corp.	306	19,243	5
Bank of New York Mellon Corp./The	9,196	382,732	(3,673)
Bank of the Ozarks, Inc.	516	26,246	(725)
Baxalta, Inc.	6,514	254,871	(630)
Baxter International, Inc.	1,514	52,675	5,084
BB&T Corp.	1,617	58,417	2,721
Becton Dickinson and Co.	597	80,701	11,291
Bed Bath & Beyond, Inc.	791	45,625	(7,460)
Bemis Co., Inc.	7,053	304,458	10,740
Best Buy Co., Inc.	9,251	321,758	(40,065)
Big Lots, Inc.	2,968	136,587	(22,200)
Biogen, Inc.	229	65,038	5,116
BioMarin Pharmaceutical, Inc.	179	19,455	(703)
Bio-Rad Laboratories, Inc.	1,549	212,517	2,267
Boeing Co./The	4,692	674,431	3,985
BOK Financial Corp.	991	61,025	(1,773)
Booz Allen Hamilton Holding Corp.	2,000	54,340	7,360
Boston Scientific Corp.	6,332	105,272	11,490

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Brinker International, Inc.	7,215	$366,362	$(20,402)
Bristol-Myers Squibb Co.	758	52,921	(778)
Broadridge Financial Solutions, Inc.	4,305	243,578	(12,270)
Brocade Communications Systems, Inc.	33,439	343,386	(36,416)
Bunge Ltd.	5,761	421,487	(28,126)
CA, Inc.	6,672	183,285	7,267
Cabot Corp.	1,432	57,087	1,453
Cadence Design Systems, Inc.	7,835	167,255	(4,209)
California Resources Corp.	17,031	60,358	(20,676)
Campbell Soup Co.	350	17,979	413
Capital One Financial Corp.	6,622	503,464	(25,488)
Cardinal Health, Inc.	2,205	180,309	16,531
Carlisle Cos., Inc.	3,124	277,851	(783)
Carnival Corp.	9,245	472,131	31,537
Carter’s, Inc.	1,646	150,520	(3,977)
Casey’s General Stores, Inc.	2,574	274,939	35,100
Catalent, Inc.	2,732	69,845	(1,463)
CDK Global, Inc.	720	35,570	(1,392)
CDW Corp.	3,648	156,193	(2,831)
Celanese Corp.	5,599	361,270	15,710
Celgene Corp.	731	83,736	3,809
Centene Corp.	6,750	384,173	60,045
CenturyLink, Inc.	1,463	37,549	(739)
CF Industries Holdings, Inc.	4,874	221,886	(22,978)
Charles River Laboratories International, Inc.	5,250	355,949	66,098
Cheesecake Factory, Inc./The	5,141	265,823	(28,771)
Church & Dwight Co., Inc.	2,028	174,475	(2,339)
Cinemark Holdings, Inc.	3,843	125,738	2,733
Cintas Corp.	2,913	263,646	1,582
Cisco Systems, Inc.	20,348	553,580	(1,030)
Citigroup, Inc.	2,156	108,237	3,336
Citrix Systems, Inc.	1,364	103,524	(338)
Clorox Co./The	2,707	321,164	22,164
CME Group, Inc.	139	12,493	100
CMS Energy Corp.	2,941	105,938	174
Cognizant Technology Solutions Corp.	2,047	127,170	(4,309)
Comcast Corp.	4,635	272,125	(10,572)
Commerce Bancshares, Inc.	295	12,863	(314)
Commercial Metals Co.	21,515	305,078	(10,538)
Computer Sciences Corp.	3,571	116,469	231
ConAgra Foods, Inc.	2,139	87,809	2,371

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ConocoPhillips	4,882	$238,494	$(10,553)
Consolidated Edison, Inc.	10,739	713,102	(22,906)
Constellation Brands, Inc.	2,257	299,720	21,767
Convergys Corp.	12,892	304,858	16,024
CoreLogic, Inc.	3,794	143,247	(14,783)
Corning, Inc.	4,300	71,251	7,353
Costco Wholesale Corp.	508	73,939	8,103
Coty, Inc.	4,215	117,590	(9,559)
CR Bard, Inc.	1,729	326,187	1,355
Cracker Barrel Old Country Store, Inc.	2,033	280,874	(23,029)
Credit Acceptance Corp.	1,058	220,591	5,843
Crown Holdings, Inc.	5,285	263,617	4,332
CST Brands, Inc.	2,968	101,859	14,308
CSX Corp.	6,368	169,069	(3,820)
Cummins, Inc.	3,276	351,244	(62,923)
CVR Energy, Inc.	302	12,414	(530)
CVS Health Corp.	1,465	144,629	(1,396)
Danaher Corp.	3,070	266,049	19,093
Darden Restaurants, Inc.	7,235	392,954	67,482
Dean Foods Co.	17,660	310,554	(7,685)
Deckers Outdoor Corp.	1,669	96,799	(18,022)
Delta Air Lines, Inc.	7,617	359,369	26,736
Deluxe Corp.	5,395	299,721	(5,477)
DENTSPLY International, Inc.	3,882	226,045	10,175
Devon Energy Corp.	3,414	125,370	(16,122)
DeVry Education Group, Inc.	658	18,312	(1,658)
Dick’s Sporting Goods, Inc.	5,117	223,823	(42,937)
Dillard’s, Inc.	908	75,159	(15,494)
Discover Financial Services	981	51,160	1,441
Dollar General Corp.	488	33,988	1,085
Dow Chemical Co./The	8,071	415,093	402
DR Horton, Inc.	12,163	369,889	19,692
Dr. Pepper Snapple Group, Inc.	5,858	491,581	54,385
Dril-Quip, Inc.	2,112	129,134	(4,040)
DST Systems, Inc.	2,292	252,310	9,116
DTE Energy Co.	6,193	501,501	(4,884)
Dun & Bradstreet Corp./The	398	42,033	(669)
East West Bancorp, Inc.	1,102	43,166	2,633
Eastman Chemical Co.	1,703	114,895	74
eBay, Inc.	13,218	331,605	31,626
EchoStar Corp.	317	13,280	(882)
Edison International	9,054	573,787	(37,699)
Edwards Lifesciences Corp.	1,198	82,279	12,339
Electronic Arts, Inc.	3,914	275,758	(6,788)
Eli Lilly & Co.	3,707	309,118	3,234
Endurance Specialty Holdings Ltd.	1,821	112,119	4,407

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Energen Corp.	2,552	$132,844	$(28,237)
Entergy Corp.	2,025	130,893	7,536
EOG Resources, Inc.	2,667	202,324	(13,528)
EP Energy Corp.	12,721	67,505	(11,787)
Equifax, Inc.	4,980	515,374	39,248
Everest Re Group Ltd.	500	86,915	4,630
Eversource Energy	1,645	82,617	1,393
Exelon Corp.	9,807	289,310	(16,970)
Expedia, Inc.	661	82,876	(714)
FactSet Research Systems, Inc.	1,335	224,811	(7,780)
Fair Isaac Corp.	1,074	90,294	10,855
Fidelity National Information Services, Inc.	1,133	78,063	(9,403)
Fifth Third BanCorp.	3,117	58,326	4,326
First American Financial Corp.	6,650	259,701	(20,966)
First Solar, Inc.	5,947	316,035	76,408
FirstMerit Corp.	1,281	22,958	933
Fiserv, Inc.	1,814	164,828	1,081
Flowers Foods, Inc.	11,250	275,846	(34,083)
FNF Group	9,667	341,927	(6,772)
Foot Locker, Inc.	6,452	461,032	(41,071)
FTI Consulting, Inc.	1,517	64,725	(12,146)
Fulton Financial Corp.	4,577	61,103	(1,556)
GameStop Corp.	12,263	484,376	(140,521)
GATX Corp.	1,140	51,456	(2,949)
General Dynamics Corp.	3,261	454,508	(6,577)
General Mills, Inc.	2,305	134,432	(1,526)
General Motors Co.	9,356	318,928	(731)
Genpact Ltd.	12,265	292,987	13,393
Gilead Sciences, Inc.	3,179	326,884	(5,201)
Global Payments, Inc.	4,272	271,721	3,866
Goodyear Tire & Rubber Co./The	14,548	454,044	21,239
Graham Holdings Co.	597	342,928	(53,401)
Graphic Packaging Holding Co.	7,839	102,793	(2,219)
H&R Block, Inc.	2,631	96,408	(8,769)
Hanover Insurance Group, Inc./The	3,462	278,154	3,445
Harman International Industries, Inc.	891	83,891	50
Harris Corp.	138	10,143	1,849
Hartford Financial Services Group, Inc./The	6,872	310,643	(11,985)
Hasbro, Inc.	584	42,086	(2,748)
HCA Holdings, Inc.	3,196	240,724	(24,579)
Helmerich & Payne, Inc.	2,542	137,706	(1,582)
Herman Miller, Inc.	3,449	102,069	(3,083)
Hess Corp.	1,798	92,734	(5,567)
Hill-Rom Holdings, Inc.	2,466	129,892	(11,376)
HNI Corp.	1,039	41,089	(3,623)
HollyFrontier Corp.	6,785	321,469	(50,815)
Home Depot, Inc./The	628	77,855	5,198

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hormel Foods Corp.	4,598	$290,402	$73,208
HP, Inc.	18,313	247,115	(30,289)
HSN, Inc.	416	24,565	(3,486)
Huntington Bancshares, Inc.	10,077	105,033	6,418
Huntington Ingalls Industries, Inc.	4,592	508,439	74,056
IAC/InterActiveCorp.	1,124	74,809	(7,313)
IDACORP, Inc.	1,928	123,562	7,542
Illinois Tool Works, Inc.	400	32,972	4,100
Ingram Micro, Inc.	12,386	355,422	20,865
Ingredion, Inc.	4,996	454,076	24,741
Integrated Device Technology, Inc.	1,870	42,371	6,904
Intel Corp.	4,100	118,121	23,124
Intercontinental Exchange, Inc.	1,152	278,509	16,702
InterDigital, Inc.	2,317	111,594	2,032
International Business Machines Corp.	1,177	163,643	(1,664)
International Flavors & Fragrances, Inc.	721	78,235	8,025
International Game Technology PLC	10,465	172,811	(3,487)
Interpublic Group of Cos., Inc./The	5,012	98,257	18,422
Intrexon Corp.	9,395	310,852	(27,592)
IPG Photonics Corp.	598	45,364	7,953
ITT Corp.	4,485	166,890	(3,995)
Jabil Circuit, Inc.	20,591	475,179	4,385
Jack Henry & Associates, Inc.	2,388	181,733	4,674
Jack in the Box, Inc.	212	16,018	244
Janus Capital Group, Inc.	5,396	75,604	426
JetBlue Airways Corp.	17,302	433,187	(41,297)
JM Smucker Co./The	480	58,709	494
John Wiley & Sons, Inc.	2,036	97,995	(6,314)
Johnson & Johnson	1,261	123,308	6,222
Johnson Controls, Inc.	3,294	144,595	(14,515)
JPMorgan Chase & Co.	5,531	341,183	24,029
Juniper Networks, Inc.	7,887	238,487	(20,806)
KAR Auction Services, Inc.	326	12,314	(242)
KeyCorp.	5,146	68,337	(461)
Kimberly-Clark Corp.	603	69,314	7,448
Kohl’s Corp.	1,066	50,848	(75)
Kroger Co./The	11,514	419,160	62,471
L Brands, Inc.	926	86,402	2,328
L-3 Communications Holdings, Inc.	1,580	167,047	21,779
Lam Research Corp.	2,686	178,738	34,584
Lancaster Colony Corp.	468	52,966	1,069
Landstar System, Inc.	500	33,690	(4,365)
Lear Corp.	6,577	736,464	71,389
Leggett & Platt, Inc.	1,897	79,407	305
Leidos Holdings, Inc.	4,327	209,476	33,961

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Lennar Corp.	450	$22,120	$(110)
Lennox International, Inc.	916	111,346	3,062
Lexmark International, Inc.	1,000	28,540	3,910
LifePoint Health, Inc.	807	56,535	2,699
Lincoln Electric Holdings, Inc.	410	21,942	(667)
Lincoln National Corp.	2,029	97,372	4,606
Lockheed Martin Corp.	949	198,321	7,754
Lowe’s Cos., Inc.	1,592	109,343	11,713
LyondellBasell Industries NV	7,523	686,403	(32,654)
M&T Bank Corp.	104	12,610	(8)
Mallinckrodt PLC	4,163	279,064	31,620
Manhattan Associates, Inc.	2,357	156,063	(101)
ManpowerGroup, Inc.	2,150	185,817	(4,594)
Marathon Oil Corp.	2,711	42,776	(8,645)
Marathon Petroleum Corp.	8,409	401,199	34,723
Marriott International, Inc.	550	37,770	(898)
Marvell Technology Group Ltd.	11,445	100,360	585
Masco Corp.	3,861	108,321	945
MAXIMUS, Inc.	2,415	149,137	(13,294)
McCormick & Co., Inc.	351	29,270	761
McGraw Hill Financial, Inc.	619	54,636	6,385
McKesson Corp.	484	92,697	2,762
MEDNAX, Inc.	1,225	89,101	(1,317)
Mentor Graphics Corp.	12,367	280,814	(53,014)
Merck & Co., Inc.	2,166	109,415	4,993
MetLife, Inc.	10,530	504,791	2,860
Mettler-Toledo International, Inc.	35	10,075	1,795
Michaels Cos., Inc./The	2,902	66,988	(2,825)
Microsoft Corp.	4,300	188,942	49,622
Minerals Technologies, Inc.	2,923	143,395	(9,346)
Mohawk Industries, Inc.	556	103,996	1,305
Molina Healthcare, Inc.	8,367	528,556	(25,448)
Mosaic Co./The	10,014	316,824	(40,537)
MSCI, Inc.	2,427	151,241	23,818
MSG Networks, Inc.	9,202	186,917	4,484
Murphy Oil Corp.	8,600	213,747	(20,677)
Murphy USA, Inc.	3,587	207,096	10,778
Mylan NV	2,820	143,840	8,638
Nasdaq, Inc.	6,333	352,192	16,199
NCR Corp.	918	22,876	(422)
NeuStar, Inc.	6,804	178,404	(15,312)
Newfield Exploration Co.	3,824	133,037	(8,528)
NewMarket Corp.	62	22,952	653
News Corp.	4,706	68,513	(5,641)
NextEra Energy, Inc.	2,860	280,214	16,912
NIKE, Inc.	2,286	142,416	459

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
NiSource, Inc.	22,670	$444,288	$(1,996)
Northern Trust Corp.	1,672	114,838	5,697
Northrop Grumman Corp.	3,563	609,154	63,576
Norwegian Cruise Line Holdings Ltd.	1,499	90,959	(3,118)
Nu Skin Enterprises, Inc.	1,335	54,825	(4,242)
Nuance Communications, Inc.	6,752	136,725	(2,427)
NVIDIA Corp.	3,470	87,502	26,869
NVR, Inc.	187	302,210	5,031
Old Republic International Corp.	8,998	168,032	(400)
Omnicom Group, Inc.	1,667	112,877	13,248
ON Semiconductor Corp.	6,840	66,546	486
ONE Gas, Inc.	808	40,177	361
OneMain Holdings, Inc.	2,978	130,124	(6,418)
OPKO Health, Inc.	11,110	117,348	(5,693)
Oracle Corp.	2,300	82,915	1,104
Orbital ATK, Inc.	1,249	95,233	16,353
O’Reilly Automotive, Inc.	744	189,547	(1,003)
Oshkosh Corp.	2,433	94,045	940
Owens Corning	9,360	418,604	21,596
PACCAR, Inc.	4,708	244,554	(21,395)
Packaging Corp. of America	188	11,512	341
Panera Bread Co.	126	24,029	513
PAREXEL International Corp.	1,106	74,058	1,283
Parker-Hannifin Corp.	728	70,204	398
Patterson-UTI Energy, Inc.	16,621	253,561	(2,917)
Penske Automotive Group, Inc.	2,226	107,446	(13,197)
People’s United Financial, Inc.	14,514	233,028	1,373
PepsiCo, Inc.	2,037	190,157	13,380
Pfizer, Inc.	12,026	386,942	1,258
PG&E Corp.	11,977	632,149	4,908
Phillips 66	2,837	227,288	4,779
Pilgrim’s Pride Corp.	8,097	165,653	13,210
Pinnacle Foods, Inc.	6,767	297,232	(9,905)
Pinnacle West Capital Corp.	7,158	458,171	3,377
Plantronics, Inc.	1,985	100,707	(6,578)
PNC Financial Services Group, Inc./The	7,588	674,944	48,269
PNM Resources, Inc.	1,057	32,897	(585)
Polycom, Inc.	5,787	66,887	5,972
Post Holdings, Inc.	1,185	73,779	(665)
PPG Industries, Inc.	400	35,336	4,192
PPL Corp.	2,678	92,143	(743)
Procter & Gamble Co./The	920	66,856	6,201
Progressive Corp./The	3,121	96,263	2,985
Prudential Financial, Inc.	1,022	84,892	(1,691)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Public Service Enterprise Group, Inc.	25,816	$1,056,997	$(58,176)
PVH Corp.	950	86,339	(16,372)
QEP Resources, Inc.	7,438	103,974	(4,305)
Quest Diagnostics, Inc.	704	44,802	5,281
Quintiles Transnational Holdings, Inc.	7,211	504,633	(9,526)
Rackspace Hosting, Inc.	6,306	168,013	(8,345)
Raytheon Co.	3,373	389,864	30,176
Regal Entertainment Group	1,885	34,278	1,292
Regeneron Pharmaceuticals, Inc.	150	82,517	(1,086)
Reinsurance Group of America, Inc.	3,858	352,332	(22,280)
Reliance Steel & Aluminum Co.	7,747	440,637	7,992
RenaissanceRe Holdings Ltd.	552	60,155	2,326
Republic Services, Inc.	10,392	435,833	21,311
ResMed, Inc.	677	36,915	(567)
Robert Half International, Inc.	2,222	112,623	(7,878)
Rockwell Automation, Inc.	1,080	110,671	148
Ross Stores, Inc.	1,600	78,528	7,568
Rowan Cos. PLC	14,751	262,950	(12,921)
Royal Caribbean Cruises Ltd.	3,207	293,203	31,378
Ryder System, Inc.	6,146	440,031	(90,754)
Sabre Corp.	1,430	41,461	(1,464)
SCANA Corp.	8,089	461,645	27,658
Scotts Miracle-Gro Co./The	1,393	85,653	4,210
SEI Investments Co.	1,014	48,783	4,350
Sensient Technologies Corp.	2,581	159,876	2,262
Service Corp. International	4,774	134,941	(10,722)
ServiceMaster Global Holdings, Inc.	800	26,978	4,414
Sherwin-Williams Co./The	236	53,869	7,396
Skechers U.S.A., Inc.	10,778	377,065	(51,462)
Skyworks Solutions, Inc.	4,101	329,195	(14,115)
SM Energy Co.	3,680	95,870	(23,521)
Snap-on, Inc.	1,068	165,414	17,673
Sonoco Products Co.	4,415	174,796	5,645
Southwest Airlines Co.	4,274	165,295	18,744
Spectrum Brands Holdings, Inc.	900	83,754	7,866
Spirit AeroSystems Holdings, Inc.	15,482	781,365	(6,181)
Spirit Airlines, Inc.	965	35,457	2,998
Sprint Corp.	7,721	29,650	(1,700)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SS&C Technologies Holdings, Inc.	1,513	$107,969	$(4,676)
St. Jude Medical, Inc.	590	37,225	(781)
Stanley Black & Decker, Inc.	1,325	138,706	2,711
Starbucks Corp.	611	35,290	1,388
State Street Corp.	2,004	133,328	(343)
STERIS PLC	3,731	250,000	31,093
Stryker Corp.	1,917	182,498	(4,332)
SunTrust Banks, Inc.	9,768	380,981	37,481
Superior Energy Services, Inc.	4,209	57,327	(631)
SUPERVALU, Inc.	23,858	162,638	(881)
Synaptics, Inc.	1,213	102,061	(4,608)
Synchrony Financial	5,896	184,243	(4,945)
Synopsys, Inc.	5,538	260,617	(8,029)
Sysco Corp.	400	15,892	508
Talen Energy Corp.	10,429	105,530	(40,557)
Target Corp.	6,807	525,118	(30,862)
Tech Data Corp.	6,742	470,661	(23,127)
TEGNA, Inc.	12,818	296,291	30,824
Teledyne Technologies, Inc.	651	57,537	206
Teleflex, Inc.	2,520	322,716	8,538
Telephone & Data Systems, Inc.	3,919	101,494	(32)
Teradyne, Inc.	2,213	42,378	3,365
Tesoro Corp.	4,198	428,546	13,797
Texas Instruments, Inc.	215	10,294	1,490
Textron, Inc.	1,793	77,193	(1,869)
Thomson Reuters Corp.	3,084	124,388	(7,658)
Thor Industries, Inc.	2,412	125,898	9,535
Time Warner, Inc.	451	30,582	(1,416)
Time, Inc.	10,567	189,967	(24,382)
TJX Cos., Inc./The	425	30,483	(346)
T-Mobile US, Inc.	4,411	174,138	(1,580)
TopBuild Corp.	2,745	81,145	3,329
Torchmark Corp.	5,189	294,558	2,046
Toro Co./The	1,001	74,577	(1,434)
Total System Services, Inc.	8,956	428,682	17,327
Transocean Ltd.	2,076	26,877	(1,176)
Travelers Cos., Inc./The	5,294	546,487	50,994
Trinity Industries, Inc.	13,384	335,675	(14,192)
Trustmark Corp.	3,201	75,477	(1,726)
Tupperware Brands Corp.	2,058	108,765	5,762
Tyler Technologies, Inc.	498	86,295	517
Tyson Foods, Inc.	9,981	445,194	87,093
UGI Corp.	2,001	68,695	(1,141)
Ulta Salon Cosmetics & Fragrance, Inc.	67	11,172	1,223
United Parcel Service, Inc.	1,205	123,208	(7,250)
United Therapeutics Corp.	2,752	399,680	31,310

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
UnitedHealth Group, Inc.	4,610	$535,775	$6,545
Universal Health Services, Inc.	1,218	146,171	(633)
Unum Group	1,721	56,941	351
US Bancorp.	4,438	182,374	6,995
Valero Energy Corp.	11,013	677,940	100,789
Validus Holdings Ltd.	6,089	272,162	9,698
Valmont Industries, Inc.	572	59,123	1,521
Valspar Corp./The	300	21,861	3,024
Vantiv, Inc.	2,235	103,847	2,137
Varian Medical Systems, Inc.	394	29,673	2,163
Vectren Corp.	900	36,792	1,386
VeriSign, Inc.	3,586	278,158	35,115
Verizon Communications, Inc.	2,485	111,389	3,468
VF Corp.	194	13,574	(1,498)
Visa, Inc.	643	44,540	5,325
Vishay Intertechnology, Inc.	1,018	9,969	2,298
Voya Financial, Inc.	3,300	131,344	(9,541)
VWR Corp.	1,999	55,209	1,382
Wabtec Corp.	547	47,558	(8,656)
Wal-Mart Stores, Inc.	4,788	299,198	(5,694)
Walt Disney Co./The	1,030	110,428	(2,196)
Waste Connections, Inc.	1,715	98,144	(1,556)
Waste Management, Inc.	12,562	633,414	37,020
Waters Corp.	1,469	172,911	24,787
WellCare Health Plans, Inc.	1,949	160,657	(8,226)
Wells Fargo & Co.	6,055	311,370	17,779
Werner Enterprises, Inc.	14,562	371,121	(30,516)
West Pharmaceutical Services, Inc.	963	58,876	(884)
Western Digital Corp.	3,870	260,130	(27,737)
Western Refining, Inc.	5,996	256,114	(42,536)
Western Union Co./The	2,631	47,910	(789)
Westlake Chemical Corp.	3,426	195,783	(9,683)
WGL Holdings, Inc.	5,748	325,898	36,168
Whirlpool Corp.	2,568	392,715	(15,552)
White Mountains Insurance Group Ltd.	80	59,953	(1,808)
Woodward, Inc.	1,485	62,728	11,017
World Fuel Services Corp.	4,877	178,628	8,942
WR Berkley Corp.	400	21,760	140
Wyndham Worldwide Corp.	970	75,399	(4,929)
Xcel Energy, Inc.	22,228	788,981	9,226
Xilinx, Inc.	1,242	60,310	(1,973)

			432,265

Total of Long Equity Positions			541,109

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Canada
lululemon athletica, Inc.	(2,085)	$(109,259)	$(141)

Ireland
Allegion PLC	(3,675)	(240,975)	(1,281)
Endo International PLC	(5,841)	(376,759)	19,173
Jazz Pharmaceuticals PLC	(1,315)	(174,915)	(9,922)
Medtronic PLC	(2,837)	(201,055)	(17,167)

			(9,197)

Netherlands
Chicago Bridge & Iron Co. NV	(993)	(39,636)	919
Core Laboratories NV	(1,174)	(127,762)	102
QIAGEN NV	(5,471)	(140,415)	(10,858)
Sensata Technologies Holding NV	(8,290)	(370,910)	(10,928)

			(20,765)

Norway
Golar LNG Ltd.	(20,031)	(458,295)	142,005

Switzerland
Weatherford International PLC	(53,493)	(477,786)	28,980

United Kingdom
Aon PLC	(6,600)	(600,066)	(8,520)
Ensco PLC	(16,106)	(234,377)	(13,495)
Liberty Global PLC	(3,170)	(130,337)	(3,944)
Michael Kors Holdings Ltd.	(2,891)	(118,714)	2,901
Pentair PLC	(3,878)	(209,464)	17,387

			(5,671)

United States
3D Systems Corp.	(4,948)	(44,965)	1,967
Abercrombie & Fitch Co.	(6,534)	(143,552)	(32,866)
Acadia Healthcare Co., Inc.	(2,811)	(191,289)	15,714
Acxiom Corp.	(4,659)	(91,875)	(5,591)
Adobe Systems, Inc.	(1,051)	(88,138)	(10,593)
ADT Corp./The	(5,213)	(162,279)	(9,645)
AECOM	(4,378)	(117,469)	(14,003)
AES Corp.	(14,037)	(145,001)	10,667
Agilent Technologies, Inc.	(5,311)	(192,347)	(29,706)
Agios Pharmaceuticals, Inc.	(3,603)	(235,777)	1,870
Akorn, Inc.	(14,535)	(407,200)	(135,100)
Albemarle Corp.	(8,636)	(388,662)	(95,041)
Alcoa, Inc.	(24,367)	(227,961)	(12,541)
Alere, Inc.	(5,809)	(256,616)	29,542
Alexion Pharmaceuticals, Inc.	(1,478)	(254,112)	(27,816)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Align Technology, Inc.	(6,122)	$(369,553)	$(33,581)
Allegheny Technologies, Inc.	(11,541)	(170,816)	40,979
Alliance Data Systems Corp.	(959)	(257,423)	(7,807)
Alliant Energy Corp.	(350)	(21,653)	(204)
Allison Transmission Holdings, Inc.	(3,141)	(82,172)	851
Allscripts Healthcare Solutions, Inc.	(5,668)	(72,214)	(14,960)
Ally Financial, Inc.	(652)	(13,517)	1,364
Alnylam Pharmaceuticals, Inc.	(3,667)	(300,344)	(44,868)
American Express Co.	(1,292)	(94,060)	4,202
AMETEK, Inc.	(466)	(25,064)	91
Amphenol Corp.	(4,421)	(236,532)	5,623
Anadarko Petroleum Corp.	(4,235)	(246,207)	40,471
Apache Corp.	(2,470)	(101,205)	(8,636)
Apollo Education Group, Inc.	(5,071)	(44,468)	5,574
Applied Materials, Inc.	(14,048)	(229,959)	(32,317)
Arista Networks, Inc.	(2,673)	(192,465)	(15,601)
Armstrong World Industries, Inc.	(1,700)	(86,207)	8,466
ARRIS Group, Inc.	(2,546)	(67,247)	(10,584)
Arthur J Gallagher & Co.	(7,043)	(297,452)	9,112
Artisan Partners Asset Management, Inc.	(4,409)	(159,363)	374
Ascena Retail Group, Inc.	(3,151)	(32,577)	1,539
Autodesk, Inc.	(6,463)	(307,031)	(86,759)
Automatic Data Processing, Inc.	(2,280)	(194,135)	974
Avis Budget Group, Inc.	(333)	(12,203)	118
Avon Products, Inc.	(47,941)	(162,872)	(31,289)
B/E Aerospace, Inc.	(17,748)	(792,170)	40,188
Ball Corp.	(5,102)	(345,270)	(25,798)
BancorpSouth, Inc.	(2,300)	(54,648)	(529)
Bank of America Corp.	(16,859)	(259,162)	(24,575)
BankUnited, Inc.	(1,788)	(64,779)	304
Belden, Inc.	(3,503)	(168,491)	1,467
Bio-Techne Corp.	(2,888)	(266,047)	6,127
Black Hills Corp.	(2,772)	(117,382)	(11,322)
Black Knight Financial Services, Inc.	(7,955)	(258,408)	(4,585)
BlackRock, Inc.	(88)	(29,578)	(388)
Bluebird Bio, Inc.	(2,182)	(202,964)	62,836
BorgWarner, Inc.	(12,848)	(532,458)	(22,962)
Brookdale Senior Living, Inc.	(17,853)	(396,387)	66,820
Brown & Brown, Inc.	(5,377)	(168,432)	(4,170)
Brown-Forman Corp.	(851)	(86,058)	1,570
Bruker Corp.	(11,185)	(198,244)	(73,216)
Brunswick Corp.	(923)	(43,950)	(2,671)
Buffalo Wild Wings, Inc.	(512)	(82,547)	806
BWX Technologies, Inc.	(5,079)	(142,381)	(18,978)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cabela’s, Inc.	(10,440)	$(402,883)	$(84,979)
Cable One, Inc.	(124)	(55,033)	1,259
Cabot Oil & Gas Corp.	(17,682)	(332,086)	19,291
CalAtlantic Group, Inc.	(8,732)	(347,893)	16,775
Calpine Corp.	(18,688)	(271,831)	1,416
CarMax, Inc.	(3,545)	(207,878)	16,554
Carpenter Technology Corp.	(7,758)	(240,030)	5,196
Caterpillar, Inc.	(5,272)	(360,067)	1,782
CBOE Holdings, Inc.	(1,946)	(134,558)	8,263
CBS Corp.	(3,457)	(140,848)	(22,080)
CEB, Inc.	(772)	(54,285)	6,892
CenterPoint Energy, Inc.	(8,833)	(161,194)	(980)
Cerner Corp.	(3,446)	(219,529)	12,183
CH Robinson Worldwide, Inc.	(3,761)	(252,147)	18,890
Charles Schwab Corp./The	(12,807)	(366,880)	(54,854)
Chemours Co./The	(9,409)	(52,078)	1,646
Cheniere Energy, Inc.	(9,098)	(437,356)	98,456
Chevron Corp.	(1,186)	(108,363)	1,670
Chico’s FAS, Inc.	(4,734)	(76,328)	25,816
Chipotle Mexican Grill, Inc.	(742)	(498,556)	142,507
Ciena Corp.	(5,749)	(118,947)	—
Cimarex Energy Co.	(925)	(87,664)	4,988
Cincinnati Financial Corp.	(1,300)	(69,498)	(7,423)
Clean Harbors, Inc.	(831)	(37,548)	2,937
Cleco Corp.	(1,000)	(53,090)	880
CNO Financial Group, Inc.	(4,694)	(90,760)	1,151
Coach, Inc.	(3,000)	(85,440)	(12,750)
Cobalt International Energy, Inc.	(42,471)	(302,304)	72,961
Coca-Cola Co./The	(3,737)	(154,343)	(6,199)
Cognex Corp.	(8,662)	(300,270)	7,754
Colfax Corp.	(11,536)	(324,441)	55,075
Colgate-Palmolive Co.	(10,024)	(644,815)	(22,984)
Columbia Pipeline Group, Inc.	(14,364)	(281,975)	(5,305)
Comerica, Inc.	(2,469)	(101,201)	(2,077)
CommScope Holding Co., Inc.	(8,344)	(239,900)	23,874
CommVault Systems, Inc.	(5,715)	(205,092)	(19,793)
Compass Minerals International, Inc.	(1,093)	(84,968)	2,698
Concho Resources, Inc.	(578)	(55,965)	2,292
Copart, Inc.	(1,557)	(59,052)	(129)
CoStar Group, Inc.	(1,014)	(180,297)	(29,287)
Covanta Holding Corp.	(22,244)	(380,597)	36,037
Cree, Inc.	(2,448)	(67,600)	2,312
Cypress Semiconductor Corp.	(39,325)	(372,822)	(12,956)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dana Holding Corp.	(6,493)	$(102,626)	$13,022
DaVita HealthCare Partners, Inc.	(5,293)	(384,999)	16,024
Deere & Co.	(2,084)	(161,801)	2,854
Denbury Resources, Inc.	(35,155)	(103,376)	32,363
DexCom, Inc.	(2,245)	(191,167)	7,301
Diamond Offshore Drilling, Inc.	(1,586)	(33,635)	170
Diebold, Inc.	(2,400)	(71,673)	(543)
Discovery Communications, Inc.	(18,497)	(511,055)	17,555
DISH Network Corp.	(1,222)	(71,607)	1,733
Dolby Laboratories, Inc.	(3,683)	(122,619)	(1,314)
Dollar Tree, Inc.	(6,316)	(406,550)	(81,171)
Dominion Resources, Inc.	(9,838)	(694,305)	28,863
Donaldson Co., Inc.	(10,690)	(308,409)	2,034
Dover Corp.	(750)	(44,926)	(1,057)
DreamWorks Animation SKG, Inc.	(2,483)	(58,439)	(5,548)
DSW, Inc.	(5,758)	(145,242)	7,856
Duke Energy Corp.	(3,967)	(283,055)	(149)
Dunkin’ Brands Group, Inc.	(6,724)	(294,605)	8,230
E*TRADE Financial Corp.	(3,200)	(84,704)	(10,144)
Eaton Corp PLC	(766)	(38,942)	(921)
Eaton Vance Corp.	(3,436)	(117,837)	6,408
Ecolab, Inc.	(1,339)	(148,980)	(4,174)
Emerson Electric Co.	(5,904)	(265,806)	(16,583)
Envision Healthcare Holdings Inc	(16,998)	(540,525)	99,087
EQT Corp.	(646)	(34,178)	502
Estee Lauder Cos., Inc./The	(900)	(71,793)	(7,461)
Esterline Technologies Corp.	(3,703)	(270,622)	(29,321)
Expeditors International of Washington, Inc.	(1,168)	(54,686)	2,009
Express Scripts Holding Co.	(453)	(38,771)	(826)
Exxon Mobil Corp.	(1,438)	(108,594)	(3,498)
F5 Networks, Inc.	(693)	(67,413)	220
Facebook, Inc.	(1,277)	(117,068)	(16,583)
Fairchild Semiconductor International, Inc.	(2,193)	(37,750)	(7,667)
Fastenal Co.	(4,271)	(152,813)	(21,529)
FedEx Corp.	(1,056)	(172,914)	15,581
FEI Co.	(2,351)	(177,534)	(10,052)
FireEye, Inc.	(15,102)	(351,812)	38,597
First Horizon National Corp.	(17,956)	(257,132)	(3,589)
First Republic Bank	(800)	(50,208)	(2,640)
FirstEnergy Corp.	(1,871)	(58,072)	(1,295)
FleetCor Technologies, Inc.	(2,436)	(353,440)	5,263
FLIR Systems, Inc.	(2,912)	(83,500)	1,761
Flowserve Corp.	(7,459)	(312,558)	(1,317)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Fluor Corp.	(3,826)	$(166,914)	$(13,750)
FMC Corp.	(14,493)	(516,634)	(50,477)
FMC Technologies, Inc.	(3,351)	(107,012)	9,800
Ford Motor Co.	(13,513)	(186,038)	(4,361)
Fortinet, Inc.	(2,544)	(90,140)	10,843
Fortune Brands Home & Security, Inc.	(1,200)	(59,172)	(7,428)
Fossil Group, Inc.	(1,492)	(70,218)	15,670
Franklin Resources, Inc.	(4,845)	(188,950)	10,557
Freeport-McMoRan, Inc.	(53,493)	(526,304)	164,156
Frontier Communications Corp.	(14,318)	(70,486)	3,621
Gap, Inc./The	(5,333)	(139,448)	7,723
Gartner, Inc.	(1,645)	(149,284)	82
General Electric Co.	(12,960)	(324,438)	(79,266)
Genesee & Wyoming, Inc.	(5,195)	(324,094)	45,174
Gentex Corp.	(1,922)	(32,264)	1,493
Genworth Financial, Inc.	(93,301)	(448,131)	100,118
GNC Holdings, Inc.	(7,693)	(249,853)	11,216
Graco, Inc.	(1,554)	(109,050)	(2,946)
Granite Construction, Inc.	(610)	(26,945)	770
Great Plains Energy, Inc.	(436)	(12,116)	209
Greif, Inc.	(3,556)	(114,842)	5,282
Groupon, Inc.	(12,133)	(38,385)	1,137
Guess?, Inc.	(1,946)	(42,520)	5,780
Hain Celestial Group, Inc./The	(9,052)	(398,746)	33,136
Halliburton Co.	(9,164)	(343,181)	31,239
Halyard Health, Inc.	(1,123)	(32,036)	(5,483)
Hanesbrands, Inc.	(1,676)	(48,035)	(1,290)
Harley-Davidson, Inc.	(642)	(34,603)	5,463
Harsco Corp.	(14,055)	(126,812)	16,059
HD Supply Holdings, Inc.	(4,735)	(144,426)	2,234
Henry Schein, Inc.	(370)	(48,511)	(10,020)
Hershey Co./The	(2,771)	(249,833)	2,466
Hertz Global Holdings, Inc.	(10,198)	(181,863)	36,746
Hexcel Corp.	(2,013)	(90,644)	(2,860)
Hilton Worldwide Holdings, Inc.	(11,945)	(280,947)	25,324
Hologic, Inc.	(509)	(19,841)	148
Honeywell International, Inc.	(518)	(53,099)	(550)
Hubbell, Inc.	(433)	(40,657)	(3,093)
Huntsman Corp.	(11,394)	(137,782)	8,232
IDEX Corp.	(186)	(12,934)	(1,315)
IDEXX Laboratories, Inc.	(5,348)	(392,788)	2,812
IHS, Inc.	(1,104)	(125,852)	(4,895)
Illumina, Inc.	(3,632)	(542,763)	(154,382)
IMS Health Holdings, Inc.	(932)	(25,616)	1,878
Incyte Corp.	(1,820)	(201,093)	3,714
Intersil Corp.	(6,997)	(82,298)	(6,984)
Intuit, Inc.	(988)	(93,591)	(1,751)
Intuitive Surgical, Inc.	(369)	(177,020)	(24,513)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Invesco Ltd.	(555)	$(16,981)	$(1,600)
Ionis Pharmaceuticals, Inc.	(199)	(12,322)	(2)
ITC Holdings Corp.	(27,100)	(905,093)	(158,582)
Itron, Inc.	(2,926)	(93,404)	(12,459)
Jacobs Engineering Group, Inc.	(430)	(16,238)	(1,801)
JB Hunt Transport Services, Inc.	(881)	(65,827)	1,197
Joy Global, Inc.	(19,953)	(279,802)	28,195
Kansas City Southern	(8,695)	(757,648)	108,393
Kate Spade & Co.	(21,370)	(416,331)	36,586
KBR, Inc.	(16,446)	(275,250)	(3,016)
Kellogg Co.	(3,679)	(251,003)	(14,878)
Kennametal, Inc.	(4,826)	(120,378)	27,719
Keysight Technologies, Inc.	(420)	(12,858)	959
Kinder Morgan, Inc.	(20,574)	(517,917)	210,953
KLX, Inc.	(3,795)	(136,126)	19,278
Knowles Corp.	(3,825)	(52,551)	1,564
Kosmos Energy Ltd.	(14,589)	(84,723)	8,860
Las Vegas Sands Corp.	(1,300)	(54,145)	(2,847)
Legg Mason, Inc.	(1,007)	(41,851)	2,346
Leucadia National Corp.	(16,498)	(316,115)	29,215
Level 3 Communications, Inc.	(6,029)	(282,577)	(45,160)
Liberty Broadband Corp.	(2,486)	(130,144)	1,220
Linear Technology Corp.	(1,953)	(77,413)	(5,530)
LinkedIn Corp.	(1,794)	(359,609)	(44,184)
Lions Gate Entertainment Corp.	(4,448)	(165,463)	21,392
Live Nation Entertainment, Inc.	(6,103)	(155,124)	5,173
Loews Corp.	(8,387)	(306,159)	(15,901)
Macy’s, Inc.	(3,714)	(151,113)	21,197
Manitowoc Co., Inc./The	(16,809)	(252,978)	(5,040)
Marsh & McLennan Cos., Inc.	(13,071)	(697,645)	(27,142)
MasterCard, Inc.	(3,529)	(332,661)	(10,922)
Mattel, Inc.	(14,011)	(333,287)	(47,392)
McDonald’s Corp.	(2,522)	(275,792)	(22,157)
MDC Holdings, Inc.	(469)	(12,691)	718
MDU Resources Group, Inc.	(17,995)	(314,477)	(15,191)
Mead Johnson Nutrition Co.	(6,588)	(516,424)	(3,699)
Memorial Resource Development Corp.	(6,966)	(118,996)	6,495
Mercury General Corp.	(1,789)	(89,487)	6,173
MGM Resorts International	(16,120)	(316,108)	(50,138)
Micron Technology, Inc.	(3,879)	(55,685)	758
Middleby Corp./The	(1,320)	(143,238)	850
Molson Coors Brewing Co.	(1,392)	(115,028)	(15,708)
Monsanto Co.	(3,395)	(302,586)	(31,890)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Monster Beverage Corp.	(443)	$(62,213)	$(3,776)
Morgan Stanley	(2,593)	(84,353)	1,870
Motorola Solutions, Inc.	(1,015)	(69,777)	300
MSC Industrial Direct Co., Inc.	(210)	(12,648)	831
Nabors Industries Ltd.	(4,848)	(47,674)	6,417
National Fuel Gas Co.	(300)	(14,937)	2,112
National Instruments Corp.	(4,339)	(122,670)	(1,816)
National Oilwell Varco, Inc.	(5,342)	(183,040)	4,137
Navient Corp.	(11,785)	(136,914)	1,976
NetApp, Inc.	(5,034)	(161,563)	28,011
Netflix, Inc.	(506)	(56,794)	(1,082)
NetScout Systems, Inc.	(4,770)	(163,273)	16,834
NetSuite, Inc.	(5,069)	(431,008)	2,070
New York Times Co./The	(3,000)	(34,950)	(5,310)
Nielsen Holdings PLC	(4,090)	(190,876)	282
Noble Energy, Inc.	(3,994)	(125,339)	(6,183)
Nordson Corp.	(2,032)	(130,780)	427
Nordstrom, Inc.	(4,918)	(277,743)	32,777
NorthStar Asset Management Group, Inc.	(22,843)	(327,519)	50,205
NRG Energy, Inc.	(17,018)	(223,539)	23,237
Nucor Corp.	(7,321)	(297,984)	2,948
Occidental Petroleum Corp.	(5,146)	(352,382)	4,461
Ocwen Financial Corp.	(5,500)	(38,060)	(275)
OGE Energy Corp.	(19,276)	(523,322)	16,556
Oil States International, Inc.	(6,520)	(179,707)	2,037
Old Dominion Freight Line, Inc.	(1,730)	(105,763)	3,572
Olin Corp.	(13,576)	(257,347)	23,025
ONEOK, Inc.	(11,583)	(377,231)	91,594
Owens & Minor, Inc.	(807)	(26,542)	(2,494)
Owens-Illinois, Inc.	(14,598)	(282,188)	27,891
PacWest Bancorp	(2,726)	(120,034)	2,544
Palo Alto Networks, Inc.	(389)	(68,150)	(368)
Pandora Media, Inc.	(5,947)	(100,383)	20,634
Patterson Cos., Inc.	(2,795)	(128,085)	1,723
Paychex, Inc.	(550)	(27,854)	(1,236)
PayPal Holdings, Inc.	(7,337)	(262,502)	(3,097)
PerkinElmer, Inc.	(704)	(32,776)	(4,938)
Pitney Bowes, Inc.	(4,202)	(83,591)	(3,180)
Platform Specialty Products Corp.	(39,420)	(496,415)	(9,344)
Polaris Industries, Inc.	(341)	(40,025)	10,716
PolyOne Corp.	(610)	(18,672)	(701)
Praxair, Inc.	(3,253)	(344,681)	11,574
Premier, Inc.	(2,777)	(95,346)	(2,599)
Priceline Group, Inc./The	(62)	(76,745)	(2,301)
Principal Financial Group, Inc.	(4,466)	(213,650)	12,769
PTC, Inc.	(3,158)	(106,850)	(2,512)
PulteGroup, Inc.	(2,588)	(46,820)	702

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Qorvo, Inc.	(2,198)	$(120,508)	$8,630
QUALCOMM, Inc.	(4,468)	(242,429)	19,096
Quanta Services, Inc.	(17,015)	(362,877)	18,323
Questar Corp.	(10,946)	(217,473)	4,245
Ralph Lauren Corp.	(315)	(35,816)	700
Range Resources Corp.	(8,614)	(244,626)	32,636
Regions Financial Corp.	(28,412)	(257,094)	(15,661)
Rent-A-Center, Inc.	(2,608)	(40,674)	1,632
Rice Energy, Inc.	(18,618)	(232,762)	29,825
Rockwell Collins, Inc.	(1,487)	(130,124)	(7,126)
Rollins, Inc.	(2,243)	(60,589)	2,496
Roper Technologies, Inc.	(1,472)	(230,473)	(48,897)
Rovi Corp.	(3,316)	(55,387)	143
RPC, Inc.	(6,142)	(74,713)	1,316
RR Donnelley & Sons Co.	(3,637)	(53,906)	370
salesforce.com, Inc.	(2,175)	(159,574)	(10,946)
Sally Beauty Holdings, Inc.	(8,379)	(204,226)	(29,465)
SanDisk Corp.	(2,938)	(153,498)	(69,761)
Santander Consumer USA Holdings, Inc.	(2,200)	(46,926)	12,056
SBA Communications Corp.	(3,181)	(343,732)	9,504
Schlumberger Ltd.	(3,347)	(250,560)	17,107
Scripps Networks Interactive, Inc.	(961)	(51,047)	(2,010)
Seagate Technology PLC	(2,556)	(95,117)	1,414
Sealed Air Corp.	(1,352)	(63,158)	2,859
Seattle Genetics, Inc.	(4,019)	(155,868)	(24,505)
Sempra Energy	(6,547)	(647,188)	31,704
Semtech Corp.	(4,387)	(64,413)	(18,589)
ServiceNow, Inc.	(1,343)	(96,921)	(19,329)
Signet Jewelers Ltd.	(1,077)	(149,873)	16,659
Silicon Laboratories, Inc.	(1,469)	(64,390)	(6,915)
Sirius XM Holdings, Inc.	(80,496)	(311,883)	(15,736)
Six Flags Entertainment Corp.	(5,272)	(248,496)	(41,147)
SLM Corp.	(46,325)	(324,285)	22,246
Sotheby’s	(3,324)	(106,776)	21,150
Southern Co./The	(3,928)	(177,078)	(6,714)
Southwestern Energy Co.	(18,565)	(205,608)	73,611
Spectra Energy Corp.	(10,663)	(286,112)	30,840
Splunk, Inc.	(7,861)	(435,739)	(26,567)
Sprouts Farmers Market, Inc.	(21,476)	(467,152)	(103,895)
Staples, Inc.	(7,621)	(97,462)	25,291
Steel Dynamics, Inc.	(5,976)	(107,309)	518
Stericycle, Inc.	(1,899)	(233,828)	4,808
Stifel Financial Corp.	(2,344)	(103,200)	3,908
SunEdison, Inc.	(43,999)	(339,195)	115,240
SunPower Corp.	(6,616)	(192,320)	(6,227)
SVB Financial Group	(1,340)	(159,672)	346
Synovus Financial Corp.	(2,581)	(77,893)	(5,680)
T Rowe Price Group, Inc.	(356)	(26,180)	730
Tableau Software, Inc.	(2,947)	(251,648)	(26,018)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Targa Resources Corp.	(6,154)	$(318,811)	$152,284
TCF Financial Corp.	(3,302)	(47,680)	1,055
Teekay Corp.	(7,822)	(233,683)	156,480
Tempur Sealy International, Inc.	(3,275)	(247,194)	16,438
Tenet Healthcare Corp.	(17,648)	(615,690)	80,955
Teradata Corp.	(8,057)	(229,053)	16,187
TerraForm Power, Inc.	(15,366)	(147,888)	(45,416)
Tesla Motors, Inc.	(323)	(75,511)	(2,012)
Thermo Fisher Scientific, Inc.	(386)	(51,012)	(3,742)
Tiffany & Co.	(5,914)	(461,046)	9,867
Timken Co./The	(2,482)	(70,908)	(53)
Toll Brothers, Inc.	(1,016)	(36,631)	2,798
TransDigm Group, Inc.	(1,435)	(329,539)	1,713
TreeHouse Foods, Inc.	(2,402)	(197,853)	9,392
TRI Pointe Group, Inc.	(2,956)	(39,039)	1,586
Trimble Navigation Ltd.	(22,640)	(384,321)	(101,307)
TripAdvisor, Inc.	(3,050)	(211,502)	(48,511)
Triumph Group, Inc.	(619)	(24,339)	(266)
Twenty-First Century Fox, Inc.	(1,909)	(54,395)	2,546
Twitter, Inc.	(12,348)	(346,953)	61,220
Tyco International PLC	(11,385)	(394,369)	31,301
Ultimate Software Group, Inc./The	(168)	(31,416)	(1,430)
Umpqua Holdings Corp.	(5,100)	(83,895)	2,805
Under Armour, Inc.	(1,682)	(161,770)	26,184
Union Pacific Corp.	(4,703)	(424,417)	56,642
United Continental Holdings, Inc.	(800)	(44,336)	(1,504)
United Natural Foods, Inc.	(2,365)	(98,814)	5,727
United Rentals, Inc.	(3,400)	(219,870)	(26,766)
United Technologies Corp.	(3,575)	(348,388)	4,938
Urban Outfitters, Inc.	(6,189)	(179,894)	39,094
USG Corp.	(19,118)	(491,256)	26,880
VCA, Inc.	(216)	(11,734)	(146)
Veeva Systems, Inc.	(11,198)	(269,835)	(53,228)
VeriFone Systems, Inc.	(7,407)	(199,518)	(8,026)
Verisk Analytics, Inc.	(951)	(71,457)	(1,656)
Vertex Pharmaceuticals, Inc.	(4,194)	(464,422)	(63,309)
Viacom, Inc.	(2,119)	(96,923)	9,705
Viavi Solutions, Inc.	(35,767)	(204,115)	(13,706)
Vista Outdoor, Inc.	(1,421)	(63,067)	(181)
Visteon Corp.	(2,025)	(204,039)	(27,824)
WABCO Holdings, Inc.	(723)	(77,246)	3,312
Waddell & Reed Financial, Inc.	(2,875)	(99,072)	16,674

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Walgreens Boots Alliance, Inc.	(532)	$(48,145)	$2,842
WEC Energy Group, Inc.	(10,773)	(560,995)	8,232
Wendy’s Co./The	(9,404)	(102,421)	1,140
WESCO International, Inc.	(2,566)	(114,099)	2,016
Westar Energy, Inc.	(896)	(38,055)	56
WestRock Co.	(4,427)	(203,311)	1,352
WEX, Inc.	(2,425)	(218,522)	4,152
WhiteWave Foods Co./The	(17,026)	(693,719)	31,237
Whiting Petroleum Corp.	(20,576)	(310,448)	116,211
Whole Foods Market, Inc.	(5,318)	(168,406)	(9,747)
Williams-Sonoma, Inc.	(852)	(50,776)	1,010
WisdomTree Investments, Inc.	(23,425)	(391,908)	24,604
Workday, Inc.	(4,169)	(308,545)	(23,641)
Worthington Industries, Inc.	(4,693)	(127,558)	(13,889)
WPX Energy, Inc.	(2,309)	(19,061)	5,807
WR Grace & Co.	(3,170)	(305,183)	(10,518)
Wynn Resorts Ltd.	(3,438)	(242,062)	4,187
Xerox Corp.	(3,160)	(32,700)	(891)
Xylem, Inc.	(1,850)	(60,481)	(7,044)
Yahoo!, Inc.	(11,406)	(367,814)	(11,549)
Yelp, Inc.	(2,512)	(64,108)	(8,238)
Yum! Brands, Inc.	(3,666)	(281,683)	13,882
Zebra Technologies Corp.	(583)	(40,900)	294
Zions Bancorporation	(13,326)	(369,185)	5,385
Zoetis, Inc.	(4,920)	(214,638)	(21,128)
Zynga, Inc.	(62,196)	(145,231)	(21,455)

			900,686

Total of Short Equity Positions			1,035,897

Total of Long and Short Equity Positions			1,577,006

Net Cash and Other Receivables/ (Payables) (b)			(421,568)

Swaps, at Value			$1,155,438

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total Return Basket Swaps Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2-12 months maturity ranging from 01/20/2016 - 09/30/2016	$329,732

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	7,284	$132,266	$(2,209)

Ireland
DCC PLC	1,671	127,175	12,423
Shire PLC	1,920	132,922	(1,196)

			11,227

Luxembourg
Regus PLC	9,442	44,772	1,622

South Africa
Investec PLC	4,222	32,074	(2,304)
Mondi PLC	6,405	133,137	(7,594)

			(9,898)

Switzerland
Coca-Cola HBC AG	853	18,588	(423)
Glencore PLC	78,754	105,222	(863)
Wolseley PLC	962	57,437	(5,188)

			(6,474)

United Kingdom
AA PLC	5,636	23,694	2,342
Aggreko PLC	7,414	102,479	(2,674)
Amlin PLC	2,220	21,462	245
Ashtead Group PLC	726	10,115	1,834
Aviva PLC	13,329	88,733	12,441
Babcock International Group PLC	4,155	60,392	1,788
Barclays PLC	31,773	117,393	(15,123)
Barratt Developments PLC	25,750	248,301	(11,022)
Bellway PLC	1,323	52,289	3,030
Berkeley Group Holdings PLC	3,755	187,124	17,011
Betfair Group PLC	300	14,289	2,960

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Britvic PLC	4,087	$42,772	$1,017
BT Group PLC	43,812	279,002	25,210
Bunzl PLC	1,811	47,578	2,667
Close Brothers Group PLC	7,321	160,070	(15,704)
Compass Group PLC	4,266	65,367	8,556
Direct Line Insurance Group PLC	36,155	204,757	11,960
Dixons Carphone PLC	11,778	73,026	13,650
DS Smith PLC	13,982	81,138	651
easyJet PLC	9,819	258,928	(7,100)
G4S PLC	9,663	33,345	(1,246)
Greene King PLC	4,514	57,187	4,610
Howden Joinery Group PLC	13,956	97,407	10,725
HSBC Holdings PLC	6,665	49,444	3,171
Imperial Tobacco Group PLC	4,233	218,026	5,552
Inchcape PLC	12,321	131,074	11,082
Indivior PLC	55,146	183,572	(31,180)
Inmarsat PLC	3,988	60,171	6,685
Intermediate Capital Group PLC	27,716	220,717	34,785
International Consolidated Airlines Group SA	40,097	354,082	6,432
ITV PLC	24,961	91,697	9,928
J Sainsbury PLC	20,304	79,232	(1,910)
John Wood Group PLC	6,035	50,940	3,412
Jupiter Fund Management PLC	6,319	41,563	432
Just Eat PLC	7,041	42,264	8,861
Kingfisher PLC	35,231	184,573	(13,933)
Legal & General Group PLC	8,137	29,241	2,866
Man Group PLC	81,564	193,391	16,433
Marks & Spencer Group PLC	18,675	138,326	(13,984)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Meggitt PLC	6,966	$43,551	$(5,090)
Merlin Entertainments PLC	1,933	10,662	2,299
Micro Focus International PLC	3,705	71,561	15,448
National Grid PLC	11,353	149,149	7,427
Next PLC	113	12,655	(522)
Persimmon PLC	5,676	174,511	(5,177)
Playtech PLC	10,346	123,619	3,046
Provident Financial PLC	3,460	162,952	8,604
Rentokil Initial PLC	49,065	107,258	7,861
Rexam PLC	1,142	8,784	1,402
Rightmove PLC	3,493	195,468	16,801
Royal Mail PLC	30,081	202,261	(5,234)
Sage Group PLC/The	14,915	120,956	11,565
Sky PLC	25,503	399,863	18,202
Smith & Nephew PLC	689	11,889	390
SSE PLC	5,755	124,295	4,926
Stagecoach Group PLC	6,329	30,366	(2,713)
Taylor Wimpey PLC	90,030	266,665	2,467
Telecity Group PLC	40	649	90
Travis Perkins PLC	1,727	51,524	(1,423)
United Utilities Group PLC	5,302	71,694	1,311
Vodafone Group PLC	75,638	236,411	8,866
Whitbread PLC	329	23,601	(2,276)
William Hill PLC	35,162	183,375	21,833
WPP PLC	10,382	216,081	22,724

			249,287

Total of Long Equity Positions			243,555

Short Positions

Common Stocks
Australia
BHP Billiton PLC	(5,150)	(77,765)	20,333

Chile
Antofagasta PLC	(12,946)	(95,481)	6,428

Ireland
Experian PLC	(12,580)	(205,425)	(16,919)

Netherlands
Royal Dutch Shell PLC	(5,770)	(139,536)	8,850

United Kingdom
Aberdeen Asset Management PLC	(29,637)	(142,422)	16,132
Admiral Group PLC	(3,246)	(71,823)	(7,495)
Amec Foster Wheeler PLC	(11,619)	(123,661)	50,314
Anglo American PLC	(11,524)	(102,016)	51,458
ARM Holdings PLC	(7,578)	(106,884)	(8,620)
ASOS PLC	(2,939)	(120,413)	(28,917)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Associated British Foods PLC	(4,254)	$(213,911)	$4,583
AstraZeneca PLC	(3,733)	(239,483)	(12,671)
Auto Trader Group PLC	(6,912)	(44,066)	(1,000)
Booker Group PLC	(12,448)	(33,121)	(101)
BP PLC	(43,727)	(233,557)	6,321
British American Tobacco PLC	(6,797)	(373,659)	(3,806)
BTG PLC	(10,030)	(93,048)	(8,585)
Burberry Group PLC	(6,119)	(123,041)	15,384
Cable & Wireless Communications PLC	(22,682)	(18,863)	(5,951)
Capita PLC	(8,992)	(163,022)	3,032
Centrica PLC	(89,089)	(288,514)	2,452
Croda International PLC	(763)	(30,838)	(3,348)
Diageo PLC	(17,094)	(447,547)	(19,252)
Drax Group PLC	(28,982)	(103,623)	(724)
GlaxoSmithKline PLC	(13,010)	(253,369)	(9,379)
Hargreaves Lansdown PLC	(13,880)	(248,981)	(59,164)
ICAP PLC	(4,123)	(29,871)	(1,076)
IMI PLC	(5,036)	(71,382)	7,478
Informa PLC	(1,326)	(11,194)	(790)
InterContinental Hotels Group PLC	(7,495)	(274,903)	(17,241)
Intertek Group PLC	(2,207)	(80,655)	(9,625)
Johnson Matthey PLC	(299)	(11,219)	(477)
Lloyds Banking Group PLC	(160,136)	(181,658)	9,352
Melrose Industries PLC	(18,713)	(75,337)	(4,819)
Ocado Group PLC	(18,524)	(88,199)	5,438
Old Mutual PLC	(48,588)	(137,935)	10,116
Pearson PLC	(1,490)	(20,297)	4,189
Pennon Group PLC	(5,899)	(72,913)	(1,924)
Petrofac Ltd.	(22,003)	(253,631)	(4,457)
Prudential PLC	(7,031)	(145,264)	(13,141)
Reckitt Benckiser Group PLC	(752)	(69,979)	399
Rio Tinto PLC	(1,230)	(35,906)	94
Rolls-Royce Holdings PLC (3)	(231,379)	15	(356)
Rolls-Royce Holdings PLC	(4,926)	(49,805)	8,080
Rotork PLC	(13,065)	(33,994)	(1,166)
Royal Bank of Scotland Group PLC	(62,527)	(292,546)	14,609
RSA Insurance Group PLC	(18,183)	(110,197)	(3,926)
SABMiller PLC	(5,484)	(288,836)	(39,239)
Serco Group PLC	(193,522)	(287,427)	18,131
Severn Trent PLC	(2,224)	(73,601)	2,508
Smiths Group PLC	(910)	(13,276)	692
Spectris PLC	(445)	(11,175)	(634)
Spirax-Sarco Engineering PLC	(813)	(34,523)	(4,796)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Sports Direct International PLC	(3,741)	$(42,017)	$10,225
St. James’s Place PLC	(6,530)	(83,744)	(13,041)
Standard Chartered PLC	(8,813)	(75,503)	2,380
Standard Life PLC	(48,405)	(284,797)	7,605
Tate & Lyle PLC	(8,781)	(76,835)	(511)
Tesco PLC	(316,750)	(784,637)	88,649
Thomas Cook Group PLC	(49,914)	(87,079)	(1,982)
UBM PLC	(3,309)	(23,850)	(1,796)
Weir Group PLC/The	(3,600)	(60,300)	7,421

			57,032

Total of Short Equity Positions			75,724

Total of Long and Short Equity Positions			319,279

Net Cash and Other Receivables/ (Payables) (b)			10,453

Swaps, at Value			$329,732

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

(3)	Level 3 security (See Note 5).

Total Return Basket Swaps Outstanding at December 31, 2015

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
Goldman Sachs	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	1-12 months maturity ranging from 01/14/2016 - 09/30/2016	$43,730

**	The maturity dates are measured from the commencement of investment in each underlying swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2015.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	659	$71,132	$5,555
Atos SE	1,473	116,886	6,776
AXA SA	3,978	101,087	7,607
BNP Paribas SA	3,712	220,025	(10,010)
Cap Gemini SA	3,283	287,502	17,113
Christian Dior SE	833	149,268	(7,773)
Cie Generale des Etablissements Michelin	3,503	336,094	(2,669)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Credit Agricole SA	2,267	$25,841	$874
Dassault Systemes	352	25,331	2,805
Eiffage SA	1,684	103,181	5,653
Electricite de France SA	10,800	183,205	(24,148)
Eutelsat Communications SA	3,246	100,668	(3,481)
Imerys SA	1,156	73,746	7,002
Ipsen SA	1,519	97,456	3,190
Lagardere SCA	3,412	97,379	4,440
L’Oreal SA	1,160	191,139	3,979

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Orpea	624	$49,255	$706
Peugeot SA	15,478	238,811	32,502
Publicis Groupe SA	182	11,911	192
Safran SA	607	45,619	(3,916)
Sanofi	2,060	194,237	(18,680)
SCOR SE	8,111	290,994	12,501
SEB SA	1,892	172,518	21,716
Societe BIC SA	513	77,312	7,104
Societe Generale SA	5,435	252,376	(1,919)
Societe Television Francaise 1	1,143	15,603	(2,911)
Sodexo SA	614	60,865	(879)
Suez Environnement Co.	3,530	66,622	(599)
Teleperformance	1,964	150,109	15,038
Thales SA	3,442	239,497	18,136
Veolia Environnement SA	15,357	362,310	2,047
Vinci SA	3,140	202,654	(1,397)
Vivendi SA	3,852	89,079	(6,350)

			90,204

Total of Long Equity Positions			90,204

Short Positions

Common Stocks
France
Accor SA	(518)	(23,135)	700
Airbus Group SE	(785)	(46,318)	(6,581)
Arkema SA	(626)	(39,591)	(4,228)
Bollore SA	(23,820)	(115,600)	4,608
Bureau Veritas SA	(1,302)	(27,252)	1,301
Carrefour SA	(411)	(12,210)	349
Casino Guichard Perrachon SA	(6,438)	(347,217)	51,451
Cie de Saint-Gobain	(1,688)	(71,636)	(1,514)
Edenred	(8,279)	(157,586)	1,088
Engie	(8,422)	(140,673)	(8,507)
Hermes International	(954)	(336,980)	14,505
Iliad SA	(499)	(103,158)	(15,792)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Ingenico Group	(543)	$(68,657)	$119
Kering	(341)	(61,851)	3,548
LVMH Moet Hennessy Louis Vuitton SE	(76)	(13,572)	1,634
Natixis SA	(21,205)	(124,902)	4,944
Orange SA	(4,623)	(67,655)	(9,668)
Pernod Ricard SA	(606)	(69,728)	617
Plastic Omnium SA	(6,262)	(148,958)	(50,091)
Remy Cointreau SA	(2,762)	(169,354)	(28,475)
Renault SA	(636)	(44,179)	(19,482)
Rexel SA	(2,148)	(28,659)	56
Schneider Electric SE	(2,157)	(126,374)	3,848
Technip SA	(7,402)	(344,241)	(23,862)
TOTAL SA	(4,470)	(204,764)	4,368
Valeo SA	(430)	(56,727)	(9,569)
Vallourec SA	(16,643)	(172,365)	17,422
Zodiac Aerospace	(7,757)	(197,838)	13,142

			(54,069)

Luxembourg
SES SA	(2,756)	(78,507)	2,139

Total of Short Equity Positions			(51,930)

Total of Long and Short Equity Positions			38,274

Net Cash and Other Receivables/ (Payables) (b)			5,456

Swaps, at Value			$43,730

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2015

Consolidated Schedule of Investments	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
Bank of America
Money Market Funds	$140,000	$ —	$140,000

Barclays Capital
Cash	—	3,989,848	3,989,848

CitiBank
Money Market Funds	370,002	—	370,002

Goldman Sachs
Cash	—	683,496	683,496
Money Market Funds	13,700,000	—	13,700,000

J.P. Morgan
Cash	—	2,311,649	2,311,649

Morgan Stanley and Co., International PLC
Cash	—	371,502	371,502
Money Market Funds	370,000	—	370,000

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2015 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CitiBank
Money Market Funds	$100,000	$ —	$100,000

Goldman Sachs
Cash	—	112,269	112,269

J.P. Morgan
Cash	—	236,297	236,297

Macquarie Capital
Money Market Funds	270,000	—	270,000

Morgan Stanley and Co., International PLC
Cash	—	757,900	757,900

Societe Generale
Money Market Funds	110,000	—	110,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Assets and Liabilities	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
ASSETS:
Investments in securities, at cost	$1,522,832,066	$304,169,426	$46,801,121	$635,324,814

Investments in securities, at value	$1,300,405,223	$304,396,044	$46,801,090	$633,057,609
Cash	—	8,160,579	—	—
Foreign currency, at value‡	14,051,942	75,190	9,025	1,639,410
Due from brokers	—	10,693,408	—	28,510,055
Unrealized appreciation on forward foreign currency exchange contracts	1,467,728	54,341	816,404	964,654
OTC swaps, at value	4,438,467	6,076,500	124,582	5,822,740
Deposits with brokers for exchange-traded and centrally cleared derivatives	7,468,949	803	5,513,779	15,595,156
Variation margin on exchange-traded and centrally cleared derivatives	377,552	—	185,825	—
Receivables:
Securities sold	19,336,872	10,919,937	7,332	27,016,296
Foreign tax reclaim	62,954	9,494	—	32,324
Dividends and interest	4,480,253	18,507	1,095	35,480
Capital shares sold	651,077	3,662,707	112,244	9,428,875
Prepaid expenses	73,660	47,560	26,576	56,167
Total Assets	1,352,814,677	344,115,070	53,597,952	722,158,766
LIABILITIES:
Securities sold short, at value (proceeds $440,499,377, $65,907,566, $— and $133,544,633, respectively)	346,044,320	63,604,605	—	123,231,636
Options written, at value (proceeds $2,388,431, $—, $— and $—, respectively)	201,436	—	—	—
Due to custodian	2,330,779	—	833	7,108,051
Due to brokers	21,215,234	—	357,150	290,000
Unrealized depreciation on forward foreign currency exchange contracts	364,388	124,079	306,582	699,605
OTC swaps, at value	3,110,613	376,337	18,100	5,455,052
Variation margin on exchange-traded and centrally cleared derivatives	45,775	—	59,605	2,159,684
Payables:
Securities purchased	14,468,570	10,414,011	6,785	22,388,434
Accrued investment advisory fees	675,705	162,237	2,640	392,026
Accrued distribution fees—Class N	40,287	16,849	5,585	18,087
Accrued Trustee fees	848	129	46	259
Capital shares redeemed	6,034,334	20,396	351,458	1,083,989
Dividends and interest payable on securities sold short	1,152,681	88,005	—	149,062
Other accrued expenses and liabilities	840,462	93,147	93,825	174,742
Total Liabilities	396,525,432	74,899,795	1,202,609	163,150,627
Net Assets	$956,289,245	$269,215,275	$52,395,343	$559,008,139

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$1,281,360,982	$264,413,937	$52,382,146	$549,447,650
Undistributed accumulated net investment income (loss)	10,112,228	(3,291,781)	74,854	4,505,240
Undistributed accumulated net realized gain (loss)	(209,622,795)	(13,863)	(933,701)	(6,781,370)
Net unrealized appreciation (depreciation)	(125,561,170)	8,106,982	872,044	11,836,619
Net Assets	$956,289,245	$269,215,275	$52,395,343	$559,008,139

NET ASSETS:
Class I	$772,394,365	$179,312,297	$31,452,943	$452,667,319
Class N	183,028,595	89,755,173	20,838,180	90,140,983
Class R6	866,285	147,805	104,220	16,199,837
SHARES OUTSTANDING:
Class I	83,828,615	15,613,151	3,276,016	37,352,680
Class N	19,881,331	7,826,988	2,181,378	7,468,130
Class R6	94,204	12,859	10,855	1,335,480
NET ASSET VALUE:
Class I	$9.21	$11.48	$9.60	$12.12
Class N	$9.21	$11.47	$9.55	$12.07
Class R6	$9.20	$11.49	$9.60	$12.13

‡ Foreign currency at cost	$14,234,162	$75,105	$9,029	$1,638,674

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Assets and Liabilities	December 31, 2015

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**
ASSETS:
Investments in securities, at cost	$9,432,505,947	$498,365,340	$2,258,088,906	$92,484,468

Investments in securities, at value	$9,433,757,401	$498,399,279	$2,289,240,133	$92,487,471
Cash	32,458,700	—	—	—
Foreign currency, at value‡	6,660,275	397,903	43,999,912	—
Due from brokers	6,739,685	525,553	555,856,015	—
Unrealized appreciation on forward foreign currency exchange contracts	154,800,955	12,115,744	36,246,359	—
OTC swaps, at value	19,080,592	1,421,210	150,639,420	323,845
Deposits with brokers for exchange-traded and centrally cleared derivatives	183,363,263	28,223,657	75,974,987	6,025,704
Variation margin on exchange-traded and centrally cleared derivatives	15,649,652	288,312	10,452,406	207,417
Receivables:
Securities sold	4,902,679	376,990	22,303,294	—
Foreign tax reclaim	—	—	1,137,954	—
Dividends and interest	77,042	5,298	3,460,479	2,462
Capital shares sold	37,023,864	8,396,542	39,170,855	4,517,681
Prepaid expenses	467,362	66,879	101,718	21,226
Total Assets	9,894,981,470	550,217,367	3,228,583,532	103,585,806
LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $589,365,032 and $—, respectively)	—	—	588,406,560	—
Due to custodian	—	22,396	68,691,851	393
Due to brokers	9,970,434	732,397	6,971,517	209,968
Unrealized depreciation on forward foreign currency exchange contracts	196,445,264	15,402,116	22,536,170	—
OTC swaps, at value	9,008,678	732,814	13,909,218	557,767
Deposits from brokers for exchange-traded and centrally cleared derivatives	916,506	—	—	—
Variation margin on exchange-traded and centrally cleared derivatives	19,174,829	2,061,522	1,077,575	112,518
Payables:
Securities purchased	4,922,703	378,504	26,877,161	—
Accrued investment advisory fees	8,638,430	521,411	3,476,742	21,574
Accrued distribution fees—Class N	332,208	28,744	20,597	511
Accrued Trustee fees	555	183	265	22
Capital shares redeemed	36,328,292	607,592	6,392,514	30,330
Dividends and interest payable on securities sold short	—	—	474,485	—
Other accrued expenses and liabilities	2,975,497	201,690	1,001,143	126,335
Total Liabilities	288,713,396	20,689,369	739,835,798	1,059,418
Net Assets	$9,606,268,074	$529,527,998	$2,488,747,734	$102,526,388

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$9,785,961,957	$542,782,280	$2,535,288,815	$114,755,156
Undistributed accumulated net investment income (loss)	71,429,074	6,500,488	(135,227,340)	(8,630,097)
Undistributed accumulated net realized gain (loss)	(217,765,086)	(17,062,698)	(87,864,258)	(12,630)
Net unrealized appreciation (depreciation)	(33,357,871)	(2,692,072)	176,550,517	(3,586,041)
Net Assets	$9,606,268,074	$529,527,998	$2,488,747,734	$102,526,388

NET ASSETS:
Class I	$7,778,072,372	$258,690,940	$2,284,284,742	$71,321,022
Class N	1,588,010,689	137,114,766	103,503,675	2,082,770
Class R6	240,185,013	133,722,292	100,959,317	29,122,596
SHARES OUTSTANDING:
Class I	763,949,205	24,165,693	234,044,091	12,690,552
Class N	157,339,524	12,859,668	10,628,943	374,027
Class R6	23,597,686	12,494,290	10,345,164	5,175,399
NET ASSET VALUE:
Class I	$10.18	$10.70	$9.76	$5.62
Class N	$10.09	$10.66	$9.74	$5.57
Class R6	$10.18	$10.70	$9.76	$5.63

‡ Foreign currency at cost	$6,666,152	$397,604	$44,409,449	$—

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Assets and Liabilities	December 31, 2015

	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$493,883,647	$55,533,202	$88,163,217	$2,144,164,425

Investments in securities, at value	$489,554,966	$55,179,504	$87,490,915	$2,159,709,037
Cash	96,276	—	—	1,662,461
Foreign currency, at value‡	1,506,539	33,224	120,501	4,560,601
Due from brokers	28,536	8,060	12,572	4,546,472
Unrealized appreciation on forward foreign currency exchange contracts	991,423	41,152	55,018	19,468,488
OTC swaps, at value	438,707	36,390	121,247	2,392,364
Deposits with brokers for exchange-traded and centrally cleared derivatives	32,390,982	2,593,664	3,126,288	135,536,497
Variation margin on exchange-traded and centrally cleared derivatives	1,450,286	137,468	213,756	4,265,113
Receivables:
Securities sold	290,532	11,829	17,555	775,021
Foreign tax reclaim	—	—	—	543,452
Dividends and interest	280,448	30,128	46,400	495,626
Capital shares sold	144,238	654,549	239,259	33,354,373
Due from Investment Adviser	—	5,604	—	—
Prepaid expenses	42,909	29,911	38,998	98,350
Total Assets	527,215,842	58,761,483	91,482,509	2,367,407,855
LIABILITIES:
Securities sold short, at value (proceeds $—, $—, $— and $507,957,986, respectively)	—	—	—	488,339,388
Reverse repurchase agreements, at value	—	9,233,035	—	—
Due to custodian	—	13,813	23,795	—
Due to brokers	522,677	67,128	78,924	2,936,832
Unrealized depreciation on forward foreign currency exchange contracts	4,912,113	158,019	209,065	11,836,195
OTC swaps, at value	1,010,491	140,718	355,699	25,316,213
Deposits from brokers for exchange-traded and centrally cleared derivatives	25,366	—	25,071	—
Variation margin on exchange-traded and centrally cleared derivatives	168,222	129,781	189,507	3,477,149
Payables:
Securities purchased	402,541	11,828	17,554	769,413
Accrued investment advisory fees	274,376	—	27,090	1,619,627
Accrued distribution fees—Class N	5,089	1,212	911	16,530
Accrued Trustee fees	339	31	65	524
Capital shares redeemed	1,841,462	103,805	181,208	3,298,199
Dividends and interest payable on securities sold short	—	—	—	523,529
Interest payable for reverse repurchase agreements	—	5,562	—	—
Other accrued expenses and liabilities	275,200	100,620	114,903	526,837
Total Liabilities	9,437,876	9,965,552	1,223,792	538,660,436
Net Assets	$517,777,966	$48,795,931	$90,258,717	$1,828,747,419

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$549,689,907	$54,285,687	$97,259,781	$1,824,131,241
Undistributed accumulated net investment income (loss)	(11,483,741)	(2,528,445)	(2,860,613)	36,181,849
Undistributed accumulated net realized gain (loss)	(8,717,711)	(1,732,875)	(2,214,645)	(31,450,825)
Net unrealized appreciation (depreciation)	(11,710,489)	(1,228,436)	(1,925,806)	(114,846)
Net Assets	$517,777,966	$48,795,931	$90,258,717	$1,828,747,419

NET ASSETS:
Class I	$492,976,807	$40,889,441	$85,917,605	$1,341,231,769
Class N	22,004,769	5,493,253	4,241,790	92,947,603
Class R6	2,796,390	2,413,237	99,322	394,568,047
SHARES OUTSTANDING:
Class I	54,203,404	5,250,810	10,090,660	132,222,963
Class N	2,424,293	704,394	499,865	9,168,045
Class R6	307,370	310,087	11,671	38,861,071
NET ASSET VALUE:
Class I	$9.09	$7.79	$8.51	$10.14
Class N	$9.08	$7.80	$8.49	$10.14
Class R6	$9.10	$7.78	$8.51	$10.15

‡ Foreign currency at cost	$1,309,229	$34,118	$122,221	$4,546,926

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Assets and Liabilities	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND**
ASSETS:
Investments in securities, at cost	$204,306,898

Investments in securities, at value	$205,201,002
Cash	99,077
Foreign currency, at value‡	128,940
Due from brokers	15,523
Unrealized appreciation on forward foreign currency exchange contracts	1,069,551
OTC swaps, at value	1,676,727
Deposits with brokers for exchange-traded and centrally cleared derivatives	7,334,701
Variation margin on exchange-traded and centrally cleared derivatives	249,243
Receivables:
Securities sold	4,048,560
Foreign tax reclaim	6,754
Dividends and interest	37,194
Capital shares sold	776,060
Prepaid expenses	36,832
Total Assets	220,680,164
LIABILITIES:
Securities sold short, at value (proceeds $28,335,852)	27,737,830
Due to brokers	89,691
Unrealized depreciation on forward foreign currency exchange contracts	679,517
OTC swaps, at value	366,986
Variation margin on exchange-traded and centrally cleared derivatives	141,289
Payables:
Securities purchased	3,650,333
Accrued investment advisory fees	43,277
Accrued distribution fees—Class N	2,606
Accrued Trustee fees	103
Capital shares redeemed	2,474
Dividends and interest payable on securities sold short	28,140
Other accrued expenses and liabilities	145,465
Total Liabilities	32,887,711
Net Assets	$187,792,453

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$187,737,223
Undistributed accumulated net investment income (loss)	(822,566)
Undistributed accumulated net realized gain (loss)	(1,290,191)
Net unrealized appreciation (depreciation)	2,167,987
Net Assets	$187,792,453

NET ASSETS:
Class I	$152,172,386
Class N	13,444,266
Class R6	22,175,801
SHARES OUTSTANDING:
Class I	14,645,410
Class N	1,294,548
Class R6	2,132,230
NET ASSET VALUE:
Class I	$10.39
Class N	$10.39
Class R6	$10.40

‡ Foreign currency at cost	$127,689

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Operations	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015
INVESTMENT INCOME:
Dividend income†	$21,355,053	$318,508	$1,124	$916,690
Interest income	28,373,263	22,797	32,145	80,241
Total Income	49,728,316	341,305	33,269	996,931

EXPENSES:
Investment advisory fees	16,045,390	716,461	891,411	2,130,776
Custody fees	120,608	1,986	13,211	13,156
Administration & accounting fees	404,073	21,040	22,170	65,652
Legal fees	165,499	14,244	14,378	2,789
Audit & tax fees	291,499	51,668	61,079	38,824
Shareholder reporting fees	199,947	15,575	8,165	37,222
Transfer agent fees	1,509,659	48,436	66,337	149,274
Trustee fees	77,407	1,465	2,800	5,549
Offering costs	—	33,729	23,348	—
Distribution fees—Class N	841,937	56,881	99,335	81,183
Dividends and interest on securities sold short (Note 4)	19,555,290	425,541	—	1,037,015
Registration fees	207,683	62,105	57,689	56,602
Pricing fee	343,214	22,045	40,641	24,400
Other expenses	207,188	18,195	8,706	34,554
Total Expenses	39,969,394	1,489,371	1,309,270	3,676,996

Less fee waivers and/or reimbursements	(364,207)	(191,780)	(198,491)	(98,562)
Net Expenses	39,605,187	1,297,591	1,110,779	3,578,434
Net Investment Income (Loss)	10,123,129	(956,286)	(1,077,510)	(2,581,503)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	(33,161,251)	(513,067)	(28,811)	(1,148,140)
Foreign currency and foreign currency transactions	(123,231)	(49,511)	(37,888)	(138,699)
Forward foreign currency exchange contracts	14,688,702	183,996	2,362,397	(2,242,959)
Futures contracts	(11,342,833)	172,181	371,148	(1,896,816)
Securities sold short	(48,040,305)	399,981	—	271,826
Swap contracts	21,486,113	3,165,894	(1,278,467)	32,625,929
Written options	854,357	—	—	—
Net realized gain (loss)	(55,638,448)	3,359,474	1,388,379	27,471,141

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(106,849,272)	235,429	(31)	(2,267,205)
Foreign currency and foreign currency translations	(18,906)	(49,428)	(14,878)	(49,192)
Forward foreign currency exchange contracts	(5,362,743)	(76,949)	271,754	410,684
Futures contracts	11,906,666	7,134	(397,478)	2,366,022
Securities sold short	99,571,995	2,283,578	—	10,312,997
Swap contracts	(20,508,082)	5,370,356	220,697	(3,123,427)
Written options	588,688	—	—	—
Net change in unrealized appreciation (depreciation)	(20,671,654)	7,770,120	80,064	7,649,879
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(76,310,102)	11,129,594	1,468,443	35,121,020
Net increase (decrease) in net assets resulting from operations	$(66,186,973)	$10,173,308	$390,933	$32,539,517

† Net of foreign taxes withheld of	$51,975	$42,822	$—	$132,899

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Operations	December 31, 2015

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015
INVESTMENT INCOME:
Dividend income†	$124,012	$5,461	$7,953,397	$4,568
Interest income	8,075,995	333,125	10,920,077	43,446
Total Income	8,200,007	338,586	18,873,474	48,014

EXPENSES:
Investment advisory fees	90,939,668	5,082,624	35,092,728	730,109
Custody fees	954,878	24,457	122,069	14,861
Administration & accounting fees	3,138,272	125,437	702,112	32,724
Legal fees	376,204	5,266	90,005	5,722
Audit & tax fees	114,561	118,114	260,602	111,135
Shareholder reporting fees	1,056,007	66,038	185,983	10,622
Transfer agent fees	6,813,829	208,397	1,574,721	46,073
Trustee fees	344,746	12,620	77,106	3,496
Distribution fees—Class N	3,692,900	169,319	220,860	7,985
Dividends and interest on securities sold short (Note 4)	—	—	8,627,210	—
Recoupment of waiver	15,571	—	—	—
Registration fees	330,372	58,612	111,926	69,994
Pricing fee	—	—	26,983	—
Other expenses	661,135	43,870	127,045	13,386
Total Expenses	108,438,143	5,914,754	47,219,350	1,046,107

Less fee waivers and/or reimbursements	—	(123,348)	(171,586)	(188,168)
Net Expenses	108,438,143	5,791,406	47,047,764	857,939
Net Investment Income (Loss)	(100,238,136)	(5,452,820)	(28,174,290)	(809,925)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	44,532	1,057	58,706,668	40,891
Foreign currency and foreign currency transactions	8,252,256	704,502	(5,919,886)	(144)
Forward foreign currency exchange contracts	71,394,607	1,411,097	(538,403)	—
Futures contracts	603,319,327	27,896,482	(8,775,695)	(10,569,395)
Securities sold short	—	—	(51,285,970)	—
Swap contracts	(185,944,737)	(7,709,393)	130,061,230	(11,644,594)
Written options	—	—	103,616	—
Net realized gain (loss)	497,065,985	22,303,745	122,351,560	(22,173,242)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	957,025	30,575	(55,084,825)	3,001
Foreign currency and foreign currency translations	976,333	65,038	(1,916,823)	—
Forward foreign currency exchange contracts	(108,211,860)	(6,025,948)	8,637,965	—
Futures contracts	(213,038,005)	(8,210,433)	4,163,436	(2,632,951)
Securities sold short	—	—	70,384,102	—
Swap contracts	4,165,241	(1,428,549)	57,534,641	5,127,621
Written options	—	—	135,144	—
Net change in unrealized appreciation (depreciation)	(315,151,266)	(15,569,317)	83,853,640	2,497,671
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	181,914,719	6,734,428	206,205,200	(19,675,571)
Net increase (decrease) in net assets resulting from operations	$81,676,583	$1,281,608	$178,030,910	$(20,485,496)

† Net of foreign taxes withheld of	$5,430	$—	$31,894	$—

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Operations	December 31, 2015

	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2015
INVESTMENT INCOME:
Dividend income†	$22,429	$1,475	$2,679	$8,194,413
Interest income	1,336,145	194,491	135,440	236,996
Total Income	1,358,574	195,966	138,119	8,431,409

EXPENSES:
Investment advisory fees	4,688,773	545,967	770,489	13,486,209
Custody fees	77,826	22,800	21,164	34,556
Administration & accounting fees	228,807	21,034	37,597	354,689
Legal fees	35,545	4,599	9,051	25,596
Audit & tax fees	115,588	113,362	113,362	121,760
Shareholder reporting fees	49,124	6,760	10,885	112,576
Transfer agent fees	502,912	30,706	97,627	626,527
Trustee fees	27,500	2,487	4,543	34,930
Distribution fees—Class N	84,916	22,286	18,260	105,500
Dividends and interest on securities sold short and reverse repurchase agreements (Note 4)	—	29,902	—	7,661,515
Registration fees	96,426	47,613	58,107	85,733
Pricing fee	6,835	—	—	28,447
Other expenses	49,610	6,465	11,682	81,520
Total Expenses	5,963,862	853,981	1,152,767	22,759,558

Less fee waivers and/or reimbursements	(74,070)	(175,338)	(177,754)	(383,801)
Net Expenses	5,889,792	678,643	975,013	22,375,757
Net Investment Income (Loss)	(4,531,218)	(482,677)	(836,894)	(13,944,348)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	(11,991,155)	(1,658,490)	(2,100,238)	(10,086,510)
Foreign currency and foreign currency transactions	(174,161)	45,070	(152,552)	(2,092,753)
Forward foreign currency exchange contracts	(5,018)	964,687	1,586,462	(1,982,878)
Futures contracts	(21,342,362)	(5,124,475)	(3,690,753)	21,491,048
Securities sold short	—	—	—	(5,127,011)
Swap contracts	(11,686,126)	(2,023,753)	(3,127,541)	142,825,033
Net realized gain (loss)	(45,198,822)	(7,796,961)	(7,484,622)	145,026,929

Net change in unrealized appreciation (depreciation) on:
Investments in securities	2,249,761	503,843	690,178	24,529,994
Foreign currency and foreign currency translations	644,719	63,093	157,758	(43,130)
Forward foreign currency exchange contracts	(2,037,144)	(254,631)	(357,840)	5,169,539
Futures contracts	(9,986,653)	(1,417,178)	(2,184,580)	(16,873,925)
Securities sold short	—	—	—	11,289,053
Swap contracts	7,963,686	1,463,160	2,182,645	(39,304,760)
Net change in unrealized appreciation (depreciation)	(1,165,631)	358,287	488,161	(15,233,229)
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(46,364,453)	(7,438,674)	(6,996,461)	129,793,700
Net increase (decrease) in net assets resulting from operations	$(50,895,671)	$(7,921,351)	$(7,833,355)	$115,849,352

† Net of foreign taxes withheld of	$1,235	$44	$59	$1,227,516

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Operations	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND**
FOR THE YEAR ENDED DECEMBER 31, 2015
INVESTMENT INCOME:
Dividend income†	$268,730
Interest income	26,805
Total Income	295,535

EXPENSES:
Investment advisory fees	495,593
Custody fees	6,669
Administration & accounting fees	24,226
Legal fees	59,914
Audit & tax fees	108,571
Shareholder reporting fees	19,299
Transfer agent fees	43,353
Trustee fees	2,476
Offering costs	37,969
Distribution fees—Class N	25,482
Dividends and interest on securities sold short (Note 4)	245,988
Registration fees	59,207
Pricing fee	21,221
Other expenses	23,118
Total Expenses	1,173,086

Less fee waivers and/or reimbursements	(300,473)
Net Expenses	872,613
Net Investment Income (Loss)	(577,078)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	(120,173)
Foreign currency and foreign currency transactions	(40,948)
Forward foreign currency exchange contracts	(447,375)
Futures contracts	364,604
Securities sold short	(534,828)
Swap contracts	2,582,481
Net realized gain (loss)	1,803,761

Net change in unrealized appreciation (depreciation) on:
Investments in securities	1,375,946
Foreign currency and foreign currency translations	(5,255)
Forward foreign currency exchange contracts	293,841
Futures contracts	(890,724)
Securities sold short	103,941
Swap contracts	963,663
Net change in unrealized appreciation (depreciation)	1,841,412
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	3,645,173
Net increase (decrease) in net assets resulting from operations	$3,068,095
† Net of foreign taxes withheld of	$42,094

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 10/07/14*- 12/31/14
OPERATIONS:
Net investment income (loss)	$10,123,129	$55,467,850	$(956,286)	$(13,080)
Net realized gain (loss)	(55,638,448)	(75,174,297)	3,359,474	(14,861)
Net change in unrealized appreciation (depreciation)	(20,671,654)	(126,353,990)	7,770,120	336,862
Net increase (decrease) in net assets resulting from operations	(66,186,973)	(146,060,437)	10,173,308	308,921

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(40,065,363)	(30,805,978)	(3,278,442)	(84,782)
Class N	(7,997,308)	(11,376,648)	(1,906,094)	(66,536)
Class R6	(37,869)	(1,920)	(3,572)	(176,241)
Total	(48,100,540)	(42,184,546)	(5,188,108)	(327,559)
Net realized gain:
Class I	—	—	(142,370)	—
Class N	—	—	(85,124)	—
Class R6	—	—	(154)	—
Total	—	—	(227,648)	—
Return of capital:
Class I	—	—	—	(708)
Class N	—	—	—	(613)
Class R6	—	—	—	(1,779)
Total	—	—	—	(3,100)
Total distributions	(48,100,540)	(42,184,546)	(5,415,756)	(330,659)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	411,629,572	761,610,218	181,517,201	1,787,490
Reinvestment of distributions	32,791,578	23,069,874	3,185,521	85,490
Cost of shares redeemed	(1,125,689,923)	(978,469,368)	(9,905,135)	(412,526)
Net increase (decrease) from capital transactions	(681,268,773)	(193,789,276)	174,797,587	1,460,454
CLASS N
Proceeds from shares sold	61,092,221	197,396,546	104,772,329	1,175,276
Reinvestment of distributions	7,939,623	10,346,737	1,973,213	67,149
Cost of shares redeemed	(543,339,575)	(313,338,405)	(19,614,748)	(530)
Net increase (decrease) from capital transactions	(474,307,731)	(105,595,122)	87,130,794	1,241,895
CLASS R6
Proceeds from shares sold	1,113,193	100,000 (a)	—	3,030,000
Reinvestment of distributions	37,869	1,920	3,726	178,020
Cost of shares redeemed	(305,690)	—	(3,363,015)	—
Net increase (decrease) from capital transactions	845,372	101,920	(3,359,289)	3,208,020
Net increase (decrease) in net assets resulting from capital transactions	(1,154,731,132)	(299,282,478)	258,569,092	5,910,369
Total increase (decrease) in net assets	(1,269,018,645)	(487,527,461)	263,326,644	5,888,631

NET ASSETS:
Beginning of period	2,225,307,890	2,712,835,351	5,888,631	—
End of period	$956,289,245	$2,225,307,890	$269,215,275	$5,888,631

Undistributed accumulated net investment income (loss)	$10,112,228	$(8,055,847)	$(3,291,781)	$(332,715)

The accompanying notes are an integral part of these financial statements.	(continued on p. 324)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 10/07/14*- 12/31/14

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	152,568,773	172,057,279	144,471	—
Shares sold	41,096,650	69,963,023	16,108,285	177,332
Shares issued on reinvestment of distributions	3,575,962	2,279,632	274,141	8,506
Shares redeemed	(113,412,770)	(91,731,161)	(913,746)	(41,367)
Shares outstanding, end of period	83,828,615	152,568,773	15,613,151	144,471
CLASS N
Shares outstanding, beginning of period	67,172,038	76,969,086	123,239	—
Shares sold	6,110,275	18,245,229	9,253,007	116,610
Shares issued on reinvestment of distributions	866,771	1,025,444	169,958	6,682
Shares redeemed	(54,267,753)	(29,067,721)	(1,719,216)	(53)
Shares outstanding, end of period	19,881,331	67,172,038	7,826,988	123,239
CLASS R6
Shares outstanding, beginning of period	9,281	— (a)	320,778	—
Shares sold	111,175	9,091	—	303,065
Shares issued on reinvestment of distributions	4,139	190	320	17,713
Shares redeemed	(30,391)	—	(308,239)	—
Shares outstanding, end of period	94,204	9,281	12,859	320,778

*	Commencement of operations.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR GLOBAL MACRO FUND**		AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 4/08/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
OPERATIONS:
Net investment income (loss)	$(1,077,510)	$(328,106)	$(2,581,503)	$(258,798)
Net realized gain (loss)	1,388,379	(295,608)	27,471,141	(18,912)
Net change in unrealized appreciation (depreciation)	80,064	791,980	7,649,879	3,842,313
Net increase (decrease) in net assets resulting from operations	390,933	168,266	32,539,517	3,564,603

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(17,673,255)	(2,729,179)
Class N	—	—	(3,926,547)	(654,639)
Class R6	—	—	(740,867)	(27,208)
Total	—	—	(22,340,669)	(3,411,026)
Net realized gain:
Class I	(1,495,562)	(63,628)	(606,302)	(354,882)
Class N	(1,247,409)	(1,903)	(137,481)	(84,612)
Class R6	(5,243)	(187)	(25,262)	(3,512)
Total	(2,748,214)	(65,718)	(769,045)	(443,006)
Return of capital:
Class I	—	—	—	(117,680)
Class N	—	—	—	(18,740)
Class R6	—	—	—	(1,022)
Total	—	—	—	(137,442)
Total distributions	(2,748,214)	(65,718)	(23,109,714)	(3,991,474)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	14,970,480	48,818,406	424,856,199	43,091,168
Reinvestment of distributions	1,453,010	62,389	18,090,946	3,161,208
Cost of shares redeemed	(19,541,806)	(13,522,273)	(42,029,793)	(7,568,381)
Net increase (decrease) from capital transactions	(3,118,316)	35,358,522	400,917,352	38,683,995
CLASS N
Proceeds from shares sold	92,106,568	1,083,274	94,735,102	11,177,580
Reinvestment of distributions	1,247,361	1,903	4,042,317	749,097
Cost of shares redeemed	(72,106,801)	(27,865)	(20,804,635)	(2,007,478)
Net increase (decrease) from capital transactions	21,247,128	1,057,312	77,972,784	9,919,199
CLASS R6
Proceeds from shares sold	—	100,000 (a)	15,455,318	417,885 (a)
Reinvestment of distributions	5,243	187	766,129	31,742
Cost of shares redeemed	—	—	(315,394)	—
Net increase (decrease) from capital transactions	5,243	100,187	15,906,053	449,627
Net increase (decrease) in net assets resulting from capital transactions	18,134,055	36,516,021	494,796,189	49,052,821
Total increase (decrease) in net assets	15,776,774	36,618,569	504,225,992	48,625,950

NET ASSETS:
Beginning of period	36,618,569	—	54,782,147	6,156,197
End of period	$52,395,343	$36,618,569	$559,008,139	$54,782,147

Undistributed accumulated net investment income (loss)	$74,854	$(1,356,611)	$4,505,240	$(3,498,829)

The accompanying notes are an integral part of these financial statements.	(continued on p. 326)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR GLOBAL MACRO FUND**		AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 4/08/14*- 12/31/14	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	3,569,196	—	4,018,314	513,771
Shares sold	1,496,068	4,933,146	35,398,027	3,887,179
Shares issued on reinvestment of distributions	151,830	6,308	1,487,742	288,168
Shares redeemed	(1,941,078)	(1,370,258)	(3,551,403)	(670,804)
Shares outstanding, end of period	3,276,016	3,569,196	37,352,680	4,018,314
CLASS N
Shares outstanding, beginning of period	105,875	—	985,542	89,144
Shares sold	9,137,851	108,567	7,884,421	1,003,577
Shares issued on reinvestment of distributions	131,025	193	333,800	68,411
Shares redeemed	(7,193,373)	(2,885)	(1,735,633)	(175,590)
Shares outstanding, end of period	2,181,378	105,875	7,468,130	985,542
CLASS R6
Shares outstanding, beginning of period	10,307	— (a)	39,315	— (a)
Shares sold	—	10,288	1,260,159	36,421
Shares issued on reinvestment of distributions	548	19	62,953	2,894
Shares redeemed	—	—	(26,947)	—
Shares outstanding, end of period	10,855	10,307	1,335,480	39,315

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
OPERATIONS:
Net investment income (loss)	$(100,238,136)	$(78,263,966)	$(5,452,820)	$(2,137,166)
Net realized gain (loss)	497,065,985	682,159,727	22,303,745	27,982,546
Net change in unrealized appreciation (depreciation)	(315,151,266)	25,849,767	(15,569,317)	10,799,494
Net increase (decrease) in net assets resulting from operations	81,676,583	629,745,528	1,281,608	36,644,874

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(333,412,139)	(220,437,134)	(10,861,577)	(13,390,213)
Class N	(62,161,470)	(46,941,973)	(5,846,098)	(636,578)
Class R6	(9,756,818)	(4,374)	(5,368,164)	(8,393)
Total	(405,330,427)	(267,383,481)	(22,075,839)	(14,035,184)
Net realized gain:
Class I	(150,600,543)	(263,407,986)	(6,374,127)	(4,057,424)
Class N	(29,875,741)	(60,693,546)	(3,527,619)	(198,548)
Class R6	(4,339,168)	(5,125)	(3,115,965)	(2,529)
Total	(184,815,452)	(324,106,657)	(13,017,711)	(4,258,501)
Total distributions	(590,145,879)	(591,490,138)	(35,093,550)	(18,293,685)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	4,675,004,433	2,628,023,103	260,007,721	186,205,825
Reinvestment of distributions	364,985,185	376,407,901	15,296,145	12,480,048
Cost of shares redeemed	(2,479,666,459)	(1,916,986,986)	(146,144,807)	(106,972,499)
Net increase (decrease) from capital transactions	2,560,323,159	1,087,444,018	129,159,059	91,713,374
CLASS N
Proceeds from shares sold	757,841,192	501,774,445	165,922,423	9,131,352
Reinvestment of distributions	91,102,480	106,513,303	9,373,717	835,126
Cost of shares redeemed	(498,673,872)	(703,673,411)	(38,822,595)	(2,754,447)
Net increase (decrease) from capital transactions	350,269,800	(95,385,663)	136,473,545	7,212,031
CLASS R6
Proceeds from shares sold	272,280,313	100,000 (a)	107,102,117	45,055,679 (a)
Reinvestment of distributions	11,617,386	9,499	5,273,052	10,922
Cost of shares redeemed	(24,442,841)	—	(15,732,433)	—
Net increase (decrease) from capital transactions	259,454,858	109,499	96,642,736	45,066,601
Net increase (decrease) in net assets resulting from capital transactions	3,170,047,817	992,167,854	362,275,340	143,992,006
Total increase (decrease) in net assets	2,661,578,521	1,030,423,244	328,463,398	162,343,195

NET ASSETS:
Beginning of period	6,944,689,553	5,914,266,309	201,064,600	38,721,405
End of period	$9,606,268,074	$6,944,689,553	$529,527,998	$201,064,600

Undistributed accumulated net investment income (loss)	$71,429,074	$(353,785,167)	$6,500,488	$(13,004,528)

The accompanying notes are an integral part of these financial statements.	(continued on p. 328)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	530,096,760	425,328,151	13,022,456	3,432,251
Shares sold	425,915,818	256,868,757	22,257,187	18,621,473
Shares issued on reinvestment of distributions	35,817,977	36,088,959	1,426,879	1,142,862
Shares redeemed	(227,881,350)	(188,189,107)	(12,540,829)	(10,174,130)
Shares outstanding, end of period	763,949,205	530,096,760	24,165,693	13,022,456
CLASS N
Shares outstanding, beginning of period	124,354,461	133,922,115	835,483	152,311
Shares sold	69,839,741	49,711,170	14,517,195	867,382
Shares issued on reinvestment of distributions	9,020,048	10,291,143	877,689	76,617
Shares redeemed	(45,874,726)	(69,569,967)	(3,370,699)	(260,827)
Shares outstanding, end of period	157,339,524	124,354,461	12,859,668	835,483
CLASS R6
Shares outstanding, beginning of period	10,639	— (a)	4,047,305	— (a)
Shares sold	24,725,163	9,728	9,320,019	4,046,305
Shares issued on reinvestment of distributions	1,140,077	911	492,349	1,000
Shares redeemed	(2,278,193)	—	(1,365,383)	—
Shares outstanding, end of period	23,597,686	10,639	12,494,290	4,047,305

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR MULTI-STRATEGY ALTERNATIVE FUND**		AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
OPERATIONS:
Net investment income (loss)	$(28,174,290)	$(22,634,499)	$(809,925)	$(546,638)
Net realized gain (loss)	122,351,560	152,291,322	(22,173,242)	(8,047,811)
Net change in unrealized appreciation (depreciation)	83,853,640	(21,553,831)	2,497,671	(5,345,941)
Net increase (decrease) in net assets resulting from operations	178,030,910	108,102,992	(20,485,496)	(13,940,390)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(157,002,548)	(103,622,431)	—	—
Class N	(6,675,209)	(5,415,268)	—	—
Class R6	(5,408,560)	(7,433)	—	—
Total	(169,086,317)	(109,045,132)	—	—
Net realized gain:
Class I	(33,179,441)	—	—	—
Class N	(1,461,342)	—	—	—
Class R6	(1,132,757)	—	—	—
Total	(35,773,540)	—	—	—
Total distributions	(204,859,857)	(109,045,132)	—	—

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,169,866,016	590,215,635	80,849,012	69,600,700
Reinvestment of distributions	156,410,369	88,204,896	—	—
Cost of shares redeemed	(460,959,852)	(687,354,210)	(40,454,118)	(40,288,267)
Net increase (decrease) from capital transactions	865,316,533	(8,933,679)	40,394,894	29,312,433
CLASS N
Proceeds from shares sold	46,717,322	47,448,202	1,419,312	12,707,985
Reinvestment of distributions	8,127,028	5,370,558	—	—
Cost of shares redeemed	(35,225,745)	(43,303,801)	(3,390,548)	(9,284,044)
Net increase (decrease) from capital transactions	19,618,605	9,514,959	(1,971,236)	3,423,941
CLASS R6
Proceeds from shares sold	72,737,226	35,242,596 (a)	20,111,252	15,656,186 (a)
Reinvestment of distributions	3,351,013	7,433	—	—
Cost of shares redeemed	(8,953,831)	—	(2,211,786)	—
Net increase (decrease) from capital transactions	67,134,408	35,250,029	17,899,466	15,656,186
Net increase (decrease) in net assets resulting from capital transactions	952,069,546	35,831,309	56,323,124	48,392,560
Total increase (decrease) in net assets	925,240,599	34,889,169	35,837,628	34,452,170

NET ASSETS:
Beginning of period	1,563,507,135	1,528,617,966	66,688,760	32,236,590
End of period	$2,488,747,734	$1,563,507,135	$102,526,388	$66,688,760

Undistributed accumulated net investment income (loss)	$(135,227,340)	$(118,003,854)	$(8,630,097)	$(2,974,242)

The accompanying notes are an integral part of these financial statements.	(continued on p. 330)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR MULTI-STRATEGY ALTERNATIVE FUND**		AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	147,968,675	148,651,004	6,649,535	3,422,135
Shares sold	116,000,850	60,196,339	12,903,642	8,654,189
Shares issued on reinvestment of distributions	16,042,089	9,130,942	—	—
Shares redeemed	(45,967,523)	(70,009,610)	(6,862,625)	(5,426,789)
Shares outstanding, end of period	234,044,091	147,968,675	12,690,552	6,649,535
CLASS N
Shares outstanding, beginning of period	8,674,153	7,646,878	686,315	467,151
Shares sold	4,641,085	4,877,478	220,408	1,401,956
Shares issued on reinvestment of distributions	836,114	557,112	—	—
Shares redeemed	(3,522,409)	(4,407,315)	(532,696)	(1,182,792)
Shares outstanding, end of period	10,628,943	8,674,153	374,027	686,315
CLASS R6
Shares outstanding, beginning of period	3,611,564	— (a)	2,214,833	— (a)
Shares sold	7,257,387	3,610,795	3,321,846	2,214,833
Shares issued on reinvestment of distributions	344,047	769	—	—
Shares redeemed	(867,834)	—	(361,280)	—
Shares outstanding, end of period	10,345,164	3,611,564	5,175,399	2,214,833

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR RISK PARITY FUND**		AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
OPERATIONS:
Net investment income (loss)	$(4,531,218)	$(2,906,307)	$(482,677)	$(130,646)
Net realized gain (loss)	(45,198,822)	86,083,279	(7,796,961)	5,493,583
Net change in unrealized appreciation (depreciation)	(1,165,631)	(23,418,545)	358,287	(1,961,715)
Net increase (decrease) in net assets resulting from operations	(50,895,671)	59,758,427	(7,921,351)	3,401,222

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(15,918,499)	(137,937)	(210,221)
Class N	—	(829,910)	—	(9,382)
Class R6	—	(2,479)	(9,369)	(567)
Total	—	(16,750,888)	(147,306)	(220,170)
Net realized gain:
Class I	(12,535,697)	(60,212,532)	(2,013,017)	(4,493,162)
Class N	(576,410)	(3,765,221)	(314,049)	(889,329)
Class R6	(68,124)	(9,157)	(131,274)	(10,388)
Total	(13,180,231)	(63,986,910)	(2,458,340)	(5,392,879)
Total distributions	(13,180,231)	(80,737,798)	(2,605,646)	(5,613,049)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	163,806,681	152,916,166	31,920,624	36,625,458
Reinvestment of distributions	12,321,075	73,481,484	2,110,673	4,581,805
Cost of shares redeemed	(206,762,569)	(476,525,839)	(27,142,112)	(14,267,310)
Net increase (decrease) from capital transactions	(30,634,813)	(250,128,189)	6,889,185	26,939,953
CLASS N
Proceeds from shares sold	6,056,561	11,002,195	4,174,086	2,602,504
Reinvestment of distributions	573,734	4,401,999	314,049	898,711
Cost of shares redeemed	(17,543,068)	(58,203,755)	(5,237,521)	(4,362,269)
Net increase (decrease) from capital transactions	(10,912,773)	(42,799,561)	(749,386)	(861,054)
CLASS R6
Proceeds from shares sold	3,728,681	100,000 (a)	3,295,675	100,000 (a)
Reinvestment of distributions	68,124	11,636	140,643	10,955
Cost of shares redeemed	(650,157)	—	(460,254)	—
Net increase (decrease) from capital transactions	3,146,648	111,636	2,976,064	110,955
Net increase (decrease) in net assets resulting from capital transactions	(38,400,938)	(292,816,114)	9,115,863	26,189,854
Total increase (decrease) in net assets	(102,476,840)	(313,795,485)	(1,411,134)	23,978,027

NET ASSETS:
Beginning of period	620,254,806	934,050,291	50,207,065	26,229,038
End of period	$517,777,966	$620,254,806	$48,795,931	$50,207,065

Undistributed accumulated net investment income (loss)	$(11,483,741)	$1,562,779	$(2,528,445)	$678,142

The accompanying notes are an integral part of these financial statements.	(continued on p. 332)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR RISK PARITY FUND**		AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	57,585,796	79,392,512	4,427,252	1,780,470
Shares sold	16,155,868	13,463,455	3,429,710	3,475,987
Shares issued on reinvestment of distributions	1,356,946	7,232,430	270,252	477,769
Shares redeemed	(20,895,206)	(42,502,601)	(2,876,404)	(1,306,974)
Shares outstanding, end of period	54,203,404	57,585,796	5,250,810	4,427,252
CLASS N
Shares outstanding, beginning of period	3,571,499	7,343,876	819,606	877,168
Shares sold	595,100	966,513	417,890	249,127
Shares issued on reinvestment of distributions	63,326	433,268	40,160	93,616
Shares redeemed	(1,805,632)	(5,172,158)	(573,262)	(400,305)
Shares outstanding, end of period	2,424,293	3,571,499	704,394	819,606
CLASS R6
Shares outstanding, beginning of period	9,472	— (a)	9,937	— (a)
Shares sold	354,328	8,327	330,887	8,795
Shares issued on reinvestment of distributions	7,503	1,145	18,031	1,142
Shares redeemed	(63,933)	—	(48,768)	—
Shares outstanding, end of period	307,370	9,472	310,087	9,937

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR RISK PARITY II MV FUND**		AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
OPERATIONS:
Net investment income (loss)	$(836,894)	$(294,310)	$(13,944,348)	$(4,735,914)
Net realized gain (loss)	(7,484,622)	6,194,745	145,026,929	49,452,901
Net change in unrealized appreciation (depreciation)	488,161	(2,721,264)	(15,233,229)	14,840,794
Net increase (decrease) in net assets resulting from operations	(7,833,355)	3,179,171	115,849,352	59,557,781

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(226,926)	(165,150)	(63,874,268)	(44,246,577)
Class N	—	—	(3,935,997)	(2,622,452)
Class R6	(323)	(232)	(20,714,913)	(3,291,780)
Total	(227,249)	(165,382)	(88,525,178)	(50,160,809)
Net realized gain:
Class I	(4,531,332)	(6,594,470)	(2,856,032)	(14,958,495)
Class N	(232,047)	(477,309)	(180,968)	(680,314)
Class R6	(4,866)	(6,436)	(918,104)	(300,202)
Total	(4,768,245)	(7,078,215)	(3,955,104)	(15,939,011)
Total distributions	(4,995,494)	(7,243,597)	(92,480,282)	(66,099,820)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	57,846,534	89,277,763	1,212,906,493	576,188,151
Reinvestment of distributions	4,373,088	5,960,913	61,353,974	52,644,301
Cost of shares redeemed	(70,812,276)	(22,497,423)	(335,771,223)	(589,197,151)
Cost of shares redeemed on in kind (See Note 15)	—	—	—	(52,771,157)
Net increase (decrease) from capital transactions	(8,592,654)	72,741,253	938,489,244	(13,135,856)
CLASS N
Proceeds from shares sold	1,827,231	6,316,708	76,216,175	19,158,791
Reinvestment of distributions	232,047	477,309	4,116,723	3,302,766
Cost of shares redeemed	(4,760,078)	(8,457,919)	(14,178,162)	(11,013,561)
Net increase (decrease) from capital transactions	(2,700,800)	(1,663,902)	66,154,736	11,447,996
CLASS R6
Proceeds from shares sold	11,115	100,000 (a)	300,087,686	74,748,363 (a)
Reinvestment of distributions	5,189	6,668	18,986,659	3,591,982
Cost of shares redeemed	—	—	(7,472,854)	(192,537)
Net increase (decrease) from capital transactions	16,304	106,668	311,601,491	78,147,808
Net increase (decrease) in net assets resulting from capital transactions	(11,277,150)	71,184,019	1,316,245,471	76,459,948
Total increase (decrease) in net assets	(24,105,999)	67,119,593	1,339,614,541	69,917,909

NET ASSETS:
Beginning of period	114,364,716	47,245,123	489,132,878	419,214,969
End of period	$90,258,717	$114,364,716	$1,828,747,419	$489,132,878

Undistributed accumulated net investment income (loss)	$(2,860,613)	$1,024,360	$36,181,849	$(27,093,370)

The accompanying notes are an integral part of these financial statements.	(continued on p. 334)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR RISK PARITY II MV FUND**		AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	10,758,104	3,779,116	39,308,249	39,620,574
Shares sold	6,110,780	8,554,703	120,523,767	56,129,013
Shares issued on reinvestment of distributions	512,672	600,898	5,974,097	5,292,887
Shares redeemed	(7,290,896)	(2,176,613)	(33,583,150)	(56,706,868)
Shares redeemed in kind (See Note 15)	—	—	—	(5,027,357)
Shares outstanding, end of period	10,090,660	10,758,104	132,222,963	39,308,249
CLASS N
Shares outstanding, beginning of period	790,138	940,172	2,694,354	1,568,834
Shares sold	184,037	606,458	7,463,692	1,868,292
Shares issued on reinvestment of distributions	27,300	48,262	401,240	333,070
Shares redeemed	(501,610)	(804,754)	(1,391,241)	(1,075,842)
Shares outstanding, end of period	499,865	790,138	9,168,045	2,694,354
CLASS R6
Shares outstanding, beginning of period	9,763	— (a)	7,587,508	— (a)
Shares sold	1,300	9,091	30,135,455	7,239,589
Shares issued on reinvestment of distributions	608	672	1,846,951	365,410
Shares redeemed	—	—	(708,843)	(17,491)
Shares outstanding, end of period	11,671	9,763	38,861,071	7,587,508

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.
(a)	Commencement of offering class of shares effective September 2, 2014.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 9/17/14*- 12/31/14
OPERATIONS:
Net investment income (loss)	$(577,078)	$(37,387)
Net realized gain (loss)	1,803,761	482,110
Net change in unrealized appreciation (depreciation)	1,841,412	326,575
Net increase (decrease) in net assets resulting from operations	3,068,095	771,298

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,291,598)	(38,445)
Class N	(161,010)	(75,553)
Class R6	(350,210)	(218,868)
Total	(2,802,818)	(332,866)
Net realized gain:
Class I	(467,704)	(13,618)
Class N	(39,469)	(27,510)
Class R6	(70,896)	(76,360)
Total	(578,069)	(117,488)
Total distributions	(3,380,887)	(450,354)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	158,309,029	28,178,979
Reinvestment of distributions	2,746,926	52,063
Cost of shares redeemed	(36,778,993)	(140,561)
Net increase (decrease) from capital transactions	124,276,962	28,090,481
CLASS N
Proceeds from shares sold	6,450,074	8,671,505
Reinvestment of distributions	199,845	103,063
Cost of shares redeemed	(1,965,686)	(115,319)
Net increase (decrease) from capital transactions	4,684,233	8,659,249
CLASS R6
Proceeds from shares sold	22,000,001	23,000,000
Reinvestment of distributions	421,106	295,228
Cost of shares redeemed	(23,642,959)	—
Net increase (decrease) from capital transactions	(1,221,852)	23,295,228
Net increase (decrease) in net assets resulting from capital transactions	127,739,343	60,044,958
Total increase (decrease) in net assets	127,426,551	60,365,902

NET ASSETS:
Beginning of period	60,365,902	—
End of period	$187,792,453	$60,365,902

Undistributed accumulated net investment income (loss)	$(822,566)	$(795,466)

The accompanying notes are an integral part of these financial statements.	(continued on p. 336)

AQR Funds	Annual Report	December 2015

Statements of Changes in Net Assets	December 31, 2015

	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE PERIOD 9/17/14*- 12/31/14

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	2,760,295	—
Shares sold	15,255,549	2,768,876
Shares issued on reinvestment of distributions	263,115	5,114
Shares redeemed	(3,633,549)	(13,695)
Shares outstanding, end of period	14,645,410	2,760,295
CLASS N
Shares outstanding, beginning of period	843,532	—
Shares sold	624,669	844,737
Shares issued on reinvestment of distributions	19,161	10,134
Shares redeemed	(192,814)	(11,339)
Shares outstanding, end of period	1,294,548	843,532
CLASS R6
Shares outstanding, beginning of period	2,329,001	—
Shares sold	2,091,933	2,300,000
Shares issued on reinvestment of distributions	40,297	29,001
Shares redeemed	(2,329,001)	—
Shares outstanding, end of period	2,132,230	2,329,001

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Cash Flows	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR LONG-SHORT EQUITY FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(66,186,973)	$10,173,308	$32,539,517
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(2,672,110,634)	(78,350,020)	(169,460,971)
Payments to cover short securities	(1,736,115,808)	(16,062,082)	(30,407,588)
Proceeds from sale of securities	3,820,400,354	4,416,957	11,191,209
Proceeds from securities sold short	1,278,879,125	80,488,190	164,224,048
Proceeds from written options	1,047,339	—	—
Payments to close written options	(150,509)	—	—
(Purchases) sales of short-term investments, net	193,651,893	(225,327,491)	(428,285,450)
Realized (gain) loss on investments in securities	33,161,251	513,067	1,148,140
Realized (gain) loss on securities sold short	48,040,305	(399,981)	(271,826)
Realized (gain) loss on written options	(854,357)	—	—
Realized (gain) loss on paydowns	(81,462)	—	—
Change in unrealized (appreciation) depreciation on investments in securities	106,849,272	(235,429)	2,267,205
Change in unrealized (appreciation) depreciation on securities sold short	(99,571,995)	(2,283,578)	(10,312,997)
Change in unrealized (appreciation) depreciation on written options	(588,688)	—	—
Amortization (accretion) of bond premium (discount)	(1,142,030)	(22,797)	(90,663)
(Increases) decreases in operating assets:
Due from brokers	261,972,388	(8,711,739)	(28,018,909)
Due from custodian	2,320,125	—	—
Unrealized appreciation on forward foreign currency exchange contracts	4,998,355	(47,130)	(964,654)
OTC swaps, at value	19,176,280	(5,746,693)	(2,331,625)
Deposits with brokers for exchange-traded and centrally cleared derivatives	(7,159,146)	(803)	(14,664,915)
Variation margin on exchange-traded and centrally cleared derivatives	(377,552)	—	—
Receivable for securities sold	111,584	(10,913,743)	(26,959,547)
Foreign tax reclaim	39,891	(9,398)	(32,324)
Dividends and interest	8,876,764	(18,475)	(35,325)
Due from Investment Adviser	—	22,189	—
Prepaid expenses	183,188	14,801	(27,851)
Increases (decreases) in operating liabilities
Due to custodian	—	(34,336)	—
Due to brokers	9,925,234	—	290,000
Unrealized depreciation on forward foreign currency exchange contracts	364,388	124,079	553,970
OTC swaps, at value	(10,425,098)	376,337	5,455,052
Deposits from brokers for exchange-traded and centrally cleared derivatives	(12,413,572)	(7,134)	—
Variation margin on exchange-traded and centrally cleared derivatives	45,775	—	2,159,684
Payable for securities purchased	768,079	10,407,840	22,331,683
Accrued investment advisory fees	(1,271,914)	162,237	366,452
Accrued distribution fees—Class N	(106,548)	16,599	15,924
Accrued Trustees fees	848	104	259
Dividends and Interest payable on securities sold short and reverse repurchase agreements	(164,187)	87,241	149,062
Other accrued expenses and liabilities	(457,406)	55,494	102,123
Net cash provided by (used in) operating activities	$1,181,634,559	$(241,312,386)	$(469,070,317)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	475,617,829	282,639,323	525,980,446
Payments on shares redeemed	(1,673,629,667)	(32,862,502)	(62,302,323)
Cash distributions paid	(7,331,470)	(253,296)	(210,322)
Due to custodian	2,330,779	—	7,104,454
Net cash provided by (used in) financing activities	$(1,203,012,529)	$249,523,525	$470,572,255
Net change in cash and foreign currency	(21,377,970)	8,211,139	1,501,938
Cash, beginning of period	35,429,912	24,630	137,472
Cash, end of period	$14,051,942	$8,235,769	$1,639,410

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $10,161,121, $109,356 and $235,945.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Cash Flows	December 31, 2015

	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK PARITY II HV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$178,030,910	$(7,921,351)	$115,849,352
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(1,060,122,868)	(52,568,586)	(560,099,796)
Payments to cover short securities	(533,501,432)	—	(170,161,349)
Proceeds from sale of securities	828,530,161	55,219,203	91,134,577
Proceeds from securities sold short	716,298,435	—	503,099,838
(Purchases) sales of short-term investments, net	(704,367,135)	(7,028,161)	(1,091,416,690)
Realized (gain) loss on investments in securities	(58,706,668)	1,658,490	10,086,510
Realized (gain) loss on securities sold short	51,285,970	—	5,127,011
Realized (gain) loss on written options	(103,616)	—	—
Change in unrealized (appreciation) depreciation on investments in securities	55,084,825	(503,843)	(24,529,994)
Change in unrealized (appreciation) depreciation on securities sold short	(70,384,102)	—	(11,289,053)
Change in unrealized (appreciation) depreciation on written options	(135,144)
Amortization (accretion) of bond premium (discount)	(296,237)	29,911	(238,304)
(Increases) decreases in operating assets:
Due from brokers	(13,081,475)	1,653,587	32,134,786
Repurchase Agreements	—	(2,525,961)	—
Unrealized appreciation on forward foreign currency exchange contracts	(31,174,135)	96,612	(17,005,734)
OTC swaps, at value	(66,245,321)	540,711	14,675,562
Deposits with brokers for exchange-traded and centrally cleared derivatives	(73,685,309)	(1,394,881)	(133,298,215)
Variation margin on exchange-traded and centrally cleared derivatives	(10,452,406)	(137,468)	(4,265,113)
Receivable for securities sold	(20,658,379)	(4,367)	790,658
Foreign tax reclaim	47,943	—	(265,617)
Dividends and interest	(1,524,672)	18,301	(349,802)
Due from Investment Adviser	—	(5,604)	—
Prepaid expenses	10,455	1,329	(46,546)
Increases (decreases) in operating liabilities
Due to brokers	(1,854,383)	(245,610)	(899,341)
Unrealized depreciation on forward foreign currency exchange contracts	22,536,170	158,019	11,836,195
OTC swaps, at value	11,574,672	(2,003,871)	24,629,198
Deposits from brokers for exchange-traded and centrally cleared derivatives	(9,022,946)	(362,458)	(5,395,985)
Variation margin on exchange-traded and centrally cleared derivatives	1,077,575	—	3,477,149
Payable for securities purchased	25,834,637	4,364	(106,696)
Accrued investment advisory fees	1,176,436	(21,503)	1,193,614
Accrued distribution fees—Class N	3,286	(504)	11,140
Accrued Trustees fees	265	31	524
Dividends on securities sold short	—	—	360,717
Dividends and Interest payable on securities sold short and reverse repurchase agreements	118,501	5,562	—
Other accrued expenses and liabilities	247,075	(22,792)	327,859
Net cash provided by (used in) operating activities	$(763,458,912)	$(15,360,840)	$(1,204,633,545)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,257,935,203	38,943,909	1,612,429,490
Net change in reverse repurchase agreements	—	9,233,035	—
Payments on shares redeemed	(503,523,581)	(32,800,433)	(394,245,937)
Cash distributions paid	(36,971,447)	(40,281)	(8,022,926)
Due to custodian	68,691,851	13,813	—
Net cash provided by (used in) financing activities	$786,132,026	$15,350,043	$1,210,160,627
Net change in cash and foreign currency	22,673,114	(10,797)	5,527,082
Cash, beginning of period	21,326,798	44,021	695,980
Cash, end of period	$43,999,912	$33,224	$6,223,062

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $1,850,926, $29,902 and $2,369,679.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Statements of Cash Flows	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND**
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$3,068,095
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(31,554,658)
Payments to cover short securities	(11,340,188)
Proceeds from sale of securities	8,511,965
Proceeds from securities sold short	27,946,856
(Purchases) sales of short-term investments, net	(113,393,105)
Realized (gain) loss on investments in securities	120,173
Realized (gain) loss on securities sold short	534,828
Change in unrealized (appreciation) depreciation on investments in securities	(1,375,946)
Change in unrealized (appreciation) depreciation on securities sold short	(103,941)
Amortization (accretion) of bond premium (discount)	(26,817)
(Increases) decreases in operating assets:
Due from brokers	4,627,131
Unrealized appreciation on forward foreign currency exchange contracts	(973,358)
OTC swaps, at value	(1,330,649)
Deposits with brokers for exchange-traded and centrally cleared derivatives	(7,197,554)
Variation margin on exchange-traded and centrally cleared derivatives	(249,243)
Receivable for securities sold	(359,138)
Foreign tax reclaim	(6,131)
Dividends and interest	(30,432)
Due from Investment Adviser	16,780
Prepaid expenses	27,687
Increases (decreases) in operating liabilities
Due to brokers	87,491
Unrealized depreciation on forward foreign currency exchange contracts	679,517
OTC swaps, at value	366,986
Deposits from brokers for exchange-traded and centrally cleared derivatives	(266,727)
Variation margin on exchange-traded and centrally cleared derivatives	141,289
Payable for securities purchased	(73,423)
Accrued investment advisory fees	43,277
Accrued distribution fees—Class N	848
Accrued Trustees fees	31
Dividends on securities sold short	22,236
Other accrued expenses and liabilities	10,348
Net cash provided by (used in) operating activities	$(122,075,772)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	186,190,840
Payments on shares redeemed	(62,411,368)
Cash distributions paid	(13,010)
Due to custodian	(1,462,673)
Net cash provided by (used in) financing activities	$122,303,789
Net change in cash and foreign currency	228,017
Cash, beginning of period	—
Cash, end of period	$228,017

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $85,188.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	0.07	(0.55)	(0.48)	(0.45)	—	—	(0.45)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.91	0.23	(0.80)	(0.57)	(0.20)	—	—	(0.20)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.05	0.17	0.02	0.19	(0.18)	(0.06)	(0.09)	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.89	0.10 [6]	0.24	0.34	(0.13)	(0.05)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011	$11.15	0.13	(0.02)	0.11	(0.09)	(0.28)	—	(0.37)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.10	0.03	(0.51)	(0.48)	(0.41)	—	—	(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.87	0.21	(0.81)	(0.60)	(0.17)	—	—	(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.01	0.13	0.04	0.17	(0.16)	(0.06)	(0.09)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.85	0.06 [6]	0.24	0.30	(0.09)	(0.05)	—	(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$11.12	0.10	(0.02)	0.08	(0.07)	(0.28)	—	(0.35)
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.13	0.09	(0.55)	(0.46)	(0.47)	—	—	(0.47)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.00	0.16	(0.82)	(0.66)	(0.21)	—	—	(0.21)
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.15)	1.91	1.76	(0.28)	(0.01)	—	(0.29)
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.02)	0.62	0.60	(0.59)	—	(0.00)[10]	(0.59)
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.19)	1.94	1.75	(0.28)	(0.01)	—	(0.29)
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.03)	0.62	0.59	(0.58)	—	(0.00)[10]	(0.58)
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.13)	1.90	1.77	(0.28)	(0.01)	—	(0.29)
FOR THE PERIOD 10/07/14[9]—12/31/14	$10.00	(0.02)	0.62	0.60	(0.59)	—	(0.00)[10]	(0.59)
AQR GLOBAL MACRO FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.15)	0.32	0.17	—	(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[9]—12/31/14	$10.00	(0.10)	0.06	(0.04)	—	(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.92	(0.16)	0.30	0.14	—	(0.51)	—	(0.51)
FOR THE PERIOD 4/08/14[9]—12/31/14	$10.00	(0.12)	0.06	(0.06)	—	(0.02)	—	(0.02)
AQR GLOBAL MACRO FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.14)	0.31	0.17	—	(0.51)	—	(0.51)
FOR THE PERIOD 9/02/14[7]—12/31/14	$9.72	(0.04)	0.28	0.24	—	(0.02)	—	(0.02)
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.00	1.85	(0.58)	(0.02)	—	(0.60)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.14)	1.67	1.53	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.06)	1.17	1.11	(0.67)	(0.23)	—	(0.90)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.84	(0.19)	2.01	1.82	(0.57)	(0.02)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.20)	1.70	1.50	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.07)	1.17	1.10	(0.66)	(0.23)	—	(0.89)
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.02	1.87	(0.59)	(0.02)	—	(0.61)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.05	(0.08)	0.78	0.70	(0.75)	(0.10)	(0.03)	(0.88)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Expenses, Before Reimbursements and/or Waivers[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$9.21	(4.67)%	$772,394	2.42%	1.19%	2.44%	0.71%	249%
$10.14	(5.25)%	$1,546,685	1.88%	1.20%	1.88%	2.07%	380%
$10.91	1.75%	$1,876,481	1.64%	1.20%	1.64%	1.52%	349%
$11.05	3.13%	$1,752,724	2.30%	1.21%	2.32%	0.88%[6]	312%
$10.89	0.99%	$1,456,748	2.75%	1.20%	2.84%	1.18%	298%

$9.21	(4.75)%	$183,029	2.67%	1.45%	2.69%	0.32%	249%
$10.10	(5.51)%	$678,528	2.12%	1.44%	2.12%	1.99%	380%
$10.87	1.51%	$836,355	1.88%	1.44%	1.88%	1.21%	349%
$11.01	2.83%	$761,371	2.62%	1.52%	2.62%	0.57%[6]	312%
$10.85	0.68%	$651,791	3.05%	1.50%	3.08%	0.89%	298%

$9.20	(4.55)%	$866	2.33%	1.10%	2.36%	0.92%	249%
$10.13	(5.99)%	$94	1.94%	1.10%	1.94%	4.69%	380%

$11.48	17.60%	$179,312	1.90%	1.25%	2.17%[8]	(1.36)%	383%
$10.01	5.93%	$1,445	1.63%	1.30%	4.57%[8]	(1.04)%	152%

$11.47	17.43%	$89,755	2.16%	1.51%	2.41%[8]	(1.69)%	383%
$10.01	5.88%	$1,233	1.88%	1.55%	4.83%[8]	(1.29)%	152%

$11.49	17.72%	$148	1.85%	1.20%	3.05%[8]	(1.26)%	383%
$10.01	5.95%	$3,210	1.53%	1.20%	4.49%[8]	(0.95)%	152%

$9.60	1.71%	$31,453	1.38%	1.38%	1.78%[8]	(1.45)%	0%
$9.94	(0.42)%	$35,466	1.45%	1.45%	2.24%[8]	(1.44)%	0%

$9.55	1.41%	$20,838	1.70%	1.70%	1.88%[8]	(1.56)%	0%
$9.92	(0.62)%	$1,050	1.70%	1.70%	2.49%[8]	(1.69)%	0%

$9.60	1.71%	$104	1.35%	1.35%	1.72%[8]	(1.41)%	0%
$9.94	2.45%	$102	1.35%	1.35%	2.02%[8]	(1.37)%	0%

$12.12	17.04%	$452,667	1.81%	1.27%	1.86%	(1.28)%	303%
$10.87	14.91%	$43,667	1.30%	1.30%	2.34%	(1.26)%	0%
$10.21	11.17%	$5,246	1.30%	1.30%	3.56%[8]	(1.29)%	0%

$12.07	16.79%	$90,141	2.07%	1.53%	2.12%	(1.58)%	303%
$10.84	14.55%	$10,688	1.55%	1.55%	2.46%	(1.81)%	0%
$10.21	11.04%	$910	1.55%	1.55%	5.49%[8]	(1.54)%	0%

$12.13	17.16%	$16,200	1.74%	1.20%	1.77%	(1.21)%	303%
$10.87	6.19%	$427	1.20%	1.20%	1.99%	(2.21)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.63	(0.12)	0.34	0.22	(0.46)	(0.21)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.59	(0.12)	1.13	1.01	(0.44)	(0.53)	(0.97)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.78	(0.12)	1.04	0.92	—	(0.11)	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.57	(0.12)	0.40	0.28	(0.07)	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.30	(0.12)	(0.53)	(0.65)	(0.04)	(0.04)	(0.08)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.54	(0.15)	0.34	0.19	(0.43)	(0.21)	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.51	(0.15)	1.11	0.96	(0.40)	(0.53)	(0.93)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.73	(0.15)	1.04	0.89	—	(0.11)	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.55	(0.14)	0.39	0.25	(0.07)	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.28	(0.15)	(0.52)	(0.67)	(0.02)	(0.04)	(0.06)
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.62	(0.11)	0.34	0.23	(0.46)	(0.21)	(0.67)
FOR THE PERIOD 9/02/14[7]—12/31/14	$10.28	(0.04)	1.36	1.32	(0.45)	(0.53)	(0.98)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.18)	0.46	0.28	(0.51)	(0.30)	(0.81)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.80	(0.17)	1.72	1.55	(0.86)	(0.26)	(1.12)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.08)	0.89	0.81	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.21	(0.21)	0.46	0.25	(0.50)	(0.30)	(0.80)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.79	(0.19)	1.71	1.52	(0.84)	(0.26)	(1.10)
FOR THE PERIOD 7/16/13[9]—12/31/13	$10.00	(0.09)	0.89	0.80	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.17)	0.46	0.29	(0.52)	(0.30)	(0.82)
FOR THE PERIOD 9/02/14[7]—12/31/14	$10.33	(0.06)	2.09	2.03	(0.87)	(0.26)	(1.13)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.76	(0.15)	1.05	0.90	(0.74)	(0.16)	(0.90)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.78	(0.14)	0.85	0.71	(0.73)	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.90	(0.17)	0.61	0.44	(0.44)	(0.12)	(0.56)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.70	(0.17)	0.40	0.23	(0.01)	(0.02)	(0.03)
FOR THE PERIOD 7/18/11[9]—12/31/11	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$ 9.74	(0.17)	1.05	0.88	(0.72)	(0.16)	(0.88)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.76	(0.17)	0.85	0.68	(0.70)	—	(0.70)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.89	(0.20)	0.61	0.41	(0.42)	(0.12)	(0.54)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.69	(0.23)	0.45	0.22	—	(0.02)	(0.02)
FOR THE PERIOD 7/18/11[9]—12/31/11	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.75	(0.13)	1.05	0.92	(0.75)	(0.16)	(0.91)
FOR THE PERIOD 9/02/14[7]—12/31/14	$9.88	(0.11)	0.71	0.60	(0.73)	—	(0.73)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Expenses, Before Reimbursements and/or Waivers[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$10.18	2.00%	$7,778,072	1.21%	1.21%	1.21%	(1.11)%	0%
$10.63	9.69%	$5,633,607	1.23%	1.23%	1.23%	(1.20)%	0%
$10.59	9.40%	$4,506,181	1.23%	1.23%	1.23%	(1.22)%	0%
$9.78	2.99%	$2,136,959	1.25%	1.25%	1.25%	(1.24)%	0%
$9.57	(6.37)%	$1,078,662	1.25%	1.25%	1.30%	(1.22)%	0%

$10.09	1.75%	$1,588,011	1.47%	1.47%	1.47%	(1.38)%	0%
$10.54	9.34%	$1,310,969	1.50%	1.50%	1.50%	(1.47)%	0%
$10.51	9.14%	$1,408,085	1.50%	1.50%	1.50%	(1.48)%	0%
$9.73	2.68%	$527,318	1.50%	1.50%	1.52%	(1.48)%	0%
$9.55	(6.59)%	$476,854	1.50%	1.50%	1.57%	(1.47)%	0%

$10.18	2.16%	$240,185	1.13%	1.13%	1.13%	(1.01)%	0%
$10.62	12.99%	$113	1.15%	1.15%	1.16%	(1.11)%	0%

$10.70	2.48%	$258,691	1.61%	1.61%	1.65%	(1.52)%	0%
$11.23	14.68%	$146,261	1.65%	1.65%	1.76%[8]	(1.62)%	0%
$10.80	8.14%	$37,078	1.68%	1.65%	2.51%[8]	(1.66)%	0%

$10.66	2.19%	$137,115	1.89%	1.89%	1.92%	(1.78)%	0%
$11.21	14.37%	$9,367	1.90%	1.90%	2.12%[8]	(1.88)%	0%
$10.79	8.04%	$1,644	1.93%	1.90%	4.03%[8]	(1.92)%	0%

$10.70	2.54%	$133,722	1.55%	1.55%	1.59%	(1.45)%	0%
$11.23	19.94%	$45,436	1.55%	1.55%	1.68%[8]	(1.52)%	0%

$9.76	9.25%	$2,284,285	2.41%	1.97%	2.41%	(1.44)%	208%
$9.76	7.31%	$1,443,799	3.65%	1.98%	3.67%	(1.46)%	204%
$9.78	4.46%	$1,453,977	3.34%	1.98%	3.37%	(1.67)%	137%
$9.90	2.36%	$808,262	3.52%	1.98%	3.60%	(1.73)%	208%
$9.70	(2.57)%[11]	$257,168	2.23%	1.98%	2.59%	(1.09)%	133%

$9.74	9.02%	$103,504	2.67%	2.23%	2.68%	(1.66)%	208%
$9.74	7.03%	$84,480	3.91%	2.23%	3.96%	(1.75)%	204%
$9.76	4.16%	$74,641	3.59%	2.23%	3.66%	(1.95)%	137%
$9.89	2.22%	$43,104	3.76%	2.23%	3.93%	(2.32)%	208%
$9.69	(2.73)%[11]	$44,676	2.48%	2.23%	2.85%	(1.37)%	133%

$9.76	9.44%	$100,959	2.32%	1.88%	2.33%	(1.29)%	208%
$9.75	6.19%	$35,228	3.14%	1.88%	3.21%	(3.41)%	204%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.98	(0.05)	(1.31)	(1.36)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.29	(0.08)	(1.23)	(1.31)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.87	(0.09)	(1.49)	(1.58)	—	—	—
FOR THE PERIOD 7/09/12[9]—12/31/12	$10.00	(0.05)	(0.08)	(0.13)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.94	(0.08)	(1.29)	(1.37)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.27	(0.11)	(1.22)	(1.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.86	(0.11)	(1.48)	(1.59)	—	—	—
FOR THE PERIOD 7/09/12[9]—12/31/12	$10.00	(0.06)	(0.08)	(0.14)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.99	(0.05)	(1.31)	(1.36)	—	—	—
FOR THE PERIOD 9/02/14[7]—12/31/14	$8.60	(0.02)	(1.59)	(1.61)	—	—	—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.07)	(0.75)	(0.82)	—	(0.23)	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.77	(0.04)	0.81	0.77	(0.30)	(1.10)	(1.40)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.49	(0.07)	0.08 [12]	0.01	(0.27)	(0.46)	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.62	—	1.49	1.49	(0.14)	(0.48)	(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.28	0.04	0.51	0.55	(0.21)	(0.00)[10]	(0.21)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.10)	(0.73)	(0.83)	—	(0.23)	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.76	(0.07)	0.80	0.73	(0.25)	(1.10)	(1.35)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.47	(0.11)	0.08 [12]	(0.03)	(0.22)	(0.46)	(0.68)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.59	(0.03)	1.50	1.47	(0.11)	(0.48)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011†	$10.27	0.03	0.49	0.52	(0.20)	(0.00)[10]	(0.20)
AQR RISK PARITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.04)	(0.77)	(0.81)	—	(0.23)	(0.23)
FOR THE PERIOD 9/02/14[7]—12/31/14	$12.01	(0.04)	(0.43)[12]	(0.47)	(0.30)	(1.10)	(1.40)
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.08)	(1.19)	(1.27)	(0.03)	(0.46)	(0.49)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.87	(0.03)	0.95	0.92	(0.06)	(1.18)	(1.24)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.21	(0.06)	(0.23)	(0.29)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	0.01	0.23	0.24	(0.03)	—	(0.03)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.56	(0.10)	(1.20)	(1.30)	—	(0.46)	(0.46)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.86	(0.04)	0.93	0.89	(0.01)	(1.18)	(1.19)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.23	(0.09)	(0.23)	(0.32)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	(0.01)	0.25	0.24	(0.01)	—	(0.01)
AQR RISK PARITY II HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.03)	(1.25)	(1.28)	(0.03)	(0.46)	(0.49)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.37	(0.05)	(0.53)[12]	(0.58)	(0.06)	(1.18)	(1.24)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Expenses, Before Reimbursements and/or Waivers[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$5.62	(19.48)%	$71,321	0.94%	0.94%	1.14%	(0.88)%	0%
$6.98	(15.80)%	$46,443	1.01%	1.01%	1.34%	(1.00)%	0%
$8.29	(16.01)%	$28,375	1.05%	1.05%	1.32%	(1.05)%	0%
$9.87	(1.30)%	$63,331	1.05%	1.05%	1.72%	(1.04)%	0%

$5.57	(19.74)%	$2,083	1.25%	1.25%	1.48%	(1.21)%	0%
$6.94	(16.08)%	$4,764	1.26%	1.26%	1.59%	(1.25)%	0%
$8.27	(16.13)%	$3,861	1.30%	1.30%	1.70%	(1.28)%	0%
$9.86	(1.40)%	$2,206	1.30%	1.30%	4.00%	(1.30)%	0%

$5.63	(19.46)%	$29,122	0.90%	0.90%	1.11%	(0.85)%	0%
$6.99	(18.72)%	$15,482	0.90%	0.90%	1.31%	(0.89)%	0%

$9.09	(8.10)%	$492,977	0.93%	0.93%	0.94%	(0.71)%	157%
$10.14	7.04%	$583,927	0.90%	0.90%	0.90%	(0.34)%	94%
$10.77	0.12%	$855,024	0.89%	0.88%	0.89%	(0.64)%	167%
$11.49	14.05%	$868,661	0.95%	0.95%	0.95%	(0.03)%	72%
$10.62	5.45%[13]	$337,526	0.95%	0.95%	1.06%	0.41%	66%

$9.08	(8.20)%	$22,005	1.18%	1.18%	1.19%	(0.96)%	157%
$10.14	6.69%	$36,232	1.20%	1.20%	1.20%	(0.65)%	94%
$10.76	(0.23)%	$79,026	1.20%	1.20%	1.20%	(0.92)%	167%
$11.47	13.89%	$170,953	1.20%	1.20%	1.23%	(0.26)%	72%
$10.59	5.12%[13]	$51,560	1.20%	1.20%	1.42%	0.30%	66%

$9.10	(8.00)%	$2,796	0.85%	0.85%	0.86%	(0.37)%	157%
$10.14	(3.96)%	$96	0.85%	0.85%	0.86%	(0.99)%	94%

$7.79	(13.33)%	$40,890	1.13%	1.08%	1.43%	(0.83)%	184%
$9.55	9.23%	$42,279	1.20%	1.15%	1.54%	(0.28)%	108%
$9.87	(2.83)%	$17,577	1.23%	1.15%	1.85%	(0.62)%	257%
$10.21	2.44%	$16,254	1.28%	1.15%	2.26%	0.53%	0%

$7.80	(13.64)%	$5,493	1.45%	1.40%	1.77%	(1.04)%	184%
$9.56	9.02%	$7,834	1.45%	1.40%	1.86%	(0.37)%	108%
$9.86	(3.12)%	$8,652	1.48%	1.40%	2.22%	(0.84)%	257%
$10.23	2.38%	$5,805	1.53%	1.40%	3.44%	(0.62)%	0%

$7.78	(13.42)%	$2,413	1.11%	1.05%	1.43%	(0.36)%	184%
$9.55	(5.10)%	$95	1.10%	1.05%	1.47%	(1.49)%	108%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.90	(0.08)	(0.79)	(0.87)	(0.02)	(0.50)	(0.52)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.02	(0.04)	0.65	0.61	(0.02)	(0.71)	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.17	(0.06)	(0.08)	(0.14)	(0.01)	(0.00)[10]	(0.01)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	—	0.19	0.19	(0.02)	—	(0.02)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.10)	(0.78)	(0.88)	—	(0.50)	(0.50)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.99	(0.06)	0.65	0.59	—	(0.71)	(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.18	(0.07)	(0.11)	(0.18)	(0.01)	(0.00)[10]	(0.01)
FOR THE PERIOD 11/05/12[9]—12/31/12	$10.00	—	0.18	0.18	—	—	—
AQR RISK PARITY II MV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.89	(0.07)	(0.78)	(0.85)	(0.03)	(0.50)	(0.53)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.00	(0.04)	(0.33)[12]	(0.37)	(0.03)	(0.71)	(0.74)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.86	(0.14)	1.01	0.87	(0.56)	(0.03)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.10)	1.24	1.14	(1.16)	(0.30)	(1.46)
FOR THE PERIOD 10/30/13[9]—12/31/13	$10.00	(0.03)	0.44	0.41	(0.20)	(0.03)	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.17)	1.02	0.85	(0.55)	(0.03)	(0.58)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.16)	1.28	1.12	(1.13)	(0.30)	(1.43)
FOR THE PERIOD 10/30/13[9]—12/31/13	$10.00	(0.04)	0.45	0.41	(0.20)	(0.03)	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.14)	1.02	0.88	(0.57)	(0.03)	(0.60)
FOR THE PERIOD 9/02/14[7]—12/31/14	$10.35	(0.07)	0.86	0.79	(1.16)	(0.11)	(1.27)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.18	(0.08)	0.49	0.41	(0.17)	(0.03)	(0.20)
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.02)	0.32	0.30	(0.09)	(0.03)	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.09)	0.48	0.39	(0.14)	(0.03)	(0.17)
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.03)	0.32	0.29	(0.09)	(0.03)	(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.05)	0.48	0.43	(0.17)	(0.03)	(0.20)
FOR THE PERIOD 9/17/14[9]—12/31/14	$10.00	(0.01)	0.31	0.30	(0.10)	(0.03)	(0.13)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Expenses, Before Reimbursements and/or Waivers[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$8.51	(8.77)%	$85,918	0.93%	0.93%	1.10%	(0.80)%	159%
$9.90	6.04%	$106,473	0.95%	0.95%	1.12%	(0.34)%	128%
$10.02	(1.32)%	$37,848	0.95%	0.95%	1.18%	(0.61)%	234%
$10.17	1.87%	$29,993	0.95%	0.95%	2.07%	0.18%	0%

$8.49	(8.94)%	$4,242	1.20%	1.20%	1.38%	(0.99)%	159%
$9.87	5.87%	$7,795	1.20%	1.20%	1.44%	(0.54)%	128%
$9.99	(1.71)%	$9,397	1.20%	1.20%	1.59%	(0.71)%	234%
$10.18	1.80%	$2,259	1.20%	1.20%	2.81%	(0.29)%	0%

$8.51	(8.59)%	$99	0.85%	0.85%	1.03%	(0.68)%	159%
$9.89	(3.44)%	$97	0.85%	0.85%	1.03%	(1.13)%	128%

$10.14	8.76%	$1,341,232	2.25%	1.48%	2.29%	(1.39)%	138%
$9.86	11.30%	$387,666	2.56%	1.50%	2.56%	(0.95)%	145%
$10.18	4.08%	$403,243	2.07%	1.50%	2.11%[8]	(1.77)%	133%

$10.14	8.50%	$92,947	2.52%	1.75%	2.56%	(1.65)%	138%
$9.87	11.08%	$26,594	2.81%	1.75%	2.92%	(1.50)%	145%
$10.18	4.05%	$15,972	2.44%	1.75%	2.70%[8]	(2.05)%	133%

$10.15	8.80%	$394,568	2.17%	1.40%	2.21%	(1.37)%	138%
$9.87	7.67%	$74,872	2.46%	1.40%	2.57%	(1.94)%	145%

$10.39	4.02%	$152,172	1.11%	0.79%	1.46%	(0.80)%	213%
$10.18	3.07%	$28,094	1.01%	0.85%	1.49%[8]	(0.68)%	191%

$10.39	3.85%	$13,444	1.41%	1.09%	1.90%	(0.91)%	213%
$10.17	2.94%	$8,577	1.32%	1.10%	1.92%[8]	(0.91)%	191%

$10.40	4.23%	$22,176	1.08%	0.75%	1.57%	(0.50)%	213%
$10.17	2.98%	$23,695	1.00%	0.75%	1.75%[8]	(0.32)%	191%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Financial Highlights	December 31, 2015

*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
[1]	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
[2]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[4]	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
[5]	Portfolio turnover is not annualized.
[6]

For the period ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Diversified Arbitrage Fund—Class I	$0.08	0.73%
AQR Diversified Arbitrage Fund—Class N	0.04	0.42

[7]	Commencement of offering of shares.
[8]	Certain expenses incurred by the Fund were not annualized for the period.
[9]	Commencement of operations.
[10]	Amount is less than $.005 per share.
[11]

For the year ended December 31, 2011, the Adviser contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Adviser’s contribution increased the Fund’s total return by 0.14%.

[12]

The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

[13]

For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust consists of thirty-three active series, thirteen of which are presented in this book (collectively, the “Funds“ and each individually a “Fund”): AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund. The remaining active series, which have a fiscal year-end of September 30th, are reported in a separate book. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (the “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

The investment objective of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Global Macro Fund, the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund and the AQR Risk Parity II MV Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each of these funds offer Class I, Class N, and Class R6 shares.

On January 22, 2016 the Board of Trustees approved the closure of the AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund to new investors, effective March 31, 2016, subject to certain exceptions.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows, where applicable, and the Financial Highlights of the AQR Global Macro Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (“Consolidated Funds”) include the accounts of AQR Global Macro Offshore Fund Ltd., AQR Managed Futures Strategy Offshore Fund Ltd., AQR Managed Futures Strategy HV Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Style Premia Alternative Offshore Fund Ltd., and AQR Style Premia Alternative LV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each consolidated Fund may each invest up to 25% of their total assets in its respective Subsidiary, each of which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2015	% OF TOTAL NET ASSETS AT DECEMBER 31, 2015	NET REALIZED GAIN(LOSS) ON INVESTMENTS HELD IN SUBSIDIARY
AQR Global Macro Offshore Fund Ltd.	April 8, 2014	$12,210,047	23.3%	$2,669,504
AQR Managed Futures Strategy Offshore Fund Ltd.	January 5, 2010	2,175,788,011	22.6%	530,026,473
AQR Managed Futures Strategy HV Offshore Fund Ltd.	July 16, 2013	120,287,443	22.7%	31,626,156
AQR Multi-Strategy Alternative Offshore Fund Ltd.	July 18, 2011	384,521,988	15.5%	27,493,196
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	July 9, 2012	22,716,221	22.2%	(20,791,502)
AQR Risk Parity Offshore Fund Ltd.	September 29, 2010	105,801,550	20.4%	(39,564,550)
AQR Risk Parity II HV Offshore Fund Ltd.	November 5, 2012	11,295,646	23.1%	(6,651,656)
AQR Risk Parity II MV Offshore Fund Ltd.	November 5, 2012	13,320,475	14.8%	(7,803,962)
AQR Style Premia Alternative Offshore Fund Ltd.	October 30, 2013	412,330,607	22.5%	25,001,108
AQR Style Premia Alternative LV Offshore Fund Ltd.	September 17, 2014	42,221,963	22.5%	482,826

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and apply specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) on foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translation reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Interest purchased and interest sold on bonds is included in interest receivable and interest payable, respectively, in the Statements of Assets and Liabilities. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

Offering Cost: Offering costs, including professional fees, printing fees and initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2015, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 (“the Code”) and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock. The premiums attributable to the conversion feature are not amortized.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Inflation-Indexed Bonds: Certain Funds may invest in Inflation-indexed bonds which are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When one of the Funds purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded loan commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid. There were no unfunded commitments as of December 31, 2015.

Defaulted Securities and Distressed Investments: Certain Funds held defaulted securities or other securities which were placed in non-accrual status as the collection of a portion or all of the interest has been deemed to be uncollectible. The securities have been identified on the Schedules of Investments. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.

Securities Sold Short: Certain Funds sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security (short sale). When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

The net amount of fees incurred are included in the dividend and interest on securities sold short in the Statements of Operations and are as follows:

FUND
AQR Diversified Arbitrage Fund	$5,892,981
AQR Equity Market Neutral Fund	73,617
AQR Long-Short Equity Fund	168,757
AQR Multi-Strategy Alternative Fund	1,141,001
AQR Style Premia Alternative Fund	1,321,768
AQR Style Premia Alternative LV Fund	46,956

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received (paid) by a Fund are recorded as realized gains (losses) on swap contracts in the Statements of Operations.

The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly, including: market risk related to unfavorable changes in interest rates or in the price(s) of the underlying security(ies); credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Funds to close out their position(s).

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) on swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Basket Swaps: Certain Funds may enter into an equity basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any realized gains (losses) on positions, income, proceeds from corporate actions and accrued financing costs may become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of their investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within each Fund’s Schedule of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements under the terms of a master repurchase agreement. A Fund sells a security that it holds to a counterparty with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited. Reverse repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

The collateral held in relation to the repurchase agreements and reverse repurchase agreements was in U.S. Treasury Inflation Protected Securities with a maturity of up to 30 days in the amount of $6,778,074 for AQR Risk Parity II HV Fund.

Options: Certain Funds may write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, a Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject a Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject a Fund to risk of loss if the value of the security declines below the exercise price minus the put premium. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the period for the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund were as follows:

	CALL OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2014	(5,716)	$(2,340,132)
Options written	(22,405)	(875,288)
Options terminated	2,288	165,402
Options expired	16,981	455,108
Options exercised	4,056	378,530
Options outstanding, December 31, 2015	(4,796)	$(2,216,380)

	PUT OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	NUMBER OF CONTRACTS SUBJECT TO PUT	PREMIUM

Options outstanding, December 31, 2014	—	$—
Options written	(67)	(172,051)
Options terminated	—	—
Options expired	—	—
Options exercised	—	—
Options outstanding, December 31, 2015	(67)	$(172,051)

	CALL OPTIONS
AQR MULTI-STRATEGY ALTERNATIVE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2014	(829)	$(104,437)
Options written	—	—
Options terminated	—	—
Options expired	—	—
Options exercised	829	104,437
Options outstanding, December 31, 2015	—	$—

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates. As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on derivative instruments. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government and other securities or money market funds as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board.

The Board has delegated responsibility for applying approved valuation policies to the Adviser. The Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Adviser has established a Valuation Committee (the “VC”) whose function is to monitor the valuation of portfolio securities

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

and other financial derivative instruments and determine in good faith the fair value of portfolio holdings after consideration of all relevant factors. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 — Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades and are therefore considered Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore considered Level 2. In addition, equities traded outside of the Western Hemisphere are also considered Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depository Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Funds calculate their net asset value.

Fixed income securities and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in less than 60 days are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of estimated future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR DIVERSIFIED ARBITRAGE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks	$183,598,838	$105,147,397	$11,396,171	$300,142,406
Convertible Preferred Stocks	104,794,294	54,996,014	27,393,124	187,183,432
Corporate Bonds	—	11,866,958	4,726,199	16,593,157
Convertible Bonds	—	253,227,651	574,719	253,802,370
Securities In Litigation	—	—	90,995	90,995
Closed End Funds	103,582,307	—	—	103,582,307
Loan Participations	—	809,397	2,224,524	3,033,921
Open End Fund	295,133	—	—	295,133
Preferred Stocks	—	1,708,378	817,262	2,525,640
Rights	894,855	530,105	715,900	2,140,860
U.S. Treasury Bill	—	82,704,332	—	82,704,332
Warrants	10,479,812	6,296,975	1,573,200	18,349,987
Money Market Funds	—	329,945,407	—	329,945,407
Purchased Options	15,276	—	—	15,276
Futures Contracts*	182,399	—	—	182,399
Forward Foreign Currency Exchange Contracts*	—	1,467,728	—	1,467,728
Total Return Basket Swaps Contracts*	—	4,438,467	—	4,438,467

Total Assets	$403,842,914	$853,138,809	$49,512,094	$1,306,493,817

LIABILITIES
Common Stocks (Sold Short)	$(316,088,820)	$(978,044)	$(453)	$(317,067,317)
Convertible Bonds (Sold Short)	—	(28,297,234)	—	(28,297,234)
Exchange-Traded Fund (Sold Short)	(679,769)	—	—	(679,769)
Written Options (Sold Short)*	(201,436)	—	—	(201,436)
Futures Contracts*	(379,502)	—	—	(379,502)
Forward Foreign Currency Exchange Contracts*	—	(364,388)	—	(364,388)
Credit Default Swap Contracts*	—	(1,247,858)	—	(1,247,858)
Total Return Basket Swaps Contracts*	—	(3,110,613)	—	(3,110,613)

Total Liabilities	$(317,349,527)	$(33,998,137)	$(453)	$(351,348,117)
AQR EQUITY MARKET NEUTRAL FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$15,372,993	$60,338,736	$—	$75,711,729
U.S.Treasury Bill	—	50,522,368	—	50,522,368
Money Market Funds	—	178,161,947	—	178,161,947
Forward Foreign Currency Exchange Contracts*	—	54,341	—	54,341
Total Return Basket Swaps Contracts*	—	6,076,500	—	6,076,500

Total Assets	$15,372,993	$295,153,892	$—	$310,526,885

LIABILITIES
Common Stocks (Sold Short)†	$(17,290,825)	$(45,127,862)	$—	$(62,418,687)
Preferred Stocks (Sold Short)†	—	(1,185,918)	—	(1,185,918)
Forward Foreign Currency Exchange Contracts*	—	(124,079)	—	(124,079)
Total Return Basket Swaps Contracts*	—	(376,337)	—	(376,337)

Total Liabilities	$(17,290,825)	$(46,814,196)	$—	$(64,105,021)

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR GLOBAL MACRO FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
U.S.Treasury Bill	$—	$29,876,219	$—	$29,876,219
Money Market Funds	—	16,924,871	—	16,924,871
Futures Contracts*	366,082	—	—	366,082
Forward Foreign Currency Exchange Contracts*	—	816,404	—	816,404
Interest Rate Swap Contracts*	—	682,904	—	682,904
Total Return Swap Contracts*	—	124,582	—	124,582

Total Assets	$366,082	$48,424,980	$—	$48,791,062

LIABILITIES
Futures Contracts*	$(370,618)	$—	$—	$(370,618)
Forward Foreign Currency Exchange Contracts*	—	(306,582)	—	(306,582)
Interest Rate Swap Contracts*	—	(94,031)	—	(94,031)
Total Return Swap Contracts*	—	(18,100)	—	(18,100)

Total Liabilities	$(370,618)	$(418,713)	$—	$(789,331)
AQR LONG-SHORT EQUITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$30,498,265	$124,355,767	$—	$154,854,032
U.S.Treasury Bill	—	165,428,283	—	165,428,283
Money Market Funds	—	312,775,294	—	312,775,294
Futures Contracts*	3,296,263	—	—	3,296,263
Forward Foreign Currency Exchange Contracts*	—	964,654	—	964,654
Total Return Basket Swaps Contracts*	—	5,408,354	—	5,408,354
Total Return Swap Contracts*	—	414,386	—	414,386

Total Assets	$33,794,528	$609,346,738	$—	$643,141,266

LIABILITIES
Common Stocks (Sold Short)†	$(34,354,984)	$(87,118,924)	$—	$(121,473,908)
Preferred Stocks (Sold Short)†	—	(1,757,728)	—	(1,757,728)
Forward Foreign Currency Exchange Contracts*	—	(699,605)	—	(699,605)
Total Return Basket Swaps Contracts*	—	(5,455,052)	—	(5,455,052)

Total Liabilities	$(34,354,984)	$(95,031,309)	$—	$(129,386,293)
AQR MANAGED FUTURES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
U.S. Treasury Bill	$—	$8,021,262,203	$—	$8,021,262,203
Money Market Funds	—	1,412,495,198	—	1,412,495,198
Futures Contracts*	47,402,114	—	—	47,402,114
Forward Foreign Currency Exchange Contracts*	—	154,800,955	—	154,800,955
Total Return Swap Contracts*	—	19,080,592	—	19,080,592

Total Assets	$47,402,114	$9,607,638,948	$—	$9,655,041,062

LIABILITIES
Futures Contracts*	$(50,976,303)	$—	$—	$(50,976,303)
Forward Foreign Currency Exchange Contracts*	—	(196,445,264)	—	(196,445,264)
Total Return Swap Contracts*	—	(9,008,678)	—	(9,008,678)

Total Liabilities	$(50,976,303)	$(205,453,942)	$—	$(256,430,245)

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
U.S.Treasury Bill	$—	$390,109,789	$—	$390,109,789
Money Market Funds	—	108,289,490	—	108,289,490
Futures Contracts*	3,812,342	—	—	3,812,342
Forward Foreign Currency Exchange Contracts*	—	12,115,744	—	12,115,744
Total Return Swap Contracts*	—	1,421,210	—	1,421,210

Total Assets	$3,812,342	$511,936,233	$—	$515,748,575

LIABILITIES
Futures Contracts*	$(3,987,785)	$—	$—	$(3,987,785)
Forward Foreign Currency Exchange Contracts*	—	(15,402,116)	—	(15,402,116)
Total Return Swap Contracts*	—	(732,814)	—	(732,814)

Total Liabilities	$(3,987,785)	$(16,134,930)	$—	$(20,122,715)
AQR MULTI-STRATEGY ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$106,474,358	$—	$408,524	$106,882,882
Convertible Preferred Stocks†	201,579,310	72,572,993	—	274,152,303
Corporate Bonds†	—	246,875	—	246,875
Convertible Bonds†	—	550,569,539	416,739	550,986,278
U.S.Treasury Bill	—	106,806,095	—	106,806,095
Money Market Funds	—	1,250,165,700	—	1,250,165,700
Futures Contracts*	2,140,906	—	—	2,140,906
Forward Foreign Currency Exchange Contracts*	—	36,246,359	—	36,246,359
Credit Default Swap Contracts*	—	194,065	—	194,065
Total Return Basket Swaps Contracts*	—	148,068,820	—	148,068,820
Total Return Swap Contracts*	—	2,570,600	—	2,570,600

Total Assets	$310,194,574	$2,167,441,046	$825,263	$2,478,460,883

LIABILITIES
Common Stocks (Sold Short)†	$(588,406,560)	$—	$—	$(588,406,560)
Futures Contracts*	(4,710,738)	—	—	(4,710,738)
Forward Foreign Currency Exchange Contracts*	—	(22,536,170)	—	(22,536,170)
Total Return Basket Swaps Contracts*	—	(5,703,338)	—	(5,703,338)
Total Return Swap Contracts*	—	(8,205,880)	—	(8,205,880)

Total Liabilities	$(593,117,298)	$(36,445,388)	$—	$(629,562,686)
AQR RISK-BALANCED COMMODITIES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
U.S.Treasury Bill	$—	$52,583,037	$—	$52,583,037
Money Market Funds	—	39,904,434	—	39,904,434
Total Return Swap Contracts*	—	323,845	—	323,845

Total Assets	$—	$92,811,316	$—	$92,811,316

LIABILITIES
Futures Contracts*	$(3,355,122)	$—	$—	$(3,355,122)
Total Return Swap Contracts*	—	(557,767)	—	(557,767)

Total Liabilities	$(3,355,122)	$(557,767)	$—	$(3,912,889)

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Government Related Obligations	$—	$62,301,527	$—	$62,301,527
U.S. Treasury Bill	—	107,355,380	—	107,355,380
U.S. Treasury Obligations	—	94,207,063	—	94,207,063
Money Market Funds	—	225,690,996	—	225,690,996
Futures Contracts*	1,111,618	—	—	1,111,618
Forward Foreign Currency Exchange Contracts*	—	991,423	—	991,423
Interest Rate Swap Contracts*	—	254,057	—	254,057
Credit Default Swap Contracts*	—	5,114,137	—	5,114,137
Total Return Swap Contracts*	—	184,650	—	184,650

Total Assets	$1,111,618	$496,099,233	$—	$497,210,851

LIABILITIES
Futures Contracts*	$(6,287,318)	$—	$—	$(6,287,318)
Forward Foreign Currency Exchange Contracts*	—	(4,912,113)	—	(4,912,113)
Interest Rate Swap Contracts*	—	(451,155)	—	(451,155)
Total Return Swap Contracts*	—	(884,195)	—	(884,195)

Total Liabilities	$(6,287,318)	$(6,247,463)	$—	$(12,534,781)
AQR RISK PARITY II HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Government Related Obligations	$—	$6,797,727	$—	$6,797,727
Repurchase Agreements	—	2,525,961	—	2,525,961
U.S. Treasury Bill	—	10,186,263	—	10,186,263
U.S. Treasury Obligations	—	10,335,368	—	10,335,368
Money Market Funds	—	25,334,185	—	25,334,185
Futures Contracts*	186,810	—	—	186,810
Forward Foreign Currency Exchange Contracts*	—	41,152	—	41,152
Total Return Swap Contracts*	—	36,390	—	36,390

Total Assets	$186,810	$55,257,046	$—	$55,443,856

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(9,233,035)	$—	$(9,233,035)
Futures Contracts*	(897,444)	—	—	(897,444)
Forward Foreign Currency Exchange Contracts*	—	(158,019)	—	(158,019)
Total Return Swap Contracts*	—	(140,718)	—	(140,718)

Total Liabilities	$(897,444)	$(9,531,772)	$—	$(10,429,216)
AQR RISK PARITY II MV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Government Related Obligations	$—	$10,252,599	$—	$10,252,599
U.S. Treasury Bill	—	18,869,617	—	18,869,617
U.S. Treasury Obligations	—	15,343,245	—	15,343,245
Money Market Funds	—	43,025,454	—	43,025,454
Futures Contracts*	279,038	—	—	279,038
Forward Foreign Currency Exchange Contracts*	—	55,018	—	55,018
Total Return Swap Contracts*	—	121,247	—	121,247

Total Assets	$279,038	$87,667,180	$—	$87,946,218

LIABILITIES
Futures Contracts*	$(1,293,475)	$—	$—	$(1,293,475)
Forward Foreign Currency Exchange Contracts*	—	(209,065)	—	(209,065)
Total Return Swap Contracts*	—	(355,699)	—	(355,699)

Total Liabilities	$(1,293,475)	$(564,764)	$—	$(1,858,239)

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$—	$671,441,026	$—	$671,441,026
Preferred Stocks†	—	7,283,817	—	7,283,817
U.S.Treasury Bill	—	369,724,615	—	369,724,615
Money Market Funds	—	1,111,259,579	—	1,111,259,579
Futures Contracts*	7,418,990	—	—	7,418,990
Forward Foreign Currency Exchange Contracts*	—	19,468,488	—	19,468,488
Total Return Swap Contracts*	—	2,392,364	—	2,392,364

Total Assets	$7,418,990	$2,181,569,889	$—	$2,188,988,879

LIABILITIES
Common Stocks (Sold Short)†	$—	$(485,078,866)	$(2)	$(485,078,868)
Preferred Stocks (Sold Short)†	—	(3,260,520)	—	(3,260,520)
Futures Contracts*	(27,450,618)	—	—	(27,450,618)
Forward Foreign Currency Exchange Contracts*	—	(11,836,195)	—	(11,836,195)
Total Return Basket Swaps Contracts*	—	(18,170,268)	—	(18,170,268)
Total Return Swap Contracts*	—	(7,145,945)	—	(7,145,945)

Total Liabilities	$(27,450,618)	$(525,491,794)	$(2)	$(552,942,414)
AQR STYLE PREMIA ALTERNATIVE LV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$—	$37,096,219	$—	$37,096,219
Preferred Stocks†	—	201,636	—	201,636
U.S.Treasury Bill	—	51,073,338	—	51,073,338
Money Market Funds	—	116,829,809	—	116,829,809
Futures Contracts*	417,848	—	—	417,848
Forward Foreign Currency Exchange Contracts*	—	1,069,551	—	1,069,551
Total Return Basket Swaps Contracts*	—	1,528,900	—	1,528,900
Total Return Swap Contracts*	—	147,827	—	147,827

Total Assets	$417,848	$207,947,280	$—	$208,365,128

LIABILITIES
Common Stocks (Sold Short)†	$—	$(27,481,412)	$—	$(27,481,412)
Preferred Stocks (Sold Short)†	—	(256,418)	—	(256,418)
Futures Contracts*	(1,438,152)	—	—	(1,438,152)
Forward Foreign Currency Exchange Contracts*	—	(679,517)	—	(679,517)
Total Return Swap Contracts*	—	(366,986)	—	(366,986)

Total Liabilities	$(1,438,152)	$(28,784,333)	$—	$(30,222,485)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Credit default swaps, interest rate swaps and option contracts are reported at market value. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.
†	Please refer to the Schedule of Investments to view securities segregated by country.

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the year ended December 31, 2015, the amount of securities that transferred from Level 1 into Level 2 for the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund and AQR Multi-Strategy Alternative Fund was $21,014,246, $242,650 and $29,061,398, respectively, and the amount transferred from Level 2 into Level 1 for the AQR Diversified Arbitrage Fund and AQR Equity Market Neutral Fund was $13,416,565 and $532,930, respectively. There were no transfers of investments between levels for any of the remaining Funds.

There were no Level 3 securities held at period end, except where noted in AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund. Securities classified as Level 3 in the Schedule of Investments are considered quantitatively insignificant in the aggregate for AQR Style Premia Alternative Fund.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

The following tables include a rollforward of the balances of investments classified within Level 3 of the fair value hierarchy for the period for each Fund that held Level 3 securities that were considered quantitatively significant:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCK	CONVERTIBLE PREFERRED STOCK	LOAN PARTI- CIPATIONS/ CORPORATE BONDS	CONVER- TIBLE BOND	PREFERRED STOCK	RIGHTS	WARRANT	SECURITIES IN LITGATION	SHORT COMMON STOCKS
Balance as of December 31, 2014	$70,433,999	$24,872,000	$79,673,833	$291,618	$853,511	$3,286,022	$1,270,739	$93,245	$(453)
Accrued discounts/(premiums)	—	—	459,659	1,219	—	—	—	59	—
Realized gain/(loss)	(968,426)	—	(15,686,939)	(622,500)	—	2,513,980	365,322	—	—
Change in unrealized appreciation/ (depreciation)	(3,971,390)	2,521,124	2,522,928	(2,283,927)	(36,249)	(2,519,904)	(609,417)	(2,309)	—
Purchases[1]	7,316,457	—	17,686,890	2,275,000	—	—	1,322,280	—	— (a)
Sales[2]	(31,971,322)	—	(90,495,157)	(877,500)	—	(2,513,980)	(392,925)	—	—
Transfers in to Level 3	—	—	15,800,377	1,790,809	—	—	305,832	—	—
Transfers out of Level 3	(29,443,147)	—	(3,010,868)	—	—	(50,218)	(688,631)	—	—
Balance as of December 31, 2015	$11,396,171	$27,393,124	$6,950,723	$574,719	$817,262	$715,900	$1,573,200	$90,995	$(453)
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2015	$(4,624,300)	$2,521,124	$(16,533,181)	$(2,955,832)	$(36,249)	$(2,519,904)	$(98,772)	$(2,250)	$—

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCK	CONVERTIBLE BOND	RIGHTS
Balance as of December 31, 2014	$—	$—	$—	(a)
Accrued discounts/(premiums)	—	8,042	—
Realized gain/(loss)	114,365	—	—
Change in unrealized appreciation/(depreciation)	(343,182)	(21,074)	—
Purchases[1]	—	—	—
Sales[2]	(412,279)	—	—	(a)
Transfers in to Level 3	1,049,620	429,771	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2015	$408,524	$416,739	$—
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2015	$(134,246)	$(13,031)	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.
(a)	Security has zero value.

The fair market values of Level 3 investments are based on significant unobservable inputs that reflect the Adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of a Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount, earnings multiples and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discounts, theoretical values, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

At December 31, 2015, all of the investments classified within Level 3 of the fair value hierarchy held by the AQR Multi-Strategy Alternative Fund are valued by vendor pricing or brokers. The following table summarizes the quantitative inputs and assumptions used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended December 31, 2015 for the AQR Diversified Arbitrage Fund:

Quantitative Information about Level 3 Fair Value Measurements*

INVESTMENT TYPE	FAIR VALUE AT 12/31/2015	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Common Stock	$1,798,965	Enterprise Value Waterfall Analysis	EBITDA Multiple	7.5x	N/A
			Discount for Lack of Marketability**	20.1%—29.9%	28.4%
			Volatility	38.3%—58.6%	55.3%
			Revenue Multiple	1.10x—1.15x	1.13%
	$1,766,446	Options Pricing Model	Discount for Lack of Marketability**	2.8%	N/A
			Volatility	54.6%	N/A
	$1,473,413	Probability Weighted Expected Return	Discount for Lack of Marketability**	43.0%	N/A
			Equity Cost of Capital	33.1%	N/A
			Volatility	83.6%	N/A
			Scenario Probability	45.0%—55.0%	N/A
	$2,548,055	Public Price Adjusted for Lack of Marketability	Discount for Lack of Marketability**	8.6%—51.2%	8.8%
			Volatility	61.7%—147.5%	62.0%

Convertible Bond	$4,552	Liquidation Analysis	Expected Remaining Distributions	6.5%	N/A
			Discount for Lack of Marketability**	1.5%	N/A
			Volatility	31.3%	N/A

Convertible Preferred Stock	$27,392,207	Discounted Cash Flows Analysis	Discount Rate	7.6%	N/A

Preferred Stock	$817,262	Discounted Cash Flows Analysis	Equity Cost of Capital	14.2%	N/A

Right	$197,135	Options Pricing Model	Discount for Lack of Marketability**	26.7%	N/A
			Volatility	75.0%	N/A
	$515,927	Probability Weighted Expected Return	Discount for Lack of Marketability**	21.4%—38.1%	31.4%
			Equity Cost of Capital	15.7%—20.5%	19.3%
			Scenario Probability	22.5%—70.0%	57.4%
			Volatility	51.5%—58.4%	56.6%

Securities in Litigation	$90,996	Liquidation Analysis	Recovery Probability	2.5%	N/A
			Liquidation Cost (% of capital)	28.1%	N/A

Warrant	$98,840	Options Pricing Model	Discount for Lack of Marketability**	10.0%—15.0%	N/A
			Volatility	41.4%	N/A

*

The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2015, the value of these securities was $12,807,842. The inputs for these securities are not readily available or cannot be reasonably estimated and are

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

6. Federal Income Tax Matters

At December 31, 2015, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Diversified Arbitrage Fund	$1,534,733,677	$55,089,980	$(289,418,434)	$(234,328,454)
AQR Equity Market Neutral Fund	304,256,119	2,601,950	(2,462,025)	139,925
AQR Global Macro Fund	46,801,121	—	(31)	(31)
AQR Long-Short Equity Fund	635,516,954	4,588,240	(7,047,585)	(2,459,345)
AQR Managed Futures Strategy Fund	9,432,505,947	1,496,738	(245,284)	1,251,454
AQR Managed Futures Strategy HV Fund	498,365,340	39,356	(5,417)	33,939
AQR Multi-Strategy Alternative Fund	2,280,706,295	75,561,318	(67,027,480)	8,533,838
AQR Risk Balanced Commodities Strategy Fund	92,484,468	3,486	(483)	3,003
AQR Risk Parity Fund	495,016,371	8,758	(5,470,163)	(5,461,405)
AQR Risk Parity II HV Fund	55,826,765	95	(647,356)	(647,261)
AQR Risk Parity II MV Fund	88,411,894	857	(921,836)	(920,979)
AQR Style Premia Alternative Fund	2,145,571,006	41,102,674	(26,964,643)	14,138,031
AQR Style Premia Alternative LV Fund	204,365,400	1,865,554	(1,029,952)	835,602

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, and differences in the tax treatment of passive foreign investment companies (“PFIC”), investments in partnerships, convertible securities, contingent payment debt instruments (“CPDI”) and investments in inflation protected securities.

As of December 31, 2015, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR (TAX BASIS CAPITAL LOSS CARRYFORWARDS)	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Diversified Arbitrage Fund	$23,629,111	$(132,212,805)	$(182,546,156)	$(34,225,955)	$284,068	$(325,071,737)
AQR Equity Market Neutral Fund	2,415,816	85,515	2,211,434	(7,900)	96,473	4,801,338
AQR Global Macro Fund	—	2,770	152,452	(735,598)	593,573	13,197
AQR Long-Short Equity Fund	4,474,128	—	8,317,211	(3,363,537)	132,687	9,560,489
AQR Managed Futures Strategy Fund	2,204,303	—	(98,131,710)	(281,401,377)	197,634,901	(179,693,883)
AQR Managed Futures Strategy HV Fund	98,316	—	(6,789,714)	(22,053,898)	15,491,014	(13,254,282)
AQR Multi-Strategy Alternative Fund	30,790,530	(6,568,303)	(78,105,400)	—	7,342,092	(46,541,081)
AQR Risk Balanced Commodities Strategy Fund	—	(12,630)	(8,420,932)	—	(3,795,206)	(12,228,768)
AQR Risk Parity Fund	—	208,396	(10,880,806)	(13,695,172)	(7,544,359)	(31,911,941)
AQR Risk Parity II HV Fund	—	—	(1,813,968)	(2,269,683)	(1,406,105)	(5,489,756)

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR (TAX BASIS CAPITAL LOSS CARRYFORWARDS)	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Risk Parity II MV Fund	$—	$—	$(2,386,046)	$(3,016,862)	$(1,598,156)	$(7,001,064)
AQR Style Premia Alternative Fund	64,252,620	(31,783,961)	(34,031,889)	—	6,179,408	4,616,178
AQR Style Premia Alternative LV Fund	1,163,993	(1,282,395)	84,071	—	89,561	55,230

The differences between book basis and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, mark to market and income on certain swaps, late year ordinary loss deferrals, straddle loss deferrals, loss deferrals on unsettled short sales, investments in partnerships, investments in inflation protected securities, post-October capital loss deferrals, deemed dividends from convertible securities, Cayman subsidiary taxable income, CPDI accrued income, capital loss carryforwards and finance charges on basket swaps.

As of December 31, 2015, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Diversified Arbitrage Fund	$56,145,486	$(56,145,586)	$100
AQR Equity Market Neutral Fund	3,185,328	(3,150,806)	(34,522)
AQR Global Macro Fund	2,508,975	(133,698)	(2,375,277)
AQR Long-Short Equity Fund	32,926,241	(32,926,122)	(119)
AQR Managed Futures Strategy Fund	930,782,804	(512,981,176)	(417,801,628)
AQR Managed Futures Strategy HV Fund	47,033,675	(32,100,360)	(14,933,315)
AQR Multi-Strategy Alternative Fund	180,037,121	(146,602,195)	(33,434,926)
AQR Risk Balanced Commodities Strategy Fund	(4,845,930)	22,173,242	(17,327,312)
AQR Risk Parity Fund	(8,515,302)	46,376,798	(37,861,496)
AQR Risk Parity II HV Fund	(2,576,604)	7,993,988	(5,417,384)
AQR Risk Parity II MV Fund	(2,820,830)	9,348,959	(6,528,129)
AQR Style Premia Alternative Fund	165,744,745	(165,806,409)	61,664
AQR Style Premia Alternative LV Fund	3,352,796	(3,064,282)	(288,514)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of foreign currency gain/loss, dividend expense for securities sold short, investments in PFICs, investments in certain swap contracts, distribution reclassifications, net operating losses, finance charges and monthly reset on basket swaps, CPDI accrual income, and the tax treatment of income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the fiscal year-ends December 31, 2015 and December 31, 2014 were as follows:

	DECEMBER 31, 2015			DECEMBER 31, 2014
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Diversified Arbitrage Fund	$48,100,540	$—	$—	$42,184,546	$—	$—
AQR Equity Market Neutral Fund	5,313,037	102,719	—	327,559	—	3,100
AQR Global Macro Fund	982,330	1,765,884	—	—	65,718	—
AQR Long-Short Equity Fund	22,341,353	768,361	—	3,695,245	158,787	137,442
AQR Managed Futures Strategy Fund	457,793,882	132,351,997	—	397,007,505	194,482,633	—
AQR Managed Futures Strategy HV Fund	25,876,162	9,217,388	—	15,283,006	3,010,679	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	DECEMBER 31, 2015			DECEMBER 31, 2014
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Multi-Strategy Alternative Fund	$204,859,857	$—	$—	$108,646,645	$398,487	$—
AQR Risk Parity Fund	7,941,558	5,238,673	—	65,645,098	15,092,700	—
AQR Risk Parity II HV Fund	1,670,028	935,618	—	3,324,717	2,288,332	—
AQR Risk Parity II MV Fund	2,477,291	2,518,203	—	3,714,288	3,529,309	—
AQR Style Premia Alternative Fund	92,480,282	—	—	61,067,637	5,032,183	—
AQR Style Premia Alternative LV Fund	3,352,540	28,347	—	380,534	69,820	—

During the year ended December 31, 2015, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Equity Market Neutral Fund	$1,143	$2,606

As of December 31, 2015, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Diversified Arbitrage Fund	$84,405,717	$47,807,088
AQR Multi-Strategy Alternative Fund	6,568,303	—
AQR Risk Balanced Commodities Strategy Fund	12,630	—
AQR Style Premia Alternative Fund	22,115,573	9,668,388
AQR Style Premia Alternative LV Fund	674,702	607,693

7. Investment Transactions

During the year ended December 31, 2015, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$2,636,940,344	$3,729,132,026	$1,275,766,742	$1,726,855,351
AQR Equity Market Neutral Fund	78,326,060	4,391,238	80,473,252	16,040,866
AQR Long-Short Equity Fund	169,391,253	11,118,891	164,176,695	30,341,274
AQR Multi-Strategy Alternative Fund	1,043,862,256	816,386,437	716,298,435	532,919,116
AQR Risk Parity Fund	339,238,988	381,190,826	—	—
AQR Risk Parity II HV Fund	52,258,036	54,981,653	—	—
AQR Risk Parity II MV Fund	55,337,593	58,376,403	—	—
AQR Style Premia Alternative Fund	559,904,911	90,808,538	502,989,840	169,676,112
AQR Style Premia Alternative LV Fund	31,547,668	8,502,229	27,940,063	11,317,456

During the year ended December 31, 2015, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

FUND	PURCHASES	SALES
AQR Diversified Arbitrage Fund	$4,625,903	$4,622,109
AQR Risk Parity Fund	184,259,370	205,827,772
AQR Risk Parity II HV Fund	29,126,080	30,410,912
AQR Risk Parity II MV Fund	29,920,166	31,444,212

8. Derivative Instruments and Activities

Certain funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts held at December 31, 2015, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities* at December 31, 2015.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$4,248,128	$—	$534,979	$3,110,613	$—	$201,436
AQR Equity Market Neutral Fund	—	6,076,500	—	—	376,337	—	—
AQR Global Macro Fund	488,551	111,154	—	310,329	18,100	—	—
AQR Long-Short Equity Fund	3,739,853	5,822,740	—	443,590	5,455,052	—	—
AQR Managed Futures Strategy Fund	12,491,809	9,387,294	—	30,109,698	4,330,887	—	—
AQR Managed Futures Strategy HV Fund	1,019,704	676,133	—	2,413,103	338,187	—	—
AQR Multi-Strategy Alternative Fund	2,967,139	149,771,815	—	6,437,557	11,854,202	—	—
AQR Risk Parity Fund	1,228,399	90,080	—	166,789	232,054	—	—
AQR Risk Parity II HV Fund	207,585	23,619	—	29,558	34,391	—	—
AQR Risk Parity II MV Fund	300,427	27,681	—	33,319	54,106	—	—
AQR Style Premia Alternative Fund	2,621,029	2,368,266	—	14,232,962	21,907,166	—	—
AQR Style Premia Alternative LV Fund	112,673	1,668,281	—	783,058	192,291	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	1,467,728	—	—	364,388	—
AQR Equity Market Neutral Fund	—	—	54,341	—	—	124,079	—
AQR Global Macro Fund	—	—	816,404	—	—	306,582	—
AQR Long-Short Equity Fund	—	—	964,654	—	—	699,605	—
AQR Managed Futures Strategy Fund	—	—	154,800,955	—	—	196,445,264	—
AQR Managed Futures Strategy HV Fund	—	—	12,115,744	—	—	15,402,116	—
AQR Multi-Strategy Alternative Fund	—	—	36,246,359	—	—	22,536,170	—
AQR Risk Parity Fund	—	—	991,423	—	—	4,912,113	—
AQR Risk Parity II HV Fund	—	—	41,152	—	—	158,019	—
AQR Risk Parity II MV Fund	—	—	55,018	—	—	209,065	—
AQR Style Premia Alternative Fund	—	—	19,468,488	—	—	11,836,195	—
AQR Style Premia Alternative LV Fund	—	—	1,069,551	—	—	679,517	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	337,876	561,243	—	—	370,904	—	—
AQR Global Macro Fund	275,966	4,460,229	—	620,415	3,871,356	—	—
AQR Managed Futures Strategy Fund	6,674,688	—	—	31,054,671	—	—	—
AQR Managed Futures Strategy HV Fund	524,300	—	—	2,424,402	—	—	—
AQR Multi-Strategy Alternative Fund	3,013,301	164,019	—	3,992,446	—	—	—
AQR Risk Parity Fund	304,903	1,817,546	—	2,092,199	2,014,644	—	—
AQR Risk Parity II HV Fund	45,171	—	—	315,194	—	—	—
AQR Risk Parity II MV Fund	76,031	—	—	476,570	—	—	—
AQR Style Premia Alternative Fund	9,185,834	—	—	12,311,636	—	—	—
AQR Style Premia Alternative LV Fund	573,022	—	—	796,272	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	1,247,858	—	—
AQR Multi-Strategy Alternative Fund	—	194,065	—	—	—	—	—
AQR Risk Parity Fund	—	7,345,564	—	—	2,231,427	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Commodity Risk Exposure:
AQR Global Macro Fund	$304,867	$13,428	$—	$143,176	$—	$—	$—
AQR Managed Futures Strategy Fund	76,118,720	9,693,298	—	37,695,037	4,677,791	—	—
AQR Managed Futures Strategy HV Fund	5,941,533	745,077	—	2,823,475	394,627	—	—
AQR Multi-Strategy Alternative Fund	5,372,941	703,586	—	3,493,210	2,055,016	—	—
AQR Risk-Balanced Commodities Strategy Fund	2,301,510	323,845	—	5,656,632	557,767	—	—
AQR Risk Parity Fund	1,611,720	94,570	—	6,061,734	652,141	—	—
AQR Risk Parity II HV Fund	232,816	12,771	—	851,454	106,327	—	—
AQR Risk Parity II MV Fund	342,386	93,566	—	1,223,392	301,593	—	—
AQR Style Premia Alternative Fund	4,215,663	24,098	—	9,509,556	3,409,047	—	—
AQR Style Premia Alternative LV Fund	295,034	8,446	—	421,703	174,695	—	—

Netting:
AQR Diversified Arbitrage Fund	(337,876)	(4,729,375)	(364,388)	(337,876)	(4,729,375)	(364,388)	—
AQR Equity Market Neutral Fund	—	(376,337)	(54,341)	—	(376,337)	(54,341)	—
AQR Global Macro Fund	(1,069,384)	(3,889,456)	(306,582)	(1,069,384)	(3,889,456)	(306,582)	—
AQR Long-Short Equity Fund	(443,590)	(5,455,052)	(699,605)	(443,590)	(5,455,052)	(699,605)	—
AQR Managed Futures Strategy Fund	(95,285,217)	(9,008,678)	(154,800,955)	(95,285,217)	(9,008,678)	(154,800,955)	—
AQR Managed Futures Strategy HV Fund	(7,485,537)	(732,814)	(12,115,744)	(7,485,537)	(732,814)	(12,115,744)	—
AQR Multi-Strategy Alternative Fund	(11,353,381)	(13,909,218)	(22,536,170)	(11,353,381)	(13,909,218)	(22,536,170)	—
AQR Risk-Balanced Commodities Strategy Fund	(2,301,510)	(323,845)	—	(2,301,510)	(323,845)	—	—
AQR Risk Parity Fund	(3,145,022)	(5,130,266)	(991,423)	(3,145,022)	(5,130,266)	(991,423)	—
AQR Risk Parity II HV Fund	(485,572)	(36,390)	(41,152)	(485,572)	(36,390)	(41,152)	—
AQR Risk Parity II MV Fund	(718,844)	(121,247)	(55,018)	(718,844)	(121,247)	(55,018)	—
AQR Style Premia Alternative Fund	(16,022,526)	(2,392,364)	(11,836,195)	(16,022,526)	(2,392,364)	(11,836,195)	—
AQR Style Premia Alternative LV Fund	(980,729)	(366,986)	(679,517)	(980,729)	(366,986)	(679,517)	—

Net Fair Value of Derivative Contracts:
AQR Diversified Arbitrage Fund	—	79,996	1,103,340	197,103	—	—	201,436
AQR Equity Market Neutral Fund	—	5,700,163	—	—	—	69,738	—
AQR Global Macro Fund	—	695,355	509,822	4,536	—	—	—
AQR Long-Short Equity Fund	3,296,263	367,688	265,049	—	—	—	—
AQR Managed Futures Strategy Fund	—	10,071,914	—	3,574,189	—	41,644,309	—
AQR Managed Futures Strategy HV Fund	—	688,396	—	175,443	—	3,286,372	—
AQR Multi-Strategy Alternative Fund	—	136,924,267	13,710,189	2,569,832	—	—	—
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	3,355,122	233,922	—	—
AQR Risk Parity Fund	—	4,217,494	—	5,175,700	—	3,920,690	—
AQR Risk Parity II HV Fund	—	—	—	710,634	104,328	116,867	—
AQR Risk Parity II MV Fund	—	—	—	1,014,437	234,452	154,047	—
AQR Style Premia Alternative Fund	—	—	7,632,293	20,031,628	22,923,849	—	—
AQR Style Premia Alternative LV Fund	—	1,309,741	390,034	1,020,304	—	—	—

*	May include cumulative appreciation (depreciation) of exchange-traded and centrally cleared derivatives as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange traded derivatives.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2015:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$(9,126,737)	$27,187,587	$—	$854,357	$11,642,869	$(22,507,896)	$—	$588,688
AQR Equity Market Neutral Fund	172,181	3,165,894	—	—	7,134	5,370,356	—	—
AQR Global Macro Fund	(2,643,180)	(331,830)	—	—	15,533	87,024	—	—
AQR Long-Short Equity Fund	(1,896,816)	32,625,929	—	—	2,366,022	(3,123,427)	—	—
AQR Managed Futures Strategy Fund	(96,989,797)	(87,737,201)	—	—	(39,941,613)	(1,642,887)	—	—
AQR Managed Futures Strategy HV Fund	(10,202,806)	(5,222,277)	—	—	(2,342,473)	50,714	—	—
AQR Multi-Strategy Alternative Fund	(30,028,416)	119,146,728	—	103,616	4,657,889	76,468,157	—	135,144
AQR Risk Parity Fund	(1,427,918)	(4,175,487)	—	—	(3,588,240)	(730,160)	—	—
AQR Risk Parity II HV Fund	(573,459)	(733,812)	—	—	(569,003)	(104,572)	—	—
AQR Risk Parity II MV Fund	69	(903,166)	—	—	(810,880)	(166,631)	—	—
AQR Style Premia Alternative Fund	11,140,153	145,847,255	—	—	(7,863,725)	(35,917,738)	—	—
AQR Style Premia Alternative LV Fund	732,461	2,661,574	—	—	(562,828)	1,149,948	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	14,688,702	—	—	—	(5,362,743)	—
AQR Equity Market Neutral Fund	—	—	183,996	—	—	—	(76,949)	—
AQR Global Macro Fund	—	—	2,362,397	—	—	—	271,754	—
AQR Long-Short Equity Fund	—	—	(2,242,959)	—	—	—	410,684	—
AQR Managed Futures Strategy Fund	—	—	71,394,607	—	—	—	(108,211,860)	—
AQR Managed Futures Strategy HV Fund	—	—	1,411,097	—	—	—	(6,025,948)	—
AQR Multi-Strategy Alternative Fund	—	—	(538,403)	—	—	—	8,637,965	—
AQR Risk Parity Fund	—	—	(5,018)	—	—	—	(2,037,144)	—
AQR Risk Parity II HV Fund	—	—	964,687	—	—	—	(254,631)	—
AQR Risk Parity II MV Fund	—	—	1,586,462	—	—	—	(357,840)	—
AQR Style Premia Alternative Fund	—	—	(1,982,878)	—	—	—	5,169,539	—
AQR Style Premia Alternative LV Fund	—	—	(447,375)	—	—	—	293,841	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(2,250,561)	(1,089,885)	—	—	263,797	190,339	—	—
AQR Global Macro Fund	73,317	(722,779)	—	—	(368,209)	208,113	—	—
AQR Managed Futures Strategy Fund	94,257,089	12,616,292	—	—	(109,466,270)	(2,864,195)	—	—
AQR Managed Futures Strategy HV Fund	3,816,422	610,603	—	—	(5,591,023)	(1,513)	—	—
AQR Multi-Strategy Alternative Fund	(5,892,573)	5,956,025	—	—	(132,253)	(4,680,751)	—	—
AQR Risk Parity Fund	1,765,860	17,492,510	—	—	(1,972,021)	(11,213,661)	—	—
AQR Risk Parity II HV Fund	750,910	1,200,333	—	—	(721,775)	(483,301)	—	—
AQR Risk Parity II MV Fund	2,214,551	1,346,117	—	—	(1,228,606)	(457,135)	—	—
AQR Style Premia Alternative Fund	(16,721,709)	(741,583)	—	—	(1,839,497)	147,948	—	—
AQR Style Premia Alternative LV Fund	(1,008,317)	90,088	—	—	(82,230)	(19,252)	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Credit Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$(4,611,589)	$—	$—	$—	$1,809,475	$—	$—
AQR Multi-Strategy Alternative Fund	—	909,829	—	—	—	(683,712)	—	—
AQR Risk Parity Fund	—	2,141,907	—	—	—	(13,703)	—	—

Commodity Risk Exposure:
AQR Diversified Arbitrage Fund	34,465	—	—	—	—	—	—	—
AQR Global Macro Fund	2,941,011	(223,858)	—	—	(44,802)	(74,440)	—	—
AQR Managed Futures Strategy Fund	606,052,035	(110,823,828)	—	—	(63,630,122)	8,672,323	—	—
AQR Managed Futures Strategy HV Fund	34,282,866	(3,097,719)	—	—	(276,937)	(1,477,750)	—	—
AQR Multi-Strategy Alternative Fund	27,145,294	4,048,648	—	—	(362,200)	(13,569,053)	—	—
AQR Risk-Balanced Commodities Strategy Fund	(10,569,395)	(11,644,594)	—	—	(2,632,951)	5,127,621	—	—
AQR Risk Parity Fund	(21,680,304)	(27,145,056)	—	—	(4,426,392)	19,921,210	—	—
AQR Risk Parity II HV Fund	(5,301,926)	(2,490,274)	—	—	(126,400)	2,051,033	—	—
AQR Risk Parity II MV Fund	(5,905,373)	(3,570,492)	—	—	(145,094)	2,806,411	—	—
AQR Style Premia Alternative Fund	27,072,604	(2,280,639)	—	—	(7,170,703)	(3,534,970)	—	—
AQR Style Premia Alternative LV Fund	640,460	(169,181)	—	—	(245,666)	(167,033)	—	—

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2015.

AQR DIVERSIFIED ARBITRAGE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Basket Swaps Contracts	$126,482	$—	$126,482	$—	$—	$126,482
CitiBank	Forward Foreign Currency Exchange Contracts	745,460	(138,457)	607,003	—	—	607,003
Credit Suisse International	Forward Foreign Currency Exchange Contracts	722,268	(225,931)	496,337	—	(430,000)	66,337
Deutsche Bank	Total Return Basket Swaps Contracts	3,750,742	(3,110,613)	640,129	—	—	640,129
J.P.Morgan	Total Return Basket Swaps Contracts	561,243	—	561,243	—	—	561,243
Total financial instruments subject to a master netting arrangement or similar arrangement		5,906,195	(3,475,001)	2,431,194	—	(430,000)	2,001,194

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR DIVERSIFIED ARBITRAGE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$138,457	$(138,457)	$—	$—	$—	$—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	225,931	(225,931)	—	—	—	—
Deutsche Bank	Total Return Basket Swaps Contracts	3,110,613	(3,110,613)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,475,001	(3,475,001)	—	—	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $49,486,873.

AQR EQUITY MARKET NEUTRAL FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$54,341	$(54,341)	$—	$—	$—	$—
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	6,076,500	(376,337)	5,700,163	—	—	5,700,163
Total financial instruments subject to a master netting arrangement or similar arrangement		6,130,841	(430,678)	5,700,163	—	—	5,700,163

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR EQUITY MARKET NEUTRAL FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$59,026	$(54,341)	$4,685	$—	$(4,685)	$—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	65,053	—	65,053	—	—	65,053
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	376,337	(376,337)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		500,416	(430,678)	69,738	—	(4,685)	65,053

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $44,895,315.

AQR GLOBAL MACRO FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$111,154	$(17,137)	$94,017	$—	$(94,017)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	409,767	(155,528)	254,239	—	—	254,239
Credit Suisse International	Forward Foreign Currency Exchange Contracts	406,637	(151,054)	255,583	—	(230,000)	25,583
Total financial instruments subject to a master netting arrangement or similar arrangement		927,558	(323,719)	603,839	—	(324,017)	279,822

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR GLOBAL MACRO FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$17,137	$(17,137)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	155,528	(155,528)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	151,054	(151,054)	—	—	—	—
Goldman Sachs	Total Return Swap Contracts	963	—	963	—	—	963
Total financial instruments subject to a master netting arrangement or similar arrangement		324,682	(323,719)	963	—	—	963

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $15,983.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $30,001.

AQR GLOBAL MACRO OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$8,108	$—	$8,108	$—	$—	$8,108
Deutsche Bank	Total Return Swap Contracts	3,844	—	3,844	—	—	3,844
Macquarie Capital	Total Return Swap Contracts	1,476	—	1,476	—	—	1,476
Total financial instruments subject to a master netting arrangement or similar arrangement		13,428	—	13,428	—	—	13,428

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $60,001.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR LONG-SHORT EQUITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$437,051	$(349,534)	$87,517	$—	$—	$87,517
Credit Suisse International	Forward Foreign Currency Exchange Contracts	527,603	(350,071)	177,532	—	(177,532)	—
Goldman Sachs	Total Return Swap Contracts	414,386	—	414,386	—	—	414,386
Deutsche Bank	Total Return Basket Swaps Contracts	5,408,354	—	5,408,354	—	—	5,408,354
Total financial instruments subject to a master netting arrangement or similar arrangement		6,787,394	(699,605)	6,087,789	—	(177,532)	5,910,257

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$349,534	$(349,534)	$—	$—	$—	$—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	350,071	(350,071)	—	—	—	—
Goldman Sachs	Total Return Basket Swaps Contracts	5,455,052	—	5,455,052	—	(5,455,052)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		6,154,657	(699,605)	5,455,052	—	(5,455,052)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $112,468.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $124,955,017.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MANAGED FUTURES STRATEGY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swaps Contracts	$7,860,024	$(3,664,820)	$4,195,204	$—	$—	$4,195,204
CitiBank	Forward Foreign Currency Exchange Contracts	77,378,599	(77,378,599)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	77,422,356	(77,422,356)	—	—	—	—
Morgan Stanley and Co., International PLC	Total Return Swaps Contracts	1,527,270	(666,067)	861,203	—	—	861,203
Total financial instruments subject to a master netting arrangement or similar arrangement		164,188,249	(159,131,842)	5,056,407	—	—	5,056,407

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swaps Contracts	$3,664,820	$(3,664,820)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	98,171,355	(77,378,599)	20,792,756	—	(20,792,756)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	98,273,909	(77,422,356)	20,851,553	—	(20,851,553)	—
Morgan Stanley and Co., International PLC	Total Return Swaps Contracts	666,067	(666,067)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		200,776,151	(159,131,842)	41,644,309	—	(41,644,309)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $117,296,902.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MANAGED FUTURES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swaps Contracts	$5,459,617	$(1,665,026)	$3,794,591	$—	$—	$3,794,591
Deutsche Bank	Total Return Swap Contracts	2,422,632	—	2,422,632	—	—	2,422,632
Macquarie Capital	Total Return Swap Contracts	431,652	(431,652)	—	—	—	—
Societe Generale	Total Return Swap Contracts	1,379,397	(708,674)	670,723	—	—	670,723
Total financial instruments subject to a master netting arrangement or similar arrangement		9,693,298	(2,805,352)	6,887,946	—	—	6,887,946

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$1,665,026	$(1,665,026)	$—	$—	$—	$—
Macquarie Capital	Total Return Swap Contracts	1,997,101	(431,652)	1,565,449	—	(1,565,449)	—
Merrill Lynch	Total Return Swap Contracts	306,990	—	306,990	—	(306,990)	—
Societe Generale	Total Return Swap Contracts	708,674	(708,674)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		4,677,791	(2,805,352)	1,872,439	—	(1,872,439)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $15,439,085.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$676,133	$(285,574)	$390,559	$—	$—	$390,559
CitiBank	Forward Foreign Currency Exchange Contracts	6,056,283	(6,056,283)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	6,059,461	(6,059,461)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		12,791,877	(12,401,318)	390,559	—	—	390,559

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$285,574	$(285,574)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	7,697,030	(6,056,283)	1,640,747	—	(1,640,747)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	7,705,086	(6,059,461)	1,645,625	—	(1,645,625)	—
Goldman Sachs	Total Return Swap Contracts	52,613	—	52,613	—	(52,613)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		15,740,303	(12,401,318)	3,338,985	—	(3,338,985)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $7,541,050.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MANAGED FUTURES STRATEGY HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$420,351	$(131,635)	$288,716	$—	$—	$288,716
Deutsche Bank	Total Return Swap Contracts	190,597	(19,655)	170,942	—	—	170,942
Macquarie Capital	Total Return Swap Contracts	40,703	(40,703)	—	—	—	—
Societe Generale	Total Return Swap Contracts	93,426	(65,368)	28,058	—	—	28,058
Total financial instruments subject to a master netting arrangement or similar arrangement		745,077	(257,361)	487,716	—	—	487,716

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$131,635	$(131,635)	$—	$—	$—	$—
Deutsche Bank	Total Return Swap Contracts	19,655	(19,655)	—	—	—	—
Macquarie Capital	Total Return Swap Contracts	177,969	(40,703)	137,266	—	(137,266)	—
Societe Generale	Total Return Swap Contracts	65,368	(65,368)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		394,627	(257,361)	137,266	—	(137,266)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,402,765.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swaps Contracts	$236,510
	Total Return Basket Swaps Contracts	25,733
	Total Bank of America	262,243	$(262,243)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	18,122,403	(11,221,808)	6,900,595	—	—	6,900,595
Credit Suisse International	Forward Foreign Currency Exchange Contracts	18,123,956	(11,314,362)	6,809,594	—	(4,170,000)	2,639,594
Deutsche Bank	Total Return Basket Swaps Contracts	60,433,672	—	60,433,672	—	(600,000)	59,833,672
Goldman Sachs	Total Return Basket Swaps Contracts	2,346,798	(2,346,798)	—	—	—	—
J.P. Morgan	Total Return Basket Swaps Contracts	3,754,173	(2,515,124)	1,239,049	—	—	1,239,049
Morgan Stanley Capital Services Inc.	Total Return Basket Swaps Contracts	81,508,444	—	81,508,444	—	—	81,508,444
Morgan Stanley and Co., International PLC	Total Return Swaps Contracts	1,630,504	(1,630,504)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		186,182,193	(29,290,839)	156,891,354	—	(4,770,000)	152,121,354

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$555,470	$(262,243)	$293,227	$—	$(293,227)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	11,221,808	(11,221,808)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	11,314,362	(11,314,362)	—	—	—	—
Goldman Sachs	Total Return Swap Contracts	185,180
	Total Return Basket Swaps Contracts	3,188,214
	Total Goldman Sachs	3,373,394	(2,346,798)	1,026,596	—	(1,026,596)	—
J.P. Morgan	Total Return Basket Swaps Contracts	2,515,124	(2,515,124)	—	—	—	—
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	5,410,214	(1,630,504)	3,779,710	—	(3,779,710)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		34,390,372	(29,290,839)	5,099,533	—	(5,099,533)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $468,964,489.

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$229,537	$(229,537)	$—	$—	$—	$—
Deutsche Bank	Total Return Swap Contracts	343,170	(343,170)	—	—	—	—
Societe Generale	Total Return Swap Contracts	130,879	(130,879)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		703,586	(703,586)	—	—	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$818,451	$(229,537)	$588,914	$—	$(588,914)	$—
Deutsche Bank	Total Return Swap Contracts	812,337	(343,170)	469,167	—	(469,167)	—
Macquarie Capital	Total Return Swap Contracts	127,909	—	127,909	—	(127,909)	—
Merrill Lynch	Total Return Swap Contracts	19,190	—	19,190	—	—	19,190
Societe Generale	Total Return Swap Contracts	277,129	(130,879)	146,250	—	(146,250)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,055,016	(703,586)	1,351,430	—	(1,332,240)	19,190

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,277,815.

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swaps Contracts	$92,052	$(92,052)	$—	$—	$—	$—
Deutsche Bank	Total Return Swaps Contracts	87,008	(87,008)	—	—	—	—
Macquarie Capital	Total Return Swaps Contracts	11,982	(11,982)	—	—	—	—
Societe Generale	Total Return Swaps Contracts	132,803	(90,906)	41,897	—	—	41,897
Total financial instruments subject to a master netting arrangement or similar arrangement		323,845	(281,948)	41,897	—	—	41,897

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swaps Contracts	$140,257	$(92,052)	$48,205	$—	$(48,205)	$—
Deutsche Bank	Total Return Swaps Contracts	312,686	(87,008)	225,678	—	(225,678)	—
Macquarie Capital	Total Return Swaps Contracts	13,918	(11,982)	1,936	—	(1,936)	—
Societe Generale	Total Return Swaps Contracts	90,906	(90,906)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		557,767	(281,948)	275,819	—	(275,819)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,684,309.

AQR RISK PARITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Forward Foreign Currency Exchange Contracts	$490,044	$(490,044)	$—	$—	$—	$—
	Interest Rate Swap Contracts	254,057	(126,296)	127,761	—	—	127,761
	Total CitiBank	744,101	(616,340)	127,761	—	—	127,761
Credit Suisse International	Forward Foreign Currency Exchange Contracts	501,379	(501,379)	—	—	—	—
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	90,080	(63,067)	27,013	—	—	27,013
Total financial instruments subject to a master netting arrangement or similar arrangement		1,335,560	(1,180,786)	154,774	—	—	154,774

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$159,950	$—	$159,950	$—	$(159,950)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	2,407,238	(490,044)	1,917,194	—	(1,917,194)	—
	Interest Rate Swap Contracts	126,296	(126,296)	—	—	—	—
	Total CitiBank	2,533,534	(616,340)	1,917,194	—	(1,917,194)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	2,504,875	(501,379)	2,003,496	—	(2,003,496)	—
Goldman Sachs	Total Return Swap Contracts	9,037	—	9,037	—	(9,037)	—
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	63,067	(63,067)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		5,270,463	(1,180,786)	4,089,677	—	(4,089,677)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,964,087.

AQR RISK PARITY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$71,006	$(71,006)	$—	$—	$—	$—
Deutsche Bank	Total Return Swap Contracts	1,823	(1,823)	—	—	—	—
Macquarie Capital	Total Return Swap Contracts	4,285	(4,285)	—	—	—	—
Merrill Lynch	Total Return Swap Contracts	14,688	(14,688)	—	—	—	—
Societe Generale	Total Return Swap Contracts	2,768	(2,768)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		94,570	(94,570)	—	—	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$113,928	$(71,006)	$42,922	$—	$(42,922)	$—
Deutsche Bank	Total Return Swap Contracts	447,624	(1,823)	445,801	—	(445,801)	—
Macquarie Capital	Total Return Swap Contracts	48,600	(4,285)	44,315	—	(44,315)	—
Merrill Lynch	Total Return Swap Contracts	38,398	(14,688)	23,710	—	(23,710)	—
Societe Generale	Total Return Swap Contracts	3,591	(2,768)	823	—	(823)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		652,141	(94,570)	557,571	—	(557,571)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,162,969.

AQR RISK PARITY II HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$1,143	$(1,143)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	19,549	(19,549)	—	—	—	—
	Repurchase Agreements	1,303,461	(1,303,461)	—	—	—	—
	Total CitiBank	1,323,010	(1,323,010)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	21,603	(21,603)	—	—	—	—
Goldman Sachs	Total Return Swap Contracts	22,476	(10,570)	11,906	—	—	11,906
J.P. Morgan	Repurchase Agreements	1,222,500	(1,222,500)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,590,732	(2,578,826)	11,906	—	—	11,906

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY II HV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$23,821	$(1,143)	$22,678	$—	$(22,678)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	72,260	(19,549)	52,711	—	(52,711)	—
	Reverse Repurchase Agreements	4,893,410	(1,303,461)	3,589,949	(3,589,949)	—	—
	Total CitiBank	4,965,670	(1,323,010)	3,642,660	(3,589,949)	(52,711)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	85,759	(21,603)	64,156	—	(64,156)	—
Goldman Sachs	Total Return Swap Contracts	10,570	(10,570)	—	—	—	—
J.P.Morgan	Reverse Repurchase Agreements	4,339,625	(1,222,500)	3,117,125	(3,117,125)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		9,425,445	(2,578,826)	6,846,619	(6,707,074)	(139,545)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $591,458.

AQR RISK PARITY II HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$11,198	$(11,198)	$—	$—	$—	$—
Deutsche Bank	Total Return Swap Contracts	505	(505)	—	—	—	—
Macquarie Capital	Total Return Swap Contracts	973	(973)	—	—	—	—
Societe Generale	Total Return Swap Contracts	95	—	95	—	—	95
Total financial instruments subject to a master netting arrangement or similar arrangement		12,771	(12,676)	95	—	—	95

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY II HV OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$16,897	$(11,198)	$5,699	$—	$(5,699)	$—
Deutsche Bank	Total Return Swap Contracts	81,864	(505)	81,359	—	(81,359)	—
Macquarie Capital	Total Return Swap Contracts	7,566	(973)	6,593	—	—	6,593
Total financial instruments subject to a master netting arrangement or similar arrangement		106,327	(12,676)	93,651	—	(87,058)	6,593

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $272,970.

AQR RISK PARITY II MV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$2,612	$(2,612)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	27,267	(27,267)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	27,751	(27,751)	—	—	—	—
Goldman Sachs	Total Return Swap Contracts	25,069	(25,069)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		82,699	(82,699)	—	—	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY II MV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$27,359	$(2,612)	$24,747	$—	$(24,747)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	98,553	(27,267)	71,286	—	(71,286)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	110,512	(27,751)	82,761	—	(82,761)	—
Goldman Sachs	Total Return Swap Contracts	26,747	(25,069)	1,678	—	(1,678)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		263,171	(82,699)	180,472	—	(180,472)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $719,528.

AQR RISK PARITY II MV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$17,788	$(17,788)	$—	$—	$—	$—
Deutsche Bank	Total Return Swap Contracts	2,448	(2,448)	—	—	—	—
Macquarie Capital	Total Return Swap Contracts	73,070	(73,070)	—	—	—	—
Societe Generale	Total Return Swap Contracts	260	(260)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		93,566	(93,566)	—	—	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR RISK PARITY II MV OFFSHORE FUND LTD. (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$28,901	$(17,788)	$11,113	$—	$(11,113)	$—
Deutsche Bank	Total Return Swap Contracts	108,185	(2,448)	105,737	—	(105,737)	—
Macquarie Capital	Total Return Swap Contracts	153,653	(73,070)	80,583	—	(80,583)	—
Societe Generale	Total Return Swap Contracts	10,854	(260)	10,594	—	—	10,594
Total financial instruments subject to a master netting arrangement or similar arrangement		301,593	(93,566)	208,027	—	(197,433)	10,594

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $272,606.

AQR STYLE PREMIA ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swaps Contracts	$2,310,886	$(2,310,886)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	9,813,454	(5,956,773)	3,856,681	—	—	3,856,681
Credit Suisse International	Forward Foreign Currency Exchange Contracts	9,655,034	(5,879,422)	3,775,612	—	(1,120,000)	2,655,612
Goldman Sachs	Total Return Swaps Contracts	57,380	(57,380)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		21,836,754	(14,204,461)	7,632,293	—	(1,120,000)	6,512,293

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swaps Contracts	$3,691,802	$(2,310,886)	$1,380,916	$—	$(1,380,916)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	5,956,773	(5,956,773)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	5,879,422	(5,879,422)	—	—	—	—
Goldman Sachs	Total Return Swaps Contracts	45,096
	Total Return Basket Swaps Contracts	18,170,268
	Total Goldman Sachs	18,215,364	(57,380)	18,157,984	—	(18,157,984)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		33,743,361	(14,204,461)	19,538,900	—	(19,538,900)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $273,971,168.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Deutsche Bank	Total Return Swap Contracts	$24,098	$(24,098)	$—	$—	$—	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		24,098	(24,098)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$418,205	$—	$418,205	$—	$(418,205)	$—
Deutsche Bank	Total Return Swap Contracts	1,559,236	(24,098)	1,535,138	—	—	1,535,138
Macquarie Capital	Total Return Swap Contracts	535,842	—	535,842	—	(535,842)	—
Societe Generale	Total Return Swap Contracts	895,764	—	895,764	—	(895,764)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,409,047	(24,098)	3,384,949	—	(1,849,811)	1,535,138

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $4,370,193.

AQR STYLE PREMIA ALTERNATIVE LV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$118,802	$(118,802)	$—	$—	$—	$—
CitiBank	Forward Foreign Currency Exchange Contracts	535,034	(336,351)	198,683	—	—	198,683
Credit Suisse International	Forward Foreign Currency Exchange Contracts	534,517	(343,166)	191,351	—	—	191,351
Goldman Sachs	Total Return Swap Contracts	2,049
	Total Return Basket Swap Contracts	1,528,900
	Total Goldman Sachs	1,530,949	(2,312)	1,528,637	—	—	1,528,637
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	18,530	—	18,530	—	—	18,530
Total financial instruments subject to a master netting arrangement or similar arrangement		2,737,832	(800,631)	1,937,201	—	—	1,937,201

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

AQR STYLE PREMIA ALTERNATIVE LV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$189,979	$(118,802)	$71,177	$—	$(71,177)	$—
CitiBank	Forward Foreign Currency Exchange Contracts	336,351	(336,351)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	343,166	(343,166)	—	—	—	—
Goldman Sachs	Total Return Swap Contracts	2,312	(2,312)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		871,808	(800,631)	71,177	—	(71,177)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $14,508,825.

AQR STYLE PREMIA ALTERNATIVE LV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CitiBank	Total Return Swap Contracts	$8,446	$(8,446)	$—	$—	$—	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		8,446	(8,446)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CitiBank	Total Return Swap Contracts	$30,566	$(8,446)	$22,120	$—	$(22,120)	$—
Macquarie Capital	Total Return Swap Contracts	88,817	—	88,817	—	(88,817)	—
Societe Generale	Total Return Swap Contracts	55,312	—	55,312	—	(55,312)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		174,695	(8,446)	166,249	—	(166,249)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $313,751.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

For the year ended December 31, 2015, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR DIVERSIFIED ARBITRAGE FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Futures Contracts:
Average Notional Balance—Long	$—	$384,987,419	$120,298,540	$30,941,821,900	$1,792,283,397	$2,801,709,526	$65,839,641
Average Notional Balance—Short	384,899,483	462,202,938	2,386,059	7,550,327,881	467,401,036	2,070,132,153	27,303,750
Ending Notional Balance—Long	—	416,608,185	300,706,088	19,393,263,891	1,546,190,417	2,584,532,900	107,661,488
Ending Notional Balance—Short	211,581,100	375,192,576	—	15,561,698,403	1,247,537,135	2,702,237,263	33,987,328
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	29,157,893	44,381,946	41,820,152	9,627,194,579	539,707,576	1,285,226,997	—
Average Settlement Value—Sold	93,310,486	45,685,166	10,787,436	13,015,351,883	733,397,289	1,546,558,431	—
Ending Value—Purchased	12,900,767	39,498,090	106,242,313	9,599,925,714	754,583,095	1,667,222,554	—
Ending Value—Sold	55,988,012	37,737,265	27,524,588	13,213,738,145	1,034,763,643	1,960,393,346	—
Exchange-Traded Options:
Average Number of Contracts—Written	7,820	—	—	—	—	829	—
Ending Number of Contracts—Written	4,863	—	—	—	—	—	—
Credit Default Swaps:
Average Notional Balance—Buy Protection	143,580,000	—	—	—	—	12,800,000	—
Average Notional Balance—Sell Protection	25,525,000	—	—	—	—	49,443,750	—
Ending Notional Balance—Buy Protection	97,575,000	—	—	—	—	—	—
Ending Notional Balance—Sell Protection	—	—	—	—	—	15,125,000	—
Total Return Swaps:
Average Notional Balance—Long	—	5,327,721	4,460,451	2,904,308,812	147,825,281	366,223,396	115,920,589
Average Notional Balance—Short	—	3,619,182	—	1,215,703,846	76,608,460	410,363,839	79,587,678
Ending Notional Balance—Long	—	3,531,011	11,024,572	251,318,826	20,186,125	116,253,433	19,838,674
Ending Notional Balance—Short	—	1,424,736	—	945,632,752	74,410,248	398,566,539	6,006,337
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	—	464,848,310	—	—	—	—	—
Average Notional Balance—Receives Fixed rate	—	473,068,439	—	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	604,906,616	—	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	—	602,591,761	—	—	—	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	$644,074,452	$—	$356,792,236	$—	$—	$3,684,441,730	$—
Average Notional of Underlying Positions—Short	226,105,630	—	336,353,578	—	—	3,066,423,213	—
Ending Notional Balance—Long	271,257,361	—	868,465,025	—	—	4,487,815,872	—
Ending Notional Balance—Short	101,127,954	—	809,874,332	—	—	3,739,635,941	—

	AQR RISK PARITY FUND	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND	AQR EQUITY MARKET NEUTRAL FUND
Futures Contracts:
Average Notional Balance—Long	$424,963,404	$106,678,862	$146,198,523	$3,638,668,889	$158,417,892	$1,378,881
Average Notional Balance—Short	25,239,320	7,102,206	8,417,619	3,029,282,121	125,138,329	831,146
Ending Notional Balance—Long	545,012,889	87,734,683	129,073,084	6,648,393,478	390,207,076	—
Ending Notional Balance—Short	19,124,548	2,827,084	3,894,523	4,989,569,223	295,772,442	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	177,452,930	1,523,217	1,269,454	512,895,821	21,946,656	2,706,174
Average Settlement Value—Sold	219,869,757	13,076,867	15,991,641	603,265,390	25,455,617	5,515,831
Ending Value—Purchased	161,741,748	2,706,029	1,835,786	865,665,248	48,458,194	6,465,974
Ending Value—Sold	189,560,568	9,592,138	12,323,834	1,030,312,793	56,370,602	17,655,942
Credit Default Swaps:
Average Notional Balance—Buy Protection	—	—	—	—	—	—
Average Notional Balance—Sell Protection	463,974,533	—	—	—	—	—
Ending Notional Balance—Buy Protection	—	—	—	—	—	—
Ending Notional Balance—Sell Protection	376,993,515	—	—	—	—	—
Total Return Swaps:
Average Notional Balance—Long	407,615,714	40,626,588	41,239,070	221,221,918	8,987,633	—
Average Notional Balance—Short	88,429,412	7,168,376	9,264,828	383,217,030	14,511,292	—
Ending Notional Balance—Long	35,865,132	5,325,899	8,996,512	224,034,819	11,310,108	—
Ending Notional Balance—Short	929,835	294,937	813,212	165,857,425	8,522,870	—
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	74,095,826	—	—	—	—	—
Average Notional Balance—Receives Fixed rate	269,046,971	—	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	65,569,899	—	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	224,973,381	—	—	—	—	—
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	—	—	1,084,866,593	45,000,483	136,400,528
Average Notional of Underlying Positions—Short	—	—	—	902,253,215	37,801,084	128,856,276
Ending Notional Balance—Long	—	—	—	1,869,848,660	106,445,897	411,783,042
Ending Notional Balance—Short	—	—	—	1,545,412,048	91,958,987	390,658,782

*	Notional values as of each quarter end are used to calculate the average represented.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, entered into by the Trust, on behalf of the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10
AQR Global Macro Fund	1.25
AQR Long-Short Equity Fund	1.10
AQR Managed Futures Strategy Fund	1.05
AQR Managed Futures Strategy HV Fund	1.45
AQR Multi-Strategy Alternative Fund	1.80
AQR Risk-Balanced Commodities Strategy Fund	0.80
AQR Risk Parity Fund	0.75	(a)
AQR Risk Parity II HV Fund	0.95	(b)
AQR Risk Parity II MV Fund	0.75	(c)
AQR Style Premia Alternative Fund	1.35
AQR Style Premia Alternative LV Fund	0.65

(a)	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.
(b)	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.95% of the first $1 billion of net assets; the second tier charges 0.925% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.90% on net assets in excess of $3 billion.
(c)	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.75% of the first $1 billion of net assets; the second tier charges 0.725% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.70% on net assets in excess of $3 billion.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2016 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	1.20%	1.45%	1.10%
AQR Equity Market Neutral Fund	1.30	1.55	1.20
AQR Global Macro Fund	1.45	1.70	1.35
AQR Long-Short Equity Fund	1.30	1.55	1.20
AQR Managed Futures Strategy Fund	1.25	1.50	1.15
AQR Managed Futures Strategy HV Fund	1.65	1.90	1.55
AQR Multi-Strategy Alternative Fund	1.98	2.23	1.88
AQR Risk-Balanced Commodities Strategy Fund	1.00	1.25	0.90
AQR Risk Parity Fund	0.95	1.20	0.85
AQR Risk Parity II HV Fund	1.15	1.40	1.05
AQR Risk Parity II MV Fund	0.95	1.20	0.85
AQR Style Premia Alternative Fund	1.50	1.75	1.40
AQR Style Premia Alternative LV Fund	0.85	1.10	0.75

Prior to May 1, 2015, the Fee Waiver and Expense Reimbursement Agreement for the AQR Diversified Arbitrage Fund was as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	1.20%	1.50%	1.10%

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

For the year ended December 31, 2015 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Diversified Arbitrage Fund	$337,328	$26,879	$364,207
AQR Equity Market Neutral Fund	163,655	28,125	191,780
AQR Global Macro Fund	128,925	69,566	198,491
AQR Long-Short Equity Fund	63,904	34,658	98,562
AQR Managed Futures Strategy HV Fund	98,152	25,196	123,348
AQR Multi Strategy Alternative Fund	170,817	769	171,586
AQR Risk-Balanced Commodity Fund	186,105	2,063	188,168
AQR Risk Parity Fund	73,453	617	74,070
AQR Risk Parity II HV Fund	173,742	1,596	175,338
AQR Risk Parity II MV Fund	177,570	184	177,754
AQR Style Premia Alternative Fund	383,412	389	383,801
AQR Style Premia Alternative LV Fund	263,746	36,727	300,473

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the year ended December 31, 2015, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2015 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2015	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2015	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2016	2017	2018

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$292,915	$299,674	$—	$6,759	$292,915
Class N	71,086	71,086	—	—	71,086
Class R6	206	207	—	1	206

Totals	$364,207	$370,967	$—	$6,760	$364,207

AQR EQUITY MARKET NEUTRAL FUND
Class I	$108,152	$125,369	$—	$17,217	$108,152
Class N	57,280	72,209	—	14,929	57,280
Class R6	26,348	69,800	—	43,452	26,348

Totals	$191,780	$267,378	$—	$75,598	$191,780

AQR GLOBAL MACRO FUND
Class I	$126,341	$337,762	$—	$211,421	$126,341
Class N	71,767	78,778	—	7,011	71,767
Class R6	383	748	—	365	383

Totals	$198,491	$417,288	$—	$218,797	$198,491

AQR LONG-SHORT EQUITY FUND
Class I	$80,605	$335,535	$81,653	$173,277	$80,605
Class N	16,675	62,537	21,781	24,081	16,675
Class R6	1,282	1,659	—	377	1,282

Totals	$98,562	$399,731	$103,434	$197,735	$98,562

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2015	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2015	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2016	2017	2018

AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$73,821	$386,255	$180,370	$132,064	$73,821
Class N	18,956	49,480	16,709	13,815	18,956
Class R6	30,571	30,758	—	187	30,571

Totals	$123,348	$466,493	$197,079	$146,066	$123,348

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$158,246	$616,174	$263,977	$193,951	$158,246
Class N	8,721	88,286	39,810	39,755	8,721
Class R6	4,619	4,708	—	89	4,619

Totals	$171,586	$709,168	$303,787	$233,795	$171,586

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$138,642	$435,309	$150,384	$146,283	$138,642
Class N	7,371	51,829	17,595	26,863	7,371
Class R6	42,155	42,521	—	366	42,155

Totals	$188,168	$529,659	$167,979	$173,512	$188,168

AQR RISK PARITY FUND
Class I	$69,118	$69,118	$—	$—	$69,118
Class N	4,693	4,693	—	—	4,693
Class R6	259	260	—	1	259

Totals	$74,070	$74,071	$—	$1	$74,070

AQR RISK PARITY II HV FUND
Class I	$139,839	$399,641	$141,678	$118,124	$139,839
Class N	28,164	162,579	95,743	38,672	28,164
Class R6	7,335	7,457	—	122	7,335

Totals	$175,338	$569,677	$237,421	$156,918	$175,338

AQR RISK PARITY II MV FUND
Class I	$164,768	$421,785	$130,853	$126,164	$164,768
Class N	12,819	87,424	58,403	16,202	12,819
Class R6	167	224	—	57	167

Totals	$177,754	$509,433	$189,256	$142,423	$177,754

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$288,940	$399,965	$111,025	$—	$288,940
Class N	16,848	50,052	9,672	23,532	16,848
Class R6	78,013	81,738	—	3,725	78,013

Totals	$383,801	$531,755	$120,697	$27,257	$383,801

AQR STYLE PREMIA ALTERNATIVE LV FUND
Class I	$177,184	$189,624	$—	$12,440	$177,184
Class N	50,106	62,874	—	12,768	50,106
Class R6	73,183	186,287	—	113,104	73,183

Totals	$300,473	$438,785	$—	$138,312	$300,473

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

During the year ended December 31, 2015, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy Fund	$—	$15,567	$4

Pursuant to the Sub-Advisory Agreements between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 0.50% and 0.35% of the average daily net assets for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, respectively.

JPMorgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

State Street Bank and Trust Company, together with JPMorgan Chase Bank, N.A., serve as Custodian of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Long-Short Equity Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

During the year ended December 31, 2015, the Adviser contributed $39,831 and $118,388 into the AQR Risk-Balanced Commodities Strategy Fund and AQR Style Premia Alternative Fund, respectively, for losses incurred due to trade processing errors. The impact of the Adviser’s contributions on the Funds’ total return was immaterial. These amounts have been included in Net realized gain (loss) in the Statements of Operations.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

12. Holdings of 5% Voting Securities

The 1940 Act defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2015:

	AQR DIVERSIFIED ARBITRAGE FUND
NAME OF ISSUER	NUMBER OF SHARES/UNITS AT 12/31/14	GROSS ADDITIONS	GROSS REDUCTIONS	NUMBER OF SHARES/UNITS HELD AT END OF YEAR 12/31/15	VALUE AT END OF YEAR 12/31/15	INVESTMENT INCOME	REALIZED GAIN (LOSS)
1347 Capital Corp. (Common Stock)	420,504	—	—	420,504	$4,141,964	$—	$—
Arowana, Inc. (Common Stock)	—	787,920	—	787,920	7,737,374	—	—
Barington/Hilco Acquisition Corp. (Common Stock)	—	487,260	—	487,260	4,775,148	—	—
CB Pharma Acquisition Corp. (Common Stock)	325,500	—	—	325,500	3,238,725	—	—
Dundee Acquisition Ltd., Class A (Common Stock)	—	1,260,000	—	1,260,000	8,769,097	—	—

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

	AQR DIVERSIFIED ARBITRAGE FUND
NAME OF ISSUER	NUMBER OF SHARES/UNITS AT 12/31/14	GROSS ADDITIONS	GROSS REDUCTIONS	NUMBER OF SHARES/UNITS HELD AT END OF YEAR 12/31/15	VALUE AT END OF YEAR 12/31/15	INVESTMENT INCOME	REALIZED GAIN (LOSS)
FinTech Acquisition Corp. (Common Stock)	—	810,000	—	810,000	$7,703,100	$—	$—
Garnero Group Acquisition Co. (Common Stock)	1,900,200	—	(100,000)	1,800,200	17,659,962	—	(23,018)
Gibraltar Growth Corp., Class A (Common Stock)	—	1,274,000	—	1,274,000	8,756,045	—	—
GP Investments Acquisition Corp. (Common Stock)	—	2,475,000	(345,000)	2,130,000	20,448,000	—	(144,261)
HarmonyMerger Corp. (Common Stock)	—	1,475,100	(100,000)	1,375,100	13,407,225	—	(26,018)
Hydra Industries Acquisition Corp. (Common Stock)	1,720,000	—	(100,000)	1,620,000	15,649,200	—	(33,018)
1347 Capital Corp. (Rights)	420,504	—	—	420,504	12,615	—	—
Arowana, Inc. (Rights)	—	720,000	—	720,000	144,000	—	—
Barington/Hilco Acquisition Corp. (Rights)	—	487,260	—	487,260	97,745	—	—
CB Pharma Acquisition Corp. (Rights)	—	325,500	—	325,500	41,501	—	—
Garnero Group Acquisition Co. (Rights)	2,430,200	—	—	2,430,200	583,248	—	—
Hydra Industries Acquisition Corp. (Rights)	—	1,720,000	—	1,720,000	399,040	—	—
1347 Capital Corp. (Warrants)	420,504	—	—	420,504	59,291	—	—
Arowana, Inc. (Warrants)	—		—	720,000	61,200	—	—
Barington/Hilco Acquisition Corp. (Warrants)	—	487,260	—	487,260	60,908	—	—
CB Pharma Acquisition Corp. (Warrants)	—	325,500	—	325,500	48,825	—	—
Dundee Acquisition Ltd. (Warrants)	—	630,000	—	630,000	97,890	—	—
FinTech Acquisition Corp. (Warrants)	—	810,000	—	810,000	202,500	—	—
Garnero Group Acquisition Co. (Warrants)	2,430,200	—	—	2,430,200	291,624	—	—
Gibraltar Growth Corp. (Warrants)	—	1,274,000	—	1,274,000	119,694	—	—
GP Investments Acquisition Corp. (Warrants)	—	1,237,500	—	1,237,500	495,000	—	—
HarmonyMerger Corp. (Warrants)	—	1,475,100	—	1,475,100	516,285	—	—
Hydra Industries Acquisition Corp. (Warrants)	—	1,720,000	—	1,720,000	321,640	—	—
					$115,838,846	$—	$(226,315)

13. Line of Credit

Effective February 27, 2015 and terminating on February 26, 2016, the Trust renewed a committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid as incurred. For the year ended December 31, 2015, the maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and did not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. Funds with less than $25,000,000 in assets are ineligible to draw upon the line of credit. The line of credit is in the amount of $225,000,000. On February 11, 2016 the Trustees have approved a renewal of the line of credit effective February 29, 2016 through February 28, 2017 up to $275,000,000 subject to substantially similar terms. The Funds did not have any borrowings for the year ended December 31, 2015.

AQR Funds	Annual Report	December 2015

Notes to Financial Statements	December 31, 2015

14. Principal Ownership

As of December 31, 2015, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Diversified Arbitrage Fund	5	82.06%
AQR Equity Market Neutral Fund	4	88.56%
AQR Global Macro Fund*	4	81.88%
AQR Long-Short Equity Fund	5	89.91%
AQR Managed Futures Strategy Fund	8	77.22%
AQR Managed Futures Strategy HV Fund	5	85.50%
AQR Multi-Strategy Alternative Fund	4	75.71%
AQR Risk-Balanced Commodities Strategy Fund	6	93.24%
AQR Risk Parity Fund	5	81.64%
AQR Risk Parity II HV Fund*	7	86.50%
AQR Risk Parity II MV Fund	7	87.59%
AQR Style Premia Alternative Fund	5	77.08%
AQR Style Premia Alternative LV Fund	4	87.82%

*	The percentage held by the Adviser and/or affiliates is 14.91% and 18.90% respectively.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

15. Redemption in Kind

On July 25, 2014, one shareholder redeemed their investment in the AQR Style Premia Alternative Fund. The redemption represented 70.1% of the Fund’s net assets and was paid partially in cash and in-kind. The amount of redemption proceeds paid in-kind was $52,771,157. The realized gain (loss) associated with the portion redeemed in-kind was $19,331,459.

16. New Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The amendment removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the Net Asset Value per Share practical expedient. The Funds are required to apply ASU 2015-07 for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Management is currently evaluating the impact of ASU 2015-07.

In September 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30)—Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The amendment clarifies that the SEC would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

17. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than those noted above.

AQR Funds	Annual Report	December 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights as well as the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the thirteen portfolios that are included in AQR Funds (as listed in Note 1 to the financial statements and collectively referred to as the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long Short Equity Fund, AQR Multi- Strategy Alternative Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agents and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2016

AQR Funds	Annual Report	December 2015

Other Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2015, the Funds designate the following percentages of ordinary income dividends, or maximum amount allowable, as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	2.21%
AQR Equity Market Neutral Fund	6.11%
AQR Long-Short Equity Fund	4.07%
AQR Multi-Strategy Alternative Fund	0.44%
AQR Style Premia Alternative Fund	9.44%
AQR Style Premia Alternative LV Fund	8.75%

The Funds designate the following amounts, or the maximum allowable under Section 852 of the Internal Revenue Code, as long term capital gain dividends paid during the fiscal year ended December 31, 2015:

FUND	TOTAL
AQR Equity Market Neutral Fund	$102,719
AQR Global Macro Fund	$1,765,884
AQR Long-Short Equity Fund	$768,361
AQR Managed Futures Strategy Fund	$132,351,997
AQR Managed Futures Strategy HV Fund	$9,217,388
AQR Risk Parity Fund	$5,238,673
AQR Risk Parity II HV Fund	$935,618
AQR Risk Parity II MV Fund	$2,518,203
AQR Style Premia Alternative LV Fund	$28,347

AQR Funds	Annual Report	December 2015

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/15” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/15	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/15

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$954.20	2.56%	$12.61
Hypothetical Return	$1,000.00	$1,012.30	2.56%	$12.98

Class N
Actual Return	$1,000.00	$953.40	2.86%	$14.08
Hypothetical Return	$1,000.00	$1,010.79	2.86%	$14.50

Class R6
Actual Return	$1,000.00	$954.50	2.43%	$11.97
Hypothetical Return	$1,000.00	$1,012.96	2.43%	$12.33

AQR Equity Market Neutral Fund

Class I
Actual Return	$1,000.00	$1,126.50	1.76%	$9.43
Hypothetical Return	$1,000.00	$1,016.33	1.76%	$8.94

Class N
Actual Return	$1,000.00	$1,125.90	2.02%	$10.82
Hypothetical Return	$1,000.00	$1,015.02	2.02%	$10.26

Class R6
Actual Return	$1,000.00	$1,126.50	1.72%	$9.22
Hypothetical Return	$1,000.00	$1,016.53	1.72%	$8.74

AQR Funds	Annual Report	December 2015

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/15	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/15

AQR Global Macro Fund

Class I
Actual Return	$1,000.00	$1,019.20	1.29%	$6.57
Hypothetical Return	$1,000.00	$1,018.70	1.29%	$6.56

Class N
Actual Return	$1,000.00	$1,017.20	1.70%	$8.64
Hypothetical Return	$1,000.00	$1,016.64	1.70%	$8.64

Class R6
Actual Return	$1,000.00	$1,019.20	1.35%	$6.87
Hypothetical Return	$1,000.00	$1,018.40	1.35%	$6.87

AQR Long-Short Equity Fund

Class I
Actual Return	$1,000.00	$1,120.90	1.73%	$9.25
Hypothetical Return	$1,000.00	$1,016.48	1.73%	$8.79

Class N
Actual Return	$1,000.00	$1,119.40	1.99%	$10.63
Hypothetical Return	$1,000.00	$1,015.17	1.99%	$10.11

Class R6
Actual Return	$1,000.00	$1,121.10	1.72%	$9.20
Hypothetical Return	$1,000.00	$1,016.53	1.72%	$8.74

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$1,023.80	1.19%	$6.07
Hypothetical Return	$1,000.00	$1,019.21	1.19%	$6.06

Class N
Actual Return	$1,000.00	$1,022.40	1.46%	$7.44
Hypothetical Return	$1,000.00	$1,017.85	1.46%	$7.43

Class R6
Actual Return	$1,000.00	$1,025.50	1.13%	$5.77
Hypothetical Return	$1,000.00	$1,019.51	1.13%	$5.75

AQR Managed Futures Strategy HV Fund

Class I
Actual Return	$1,000.00	$1,032.20	1.58%	$8.09
Hypothetical Return	$1,000.00	$1,017.24	1.58%	$8.03

Class N
Actual Return	$1,000.00	$1,031.10	1.89%	$9.68
Hypothetical Return	$1,000.00	$1,015.68	1.89%	$9.60

Class R6
Actual Return	$1,000.00	$1,032.80	1.55%	$7.94
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

AQR Funds	Annual Report	December 2015

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/15	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/15

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,090.30	2.40%	$12.64
Hypothetical Return	$1,000.00	$1,013.11	2.40%	$12.18

Class N
Actual Return	$1,000.00	$1,089.00	2.67%	$14.06
Hypothetical Return	$1,000.00	$1,011.75	2.67%	$13.54

Class R6
Actual Return	$1,000.00	$1,090.00	2.33%	$12.27
Hypothetical Return	$1,000.00	$1,013.46	2.33%	$11.82

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$880.90	0.90%	$4.27
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

Class N
Actual Return	$1,000.00	$879.90	1.24%	$5.88
Hypothetical Return	$1,000.00	$1,018.95	1.24%	$6.31

Class R6
Actual Return	$1,000.00	$881.10	0.90%	$4.27
Hypothetical Return	$1,000.00	$1,020.67	0.90%	$4.58

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$905.60	0.92%	$4.42
Hypothetical Return	$1,000.00	$1,020.57	0.92%	$4.69

Class N
Actual Return	$1,000.00	$905.50	1.15%	$5.52
Hypothetical Return	$1,000.00	$1,019.41	1.15%	$5.85

Class R6
Actual Return	$1,000.00	$906.60	0.85%	$4.08
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$850.70	1.07%	$4.99
Hypothetical Return	$1,000.00	$1,019.81	1.07%	$5.45

Class N
Actual Return	$1,000.00	$848.50	1.48%	$6.90
Hypothetical Return	$1,000.00	$1,017.74	1.48%	$7.53

Class R6
Actual Return	$1,000.00	$849.80	1.14%	$5.32
Hypothetical Return	$1,000.00	$1,019.46	1.14%	$5.80

AQR Funds	Annual Report	December 2015

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/15	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/15

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$900.50	0.91%	$4.36
Hypothetical Return	$1,000.00	$1,020.62	0.91%	$4.63

Class N
Actual Return	$1,000.00	$900.60	1.20%	$5.75
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

Class R6
Actual Return	$1,000.00	$901.30	0.85%	$4.07
Hypothetical Return	$1,000.00	$1,020.92	0.85%	$4.33

AQR Style Premia Alternative Fund

Class I
Actual Return	$1,000.00	$1,103.30	2.00%	$10.60
Hypothetical Return	$1,000.00	$1,015.12	2.00%	$10.16

Class N
Actual Return	$1,000.00	$1,102.90	2.26%	$11.98
Hypothetical Return	$1,000.00	$1,013.81	2.26%	$11.47

Class R6
Actual Return	$1,000.00	$1,103.70	2.01%	$10.66
Hypothetical Return	$1,000.00	$1,015.07	2.01%	$10.21

AQR Style Premia Alternative LV Fund

Class I
Actual Return	$1,000.00	$1,046.30	1.01%	$5.21
Hypothetical Return	$1,000.00	$1,020.11	1.01%	$5.14

Class N
Actual Return	$1,000.00	$1,045.70	1.31%	$6.75
Hypothetical Return	$1,000.00	$1,018.60	1.31%	$6.67

Class R6
Actual Return	$1,000.00	$1,047.50	0.99%	$5.11
Hypothetical Return	$1,000.00	$1,020.21	0.99%	$5.04

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2015

Trustees and Officers (Unaudited)	December 31, 2015

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009 to 2010) (financial services)	42	Janus Capital Group (since 2008); ETF Securities (2010- 2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (since 2014); Managing Director, Finance Scholars Group (2010 to 2014) (consulting)	42	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008 to 2012) (insurance)	42	Webster Financial Corporation (since 2014)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) banking)	42	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	42	Biogen (since 2008); Arch Capital Group (since 2010); BG Medicine (2012- 2015); RiverPark Funds Trust (2010 to 2012)

Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Adjunct Professor and Executive-in- Residence, Columbia Business School (since 2002)	42	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (since 2014)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	42	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	42	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Managing Director and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007- 2013)	N/A	N/A

AQR Funds	Annual Report	December 2015

Trustees and Officers (Unaudited)	December 31, 2015

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Gregory McNeil, M.S./M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer at Franklin Templeton Investments (2010-2015)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D. 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D. 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2015

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 12-13, 2015 to consider the continuation of the: (i) Second Amended and Restated Investment Management Agreement between the Trust, on behalf of the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund, and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”); (ii) Second Amended and Restated Investment Sub-Advisory Agreement between AQR and CNH Partners, LLC ( “CNH” or the “Sub-Adviser”) with respect to the AQR Diversified Arbitrage Fund; and (iii) the Investment Sub-Advisory Agreement between AQR and CNH with respect to the AQR Multi-Strategy Alternative Fund (collectively, the “Sub-Advisory Agreements”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting in advance of the in-person meeting held on November 12-13, 2015 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 12-13, 2015, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Investment Management Agreement and the Sub-Advisory Agreements. These materials included: (i) memoranda and materials provided by AQR, describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by AQR, describing the personnel and services provided by CNH to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Investment Management Agreement and Sub-Advisory Agreements; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and performance relative to peers; (v) a discussion of the financial information and profitability of AQR and CNH; and (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Adviser,” as applicable. The Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively herein as the “Advisory Agreement,” as applicable and as the context suggests.

At the in-person meeting held on November 12-13, 2015, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for an additional one-year period. In approving the continuation of the Advisory Agreement, the Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Funds and the Adviser’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Advisory Agreement, the Board did not view the Advisory Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Advisory Agreement.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Advisory Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides marketing services, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Advisory Agreement. The Board also reviewed a wide range of services provided to the Funds pursuant to the Investment Management Agreement, which include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Advisory Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Advisory Agreement were of a high quality and benefit the Funds.

AQR Funds	Annual Report	December 2015

Board Approval of Investment Advisory Agreements (Unaudited)

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that AQR is an appropriate investment adviser for the Funds.

The Advisory Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises mutual funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities and the profitability of CNH with respect to its sub-advisory services for two of the Funds. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the management fees under the Advisory Agreement are reasonable.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that, under the Advisory Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, would have breakpoints in their advisory fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. However, to show that economies are being shared, the Adviser presented information regarding each Fund’s advisory fees relative to comparable funds of larger sizes. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Advisory Agreement and total expense ratios are reasonable in relation to the services provided by the Adviser (including CNH, when applicable) to the Funds, as well as the costs incurred and benefits to be gained by the Adviser (including CNH, when applicable) in providing such services, including the investment advisory and administrative components. The Board also found the investment advisory and management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Advisory Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2015

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248

p: +1.866.290.2688  |  w: https://funds.aqr.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2015, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2015 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has two “audit committee financial experts”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Messrs. L. Joe Moravy and Brian Posner, the Registrant’s audit committee financial experts, are “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2014 and December 31, 2015 were:

	2014	2015
Audit Fees (a)	$1,295,470	$1,297,220
Audit Related Fees (b)	$42,500	$8,000
Tax Fees (c)	$194,700	$246,719
All Other Fees (d)	$0	$0
Total:	$1,532,670	$1,551,939

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.
(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2014 and December 31, 2015 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2014 and December 31, 2015 relate to procedures performed by PricewaterhouseCoopers LLP in connection with its review of the issuance of, and amendments to, the Registrant’s Registration Statement as well as review of the in-kind transaction for the AQR Style Premia Alternative Fund during the year-ended December 31, 2014.
(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2014 and December 31, 2015: $336,340 and $416,799, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark A. Zurack, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 2, 2016

/s/ Heather Bonner
Heather Bonner,
Principal Financial Officer
March 2, 2016